As filed with the Securities and Exchange Commission on April 24, 2020.
File Nos. 333-96785
811-08306
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	□
Post-Effective Amendment No. 34	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 439	☒
(Check Appropriate Box or Boxes)
Brighthouse Variable Annuity Account B
(Exact Name of Registrant)
Brighthouse Life Insurance Company of NY
(Name of Depositor)
285 Madison Avenue, New York, New York 10017
(Address of Depositor's Principal Executive Offices) (Zip Code)
(Depositor's Telephone Number, including Area Code)
(980) 365-7100
(Name and Address of Guarantor)
Metropolitan Tower Life Insurance Company
200 Park Avenue
New York, NY 10166
(Name and Address of Agent for Service)
Brighthouse Life Insurance Company of NY
c/o CT Corporation System
111 Eighth Avenue, 13th Floor
New York, NY 10011
(212) 894-8940
Copies to:
W. Thomas Conner
Vedder Price
1401 I Street NW, Suite 1100
Washington, DC 20005
Approximate Date of Proposed Public Offering:
On May 1, 2020 or as soon thereafter as practicable.
It is proposed that this filing will become effective (check appropriate box):
□	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2020 pursuant to paragraph (b) of Rule 485.
□	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
□	on (date) pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
□	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Registered: (1) Individual Variable Annuity Contracts, and (2) Guarantee related to insurance obligations under these Variable Annuity Contracts

BRIGHTHOUSE LIFE INSURANCE COMPANY
BRIGHTHOUSE SEPARATE ACCOUNT A
BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
SUPPLEMENT DATED MAY 1, 2020
TO
THE PROSPECTUSES DATED MAY 1, 2020
This supplements the prospectuses dated May 1, 2020 for the 3-year Series L and Class L products issued by Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY (the “Companies”).
Effective as of June 2, 2003, the Companies suspended any allocations and/or transfers to the Fixed Account under the Series L and Class L contracts during the Accumulation Phase. This suspension is based on the authority granted to the Companies under the terms of the contracts and on the fact that the interest rate currently credited on Account Values allocated or transferred to the Fixed Account equals the minimum guaranteed interest rate. (See “Purchase – Allocation of Purchase Payments” and “Investment Options – Transfers” in the Prospectuses, and your contract.) This suspension will terminate at the discretion of the Companies or at such time as the Companies declare an interest rate to be credited on allocations and transfers to the Fixed Account in excess of the minimum guaranteed rate.
Series/Class L
SUPP-FXL20

BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
SUPPLEMENT DATED MAY 1, 2020 TO THE PROSPECTUSES
DATED MAY 1, 2020, MAY 1, 2015 AND MAY 1, 2011 (AS SUPPLEMENTED)
For contracts issued on or after December 17, 2007, this supplement describes the Annuity Date provision under the contract offered by the selling firm to which your account representative is associated. This supplement applies to the following variable annuity contracts issued by Brighthouse Life Insurance Company of NY (“we” or “us”): Class VA (offered between June 15, 2001 and October 7, 2011), Class C (offered between September 4, 2001 and October 7, 2011), Class XC, and the 3-year Class L. This supplement provides information in addition to that contained in the prospectuses dated May 1, 2020, May 1, 2015 and May 1, 2011 (as supplemented) for the contract. It should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 11225 North Community House Road, Charlotte, NC 28277 or call us at (800) 343-8496 to request a free copy.
Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.
Annuity Date
In the “ANNUITY PAYMENTS (THE INCOME PHASE) — Annuity Date” section of the prospectus, replace the second and third paragraphs with the following:
When you purchase the contract, the Annuity Date will be the later of the first day of the calendar month after the Annuitant’s 90th birthday or ten (10) years from the date your contract was issued. You can change or extend the Annuity Date at any time before the Annuity Date with 30 days prior notice to us. However, if you have bought your contract through the selling firm to which your account representative is associated, you cannot extend your Annuity Date to a date beyond age 95 of the Annuitant unless your contract is held through a custodial account, such as an IRA held in a custodial account (see “Other Information — Annuitant” for the definition of Annuitant and permitted changes of the Annuitant).
Please be aware that once your contract is annuitized, you are ineligible to receive the death benefit you have selected. Additionally, if you have elected a living benefit rider such as a Guaranteed Withdrawal Benefit, a Guaranteed Minimum Income Benefit, or the Guaranteed Minimum Accumulation Benefit, and the rider continues in effect at the time of annuitization, annuitizing your contract terminates the rider, including any death benefit provided by the rider and any Guaranteed Principal Adjustment (for the Lifetime Withdrawal Guarantee riders, the Guaranteed Minimum Income Benefit Plus riders, and the GMIB Max I rider) or Guaranteed Accumulation Payment (for the Guaranteed Minimum Accumulation Benefit rider) that may also be provided by the rider. For a Guaranteed Withdrawal Benefit rider where annuitization must occur no later than age 95 of the Annuitant, there are several annuity income options to choose from during the Income Phase of which you should be aware. See “Living Benefits — Description of the Lifetime Withdrawal Guarantee II — Lifetime Withdrawal Guarantee and Annuitization” and Living Benefits — Description of the Enhanced Guaranteed Withdrawal Benefit — Enhanced Guaranteed Withdrawal Benefit and Annuitization“ in the prospectus.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE
Telephone: 800-343-8496
SUPP-MLNY0520
2

The Variable Annuity Contract
issued by
BRIGHTHOUSE LIFE INSURANCE COMPANY of NY
and
Brighthouse Variable Annuity Account B
Class L
May 1, 2020
This prospectus describes the flexible premium deferred variable annuity contract offered by Brighthouse Life Insurance Company of NY (Brighthouse, the Company, or we or us). The contract is offered for individuals and some tax qualified and non-tax qualified retirement plans. Currently the contract is not available for new sales.
The annuity contract has 60 investment choices — a Fixed Account that offers an interest rate guaranteed by us, and 59 Investment Portfolios listed below. Effective for contracts issued on and after May 1, 2003, the Fixed Account is not available as an investment choice.

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio (Class B)
American Funds® Balanced Allocation Portfolio (Class C)
American Funds® Growth Allocation Portfolio (Class C)
American Funds® Growth Portfolio (Class C)
American Funds® Moderate Allocation Portfolio (Class C)
AQR Global Risk Balanced Portfolio (Class B)
BlackRock Global Tactical Strategies Portfolio (Class B)
BlackRock High Yield Portfolio (Class B)
Brighthouse Asset Allocation 100 Portfolio (Class B)
Brighthouse Balanced Plus Portfolio (Class B)
Brighthouse Small Cap Value Portfolio (Class B)
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class B)
Brighthouse/Eaton Vance Floating Rate Portfolio (Class B)
Brighthouse/Franklin Low Duration Total Return Portfolio (Class B)
Brighthouse/Templeton International Bond Portfolio (Class B)#
Clarion Global Real Estate Portfolio (Class B)
Harris Oakmark International Portfolio (Class B)
Invesco Balanced-Risk Allocation Portfolio (Class B)
Invesco Comstock Portfolio (Class B)
Invesco Small Cap Growth Portfolio (Class B)
JPMorgan Core Bond Portfolio (Class B)
JPMorgan Global Active Allocation Portfolio (Class B)
Loomis Sayles Global Allocation Portfolio (Class B)
Loomis Sayles Growth Portfolio (Class B) (formerly ClearBridge Aggressive Growth Portfolio)
MetLife Multi-Index Targeted Risk Portfolio (Class B)
MFS® Research International Portfolio (Class B)
PanAgora Global Diversified Risk Portfolio (Class B)
PIMCO Inflation Protected Bond Portfolio (Class B)
PIMCO Total Return Portfolio (Class B)
Schroders Global Multi-Asset Portfolio (Class B)
SSGA Growth and Income ETF Portfolio (Class B)
SSGA Growth ETF Portfolio (Class B)
T. Rowe Price Large Cap Value Portfolio (Class B)
T. Rowe Price Mid Cap Growth Portfolio (Class B)
Victory Sycamore Mid Cap Value Portfolio (Class B)
Wells Capital Management Mid Cap Value Portfolio (Class B)
Western Asset Management Government Income Portfolio (Class B)
Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio (Class B)
BlackRock Ultra-Short Term Bond Portfolio (Class B)
Brighthouse Asset Allocation 20 Portfolio (Class B)
Brighthouse Asset Allocation 40 Portfolio (Class B)
Brighthouse Asset Allocation 60 Portfolio (Class B)
Brighthouse Asset Allocation 80 Portfolio (Class B)
Brighthouse/Artisan Mid Cap Value Portfolio (Class B)
Brighthouse/Dimensional International Small Company Portfolio (Class B)
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class B)
Frontier Mid Cap Growth Portfolio (Class B)
Jennison Growth Portfolio (Class B)
MetLife Aggregate Bond Index Portfolio (Class G)
MetLife Mid Cap Stock Index Portfolio (Class G)
MetLife MSCI EAFE® Index Portfolio (Class G)
MetLife Russell 2000® Index Portfolio (Class G)
MetLife Stock Index Portfolio (Class B)
1

MFS® Value Portfolio (Class B)
Neuberger Berman Genesis Portfolio (Class B)
T. Rowe Price Large Cap Growth Portfolio (Class B)
VanEck Global Natural Resources Portfolio (Class B)#
Western Asset Management Strategic Bond Opportunities Portfolio (Class B)
Western Asset Management U.S. Government Portfolio (Class B)
# This portfolio is only available for investment if certain optional riders are elected. (See “Purchase — Investment Allocation Restrictions for Certain Riders.”)
In accordance with regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, paper copies of the shareholder reports for the Investment Portfolios available under your variable annuity contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Brighthouse. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Brighthouse electronically by contacting us at www.brighthousefinancial.com to enroll.
You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling (800) 638-7732, or by sending an email correspondence to rcg@brighthousefinancial.com. Your election to receive reports in paper will apply to all Investment Portfolios available under your contract.
Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Brighthouse Variable Annuity Contract.
To learn more about the Brighthouse Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2020. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 86 of this prospectus. For a free copy of the SAI, call us at (800) 343-8496, visit our website at www.brighthousefinancial.com, or write to us at: 11225 North Community House Road, Charlotte, NC 28277.
The contracts:
•	are not bank deposits
•	are not FDIC insured
•	are not insured by any federal government agency
•	are not guaranteed by any bank or credit union
•	may be subject to loss of principal
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
May 1, 2020
2

TABLE OF CONTENTS	Page	Page

3
4

INDEX OF SPECIAL TERMS
Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.
Page
Account Value.................................................................23
Accumulation Phase........................................................17
Accumulation Unit..........................................................22
Annual Benefit Payment..................................................54
Annuitant........................................................................86
Annuity Date..................................................................38
Annuity Options.............................................................39
Annuity Payments...........................................................38
Annuity Service Center......................................................8
Annuity Units..................................................................39
Beneficiary......................................................................85
Benefit Base.....................................................................60
Business Day...................................................................19
Contract Year.................................................................18
Fixed Account.................................................................17
Free Look........................................................................22
Good Order....................................................................84
Guaranteed Accumulation Amount.................................65
Guaranteed Withdrawal Amount....................................61
GWB Withdrawal Rate...................................................61
Income Base....................................................................45
Income Phase..................................................................17
Investment Portfolios......................................................24
Joint Owners...................................................................85
Owner.............................................................................85
Purchase Payment...........................................................18
Remaining Guaranteed Withdrawal Amount..................52
Separate Account............................................................81
Total Guaranteed Withdrawal Amount...........................52
5

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HIGHLIGHTS
The variable annuity contract that we are offering is a contract between you, the Owner, and us, the insurance company, where you agree to make at least one Purchase Payment to us and we agree to make a series of Annuity Payments at a later date. The contract has a maximum issue age and you should consult with your financial representative. The contract provides a means for investing on a tax-deferred basis in our Fixed Account (for contracts issued prior to May 1, 2003) and the Investment Portfolios. The contract is intended for retirement savings or other long-term investment purposes. When you purchase the contract, you can choose an optional death benefit and fixed and variable income options. You can also select a guaranteed minimum income benefit (GMIB), a guaranteed withdrawal benefit (GWB), or a guaranteed minimum accumulation benefit (GMAB). We are obligated to pay all money we owe under the contracts, including death benefits, income payments, and amounts due under a GMIB, GWB, or GMAB. Any such amount that exceeds the assets in the Separate Account is paid from our general account, subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and is not guaranteed by any other party. (See “Other Information — The Separate Account.”)
The contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the Accumulation Phase, we may assess a withdrawal charge of up to 7%. Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.
The Income Phase occurs when you or a designated payee begin receiving regular Annuity Payments from your contract. You and the Annuitant (the person on whose life we base Annuity Payments) do not have to be the same, unless you purchase a tax qualified contract or elect the GMIB (see “Living Benefits — Guaranteed Income Benefits”).
You can have Annuity Payments made on a variable basis, a fixed basis, or a combination of both. If you choose variable Annuity Payments, the amount of the variable Annuity Payments will depend upon the investment performance of the Investment Portfolio(s) you select for the Income Phase. If you choose fixed Annuity Payments, the amount of each payment will not change during the Income Phase. There is no death benefit during the Income Phase, however, depending on the Annuity Option you elect, any remaining guarantee (i.e., cash refund amount or guaranteed Annuity Payments) will be paid to your Beneficiary (or Beneficiaries) (see “Annuity Payments (The Income Phase)” for more information).
Tax Deferral and Qualified Plans. The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans. For any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See “Federal Income Tax Status.”)
This prospectus describes all the material features of the contract. If you would like to review a copy of the contract and any endorsements, contact our Annuity Service Center.
Free Look. You may cancel the contract within 10 days after receiving it. If you mail your cancellation request, the request must be postmarked by the appropriate day; if you deliver your cancellation request by hand, it must be received by us by the appropriate day. You will receive whatever your contract is worth on the day that we receive your cancellation request, and we will not deduct a withdrawal charge. The amount you receive may be more or less than your Purchase Payment, depending upon the performance of the Investment Portfolios. You bear the risk of any decline in Account Value. We do not refund any charges or deductions assessed during the Free Look period.
Tax Penalty. The earnings in your contract are not taxed until you take money out of your contract. If you take money out of a Non-Qualified Contract during the Accumulation Phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1⁄2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the Income Phase are considered partly a return of your original investment until your investment is returned.
7

Non-Natural Persons as Owners. If the Owner of a non-qualified annuity contract is not a natural person (e.g., a corporation, partnership or certain trusts), gains under the contract are generally not eligible for tax deferral. The Owner of this contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). The Owner of this contract can also be a Beneficiary of a deceased person's contract that is an Individual Retirement Account or non-qualified deferred annuity. A contract generally may have two Owners (both of whom must be individuals). The contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a SEP or SIMPLE IRA contract. Subject to state approval, certain retirement plans qualified under the Internal Revenue Code may purchase the contract. If a non-natural person is the Owner of a Non-Qualified Contract, the distribution on death rules under the Internal Revenue Code may require payment to begin earlier than expected and may impact the usefulness of the living and/or death benefits.
Non-Natural Persons as Beneficiaries. Naming a non-natural person, such as a trust or estate, as a Beneficiary under the contract will generally eliminate the Beneficiary's ability to stretch the contract or a spousal Beneficiary's ability to continue the contract and the living and/or death benefits.
Inquiries. If you need more information, please contact our Annuity Service Center at:
Brighthouse Life Insurance Company of NY
Annuity Service Center
P.O. Box 10366
Des Moines, Iowa 50306-0366
(800) 343-8496
Electronic Delivery. As an Owner you may elect to receive electronic delivery of current prospectuses related to this contract, prospectuses and annual and semi-annual reports for the Investment Portfolios and other contract related documents.
Contact us at www.brighthousefinancial.com for more information and to enroll.
8

FEE TABLES AND EXAMPLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Account Value between investment options. State premium taxes may also be deducted. New York does not currently assess premium taxes on Purchase Payments.

Owner Transaction Expenses Table
Withdrawal Charge (Note 1) (as a percentage of Purchase Payments)	7%

Transfer Fee (Note 2)	$25 $0 (First 12 per year)

Note 1. If an amount withdrawn is determined to include the withdrawal of prior Purchase Payments, a withdrawal charge may be assessed. Withdrawal charges are calculated in accordance with the following. (See “Expenses — Withdrawal Charge.”)
Number of Complete Years from Receipt of Purchase Payment	Withdrawal Charge (% of Purchase Payment)
0	7
1	6
2	5
3 and thereafter	0
Note 2. There is no charge for the first 12 transfers in a Contract Year; thereafter the fee is $25 per transfer. We currently are waiving the transfer fee, but reserve the right to charge the fee in the future.
9

The next tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including Investment Portfolio fees and expenses.

Account Fee (Note 1)	$30
Separate Account Annual Expenses (Note 2)
(referred to as Separate Account Product Charges)
(as a percentage of average Account Value in the Separate Account)
Mortality and Expense Charge	1.35%
Administration Charge	0.25%
Total Separate Account Annual Expenses	1.60%

Death Benefit Rider Charges (Optional) (as a percentage of average Account Value in the Separate Account)
Optional Death Benefit — Annual Step-Up Death Benefit	0.20%

Total Separate Account Annual Expenses Including Charge for Optional Death Benefit	1.80%

Note 1. An account fee of $30 is charged on the contract anniversary each Contract Year if the Account Value is less than $50,000. Different policies apply during the Income Phase of the contract. (See “Expenses.”)
Note 2. For contracts issued before May 1, 2003, the Mortality and Expense Charge is 1.45%. Certain charges and expenses may not apply during the Income Phase of the contract. (See “Expenses.”)
10

Additional Optional Rider Charges (Note 1)
Guaranteed Minimum Income Benefit (GMIB) Rider Charges
(as a percentage of the Income Base (Note 2))

GMIB Plus I — maximum charge	1.50%
GMIB Plus I — current charge	0.95%

GMIB — maximum charge	0.50%

Lifetime Withdrawal Guarantee Rider Charges
(as a percentage of the Total Guaranteed Withdrawal Amount (Note 3))

Lifetime Withdrawal Guarantee II
Single Life version — maximum charge	1.60%
Single Life version — current charge	1.25%
Joint Life version — maximum charge	1.80%
Joint Life version — current charge	1.50%

Lifetime Withdrawal Guarantee I
Single Life version — maximum charge	0.95%
Single Life version — current charge	0.50%
Joint Life version — maximum charge	1.40%
Joint Life version — current charge	0.70%

Note 1. You may only elect one living benefit rider at a time. Certain rider charges for contracts issued before May 4, 2009 are different. Certain charges and expenses may not apply during the Income Phase of the contract. (See “Expenses.”) Charges for riders may vary depending on your Contract issue date and the specific benefits elected. Additional information describing the rider charges in effect for when your Contract was issued, and that will enable you to determine the applicable charges, is available in the section of the Prospectus titled “Expenses.”
Note 2. On the issue date, the Income Base is equal to your initial Purchase Payment. The Income Base is adjusted for subsequent Purchase Payments and withdrawals. See “Living Benefits — Guaranteed Income Benefits” for a definition of the term Income Base. The GMIB Plus I rider charge may increase upon an Optional Reset, but they will not exceed the maximum charges listed in this table. If, at the time your contract was issued, the current rider charge was equal to the maximum rider charge, that rider charge will not increase upon an Optional Reset. (See “Expenses.”)
Note 3. The Total Guaranteed Withdrawal Amount is initially set at an amount equal to your initial Purchase Payment. The Total Guaranteed Withdrawal Amount may increase with additional Purchase Payments and may decrease with certain withdrawals. See “Living Benefits — Guaranteed Withdrawal Benefits” for a definition of the term Total Guaranteed Withdrawal Amount. The Lifetime Withdrawal Guarantee rider charges may increase upon an Automatic Annual Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your contract was issued, the current rider charge was equal to the maximum rider charge, that rider charge will not increase upon an Automatic Annual Step-Up. (See “Expenses.”)
11

Guaranteed Withdrawal Benefit Rider Charges
(as a percentage of the Guaranteed Withdrawal Amount (Note 4))

Enhanced Guaranteed Withdrawal Benefit — maximum charge	1.00%
Enhanced Guaranteed Withdrawal Benefit — current charge	0.55%

Guaranteed Withdrawal Benefit I — maximum charge	0.95%
Guaranteed Withdrawal Benefit I — current charge	0.50%

Guaranteed Minimum Accumulation Benefit (GMAB) Rider Charge
(as a percentage of the Guaranteed Accumulation Amount (Note 5))
GMAB — maximum charge	0.75%

Note 4. The Guaranteed Withdrawal Amount is initially set at an amount equal to your initial Purchase Payment plus the GWB Bonus Amount. The Guaranteed Withdrawal Amount may increase with additional Purchase Payments. See “Living Benefits — Guaranteed Withdrawal Benefits” for definitions of the terms Guaranteed Withdrawal Amount and GWB Bonus Amount. The Enhanced Guaranteed Withdrawal Benefit and Guaranteed Withdrawal Benefit I rider charges may increase upon an Optional Reset, but they will not exceed the maximum charges listed in this table. If, at the time your contract was issued, the current rider charge was equal to the maximum rider charge, that rider charge will not increase upon an Optional Reset. (See “Expenses.”)
Note 5. The Guaranteed Accumulation Amount is initially set at an amount equal to a percentage of your initial Purchase Payment. The Guaranteed Accumulation Amount is adjusted for additional Purchase Payments made during the first 120 days of the contract and for withdrawals. See “Living Benefits — Guaranteed Minimum Accumulation Benefit” for a definition of the term Guaranteed Accumulation Amount.
12

The next table shows the minimum and maximum total operating expenses charged by the Investment Portfolios that you may pay periodically during the time that you own the contract. Certain Investment Portfolios may impose a redemption fee in the future. More detail concerning each Investment Portfolio's fees and expenses is contained in the prospectuses for the Investment Portfolios and in the following tables. For information concerning compensation paid for the sale of the contracts, see “Other Information — Distributor.”
Minimum and Maximum Total Annual Investment Portfolio Operating Expenses
	Minimum	Maximum
Total Annual Investment Portfolio Operating Expenses
(expenses that are deducted from Investment Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.53%	1.67%
Investment Portfolio Fees and Expenses as of December 31, 2019
(as a percentage of average daily net assets)
The following table is a summary. For more complete information on Investment Portfolio fees and expenses, please refer to the prospectus for each Investment Portfolio.
Investment Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio	0.61%	0.25%	0.04%	0.01%	0.91%	0.02%	0.89%
American Funds® Balanced Allocation Portfolio	0.06%	0.55%	0.01%	0.42%	1.04%	—	1.04%
American Funds® Growth Allocation Portfolio	0.06%	0.55%	0.01%	0.43%	1.05%	—	1.05%
American Funds® Growth Portfolio	—	0.55%	0.02%	0.35%	0.92%	—	0.92%
American Funds® Moderate Allocation Portfolio	0.06%	0.55%	0.02%	0.41%	1.04%	—	1.04%
AQR Global Risk Balanced Portfolio	0.62%	0.25%	0.03%	0.05%	0.95%	0.01%	0.94%
BlackRock Global Tactical Strategies Portfolio	0.66%	0.25%	0.02%	0.07%	1.00%	0.05%	0.95%
BlackRock High Yield Portfolio	0.60%	0.25%	0.08%	—	0.93%	0.01%	0.92%
Brighthouse Asset Allocation 100 Portfolio	0.07%	0.25%	0.02%	0.66%	1.00%	—	1.00%
Brighthouse Balanced Plus Portfolio	0.24%	0.25%	0.01%	0.45%	0.95%	0.01%	0.94%
Brighthouse Small Cap Value Portfolio	0.75%	0.25%	0.04%	0.11%	1.15%	0.01%	1.14%
Brighthouse/Aberdeen Emerging Markets Equity Portfolio	0.92%	0.25%	0.09%	—	1.26%	0.10%	1.16%
Brighthouse/Eaton Vance Floating Rate Portfolio	0.60%	0.25%	0.09%	—	0.94%	—	0.94%
Brighthouse/Franklin Low Duration Total Return Portfolio	0.50%	0.25%	0.05%	0.01%	0.81%	0.07%	0.74%
Brighthouse/Templeton International Bond Portfolio	0.60%	0.25%	0.08%	—	0.93%	—	0.93%
Clarion Global Real Estate Portfolio	0.62%	0.25%	0.05%	—	0.92%	0.04%	0.88%
Harris Oakmark International Portfolio	0.77%	0.25%	0.05%	—	1.07%	0.03%	1.04%
Invesco Balanced-Risk Allocation Portfolio	0.63%	0.25%	0.04%	0.02%	0.94%	0.02%	0.92%
Invesco Comstock Portfolio	0.57%	0.25%	0.02%	—	0.84%	0.02%	0.82%
13

Investment Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Invesco Small Cap Growth Portfolio	0.85%	0.25%	0.04%	—	1.14%	0.08%	1.06%
JPMorgan Core Bond Portfolio	0.55%	0.25%	0.03%	—	0.83%	0.14%	0.69%
JPMorgan Global Active Allocation Portfolio	0.72%	0.25%	0.05%	—	1.02%	0.06%	0.96%
Loomis Sayles Global Allocation Portfolio	0.70%	0.25%	0.08%	—	1.03%	0.01%	1.02%
Loomis Sayles Growth Portfolio	0.57%	0.25%	0.02%	—	0.84%	0.02%	0.82%
MetLife Multi-Index Targeted Risk Portfolio	0.17%	0.25%	0.01%	0.22%	0.65%	—	0.65%
MFS ® Research International Portfolio	0.70%	0.25%	0.04%	—	0.99%	0.10%	0.89%
PanAgora Global Diversified Risk Portfolio	0.65%	0.25%	0.20%	0.02%	1.12%	—	1.12%
PIMCO Inflation Protected Bond Portfolio	0.48%	0.25%	0.94%	—	1.67%	—	1.67%
PIMCO Total Return Portfolio	0.48%	0.25%	0.38%	—	1.11%	0.03%	1.08%
Schroders Global Multi-Asset Portfolio	0.63%	0.25%	0.04%	0.02%	0.94%	0.01%	0.93%
SSGA Growth and Income ETF Portfolio	0.31%	0.25%	0.01%	0.20%	0.77%	—	0.77%
SSGA Growth ETF Portfolio	0.32%	0.25%	0.03%	0.21%	0.81%	—	0.81%
T. Rowe Price Large Cap Value Portfolio	0.57%	0.25%	0.02%	—	0.84%	0.05%	0.79%
T. Rowe Price Mid Cap Growth Portfolio	0.75%	0.25%	0.03%	—	1.03%	—	1.03%
Victory Sycamore Mid Cap Value Portfolio	0.65%	0.25%	0.04%	—	0.94%	0.09%	0.85%
Wells Capital Management Mid Cap Value Portfolio	0.72%	0.25%	0.05%	—	1.02%	0.06%	0.96%
Western Asset Management Government Income Portfolio	0.43%	0.25%	0.05%	—	0.73%	0.03%	0.70%
Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio	0.79%	0.25%	0.05%	—	1.09%	0.12%	0.97%
BlackRock Ultra-Short Term Bond Portfolio	0.35%	0.25%	0.04%	—	0.64%	0.02%	0.62%
Brighthouse Asset Allocation 20 Portfolio	0.10%	0.25%	0.03%	0.63%	1.01%	0.03%	0.98%
Brighthouse Asset Allocation 40 Portfolio	0.06%	0.25%	—	0.63%	0.94%	—	0.94%
Brighthouse Asset Allocation 60 Portfolio	0.05%	0.25%	—	0.64%	0.94%	—	0.94%
Brighthouse Asset Allocation 80 Portfolio	0.05%	0.25%	0.01%	0.65%	0.96%	—	0.96%
Brighthouse/Artisan Mid Cap Value Portfolio	0.82%	0.25%	0.04%	—	1.11%	0.08%	1.03%
Brighthouse/Dimensional International Small Company Portfolio	0.81%	0.25%	0.14%	—	1.20%	0.01%	1.19%
Brighthouse/Wellington Core Equity Opportunities Portfolio	0.70%	0.25%	0.02%	—	0.97%	0.12%	0.85%
Frontier Mid Cap Growth Portfolio	0.71%	0.25%	0.04%	—	1.00%	0.02%	0.98%
Jennison Growth Portfolio	0.60%	0.25%	0.02%	—	0.87%	0.08%	0.79%
MetLife Aggregate Bond Index Portfolio	0.25%	0.30%	0.03%	—	0.58%	0.01%	0.57%
MetLife Mid Cap Stock Index Portfolio	0.25%	0.30%	0.05%	0.01%	0.61%	—	0.61%
MetLife MSCI EAFE® Index Portfolio	0.30%	0.30%	0.07%	0.01%	0.68%	—	0.68%
MetLife Russell 2000® Index Portfolio	0.25%	0.30%	0.06%	—	0.61%	—	0.61%
MetLife Stock Index Portfolio	0.25%	0.25%	0.03%	—	0.53%	0.01%	0.52%
MFS ® Value Portfolio	0.61%	0.25%	0.02%	—	0.88%	0.06%	0.82%
Neuberger Berman Genesis Portfolio	0.82%	0.25%	0.04%	—	1.11%	0.01%	1.10%
T. Rowe Price Large Cap Growth Portfolio	0.60%	0.25%	0.03%	—	0.88%	0.05%	0.83%
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Investment Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
VanEck Global Natural Resources Portfolio	0.78%	0.25%	0.03%	0.01%	1.07%	0.06%	1.01%
Western Asset Management Strategic Bond Opportunities Portfolio	0.57%	0.25%	0.03%	—	0.85%	0.06%	0.79%
Western Asset Management U.S. Government Portfolio	0.48%	0.25%	0.02%	—	0.75%	0.03%	0.72%
The information shown in the table above was provided by the Investment Portfolios. Certain Investment Portfolios and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue at least until April 30, 2021. These arrangements can be terminated with respect to these Investment Portfolios only with the approval of the Investment Portfolio's board of directors or trustees. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements.
Certain Investment Portfolios that have “Acquired Fund Fees and Expenses” are “funds of funds.” A fund of funds invests substantially all of its assets in other underlying funds. Because the Investment Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.
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Examples
These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Owner Transaction Expenses, the Account Fee, Separate Account Annual Expenses, and Investment Portfolio Fees and Expenses.
The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume: (a) maximum and (b) minimum fees and expenses of any of the Investment Portfolios (before any waiver and/or reimbursement). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Chart 1. Chart 1 assumes you select the optional Annual Step-Up Death Benefit and the Joint Life version of the Lifetime Withdrawal Guarantee II rider (assuming the maximum 1.80% charge applies in all Contract Years), which is the most expensive way to purchase the contract.
(1) If you surrender your contract at the end of the applicable time period:
Time Periods
	1 year	3 years	5 years	10 years
maximum	$1,257	$2,083	$2,743	$5,668
minimum	$1,143	$1,751	$2,205	$4,687

(2) If you do not surrender your contract or if you annuitize at the end of the applicable time period:
Time Periods
	1 year	3 years	5 years	10 years
maximum	$557	$1,633	$2,743	$5,668
minimum	$443	$1,301	$2,205	$4,687

Chart 2. Chart 2 assumes that you do not select the optional death benefit rider, a Guaranteed Minimum Income Benefit rider, a Guaranteed Withdrawal Benefit rider, or the Guaranteed Minimum Accumulation Benefit rider, which is the least expensive way to purchase the contract.
(1) If you surrender your contract at the end of the applicable time period:
Time Periods
	1 year	3 years	5 years	10 years
maximum	$1,057	$1,476	$1,719	$3,558
minimum	$ 943	$1,136	$1,155	$2,451

(2) If you do not surrender your contract or if you annuitize at the end of the applicable time period:
Time Periods
	1 year	3 years	5 years	10 years
maximum	$357	$1,026	$1,719	$3,558
minimum	$243	$ 686	$1,155	$2,451
The Examples should not be considered a representation of past or future expenses or annual rates of return of any Investment Portfolio. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples. Condensed financial information containing the Accumulation Unit value history appears in Appendix A of this prospectus as well as in the SAI.
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1.    THE ANNUITY CONTRACT
This prospectus describes the variable annuity contract offered by us.
The variable annuity contract is a contract between you as the Owner, and us, the insurance company, where we promise to pay an income to you, in the form of Annuity Payments, beginning on a designated date that you select. Until you decide to begin receiving Annuity Payments, your annuity is in the Accumulation Phase. If you die during the Accumulation Phase, your Beneficiary (or Beneficiaries) will receive the death benefit under your contract (see “Death Benefit” for more information). Once you begin receiving Annuity Payments, your contract switches to the Income Phase. There is no death benefit during the Income Phase; however, depending on the Annuity Option you elect, any remaining guarantee (i.e., cash refund amount or guaranteed Annuity Payments) will be paid to your Beneficiary(ies) (see “Annuity Payments (The Income Phase)” for more information).
The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract. For any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See “Federal Income Tax Status.”)
The contract is called a variable annuity because you can choose among the Investment Portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the Accumulation Phase depends upon the investment performance of the Investment Portfolio(s) you select. The amount of the Annuity Payments you receive during the Income Phase from the variable annuity portion of the contract also depends, in part, upon the investment performance of the Investment Portfolio(s) you select for the Income Phase. We do not guarantee the investment performance of the variable annuity portion. You bear the full investment risk for all amounts allocated to the variable annuity portion. However, there are certain optional features that provide guarantees that can reduce your investment risk (see “Living Benefits”).
Except as described below, the contract also contains a Fixed Account option. The Fixed Account offers an interest rate that is guaranteed by us. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. If you select the Fixed Account, your money will be placed with our other general account assets, and the amount of money you are able to accumulate in your contract during the Accumulation Phase depends upon the total interest credited to your contract. The Fixed Account is part of our general account. Our general account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the general account. If you select a fixed Annuity Payment option during the Income Phase, payments are made from our general account assets. All guarantees as to Purchase Payments or Account Value allocated to the Fixed Account, interest credited to the Fixed Account, and fixed Annuity Payments are subject to our financial strength and claims-paying ability.
The amount of the Annuity Payments you receive during the Income Phase from a fixed Annuity Payment option of the contract will remain level for the entire Income Phase. (Please see “Annuity Payments (The Income Phase)” for more information.)
This prospectus describes all material features of the contract. If you would like to review a copy of the contract and any endorsements, contact our Annuity Service Center.
Effective for contracts issued on and after May 1, 2003, the Fixed Account is not available as an investment choice (a guaranteed account option is available in connection with an Enhanced Dollar Cost Averaging program during the Accumulation Phase, and a fixed Annuity Payment option is available during the Income Phase). All references in this prospectus to investments in or transfers into the Fixed Account shall only apply to contracts issued prior to May 1, 2003.
As Owner of the contract, you exercise all interests and rights under the contract. You can change the Owner at any time, subject to our underwriting rules (a change of ownership may terminate certain optional riders). The contract may be owned generally by Joint Owners (limited to two natural persons). We provide more information on this under “Other Information — Ownership.”
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All contract provisions will be interpreted and administered in accordance with the requirements of the Internal Revenue Code (the “Code”). Any Code references to “spouses” include those persons who enter into lawful marriages under state law, regardless of sex.
2.    PURCHASE
The maximum issue age for the contract and certain of its riders may be reduced in connection with the offer of the contract through certain broker dealers (“selling firms”). In addition, certain riders may not be available through certain selling firms. You should discuss this with your financial representative.
We reserve the right to reject any application.
Purchase Payments
A Purchase Payment is the money you give us to invest in the contract. The initial Purchase Payment is due on the date the contract is issued. You may also be permitted to make subsequent Purchase Payments. Initial and subsequent Purchase Payments are subject to certain requirements. These requirements are explained below. We may restrict your ability to make subsequent Purchase Payments. The manner in which subsequent Purchase Payments may be restricted is discussed below.
General Requirements for Purchase Payments. The following requirements apply to initial and subsequent Purchase Payments:
•	The minimum initial Purchase Payment we will accept is $10,000.
•	The maximum total Purchase Payments for the contract is $1,000,000, without prior approval from us.
•	The minimum subsequent Purchase Payment is $500 unless you have elected an electronic funds transfer program approved by us, in which case the minimum subsequent Purchase Payment is $100 per month.
•	We will accept a different amount if required by federal tax law.
•	We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See “Access to Your Money.”)
•	We will not accept Purchase Payments made with cash, money orders, or travelers checks.
Restrictions on Subsequent Purchase Payments. We may restrict your ability to make subsequent Purchase Payments. We will notify you in advance if we impose restrictions on subsequent Purchase Payments. You and your financial representative should carefully consider whether our ability to restrict subsequent Purchase Payments is consistent with your investment objectives.
•	We reserve the right to reject any Purchase Payment and to limit future Purchase Payments. This means that we may restrict your ability to make subsequent Purchase Payments for any reason, subject to applicable requirements in New York State. We may make certain exceptions to restrictions on subsequent Purchase Payments in accordance with our established administrative procedures.
Termination for Low Account Value
We may terminate your contract by paying you the Account Value in one sum if, prior to the Annuity Date, you do not make Purchase Payments for three consecutive Contract Years, the total amount of Purchase Payments made, less any partial withdrawals, is less than $2,000 or any lower amount required by federal tax laws, and the Account Value on or after the end of such three year period is less than $2,000. (A Contract Year is defined as a one-year period starting on the date the contract is issued and on each contract anniversary thereafter.) Accordingly, no contract will be terminated due solely to negative investment performance. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA, Roth IRA, SEP, SIMPLE IRA or other Qualified Contract. We will not terminate the contract if it includes a Lifetime Withdrawal Guarantee or Guaranteed Minimum Accumulation Benefit rider. In addition, we will not terminate any contract that includes a Guaranteed Withdrawal Benefit or Guaranteed Minimum Income Benefit rider or a guaranteed death benefit if, at the time the termination would otherwise occur, the Benefit Base/Income Base of the living benefit rider, or the guaranteed amount under any death benefit, is greater than the Account Value. For all other contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals.
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Allocation of Purchase Payments
When you purchase a contract, we will allocate your Purchase Payment to the Fixed Account and/or any of the Investment Portfolios you have selected. You may not choose more than 18 Investment Portfolios (including the Fixed Account) at the time your initial Purchase Payment is allocated. Each allocation must be at least $500 and must be in whole numbers.
We have reserved the right to restrict payments to the Fixed Account if any of the following conditions exist:
•	the credited interest rate on the Fixed Account is equal to the guaranteed minimum rate indicated in your contract;
•	your Account Value in the Fixed Account equals or exceeds our published maximum for Fixed Account allocation (currently, there is no limit; we will notify you of any such maximum allocation limit); or
•	a transfer was made out of the Fixed Account within the previous 180 days.
Once we receive your Purchase Payment and the necessary information (or a designee receives a payment and the necessary information in accordance with the designee’s administrative procedures), we will issue your contract and allocate your first Purchase Payment within 2 Business Days. A Business Day is each day that the New York Stock Exchange is open for business. A Business Day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within 5 Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information. (See “Other Information — Requests and Elections.”) However, if you allocate Purchase Payments to a discontinued Investment Portfolio (see Appendix A), we will request reallocation instructions, or if we are unable to obtain such instructions, we will return your Purchase Payment to you.
We may restrict the investment options available to you if you select certain optional riders. These restrictions are intended to reduce the risk of investment losses that could require us to use our own assets to pay amounts due under the selected optional rider.
If you choose the Guaranteed Minimum Income Benefit Plus (GMIB Plus I) or Lifetime Withdrawal Guarantee II (LWG II) riders, until the rider terminates, we will require you to allocate your Purchase Payments and Account Value as described below under “Investment Allocation Restrictions for Certain Riders.”
If you chose the Lifetime Withdrawal Guarantee I (LWG I) rider, until the rider terminates, we will require you to allocate your Purchase Payments and Account Value as described in “Living Benefits — Guaranteed Withdrawal Benefits — Description of the Lifetime Withdrawal Guarantee I” (you may participate in the Enhanced Dollar Cost Averaging (EDCA) program, subject to restrictions).
If you choose the Guaranteed Minimum Accumulation Benefit rider, until the rider terminates, we require you to allocate your Purchase Payments and Account Value solely to one Investment Portfolio (see “Living Benefits — Guaranteed Minimum Accumulation Benefit”) (you may participate in the EDCA program, subject to restrictions).
If you make additional Purchase Payments, we will allocate them in the same way as your first Purchase Payment unless you tell us otherwise. However, if you make an additional Purchase Payment while an EDCA or Dollar Cost Averaging (DCA) program is in effect, we will not allocate the additional Purchase Payment to the EDCA or DCA program, unless you tell us to do so. Instead, unless you give us other instructions, we will allocate the additional Purchase Payment directly to the same destination Investment Portfolios you selected under the EDCA or DCA program. (See “Investment Options — Dollar Cost Averaging Programs.”) You may change your allocation instructions at any time by notifying us in writing, by calling us or by Internet. You may not choose more than 18 Investment Portfolios (including the Fixed Account) at the time you submit a subsequent Purchase Payment. If you wish to allocate the payment to more than 18 Investment Portfolios (including the Fixed Account), we must have your request to allocate future Purchase Payments to more than 18 Investment Portfolios on record before we can apply your subsequent Purchase Payment to your chosen allocation. If there are Joint Owners, unless we are instructed to the contrary, we will accept allocation instructions from either Joint Owner.
We reserve the right to make certain changes to the Investment Portfolios. (See “Investment Options — Substitution of Investment Options.”)
19

Investment Allocation Restrictions for Certain Riders
Allocation. If you elect the GMIB Plus I or the Lifetime Withdrawal Guarantee II, you must comply with certain investment allocation restrictions. Specifically, you must allocate according to either (A) or (B) below:
(A) You must allocate:
•	100% of your Purchase Payments or Account Value among the AB Global Dynamic Allocation Portfolio, American Funds® Balanced Allocation Portfolio, American Funds® Moderate Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, MetLife Multi-Index Targeted Risk Portfolio, PanAgora Global Diversified Risk Portfolio, Schroders Global Multi-Asset Portfolio, SSGA Growth and Income ETF Portfolio, and/or the BlackRock Ultra-Short Term Bond Portfolio (you may also allocate Purchase Payments to the EDCA program, provided that your destination portfolios are one or more of the above listed Investment Portfolios; you may not allocate Purchase Payments to the Dollar Cost Averaging program).
For contracts issued based on applications and necessary information received at our Annuity Service Center in Good Order before the close of the New York Stock Exchange on May 1, 2009, the following Investment Portfolios are also available under option (A): the Brighthouse Asset Allocation 80 Portfolio, American Funds® Growth Allocation Portfolio, and SSGA Growth ETF Portfolio.
OR
(B) You must allocate:
•	at least 30% of Purchase Payments or Account Value to Platform 1 portfolios;
•	up to 70% of Purchase Payments or Account Value to Platform 2 portfolios;
•	up to 15% of Purchase Payments or Account Value to Platform 3 portfolios; and
•	up to 15% of Purchase Payments or Account Value to Platform 4 portfolios.
For contracts issued based on applications and necessary information received at our Annuity Service Center in good order before the close of the New York Stock Exchange on May 1, 2009, the following invesment allocation restrictions apply under option (B): you must allocate at least 15% of purchase payments or account value to Platform 1 portfolios and you may allocate up to 85% of purchase payments or account value to Platform 2 portfolios (the percentages for Platforms 3 and 4 are the same as those listed above).
(See the “EDCA” section below for information on allocating Purchase Payments to the EDCA account under option (B). You may not allocate Purchase Payments to the Dollar Cost Averaging program under option (B).)
The investment options in each Platform are:
Platform 1
BlackRock Ultra-Short Term Bond Portfolio
Brighthouse/Franklin Low Duration Total Return Portfolio
JPMorgan Core Bond Portfolio
MetLife Aggregate Bond Index Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
Western Asset Management Government Income Portfolio
Western Asset Management U.S. Government Portfolio
Platform 2
AB Global Dynamic Allocation Portfolio
American Funds® Balanced Allocation Portfolio
American Funds® Growth Allocation Portfolio
American Funds® Growth Portfolio
American Funds® Moderate Allocation Portfolio
AQR Global Risk Balanced Portfolio
Baillie Gifford International Stock Portfolio
BlackRock Global Tactical Strategies Portfolio
BlackRock High Yield Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse Asset Allocation 100 Portfolio
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Brighthouse Balanced Plus Portfolio
Brighthouse/Wellington Core Equity Opportunities Portfolio
Harris Oakmark International Portfolio
Invesco Balanced-Risk Allocation Portfolio
Invesco Comstock Portfolio
Jennison Growth Portfolio
JPMorgan Global Active Allocation Portfolio
Loomis Sayles Global Allocation Portfolio
Loomis Sayles Growth Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Multi-Index Targeted Risk Portfolio
MetLife Stock Index Portfolio
MFS® Research International Portfolio
MFS® Value Portfolio
PanAgora Global Diversified Risk Portfolio
Schroders Global Multi-Asset Portfolio
SSGA Growth and Income ETF Portfolio
SSGA Growth ETF Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Large Cap Value Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Platform 3
Brighthouse/Artisan Mid Cap Value Portfolio
Frontier Mid Cap Growth Portfolio
MetLife Mid Cap Stock Index Portfolio
T. Rowe Price Mid Cap Growth Portfolio
Victory Sycamore Mid Cap Value Portfolio
Wells Capital Management Mid Cap Value Portfolio
Platform 4
Brighthouse/Aberdeen Emerging Markets Equity Portfolio
Brighthouse/Dimensional International Small Company Portfolio
Brighthouse/Eaton Vance Floating Rate Portfolio
Brighthouse/Templeton International Bond Portfolio
Brighthouse Small Cap Value Portfolio
Clarion Global Real Estate Portfolio
Invesco Small Cap Growth Portfolio
MetLife Russell 2000® Index Portfolio
Neuberger Berman Genesis Portfolio
VanEck Global Natural Resources Portfolio
Your Purchase Payments and transfer requests must be allocated in accordance with the above limitations. We will reject any Purchase
Payments or transfer requests that do not comply with the above limitations.
Certain selling firms do not offer option (B) at the time your initial Purchase Payment is allocated. Please contact our Annuity Service Center if you wish to change your allocation selection to option (B).
We determine whether an investment option is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of an investment option in the event that an investment option is added, deleted, substituted, merged or otherwise reorganized. You will not be required to reallocate Purchase Payments or Account Value that you allocated to an investment option before we changed its classification, unless you make a new Purchase Payment or request a transfer among investment options (other than pursuant to rebalancing and Enhanced Dollar Cost Averaging programs in existence at the time the classification of the investment option changed). If you make a new Purchase Payment or request a transfer among investment options, you will be required to take the new classification into account in the allocation of your entire Account Value. We will provide you with prior written notice of any changes in classification of investment options. See “Investment Options” below for information about Investment Portfolios that employ a managed volatility strategy.
Rebalancing. If you choose to allocate according to (B) above, we will rebalance your Account Value on a quarterly basis based on your most recent allocation of Purchase Payments that complies with the allocation limitations described above. We will also rebalance your Account Value when we receive a subsequent Purchase Payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Account Value on the date that is three months from the rider issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the 1st day of the following month. We will subsequently rebalance your Account Value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a Business Day, the reallocation will occur on the next Business Day. Withdrawals from the contract will not result in rebalancing on the date of withdrawal.
The rebalancing requirement described above does not apply if you choose to allocate according to (A) above.
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Subsequent Purchase Payments. Subsequent Purchase Payments must be allocated in accordance with the above limitations. When allocating according to (B) above, it is important to remember that the entire Account Value will be immediately reallocated according to any new allocation instructions that accompany a subsequent Purchase Payment, if the new allocation instructions differ from those previously received for the contract. Allocating according to (B) does not permit you to specify different allocations for individual Purchase Payments. Due to the rebalancing and reallocation requirements of (B), the entire account will be immediately reallocated according to the most recently provided allocation instructions.
Example:
Your Account Value is $100,000 and allocated 70% to the Jennison Growth Portfolio and 30% to the PIMCO Total Return Portfolio using Option B of the Portfolio Flexibility Program. You make a subsequent Purchase Payment of $5,000 and provide instructions to allocate 100% of that payment to the BlackRock Ultra-Short Term Bond Portfolio. As a result of the new allocation instructions, your entire Account Value of $105,000 will then be reallocated to the BlackRock Ultra-Short Term Bond Portfolio.
EDCA. If you choose to allocate according to (B) above and you choose to allocate a Purchase Payment to the EDCA account, that entire Purchase Payment must be allocated only to the EDCA account. Any transfer from an EDCA account must be allocated in accordance with the limitations described under (B) above. In addition, if you made previous Purchase Payments before allocating a Purchase Payment to the EDCA account, all transfers from an EDCA account must be allocated to the same investment options as your most recent allocations for Purchase Payments.
Changing Purchase Payment Allocation Instructions. You may change your Purchase Payment allocation instructions under (B) above at any time by providing notice to us, at our Annuity Service Center, or by any other method acceptable to us, provided that such instructions comply with the allocation limits described above. If you provide new allocation instructions for Purchase Payments and if these instructions conform to the allocation limits described under (B) above, then we will rebalance in accordance with the revised allocation instructions. Any future Purchase Payment, EDCA account transfer and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.
Transfers. Please note that any transfer request must result in an Account Value that meets the allocation limits described above. Any transfer request will not cause your allocation instructions to change unless you provide us with a separate instruction at the time of transfer.
Free Look
If you change your mind about owning this contract, you can cancel it within 10 days after receiving it. We ask that you submit your request to cancel in writing, signed by you, to our Annuity Service Center. When you cancel the contract within this Free Look period, we will not assess a withdrawal charge. You will receive back whatever your contract is worth on the day we receive your request. This may be more or less than your Purchase Payment depending upon the performance of the Investment Portfolios you allocated your Purchase Payment to during the Free Look period. This means that you bear the risk of any decline in the value of your contract during the Free Look period. We do not refund any charges or deductions assessed during the Free Look period.
Accumulation Units
The portion of your Account Value allocated to the Separate Account will go up or down depending upon the investment performance of the Investment Portfolio(s) you choose. In order to keep track of this portion of your Account Value, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.) In addition to the investment performance of the Investment Portfolio, the deduction of Separate Account charges also affects an Investment Portfolio’s Accumulation Unit value, as explained below.
Every Business Day as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), we determine the value of an Accumulation Unit for each of the Investment Portfolios by multiplying the Accumulation Unit value for the immediately preceding Business Day by a factor for the current Business Day. The factor is determined by:
1)    dividing the net asset value per share of the Investment Portfolio at the end of the current Business Day, plus any dividend or capital gains per share declared on behalf of the Investment Portfolio as of that day, by the net asset value per share of the Investment Portfolio for the previous Business Day, and
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2)    multiplying it by one minus the Separate Account product charges (including any rider charge for the Annual Step-Up Death Benefit) for each day since the last Business Day and any charges for taxes.
The value of an Accumulation Unit may go up or down from day to day.
When you make a Purchase Payment, we credit your contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of the Purchase Payment allocated to an Investment Portfolio by the value of the Accumulation Unit for that Investment Portfolio.
Purchase Payments and transfer requests are credited to a contract on the basis of the Accumulation Unit value next determined after receipt of a Purchase Payment or transfer request. Purchase Payments or transfer requests received before the close of the New York Stock Exchange will be credited to your contract that day, after the New York Stock Exchange closes. Purchase Payments or transfer requests received after the close of the New York Stock Exchange, or on a day when the New York Stock Exchange is not open, will be treated as received on the next day the New York Stock Exchange is open (the next Business Day).
Example:
On Monday we receive an additional Purchase Payment of $5,000 from you before 4:00 p.m. Eastern Time. You have told us you want this to go to the Victory Sycamore Mid Cap Value Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an Accumulation Unit for the Victory Sycamore Mid Cap Value Portfolio is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 Accumulation Units for the Victory Sycamore Mid Cap Value Portfolio.
Account Value
Account Value is equal to the sum of your interests in the Investment Portfolios, the Fixed Account, and the EDCA account. Your interest in each Investment Portfolio is determined by multiplying the number of Accumulation Units for that portfolio by the value of the Accumulation Unit.
Replacement of Contracts
Exchange Programs. From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. The Account Value of this contract attributable to the exchanged assets will not be subject to any withdrawal charge or be eligible for the Enhanced Dollar Cost Averaging program or the Three Month Market Entry Program (see “Investment Options — Dollar Cost Averaging Programs”). Any additional Purchase Payments contributed to the new contract will be subject to all fees and charges, including the withdrawal charge described in this prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new contract offered by this prospectus. Then, you should compare the fees and charges (for example, the death benefit charges, the living benefit charges, and the mortality and expense charge) of your current contract to the fees and charges of the new contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax-free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.
Other Exchanges. Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, unless the exchange occurs under one of our exchange programs as described above, you might have to pay a withdrawal charge on your old annuity, and there will be a new withdrawal charge period for this contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the contract until we have received the initial premium from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our contract, ask your financial representative whether the exchange would be advantageous, given the contract features, benefits and charges.
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3.    INVESTMENT OPTIONS
The contract offers 59 Investment Portfolios, which are listed below. Additional Investment Portfolios may be available in the future.
You should read the prospectuses for these funds carefully before investing. You can obtain copies of the fund prospectuses by calling or writing to us at: Brighthouse Life Insurance Companyof NY, Annuity Service Center, P.O. Box 10366, Des Moines, Iowa 50306-0366, (800) 343-8496. You can also obtain information about the funds (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission’s website at http://www.sec.gov. Appendix B contains a summary of advisers, subadvisers, and investment objectives for each Investment Portfolio.
The investment objectives and policies of certain of the Investment Portfolios may be similar to the investment objectives and policies of other mutual funds that certain of the Investment Portfolios' investment advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds may have the same investment advisers. Also, in selecting your Investment Portfolios, you should be aware that certain Investment Portfolios may have similar investment objectives but differ with respect to fees and charges.
Shares of the Investment Portfolios may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to qualified plans. Due to differences in tax treatment and other considerations, the interests of various Owners participating in, and the interests of qualified plans investing in the Investment Portfolios may conflict. The Investment Portfolios will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.
The Investment Portfolios listed below are managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”):
(a)	AB Global Dynamic Allocation Portfolio
(b)	AQR Global Risk Balanced Portfolio
(c)	BlackRock Global Tactical Strategies Portfolio
(d)	Brighthouse Balanced Plus Portfolio
(e)	Invesco Balanced-Risk Allocation Portfolio
(f)	JPMorgan Global Active Allocation Portfolio
(g)	MetLife Multi-Index Targeted Risk Portfolio
(h)	PanAgora Global Diversified Risk Portfolio
(i)	Schroders Global Multi-Asset Portfolio
Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors or general market conditions. Bond prices may fluctuate because they move in the opposite direction of interest rates. Foreign investing carries additional risks such as currency and market volatility. A managed volatility strategy is designed to reduce volatility of returns to the above Investment Portfolios from investing in stocks and bonds. This strategy seeks to reduce such volatility by “smoothing” returns, which may result in an Investment Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. This means that in periods of high market volatility, this managed volatility strategy could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Account Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Other Investment Portfolios may offer the potential for higher returns.
If you elect certain optional riders, you will be subject to investment allocation restrictions that include these Investment Portfolios. This is intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under those riders. You pay an additional fee for a guaranteed benefit which, in part, pays for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, a managed volatility strategy might not provide meaningful additional benefit to you. Please see the Investment Portfolio prospectuses for more information in general, as well as more information about the managed volatility strategy.
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Certain Payments We Receive with Regard to the Investment Portfolios. An investment adviser (other than our affiliate Brighthouse Investment Advisers, LLC) or subadviser of an Investment Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the contracts and, in our role as an intermediary, with respect to the Investment Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Investment Portfolio assets. Contract Owners, through their indirect investment in the Investment Portfolios, bear the costs of these advisory fees (see the prospectuses for the Investment Portfolios for more information). The amount of the payments we receive is based on a percentage of assets of the Investment Portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser (other than our affiliate Brighthouse Investment Advisers, LLC) or subadviser of an Investment Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of the contracts.
We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser, Brighthouse Investment Advisers, LLC, which is formed as a “limited liability company.” Our ownership interests in Brighthouse Investment Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Investment Portfolios. We will benefit accordingly from assets allocated to the Investment Portfolios to the extent they result in profits to the adviser. (See “Fee Tables and Examples — Investment Portfolio Fees and Expenses” for information on the management fees paid by the Investment Portfolios and the Statements of Additional Information for the Investment Portfolios for information on the management fees paid by the adviser to the subadvisers.)
Certain Investment Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. (See “Fee Tables and Examples — Investment Portfolio Fees and Expenses” for the amounts of the 12b-1 fees.) An Investment Portfolio's 12b-1 Plan, if any, is described in more detail in the Investment Portfolio's prospectus. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. (See “Other Information — Distributor” for more information.) Payments under an Investment Portfolio's 12b-1 Plan decrease the Investment Portfolio's investment return.
We select the Investment Portfolios offered through this contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Portfolio's adviser or subadviser is one of our affiliates or whether the Investment Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment adviser are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than to those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Investment Portfolios periodically and may remove an Investment Portfolio or limit its availability to new Purchase Payments and/or transfers of Account Value if we determine that the Investment Portfolio no longer meets one or more of the selection criteria, and/or if the Investment Portfolio has not attracted significant allocations from contract Owners. In some cases, we have included Investment Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Investment Portfolios they recommend and may benefit accordingly from the allocation of Account Value to such Investment Portfolios.
We do not provide any investment advice and do not recommend or endorse any particular Investment Portfolio. You bear the risk of any decline in the Account Value of your contract
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resulting from the performance of the Investment Portfolios you have chosen.
Brighthouse Funds Trust I
Brighthouse Funds Trust I is a mutual fund with multiple portfolios. Brighthouse Investment Advisers, LLC (Brighthouse Investment Advisers) is the investment manager of Brighthouse Funds Trust I. Brighthouse Investment Advisers has engaged subadvisers to provide investment advice for the individual Investment Portfolios. (See Appendix B for the names of the subadvisers.) The following portfolios are available under the contract:
AB Global Dynamic Allocation Portfolio (Class B)
American Funds® Balanced Allocation Portfolio (Class C)
American Funds® Growth Allocation Portfolio (Class C)
American Funds® Growth Portfolio (Class C)
American Funds® Moderate Allocation Portfolio (Class C)
AQR Global Risk Balanced Portfolio (Class B)
BlackRock Global Tactical Strategies Portfolio (Class B)
BlackRock High Yield Portfolio (Class B)
Brighthouse Asset Allocation 100 Portfolio (Class B)
Brighthouse Balanced Plus Portfolio (Class B)
Brighthouse Small Cap Value Portfolio (Class B)
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class B)
Brighthouse/Eaton Vance Floating Rate Portfolio (Class B)
Brighthouse/Franklin Low Duration Total Return Portfolio (Class B)
Brighthouse/Templeton International Bond Portfolio (Class B)#
Clarion Global Real Estate Portfolio (Class B)
Harris Oakmark International Portfolio (Class B)
Invesco Balanced-Risk Allocation Portfolio (Class B)
Invesco Comstock Portfolio (Class B)
Invesco Small Cap Growth Portfolio (Class B)
JPMorgan Core Bond Portfolio (Class B)
JPMorgan Global Active Allocation Portfolio (Class B)
Loomis Sayles Global Allocation Portfolio (Class B)
Loomis Sayles Growth Portfolio (Class B) (formerly ClearBridge Aggressive Growth Portfolio)
MetLife Multi-Index Targeted Risk Portfolio (Class B)
MFS® Research International Portfolio (Class B)
PanAgora Global Diversified Risk Portfolio (Class B)
PIMCO Inflation Protected Bond Portfolio (Class B)
PIMCO Total Return Portfolio (Class B)
Schroders Global Multi-Asset Portfolio (Class B)
SSGA Growth and Income ETF Portfolio (Class B)
SSGA Growth ETF Portfolio (Class B)
T. Rowe Price Large Cap Value Portfolio (Class B)
T. Rowe Price Mid Cap Growth Portfolio (Class B)
Victory Sycamore Mid Cap Value Portfolio (Class B)
Wells Capital Management Mid Cap Value Portfolio (Class B)
Western Asset Management Government Income Portfolio (Class B)
Brighthouse Funds Trust II
Brighthouse Funds Trust II is a mutual fund with multiple portfolios. Brighthouse Investment Advisers is the investment adviser to the portfolios. Brighthouse Investment Advisers has engaged subadvisers to provide investment advice for the individual Investment Portfolios. (See Appendix B for the names of the subadvisers.) The following portfolios are available under the contract:
Baillie Gifford International Stock Portfolio (Class B)
BlackRock Ultra-Short Term Bond Portfolio (Class B)
Brighthouse Asset Allocation 20 Portfolio (Class B)
Brighthouse Asset Allocation 40 Portfolio (Class B)
Brighthouse Asset Allocation 60 Portfolio (Class B)
Brighthouse Asset Allocation 80 Portfolio (Class B)
Brighthouse/Artisan Mid Cap Value Portfolio (Class B)
Brighthouse/Dimensional International Small Company Portfolio (Class B)
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class B)
Frontier Mid Cap Growth Portfolio (Class B)
Jennison Growth Portfolio (Class B)
MetLife Aggregate Bond Index Portfolio (Class G)
MetLife Mid Cap Stock Index Portfolio (Class G)
MetLife MSCI EAFE® Index Portfolio (Class G)
MetLife Russell 2000® Index Portfolio (Class G)
MetLife Stock Index Portfolio (Class B)
MFS® Value Portfolio (Class B)
Neuberger Berman Genesis Portfolio (Class B)
T. Rowe Price Large Cap Growth Portfolio (Class B)
VanEck Global Natural Resources Portfolio (Class B)#
Western Asset Management Strategic Bond Opportunities Portfolio (Class B)
Western Asset Management U.S. Government Portfolio (Class B)
# This portfolio is only available for investment if certain optional riders are elected. (See “Purchase — Investment Allocation Restrictions for Certain Riders.”)
Investment Portfolios That Are Funds-of-Funds
The following Investment Portfolios available within Brighthouse Funds Trust I and Brighthouse Funds Trust II are “funds of funds”:
American Funds® Balanced Allocation Portfolio
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American Funds® Growth Allocation Portfolio
American Funds® Moderate Allocation Portfolio
BlackRock Global Tactical Strategies Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse Asset Allocation 100 Portfolio
Brighthouse Balanced Plus Portfolio
MetLife Multi-Index Targeted Risk Portfolio
SSGA Growth and Income ETF Portfolio
SSGA Growth ETF Portfolio
“Fund of funds” Investment Portfolios invest substantially all of their assets in other portfolios and/or exchange-traded funds (“Underlying ETFs”). Therefore, each of these Investment Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Investment Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Investment Portfolio invests. Contract Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Investment Portfolios, if such underlying portfolios or Underlying ETFs are available under the contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the contract.
Transfers
General. You can transfer a portion of your Account Value among the Fixed Account (for contracts issued prior to May 1, 2003) and the Investment Portfolios. The contract provides that you can make a maximum of 12 transfers every year and that each transfer is made without charge. We measure a year from the anniversary of the day we issued your contract. We currently allow unlimited transfers but reserve the right to limit this in the future. We may also limit transfers in circumstances of frequent or large transfers, or other transfers we determine are or would be to the disadvantage of other contract Owners. (See “Restrictions on Frequent Transfers” and “Restrictions on Large Transfers” below.) We also may be required to suspend the right to transfers in certain circumstances (see “Access to Your Money – Suspension of Payments or Transfers”). We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a charge were to be imposed, it would be $25 for each transfer over 12 in a year. The transfer fee will be deducted from the Investment Portfolio or Fixed Account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.
You can make a transfer to or from any Investment Portfolio or the Fixed Account, subject to the limitations below. All transfers made on the same Business Day will be treated as one transfer. Transfers received before the close of trading on the New York Stock Exchange will take effect as of the end of the Business Day. The following apply to any transfer:
•	Your request for transfer must clearly state which Investment Portfolio(s) or the Fixed Account are involved in the transfer.
•	Your request for transfer must clearly state how much the transfer is for.
•	The minimum amount you can transfer is $500 from an Investment Portfolio, or your entire interest in the Investment Portfolio, if less (this does not apply to pre-scheduled transfer programs).
•	The minimum amount that may be transferred from the Fixed Account is $500, or your entire interest in the Fixed Account. Transfers out of the Fixed Account during the Accumulation Phase are limited to the greater of: (a) 25% of the Fixed Account value at the beginning of the Contract Year, or (b) the amount transferred out of the Fixed Account in the prior contract year. Currently we are not imposing these restrictions on transfers out of the Fixed Account, but we have the right to reimpose them at any time. You should be aware that, if transfer restrictions are imposed, it may take a while (even if you make no additional Purchase Payments or transfers into the Fixed Account) to make a complete transfer of your Account Value from the Fixed Account. When deciding whether to invest in the Fixed Account it is important to consider whether the transfer restrictions fit your risk tolerance and time horizon.
•	You may not make a transfer to more than 18 Investment Portfolios (including the Fixed Account) at any time if the request is made by telephone to our voice response system or by Internet. A request to transfer to more than 18 Investment Portfolios
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(including the Fixed Account) may be made by calling or writing our Annuity Service Center.
•	If you have elected to add the GMIB Plus I, Lifetime Withdrawal Guarantee II, or Lifetime Withdrawal Guarantee I rider to your contract, you may only make transfers between certain Investment Portfolios. Please refer to “Purchase — Investment Allocation Restrictions for Certain Riders” for more information.
•	If you have elected to add the Guaranteed Minimum Accumulation Benefit rider to your contract, you may not transfer out of the Investment Portfolio you chose at issue until the rider terminates. Please refer to the section “Living Benefits — Guaranteed Minimum Accumulation Benefit.”
During the Accumulation Phase, to the extent permitted by applicable law, during times of drastic economic or market conditions, we may suspend the transfer privilege temporarily without notice and treat transfer requests based on their separate components (a redemption order with simultaneous request for purchase of another Investment Portfolio). In such a case, the redemption order would be processed at the source Investment Portfolio's next determined Accumulation Unit value. However, the purchase of the new Investment Portfolio would be effective at the next determined Accumulation Unit value for the new Investment Portfolio only after we receive the proceeds from the source Investment Portfolio, or we otherwise receive cash on behalf of the source Investment Portfolio.
For transfers during the Accumulation Phase, we have reserved the right to restrict transfers to the Fixed Account if any one of the following conditions exist:
•	the credited interest rate on the Fixed Account is equal to the guaranteed minimum rate indicated in your contract;
•	your Account Value in the Fixed Account equals or exceeds our published maximum for Fixed Account allocation (currently, there is no limit; we will notify you of any such maximum allocation limit); or
•	a transfer was made out of the Fixed Account within the previous 180 days.
During the Income Phase, you cannot make transfers from a fixed Annuity Payment option to the Investment Portfolios. You can, however, make transfers during the Income Phase from the Investment Portfolios to a fixed
Annuity Payment option and among the Investment Portfolios.
Transfers by Telephone or Other Means. You may elect to make transfers by telephone, Internet or other means acceptable to us. To elect this option, you must first provide us with a notice or agreement in Good Order. If you own the contract with a Joint Owner, unless we are instructed otherwise, we will accept instructions from either you or the other Owner. (See “Other Information — Requests and Elections.”)
All transfers made on the same day will be treated as one transfer. A transfer will be made as of the end of the Business Day when we receive a notice containing all the required information necessary to process the request. We will consider telephone and Internet requests received after the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), or on a day when the New York Stock Exchange is not open, to be received on the next day the New York Stock Exchange is open (the next Business Day).
Pre-Scheduled Transfer Program. There are certain programs that involve transfers that are pre-scheduled. When a transfer is made as a result of such a program, we do not count the transfer in determining the applicability of any transfer fee and certain minimums do not apply. The current pre-scheduled transfers are made in conjunction with the following: Dollar Cost Averaging Programs, Three Month Market Entry and Automatic Rebalancing Programs.
Restrictions on Frequent Transfers. Frequent requests from contract Owners to transfer Account Value may dilute the value of an Investment Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Investment Portfolios, which may in turn adversely affect contract Owners and other persons who may have an interest in the contracts (e.g., Annuitants and Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Investment
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Portfolios. In addition, as described below, we monitor transfer activity in all American Funds Insurance Series® portfolios. We monitor transfer activity in the following portfolios (the “Monitored Portfolios”):
Baillie Gifford International Stock Portfolio
BlackRock High Yield Portfolio
Brighthouse Small Cap Value Portfolio
Brighthouse/Aberdeen Emerging Markets Equity Portfolio
Brighthouse/Dimensional International Small Company Portfolio
Brighthouse/Eaton Vance Floating Rate Portfolio
Brighthouse/Templeton International Bond Portfolio
Clarion Global Real Estate Portfolio
Harris Oakmark International Portfolio
Invesco Small Cap Growth Portfolio
Loomis Sayles Global Allocation Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Russell 2000® Index Portfolio
MFS® Research International Portfolio
Neuberger Berman Genesis Portfolio
VanEck Global Natural Resources Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Account Value; and (3) two or more “round-trips” involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Investment Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we will impose transfer restrictions on the entire contract and will require future transfer requests to or from any Investment Portfolio under that contract to be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Investment Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the contracts. We do not accommodate frequent transfers in any Investment Portfolio and there are no arrangements in place to permit any contract Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Investment Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Investment Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Investment Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Investment Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Investment Portfolio or its principal underwriter that obligates us to provide to the Investment Portfolio promptly upon request certain information about the trading activity of individual contract Owners, and to execute instructions from the
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Investment Portfolio to restrict or prohibit further purchases or transfers by specific contract Owners who violate the frequent transfer policies established by the Investment Portfolio.
In addition, contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Investment Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Investment Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Investment Portfolios (and thus contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Investment Portfolios. If an Investment Portfolio believes that an omnibus order reflects one or more transfer requests from contract Owners engaged in frequent trading, the Investment Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Investment Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single contract Owner). You should read the Investment Portfolio prospectuses for more details.
Restrictions on Large Transfers. Large transfers may increase brokerage and administrative costs of the Investment Portfolios and may disrupt portfolio management strategy, requiring an Investment Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Investment Portfolios except where the portfolio manager of a particular Investment Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Dollar Cost Averaging Programs
We offer two dollar cost averaging programs as described below. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You can elect only one dollar cost averaging program at a time. The dollar cost averaging programs are available only during the Accumulation Phase.
If you make an additional Purchase Payment while a Dollar Cost Averaging (DCA) or Enhanced Dollar Cost Averaging (EDCA) program is in effect, we will not allocate the additional payment to the DCA or EDCA program unless you tell us to do so. Instead, unless you previously provided different allocation instructions for future Purchase Payments or provide new allocation instructions with the payment, we will allocate the additional Purchase Payment directly to the same destination Investment Portfolios you selected under the DCA or EDCA program. Any Purchase Payments received after the DCA or EDCA program has ended will be allocated as described in “Purchase —  Allocation of Purchase Payments.”
We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no additional charge for participating in any of the dollar cost averaging programs. If you participate in any of the dollar cost averaging programs, the transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus. We will terminate your participation in a dollar cost averaging program when we receive notification of your death.
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The two dollar cost averaging programs are:
1.	Standard Dollar Cost Averaging (DCA)
This program allows you to systematically transfer a set amount each month from the Fixed Account or from the BlackRock Ultra-Short Term Bond Portfolio to any of the other available Investment Portfolio(s) you select. We provide certain exceptions from our normal Fixed Account restrictions to accommodate the Dollar Cost Averaging program. These transfers are made on a date you select or, if you do not select a date, on the date that a Purchase Payment or Account Value is allocated to the dollar cost averaging program. However, transfers will be made on the 1st day of the following month for Purchase Payments or Account Value allocated to the dollar cost averaging program on the 29th, 30th, or 31st day of a month.
If you allocate an additional Purchase Payment to your existing DCA program, the DCA transfer amount will not be increased; however, the number of months over which transfers are made is increased, unless otherwise elected in writing. You can terminate the program at any time, at which point transfers under the program will stop. This program is not available if you have selected the GMIB Plus I rider, the Lifetime Withdrawal Guarantee II rider, or the GMAB rider.
2.	Enhanced Dollar Cost Averaging (EDCA) Program
The Enhanced Dollar Cost Averaging (EDCA) program allows you to systematically transfer amounts from a guaranteed account option, the EDCA account in the general account, to any available Investment Portfolio(s) you select. Except as discussed below, only new Purchase Payments or portions thereof can be allocated to an EDCA account. The transfer amount will be equal to the amount allocated to the EDCA account divided by a specified number of months (currently 6 or 12 months). For example, a $12,000 allocation to a 6-month program will consist of six $2,000 transfers, and a final transfer of the interest processed separately as a seventh transfer.
When a subsequent Purchase Payment is allocated by you to your existing EDCA account, we create “buckets” within your EDCA account.
•	The EDCA transfer amount will be increased by the subsequent Purchase Payment divided by the number of EDCA months (6 or 12 months as you selected) and thereby accelerates the time period over which transfers are made.
•	Each allocation (bucket) resulting from a subsequent Purchase Payment will earn interest at the then current interest rate applied to new allocations to an EDCA account of the same monthly term.
•	Allocations (buckets) resulting from each Purchase Payment, along with the interest credited, will be transferred on a first-in, first-out basis. Using the example above, a subsequent $6,000 allocation to a 6 month EDCA will increase the EDCA transfer amount from $2,000 to $3,000 ($2,000 plus $6,000/6). This increase will have the effect of accelerating the rate at which the 1st payment bucket is exhausted.
(See Appendix C for further examples of EDCA with multiple Purchase Payments.)
The interest rate earned in an EDCA account will be the minimum guaranteed rate, plus any additional interest which we may declare from time to time. The minimum interest rate depends on the date your contract is issued, but will not be less than 1%. The interest rate earned in an EDCA account is paid over time on declining amounts in the EDCA account. Therefore, the amount of interest payments you receive will decrease as amounts are systematically transferred from the EDCA account to any Investment Portfolio, and the effective interest rate earned will therefore be less than the declared interest rate.
The first transfer we make under the EDCA program is the date your Purchase Payment is allocated to your EDCA account. Subsequent transfers will be made each month thereafter on the same day. However, transfers will be made on the 1st day of the following month for Purchase Payments allocated on the 29th, 30th, or 31st day of a month. If the selected day is not a Business Day, the transfer will be deducted from the EDCA account on the selected day but will be applied to the Investment Portfolios on the next Business Day. EDCA interest will not be credited on the transfer amount between the selected day and the next Business Day. Transfers will continue on a monthly basis until all amounts are transferred from your EDCA account. Your EDCA account will be terminated as of the last transfer.
If you decide you no longer want to participate in the EDCA program, all money remaining in your EDCA account will be transferred to the BlackRock Ultra-Short Term Bond Portfolio, unless you specify otherwise.
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Three Month Market Entry Program
Alternatively, you can participate in the Three Month Market Entry Program which operates in the same manner as the EDCA Program, except it is of three (3) months duration.
Automatic Rebalancing Program
Once your money has been allocated to the Investment Portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance monthly, quarterly, semi-annually or annually.
An automatic rebalancing program is intended to transfer Account Value from those portfolios that have increased in value to those that have declined or not increased as much in value. Over time, this method of investing may help you “buy low and sell high,” although there can be no assurance that this objective will be achieved. Automatic rebalancing does not guarantee profits, nor does it assure that you will not have losses.
We will measure the rebalancing periods from the anniversary of the date we issued your contract. If a dollar cost averaging (either DCA or EDCA) program is in effect, rebalancing allocations will be based on your current DCA or EDCA allocations. If you are not participating in a dollar cost averaging program, we will make allocations based upon your current Purchase Payment allocations, unless you tell us otherwise.
The Automatic Rebalancing Program is available only during the Accumulation Phase. There is no additional charge for participating in the Automatic Rebalancing Program. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee. We will terminate your participation in the Automatic Rebalancing Program when we receive notification of your death. This program is not available if you have selected the GMAB rider.
Example:
Assume that you want your initial Purchase Payment split between two Investment Portfolios. You want 40% to be in the MetLife Aggregate Bond Index Portfolio and 60% to be in the Loomis Sayles Growth Portfolio. Over the next 2 1⁄2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MetLife Aggregate Bond Index Portfolio now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we will sell some of your units in the MetLife Aggregate Bond Index Portfolio to bring its value back to 40% and use the money to buy more units in the Loomis Sayles Growth Portfolio to increase those holdings to 60%.
Voting Rights
We are the legal owner of the Investment Portfolio shares. However, we believe that when an Investment Portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other affected Owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract Owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.
Substitution of Investment Options
If investment in the Investment Portfolios or a particular Investment Portfolio is no longer possible, in our judgment becomes inappropriate for purposes of the contract, or for any other reason in our sole discretion, we may substitute another Investment Portfolio or Investment Portfolios without your consent. The substituted Investment Portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Investment Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion.
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4.    EXPENSES
There are charges and other expenses associated with the contract that reduce the return on your investment in the contract.These charges and expenses are:
Product Charges
Separate Account Product Charges. Each day, we make a deduction for our Separate Account product charges (which consist of the mortality and expense charge, the administration charge and the charges related to any death benefit riders). We do this as part of our calculation of the value of the Accumulation Units and the Annuity Units (i.e., during the Accumulation Phase and the Income Phase — although death benefit charges no longer continue in the Income Phase).
Mortality and Expense Charge. We assess a daily mortality and expense charge that is equal, on an annual basis, to 1.35% of the average daily net asset value of each Investment Portfolio. For contracts issued prior to May 1, 2003, the mortality and expense charge on an annual basis is 1.45% of the average daily net asset value of each Investment Portfolio.
This charge compensates us for mortality risks we assume, including making Annuity Payments that will not change based on our actual mortality experience and providing a guaranteed minimum death benefit under the contract. The charge also compensates us for expense risks we assume to cover contract maintenance expenses. These expenses may include issuing contracts, maintaining records, making and maintaining subaccounts available under the contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the contract, including programs like transfers and dollar cost averaging. If the mortality and expense charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses or for any other purpose.
Administration Charge. This charge is equal, on an annual basis, to 0.25% of the average daily net asset value of each Investment Portfolio. This charge, together with the account fee (see below), is for the expenses associated with the administration of the contract. Some of these expenses are: issuing contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the contracts.
Death Benefit Rider Charge. If you select the Annual Step-Up Death Benefit rider, we will deduct a charge that compensates us for the costs and risks we assume in providing the benefit. This charge (assessed during the Accumulation Phase) is equal, on an annual basis, to 0.20% of the average daily net asset value of each Investment Portfolio.
Account Fee
During the Accumulation Phase, every Contract Year on your contract anniversary (the anniversary of the date when your contract was issued), we will deduct $30 from your contract as an account fee for the prior Contract Year if your Account Value is less than $50,000. If you make a complete withdrawal from your contract, the full account fee will be deducted from the Account Value regardless of the amount of your Account Value. During the Accumulation Phase, the account fee is deducted pro rata from the Investment Portfolios. This charge is for administrative expenses (see above). This charge cannot be increased.
A pro rata portion of the charge will be deducted from the Account Value on the Annuity Date if this date is other than a contract anniversary. If your Account Value on the Annuity Date is at least $50,000, then we will not deduct the account fee. After the Annuity Date, the charge will be collected monthly out of the Annuity Payment, regardless of the size of your contract.
Guaranteed Minimum Income
Benefit — Rider Charge
We offer a Guaranteed Minimum Income Benefit (GMIB) that you can select when you purchase the contract. There are two different versions of the GMIB under this contract: GMIB Plus I and GMIB.
If you select a GMIB rider, we assess a charge during the Accumulation Phase equal to a percentage of the Income Base at the time the rider charge is assessed. (See “Living Benefits — Guaranteed Income Benefits” for a description of how the Income Base is determined.) The percentage charges for each version of the GMIB rider are listed below.
The GMIB rider charge is assessed at the first contract anniversary, and then at each subsequent contract anniversary, up to and including the anniversary on or immediately preceding the date the rider is exercised.
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If you: make a full withdrawal (surrender); begin to receive Annuity Payments at the Annuity Date; change the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the contract); or assign the contract, a pro rata portion of the GMIB rider charge will be assessed based on the number of months from the last contract anniversary to the date of the withdrawal, the beginning of Annuity Payments, the change of Owner/Annuitant, or the assignment.
If a GMIB rider is terminated for the following reasons, no GMIB rider charge will be assessed based on the number of months from the last contract anniversary to the date the termination takes effect:
•	the death of the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the contract);
•	because it is the 30th day following the contract anniversary prior to the Owner’s 91st birthday (for GMIB Plus I) or 86th birthday (for GMIB) ; or
•	the Guaranteed Principal Option is exercised (only applicable to GMIB Plus I).
The GMIB rider charge is deducted from your Account Value pro rata from each Investment Portfolio, the Fixed Account and the EDCA account in the ratio each portfolio/account bears to your total Account Value. We take amounts from the investment options that are part of the Separate Account by canceling Accumulation Units from the Separate Account.
For GMIB Plus I, the rider charge is assessed on the Income Base prior to any Optional Step-Up. (See “Living Benefits — Guaranteed Income Benefits” for information on Optional Step-Ups.)
We reserve the right to increase the rider charge upon an Optional Step-Up, up to a rate that does not exceed the lower of: (a) 1.50% of the Income Base (the Maximum Optional Step-Up Charge), or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up. The increased rider charge will apply after the contract anniversary on which the Optional Step-Up occurs. (See below for certain versions of the GMIB Plus I rider for which we are currently increasing the rider charge upon an Optional Step-Up on a contract anniversary occurring on July 1, 2012 or later.)
If you selected the GMIB Plus I rider with a contract issued on or before February 23, 2009, the rider charge is 0.75% of the Income Base. If you selected the GMIB Plus I rider with a contract issued on or after February 24, 2009, the rider charge is 0.95% of the Income Base. For contracts issued with the version of the GMIB Plus I rider with an annual increase rate of 6%, if your Income Base is increased due to an Optional Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.15% of the Income Base, applicable after the contract anniversary on which the Optional Step-Up occurs.
If you selected the GMIB rider, the rider charge is 0.50% of the Income Base. For contracts issued from May 1, 2003, and prior to May 1, 2005, this charge is reduced to 0.45% of the Income Base in the event that you elect the optional Annual Step-Up Death Benefit. (See “Death Benefit.”)
Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit — Rider Charge
There are two versions of the optional Lifetime Withdrawal Guarantee rider: the Lifetime Withdrawal Guarantee II rider and the Lifetime Withdrawal Guarantee I rider (collectively referred to as the Lifetime Withdrawal Guarantee riders). There are also two versions of the optional Guaranteed Withdrawal Benefit (GWB) rider: the Enhanced GWB rider and the GWB I rider (collectively referred to as the Guaranteed Withdrawal Benefit riders).
If you elect one of the Lifetime Withdrawal Guarantee riders or one of the Guaranteed Withdrawal Benefit riders, a charge is deducted from your Account Value during the Accumulation Phase on each contract anniversary. The percentage charges for each version of the LWG and GWB riders are listed below.
For the Lifetime Withdrawal Guarantee riders, the charge is a percentage of the Total Guaranteed Withdrawal Amount (see “Living Benefits — Guaranteed Withdrawal Benefits — Description of the Lifetime Withdrawal Guarantee II” and “Description of the Lifetime Withdrawal Guarantee I”) on the contract anniversary, prior to taking into account any Automatic Annual Step-Up occurring on such contract anniversary. For the versions of the Lifetime Withdrawal Guarantee riders with Compounding Income Amounts, the charge is calculated after applying the Compounding Income Amount. (See “Living Benefits — Guaranteed Withdrawal Benefits — Description of the Lifetime Withdrawal Guarantee II” and “Description of the Lifetime Withdrawal Guarantee I” for information on Automatic Annual Step-Ups and Compounding Income Amounts.)
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For the Guaranteed Withdrawal Benefit riders, the charge is a percentage of the Guaranteed Withdrawal Amount (see “Living Benefits — Guaranteed Withdrawal Benefits — Description of the Enhanced Guaranteed Withdrawal Benefit”) on the contract anniversary, prior to taking into account any Optional Reset occurring on such contract anniversary. (See “Living Benefits — Guaranteed Withdrawal Benefits — Description of the Enhanced Guaranteed Withdrawal Benefit” and “Description of the Guaranteed Withdrawal Benefit I” for information on Optional Resets.)
If you: make a full withdrawal (surrender) of your Account Value; you apply all of your Account Value to an Annuity Option: there is a change in Owners, Joint Owners or Annuitants (if the Owner is a non-natural person): the contract terminates (except for a termination due to death); or (under the Lifetime Withdrawal Guarantee II rider) you assign your contract, a pro rata portion of the rider charge will be assessed based on the number of full months from the last contract anniversary to the date of the change.
If a Lifetime Withdrawal Guarantee rider or Guaranteed Withdrawal Benefit rider is terminated because of the death of the Owner, Joint Owner or Annuitants (if the Owner is a non-natural person), or if a Lifetime Withdrawal Guarantee rider or Enhanced GWB rider is cancelled pursuant to the cancellation provisions of each rider, no rider charge will be assessed based on the period from the most recent contract anniversary to the date the termination takes effect.
The Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit rider charges are deducted from your Account Value pro rata from each Investment Portfolio, the Fixed Account and the EDCA account in the ratio each portfolio/account bears to your total Account Value. We take amounts from the investment options that are part of the Separate Account by canceling Accumulation Units from the Separate Account.
Lifetime Withdrawal Guarantee Riders — Automatic Annual Step-Up. We reserve the right to increase the Lifetime Withdrawal Guarantee rider charge upon an Automatic Annual Step-Up. The increased rider charge will apply after the contract anniversary on which the Automatic Annual Step-Up occurs.
If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee II or Lifetime Withdrawal Guarantee I rider, we may reset the rider charge applicable beginning after the contract anniversary on which the
Automatic Annual Step-Up occurs to a rate that does not exceed the lower of: (a) the Maximum Automatic Annual Step-Up Charge or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Automatic Annual Step-Up.
•	For contracts issued with the Lifetime Withdrawal Guarantee II rider on or after February 24, 2009, the Maximum Automatic Annual Step-Up Charge is 1.60% for the Single Life version and 1.80% for the Joint Life version.
•	For contracts issued with the Lifetime Withdrawal Guarantee II rider on or before February 23, 2009, the Maximum Automatic Annual Step-Up Charge is 1.25% for the Single Life version and 1.50% for the Joint Life version.
•	For contracts issued with the Lifetime Withdrawal Guarantee I rider, the Maximum Automatic Annual Step-Up Charge is 0.95% for the Single Life version and 1.40% for the Joint Life version.
(See below for certain versions of the Lifetime Withdrawal Guarantee riders for which we are currently increasing the rider charge upon an Automatic Annual Step-Up on a contract anniversary occurring on July 1, 2012 or later.)
Lifetime Withdrawal Guarantee Riders — Rider Charges. For contracts issued with the Lifetime Withdrawal Guarantee II on or after February 24, 2009, the rider charge is 1.25% (Single Life version) or 1.50% (Joint Life version) of the Total Guaranteed Withdrawal Amount.
For contracts issued with the Lifetime Withdrawal Guarantee II on or before February 23, 2009, the rider charge is 0.65% (Single Life version) or 0.85% (Joint Life version) of the Total Guaranteed Withdrawal Amount. If your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.95% of the of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.20% of the of the Total Guaranteed Withdrawal Amount, applicable after the contract anniversary on which the Automatic Annual Step-Up occurs.
The rider charge for the Lifetime Withdrawal Guarantee I is 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount. If your Total Guaranteed Withdrawal Amount is increased due to an
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Automatic Annual Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.80% of the of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.05% of the of the Total Guaranteed Withdrawal Amount, applicable after the contract anniversary on which the Automatic Annual Step-Up occurs.
Guaranteed Withdrawal Benefit Riders — Optional Reset. We reserve the right to increase the Guaranteed Withdrawal Benefit rider charge upon an Optional Reset. The increased rider charge will apply after the contract anniversary on which the Optional Reset occurs.
•	If an Optional Reset occurs under a contract issued with the Enhanced GWB rider on or after July 16, 2007, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Reset occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the Optional Reset, but to no more than a maximum of 1.00% of the Guaranteed Withdrawal Amount.
•	If an Optional Reset occurs under a contract issued with the Enhanced GWB rider on or before July 13, 2007, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Reset occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the Optional Reset, but to no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount.
•	If an Optional Reset occurs under a contract with the GWB I rider, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Reset occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the reset, but to no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount.
Guaranteed Withdrawal Benefit Riders — Rider Charges. For contracts issued with the Enhanced GWB rider on or after July 16, 2007, the rider charge is 0.55% of the Guaranteed Withdrawal Amount.
For contracts issued with the Enhanced GWB rider on or before July 13, 2007, the rider charge is 0.50% of the Guaranteed Withdrawal Amount.
The rider charge for the GWB I is 0.50% of the Guaranteed Withdrawal Amount.
Guaranteed Minimum Accumulation
Benefit — Rider Charge
If you elected the GMAB, a charge is deducted from your Account Value during the Accumulation Phase on each contract anniversary. The charge is equal to 0.75% of the GMAB Guaranteed Accumulation Amount (see “Living Benefits — Guaranteed Minimum Accumulation Benefit”) at the end of the prior Contract Year. The GMAB rider charge is deducted from your Account Value pro rata from the Investment Portfolio and the EDCA account in the ratio each portfolio/account bears to your total Account Value. We take amounts from the investment options that are part of the Separate Account by cancelling Accumulation Units from the Separate Account. If you make a full withdrawal (surrender) of your Account Value or you apply your Account Value to an Annuity Option, we will assess a pro rata portion of the GMAB rider charge based on the number of whole months since the last contract anniversary.
Withdrawal Charge
We impose a withdrawal charge to reimburse us for contract sales expenses, including commissions and other distribution, promotion, and acquisition expenses. During the Accumulation Phase, you can make a withdrawal from your contract (either a partial or a complete withdrawal). If the amount you withdraw is determined to include the withdrawal of any of your prior Purchase Payments, a withdrawal charge is assessed against each Purchase Payment withdrawn. To determine what portion (if any) of a withdrawal is subject to a withdrawal charge, amounts are withdrawn from your contract in the following order:
1.    Earnings in your contract (earnings are equal to your Account Value, less Purchase Payments not previously withdrawn); then
2.    The free withdrawal amount described below (deducted from Purchase Payments not previously withdrawn, in the order such Purchase Payments were made, with the oldest Purchase Payment first, as described below); then
3.    Purchase Payments not previously withdrawn, in the order such Purchase Payments were made: the oldest Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been withdrawn.
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The withdrawal charge is calculated at the time of each withdrawal in accordance with the following:
Number of Complete Years from Receipt of Purchase Payment	Withdrawal Charge (% of Purchase Payment)
0	7
1	6
2	5
3 and thereafter	0
For a partial withdrawal, the withdrawal charge is deducted from the remaining Account Value, if sufficient. If the remaining Account Value is not sufficient, the withdrawal charge is deducted from the amount withdrawn.
If the Account Value is smaller than the total of all Purchase Payments, the withdrawal charge only applies up to the Account Value.
We do not assess the withdrawal charge on any payments paid out as Annuity Payments or as death benefits, although we do assess the withdrawal charge in calculating GMIB payments, if applicable. In addition, we will not assess the withdrawal charge on required minimum distributions from Qualified Contracts in order to satisfy federal income tax rules or to avoid required federal income tax penalties. This exception only applies to amounts required to be distributed from this contract. We do not assess the withdrawal charge on earnings in your contract.
NOTE: For tax purposes, earnings from Non-Qualified Contracts are considered to come out first.
Free Withdrawal Amount. The free withdrawal amount for each Contract Year after the first (there is no free withdrawal amount in the first Contract Year) is equal to 10% of your total Purchase Payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Also, we currently will not assess the withdrawal charge on amounts withdrawn during the first Contract Year under the Systematic Withdrawal Program. Any unused free withdrawal amount in one Contract Year does not carry over to the next Contract Year.
Reduction or Elimination of the Withdrawal Charge
General. We may elect to reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the contract, or if a prospective purchaser already had a relationship with us.
Nursing Home or Hospital Confinement Rider. We will not impose a withdrawal charge if, after you have owned the contract for one year, you or your Joint Owner becomes confined to a nursing home and/or hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a 6-month break in confinement and the confinements are for related causes. The confinement must begin after the first contract anniversary and you must have been the Owner continuously since the contract was issued (or have become the Owner as the spousal Beneficiary who continues the contract). The confinement must be prescribed by a physician and be medically necessary. You must exercise this right no later than 90 days after you or your Joint Owner exits the nursing home or hospital. This waiver terminates on the Annuity Date. There is no charge for this rider.
Terminal Illness Rider. After the first contract anniversary, we will waive the withdrawal charge if you or your Joint Owner are terminally ill and not expected to live more than 12 months; a physician certifies to your illness and life expectancy; you were not diagnosed with the terminal illness as of the date we issued your contract; and you have been the Owner continuously since the contract was issued (or have become the Owner as the spousal Beneficiary who continues the contract). This waiver terminates on the Annuity Date. There is no charge for this rider.
For contracts issued on and after May 1, 2005, the Nursing Home or Hospital Confinement rider and the Terminal Illness rider are only available for Owners who are age 80 or younger (on the contract issue date). Additional conditions and requirements apply to the Nursing Home or Hospital Confinement rider and the Terminal Illness rider. They are specified in the rider(s) that are part of your contract.
Premium and Other Taxes
We reserve the right to deduct from Purchase Payments, account balances, withdrawals, death benefits or income payments any taxes relating to the contracts (including, but not limited to, premium taxes) paid by us to any government entity. Examples of these taxes include, but are not limited to, premium tax, generation-skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons
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and income tax withholdings on withdrawals and income payments to the extent required by law. New York does not currently assess premium taxes on Purchase Payments you make. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the account balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. It is our current practice not to charge premium taxes until Annuity Payments begin.
Transfer Fee
We currently allow unlimited transfers without charge during the Accumulation Phase. However, we have reserved the right to limit the number of transfers to a maximum of 12 per year without charge and to charge a transfer fee of $25 for each transfer greater than 12 in any year. We are currently waiving the transfer fee, but reserve the right to charge it in the future. The transfer fee is deducted from the Investment Portfolio or Fixed Account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.
If the transfer is part of a pre-scheduled transfer program, it will not count in determining the transfer fee.
Income Taxes
We reserve the right to deduct from the contract for any income taxes which we incur because of the contract. In general, we believe under current federal income tax law, we are entitled to hold reserves with respect to the contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the contract, and in that event we may deduct such tax from the contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
Investment Portfolio Expenses
There are deductions from and expenses paid out of the assets of each Investment Portfolio, which are described in the fee table in this prospectus and the Investment Portfolio prospectuses. These deductions and expenses are not charges under the terms of the contract, but are represented in the share values of each Investment Portfolio.
5.	ANNUITY PAYMENTS (THE INCOME PHASE)
Annuity Date
Under the contract you can receive regular income payments (referred to as Annuity Payments). You can choose the month and year in which those payments begin. We call that date the Annuity Date. Your Annuity Date must be at least 30 days after we issue the contract and will be the first day of the calendar month unless, subject to our current established administrative procedures, we allow you to select another day of the month as your Annuity Date.
When you purchase the contract, the Annuity Date will be the later of the first day of the calendar month after the Annuitant’s 90th birthday or 10 years from the date your contract was issued. You can change or extend the Annuity Date at any time before the Annuity Date with 30 days prior notice to us (subject to restrictions that may apply in New York State, restrictions imposed by your selling firm and our current established administrative procedures).
Please be aware that once your contract is annuitized, your Beneficiary (or Beneficiaries) is ineligible to receive the death benefit you have selected. Additionally, if you have selected a living benefit rider such as a Guaranteed Minimum Income Benefit, a Guaranteed Withdrawal Benefit, or the Guaranteed Minimum Accumulation Benefit, annuitizing your contract terminates the rider, including any death benefit provided by the rider and any Guaranteed Principal Adjustment (for the GMIB Plus I or Lifetime Withdrawal Guarantee riders) or Guaranteed Accumulation Payment (for the GMAB rider) that may also be provided by the rider.
Annuity Payments
You (unless another payee is named) will receive the Annuity Payments during the Income Phase. The Annuitant is the natural person(s) whose life we look to in the determination of Annuity Payments.
During the Income Phase, you have the same investment choices you had just before the start of the Income Phase. At the Annuity Date, you can choose whether payments will be:
•	fixed Annuity Payments, or
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•	variable Annuity Payments, or
•	a combination of both.
If you don’t tell us otherwise, your Annuity Payments will be based on the investment allocations that were in place just before the start of the Income Phase.
If you choose to have any portion of your Annuity Payments based on the Investment Portfolio(s), the dollar amount of your initial payment will vary and will depend upon three things:
1)    the value of your contract in the Investment Portfolio(s) just before the start of the Income Phase,
2)    the assumed investment return (AIR) (you select) used in the annuity table for the contract, and
3)    the Annuity Option elected.
Subsequent variable Annuity Payments will vary with the performance of the Investment Portfolios you selected. (For more information, see “Variable Annuity Payments” below.)
At the time you choose an Annuity Option, you select the AIR, which must be acceptable to us. Currently, you can select an AIR of 3% or 4%. You can change the AIR with 30 days’ notice to us prior to the Annuity Date. If you do not select an AIR, we will use 3%. If the actual performance exceeds the AIR, your variable Annuity Payments will increase. Similarly, if the actual investment performance is less than the AIR, your variable Annuity Payments will decrease.
Your variable Annuity Payment is based on Annuity Units. An Annuity Unit is an accounting device used to calculate the dollar amount of Annuity Payments. (For more information, see “Variable Annuity Payments” below.)
When selecting an AIR, you should keep in mind that a lower AIR will result in a lower initial variable Annuity Payment, but subsequent variable Annuity Payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the Investment Portfolios. On the other hand, a higher AIR will result in a higher initial variable Annuity Payment than a lower AIR, but later variable Annuity Payments will rise more slowly or fall more rapidly.
A transfer during the Income Phase from a variable Annuity Payment option to a fixed Annuity Payment option may result in a reduction in the amount of Annuity Payments.
If you choose to have any portion of your Annuity Payments be a fixed Annuity Payment, the dollar amount of each fixed Annuity Payment will not change, unless you make a transfer from a variable Annuity Payment option to the fixed Annuity Payment that causes the fixed Annuity Payment to increase. Please refer to the “Annuity Provisions” section of the Statement of Additional Information for more information.
Annuity Payments are made monthly (or at any frequency permitted under the contract) unless you have less than $5,000 to apply toward an Annuity Option. In that case, we may provide your Annuity Payment in a single lump sum instead of Annuity Payments. Likewise, if your Annuity Payments would be or become less than $100 a month, we have the right to change the frequency of payments so that your Annuity Payments are at least $100.
Annuity Options
You can choose among income plans. We call those Annuity Options. You can change your Annuity Option at any time before the Annuity Date with 30 days’ notice to us.
If you do not choose an Annuity Option, Option 2, which provides a life annuity with 10 years of guaranteed Annuity Payments, will automatically be applied.
You can choose one of the following Annuity Options or any other Annuity Option acceptable to us, subject to the requirements of the Internal Revenue Code. After Annuity Payments begin, you cannot change the Annuity Option.
If more than one frequency is permitted under your contract, choosing less frequent payments will result in each Annuity Payment being larger. Annuity Options that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant are alive (such as Options 2 and 4 below) result in Annuity Payments that are smaller than Annuity Options without such a guarantee (such as Options 1 and 3 below). For Annuity Options with a designated period, choosing a shorter designated period will result in each Annuity Payment being larger.
Option 1. Life Annuity. Under this option, we will make Annuity Payments so long as the Annuitant is alive. We stop making Annuity Payments after the Annuitant’s death. It is possible under this option to receive only one Annuity Payment if the Annuitant dies before the due date of the second payment or to receive only two Annuity
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Payments if the Annuitant dies before the due date of the third payment, and so on.
Option 2. Life Annuity With 10 Years of Annuity Payments Guaranteed. Under this option, we will make Annuity Payments so long as the Annuitant is alive. If, when the Annuitant dies, we have made Annuity Payments for less than ten years, we will then continue to make Annuity Payments to the Beneficiary for the rest of the 10 year period.
Option 3. Joint and Last Survivor Annuity. Under this option, we will make Annuity Payments so long as the Annuitant and a second person (joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Annuity Payments, so long as the survivor continues to live. We will stop making Annuity Payments after the last survivor’s death.
Option 4. Joint and Last Survivor Annuity with 10 Years of Annuity Payments Guaranteed. Under this option, we will make Annuity Payments so long as the Annuitant and a second person (joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Annuity Payments, so long as the survivor continues to live. If, at the last death of the Annuitant and the joint Annuitant, we have made Annuity Payments for less than ten years, we will then continue to make Annuity Payments to the Beneficiary for the rest of the 10 year period.
Option 5. Payments for a Designated Period. We currently offer an Annuity Option under which fixed or variable monthly Annuity Payments are made for a selected number of years as approved by us, currently not less than 10 years. This Annuity Option may be limited or withdrawn by us in our discretion or due to the requirements of the Code.
We may require proof of age or sex of an Annuitant before making any Annuity Payments under the contract that are measured by the Annuitant's life. If the age or sex of the Annuitant has been misstated, the amount payable will be the amount that the Account Value would have provided at the correct age or sex. Once Annuity Payments have begun, any underpayments will be made up in one sum with the next Annuity Payment. Any overpayments will be deducted from future Annuity Payments until the total is repaid.
A commutation feature (a feature that allows the Owner to receive a lump sum of the present value of future Annuity Payments) is available under the variable Payments for a Designated Period Annuity Option (Option 5). You may not commute the fixed Payments for a Designated Period
Annuity Option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving Annuitant. Upon the death of the last surviving Annuitant, the Beneficiary may choose to continue receiving income payments (if permitted by the Code) or to receive the commuted value of the remaining guaranteed payments. For variable Annuity Options, the calculation of the commuted value will be done using the AIR applicable to the contract. (See “Annuity Payments” above.) For fixed Annuity Options, the calculation of the commuted value will be done using the then current Annuity Option rates.
There may be tax consequences resulting from the election of an Annuity Payment option containing a commutation feature (i.e., an Annuity Payment option that permits the withdrawal of a commuted value). (See “Federal Income Tax Status.”)
Due to underwriting, administrative or Internal Revenue Code considerations, there may be limitations on payments to the survivor under Options 3 and 4 and/or the duration of the guarantee period under Options 2, 4, and 5.
Tax rules with respect to decedent contracts may prohibit the election of Joint and Last Survivor Annuity Options (or income types) and may also prohibit payments for as long as the Owner's life in certain circumstances.
In addition to the Annuity Options described above, we may offer an additional payment option that would allow your Beneficiary to take distribution of the Account Value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from IRAs. (See “Federal Income Tax Status.”) We generally intend to make this payment option available to both Qualified Contracts and Non-Qualified Contracts, to the extent allowed under the Code; however, such payment option may be limited to certain categories of beneficiaries.
In the event that you purchased the contract as a Qualified Contract, you must take distribution of the Account Value in accordance with the minimum required distribution rules set forth in applicable tax law. (See “Federal Income Tax Status.”) Under certain circumstances, you may satisfy those requirements by electing an Annuity Option. You may choose any death benefit available under a Qualified Contract, but the death benefit must be paid within the timeframe required by applicable tax law and certain other contract provisions and programs will not be available.
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Upon your death, if Annuity Payments have already begun under a Qualified Contract, applicable tax law may require that any remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law. If you purchased the contract as a Non-Qualified Contract, the tax rules that apply upon your death are similar to the tax rules for Qualified Contracts, but differ in some material respects. For example, if you die after Annuity Payments have already begun under a Non-Qualified Contract, any remaining Annuity Payments can continue to be paid, provided that they are paid at least as rapidly as under the method of distribution in effect at the time of your death.
Variable Annuity Payments
The Adjusted Contract Value (the Account Value, less any applicable premium taxes, account fee, and any prorated rider charge) is determined on the annuity calculation date, which is a Business Day no more than five (5) Business Days before the Annuity Date. The first variable Annuity Payment will be based upon the Adjusted Contract Value, the Annuity Option elected, the Annuitant’s age, the Annuitant's sex (where permitted by law), and the appropriate variable Annuity Option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase for the assumed investment return and Annuity Option elected. If, as of the annuity calculation date, the then current variable Annuity Option rates applicable to this class of contracts provide a first Annuity Payment greater than that which is guaranteed under the same Annuity Option under this contract, the greater payment will be made.
The dollar amount of variable Annuity Payments after the first payment is determined as follows:
•	The dollar amount of the first variable Annuity Payment is divided by the value of an Annuity Unit for each applicable Investment Portfolio as of the annuity calculation date. This establishes the number of Annuity Units for each payment. The number of Annuity Units for each applicable Investment Portfolio remains fixed during the annuity period, provided that transfers among the Investment Portfolios will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the Investment Portfolio to which the transfer is made, and the number of Annuity Units will be adjusted for transfers to a fixed Annuity Option. Please see the
Statement of Additional Information for details about making transfers during the Annuity Phase.
•	The fixed number of Annuity Units per payment in each Investment Portfolio is multiplied by the Annuity Unit value for that Investment Portfolio for the Business Day for which the Annuity Payment is being calculated. This result is the dollar amount of the payment for each applicable Investment Portfolio, less any account fee. The account fee will be deducted pro rata out of each Annuity Payment.
•	The total dollar amount of each variable Annuity Payment is the sum of all Investment Portfolio variable Annuity Payments.
Annuity Unit. The initial Annuity Unit value for each Investment Portfolio of the Separate Account was set by us. The subsequent Annuity Unit value for each Investment Portfolio is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor (see the Statement of Additional Information for a definition) for the Investment Portfolio for the current Business Day and multiplying the result by a factor for each day since the last Business Day which represents the daily equivalent of the AIR you elected.
Fixed Annuity Payments
The Adjusted Contract Value (defined above under “Variable Annuity Payments”) is determined on the annuity calculation date, which is a Business Day no more than five (5) Business Days before the Annuity Date. This value will be used to determine a fixed Annuity Payment. The Annuity Payment will be based upon the Annuity Option elected, the Annuitant's age, the Annuitant's sex (where permitted by law), and the appropriate Annuity Option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase. If, as of the annuity calculation date, the then current Annuity Option rates applicable to this class of contracts provide an Annuity Payment greater than that which is guaranteed under the same Annuity Option under this contract, the greater payment will be made. You may not make a transfer from the fixed Annuity Option to the variable Annuity Option.
6.    ACCESS TO YOUR MONEY
You (or in the case of a death benefit, or certain Annuity Options upon the death of the last surviving Annuitant, your Beneficiary) can have access to the money in your contract:
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(1)    by making a withdrawal (either a partial or a complete withdrawal);
(2)    by electing to receive Annuity Payments;
(3)    when a death benefit is paid to your Beneficiary; or
(4)    under certain Annuity Options described under “Annuity Payments (The Income Phase) — Annuity Options” that provide for continuing Annuity Payments or a cash refund to your Beneficiary upon the death of the last surviving Annuitant.
Under most circumstances, withdrawals can only be made during the Accumulation Phase.
You may establish a withdrawal plan under which you can receive substantially equal periodic payments in order to comply with the requirements of Sections 72(q) or (t) of the Code. Premature modification or termination of such payments may result in substantial penalty taxes. (See “Federal Income Tax Status.”) If you own an annuity contract with a Guaranteed Minimum Income Benefit (GMIB) rider and elect to receive distributions in accordance with substantially equal periodic payments exception, the commencement of income payments under the GMIB rider due to the complete depletion of the Account Value may be considered an impermissible modification of the payment stream under certain circumstances.
When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the Account Value of the contract at the end of the Business Day when we receive a written request for a withdrawal:
•	less any applicable withdrawal charge;
•	less any premium or other tax;
•	less any account fee; and
•	less any applicable pro rata GMIB, GWB or GMAB rider charge.
Unless you instruct us otherwise, any partial withdrawal will be made pro rata from the Fixed Account, the EDCA account and the Investment Portfolio(s) you selected. Under most circumstances the amount of any partial withdrawal must be for at least $500, or your entire interest in the Investment Portfolio, Fixed Account or EDCA account. We require that after a partial withdrawal is made you keep at least $2,000 in the contract. If the withdrawal would result in the Account Value being less than $2,000 after a partial withdrawal, we will treat the withdrawal request as a request for a full withdrawal. (See “Purchase — Termination for Low Account Value” for more information.)
We will pay the amount of any withdrawal from the Separate Account within seven days of when we receive the request in Good Order unless the suspension of payments or transfers provision is in effect.
We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a contract Owner's check that has not yet cleared (i.e., that could still be dishonored by the contract Owner's banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
How to withdraw all or part of your Account Value:
•	You must submit a request to our Annuity Service Center. (See “Other Information — Requests and Elections.”)
•	If you would like to have the withdrawal charge waived under the Nursing Home or Hospital Confinement Rider or the Terminal Illness Rider, you must provide satisfactory evidence of confinement to a nursing home or hospital or terminal illness. (See “Expenses — Reduction or Elimination of the Withdrawal Charge.”)
•	You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed on them).
•	We have to receive your withdrawal request in our Annuity Service Center prior to the Annuity Date or Owner's death; provided, however, that you may submit a written withdrawal request any time prior to the Annuity Date that indicates that the withdrawal should be processed as of the Annuity Date. Solely for the purpose of calculating and processing such a withdrawal request, the request will be deemed to have been received on, and the withdrawal amount will be priced according to the Accumulation Unit value calculated as of, the Annuity Date. Your request must
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be received at our Annuity Service Center on or before the Annuity Date.
There are limits to the amount you can withdraw from certain qualified plans including Qualified and TSA plans. (See “Federal Income Tax Status.”)
Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.
Divorce. A withdrawal made pursuant to a divorce or separation instrument is subject to the same withdrawal charge provisions as described in “Expenses — Withdrawal Charge,” if permissible under tax law. In addition, the withdrawal will reduce the Account Value, the death benefit, and the amount of any optional living or death benefit (including the benefit base we use to determine the guaranteed amount of the benefit). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportionate reduction in the benefit base used to calculate the guaranteed amount provided by an optional rider, as described in the “Living Benefits” section. The withdrawal could have a significant negative impact on the death benefit and on any optional rider benefit.
Systematic Withdrawal Program
You may elect the Systematic Withdrawal Program at any time. We do not assess a charge for this program. This program provides an automatic payment to you of up to 10% of your total Purchase Payments each year. You can receive payments monthly or quarterly, provided that each payment must amount to at least $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next Business Day. While the Systematic Withdrawal Program is in effect you can make additional withdrawals. However, such withdrawals plus the systematic withdrawals will be considered when determining the applicability of any withdrawal charge. (For a discussion of the withdrawal charge, see “Expenses” above.)
We will terminate your participation in the Systematic Withdrawal Program when we receive notification of your death.
Income taxes, tax penalties and certain restrictions may apply to systematic withdrawals.
Suspension of Payments or Transfers
We may be required to suspend or postpone payments for withdrawals or transfers for any period when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of shares of the Investment Portfolios is not reasonably practicable or we cannot reasonably value the shares of the Investment Portfolios; or
•	during any other period when the Securities and Exchange Commission, by order, so permits for the protection of Owners.
We have reserved the right to defer payment for a withdrawal or transfer from the Fixed Account for the period permitted by law, but not for more than six months.
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner's ability to make certain transactions and thereby refuse to accept any requests for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.
7.    LIVING BENEFITS
Overview of Living Benefit Riders
We offer a suite of optional living benefit riders that, for certain additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one of these riders may be elected, and the rider must be elected at contract issue. These optional riders are described briefly below. Please see the more detailed description that follows for important information on the costs, restrictions and availability of each optional rider. We currently offer two types of living benefit riders — a guaranteed income benefit and guaranteed withdrawal benefits:
Guaranteed Income Benefits
•	Guaranteed Minimum Income Benefit Plus (GMIB Plus I)
•	Guaranteed Minimum Income Benefit (GMIB)
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Our guaranteed income benefit riders are designed to allow you to invest your Account Value in the market while at the same time assuring a specified guaranteed level of minimum fixed Annuity Payments if you elect the income phase. The fixed Annuity Payment amount is guaranteed regardless of investment performance or the actual Account Value at the time you annuitize. Prior to exercising the rider and annuitizing your contract, you may make withdrawals up to a maximum level specified in the rider and still maintain the benefit amount.
Guaranteed Withdrawal Benefits
•	Lifetime Withdrawal Guarantee II (LWG II)
•	Lifetime Withdrawal Guarantee I (LWG I)
•	Enhanced Guaranteed Withdrawal Benefit (Enhanced GWB)
•	Guaranteed Withdrawal Benefit I (GWB I)
The Enhanced GWB and GWB I riders are designed to guarantee that at least the entire amount of Purchase Payments you make will be returned to you through a series of withdrawals without annuitizing, regardless of investment performance, as long as withdrawals in any Contract Year do not exceed the maximum amount allowed under the rider. A Contract Year is defined as a one-year period starting on the date the contract is issued and on each contract anniversary thereafter.
With the LWG riders, you get the same benefits, but in addition, if you make your first withdrawal on or after the date you reach age 59 1⁄2, you are guaranteed income without annuitizing for your life (and the life of your spouse, if the Joint Life version of the rider was elected, and you take the first withdrawal when both you and your spouse are at least age 59 1⁄2), even after the entire amount of Purchase Payments has been returned.
Guaranteed Asset Accumulation Benefit
We no longer offer the Guaranteed Minimum Accumulation Benefit (GMAB). The GMAB is designed to guarantee that your Account Value will not be less than a minimum amount at the end of the 10-year waiting period. The amount of the guarantee depends on which of three permitted Investment Portfolios you select.
Guaranteed Income Benefits
At the time you buy the contract, you may elect a guaranteed income benefit rider, called a Guaranteed Minimum Income Benefit (GMIB), for an additional charge. This rider is designed to guarantee a predictable, minimum level of fixed Annuity Payments, regardless of the investment performance of your Account Value during the Accumulation Phase. However, if applying your actual Account Value at the time you annuitize the contract to then current annuity purchase rates (outside of the rider) produces higher income payments, you will receive the higher payments, and thus you will have paid for the rider even though it was not used. Also, prior to exercising the rider, you may make specified withdrawals that reduce your Income Base (as explained below) during the Accumulation Phase and still leave the rider guarantees intact, provided the conditions of the rider are met. Your financial representative can provide you an illustration of the amounts you would receive, with or without withdrawals, if you exercised the rider.
There are two different versions of the GMIB under this contract: GMIB Plus I and GMIB.
You may not have this benefit and a GWB or GMAB rider in effect at the same time. Once elected, the rider cannot be terminated except as discussed below.
Facts About the Guaranteed Income Benefit Riders
Income Base and GMIB Annuity Payments. Under the GMIB, we calculate an “Income Base” (as described below) that determines, in part, the minimum amount you receive as an income payment upon exercising the GMIB rider and annuitizing the contract. It is important to recognize that this Income Base is not available for cash withdrawals and does not establish or guarantee your Account Value or a minimum return for any Investment Portfolio. After a minimum 10-year waiting period, and then only within 30 days following a contract anniversary, you may exercise the rider. We then will apply the Income Base calculated at the time of exercise to the conservative GMIB Annuity Table (as described below) specified in the rider in order to determine your minimum guaranteed lifetime fixed monthly Annuity Payments (your actual payment may be higher than this minimum if, as discussed above, the base contract under its terms would provide a higher payment).
The GMIB Annuity Table. The GMIB Annuity Table is specified in the rider. For GMIB Plus I in contracts issued after May 1, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per annum. For GMIB Plus I in
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contracts issued on May 1, 2009 or earlier, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 1.5% per annum. For GMIB, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per annum. As with other pay-out types, the amount you receive as an income payment also depends on your age, your sex, and the Annuity Option you select. The annuity rates in the GMIB Annuity Table are conservative and a withdrawal charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Account Value on your annuity date to then-current annuity purchase rates.
If you exercise the GMIB rider, your Annuity Payments will be the greater of:
•	the Annuity Payment determined by applying the amount of the Income Base to the GMIB Annuity Table, or
•	the Annuity Payment determined for the same Annuity Option in accordance with the base contract. (See “Annuity Payments (The Income Phase).”)
If you choose not to receive Annuity Payments as guaranteed under the GMIB, you may elect any of the Annuity Options available under the contract.
Ownership. If you, the Owner, are a natural person, you must also be the Annuitant. If a non-natural person owns the contract, then the Annuitant will be considered the Owner in determining the Income Base and GMIB Annuity Payments. If Joint Owners are named, the age of the older Joint Owner will be used to determine the Income Base and GMIB Annuity Payments. For the purposes of the Guaranteed Income Benefits section of the prospectus, “you” always means the Owner, oldest Joint Owner or the Annuitant, if the Owner is a non-natural person.
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1⁄2, a 10% federal tax penalty may apply.
GMIB and Decedent Contracts. If you are purchasing this contract with a nontaxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which you were the Beneficiary and you are “stretching” the distributions under the IRS required distribution rules, you may not purchase a GMIB rider. Upon your death, however, any remaining benefits may need to be accelerated to comply with IRS rules.
GMIB Plus I, GMIB and Qualified Contracts. The GMIB Plus I and GMIB riders may have limited usefulness in connection with a Qualified Contract, such as an IRA, in circumstances where, due to the ten-year waiting period after purchase (and for GMIB Plus I, after an Optional Step-Up) the Owner is unable to exercise the rider until after the required beginning date of required minimum distributions under the contract. In such event, required minimum distributions received from the contract during the 10-year waiting period will have the effect of reducing the Income Base either on a proportionate or dollar-for-dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of Annuity Payments under the rider. You should consult your tax adviser regarding the GMIB Plus I or GMIB rider in connection with a Qualified Contract.
(See Appendix D for examples illustrating the operation of the GMIB.)
Description of GMIB Plus I
The GMIB Plus I rider is no longer available for purchase. The GMIB Plus I rider is available only for Owners up through age 78, and you can only elect the GMIB Plus I at the time you purchase the contract. The GMIB Plus I rider may be exercised after a 10-year waiting period and then only within 30 days following a contract anniversary, provided that the exercise must occur no later than the 30-day period following the contract anniversary prior to the Owner’s 91st birthday.
Income Base. The Income Base is the greater of (a) or (b) below.
(a)    Highest Anniversary Value: On the issue date, the “Highest Anniversary Value” is equal to your initial Purchase Payment. Thereafter, the Highest Anniversary Value will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to the Owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.
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The Highest Anniversary Value does not change after the contract anniversary immediately preceding the Owner's 81st birthday, except that it is increased for each subsequent Purchase Payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable withdrawal charge).
(b)    Annual Increase Amount: On the issue date, the “Annual Increase Amount” is equal to your initial Purchase Payment. (For these purposes, all Purchase Payments credited within 120 days of the date we issued the contract will be treated as if they were received on the date we issue the contract.) Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:
(i)    is Purchase Payments accumulated at the annual increase rate from the date the Purchase Payment is made. The annual increase rate is 5% per year through the contract anniversary prior to the Owner's 91st birthday and 0% thereafter; and
(ii)    is withdrawal adjustments accumulated at the annual increase rate. Withdrawal adjustments in a Contract Year are described below.
The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See “Optional Step-Up” below for a feature that can be used to reset the Annual Increase Amount to the Account Value.
The Annual Increase Amount is limited to 270% of the greater of: (a) your Purchase Payments or (b) the Annual Increase Amount as increased by the most recent Optional Step-Up (see “Optional Step-Up” below). Each time the Annual Increase Amount is increased by an Optional Step-Up, the limit on the Annual Increase Amount is raised to 270% of the new, higher Annual Increase Amount, if it is greater than 270% of your Purchase Payments.
Withdrawal Adjustments. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):
(a)    The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributed to that withdrawal (including any applicable withdrawal charge); or
(b)    If total withdrawals in a Contract Year are not greater than the annual increase rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, and if these withdrawals are paid to you (or to the Annuitant, if the contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a) immediately above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.
As described in (a) immediately above, if in any Contract Year you take cumulative withdrawals that exceed the annual increase rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable withdrawal charge) reduced the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of Annuity Payments under the GMIB rider. Limiting your cumulative withdrawals during a Contract Year to not more than the annual increase rate multiplied by the Annual Increase Amount at the beginning of the Contract Year will result in dollar-for-dollar treatment of the withdrawals, as described in (b) immediately above.
(See Appendix D for examples of the calculation of the Income Base, including the Highest Anniversary Value, the Annual Increase Amount, the annual increase rate, and the withdrawal adjustments.)
In determining the GMIB annuity income, an amount equal to the withdrawal charge that would be assessed upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the Income Base.
Optional Step-Up. On each contract anniversary as permitted, you may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the annual increase rate on the Annual Increase Amount (5%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the annual increase rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate
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basis will increase. However, if you elect to reset the Annual Increase Amount, we will also restart the 10-year waiting period. In addition, we may reset the rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up.
An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Owner (or oldest Joint Owner or Annuitant if the contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up.
You may elect either: (1) a one-time Optional Step-Up at any contract anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any contract anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), at least 30 days prior to the contract anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh contract anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent contract anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Step-Ups, the rider (and the rider charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)
We must receive your request to exercise the Optional Step-Up in writing, at our Annuity Service Center, or any other method acceptable to us. We must receive your request prior to the contract anniversary for an Optional Step-Up to occur on that contract anniversary.
Each Optional Step-Up:
(1)    resets the Annual Increase Amount to the Account Value on the contract anniversary following the receipt of an Optional Step-Up election;
(2)    resets the waiting period to exercise the rider to the tenth contract anniversary following the date the Optional Step-Up took effect;
(3)    resets the maximum Annual Increase Amount to a 270% multiplied by the Annual Increase Amount calculated in (1) above, if greater than the maximum Annual Increase Amount immediately before the Optional Step-Up; and
(4)    may reset the rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up.
In the event that the charge applicable to contract purchases at the time of the step-up is higher than your current rider charge, you will be notified in writing a minimum of 30 days in advance of the applicable contract anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center no less than seven calendar days prior to the applicable contract anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Service Center that you wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next contract anniversary after we receive your request for reinstatement.
On the date of the Optional Step-Up, the Account Value on that day will be treated as a single Purchase Payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the reset. All Purchase Payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.
Investment Allocation Restrictions. For a detailed description of the GMIB Plus I investment allocation restrictions, see “Purchase — Investment Allocation Restrictions for Certain Riders.”
If you elect the GMIB Plus I, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination Investment Portfolios are selected in accordance with the investment allocation restrictions.
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Guaranteed Principal Option. On each contract anniversary starting with the tenth contract anniversary and through the contract anniversary prior to the Owner's 91st birthday, you may exercise the Guaranteed Principal Option. If the Owner is a non-natural person, the Annuitant's age is the basis for determining the birthday. If there are Joint Owners, the age of the oldest Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the applicable contract anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following that contract anniversary.
By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your Account Value intended to restore your initial investment in the contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to (a) minus (b) where:
(a)    is Purchase Payments credited within 120 days of the date we issued the contract (reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including applicable withdrawal charges) prior to the exercise of the Guaranteed Principal Option) and
(b)    the Account Value on the contract anniversary immediately preceding exercise of the Guaranteed Principal Option.
The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable Investment Portfolio in the ratio the portion of the Account Value in such Investment Portfolio bears to the total Account Value in all Investment Portfolios. It is important to note that only Purchase Payments made during the first 120 days that you hold the contract are taken into consideration in determining the Guaranteed Principal Adjustment. If you anticipate making Purchase Payments after 120 days, you should understand that such payments will not increase the Guaranteed Principal Adjustment. However, because Purchase Payments made after 120 days will increase your Account Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GMIB Plus I rider may not be appropriate for you if you intend to make additional Purchase Payments after the 120-day period and are purchasing the rider for this feature.
The Guaranteed Principal Adjustment will never be less than zero. If the Guaranteed Principal Option is exercised, the GMIB Plus I rider will terminate as of the date the option takes effect and no additional GMIB charges will apply thereafter. The variable annuity contract, however, will continue, but the investment allocation restrictions described above will no longer apply.
Exercising the GMIB Plus I Rider. If you exercise the GMIB Plus I, you must elect to receive Annuity Payments under one of the following fixed Annuity Options:
(1)    Life annuity with 5 years of Annuity Payments guaranteed.
(2)    Joint and last survivor annuity with 5 years of Annuity Payments guaranteed. Based on federal tax rules, this option is not available for Qualified Contracts where the difference in ages of the joint Annuitants, who are not spouses, is greater than 10 years. (See “Annuity Payments (The Income Phase).”) This joint and last survivor Annuity Option is only available if the youngest Annuitant’s attained age is 35 or older.
These options are described in the contract and the GMIB Plus I rider.
The GMIB Annuity Table is specified in the rider. For GMIB Plus I, this table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per annum. As with other payout types, the amount you receive as an income payment also depends on the Annuity Option you select, your age, and your sex. The annuity rates for attained ages 86 to 90 are the same as those for attained age 85. The annuity rates in the GMIB Annuity Table are conservative and a withdrawal charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Account Value on your Annuity Date to then-current annuity purchase rates.
If you exercise the GMIB Plus I, your Annuity Payments will be the greater of:
•	the Annuity Payment determined by applying the amount of the Income Base to the GMIB Annuity Table, or
•	the Annuity Payment determined for the same Annuity Option in accordance with the base contract. (See “Annuity Payments (The Income Phase).”)
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If the amount of the guaranteed minimum lifetime income that the GMIB Plus I produces is less than the amount of annuity income that would be provided by applying your Account Value on the Annuity Date to the then-current annuity purchase rates, then you would have paid for a benefit that you did not use.
If you take a full withdrawal of your Account Value, your contract is terminated by us due to its small Account Value and inactivity (see “Purchase — Termination for Low Account Value”), or your contract lapses and there remains any Income Base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the Income Base and any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.
If you choose not to receive Annuity Payments as guaranteed under the GMIB Plus I, you may elect any of the Annuity Options available under the contract.
Terminating the GMIB Plus I Rider. Except as otherwise provided in the GMIB Plus I rider, the rider will terminate upon the earliest of:
a)    The 30th day following the contract anniversary prior to your 91st birthday;
b)    The date you make a complete withdrawal of your Account Value (if there is an Income Base remaining you will receive payments based on the remaining Income Base) (a pro rata portion of the rider charge will be assessed);
c)    The date you elect to receive Annuity Payments under the contract and you do not elect to receive payments under the GMIB (a pro rata portion of the rider charge will be assessed);
d)    Death of the Owner or Joint Owner (unless the spouse (age 89 or younger) is the Beneficiary and elects to continue the contract), or death of the Annuitant if a non-natural person owns the contract;
e)    A change for any reason of the Owner or Joint Owner or the Annuitant, if a non-natural person owns the contract, subject to our administrative procedures (a pro rata portion of the rider charge will be assessed);
f)    The effective date of the Guaranteed Principal Option; or
g)    The date you assign your contract (a pro rata portion of the rider charge will be assessed).
If an Owner or Joint Owner dies and:
•	the spouse elects to continue the contract and the GMIB rider under termination provision d) above; and
•	before the 10-year waiting period to exercise the GMIB rider has elapsed, the GMIB rider will terminate under termination provision a) above (because it is the 30th day following the contract anniversary prior to the spouse’s 91st birthday);
we will permit the spouse to exercise the GMIB rider within the 30 days following the Contract Anniversary prior to his or her 91st birthday, even though the 10-year waiting period has not elapsed.
Under our current administrative procedures, we will waive the termination of the GMIB Plus I rider if you assign a portion of the contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or Purchase Payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.
When the GMIB Plus I rider terminates, the corresponding GMIB Plus I rider charge terminates and the GMIB Plus I investment allocation restrictions, described above, will no longer apply.
For contracts issued with the GMIB Plus I rider on or before May 1, 2009, the following additional differences apply:
(1) The annual increase rate is 6% through the contract anniversary immediately prior to your 91st birthday, and 0% per year thereafter.
(2) If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or on the prior contract anniversary after the first Contract Year, and if these withdrawals are paid to you (or the Annuitant if the contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that Contract Year.
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(3) The Annual Increase Amount is limited to a maximum of 190% of your Purchase Payments or, if greater, 190% of the Annual Increase Amount as increased by the most recent Optional Step-Up.
(4) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 1.5% per annum.
(5) The joint and last survivor Annuity Option under the GMIB Plus I is only available if the oldest Annuitant's attained age is 55 or older.
(6) The annuity rates for attained ages 85 to 90 are the same as those for attained age 84.
(7) Different investment allocation restrictions apply. (See “Purchase — Investment Allocation and Restrictions for Certain Riders.”)
(8) If your Income Base is increased due to an Optional Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.15% of the Income Base, applicable after the contract anniversary on which the Optional Step-Up occurs.
(See Appendix D for examples illustrating the operation of the GMIB Plus I.)
Description of GMIB
The GMIB rider is no longer available for sale. GMIB was available only for Owners up through age 75, and you could only elect the GMIB at the time you purchased the contract. GMIB may be exercised after a 10-year waiting period, up through age 85, within 30 days following a contract anniversary.
The GMIB rider is otherwise identical to the GMIB Plus I, with the following exceptions:
(1)    The additional charge for GMIB is lower (see “Expenses — Guaranteed Minimum Income Benefit — Rider Charge”).
(2)    The GMIB income base is calculated as described above for GMIB Plus I, except that:
a.    withdrawals may be payable as you direct without affecting the withdrawal adjustments;
b.    the annual increase rate is 6% per year through the contract anniversary immediately prior to the Owner’s 81st birthday and 0% thereafter; and
c.    if total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or previous contract anniversary, if later, the total withdrawal adjustments for that Contract
Year will be set equal to the dollar amount of total withdrawals in that Contract Year.
(3)    There is no Guaranteed Principal Option.
(4)    There is no Optional Step-Up feature.
(5)    The fixed Annuity Options are the single life annuity with 10 years of Annuity Payments guaranteed (if you choose to start the Annuity Option after age 79, the year of the Guarantee Period component of the Annuity Option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 and 85) or the joint and last survivor annuity with 10 years of Annuity Payments guaranteed (not available for Qualified Contracts where the difference in ages of the joint Annuitants, who are not spouses, is greater than 10 years).
(6)    The GMIB Annuity Table is the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per annum.
(7)    The following replaces termination provision a), above:
The 30th day following the contract anniversary on or following your 85th birthday.
(8)    The following replaces termination provision d), above:
Death of the Owner or Joint Owner (unless the spouse (age 84 or younger) is the Beneficiary and elects to continue the contract), or death of the Annuitant if a non-natural person owns the contract.
(9)    If an Owner or Joint Owner dies and:
•	the spouse elects to continue the contract and the GMIB rider under termination provision d) above; and
•	before the 10-year waiting period to exercise the GMIB rider has elapsed, the GMIB rider will terminate under termination provision a) above (because it is the 30th day following the contract anniversary on or following the spouse’s 85th birthday);
we will permit the spouse to exercise the GMIB rider within the 30 days following the contract anniversary on or following his or her 85th birthday, even though the 10-year waiting period has not elapsed.
(10)  The following replaces termination provision e), above:
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A change for any reason of the Owner or Joint Owner or the Annuitant, if a non-natural person owns the contract. Currently we follow our administrative procedures regarding termination for a change of Owner or Joint Owner or Annuitant, if a non-natural person owns the contract.
(11)  Termination provisions f) and g), above, do not apply.
(12)  There are no limitations to how you may allocate your Purchase Payments and Account Value among the Investment Portfolios, and you may participate in the Dollar Cost Averaging (DCA) program.
Guaranteed Withdrawal Benefits
We offer optional guaranteed withdrawal benefit (GWB) riders for an additional charge. There are four guaranteed withdrawal benefit riders under this contract: Lifetime Withdrawal Guarantee II (LWG II), Lifetime Withdrawal Guarantee I (LWG I), Enhanced Guaranteed Withdrawal Benefit (Enhanced GWB), and Guaranteed Withdrawal Benefit I (GWB I).
Each of the guaranteed withdrawal benefit riders guarantees that the entire amount of purchase payments you make will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any contract year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, you can take specified annual withdrawals until the entire amount of the purchase payments you made during the time period specified in your rider has been returned to you. Moreover, if you make your first withdrawal on or after the date you reach age 59 1⁄2, the Lifetime Withdrawal Guarantee II rider guarantees income, without annuitizing the contract, for your life (and the life of your spouse, if the Joint Life version of the rider was elected and both you and your spouse are at least age 59 1⁄2 at the time of the first withdrawal), even after the entire amount of purchase payments has been returned. (See “Description of the Lifetime Withdrawal Guarantee II” below.)
If you purchase a guaranteed withdrawal benefit rider, you must elect one version at the time you purchase the contract, prior to age 86. You may not have this benefit and a GMIB or GMAB rider in effect at the same time. Once elected, these riders may not be terminated except as stated below.
Facts About Guaranteed Withdrawal Benefit Riders
Managing Withdrawals. The GWB guarantee may be reduced if your annual withdrawals are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. The GWB does not establish or guarantee an account value or minimum return for any investment portfolio. The Remaining Guaranteed Withdrawal Amount (as described below) under the Lifetime Withdrawal Guarantee riders, and the Benefit Base (as described below) under the Enhanced GWB and GWB I riders, cannot be taken as a lump sum. (However, if you cancel the Lifetime Withdrawal Guarantee rider after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your account value to the purchase payments credited within the first 120 days of the date that we issue the contract, reduced proportionately for any withdrawals. See “Description of the Lifetime Withdrawal Guarantee II — Cancellation and Guaranteed Principal Adjustment” below.) Income taxes and penalties may apply to your withdrawals, and withdrawal charges may apply to withdrawals during the first contract year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount. (See “Expenses — Withdrawal Charge.”)
If in any contract year you take cumulative withdrawals that exceed the Annual Benefit Payment, the total payments that the GWB guarantees that you or your beneficiary will receive from the contract over time may be less than the initial Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantee riders). This reduction may be significant and means that return of your purchase payments may be lost. The GWB rider charge will continue to be deducted and calculated based on the Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantee riders) until termination of the rider.
Rider Charges. If a Lifetime Withdrawal Guarantee rider or the GWB I rider is in effect, we will continue to assess the GWB rider charge even in the case where your Remaining Guaranteed Withdrawal Amount (for the Lifetime Withdrawal Guarantee) or Benefit Base (for GWB I), as described below, equals zero. However, if the
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Enhanced GWB rider is in effect, we will not continue to assess the GWB rider charge if your Benefit Base equals zero.
Withdrawal Charge. We will apply a withdrawal charge to withdrawals from Purchase Payments of up to 7% of Purchase Payments taken in the first three years following receipt of the applicable Purchase Payment. (See “Expenses — Withdrawal Charge — Free Withdrawal Amount” and “Access to Your Money — Systematic Withdrawal Program.”)
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1⁄2, a 10% federal tax penalty may apply.
Tax Treatment. The tax treatment of withdrawals under the GWB riders is uncertain. It is conceivable that the amount of potential gain could be determined based on the Benefit Base (Remaining Guaranteed Withdrawal Amount under the Lifetime Withdrawal Guarantee rider) at the time of the withdrawal, if the Benefit Base (or Remaining Guaranteed Withdrawal Amount) is greater than the account Value (prior to withdrawal charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the contract. Consult your tax adviser prior to purchase.
Lifetime Withdrawal Guarantee, GWB, and Decedent Contracts. If you are purchasing this contract with a nontaxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which you were the Beneficiary and you are “stretching” the distributions under the IRS required distribution rules, you may not purchase the Lifetime Withdrawal Guarantee rider. Upon your death, however, any remaining benefits may need to be accelerated to comply with IRS rules.
If you are purchasing this contract with a nontaxable transfer of the death benefit proceeds of any Non-Qualified annuity contract of which you were the beneficiary and you are “stretching” the distributions under the IRS required distribution rules, you may not purchase the Enhanced GWB or GWB I rider.
(See Appendix E for examples of the GWB.)
Description of the Lifetime Withdrawal Guarantee II
Total Guaranteed Withdrawal Amount. While the Lifetime Withdrawal Guarantee II rider is in effect, we guarantee that you will receive a minimum amount over time. We refer to this minimum amount as the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by each additional Purchase Payment. If you take a withdrawal that does not exceed the Annual Benefit Payment (see “Annual Benefit Payment” below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a Non-Excess Withdrawal. If, however, you take a withdrawal that results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, then we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the entire withdrawal (including any applicable withdrawal charges) reduced the Account Value. We refer to this type of withdrawal as an Excess Withdrawal. This reduction may be significant, particularly when the Account Value is lower than the Total Guaranteed Withdrawal Amount (see “Managing Your Withdrawals” below). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals..
Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount is the remaining amount you are guaranteed to receive over time. The initial Remaining Guaranteed Withdrawal Amount is equal to the initial Total Guaranteed Withdrawal Amount. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by additional Purchase Payments, and we decrease the Remaining Guaranted Withdrawal Amount by withdrawals. If you take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount, dollar-for-dollar, by the amount of the Non-Excess Withdrawal (including any applicable withdrawal charges). If, however, you take an Excess Withdrawal, then we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable withdrawal charges) reduces the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Remaining Guaranteed Withdrawal Amount (see “Managing Your Withdrawals” below). Limiting
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your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals. As described below under “Annual Benefit Payment,” the Remaining Guaranteed Withdrawal Amount is the total amount you are guaranteed to receive over time if you take your first withdrawal before the Owner or older Joint Owner (or the Annuitant if the Owner is a non-natural person) is age 59 1⁄2. The Remaining Guaranteed Withdrawal Amount is also used to calculate an alternate death benefit available under the Lifetime Withdrawal Guarantee (see “Additional Information” below).
6% Compounding Income Amount. If the Single Life version of the LWG II has been elected, beginning with the contract anniversary following the date you reach age 63, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000) on each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or (b) 5 years. We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. If the first withdrawal from the contract is taken before the contract anniversary following the date you reach age 63, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.
If the Joint Life version of the LWG II has been elected, beginning with the contract anniversary following the date the younger spouse reaches age 66, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000) on each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or (b) 5 years. We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. If the first withdrawal from the contract is taken before the contract anniversary following the date the younger spouse reaches age 66, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.
We may also increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-Up (discussed below), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.
Automatic Annual Step-Up. On each contract anniversary prior to the Owner’s 91st birthday (or, for the Joint Life version, the younger spouse's 91st birthday), an Automatic Annual Step-Up will occur, provided that the Account Value exceeds the Total Guaranteed Withdrawal Amount (after compounding) immediately before the step-up (and provided that you have not chosen to decline the step-up as described below).
The Automatic Annual Step-Up:
•	resets the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Account Value on the date of the step-up, up to a maximum of $10,000,000, regardless of whether or not you have taken any withdrawals;
•	if the Single Life version of LWG II was elected, resets the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the step-up (or 6% if you make your first withdrawal on or after the contract anniversary following the date you reach age 76); or, if the Joint Life version of LWG II was elected, resets the Annual Benefit Payment equal to 4.5% of the Total Guaranteed Withdrawal Amount after the step-up (or 5% if you make your first withdrawal on or after the contract anniversary following the date the younger spouse reaches age 63); and
•	may reset the rider charge to a rate that does not exceed the lower of: (a) the Maximum Automatic Annual Step-Up Charge (1.60% for the Single Life version or 1.80% for the Joint Life version) or (b) the current rate that we charge for the same rider available for new contract purchases at the time of the Automatic Annual Step-Up.
For contracts issued on or before December 11, 2009, the second bullet item above is replaced with the following: “if the Single Life version of LWG II was elected, resets the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the step-up (or 6% if you make your first withdrawal on or after the contract anniversary following the date you reach age 76); or, if the Joint Life version of LWG II was elected, resets the Annual Benefit Payment equal to 4.5% of the Total Guaranteed Withdrawal Amount after the step-up (or 5% if you make your first withdrawal on or after the contract anniversary
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following the date the younger spouse reaches age 63).”
For contracts issued on or before February 23, 2009, the maximum charge upon an Automatic Annual Step-Up is 1.25% (Single Life version) or 1.50% (Joint Life version).
In the event that the charge applicable to contract purchases at the time of the step-up is higher than your current LWG II rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable contract anniversary and inform you that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center no less than seven calendar days prior to the applicable contract anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Service Center that you wish to reinstate the step-ups. This reinstatement will take effect at the next contract anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if you intend to make Purchase Payments that would cause your Account Value to approach $10,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $10,000,000.
For contracts issued on or before February 23, 2009, if your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.95% of the of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.20% of the of the Total Guaranteed Withdrawal Amount, applicable after the contract anniversary on which the Automatic Annual Step-Up occurs.
Annual Benefit Payment. The initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the Withdrawal Rate. If the Single Life version of the LWG II is elected, the Withdrawal Rate is 5% (6% if you take your first withdrawal during a Contract Year in which the Owner (or oldest Joint Owner, or Annuitant if the Owner is a non-natural person) attains or will attain age 76 or older). If the Joint Life version of the LWG II is elected, the Withdrawal Rate is 4.5% (6% if you take your first withdrawal during a Contract Year in which the younger spouse attains or will attain age 76 or older).
For contracts issued on or before December 11, 2009, if the Single Life version of the LWG II is elected, the Withdrawal Rate is 5% (6% if you make your first withdrawal on or after the contract anniversary following the date you reach age 76); if the Joint Life version of the LWG II is elected, the Withdrawal Rate is 4.5% (5% if you make your first withdrawal on or after the contract anniversary following the date the younger spouse reaches age 63).
If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional Purchase Payments, the Automatic Annual Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the Withdrawal Rate.
It is important to note:
•	If you take your first withdrawal before the date you reach age 59 1⁄2 (or, for the Joint Life version, if you take your first withdrawal before the date when both you and your spouse are at least age 59 1⁄2), we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Value declines to zero. This means if your Account Value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge, and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay you the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Account Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to you each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that you will receive your Purchase Payments regardless of market performance so long as you do not take Excess Withdrawals; however, you will not be guaranteed income for the rest of your life.
•	If you take your first withdrawal on or after the date you reach age 59 1⁄2, we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if the Joint Life version of the rider was elected, and you take your first withdrawal when both you and your spouse are at least age 59 1⁄2), even if your Remaining Guaranteed Withdrawal Amount and/or Account Value declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your Account Value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge, we will pay to you the remaining Annual Benefit Payment, if any, not yet withdrawn during that Contract Year that the Account Value was depleted,
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and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to you each year for the rest of your life (and your spouse’s life, if the Joint Life version of the rider was elected, and you take the first withdrawal when both you and your spouse are at least age 59 1⁄2). Therefore, you will be guaranteed income for life.
•	The Withdrawal Rate used to calculate your Annual Benefit Payment varies depending on: (a) whether you have elected the Single Life or Joint Life version of LWG II, and (b) your age (or, for the Joint Life version, the age of the younger spouse) when you take your first withdrawal (see “Annual Benefit Payment” above).
•	If you have elected the LWG II, you should carefully consider when to begin taking withdrawals. If you begin taking withdrawals too soon, you may limit the value of the LWG II. For example, we no longer increase your Total Guaranteed Withdrawal Amount by the 6% Compounding Income Amount once you make your first withdrawal. However, if you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.
•	You have the option of receiving withdrawals under the LWG II rider or receiving payments under an annuity income option. You should consult with your financial representative when deciding how to receive income under this contract. In making this decision, you should consider many factors, including the relative amount of current income provided by the two options, the potential ability to receive higher future payments through potential increases to the value of the LWG II (as described below), your potential need to make additional withdrawals in the future, and the relative values to you of the death benefits available prior to and after annuitization. (See “Lifetime Withdrawal Guarantee and Annuitization” below.)
Managing Your Withdrawals. It is important that you carefully manage your annual withdrawals. To retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. In other words, you should not take Excess Withdrawals. We do not include withdrawal charges for the purpose of calculating whether you have taken an Excess Withdrawal. If you do take an Excess Withdrawal, we will recalculate the Total
Guaranteed Withdrawal Amount and reduce the Annual Benefit Payment to the new Total Guaranteed Withdrawal Amount multiplied by the Withdrawal Rate (see “Annual Benefit Payment” above for how the Withdrawal Rate is determined).
In addition, as noted above, if you take an Excess Withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Value. These reductions in the Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount may be significant. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Value to decline to zero. An Excess Withdrawal that reduces the Account Value to zero will terminate the contract.
If you take an Excess Withdrawal in a Contract Year, you may be able to reduce the impact of the Excess Withdrawal on your Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount by making two separate withdrawals (on different days) instead of a single withdrawal. The first withdrawal should be equal to your Annual Benefit Payment (or remaining Annual Benefit Payment if withdrawals have already occurred in the Contract Year); this withdrawal will not reduce your Total Guaranteed Withdrawal Amount (and Annual Benefit Payment) and it will reduce your Remaining Guaranteed Withdrawal Amount dollar-for-dollar by the amount of the withdrawal. The second withdrawal (on a subsequent day) should be for the amount in excess of the Annual Benefit Payment (or remaining Annual Benefit Payment); this withdrawal will reduce your Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Value. For an example of taking multiple withdrawals in this situation, see Appendix E, “A. Lifetime Withdrawal Guarantee II – 2. When Withdrawals Do Exceed the Annual Benefit Payment.”
You can always take Non-Excess Withdrawals. However, if you choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining
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Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount (because you elected the Single Life version of LWG II and took your first withdrawal before the Contract Year in which the Owner (or oldest Joint Owner, or Annuitant if the Owner is a non-natural person) will attain age 76), you cannot withdraw 3% of the Total Guaranteed Withdrawal Amount in one year and then withdraw 7% of the Total Guaranteed Withdrawal Amount the next year without making an Excess Withdrawal in the second year.
Required Minimum Distributions. For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (age 70 1⁄2, if you were born on or before June 30, 1949). These required distributions may be larger than your Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution Program and elect annual withdrawals, after the first Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount will be treated as Excess Withdrawals if they exceed your Annual Benefit Payment. You must be enrolled only in the Automated Required Minimum Distribution Program to qualify for this increase in the Annual Benefit Payment. You may not be enrolled in any other systematic withdrawal program. The frequency of your withdrawals must be annual. The Automated Required Minimum Distribution Program is based on information relating to this contract only. To enroll in the Automated Required Minimum Distribution Program, please contact our Annuity Service Center.
Investment Allocation Restrictions. If you elect the LWG II rider, there are certain investment allocation restrictions. For a detailed description of the LWG II investment allocation restrictions, see “Purchase — Investment Allocation Restrictions for Certain Riders.” If you elect the LWG II, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination investment portfolios are selected in accordance with the investment allocation restrictions.
Joint Life Version. A Joint Life version of the LWG II rider is available for a charge of 1.50% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.80%). Like the Single Life version of the LWG II rider, the Joint Life version must be elected at the time you purchase the contract, and the Owner (or oldest Joint Owner) must be age 85 or younger. Under the Joint Life version, when the Owner of the contract dies (or when the first Joint Owner dies), the LWG II rider will automatically remain in effect only if the spouse is the primary Beneficiary and elects to continue the contract under the spousal continuation provisions. (See “Death Benefit — Spousal Continuation.”) This means that if you purchase the Joint Life version and subsequently get divorced, your former spouse will not be eligible to receive payments under the LWG II rider. Furthermore, changing the primary Beneficiary under the contract terminates the LWG II rider. In order for you and your spouse to receive lifetime income, both you and your spouse must be at least age 59 1⁄2 at the time of the first withdrawal.
The Withdrawal Rate for the Joint Life version of LWG II may differ from the Withdrawal Rate for the Single Life version (see “Annual Benefit Payment” above). In addition, for contracts issued prior to December 14, 2009, the age at which the 6% Compounding Income Amount may begin to be applied to the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount is different for the Single Life and Joint Life versions of LWG II (see “6% Compounding Income Amount” below).
In situations in which a trust is both the Owner and Beneficiary of the contract, the Joint Life version of the LWG II would not apply.
For contracts issued on or before February 23, 2009, the current charge for the Joint Life version is 0.85% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.50%). (See “Automatic Annual Step-Up” above.)
Cancellation and Guaranteed Principal Adjustment. You may elect to cancel the LWG II rider on the contract anniversary every five Contract Years for the first 15 Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the applicable contract anniversary in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center). The cancellation will take effect upon our receipt of your request. If cancelled, the LWG II rider will terminate, we will no longer deduct the LWG II rider charge, and the investment allocation restrictions described in “Purchase — Investment Allocation Restrictions for
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Certain Riders” will no longer apply. The variable annuity contract, however, will continue.
If you cancel the LWG II rider on the fifteenth contract anniversary or any contract anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Account Value. The Guaranteed Principal Adjustment is intended to restore your initial investment in the contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) - (b) where:
(a)    is Purchase Payments credited within 120 days of the date that we issued the contract, reduced proportionately by the percentage reduction in Account Value attributable to any partial withdrawals taken (including any applicable withdrawal charges) and
(b)    is the Account Value on the date of cancellation.
The Guaranteed Principal Adjustment will be added to each applicable investment portfolio in the ratio the portion of the Account Value in such investment portfolio bears to the total Account Value in all investment portfolios. The Guaranteed Principal Adjustment will never be less than zero.
Only Purchase Payments made during the first 120 days that you hold the contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract Owners who anticipate making Purchase Payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase Payments made after 120 days are added to your Account Value and impact whether or not a benefit is due. Therefore, the LWG II may not be appropriate for you if you intend to make additional Purchase Payments after the 120-day period and are purchasing the LWG II for its Guaranteed Principal Adjustment feature.
Termination of the Lifetime Withdrawal Guarantee II Rider. The Lifetime Withdrawal Guarantee II rider will terminate upon the earliest of:
(1)    the date of a full withdrawal of the Account Value (a pro rata portion of the rider charge will be assessed; you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the rider have been met);
(2)    the date all of the Account Value is applied to an Annuity Option (a pro rata portion of the rider charge will be assessed);
(3)    the date there are insufficient funds to deduct the Lifetime Withdrawal Guarantee rider charge from the Account Value and your contract is thereby terminated (whatever Account Value is available will be applied to pay the rider charge and you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of the rider have been met; however, you will have no other benefits under the contract);
(4)    death of the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person), except where the contract is issued under the Joint Life version of the Lifetime Withdrawal Guarantee, the primary Beneficiary is the spouse, and the spouse elects to continue the contract under the spousal continuation provisions of the contract;
(5)    change of the Owner or Joint Owner (or, for the Joint Life version, the primary Beneficiary) for any reason (a pro rata portion of the rider charge will be assessed), subject to our administrative procedures;
(6)    the effective date of the cancellation of the rider;
(7)    termination of the contract to which the rider is attached (a pro rata portion of the rider charge will be assessed, except for a termination due to death); or
(8)    the date you assign your contract (a pro rata portion of the rider charge will be assessed).
Under our current administrative procedures, we will waive the termination of the LWG II rider if you assign the contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or Purchase Payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.
Once the rider is terminated, the LWG II rider charge will no longer be deducted and the LWG II investment allocation restrictions will no longer apply.
Additional Information. The LWG II rider may affect the death benefit available under your contract. If the Owner or Joint Owner should die while the LWG II rider is in effect, an alternate death benefit amount will be calculated under the LWG II rider that can be taken in a lump sum. The LWG II death benefit amount that may be taken as a lump sum will be equal to total Purchase
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Payments less any partial withdrawals (deducted on a dollar-for-dollar basis). If this death benefit amount is greater than the death benefit provided by your contract, and if you made no Excess Withdrawals, then this death benefit amount will be paid instead of the death benefit provided by the contract. All other provisions of your contract’s death benefit will apply.
Alternatively, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The Beneficiary’s withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 or if required by applicable tax law (see below). This death benefit will be paid instead of the applicable contractual death benefit or the additional death benefit amount calculated under the LWG II as described above. Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary’s estate unless we have agreed to another payee in writing. If the contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the Owner (or the Annuitant, if the Owner is not a natural person) of a Non-Qualified Contract dies prior to the “annuity starting date” (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.
We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the LWG II rider because (1) you make a total withdrawal of your Account Value; (2) your Account Value is insufficient to pay the LWG II rider charge; or (3) the contract Owner dies, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the contract, you may not make additional Purchase Payments under the contract.
Lifetime Withdrawal Guarantee and Annuitization. Since the Annuity Date at the time you purchase the contract is the later of age 90 of the Annuitant or 10 years from contract issue, you must make an election if you would like to extend your Annuity Date to the latest date permitted (subject to restrictions that may apply in New York State, restrictions imposed by your selling firm, and our current established administrative procedures). If you elect to extend your Annuity Date to the latest date permitted, and that date is reached, your contract must be annuitized (see “Annuity Payments (The Income Phase)”), or you must make a complete withdrawal of your Account Value. Annuitization may provide higher income amounts than the payments under the LWG II rider, depending on the applicable annuity option rates and your Account Value on the Annuity Date.
If you annuitize at the latest date permitted, you must elect one of the following options:
(1)    Annuitize the Account Value under the contract’s annuity provisions.
(2)    If you took withdrawals before age 59 1⁄2, and therefore you are not eligible for lifetime withdrawals under the LWG II rider, elect to receive the Annual Benefit Payment paid each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero.
(3)    If you are eligible for lifetime withdrawals under the LWG II rider, elect to receive the Annual Benefit Payment paid each year until your death (or the later of you and your spousal Beneficiary’s death for the Joint Life version). If you (or you and your spousal Beneficiary for the Joint Life version) die before the Remaining Guaranteed Withdrawal Amount is depleted, your Beneficiaries will continue to receive payments equal to the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero.
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If you do not select an Annuity Option or elect to receive payments under the LWG II rider, we will annuitize your contract under the Life Annuity with 10 Years of Annuity Payments Guaranteed Annuity Option. However, if we do, we will adjust your Annuity Payment or the Annuity Option, if necessary, so your aggregate Annuity Payments will not be less than what you would have received under the LWG II rider.
Description of the Lifetime Withdrawal Guarantee I
The Lifetime Withdrawal Guarantee I rider is no longer available for sale. The Lifetime Withdrawal Guarantee I rider is identical to the Lifetime Withdrawal Guarantee II, with the exceptions described below.
Total Guaranteed Withdrawal Amount. The maximum Total Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantee I rider is $5,000,000. If you elect the Lifetime Withdrawal Guarantee I rider and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Value after the withdrawal (if lower). On the other hand, if you elect the LWG II rider and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Value.
Remaining Guaranteed Withdrawal Amount. The maximum Remaining Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantee I rider is $5,000,000. If you elect the Lifetime Withdrawal Guarantee I rider and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal regardless of whether it is an Excess or Non-Excess withdrawal. However, if the withdrawal is an Excess Withdrawal, then we will additionally reduce the Remaining Guaranteed Withdrawal Amount to equal the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Account Value after the withdrawal (if lower). On the other hand, if you elect the LWG II rider and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal for withdrawals that are Non-Excess Withdrawals and for Excess Withdrawals, we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Value.
Compounding Income Amount. If you elect the Lifetime Withdrawal Guarantee I rider, on each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or (b) the tenth contract anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase. We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase.
Annual Benefit Payment. Under the Lifetime Withdrawal Guarantee I, the Annual Benefit Payment is set equal to the Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate. By contrast, the Withdrawal Rate under the Lifetime Withdrawal Guarantee II varies depending on whether the Single Life or Joint Life version is elected and the age at which the first withdrawal is made. (See “Description of the Lifetime Withdrawal Guarantee II — Annual Benefit Payment” above.)
Automatic Annual Step-Up. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee I rider, we may increase the Lifetime Withdrawal Guarantee I rider charge to the charge applicable to current contract purchases of the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount. If your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.80% of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.05% of the Total Guaranteed Withdrawal Amount applicable after the contract anniversary on which the Automatic Annual Step-Up occurs. Automatic Annual Step-Ups may occur on each contract anniversary prior to the Owner’s 86th birthday.
Rider Charge. The charge for the Lifetime Withdrawal Guarantee I rider is 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see “Expenses — Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit — Rider Charge”).
Age and Other Purchase Requirements. You could only elect the Single Life version of the Lifetime Withdrawal Guarantee I rider if the Owner or oldest Joint Owner (or the Annuitant, if the Owner is a non-natural person) was at least 60 years old on the date the contract was issued. You could only elect the Joint Life version of
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the Lifetime Withdrawal Guarantee I rider if: (1) the contract was owned by Joint Owners who are spouses and (2) both Joint Owners were at least 63 years old on the date the contract was issued. Because of the requirement that the contract be owned by Joint Owners, the Joint Life version of the Lifetime Withdrawal Guarantee I rider could only be purchased with Non-Qualified Contracts.
Termination. Termination provision (8) under “Termination of the Lifetime Withdrawal Guarantee II Rider” does not apply to the Lifetime Withdrawal Guarantee I rider.
Investment Allocation Restrictions. If you elect the Lifetime Withdrawal Guarantee I rider, you are limited to allocating your Purchase Payments and Account Value among the following Investment Portfolios:
(a)	the AB Global Dynamic Allocation Portfolio
(b)	the American Funds® Balanced Allocation Portfolio
(c)	the American Funds® Growth Allocation Portfolio
(d)	the American Funds® Moderate Allocation Portfolio
(e)	the AQR Global Risk Balanced Portfolio
(f)	the BlackRock Global Tactical Strategies Portfolio
(g)	the BlackRock Ultra-Short Term Bond Portfolio
(h)	the Brighthouse Asset Allocation 20 Portfolio
(i)	the Brighthouse Asset Allocation 40 Portfolio
(j)	the Brighthouse Asset Allocation 60 Portfolio
(k)	the Brighthouse Asset Allocation 80 Portfolio
(l)	the Brighthouse Balanced Plus Portfolio
(m)	the Invesco Balanced-Risk Allocation Portfolio
(n)	the JPMorgan Global Active Allocation Portfolio
(o)	the MetLife Aggregate Bond Index Portfolio
(p)	the MetLife Multi-Index Targeted Risk Portfolio
(q)	the PanAgora Global Diversified Risk Portfolio
(r)	the Schroders Global Multi-Asset Portfolio
(s)	the SSGA Growth and Income ETF Portfolio
(t)	the SSGA Growth ETF Portfolio
(u)	the Western Asset Management Government Income Portfolio
You may also elect to participate in the DCA or EDCA programs, provided that your destination Investment Portfolios are one or more of the above listed Investment Portfolios.
Description of the Enhanced Guaranteed Withdrawal Benefit
Benefit Base. The Guaranteed Withdrawal Amount is the maximum total amount of money that you are guaranteed to receive over time under the Enhanced GWB rider. At issue, the Guaranteed Withdrawal Amount and the Benefit Base are both equal to your initial Purchase Payment plus the GWB Bonus Amount. At any subsequent point in time, the Benefit Base is the remaining amount of money that you are guaranteed to receive through withdrawals under the Enhanced GWB rider. Your Benefit Base will change with each Purchase Payment, or as the result of an Optional Reset. Also, each withdrawal will reduce your Benefit Base. If negative investment performance reduces your Account Value below the Benefit Base, you are still guaranteed to be able to withdraw the entire amount of your Benefit Base.
The Benefit Base is equal to:
•	Your initial Purchase Payment, increased by the 5% GWB Bonus Amount;
•	Increased by each subsequent Purchase Payment, and by the 5% GWB Bonus Amount;
•	Reduced dollar for dollar by Benefits Paid, which are withdrawals (including any applicable withdrawal charge) and amounts applied to an Annuity Option (currently, you may not apply amounts less than your entire Account Value to an Annuity Option); and
•	If a Benefit Paid from your contract is not payable to the contract Owner or the contract Owner’s bank account (or to the Annuitant or the Annuitant’s bank account, if the Owner is a non-natural person), or results in cumulative Benefits Paid for the current Contract Year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the Account Value, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your Account Value after the decrease for the Benefits Paid. The Benefit Base will also be reset as a result of an Optional Reset as described below.
(See section D of Appendix E for examples of how withdrawals affect the Benefit Base.)
Annual Benefit Payment. The Annual Benefit Payment is the maximum amount of your Benefit Base you may withdraw each Contract Year without adversely impacting the amount guaranteed to be available to you through withdrawals over time. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB
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Withdrawal Rate (7%). The Annual Benefit Payment is reset after each subsequent Purchase Payment to the greater of: (1) the Annual Benefit Payment before the subsequent Purchase Payment, and (2) the GWB Withdrawal Rate multiplied by the Benefit Base after the subsequent Purchase Payment. The Annual Benefit Payment will also be reset as a result of an Optional Reset as described below. You can continue to receive annual withdrawals in an amount equal to or less than your Annual Benefit Payment until your Benefit Base is depleted.
Managing Your Withdrawals. It is important that you carefully manage your annual withdrawals. To retain the guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. We refer to withdrawals during a Contract Year that exceed the Annual Benefit Payment as Excess Withdrawals. We do not include withdrawal charges for the purpose of calculating whether you have taken an Excess Withdrawal. You should not take Excess Withdrawals. If you do take an Excess Withdrawal, or if a withdrawal is not payable to the contract Owner or the contract Owner’s bank account (or to the Annuitant or the Annuitant’s bank account, if the Owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. This reduction may be significant. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your Account Value after the decrease for the withdrawal (including any applicable withdrawal charge) multiplied by the GWB Withdrawal Rate. Because the GWB rider charge is assessed as a percentage of the Guaranteed Withdrawal Amount, any decrease of the Annual Benefit Payment caused by an Excess Withdrawal results in an increase in the cost of the rider relative to the benefits you will receive.
(See sections E and F of Appendix E for examples of how withdrawals and subsequent Purchase Payments affect the Annual Benefit Payment.)
You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only a part of, or none of, your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Benefit Base and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 7% of your Benefit Base and you withdraw only 4% one year, you cannot then withdraw 10% the next year without exceeding your Annual Benefit Payment.
Required Minimum Distributions. For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (age 70 1⁄2, if you were born on or before June 30, 1949). These required distributions may be larger than your Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution Program and elect annual withdrawals, after the first Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount will be treated as Excess Withdrawals if they exceed your Annual Benefit Payment. You must be enrolled only in the Automated Required Minimum Distribution Program to qualify for this increase in the Annual Benefit Payment. You may not be enrolled in any other systematic withdrawal program. The frequency of your withdrawals must be annual. The Automated Required Minimum Distribution Program is based on information relating to this contract only. To enroll in the Automated Required Minimum Distribution Program, please contact our Annuity Service Center.
Guaranteed Withdrawal Amount. We assess the GWB rider charge as a percentage of the Guaranteed Withdrawal Amount, which is initially set at an amount equal to your initial Purchase Payment plus the GWB Bonus Amount. The Guaranteed Withdrawal Amount may increase with subsequent Purchase Payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of: (1) the Guaranteed Withdrawal Amount before the Purchase Payment and (2) the Benefit Base after the Purchase Payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will also be reset as a result of an Optional Reset as described below. If your Guaranteed Withdrawal Amount increases, the amount of the GWB rider charge we deduct will increase because the rider charge is a percentage of your Guaranteed Withdrawal Amount.
Optional Reset. At any contract anniversary prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the contract is owned by a non-natural person), you may elect an Optional Reset. The purpose of an Optional Reset is to “lock-in” a higher Benefit Base, which may increase the amount of the Annual Benefit
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Payment and lengthen the period of time over which these withdrawals can be taken. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit.
An Optional Reset will:
•	Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the Account Value on the date of the reset;
•	Reset your Annual Benefit Payment equal to the Account Value on the date of the reset multiplied by the GWB Withdrawal Rate (7%); and
•	Reset the Enhanced GWB rider charge equal to the then current level we would charge for the same rider at the time of the reset, up to the maximum charge of 1.00% (0.95% for contracts issued before July 16, 2007).
You may elect either a one-time Optional Reset or Automatic Annual Resets. A one-time Optional Reset is permitted only if: (1) your Account Value is larger than the Benefit Base immediately before the reset, and (2) the reset occurs prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the contract is owned by a non-natural person).
We must receive your request for a one-time Optional Reset in accordance with our administrative procedures (currently we require you to submit your request in writing to our Annuity Service Center) before the applicable contract anniversary. The Optional Reset will take effect on the next contract anniversary following our receipt of your written request.
If you elect Automatic Annual Resets, a reset will occur automatically on any contract anniversary if: (1) your Account Value is larger than the Guaranteed Withdrawal Amount immediately before the reset, and (2) the contract anniversary is prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the contract is owned by a non-natural person). The same conditions will apply to each Automatic Annual Reset.
In the event that the charge applicable to contract purchases at the time of the Automatic Annual Reset is higher than your current Enhanced GWB rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable contract anniversary and inform you that you may choose to decline the Automatic Annual Reset. You may discontinue Automatic Annual Resets by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), prior to the contract anniversary on which a reset may otherwise occur.
If you discontinue the Automatic Annual Resets, no reset will occur automatically on any subsequent contract anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Resets, the Enhanced GWB rider (and the rider charge) will continue, and you may choose to elect a one-time Optional Reset or reinstate Automatic Annual Resets.)
It is possible to elect a one-time Optional Reset when the Account Value is larger than the Benefit Base but smaller than the Guaranteed Withdrawal Amount. (By contrast, an Automatic Annual Reset will never occur if the the Account Value is smaller than the Guaranteed Withdrawal Amount.) If you elect a one-time Optional Reset when the Account Value before the reset was less than the Guaranteed Withdrawal Amount, you would lock in a higher Benefit Base, which would increase the total amount you are guaranteed to receive through withdrawals under the Enhanced GWB rider, and extend the period of time over which you could make those withdrawals. However, you would also decrease the Annual Benefit Payment and the Guaranteed Withdrawal Amount. You should consider electing a one-time Optional Reset when your Account Value is smaller than the Guaranteed Withdrawal Amount only if you are willing to accept the decrease in the Annual Benefit Payment and Guaranteed Withdrawal Amount in return for locking in the higher Benefit Base. Otherwise, you should only elect a one-time Optional Reset when your Account Value is larger than the Guaranteed Withdrawal Amount.
Any benefit of a one-time Optional Reset or Automatic Annual Reset also depends on the current Enhanced GWB rider charge. If the current charge in effect at the time of the reset is higher than the charge you are paying, it may not be beneficial to elect a reset because we will begin applying the higher current charge at the time of the reset (even if a one-time Optional Reset results in a decrease of your Annual Benefit Payment and/or your Guaranteed Withdrawal Amount).
For contracts issued prior to July 16, 2007, you may elect an Optional Reset beginning with the third contract anniversary (as long as it is prior to the Owner’s 86th birthday) and at any subsequent contract anniversary prior to the Owner’s 86th birthday, as long as it has been at least three years since the last Optional Reset. Automatic Annual Resets are not available.
Cancellation of the Enhanced GWB Rider. You may elect to cancel the Enhanced GWB rider in accordance with our Administrative Procedures (currently we require you to submit your cancellation request in writing to our Annuity Service Center) during the 90-day period following your
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fifth contract anniversary. Such cancellation will take effect upon our receipt of your request. If cancelled, the Enhanced GWB rider will terminate and we will no longer deduct the Enhanced GWB rider charge. The variable annuity contract, however, will continue. If you cancel the Enhanced GWB rider, you may not re-elect it.
Termination of the Enhanced GWB Rider. The Enhanced GWB rider will terminate upon the earliest of:
(1)    the date you make a full withdrawal of your Account Value;
(2)    the date you apply all of your Account Value to an Annuity Option;
(3)    the date there are insufficient funds to deduct the Enhanced GWB rider charge from your Account Value (whatever Account Value is available will be applied to pay the annual Enhanced GWB rider charge);
(4)    the date we receive due proof of the Owner's death and a Beneficiary claim form, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the contract and the spouse is less than 85 years old, or the Annuitant dies if the Owner is a non-natural person; note: (a) if the spouse elects to continue the contract (so long as the spouse is less than 85 years old and the Enhanced GWB rider is in effect at the time of continuation), all terms and conditions of the Enhanced GWB rider will apply to the surviving spouse; and (b) we will not terminate the rider until we receive both due proof of the Owner's death and a Beneficiary claim form (from certain Beneficiaries, such as a trust, we may require additional information, such as the trust document), which means we will continue to deduct the Enhanced GWB rider charge until we receive this information;
(5)    a change of the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) for any reason (currently we follow our administrative procedures regarding termination for a change of Owner or Joint Owner or Annuitant, if a non-natural person owns the contract);
(6)    the effective date of the cancellation of the rider; or
(7)    the termination of your contract.
Additional Information. If you take a full withdrawal of your Account Value and the withdrawal does not exceed the Annual Benefit Payment, or your Account Value is reduced to zero because you do not have a sufficient Account Value to pay the GWB rider charge and your Benefit Base after the withdrawal is greater than zero, we will commence making payments to the Owner or Joint Owner (or to the Annuitant if the Owner is a non-natural person) on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 or if required by applicable tax law (see below). The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code. If you or the Joint Owner (or the Annuitant if the Owner is a non-natural person) of a Non-Qualified Contract should die while these payments are being made, your Beneficiary will receive these payments. No other death benefit will be paid.
If the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) of a Non-Qualified Contract should die while the Enhanced GWB rider is in effect, your Beneficiary may elect to receive the Benefit Base as a death benefit in lieu of any other contractual death benefits. Otherwise, the provisions of those death benefits will determine the amount of the death benefit and no benefit will be payable under the Enhanced GWB rider.
If the Beneficiary elects the Benefit Base as a death benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary's estate unless we have agreed to another payee in writing. If the contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the Owner (or the Annuitant, if the Owner is not a natural person) dies prior to the “annuity starting date” (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.
If the Contract is a Qualified Contract, the tax rules that apply upon your death are similar, but differ in some
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material respects, from the tax rules for Non-Qualified Contracts. (See “Federal Income Tax Status.”)
We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other Qualified Contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the Enhanced GWB rider because (1) you make a total withdrawal of your Account Value; (2) your Account Value is insufficient to pay the GWB rider charge; or (3) the contract Owner or Joint Owner (or the Annuitant, if the Owner is a non-natural person) dies, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the contract and the spouse is less than 85 years old, you may not make additional Purchase Payments under the contract.
Enhanced GWB and Annuitization. Since the Annuity Date at the time you purchase the contract is the later of age 90 of the Annuitant or 10 years from contract issue, you must make an election if you would like to extend your Annuity Date to the latest date permitted (subject to restrictions that may apply in New York State, restrictions imposed by your selling firm, and our current established administrative procedures). If you elect to extend your Annuity Date to the latest date permitted, and that date is reached, your contract must be annuitized (see “Annuity Payments (The Income Phase)”), or you must make a complete withdrawal of your Account Value.
If you annuitize at the latest date permitted, you must elect one of the following options:
(1)    Annuitize the Account Value under the contract’s annuity provisions.
(2)    Elect to receive the Annual Benefit Payment under the Enhanced GWB rider paid each year until the Benefit Base is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Benefit Base to zero.
If you do not select an Annuity Option or elect to receive payments under the Enhanced GWB rider, we will annuitize your contract under the Life Annuity with 10 Years of Annuity Payments Guaranteed Annuity Option. However, if we do, we will adjust your Annuity Payment or the Annuity Option, if necessary, so your aggregate Annuity Payments will not be less than what you would have received under the Enhanced GWB rider.
Description of the Guaranteed Withdrawal Benefit I
The GWB I rider is the same as the Enhanced GWB rider described above with the following differences: (1) there is no favorable treatment of required minimum distributions; (2) the GWB I rider charge continues even if your Benefit Base equals zero; (3) you may only elect the Optional Reset once every five Contract Years, as described below; (4) the GWB I rider charge is 0.50% and the maximum GWB I rider charge upon an Optional Reset is 0.95%; (5) you do not have the ability to cancel the rider following your fifth contract anniversary; and (6) we include withdrawal charges for purposes of determining whether your withdrawals have exceeded your Annual Benefit Payment.
Optional Reset. Starting with the fifth contract anniversary (as long as it is prior to the Owner’s 86th birthday), you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount. We must receive your request in writing within a 30-day period prior to that contract anniversary. You may elect an Optional Reset at any subsequent contract anniversary as long as it has been at least five years since the last Optional Reset and it is prior to the Owner’s 86th birthday.
Guaranteed Minimum Accumulation Benefit
The Guaranteed Minimum Accumulation Benefit (GMAB) rider is no longer available for sale.
The GMAB guarantees that your Account Value will not be less than a minimum amount at the end of a specified number of years (the “Rider Maturity Date”). If your Account Value is less than the minimum guaranteed amount at the Rider Maturity Date, we will apply an additional amount to increase your Account Value so that it is equal to the guaranteed amount.
If you elected the GMAB rider, we required you to allocate your Purchase Payments and all of your Account Value to one of three Investment Portfolios (see the “Original Investment Portfolios” in the table below). You may also allocate purchase payments to the EDCA program, provided that your destination portfolio is the available Brighthouse Asset Allocation Program portfolio that you have chosen. No transfers are permitted while this rider is in effect. The Investment Portfolio that you chose at the time you elected the GMAB determines the percentage of Purchase Payments that equals the guaranteed amount. The original Investment Portfolios available at the time you chose the GMAB rider, the percentage of Purchase
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Payments that determined the guaranteed amount, and the number of years to the Rider Maturity Date for each, are:
Original Investment Portfolio	Guaranteed Amount (% of Purchase Payments)	Years to Rider Maturity Date
MetLife Defensive Strategy Portfolio(1)	130%	10 years
MetLife Moderate Strategy Portfolio(2)	120%	10 years
MetLife Balanced Strategy Portfolio(3)	110%	10 years

(1)    Effective as of April 28, 2014, the MetLife Defensive Strategy Portfolio of Brighthouse Funds Trust I merged into the Brighthouse Asset Allocation 40 Portfolio of Brighthouse Funds Trust II.
(2)    Effective as of April 28, 2014, the MetLife Moderate Strategy Portfolio of Brighthouse Funds Trust I merged into the Brighthouse Asset Allocation 40 Portfolio of Brighthouse Funds Trust II.
(3)    Effective as of April 28, 2014, the MetLife Balanced Strategy Portfolio of Brighthouse Funds Trust I merged into the Brighthouse Asset Allocation 60 Portfolio of Brighthouse Funds Trust II.
The Investment Portfolio mergers that occurred on April 28, 2014 did not affect the Guaranteed Amount under the GMAB.
Within a 90 day period after April 28, 2014, contract owners who originally elected the MetLife Moderate Strategy Portfolio of Brighthouse Funds Trust I were permitted to make a one-time transfer of their entire Account Value from the Brighthouse Asset Allocation 40 Portfolio of Brighthouse Funds Trust II to the American Funds® Moderate Allocation Portfolio of Brighthouse Funds Trust I.
For more information about the Investment Portfolios, please see the prospectuses for the Investment Portfolios and the “Investment Portfolio Fees and Expenses” section and Appendix B of this prospectus.
This benefit is intended to protect you against poor investment performance during the Accumulation Phase of your contract. You may not have this benefit and a GMIB or GWB rider in effect at the same time.
Benefit Description. The GMAB rider guarantees that at the Rider Maturity Date, your Account Value will at least be equal to a percentage of the Purchase Payments you made during the first 120 days that you held the contract (the “GMAB Eligibility Period”), less reductions for any withdrawals (and related withdrawal charges) that you made at any time before the Rider Maturity Date. The percentage of Purchase Payments made that determines the guaranteed amount range from 110% to 130%, depending on the Investment Portfolio you selected. This guaranteed amount is the “Guaranteed Accumulation Amount.” The Guaranteed Accumulation Amount is used only to determine the amount of any benefit payable under the GMAB feature and the amount of the annual charge for the GMAB. There is a maximum Guaranteed Accumulation Amount for your contract that is shown on your contract schedule page (currently $5 million). Purchase Payments made after this maximum Guaranteed Accumulation Amount is reached will not increase the Guaranteed Accumulation Amount above the maximum. However, if you make a withdrawal of Account Value during the GMAB Eligibility Period that reduces the Guaranteed Accumulation Amount below the maximum, then Purchase Payments you make after the withdrawal, and during the GMAB Eligibility Period, will increase the Guaranteed Accumulation Amount until it reaches the maximum. Only Purchase Payments made during the first 120 days that you hold the contract are taken into consideration in determining the Guaranteed Accumulation Amount. If you anticipate making Purchase Payments after 120 days, you should understand that such payments will not increase the Guaranteed Accumulation Amount. Purchase Payments made after 120 days are added to your Account Value and impact whether or not a benefit is due under the GMAB feature at the Rider Maturity Date.
On your contract's issue date, the Guaranteed Accumulation Amount is equal to a percentage of your initial Purchase Payment. Subsequent Purchase Payments made during the GMAB Eligibility Period increase the Guaranteed Accumulation Amount by the percentage amount of the Purchase Payment (subject to the limit described above) depending on which Investment Portfolio you selected at the time you elected the GMAB. When you make a withdrawal from the contract, the Guaranteed Accumulation Amount is reduced in the same proportion that the amount of the withdrawal (including any related withdrawal charge) bears to the total Account Value.
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Example:
Assume your Account Value is $100,000 and your Guaranteed Accumulation Amount is $120,000, prior to making a $10,000 withdrawal from the contract. The withdrawal amount is 10% of the Account Value. Therefore, after the withdrawal, your Account Value would be $90,000 and your Guaranteed Accumulation Amount would be $108,000 (90% of $120,000).
The Guaranteed Accumulation Amount does not represent an amount of money available for withdrawal and is not used to calculate any benefits under the contract prior to the Rider Maturity Date.
At the Rider Maturity Date, after deduction of the annual charge for the GMAB rider, we will compare your contract's Account Value to its Guaranteed Accumulation Amount. If the Account Value is less than the Guaranteed Accumulation Amount, we will contribute to your Account Value the amount needed to make it equal the Guaranteed Accumulation Amount. (This added amount is the “Guaranteed Accumulation Payment.”) The Guaranteed Accumulation Payment is allocated entirely to the Investment Portfolio you have selected (no portion of the Guaranteed Accumulation Payment is allocated to the EDCA account).
If your Account Value is greater than or equal to the Guaranteed Accumulation Amount at the Rider Maturity Date, then no Guaranteed Accumulation Payment will be paid into your Account Value. The GMAB rider terminates at the Rider Maturity Date. We will not deduct the GMAB rider charge after that date, and the related investment requirements and restrictions will no longer apply.
If your Account Value is reduced to zero for any reason other than a full withdrawal of the Account Value or application of the entire Account Value to an Annuity Option, but your contract has a positive Guaranteed Accumulation Amount remaining, the contract and the GMAB rider will remain in force. No charge for the GMAB rider will be deducted or accrue while there is insufficient Account Value to cover the deductions for the charge. At the Rider Maturity Date, the Guaranteed Accumulation Payment will be paid into the Account Value.
Purchase Payments made after the 120 day GMAB Eligibility Period may have a significant impact on whether or not a Guaranteed Accumulation Payment is due at the Rider Maturity Date. Even if Purchase Payments made during the 120 day GMAB Eligibility Period lose significant value, if the Account Value, which includes all Purchase Payments, is equal to or greater than the Guaranteed
Accumulation Amount, which is a percentage of your Purchase Payments made during the 120 day period, then no Guaranteed Accumulation Payment is made. Therefore, the GMAB rider may not be appropriate for you if you intend to make additional Purchase Payments after the GMAB Eligibility Period.
Example:
Assume that you made one $10,000 Purchase Payment during the 120 day GMAB Eligibility Period and you selected the MetLife Balanced Strategy Portfolio (now merged into the Brighthouse Asset Allocation 60 Portfolio). Therefore, the Guaranteed Accumulation Amount is $11,000 (110% of your $10,000 Purchase Payment). Assume that at the Rider Maturity Date, your Account Value is $0. The Guaranteed Accumulation Payment is $11,000 ($11,000 - $0 = $11,000).
In contrast, assume that you made one $10,000 Purchase Payment during the 120 day GMAB Eligibility Period and you selected the MetLife Balanced Strategy Portfolio. Therefore, the Guaranteed Accumulation Amount is $11,000. Also assume that on the day before the Rider Maturity Date your Account Value is $0. Assume that you decide to make one Purchase Payment on the day before the Rider Maturity Date of $11,000. At the Rider Maturity Date, assume there has not been any positive or negative investment experience for the one day between your Purchase Payment and the Rider Maturity Date. Consequently, your Account Value is $11,000. We would not pay a Guaranteed Accumulation Payment because the Account Value of $11,000 is equal to the Guaranteed Accumulation Amount of $11,000 ($11,000 - $11,000 = $0).
Rider Termination. The GMAB rider will terminate at the earliest of: (1) the Rider Maturity Date; (2) the date you surrender the contract; (3) the date you cancel the GMAB rider, as described below; (4) the date you apply all of your Account Value to an Annuity Option; and (5) the date of death of the Owner or Joint Owner (or Annuitant if the Owner is a non-natural person), unless the Beneficiary is the spouse of the Owner and elects to continue the contract under the spousal continuation provisions of the contract.
Once the rider is terminated, the GMAB rider charge will no longer be deducted and the related investment requirements and limitations will no longer apply. If the rider is terminated before the Rider Maturity Date, the Guaranteed Accumulation Payment will not be paid.
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Cancellation. You have a one-time right to cancel this optional benefit to take effect on your fifth contract anniversary. We must receive your request in writing within the 90-day period after your fifth contract anniversary. Such cancellation will take effect upon our receipt of your request. Once you have cancelled the GMAB rider, you will no longer be eligible to receive the Guaranteed Accumulation Payment or be bound by the investment requirements and restrictions, and we will no longer deduct the charge for this rider.
GMAB and Decedent Contracts. If you are purchasing this contract with a nontaxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which you were the Beneficiary and you are “stretching” the distributions under the IRS required distribution rules, you may not purchase the GMAB rider. Upon your death, however, any remaining benefits may need to be accelerated to comply with IRS rules.
8.    PERFORMANCE
We periodically advertise subaccount performance relating to the Investment Portfolios. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account product charges (including certain death benefit rider charges) and the Investment Portfolio expenses. It does not reflect the deduction of any applicable account fee, withdrawal charge, or applicable optional rider charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the Separate Account product charges (including certain death benefit rider charges), account fee, withdrawal charges, applicable optional rider charges, and the Investment Portfolio expenses.
For periods starting prior to the date the contract was first offered, the performance will be based on the historical performance of the corresponding Investment Portfolios for the periods commencing from the date on which the particular Investment Portfolio was made available through the Separate Account.
In addition, the performance for the Investment Portfolios may be shown for the period commencing from the inception date of the Investment Portfolios. These figures should not be interpreted to reflect actual historical performance of the Separate Account.
We may, from time to time, include in our advertising and sales materials performance information for funds or investment accounts related to the Investment Portfolios and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.
We may advertise the living benefit and death benefit riders using illustrations showing how the benefit works with historical performance of specific Investment Portfolios or with a hypothetical rate of return (which rate will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the portfolio expenses of the underlying Investment Portfolios.
You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.
9.    DEATH BENEFIT
Upon Your Death
If you die during the Accumulation Phase, we will pay a death benefit to your Beneficiary (or Beneficiaries). If you die during the Income Phase (after you begin receiving Annuity Payments), there is no death benefit; however, depending on the Annuity Option you elect, any remaining guarantee (i.e., cash refund amount or guaranteed Annuity Payments) will be paid to your Beneficiary (or Beneficiaries) (see “Annuity Payments (The Income Phase)” for more information).
The Principal Protection is the standard death benefit for your contract. If you are age 79 or younger at the effective date of your contract, you may select the optional Annual Step-Up Death Benefit rider. For contracts issued prior to May 1, 2003, the Annual Step-Up is the standard death benefit for your contract.
The death benefits are described below. If you have already been issued a contract, please check your contract and riders for the specific provisions applicable to you.
The death benefit is determined as of the end of the Business Day on which we receive both due proof of death and an election for the payment method. Until the Beneficiary (or the first Beneficiary if there are multiple Beneficiaries) submits the necessary documentation in
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Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Investment Portfolios and is subject to investment risk.
Where there are multiple Beneficiaries, any guaranteed death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the guaranteed death benefit payable is an amount that exceeds the Account Value on the day it is determined, we will apply to the contract’s Account Value an amount equal to the difference between the death benefit payable and the Account Value, in accordance with the current allocation of the Account Value. The remaining death benefit amounts are held in the Investment Portfolios until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit and are subject to investment risk until we receive his/her necessary documentation.
If you have a Joint Owner, the death benefit will be paid when the first Owner dies. Upon the death of either Owner, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary, unless instructed otherwise.
If a non-natural person owns the contract, the Annuitant will be deemed to be the Owner in determining the death benefit. If there are Joint Owners, the age of the older Owner will be used to determine the death benefit amount.
If we are presented with notification of your death before any requested transaction is completed (including transactions under a dollar cost averaging program, the Automatic Rebalancing Program, the Systematic Withdrawal Program, or the Automated Required Minimum Distribution Program), we will cancel the request. As described above, the death benefit will be determined when we receive both due proof of death and an election for the payment method.
Standard Death Benefit — Principal Protection
The death benefit will be the greater of:
(1)    the Account Value; or
(2)    total Purchase Payments, reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable withdrawal charge).
If the Owner is a natural person and the Owner is changed to someone other than a spouse, the death benefit amount will be determined as defined above; however, subsection (2) will be changed to provide as follows: “the Account Value as of the effective date of the change of Owner, increased by Purchase Payments received after the date of the change of Owner, reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable withdrawal charge) made after such date.”
In the event that a Beneficiary who is the spouse of the Owner elects to continue the contract in his or her name after the Owner dies, the death benefit amount under the Principal Protection death benefit will be determined in accordance with (1) or (2) above.
(See Appendix F for examples of the Principal Protection death benefit rider.)
Optional Death Benefit — Annual Step-Up
You may select the Annual Step-Up death benefit rider if you are age 79 or younger at the effective date of yourcontract. If you select the Annual Step-Up death benefit rider, the death benefit will be the greatest of:
(1)    the Account Value; or
(2)    total Purchase Payments, reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable withdrawal charge); or
(3)    the highest anniversary value, as defined below.
On the date we issue your contract, the highest anniversary value is equal to your initial Purchase Payment. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to your 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the Account Value on the date of the recalculation.
If the Owner is a natural person and the Owner is changed to someone other than a spouse, the death benefit is equal to the greatest of (1), (2) or (3); however, for purposes of calculating (2) and (3) above:
•	Subsection (2) is changed to provide: “The Account Value as of the effective date of the change of Owner, increased by Purchase Payments received after the date of change of Owner, and reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable withdrawal charge) made after such date”; and
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•	For subsection (3), the highest anniversary value will be recalculated to equal your Account Value as of the effective date of the change of Owner. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to the Owner’s 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the Account Value on the date of the recalculation.
In the event that a Beneficiary who is the spouse of the Owner elects to continue the contract in his or her name after the Owner dies, the death benefit amount under the Annual Step-Up death benefit is equal to the greatest of (1), (2) or (3).
(See Appendix F for examples of the Annual Step-Up death benefit rider.)
General Death Benefit Provisions
As described above, the death benefit is determined as of the end of the Business Day on which we receive both due proof of death and an election for the payment method. Until a Beneficiary submits the necessary documentation in Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Investment Portfolios and is subject to investment risk. This risk is borne by the Beneficiary.
A Beneficiary must elect the death benefit to be paid under one of the payment options (unless the Owner has previously made the election). All options must comply with applicable federal income tax rules. The tax rules are complex and differ for Non-Qualified Contracts and Qualified Contracts. As a general matter, the entire death benefit must be paid within 5 years (or in some cases 10 years for Qualified Contracts) of the date of death unless the Beneficiary elects to have the death benefit payable under an Annuity Option. Generally, the payments under such an Annuity Option must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. For Non-Qualified Contracts, payment must begin within one year of the date of death. For Qualified Contracts, payment must begin no later than the end of the calendar year immediately following the year of death. However, if the Beneficiary under a Qualified Contract is the Annuitant's spouse, the tax law generally allows distributions to begin by the later of the year following the Annuitant’s death or the year in which the Annuitant would have reached age 72 (age 70 1⁄2, if the Annuitant was born on or before June 30, 1949).
We may also offer a payment option, subject to the requirements of tax law, for both Non-Qualified Contracts and certain Qualified Contracts, under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions that are taken as withdrawals from Individual Retirement Accounts. Such payment option may be limited to certain categories of beneficiaries. If this option is elected, we will issue a new contract to your Beneficiary in order to facilitate the distribution of payments. Your Beneficiary may choose any optional death benefit available under the new contract. Upon the death of your Beneficiary, the death benefit would be required to be distributed in accordance with applicable tax law requirements. In some cases, this will require that the proceeds be distributed more rapidly than the method of distribution in effect at the time of your Beneficiary's death. (See “Federal Income Tax Status.”) To the extent permitted under the tax law, and in accordance with our procedures, your designated Beneficiary is permitted under our procedures to make additional Purchase Payments consisting of monies which are direct transfers (as permitted under tax law) from other Qualified Contracts or Non-Qualified Contracts, depending on which type of contract you own, held in the name of the decedent. Any such additional Purchase Payments would be subject to applicable withdrawal charges. Your Beneficiary is also permitted to choose some of the optional benefits available under the contract, but certain contract provisions or programs may not be available.
If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days. Payment to the Beneficiary under an Annuity Option may only be elected during the 60-day period beginning with the date we receive due proof of death.
If the Owner or a Joint Owner, who is not the Annuitant, dies during the Income Phase, any remaining payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at the time of the Owner's death. Upon the death of the Owner or a Joint Owner during the Income Phase, the Beneficiary becomes the Owner.
Spousal Continuation
If the primary Beneficiary is the spouse of the Owner, upon the Owner's death, the Beneficiary may elect to continue the contract in his or her own name to the extent permitted
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by tax law. Upon such election, the Account Value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the Owner. Any excess of the death benefit amount over the Account Value will be allocated to each applicable Investment Portfolio and/or the Fixed Account in the ratio that the Account Value in the Investment Portfolio and/or the Fixed Account bears to the total Account Value. The terms and conditions of the contract that applied prior to the Owner’s death will continue to apply, with certain exceptions described in the contract.
For purposes of the death benefit on the continued contract, the death benefit is calculated in the same manner as it was prior to continuation except that all values used to calculate the death benefit, which may include a highest anniversary value (depending on whether you elected an optional death benefit), are reset on the date the spouse continues the contract.
Spousal continuation will not be allowed to the extent it would fail to satisfy minimum required distribution rules for qualified Contracts (see “Federal Income Tax Status”).
Death of the Annuitant
If the Annuitant, not an Owner or Joint Owner, dies during the Accumulation Phase, you automatically become the Annuitant. You can select a new Annuitant if you do not want to be the Annuitant (subject to our then-current underwriting standards). However, if the Owner is a non-natural person (for example, a corporation or a trust), then the death of the primary Annuitant will be treated as the death of the Owner, and a new Annuitant may not be named.
Upon the death of the Annuitant after Annuity Payments begin, the death benefit, if any, will be as provided for in the Annuity Option selected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death, but in all events in accordance with applicable tax law requirements.
Controlled Payout
You may elect to have the death benefit proceeds paid to your Beneficiary in the form of Annuity Payments for life or over a period of time that does not exceed your Beneficiary's life expectancy. This election must be in writing in Good Order. You may revoke the election only in writing in Good Order. Upon your death, the Beneficiary cannot revoke or modify your election. The Controlled Payout is only available to Non-Qualified Contracts.
10. FEDERAL INCOME TAX STATUS
Special Distribution Rules During 2020: Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution (“RMD”) for 2020. Additionally, any RMDs already taken in 2020 may be eligible for rollover and not be subject to the 20% mandatory withholding. For after-death RMDs, the five-year rule is applied without regard to calendar year 2020. For instance, if you had died in 2018, the five-year period would end in 2024 instead of 2023. The RMD rules are complex, so please consult with your tax adviser before waiving your 2020 RMD payment.
The legislation also contains provisions that would allow eligible individuals to receive certain 2020 distributions from IRAs and qualified plans free of the 10% additional tax on early distributions, or in the case of some qualified plans, free of plan restrictions on early distributions and the 20% withholding tax. You should consult your tax adviser to see if you may be eligible for these and other benefits (such as loan relief, if applicable) provided by the legislation.
Introduction
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Code and the provisions of the Code that govern the contract are complex and subject to change. The applicability of federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your contract. Nor does this discussion address other federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the contract. As a result, you should always consult a tax adviser for complete information and advice applicable to your individual situation.
We are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).
We do not expect to incur federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.
To the extent permitted under federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to
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taxes paid by certain of the Investment Portfolios to foreign jurisdictions.
For federal tax purposes, the term “spouse” refers to the person to whom you are lawfully married, regardless of sex. The term “spouse” generally will not include individuals who are in a registered domestic partnership or civil union not denominated as marriage under state or other applicable law.
Non-Qualified Contracts
This discussion assumes the contract is a “non-qualified” annuity contract for federal income tax purposes, that is, a Contract not held in a tax qualified plan. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (TSA), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” and 457(b) plans. Contracts owned through such plans are referred to below as “Qualified Contracts.”
Accumulation
Generally, an Owner of a Non-Qualified Contract is not taxed on increases in the value of the contract until there is a distribution from the contract, i.e. surrender, partial withdrawal, income payment, or commutation. This deferral of taxation on accumulated value in the contract is limited to contracts owned by or held for the benefit of “natural persons.” A contract will be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the contract as an agent for the exclusive benefit of a natural person.
In contrast, a contract owned by other than a “natural person,” such as a corporation, partnership, trust, or other entity (other than a trust holding the Contract as an agent for a natural person), will be taxed currently on the increase in accumulated value in the contract in the year earned. Note that in this regard, an employer which is the Owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees, or others, is considered a non-natural Owner and any annual increase in the Account Value will be subject to current income taxation.
Surrenders or Withdrawals – Early Distribution
If you take a withdrawal from your contract, or surrender your contract prior to the date you commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount you receive will generally be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your Purchase Payments (which are not subject to income tax). If the accumulated value is less than your Purchase Payments upon surrender of your contract, your ability to claim any unrecovered Purchase Payments on your federal income tax return as a miscellaneous itemized deduction is suspended under the 2017 Tax Cuts and Jobs Act effective for tax years beginning after December 31, 2017 and before January 1, 2026.
The portion of any withdrawal from an annuity contract that is subject to income tax will also be subject to a 10% federal income tax penalty for “early” distribution if such withdrawal is taken prior to you reaching age 59 1⁄2, unless an exception applies. Exceptions include distributions made:
(a)    on account of your death or disability,
(b)    as part of a series of substantially equal periodic payments made at least annually payable for your life (or life expectancy) or joint lives (or joint life expectancies) of you and your designated Beneficiary, or
(c)    under certain immediate income annuities.
If you receive systematic payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% federal income tax penalty with interest. Such modifications may include but are not limited to additional Purchase Payments to the contract (including tax-free transfers or rollovers) and additional withdrawals from the contract.
Amounts received as a partial withdrawal may be fully includible in taxable income to the extent of gain in the contract.
If your contract has been purchased with an Optional Two Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax Purchase Payment.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (IRS) may consider that contract charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the contract and we do not report these as taxable
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income. However, if this treatment changes in the future, the charge could also be subject to a 10% federal income tax penalty as an early distribution, as described above.
Guaranteed Withdrawal Benefits
If you have purchased the GWB I, Enhanced GWB or Lifetime Withdrawal Guarantee, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Value (prior to withdrawal charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to report such withdrawals using the Account Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GWB exceeds the Account Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Value goes to zero, and either the Benefit Base (for GWB I and Enhanced GWB) or the Remaining Guaranteed Withdrawal Amount (for Lifetime Withdrawal Guarantee) is paid out in fixed installments, or the Annual Benefit Payment (for Lifetime Withdrawal Guarantee) is paid for life, we will treat such payments as income Annuity Payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments. (See “Taxation of Payments in Annuity Form” below.)
We reserve the right to change our tax reporting practices where we determine that they are not in accordance with IRS guidance (whether formal or informal).
Aggregation
If you purchase two or more deferred annuity contracts after October 21, 1988, from us (or our predecessors or affiliates) during the same calendar year, the law requires that all such contracts must be treated as a single contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, you should consult a tax adviser if you are purchasing more than one annuity contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (see “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. An exchange in whole of an annuity contract for another annuity contract or for a qualified long-term care insurance policy will generally be a tax-free transaction under Section 1035 of the Code. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange – other than Annuity Payments made for life, joint lives, or for a term of 10 years or more. If a distribution is made from either contract within the 180-day period after the exchange or the exchange otherwise fails to satisfy other IRS prescriptions, the IRS reserves the right to characterize the exchange in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. For instance, such distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. Some of the ramifications of a partial exchange remain unclear. You should consult your tax adviser concerning potential tax consequences prior to any partial exchange or split of annuity contracts.
A transfer of ownership of the contract, or the designation of an Annuitant or other Beneficiary who is not also the contract Owner, may result in income or gift tax consequences to the contract Owner. You should consult your tax adviser if you are considering such a transfer or assignment.
Death Benefits
For Non-Qualified Contracts, the death benefit is taxable to the recipient in the same manner as if paid to the contract Owner (under the rules for withdrawals or income payments, whichever is applicable).
After your death, any death benefit determined under the contract must be distributed according to certain rules. The method of distribution that is required depends on whether you die before or after the Annuity Starting Date.
If you die on or after the Annuity Starting Date, the remaining portion of the interest in the contract must be
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distributed at least as rapidly as under the method of distribution being used as of the date of death.
If you die before the Annuity Starting Date, the entire interest in the contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death) and the Beneficiary must be a natural person.
Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner.
For contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. If there is more than one Annuitant of a contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-Annuitant.
Investor Control
In certain circumstances, Owners of Non-Qualified variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contract, such as the number of Investment Portfolios available and the flexibility of the contract Owner to allocate Purchase Payments and transfer amounts among the Investment Portfolios have not been addressed in public rulings. While we believe that the contract does not give the contract Owner investment control over Separate Account assets, we reserve the right to modify the contract as necessary to prevent a contract Owner from being treated as the owner of the Separate Account assets supporting the contract.
Taxation of Payments in Annuity Form
Payments received from the contract in the form of an annuity are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the contract is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the contract divided by the total payments expected to be received based on IRS factors, such as the form of annuity and mortality. The excludable portion of each Annuity Payment is the return of investment in the contract and it is excludable from your taxable income until your investment in the contract is fully recovered. We will make this calculation for you. However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Contract is an amount greater – or less — than the taxable amount determined by us and reported by us to you and the IRS.
Once you have recovered the investment in the contract, further Annuity Payments are fully taxable.
If you die before your investment in the contract is fully recovered, the balance of your investment may be deducted on your last tax return, or if Annuity Payments continue after your death, the balance may be recovered by your Beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date.
Once Annuity Payments have commenced, you may not be able to transfer to another Non-Qualified Contract or a long-term care contract as part of a tax-free exchange.
If the contract allows, you may elect to convert less than the full value of your contract to an annuity form of pay-out (i.e., “partial annuitization”). In this case, your investment in the contract will be pro-rated between the annuitized portion of the contract and the deferred portion. An exclusion ratio will apply to the Annuity Payments as described above, provided the annuity form you elect is payable for at least 10 years or for the life of one or more individuals.
3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Medicare tax on the lesser of:
(1)    the taxpayer’s “net investment income,” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or
(2)    the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans (i.e., arrangements
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described in Code Sections 401(a), 403(a), 403(b), 408, 408A, or 457(b)), but such income will increase modified adjusted gross income in Item 2 above.
You should consult your tax adviser regarding the applicability of this tax to income under your annuity contract.
Puerto Rico Tax Considerations
The Puerto Rico Internal Revenue Code of 2011 (the “2011 PR Code”) taxes distributions from Non-Qualified Contracts differently than in the U.S.
Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.
The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if you are a resident of Puerto Rico.
Qualified Contracts
Introduction
The contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code (“tax qualified plans” or “qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (TSA), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” and 457(b) plans. Extensive special tax rules apply to qualified plans and to the annuity contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the contract with the various types of qualified plans. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the contract.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
A contract may also be available in connection with an employer’s non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex. Please consult your tax adviser about your particular situation.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations, which are subject to change from year-to-year.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle you to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give you a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
An IRA Contract will accept as a single Purchase Payment a transfer or rollover from another IRA (including a SEP or SIMPLE IRA) or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b), or
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governmental 457(b) plan). A rollover or transfer from a SIMPLE IRA is allowed provided that the taxpayer has participated in such arrangement for at least two years. As part of the single Purchase Payment, the IRA contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
For income annuities established as “pay-outs” of SIMPLE IRAs, the contract will only accept a single Purchase Payment consisting of a transfer or rollover from another SIMPLE IRA. For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b), or 457(b) plan), the contract will only accept as its single Purchase Payment a transfer from such employer retirement plan.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, you generally pay income taxes on the full amount of money you receive under the contract. Withdrawals attributable to any after-tax contributions are basis in the contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).
Under current federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If you meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of federal income taxes.
With respect to IRA contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we will withhold is determined by the Code.
Guaranteed Withdrawal Benefits
If you have purchased the Lifetime Withdrawal Guarantee benefit (LWG), where otherwise made available, note the following:
In the event that the Account Value goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income Annuity Payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.
In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior
December 31 must be taken into account in addition to the Account Value of the contract.
If you have purchased the GWB I, Enhanced GWB or LWG, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Value (prior to withdrawal charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to report such withdrawals using the Account Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Account Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Value goes to zero, and either the Benefit Base (for the GWB I or Enhanced GWB) or the Remaining Guaranteed Withdrawal Amount (for the Lifetime Withdrawal Guarantee) is paid out in fixed installments or the Annual Benefit Payment (for the Lifetime Withdrawal Guarantee) is paid for life, we will treat such payments as income Annuity Payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.
We reserve the right to change our tax reporting practices where we determine that they are not in accordance with IRS guidance (whether formal or informal).
Withdrawals Prior to Age 59 1⁄2
A taxable withdrawal from a Qualified Contract which is subject to income tax may also be subject to a 10% federal income tax penalty for “early” distribution if taken prior to age 59 1⁄2, unless an exception described below applies. The penalty rate is 25% for SIMPLE IRA plan contracts if the withdrawal occurs within the first 2 years of your participation in the plan.
Exceptions to the early distribution penalty for qualified plans include withdrawals or distributions made:
(a)    on account of your death or disability,
(b)    as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or joint life expectancies) of you and your
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designated Beneficiary and you are separated from employment,
(c)    on separation from service after age 55. This rule does not apply to IRAs (including SEPs and SIMPLE IRAs).
(d)    pursuant to a qualified domestic relations order (“QDRO”). This rule does not apply to IRAs (including SEPs and SIMPLE IRAs).
(e)    to pay IRS levies (and made after December 31, 1999),
(f)    to pay deductible medical expenses, or
(g)    in the case of IRAs only, to pay for medical insurance (if you are unemployed), qualified higher education expenses, or for a qualified first-time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above.
If you receive systematic payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% federal income tax penalty with interest. Such modifications may include but are not limited to additional Purchase Payments to the contract (including tax-free transfers or rollovers) and additional withdrawals from the contract.
The 10% federal income tax penalty on early distribution does not apply to governmental 457(b) plan contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.
Commutation Features Under Income Payment Types
Please be advised that the tax consequences resulting from the election of income payment types containing a commutation feature (a feature that allows the Owner to receive a lump sum of the present value of future Annuity Payments) are uncertain and the IRS may determine that the taxable amount of income payments and withdrawals received for any year could be greater than or less than the taxable amount reported by us. The exercise of the commutation feature also may result in adverse tax consequences including:
•	The imposition of a 10% federal income tax penalty on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1⁄2 at the time the withdrawal is made. This 10% federal income tax penalty is in addition to the ordinary income tax on the taxable amount of the commuted value.
•	The retroactive imposition of the 10% federal income tax penalty on income payments received prior to the taxpayer attaining age 59 1⁄2.
•	The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any income payments made after such commutation.
A payee should consult with his or her own tax adviser prior to electing to annuitize the contract and prior to exercising any commutation feature under an income payment type.
Rollovers and Transfers
Your contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., you may not transfer it to someone else).
Nevertheless, contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.
Under certain circumstances, you may be able to transfer amounts distributed from your contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.
You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. Rollovers from another qualified plan can generally be made to your SIMPLE IRA after you have participated in the SIMPLE IRA for at least two years.
Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that you participate in the SIMPLE IRA plan. After this two-year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.
Federal income tax law allows you to make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you
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own. Generally, this limit does not apply to trustee-to-trustee transfers between IRAs. Because the rollover rules are complex, please consult with your tax advisor before making an IRA rollover.
Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received on account of:
(a)    minimum distribution requirements,
(b)    financial hardship; or
(c)    for a period of ten or more years or for life.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if you directly transfer a withdrawal from this contract to another IRA or other qualified plan. Similarly, you may be able to avoid withholding on a transfer into this contract from an existing qualified plan you may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the withholding percentage.
Death Benefits
The death benefit in a Qualified Contract is taxable to the recipient in the same manner as if paid to the contract Owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).
Required Minimum Distribution (RMD) amounts are required to be distributed from a Qualified annuity Contract (including a contract issued as a Roth IRA) following your death. Congress recently changed the RMD rules for individuals who die after 2019. The after-death RMD rules are complex, and you should consult your tax adviser about how they may apply to your situation.
Effective January 1, 2020, when an IRA owner or participant in a defined contribution plan dies, any remaining interest generally must be distributed within 10 years (or in some cases five years) after his or her death, unless an exception applies. An exception permits an “eligible designated beneficiary” to take distributions over life or a period not exceeding life expectancy, subject to special rules and limitations. An “eligible designated beneficiary” includes: the IRA owner/participant’s spouse or minor child (until the child reaches age of majority), certain disabled or chronically ill individuals, and an individual who is not more than 10 years younger than the IRA owner/participant. We may limit any payment option over life, or a period not exceeding life expectancy, to certain categories of eligible designed beneficiary.
Generally, distributions under this exception must start by the end of the year following your death. However, if your surviving spouse is the sole designated beneficiary, distributions may generally be delayed until December 31 of the year you would have attained age 72 (age 70 1⁄2, if you were born on or before June 30, 1949), if your contract permits.
If you die after Annuity Payments have already begun under a Qualified Contract, any remaining payments under the contract also must be made in accordance with the RMD rules. In some cases, those rules may require that the remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.
Regardless of whether you die before or after your Required Beginning Date, the following will be applicable:
If your surviving spouse is the sole designated beneficiary of your Traditional or Roth IRA, then your surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death. The Beneficiary generally must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Different tax rules may apply if your Beneficiary is not a natural person, such as your estate.
Your spouse may be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, or he or she may elect to rollover the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your Beneficiary is not your spouse and your plan and contract permit, your Beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.
Additionally, for contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the participant may have rights in the contract. In such a case, the participant may need the consent of the spouse or
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ex-spouse to change annuity options or make a withdrawal from the contract.
Required Minimum Distributions
Generally, you must begin receiving RMD amounts from your Qualified Contract by the Required Beginning Date. Generally, for retirement plans, the “Required Minimum Date” is April 1 following the later of:
(a)    the calendar year in which you reach age 72 (age 70 1⁄2, if you were born on or before June 30, 1949), or
(b)    the calendar year you retire, provided you do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs), the Required Beginning Date by which you must begin receiving withdrawals is the year in which you attain age 72 (age 70 1⁄2, if you were born on or before June 30, 1949), even if you have not retired, taking your first distribution no later than April 1 of the year after you reach age 72 (age 70 1⁄2, if you were born on or before June 30, 1949).
For all subsequent years, including the first year in which you took your RMD by April 1, you must take the required minimum distribution for the year by December 31st. This will require you to take two distributions in the same calendar year if you wait to take your first distribution until April 1 of the year after attaining age 72 (age 70 1⁄2, if you were born on or before June 30, 1949).
A tax penalty of 50% applies to the shortfall of any required minimum distribution you fail to receive.
You may not satisfy minimum distributions for one employer’s qualified plan (e.g., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEP and SIMPLE IRAs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.
The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If you intend to receive your minimum distributions in the form of Annuity Payments that are payable over the joint lives of you and a Beneficiary or over a guaranteed duration of more than 10 years, be advised that federal tax law may require that, after your death, any remaining payments be made over a shorter period or be reduced after your death to satisfy the RMD rules and avoid the 50% excise tax. Other complex rules also apply to RMDs taken in the form of Annuity Payments. You should consult your own tax adviser as to how these rules affect your own contract.
Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions apply to beneficiaries of Roth IRAs.
Additional Information Regarding TSA (ERISA and Non-ERISA) 403(b)
Special Rules Regarding Exchanges. In order to satisfy tax regulations, contract exchanges within a 403(b) plan after September 24, 2007, must, at a minimum, meet the following requirements: (1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a participant’s or a Beneficiary’s accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to contract exchanges or any other matter relating to these regulations.
Withdrawals. If you are under age 59 1⁄2, you generally cannot withdraw money from your TSA contract unless the withdrawal:
(a)	related to Purchase Payments made prior to 1989 and pre-1989 earnings on those Purchase Payments;
(b)	is exchanged to another permissible investment under your 403(b) plan;
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(c)	relates to contributions to an annuity contract that are not salary reduction elective deferrals, if your plan allows it;
(d)	occurs after you die, leave your job or become disabled (as defined by the Code);
(e)	is for financial hardship (but only to the extent of elective deferrals), if your plan allows it;
(f)	relates to distributions attributable to certain TSA plan terminations, if the conditions of the Code are met;
(g)	relates to rollover or after-tax contributions; or
(h)	is for the purchase of permissive service credit under a governmental defined benefit plan.
In addition, a Section 403(b) contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant’s severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.
Additional Information Regarding IRAs
Purchase Payments. Traditional IRA Purchase Payments (except for permissible rollovers and direct transfers) are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code.A Purchase Payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If you or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If you exceed Purchase Payment limits you may be subject to a tax penalty.
Roth IRA Purchase Payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional “catch-up” Purchase Payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual Purchase Payment limit if your modified adjusted gross income does not exceed certain limits. If you exceed Purchase Payment limits, you may be subject to a tax penalty.
Withdrawals. If and to the extent that Traditional IRA Purchase Payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible Purchase Payments. This portion is generally determined based upon the ratio of all non-deductible Purchase Payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from federal income tax if: (1) they are made at least five taxable years after the tax year for which you made your first Purchase Payment to a Roth IRA; and (2) they are made on or after the date you reach age 59 1⁄2 or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from Purchase Payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.
Conversion. Traditional IRAs may be converted to Roth IRAs. Except to the extent you have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Value; as well as adding back certain loads and charges incurred during the prior twelve month period. Your contract may include such benefits and applicable charges. Accordingly, if you are considering such conversion of your annuity contract, please consult your tax adviser. The taxable amount may exceed the Account Value at the date of conversion.
Prior to 2018, contributions made to a Traditional IRA that were converted to a Roth IRA could be recharacterized as made back to the Traditional IRA, if certain conditions were met. Under a provision of the Tax Cuts and Jobs Act, recharacterization cannot be used to unwind a conversion from a Traditional IRA to a Roth IRA for taxable years beginning after December 31, 2017. For conversions made to a Roth IRA in 2017, the IRS has issued guidance allowing recharacterizations to be made in 2018.
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Distinction for Puerto Rico Code
An annuity contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a “cash or deferred” arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.
Contributions. The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.
Distributions. Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the contract for purposes of determining the amount of Annuity Payments required to be included in the employee’s gross income. Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee’s gross income. The value of accrued benefits in a qualified retirement plan with respect to which the special 8% tax under Puerto Rico Act No. 77-2014 was prepaid will be considered as part of the participant’s tax basis in his retirement plan account. Thus, any distributions attributable to the benefits for which such taxes were prepaid will not be subject to income taxes when the same are subsequently received by the participant. However, the investment income and the appreciation in value, if any, accrued on the benefits with respect to which the special tax was prepaid, will be taxed as provided by the tax rules in effect at the time of distribution. Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation of employment or termination of a retirement plan will generally be treated as ordinary income but will be subject to a withholding tax rate of 20%.A special withholding tax rate of 10% may apply instead, if the plan satisfies the following requirements:
(1)    the plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
(2)    10% of all plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.
If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three-year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company, fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico, and bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
In the case of distributions from a qualified plan in the form of annuity or installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified plan. You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year.
Upon the occurrence of a “Declared Disaster”, like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same. The Eligible Distribution may not exceed $100,000, be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance and be used to cover damages or losses suffered, and extraordinary expenses incurred by the individual as a result of the Declared Disaster. The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of any other income tax, including the alternate basic tax.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if you are a resident of Puerto Rico.
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Rollover. Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee’s benefit no later than sixty (60) days after the distribution.
ERISA Considerations. In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.
Pursuant to guidance promulgated by the DOL, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term “spouse,” spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.
11. OTHER INFORMATION
Brighthouse Life Insurance Company of NY
Brighthouse Life Insurance Company of NY (the Company or Brighthouse) is a stock life insurance company organized under the laws of the State of New York in 1992. Prior to March 6, 2017, the Company was known as First MetLife Investors Insurance Company. The Company is licensed to do business only in the State of New York. The Company is a wholly-owned subsidiary of, and controlled by, Brighthouse Life Insurance Company and ultimately, by Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuity and life insurance products in the U.S. The Company’s executive offices are located at 285 Madison Avenue, New York, NY 10017.
Metropolitan Tower Life Insurance Company
For contracts issued on or before December 31, 2002, Metropolitan Tower Life Insurance Company (“Met Tower Life”) agreed to ensure that Brighthouse will have sufficient funds to meet obligations under the contracts. In the event an Owner of such a contract presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the contract Owner if Brighthouse is unable to make such payment. This guarantee is enforceable by such contract Owners against Met Tower Life directly without any requirement that contract Owners first file a claim against Brighthouse. The guarantee agreement is binding on Met Tower Life, its successors or assignees and will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life’s rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.
Met Tower Life is a direct wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and financial services to individuals and institutional customers. The principal executive offices of Met Tower Life are located at 200 Park Avenue, New York, NY 10166. Prior to the close of business on April 27, 2018, the guarantee was provided by General American Life Insurance Company (“General American”). On April 27, 2018, following the close of business, General American merged into Met Tower Life and Met Tower Life replaced General American as the issuer of the guarantee.
The Separate Account
We have established a Separate Account, Brighthouse Variable Annuity Account B (Separate Account), to hold the assets that underlie the contracts. Prior to March 6, 2017, the Separate Account was known as First MetLife Investors Variable Annuity Account One. Our Board of Directors adopted a resolution to establish the Separate Account under New York insurance law on December 31,
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1992. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.
The Separate Account’s assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.
We reserve the right to transfer assets of the Separate Account to another account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we will notify you of any such changes and we guarantee that the modification will not affect your Account Value.
We are obligated to pay all money we owe under the contracts — such as death benefits and income payments — even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit, optional Guaranteed Minimum Income Benefit, optional Guaranteed Withdrawal Benefit, or optional Guaranteed Minimum Accumulation Benefit that exceeds the assets in the Separate Account is also paid from our general account. Benefit amounts paid from the general account are subject to our financial strength and claims paying ability and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. Brighthouse is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in our general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
The investment advisers to certain of the Investment Portfolios offered with the contracts or with other variable annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, Brighthouse has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (CEA), and is not subject to registration or regulation as a pool operator under the CEA.
Distributor
We have entered into a distribution agreement with our affiliate, Brighthouse Securities, LLC (Distributor), 11225 North Community House Road, Charlotte, NC 28277, for the distribution of the contracts. Both the Company and Distributor are indirect, wholly owned subsidiaries of BHF. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
Distributor, and in certain cases, we, have entered into selling agreements with unaffiliated selling firms for the sale of the contracts. No selling firms are affiliated with us or Distributor. We pay compensation to Distributor for sales of the contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor’s management team and other expenses of distributing the contracts. Distributor’s management team and registered representatives also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
All of the Investment Portfolios make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing shares of the Investment Portfolios. (See the Investment Portfolio prospectuses for more information.) These payments range up to 0.55% of Separate Account assets invested in the particular Investment Portfolio.
Selling Firms
As noted above, Distributor, and in certain cases, we, have entered into selling agreements with unaffiliated selling firms for the sale of the contracts. All selling firms receive commissions, and they may also receive some form of non-cash compensation. Certain selected selling firms receive additional compensation (described below under “Additional Compensation for Selected Selling Firms”). These commissions and other incentives or payments are not charged directly to contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from our general account. A portion of the
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payments made to selling firms may be passed on to their sales representatives in accordance with the selling firms' internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Financial representatives of the selling firms may also receive non-cash compensation, pursuant to their firm’s guidelines, directly from us or Distributor.
Compensation Paid to Selling Firms. Distributor pays compensation to all selling firms in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable for contract sales and additional Purchase Payments by selling firms is 6.5% of Purchase Payments. Some selling firms may elect to receive a lower commission when a Purchase Payment is made, along with annual trail commissions beginning in year two up to 1.25% of Account Value (less Purchase Payments received within the previous 12 months) for so long as the contract remains in effect or as agreed in the selling agreement. Distributor also pays commissions when a contract Owner elects to begin receiving regular income payments (referred to as “Annuity Payments”). (See “Annuity Payments (The Income Phase).”) Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items may include expenses for conference or seminar trips, certain gifts, prizes, and awards.
Ask your financial representative for further information about what payments your financial representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.
Additional Compensation for Selected Selling Firms. Distributor has entered into distribution arrangements with certain selected unaffiliated selling firms. Under these arrangements, Distributor may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which may be an annual flat fee or, in many cases, depends on cumulative periodic (usually quarterly) sales of our insurance contracts (including the contracts offered by this prospectus) and may also depend on meeting thresholds in the sale of certain of our insurance contracts (other than the contracts offered by this prospectus). They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of our products to the selling firm’s line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on Account Values of our variable insurance contracts (including Account Values of the contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment in selling firms’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ financial representatives. Distributor has entered into such distribution agreements with the selling firms identified in the Statement of Additional Information.
The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such additional compensation arrangements, ask your financial representative. (See the Statement of Additional Information — “Distribution” for a list of selling firms that received compensation during 2019, as well as the range of additional compensation paid.)
Requests and Elections
We will treat your request for a contract transaction, or your submission of a Purchase Payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Service Center before the close of regular trading on the New York Stock Exchange on that day. We will treat your submission of a Purchase Payment as received by us if we receive a payment at our Annuity Service Center (or a designee receives a payment in accordance with the designee's administrative procedures) before the close of regular trading on the New York Stock Exchange on that day. If we receive the request, or if we (or our designee) receive the payment, after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open
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that day, then the request or payment will be treated as received on the next day when the New York Stock Exchange is open. Our Annuity Service Center is located at P.O. Box 10366, Des Moines, IA 50306-0366. If you send your Purchase Payments or transaction requests to an address other than the one we have designated for receipt of such Purchase Payments or requests, we may return the Purchase Payment to you, or there may be a delay in applying the Purchase Payment or transaction to your contract.
Requests for service may be made:
•	Through your financial representative
•	By telephone at (800) 343-8496, between the hours of 7:30AM and 5:30PM Central Time Monday through Thursday and 7:30AM and 5:00PM Central Time on Friday
•	In writing to our Annuity Service Center
•	By fax at (877) 547-9666 or
•	By Internet at www.brighthousefinancial.com
Some of the requests for service that may be made by telephone or Internet include transfers of Account Value (see “Investment Options – Transfers – Transfers By Telephone or Other Means”) and changes to the allocation of future Purchase Payments (see “Purchase – Allocation of Purchase Payments”). We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in Good Order. Contact us for further information. Some selling firms may restrict the ability of their financial representatives to convey transaction requests by telephone or Internet on your behalf.
We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Center to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products. Ask your financial representative for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial representative, or any financial firm or financial professional you consult to provide advice, is not acting on our behalf. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including account recommendations).
Good Order. A request or transaction generally is considered in Good Order if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Portfolios affected by the requested transaction; the signatures of all contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your financial representative before submitting the form or request.
Telephone and Computer Systems. Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to
84

help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Center.
Cybersecurity and Certain Business Continuity Risks. Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Investment Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day recordkeeping, are all executed through computer networks and systems.
We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on Brighthouse and the Separate Account, as well as individual Owners and their contracts. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.
Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Other disruptive events, including (but not limited to) natural disasters and public health crises (such as COVID-19), may adversely affect our ability to conduct business, in particular if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event. Cybersecurity breaches and other disruptions to our business operations can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Investment Portfolios; impact our ability to calculate Accumulation Unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues.
Cybersecurity breaches may also impact the issuers of securities in which the Investment Portfolios invest, and it is possible the funds underlying your contract could lose value. There can be no assurance that we or our service providers or the Investment Portfolios will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Investment Portfolios invest.
Confirming Transactions. We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.
Ownership
Owner. You, as the Owner of the contract, have all the interest and rights under the contract.
These rights include the right to:
•	change the Beneficiary.
•	change the Annuitant before the Annuity Date (subject to our underwriting and administrative rules).
•	assign the contract (subject to limitation).
•	change the payment option.
•	exercise all other rights, benefits, options and privileges allowed by the contract or us.
The Owner is as designated at the time the contract is issued, unless changed. Any change of Owner is subject to our underwriting rules in effect at the time of the request.
Joint Owner. The contract can be owned by Joint Owners, limited to two natural persons. Upon the death of either Owner, the surviving Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary unless otherwise indicated.
Beneficiary. The Beneficiary is the person(s) or entity you name to receive any death benefit. The Beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before you die. If Joint Owners are named, unless you tell us otherwise, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary (unless you tell us otherwise).
85

Abandoned Property Requirements. Every state has unclaimed property laws which generally declare non-ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date (the latest day on which annuity payments may begin under the contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your contract's proceeds from being paid to the state's abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call (800) 343-8496 to make such changes.
Annuitant. The Annuitant is the natural person(s) on whose life we base Annuity Payments. You can change the Annuitant at any time prior to the Annuity Date, unless an Owner is not a natural person. Any reference to Annuitant includes any joint Annuitant under an Annuity Option. The Owner and the Annuitant do not have to be the same person except as required under certain sections of the Internal Revenue Code or under a GMIB rider (see “Living Benefits — Guaranteed Income Benefits”).
Assignment. You can assign a Non-Qualified Contract at any time during your lifetime. We will not be bound by the assignment until the written notice of the assignment is recorded by us. We will not be liable for any payment or other action we take in accordance with the contract before we record the assignment. An assignment may be a taxable event.
If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.
Legal Proceedings
In the ordinary course of business, Brighthouse, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, Brighthouse does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of Brighthouse Securities, LLC to perform its contract with the Separate Account or of Brighthouse to meet its obligations under the contracts.
Financial Statements
Our financial statements and the financial statements of the Separate Account have been included in the SAI. The financial statements of Met Tower Life have also been included.
Table of Contents of the Statement of Additional Information
Company
Services
Independent Registered Public Accounting Firm
Additional Information
Custodian
Distribution
     Reduction or Elimination of the Withdrawal Charge
Calculation of Performance Information
     Total Return
Historical Unit Values
Reporting Agencies
Annuity Provisions
     Variable Annuity
Fixed Annuity
Mortality and Expense Guarantee
Legal or Regulatory Restrictions on Transactions
Additional Federal Tax Considerations
Condensed Financial Information
Financial Statements
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APPENDIX A
Condensed Financial Information
The following tables list the Condensed Financial Information (the Accumulation Unit value information for the Accumulation Units outstanding) for contracts issued as of December 31, 2019. See “Purchase — Accumulation Units” in the prospectus for information on how Accumulation Unit values are calculated. The first table presents Accumulation Unit values for the highest possible combination of Separate Account product charges and death benefit rider charges, and the second table presents Accumulation Unit values for the lowest possible combination of such charges. The Statement of Additional Information (SAI) contains the Accumulation Unit values for all other possible combinations of Separate Account product charges and death benefit rider charges. (See Page 2 for how to obtain a copy of the SAI.)

1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse Funds Trust I
AB Global Dynamic Allocation Sub-Account (Class B)
04/30/2012 to 12/31/2012	10.178148	10.497446	2,093,982.9022
01/01/2013 to 12/31/2013	10.497446	11.459381	2,163,072.4015
01/01/2014 to 12/31/2014	11.459381	12.081996	2,106,237.1102
01/01/2015 to 12/31/2015	12.081996	11.935192	1,684,340.3656
01/01/2016 to 12/31/2016	11.935192	12.143818	1,553,221.3651
01/01/2017 to 12/31/2017	12.143818	13.552152	1,380,196.6109
01/01/2018 to 12/31/2018	13.552152	12.381420	1,266,659.8473
01/01/2019 to 12/31/2019	12.381420	14.358534	1,195,613.7166
American Funds® Balanced Allocation Sub-Account (Class C)
01/01/2010 to 12/31/2010	8.881638	9.784098	3,720,125.5428
01/01/2011 to 12/31/2011	9.784098	9.405479	4,101,132.2448
01/01/2012 to 12/31/2012	9.405479	10.486500	4,149,652.8619
01/01/2013 to 12/31/2013	10.486500	12.208182	4,013,297.7611
01/01/2014 to 12/31/2014	12.208182	12.715716	3,754,606.3246
01/01/2015 to 12/31/2015	12.715716	12.400753	3,662,380.0831
01/01/2016 to 12/31/2016	12.400753	13.130747	2,955,651.2313
01/01/2017 to 12/31/2017	13.130747	15.071216	2,714,681.5805
01/01/2018 to 12/31/2018	15.071216	14.162702	2,374,993.9230
01/01/2019 to 12/31/2019	14.162702	16.626204	2,242,162.9649
American Funds® Growth Allocation Sub-Account (Class C)
01/01/2010 to 12/31/2010	8.349533	9.306378	2,491,652.8125
01/01/2011 to 12/31/2011	9.306378	8.708073	2,524,841.8000
01/01/2012 to 12/31/2012	8.708073	9.933828	2,401,832.0423
01/01/2013 to 12/31/2013	9.933828	12.206386	2,317,551.6617
01/01/2014 to 12/31/2014	12.206386	12.754435	2,198,147.3510
01/01/2015 to 12/31/2015	12.754435	12.432218	2,107,957.5872
01/01/2016 to 12/31/2016	12.432218	13.304348	1,910,847.0209
01/01/2017 to 12/31/2017	13.304348	15.857161	1,709,221.4846
01/01/2018 to 12/31/2018	15.857161	14.674276	1,597,906.8871
01/01/2019 to 12/31/2019	14.674276	17.819099	1,508,664.2093
A-1

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
American Funds® Growth Sub-Account (Class C)
01/01/2010 to 12/31/2010	7.835191	9.105799	1,154,990.0764
01/01/2011 to 12/31/2011	9.105799	8.532140	765,654.4995
01/01/2012 to 12/31/2012	8.532140	9.838177	971,594.4746
01/01/2013 to 12/31/2013	9.838177	12.540809	974,997.5463
01/01/2014 to 12/31/2014	12.540809	13.325075	912,984.4800
01/01/2015 to 12/31/2015	13.325075	13.936918	801,572.5436
01/01/2016 to 12/31/2016	13.936918	14.933854	751,865.9636
01/01/2017 to 12/31/2017	14.933854	18.760905	686,222.9089
01/01/2018 to 12/31/2018	18.760905	18.332413	564,804.2712
01/01/2019 to 12/31/2019	18.332413	23.467864	533,254.4759
American Funds® Moderate Allocation Sub-Account (Class C)
01/01/2010 to 12/31/2010	9.288692	10.026861	2,225,207.5344
01/01/2011 to 12/31/2011	10.026861	9.867207	2,395,813.8270
01/01/2012 to 12/31/2012	9.867207	10.740633	2,292,794.6608
01/01/2013 to 12/31/2013	10.740633	11.975342	2,089,947.8708
01/01/2014 to 12/31/2014	11.975342	12.478537	1,922,409.0319
01/01/2015 to 12/31/2015	12.478537	12.166943	1,799,160.6579
01/01/2016 to 12/31/2016	12.166943	12.787964	1,666,539.8701
01/01/2017 to 12/31/2017	12.787964	14.188915	1,505,581.7388
01/01/2018 to 12/31/2018	14.188915	13.458526	1,425,596.1930
01/01/2019 to 12/31/2019	13.458526	15.354103	1,286,296.4982
AQR Global Risk Balanced Sub-Account (Class B)
04/30/2012 to 12/31/2012	11.107341	11.482334	2,435,473.5605
01/01/2013 to 12/31/2013	11.482334	10.895034	2,380,442.3656
01/01/2014 to 12/31/2014	10.895034	11.128446	2,201,933.3778
01/01/2015 to 12/31/2015	11.128446	9.883533	1,825,889.7256
01/01/2016 to 12/31/2016	9.883533	10.577105	1,491,366.1771
01/01/2017 to 12/31/2017	10.577105	11.407300	1,311,797.7131
01/01/2018 to 12/31/2018	11.407300	10.491455	1,174,971.8502
01/01/2019 to 12/31/2019	10.491455	12.356676	1,069,269.2375
BlackRock Global Tactical Strategies Sub-Account (Class B)
04/30/2012 to 12/31/2012	9.934082	10.228279	4,038,666.0523
01/01/2013 to 12/31/2013	10.228279	11.081407	4,274,656.9657
01/01/2014 to 12/31/2014	11.081407	11.527592	3,937,429.3032
01/01/2015 to 12/31/2015	11.527592	11.309628	3,427,005.5533
01/01/2016 to 12/31/2016	11.309628	11.600120	2,833,524.7353
01/01/2017 to 12/31/2017	11.600120	12.910083	2,465,981.5805
01/01/2018 to 12/31/2018	12.910083	11.767660	2,290,051.1821
01/01/2019 to 12/31/2019	11.767660	13.941603	2,174,150.6956
BlackRock High Yield Sub-Account (Class B)
01/01/2010 to 12/31/2010	17.243250	19.606939	125,534.9748
01/01/2011 to 12/31/2011	19.606939	19.709415	150,435.8857
01/01/2012 to 12/31/2012	19.709415	22.558187	146,253.6602
01/01/2013 to 12/31/2013	22.558187	24.223673	110,333.5954
01/01/2014 to 12/31/2014	24.223673	24.575543	101,889.1895
01/01/2015 to 12/31/2015	24.575543	23.160238	97,770.0415
01/01/2016 to 12/31/2016	23.160238	25.926754	105,637.2057
01/01/2017 to 12/31/2017	25.926754	27.441522	99,083.5207
01/01/2018 to 12/31/2018	27.441522	26.174945	83,418.7241
01/01/2019 to 12/31/2019	26.174945	29.526483	78,269.7629
A-2

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse Asset Allocation 100 Sub-Account (Class B)
01/01/2010 to 12/31/2010	9.894153	11.321306	1,336,442.2521
01/01/2011 to 12/31/2011	11.321306	10.477473	1,369,268.3545
01/01/2012 to 12/31/2012	10.477473	12.012329	1,331,507.5018
01/01/2013 to 12/31/2013	12.012329	15.279383	1,452,261.6082
01/01/2014 to 12/31/2014	15.279383	15.770441	1,349,874.3793
01/01/2015 to 12/31/2015	15.770441	15.178031	1,186,469.5555
01/01/2016 to 12/31/2016	15.178031	16.245697	1,128,506.3670
01/01/2017 to 12/31/2017	16.245697	19.616323	995,067.6085
01/01/2018 to 12/31/2018	19.616323	17.325399	889,758.2609
01/01/2019 to 12/31/2019	17.325399	21.692716	804,108.8560
Brighthouse Balanced Plus Sub-Account (Class B)
04/30/2012 to 12/31/2012	9.960927	10.395119	3,300,785.9240
01/01/2013 to 12/31/2013	10.395119	11.675982	3,450,252.9467
01/01/2014 to 12/31/2014	11.675982	12.574137	3,506,191.1450
01/01/2015 to 12/31/2015	12.574137	11.845004	3,719,156.3102
01/01/2016 to 12/31/2016	11.845004	12.606873	3,539,066.1625
01/01/2017 to 12/31/2017	12.606873	14.652688	3,336,806.4432
01/01/2018 to 12/31/2018	14.652688	13.330401	3,106,211.3295
01/01/2019 to 12/31/2019	13.330401	16.177976	2,878,798.6473
Brighthouse Small Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	14.558366	17.143934	289,700.2052
01/01/2011 to 12/31/2011	17.143934	15.325747	293,041.8617
01/01/2012 to 12/31/2012	15.325747	17.758225	265,123.1762
01/01/2013 to 12/31/2013	17.758225	23.100870	395,543.8018
01/01/2014 to 12/31/2014	23.100870	23.077950	385,604.0982
01/01/2015 to 12/31/2015	23.077950	21.440311	311,696.0333
01/01/2016 to 12/31/2016	21.440311	27.639680	269,641.0901
01/01/2017 to 12/31/2017	27.639680	30.324109	236,496.0990
01/01/2018 to 12/31/2018	30.324109	25.243424	211,553.7853
01/01/2019 to 12/31/2019	25.243424	31.927809	197,964.5221
Brighthouse/Aberdeen Emerging Markets Equity Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.160875	12.340627	375,091.4590
01/01/2011 to 12/31/2011	12.340627	9.853738	431,300.6062
01/01/2012 to 12/31/2012	9.853738	11.505677	436,650.0223
01/01/2013 to 12/31/2013	11.505677	10.737520	403,887.3624
01/01/2014 to 12/31/2014	10.737520	9.858227	410,886.4225
01/01/2015 to 12/31/2015	9.858227	8.344877	397,148.6705
01/01/2016 to 12/31/2016	8.344877	9.138735	365,318.1750
01/01/2017 to 12/31/2017	9.138735	11.518991	360,728.5069
01/01/2018 to 12/31/2018	11.518991	9.708047	376,759.9640
01/01/2019 to 12/31/2019	9.708047	11.513297	349,845.0880
Brighthouse/Eaton Vance Floating Rate Sub-Account (Class B)
05/03/2010 to 12/31/2010	9.997534	10.195084	13,039.1362
01/01/2011 to 12/31/2011	10.195084	10.214674	16,605.2996
01/01/2012 to 12/31/2012	10.214674	10.766904	20,440.6079
01/01/2013 to 12/31/2013	10.766904	10.980504	74,821.3038
01/01/2014 to 12/31/2014	10.980504	10.864003	85,837.0214
01/01/2015 to 12/31/2015	10.864003	10.581094	89,239.4900
01/01/2016 to 12/31/2016	10.581094	11.355595	69,472.3822
01/01/2017 to 12/31/2017	11.355595	11.563724	65,655.1648
01/01/2018 to 12/31/2018	11.563724	11.391580	71,381.2767
01/01/2019 to 12/31/2019	11.391580	11.974686	65,952.5962
A-3

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse/Franklin Low Duration Total Return Sub-Account (Class B)
05/02/2011 to 12/31/2011	9.987535	9.740597	34,224.0457
01/01/2012 to 12/31/2012	9.740597	9.986641	68,778.0000
01/01/2013 to 12/31/2013	9.986641	9.922338	456,021.2880
01/01/2014 to 12/31/2014	9.922338	9.848415	446,432.9437
01/01/2015 to 12/31/2015	9.848415	9.612514	473,985.8588
01/01/2016 to 12/31/2016	9.612514	9.736865	434,386.2627
01/01/2017 to 12/31/2017	9.736865	9.690991	449,332.9853
01/01/2018 to 12/31/2018	9.690991	9.558720	442,208.8310
01/01/2019 to 12/31/2019	9.558720	9.823437	411,778.2588
Brighthouse/Templeton International Bond Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.867960	12.119715	92,003.0206
01/01/2011 to 12/31/2011	12.119715	11.864590	145,445.0597
01/01/2012 to 12/31/2012	11.864590	13.316647	28,695.2821
01/01/2013 to 12/31/2013	13.316647	13.214774	26,080.3237
01/01/2014 to 12/31/2014	13.214774	13.127056	23,880.0385
01/01/2015 to 12/31/2015	13.127056	12.356527	24,713.6029
01/01/2016 to 12/31/2016	12.356527	12.242243	23,347.8335
01/01/2017 to 12/31/2017	12.242243	12.041259	24,081.8707
01/01/2018 to 12/31/2018	12.041259	11.943925	24,608.8555
01/01/2019 to 12/31/2019	11.943925	11.867825	25,085.2486
Clarion Global Real Estate Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.176868	13.886119	177,489.4646
01/01/2011 to 12/31/2011	13.886119	12.876948	181,132.2023
01/01/2012 to 12/31/2012	12.876948	15.932812	161,485.6432
01/01/2013 to 12/31/2013	15.932812	16.203410	181,037.7744
01/01/2014 to 12/31/2014	16.203410	18.025806	153,063.5694
01/01/2015 to 12/31/2015	18.025806	17.456087	145,355.0369
01/01/2016 to 12/31/2016	17.456087	17.294568	136,770.6071
01/01/2017 to 12/31/2017	17.294568	18.812199	123,708.2546
01/01/2018 to 12/31/2018	18.812199	16.877417	117,218.1906
01/01/2019 to 12/31/2019	16.877417	20.689042	97,536.8454
Harris Oakmark International Sub-Account (Class B)
01/01/2010 to 12/31/2010	16.815186	19.227231	401,445.3646
01/01/2011 to 12/31/2011	19.227231	16.192619	442,147.2488
01/01/2012 to 12/31/2012	16.192619	20.554229	399,634.4315
01/01/2013 to 12/31/2013	20.554229	26.342855	378,099.8475
01/01/2014 to 12/31/2014	26.342855	24.374836	390,925.9100
01/01/2015 to 12/31/2015	24.374836	22.857379	381,893.6021
01/01/2016 to 12/31/2016	22.857379	24.285490	328,406.7645
01/01/2017 to 12/31/2017	24.285490	31.111778	317,985.7701
01/01/2018 to 12/31/2018	31.111778	23.228946	306,729.8257
01/01/2019 to 12/31/2019	23.228946	28.408437	283,747.9034
Invesco Balanced-Risk Allocation Sub-Account (Class B)
04/30/2012 to 12/31/2012	1.010647	1.045112	1,558,601.1772
01/01/2013 to 12/31/2013	1.045112	1.045571	3,046,217.6109
01/01/2014 to 12/31/2014	1.045571	1.084229	2,276,858.2841
01/01/2015 to 12/31/2015	1.084229	1.020107	2,637,699.4075
01/01/2016 to 12/31/2016	1.020107	1.119301	2,491,838.7421
01/01/2017 to 12/31/2017	1.119301	1.209332	2,047,306.1426
01/01/2018 to 12/31/2018	1.209332	1.111214	1,464,192.5347
01/01/2019 to 12/31/2019	1.111214	1.258156	1,366,267.9701
A-4

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Invesco Comstock Sub-Account (Class B)
01/01/2010 to 12/31/2010	8.923076	10.065751	298,191.9081
01/01/2011 to 12/31/2011	10.065751	9.739920	280,740.8644
01/01/2012 to 12/31/2012	9.739920	11.328525	263,941.2619
01/01/2013 to 12/31/2013	11.328525	15.064004	260,863.2930
01/01/2014 to 12/31/2014	15.064004	16.173046	247,196.9065
01/01/2015 to 12/31/2015	16.173046	14.936038	247,700.8377
01/01/2016 to 12/31/2016	14.936038	17.207145	197,126.7945
01/01/2017 to 12/31/2017	17.207145	19.946752	181,361.4919
01/01/2018 to 12/31/2018	19.946752	17.207852	171,855.4775
01/01/2019 to 12/31/2019	17.207852	21.118639	155,287.8063
Invesco Small Cap Growth Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.367259	15.327193	182,468.6425
01/01/2011 to 12/31/2011	15.327193	14.891553	189,771.1456
01/01/2012 to 12/31/2012	14.891553	17.290758	239,777.2712
01/01/2013 to 12/31/2013	17.290758	23.805318	183,940.6220
01/01/2014 to 12/31/2014	23.805318	25.230252	172,681.9025
01/01/2015 to 12/31/2015	25.230252	24.356456	159,526.0533
01/01/2016 to 12/31/2016	24.356456	26.657372	149,972.4169
01/01/2017 to 12/31/2017	26.657372	32.816005	148,195.3710
01/01/2018 to 12/31/2018	32.816005	29.311396	127,690.9070
01/01/2019 to 12/31/2019	29.311396	35.815519	113,558.4311
JPMorgan Core Bond Sub-Account (Class B)
04/29/2013 to 12/31/2013	11.009975	10.444963	436,636.5738
01/01/2014 to 12/31/2014	10.444963	10.781011	526,959.0934
01/01/2015 to 12/31/2015	10.781011	10.639824	543,162.4029
01/01/2016 to 12/31/2016	10.639824	10.683050	563,831.7055
01/01/2017 to 12/31/2017	10.683050	10.840479	530,422.0412
01/01/2018 to 12/31/2018	10.840479	10.648338	496,470.6862
01/01/2019 to 12/31/2019	10.648338	11.317516	460,160.7510
JPMorgan Core Bond Sub-Account (Class B) (formerly JPMorgan Core Bond Sub-Account (Class C) and before that American Funds® Bond Sub-Account (Class C))
01/01/2010 to 12/31/2010	9.831441	10.245177	402,353.7652
01/01/2011 to 12/31/2011	10.245177	10.645421	652,626.7535
01/01/2012 to 12/31/2012	10.645421	10.968482	524,064.9299
01/01/2013 to 04/26/2013	10.968482	10.939784	0.0000
JPMorgan Global Active Allocation Sub-Account (Class B)
04/30/2012 to 12/31/2012	1.012701	1.047153	887,391.9438
01/01/2013 to 12/31/2013	1.047153	1.141470	2,305,129.8404
01/01/2014 to 12/31/2014	1.141470	1.199313	2,456,694.8279
01/01/2015 to 12/31/2015	1.199313	1.188452	2,034,279.8130
01/01/2016 to 12/31/2016	1.188452	1.201136	1,700,118.7585
01/01/2017 to 12/31/2017	1.201136	1.376287	1,474,630.1771
01/01/2018 to 12/31/2018	1.376287	1.254448	1,698,891.0021
01/01/2019 to 12/31/2019	1.254448	1.440450	1,403,338.4501
JPMorgan Global Active Allocation Sub-Account (Class B) (formerly Allianz Global Investors Dynamic Multi-Asset Plus Sub-Account (Class B))
04/28/2014 to 12/31/2014	0.996796	1.037539	4,075.6868
01/01/2015 to 12/31/2015	1.037539	1.009006	44,960.1686
01/01/2016 to 12/31/2016	1.009006	1.010776	44,161.3525
01/01/2017 to 12/31/2017	1.010776	1.146561	113,069.0529
01/01/2018 to 04/30/2018	1.146561	1.116675	0.0000
A-5

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Loomis Sayles Global Allocation Sub-Account (Class B) (formerly Loomis Sayles Global Markets Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.682263	12.801388	175,117.0142
01/01/2011 to 12/31/2011	12.801388	12.387038	206,666.9600
01/01/2012 to 12/31/2012	12.387038	14.224693	376,630.2471
01/01/2013 to 12/31/2013	14.224693	16.363954	186,678.5878
01/01/2014 to 12/31/2014	16.363954	16.629275	189,561.7312
01/01/2015 to 12/31/2015	16.629275	16.533129	175,359.2143
01/01/2016 to 12/31/2016	16.533129	17.013925	160,464.7213
01/01/2017 to 12/31/2017	17.013925	20.549735	150,706.5122
01/01/2018 to 12/31/2018	20.549735	19.093768	145,240.8119
01/01/2019 to 12/31/2019	19.093768	23.915033	123,847.1096
Loomis Sayles Growth Sub-Account (Class B) (formerly ClearBridge Aggressive Growth Sub-Account (Class B))
01/01/2010 to 12/31/2010	5.975843	7.265437	256,011.6899
01/01/2011 to 12/31/2011	7.265437	7.367833	419,830.6483
01/01/2012 to 12/31/2012	7.367833	8.574900	619,914.2660
01/01/2013 to 12/31/2013	8.574900	12.262580	812,234.8337
01/01/2014 to 12/31/2014	12.262580	14.319275	837,829.7975
01/01/2015 to 12/31/2015	14.319275	13.496115	863,619.3758
01/01/2016 to 12/31/2016	13.496115	13.610663	790,988.3806
01/01/2017 to 12/31/2017	13.610663	15.829482	685,054.2979
01/01/2018 to 12/31/2018	15.829482	14.448255	619,596.0814
01/01/2019 to 12/31/2019	14.448255	17.535100	564,550.0049
Loomis Sayles Growth Sub-Account (Class B) (formerly ClearBridge Aggressive Growth Sub-Account (Class B) and before that ClearBridge Aggressive Growth Sub-Account II (Class B))
05/03/2010 to 12/31/2010	135.103915	138.571745	2,164.5092
01/01/2011 to 12/31/2011	138.571745	125.835311	3,461.0995
01/01/2012 to 12/31/2012	125.835311	151.404221	3,924.9175
01/01/2013 to 12/31/2013	151.404221	191.509486	5,945.6992
01/01/2014 to 04/25/2014	191.509486	199.169061	0.0000
Loomis Sayles Growth Sub-Account (Class B) (formerly ClearBridge Aggressive Growth Sub-Account (Class B) and before that Legg Mason Value Equity Sub-Account (Class B))
01/01/2010 to 12/31/2010	6.203956	6.540272	163,124.0540
01/01/2011 to 04/29/2011	6.540272	6.945274	0.0000
MetLife Multi-Index Targeted Risk Sub-Account (Class B)
04/29/2013 to 12/31/2013	1.077631	1.123774	238,876.5308
01/01/2014 to 12/31/2014	1.123774	1.205943	711,779.1016
01/01/2015 to 12/31/2015	1.205943	1.170076	3,657,259.4289
01/01/2016 to 12/31/2016	1.170076	1.199325	3,584,533.5351
01/01/2017 to 12/31/2017	1.199325	1.361091	3,565,397.8666
01/01/2018 to 12/31/2018	1.361091	1.240632	2,859,141.1860
01/01/2019 to 12/31/2019	1.240632	1.483050	2,637,593.1336
MFS ® Research International Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.779445	13.990078	453,991.3972
01/01/2011 to 12/31/2011	13.990078	12.274831	428,090.7762
01/01/2012 to 12/31/2012	12.274831	14.075937	405,570.9609
01/01/2013 to 12/31/2013	14.075937	16.489817	376,076.8250
01/01/2014 to 12/31/2014	16.489817	15.070088	355,653.0556
01/01/2015 to 12/31/2015	15.070088	14.538673	355,192.3200
01/01/2016 to 12/31/2016	14.538673	14.154316	328,932.1341
01/01/2017 to 12/31/2017	14.154316	17.816812	300,161.3427
01/01/2018 to 12/31/2018	17.816812	15.048218	259,748.3572
01/01/2019 to 12/31/2019	15.048218	18.964604	236,919.8194
A-6

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
PanAgora Global Diversified Risk Sub-Account (Class B)
04/28/2014 to 12/31/2014	0.999754	1.032732	0.0000
01/01/2015 to 12/31/2015	1.032732	0.958753	0.0000
01/01/2016 to 12/31/2016	0.958753	1.046394	21,279.8631
01/01/2017 to 12/31/2017	1.046394	1.157256	31,697.2782
01/01/2018 to 12/31/2018	1.157256	1.050215	1,395.0685
01/01/2019 to 12/31/2019	1.050215	1.258348	0.0000
PIMCO Inflation Protected Bond Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.622618	13.359664	936,902.8772
01/01/2011 to 12/31/2011	13.359664	14.583906	1,207,165.0781
01/01/2012 to 12/31/2012	14.583906	15.630297	1,158,101.6028
01/01/2013 to 12/31/2013	15.630297	13.927562	892,053.9913
01/01/2014 to 12/31/2014	13.927562	14.074860	827,015.6552
01/01/2015 to 12/31/2015	14.074860	13.393833	792,507.5801
01/01/2016 to 12/31/2016	13.393833	13.810534	692,407.7333
01/01/2017 to 12/31/2017	13.810534	14.035225	716,747.6108
01/01/2018 to 12/31/2018	14.035225	13.451422	637,164.2425
01/01/2019 to 12/31/2019	13.451422	14.304120	587,914.6586
PIMCO Total Return Sub-Account (Class B)
01/01/2010 to 12/31/2010	14.826672	15.752043	2,150,139.4637
01/01/2011 to 12/31/2011	15.752043	15.962182	2,403,413.8139
01/01/2012 to 12/31/2012	15.962182	17.129299	2,045,012.6922
01/01/2013 to 12/31/2013	17.129299	16.501480	1,976,212.7535
01/01/2014 to 12/31/2014	16.501480	16.886492	1,764,128.5662
01/01/2015 to 12/31/2015	16.886492	16.586082	1,644,337.7316
01/01/2016 to 12/31/2016	16.586082	16.715339	1,524,799.1777
01/01/2017 to 12/31/2017	16.715339	17.156877	1,551,331.4019
01/01/2018 to 12/31/2018	17.156877	16.810424	1,413,687.1911
01/01/2019 to 12/31/2019	16.810424	17.907644	1,330,744.3257
Schroders Global Multi-Asset Sub-Account (Class B) (formerly Schroders Global Multi-Asset Portfolio II Sub-Account (Class B) and before that Pyramis® Managed Risk Sub-Account (Class B))
04/29/2013 to 12/31/2013	10.214980	10.723087	68,276.6162
01/01/2014 to 12/31/2014	10.723087	11.441855	145,048.1309
01/01/2015 to 12/31/2015	11.441855	11.097109	140,253.9685
01/01/2016 to 12/31/2016	11.097109	11.396794	109,458.8408
01/01/2017 to 12/31/2017	11.396794	13.037902	189,614.1199
01/01/2018 to 04/30/2018	13.037902	12.453412	0.0000
Schroders Global Multi-Asset Sub-Account (Class B)
04/30/2012 to 12/31/2012	1.010679	1.065216	561,728.9895
01/01/2013 to 12/31/2013	1.065216	1.151996	938,508.5424
01/01/2014 to 12/31/2014	1.151996	1.219011	1,234,228.9109
01/01/2015 to 12/31/2015	1.219011	1.186739	1,614,286.4575
01/01/2016 to 12/31/2016	1.186739	1.231461	1,626,656.7604
01/01/2017 to 12/31/2017	1.231461	1.382471	1,421,414.6075
01/01/2018 to 12/31/2018	1.382471	1.229726	2,837,195.7436
01/01/2019 to 12/31/2019	1.229726	1.467373	2,691,455.4882
A-7

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
SSGA Growth and Income ETF Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.377335	11.439728	635,726.4534
01/01/2011 to 12/31/2011	11.439728	11.355300	873,238.9989
01/01/2012 to 12/31/2012	11.355300	12.584198	899,368.5774
01/01/2013 to 12/31/2013	12.584198	13.958021	807,604.3511
01/01/2014 to 12/31/2014	13.958021	14.505773	746,280.6149
01/01/2015 to 12/31/2015	14.505773	13.967291	895,125.6656
01/01/2016 to 12/31/2016	13.967291	14.511610	853,306.3955
01/01/2017 to 12/31/2017	14.511610	16.514029	861,484.2726
01/01/2018 to 12/31/2018	16.514029	15.160427	782,883.3609
01/01/2019 to 12/31/2019	15.160427	17.809813	707,976.9549
SSGA Growth ETF Sub-Account (Class B)
01/01/2010 to 12/31/2010	9.834791	11.026635	231,731.0340
01/01/2011 to 12/31/2011	11.026635	10.599738	326,261.8709
01/01/2012 to 12/31/2012	10.599738	11.974538	355,481.6773
01/01/2013 to 12/31/2013	11.974538	13.886441	358,812.0028
01/01/2014 to 12/31/2014	13.886441	14.372340	338,745.8405
01/01/2015 to 12/31/2015	14.372340	13.789705	298,910.3004
01/01/2016 to 12/31/2016	13.789705	14.475466	282,437.7459
01/01/2017 to 12/31/2017	14.475466	17.009871	270,884.5279
01/01/2018 to 12/31/2018	17.009871	15.243552	256,573.6957
01/01/2019 to 12/31/2019	15.243552	18.331786	247,686.1194
T. Rowe Price Large Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	41.017004	47.141906	151,570.3908
01/01/2011 to 12/31/2011	47.141906	44.445719	151,053.3456
01/01/2012 to 12/31/2012	44.445719	51.496264	137,268.0459
01/01/2013 to 12/31/2013	51.496264	67.660932	131,908.9215
01/01/2014 to 12/31/2014	67.660932	75.279414	113,705.6572
01/01/2015 to 12/31/2015	75.279414	71.285095	110,790.2150
01/01/2016 to 12/31/2016	71.285095	81.176371	103,432.2283
01/01/2017 to 12/31/2017	81.176371	93.245806	101,813.6118
01/01/2018 to 12/31/2018	93.245806	83.186163	96,927.6349
01/01/2019 to 12/31/2019	83.186163	103.366956	87,580.8767
T. Rowe Price Mid Cap Growth Sub-Account (Class B)
01/01/2010 to 12/31/2010	8.036369	10.078183	532,729.0912
01/01/2011 to 12/31/2011	10.078183	9.735655	549,081.3573
01/01/2012 to 12/31/2012	9.735655	10.869334	810,517.3895
01/01/2013 to 12/31/2013	10.869334	14.580492	727,240.1369
01/01/2014 to 12/31/2014	14.580492	16.149772	678,737.2611
01/01/2015 to 12/31/2015	16.149772	16.920211	606,825.7572
01/01/2016 to 12/31/2016	16.920211	17.651325	554,399.3953
01/01/2017 to 12/31/2017	17.651325	21.627224	501,900.2124
01/01/2018 to 12/31/2018	21.627224	20.773818	440,155.1194
01/01/2019 to 12/31/2019	20.773818	26.742170	399,007.0951
A-8

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Victory Sycamore Mid Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	20.170985	24.868818	80,089.6337
01/01/2011 to 12/31/2011	24.868818	23.522724	88,744.5715
01/01/2012 to 12/31/2012	23.522724	26.496199	78,704.6115
01/01/2013 to 12/31/2013	26.496199	33.910186	64,121.9292
01/01/2014 to 12/31/2014	33.910186	36.516974	62,438.3972
01/01/2015 to 12/31/2015	36.516974	32.644245	61,112.4907
01/01/2016 to 12/31/2016	32.644245	37.032845	58,510.7615
01/01/2017 to 12/31/2017	37.032845	39.820499	53,686.7961
01/01/2018 to 12/31/2018	39.820499	35.137970	47,657.0058
01/01/2019 to 12/31/2019	35.137970	44.514283	45,478.9533
Wells Capital Management Mid Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.386674	15.113932	174,699.9031
01/01/2011 to 12/31/2011	15.113932	13.910583	190,749.5557
01/01/2012 to 12/31/2012	13.910583	16.136315	184,279.8003
01/01/2013 to 12/31/2013	16.136315	21.023179	197,420.4713
01/01/2014 to 12/31/2014	21.023179	23.379678	184,154.8335
01/01/2015 to 12/31/2015	23.379678	20.868641	177,664.3727
01/01/2016 to 12/31/2016	20.868641	23.198484	153,941.7477
01/01/2017 to 12/31/2017	23.198484	25.244402	141,143.2458
01/01/2018 to 12/31/2018	25.244402	21.496438	131,458.5037
01/01/2019 to 12/31/2019	21.496438	28.614894	113,028.4021
Western Asset Management Government Income Sub-Account (Class B) (formerly Fidelity Institutional Asset Management® Government Income Sub-Account (Class B))
04/30/2012 to 12/31/2012	10.729226	10.865912	543,315.5563
01/01/2013 to 12/31/2013	10.865912	10.189740	421,108.7642
01/01/2014 to 12/31/2014	10.189740	10.764236	312,403.5294
01/01/2015 to 12/31/2015	10.764236	10.617679	327,330.1225
01/01/2016 to 12/31/2016	10.617679	10.565643	335,245.3430
01/01/2017 to 12/31/2017	10.565643	10.647479	294,917.0090
01/01/2018 to 12/31/2018	10.647479	10.449715	288,824.2620
01/01/2019 to 12/31/2019	10.449715	11.032398	265,690.3887
Brighthouse Funds Trust II
Baillie Gifford International Stock Sub-Account (Class B)
04/29/2013 to 12/31/2013	13.591377	14.875007	209,432.9522
01/01/2014 to 12/31/2014	14.875007	14.121177	199,720.4201
01/01/2015 to 12/31/2015	14.121177	13.568265	194,879.7020
01/01/2016 to 12/31/2016	13.568265	13.999304	191,218.0971
01/01/2017 to 12/31/2017	13.999304	18.547795	152,203.8292
01/01/2018 to 12/31/2018	18.547795	15.083529	159,970.4926
01/01/2019 to 12/31/2019	15.083529	19.615332	141,891.6341
Baillie Gifford International Stock Sub-Account (Class B) (formerly American Funds® International Sub-Account (Class C))
01/01/2010 to 12/31/2010	8.454436	8.876070	307,807.4315
01/01/2011 to 12/31/2011	8.876070	7.472605	386,252.3170
01/01/2012 to 12/31/2012	7.472605	8.618659	353,598.1835
01/01/2013 to 04/26/2013	8.618659	8.927398	0.0000
A-9

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
BlackRock Ultra-Short Term Bond Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.358072	10.173286	845,908.4198
01/01/2011 to 12/31/2011	10.173286	9.992289	1,269,776.3444
01/01/2012 to 12/31/2012	9.992289	9.813061	801,494.1367
01/01/2013 to 12/31/2013	9.813061	9.637997	769,596.1508
01/01/2014 to 12/31/2014	9.637997	9.466058	699,057.8839
01/01/2015 to 12/31/2015	9.466058	9.297185	493,720.2646
01/01/2016 to 12/31/2016	9.297185	9.141565	739,051.8475
01/01/2017 to 12/31/2017	9.141565	9.035909	646,230.4400
01/01/2018 to 12/31/2018	9.035909	9.011288	778,067.4707
01/01/2019 to 12/31/2019	9.011288	9.016758	703,034.8138
Brighthouse Asset Allocation 20 Sub-Account (Class B)
04/28/2014 to 12/31/2014	13.453089	13.682515	221,477.6474
01/01/2015 to 12/31/2015	13.682515	13.359733	112,542.2088
01/01/2016 to 12/31/2016	13.359733	13.715825	144,749.1078
01/01/2017 to 12/31/2017	13.715825	14.405732	87,478.1758
01/01/2018 to 12/31/2018	14.405732	13.777940	98,915.7758
01/01/2019 to 12/31/2019	13.777940	15.120346	60,250.4439
Brighthouse Asset Allocation 40 Sub-Account (Class B) (formerly Met Investors Series Trust - MetLife Defensive Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.826616	11.792861	2,318,169.2964
01/01/2011 to 12/31/2011	11.792861	11.788574	3,510,889.3265
01/01/2012 to 12/31/2012	11.788574	12.840462	3,529,916.2348
01/01/2013 to 12/31/2013	12.840462	13.756466	2,668,087.1699
01/01/2014 to 04/25/2014	13.756466	13.852173	0.0000
Brighthouse Asset Allocation 40 Sub-Account (Class B) (formerly Met Investors Series Trust - MetLife Moderate Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.739578	11.855988	4,458,769.7193
01/01/2011 to 12/31/2011	11.855988	11.631326	4,725,900.4726
01/01/2012 to 12/31/2012	11.631326	12.838561	4,570,484.6304
01/01/2013 to 12/31/2013	12.838561	14.403353	4,424,752.5194
01/01/2014 to 04/25/2014	14.403353	14.448906	0.0000
Brighthouse Asset Allocation 40 Sub-Account (Class B)
04/28/2014 to 12/31/2014	14.036313	14.390080	6,157,991.7590
01/01/2015 to 12/31/2015	14.390080	13.981661	5,143,383.4709
01/01/2016 to 12/31/2016	13.981661	14.568240	4,756,208.3968
01/01/2017 to 12/31/2017	14.568240	15.831892	3,966,386.7331
01/01/2018 to 12/31/2018	15.831892	14.863638	3,512,006.8071
01/01/2019 to 12/31/2019	14.863638	16.875273	3,195,165.9331
Brighthouse Asset Allocation 60 Sub-Account (Class B) (formerly Met Investors Series Trust - MetLife Balanced Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.433553	11.639689	8,665,658.3738
01/01/2011 to 12/31/2011	11.639689	11.237801	8,951,697.6038
01/01/2012 to 12/31/2012	11.237801	12.573811	8,575,041.2148
01/01/2013 to 12/31/2013	12.573811	14.747678	7,989,347.3742
01/01/2014 to 04/25/2014	14.747678	14.749798	0.0000
A-10

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse Asset Allocation 60 Sub-Account (Class B)
04/28/2014 to 12/31/2014	14.434587	14.910526	7,993,799.5486
01/01/2015 to 12/31/2015	14.910526	14.458852	7,116,766.6308
01/01/2016 to 12/31/2016	14.458852	15.209943	6,454,168.5542
01/01/2017 to 12/31/2017	15.209943	17.140160	5,867,506.7686
01/01/2018 to 12/31/2018	17.140160	15.801741	5,256,510.9606
01/01/2019 to 12/31/2019	15.801741	18.534365	4,926,257.7364
Brighthouse Asset Allocation 80 Sub-Account (Class B) (formerly Met Investors Series Trust - MetLife Growth Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.162676	11.527582	6,736,088.0935
01/01/2011 to 12/31/2011	11.527582	10.883780	6,560,061.0536
01/01/2012 to 12/31/2012	10.883780	12.368927	6,311,366.4411
01/01/2013 to 12/31/2013	12.368927	15.296509	6,577,951.3336
01/01/2014 to 04/25/2014	15.296509	15.215505	0.0000
Brighthouse Asset Allocation 80 Sub-Account (Class B) (formerly MetLife Growth Strategy Sub-Account (Class B) and before that Met/Franklin Templeton Founding Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	8.856104	9.571990	774,451.6612
01/01/2011 to 12/31/2011	9.571990	9.236064	750,767.8937
01/01/2012 to 12/31/2012	9.236064	10.532994	681,382.8758
01/01/2013 to 04/26/2013	10.532994	11.324926	0.0000
Brighthouse Asset Allocation 80 Sub-Account (Class B)
04/28/2014 to 12/31/2014	14.408551	14.969507	6,208,735.5670
01/01/2015 to 12/31/2015	14.969507	14.453064	6,075,120.9867
01/01/2016 to 12/31/2016	14.453064	15.350843	5,523,764.5600
01/01/2017 to 12/31/2017	15.350843	17.966920	4,994,745.1747
01/01/2018 to 12/31/2018	17.966920	16.213236	4,549,991.8670
01/01/2019 to 12/31/2019	16.213236	19.702479	4,011,907.0351
Brighthouse/Artisan Mid Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	11.834451	13.339080	160,625.2920
01/01/2011 to 12/31/2011	13.339080	13.951958	157,147.4425
01/01/2012 to 12/31/2012	13.951958	15.288669	150,945.7771
01/01/2013 to 12/31/2013	15.288669	20.498259	145,939.0561
01/01/2014 to 12/31/2014	20.498259	20.469564	132,059.3174
01/01/2015 to 12/31/2015	20.469564	18.161276	125,547.1430
01/01/2016 to 12/31/2016	18.161276	21.877849	117,440.8023
01/01/2017 to 12/31/2017	21.877849	24.183224	103,095.3941
01/01/2018 to 12/31/2018	24.183224	20.562748	97,022.3006
01/01/2019 to 12/31/2019	20.562748	24.929656	94,701.5573
Brighthouse/Dimensional International Small Company Sub-Account (Class B)
01/01/2010 to 12/31/2010	14.197922	17.094897	17,750.1695
01/01/2011 to 12/31/2011	17.094897	14.061559	24,896.1732
01/01/2012 to 12/31/2012	14.061559	16.281954	19,021.0035
01/01/2013 to 12/31/2013	16.281954	20.405601	23,893.2320
01/01/2014 to 12/31/2014	20.405601	18.699838	26,126.0389
01/01/2015 to 12/31/2015	18.699838	19.423236	30,145.8548
01/01/2016 to 12/31/2016	19.423236	20.188248	24,071.7557
01/01/2017 to 12/31/2017	20.188248	25.866578	23,745.9863
01/01/2018 to 12/31/2018	25.866578	20.179051	27,026.2813
01/01/2019 to 12/31/2019	20.179051	24.384360	23,862.6741
A-11

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse/Wellington Core Equity Opportunities (Class B)
05/02/2016 to 12/31/2016	21.749126	22.078608	46,939.0664
01/01/2017 to 12/31/2017	22.078608	25.764862	48,450.7489
01/01/2018 to 12/31/2018	25.764862	25.213359	38,458.3021
01/01/2019 to 12/31/2019	25.213359	32.352260	38,916.1185
Brighthouse/Wellington Core Equity Opportunities (Class B) (formerly Met Investors Series Trust - Pioneer Fund Sub-Account (Class B))
01/01/2010 to 12/31/2010	15.412194	17.548973	8,976.2256
01/01/2011 to 12/31/2011	17.548973	16.396759	21,995.7415
01/01/2012 to 12/31/2012	16.396759	17.773798	26,838.9301
01/01/2013 to 12/31/2013	17.773798	23.167563	24,918.3094
01/01/2014 to 12/31/2014	23.167563	25.241683	25,462.4229
01/01/2015 to 12/31/2015	25.241683	24.729244	21,497.0540
01/01/2016 to 04/29/2016	24.729244	24.850964	0.0000
Brighthouse/Wellington Core Equity Opportunities (Class E)
01/01/2010 to 12/31/2010	11.263222	12.369630	988,566.2802
01/01/2011 to 12/31/2011	12.369630	11.641659	1,011,730.6986
01/01/2012 to 12/31/2012	11.641659	12.885091	950,277.5952
01/01/2013 to 12/31/2013	12.885091	16.898436	862,396.1688
01/01/2014 to 12/31/2014	16.898436	18.330797	784,039.2342
01/01/2015 to 12/31/2015	18.330797	18.411859	721,017.1527
01/01/2016 to 12/31/2016	18.411859	19.376793	632,881.3683
01/01/2017 to 12/31/2017	19.376793	22.632977	571,172.7650
01/01/2018 to 12/31/2018	22.632977	22.171576	489,413.9902
01/01/2019 to 12/31/2019	22.171576	28.476903	400,359.4094
Frontier Mid Cap Growth Sub-Account (Class B)
04/29/2013 to 12/31/2013	14.489942	17.226997	104,959.7195
01/01/2014 to 12/31/2014	17.226997	18.759852	100,082.6764
01/01/2015 to 12/31/2015	18.759852	18.905012	89,294.7471
01/01/2016 to 12/31/2016	18.905012	19.525432	75,843.8349
01/01/2017 to 12/31/2017	19.525432	23.960265	64,046.0939
01/01/2018 to 12/31/2018	23.960265	22.141839	59,358.5226
01/01/2019 to 12/31/2019	22.141839	28.888222	53,742.4121
Frontier Mid Cap Growth Sub-Account (Class B) (formerly Turner Mid Cap Growth Sub-Account (Class B))
01/01/2010 to 12/31/2010	11.303161	14.117238	111,519.0447
01/01/2011 to 12/31/2011	14.117238	12.830735	120,368.8955
01/01/2012 to 12/31/2012	12.830735	13.359163	114,886.1979
01/01/2013 to 04/26/2013	13.359163	14.396828	0.0000
Jennison Growth Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.879438	11.894387	461,580.1896
01/01/2011 to 12/31/2011	11.894387	11.708536	430,002.4357
01/01/2012 to 12/31/2012	11.708536	13.287480	492,148.5559
01/01/2013 to 12/31/2013	13.287480	17.844249	484,571.1445
01/01/2014 to 12/31/2014	17.844249	19.058273	433,207.8481
01/01/2015 to 12/31/2015	19.058273	20.691121	380,968.6759
01/01/2016 to 12/31/2016	20.691121	20.295634	365,295.8564
01/01/2017 to 12/31/2017	20.295634	27.308289	323,202.0921
01/01/2018 to 12/31/2018	27.308289	26.848924	259,222.3838
01/01/2019 to 12/31/2019	26.848924	34.938974	225,069.4844
A-12

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Jennison Growth Sub-Account (Class B) (formerly Jennison Large Cap Equity Sub-Account (Class B) and before that Rainier Large Cap Equity Sub-Account (Class B))
01/01/2010 to 12/31/2010	6.902598	7.822517	91,980.0776
01/01/2011 to 12/31/2011	7.822517	7.388228	92,351.3319
01/01/2012 to 12/31/2012	7.388228	8.175281	90,207.3137
01/01/2013 to 04/26/2013	8.175281	8.774528	0.0000
Jennison Growth Sub-Account (Class B) (formerly Oppenheimer Capital Appreciation Sub-Account (Class B))
01/01/2010 to 12/31/2010	7.525685	8.086054	201,308.1991
01/01/2011 to 12/31/2011	8.086054	7.832451	183,067.1810
01/01/2012 to 04/27/2012	7.832451	8.800013	0.0000
MetLife Aggregate Bond Index Sub-Account (Class G)
01/01/2010 to 12/31/2010	14.272032	14.809536	85,347.7523
01/01/2011 to 12/31/2011	14.809536	15.586135	172,783.1673
01/01/2012 to 12/31/2012	15.586135	15.855089	139,099.8399
01/01/2013 to 12/31/2013	15.855089	15.171972	74,893.2498
01/01/2014 to 12/31/2014	15.171972	15.714905	104,832.5930
01/01/2015 to 12/31/2015	15.714905	15.425862	87,396.1547
01/01/2016 to 12/31/2016	15.425862	15.466796	111,518.9431
01/01/2017 to 12/31/2017	15.466796	15.637896	110,110.0224
01/01/2018 to 12/31/2018	15.637896	15.281988	102,753.2234
01/01/2019 to 12/31/2019	15.281988	16.261603	95,322.6184
MetLife Mid Cap Stock Index Sub-Account (Class G)
01/01/2010 to 12/31/2010	13.296994	16.444869	28,684.3779
01/01/2011 to 12/31/2011	16.444869	15.790359	38,888.9993
01/01/2012 to 12/31/2012	15.790359	18.184822	37,567.8496
01/01/2013 to 12/31/2013	18.184822	23.710385	39,509.1911
01/01/2014 to 12/31/2014	23.710385	25.432717	41,717.3134
01/01/2015 to 12/31/2015	25.432717	24.310190	50,689.4417
01/01/2016 to 12/31/2016	24.310190	28.671634	43,742.3770
01/01/2017 to 12/31/2017	28.671634	32.555673	49,032.0208
01/01/2018 to 12/31/2018	32.555673	28.274176	47,132.1579
01/01/2019 to 12/31/2019	28.274176	34.862102	42,152.1613
MetLife MSCI EAFE® Index Sub-Account (Class G)
01/01/2010 to 12/31/2010	11.373048	12.037580	45,480.3547
01/01/2011 to 12/31/2011	12.037580	10.327221	51,740.3456
01/01/2012 to 12/31/2012	10.327221	11.961547	51,412.3752
01/01/2013 to 12/31/2013	11.961547	14.266681	48,708.3471
01/01/2014 to 12/31/2014	14.266681	13.125095	60,079.1378
01/01/2015 to 12/31/2015	13.125095	12.721950	54,498.6340
01/01/2016 to 12/31/2016	12.721950	12.616036	58,955.5923
01/01/2017 to 12/31/2017	12.616036	15.433067	78,130.5483
01/01/2018 to 12/31/2018	15.433067	13.015614	80,712.4383
01/01/2019 to 12/31/2019	13.015614	15.541783	76,558.4500
A-13

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
MetLife Russell 2000® Index Sub-Account (Class G)
01/01/2010 to 12/31/2010	13.465685	16.736517	29,015.0172
01/01/2011 to 12/31/2011	16.736517	15.727087	35,946.3647
01/01/2012 to 12/31/2012	15.727087	17.907911	42,277.3969
01/01/2013 to 12/31/2013	17.907911	24.293548	45,200.4306
01/01/2014 to 12/31/2014	24.293548	24.988752	55,062.5462
01/01/2015 to 12/31/2015	24.988752	23.429556	54,385.1766
01/01/2016 to 12/31/2016	23.429556	27.826941	43,258.3917
01/01/2017 to 12/31/2017	27.826941	31.240082	42,028.5167
01/01/2018 to 12/31/2018	31.240082	27.241574	40,406.6098
01/01/2019 to 12/31/2019	27.241574	33.498718	40,927.8803
MetLife Stock Index Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.234088	11.510447	370,136.6356
01/01/2011 to 12/31/2011	11.510447	11.492700	364,952.2498
01/01/2012 to 12/31/2012	11.492700	13.030657	303,641.9255
01/01/2013 to 12/31/2013	13.030657	16.858533	371,734.3409
01/01/2014 to 12/31/2014	16.858533	18.730418	360,852.0887
01/01/2015 to 12/31/2015	18.730418	18.568010	264,816.7071
01/01/2016 to 12/31/2016	18.568010	20.316679	278,030.1178
01/01/2017 to 12/31/2017	20.316679	24.197045	282,900.1224
01/01/2018 to 12/31/2018	24.197045	22.619497	243,078.2074
01/01/2019 to 12/31/2019	22.619497	29.064543	216,673.5801
MFS ® Value Sub-Account (Class B)
04/29/2013 to 12/31/2013	17.811965	20.756199	129,233.7603
01/01/2014 to 12/31/2014	20.756199	22.539090	166,692.4695
01/01/2015 to 12/31/2015	22.539090	22.056313	168,045.1130
01/01/2016 to 12/31/2016	22.056313	24.716370	162,446.7805
01/01/2017 to 12/31/2017	24.716370	28.545114	150,571.7939
01/01/2018 to 12/31/2018	28.545114	25.162022	144,838.5054
01/01/2019 to 12/31/2019	25.162022	32.088995	124,251.3597
MFS ® Value Sub-Account (Class B) (formerly Met/Franklin Mutual Shares Sub-Account (Class B))
01/01/2010 to 12/31/2010	8.073191	8.803303	228,063.3366
01/01/2011 to 12/31/2011	8.803303	8.599289	259,249.7696
01/01/2012 to 12/31/2012	8.599289	9.620356	224,585.0002
01/01/2013 to 04/26/2013	9.620356	10.524851	0.0000
Neuberger Berman Genesis Sub-Account (Class B)
04/29/2013 to 12/31/2013	19.068260	23.747926	119,505.2549
01/01/2014 to 12/31/2014	23.747926	23.254168	109,502.6963
01/01/2015 to 12/31/2015	23.254168	22.926111	94,216.8883
01/01/2016 to 12/31/2016	22.926111	26.659045	84,634.7442
01/01/2017 to 12/31/2017	26.659045	30.240358	75,566.9975
01/01/2018 to 12/31/2018	30.240358	27.623231	66,557.3984
01/01/2019 to 12/31/2019	27.623231	35.108600	61,956.4099
Neuberger Berman Genesis Sub-Account (Class B) (formerly MLA Mid Cap Sub-Account (Class B))
01/01/2010 to 12/31/2010	12.450655	15.024065	181,642.0882
01/01/2011 to 12/31/2011	15.024065	13.977994	178,436.4345
01/01/2012 to 12/31/2012	13.977994	14.452926	167,787.7448
01/01/2013 to 04/26/2013	14.452926	15.651038	0.0000
A-14

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
T. Rowe Price Large Cap Growth Sub-Account (Class B)
04/29/2013 to 12/31/2013	16.444247	20.707934	166,484.6595
01/01/2014 to 12/31/2014	20.707934	22.133589	176,174.0102
01/01/2015 to 12/31/2015	22.133589	24.024065	207,625.1577
01/01/2016 to 12/31/2016	24.024065	23.956932	194,069.6210
01/01/2017 to 12/31/2017	23.956932	31.408174	180,375.0546
01/01/2018 to 12/31/2018	31.408174	30.488738	175,708.8452
01/01/2019 to 12/31/2019	30.488738	39.105028	168,316.5255
T. Rowe Price Large Cap Growth Sub-Account (Class B) (formerly RCM Technology Sub-Account (Class B))
01/01/2010 to 12/31/2010	5.306594	6.655218	362,848.6249
01/01/2011 to 12/31/2011	6.655218	5.889901	421,512.8825
01/01/2012 to 12/31/2012	5.889901	6.485249	413,789.1663
01/01/2013 to 04/26/2013	6.485249	6.773144	0.0000
VanEck Global Natural Resources Sub-Account (Class B)
01/01/2010 to 12/31/2010	14.718034	18.651343	169,126.0623
01/01/2011 to 12/31/2011	18.651343	15.264514	100,967.4669
01/01/2012 to 12/31/2012	15.264514	15.377272	110,787.5642
01/01/2013 to 12/31/2013	15.377272	16.727253	68,924.5753
01/01/2014 to 12/31/2014	16.727253	13.336181	74,110.8328
01/01/2015 to 12/31/2015	13.336181	8.807343	92,814.3262
01/01/2016 to 12/31/2016	8.807343	12.433905	79,949.3711
01/01/2017 to 12/31/2017	12.433905	12.122223	89,389.3962
01/01/2018 to 12/31/2018	12.122223	8.469812	92,775.4730
01/01/2019 to 12/31/2019	8.469812	9.346090	105,218.8317
Western Asset Management Strategic Bond Opportunities Sub-Account (Class B)
05/02/2016 to 12/31/2016	27.518509	28.467128	174,530.6987
01/01/2017 to 12/31/2017	28.467128	30.178689	150,084.4596
01/01/2018 to 12/31/2018	30.178689	28.444730	131,540.0397
01/01/2019 to 12/31/2019	28.444730	31.914025	117,406.2674
Western Asset Management Strategic Bond Opportunities Sub-Account (Class B) (formerly Met Investors Series Trust - Lord Abbett Bond Debenture Sub-Account (Class B))
01/01/2010 to 12/31/2010	20.317210	22.542192	228,658.2640
01/01/2011 to 12/31/2011	22.542192	23.128254	219,893.8399
01/01/2012 to 12/31/2012	23.128254	25.654361	214,780.1153
01/01/2013 to 12/31/2013	25.654361	27.207186	201,400.9415
01/01/2014 to 12/31/2014	27.207186	28.012247	182,924.3744
01/01/2015 to 12/31/2015	28.012247	26.914264	172,861.8385
01/01/2016 to 04/29/2016	26.914264	27.695839	0.0000
Western Asset Management Strategic Bond Opportunities Sub-Account (Class E)
05/02/2016 to 12/31/2016	28.080394	29.073825	25,841.5303
01/01/2017 to 12/31/2017	29.073825	30.836944	20,816.4316
01/01/2018 to 12/31/2018	30.836944	29.098007	19,848.8707
01/01/2019 to 12/31/2019	29.098007	32.664980	14,528.9626
Western Asset Management Strategic Bond Opportunities Sub-Account (Class E) (formerly Met Investors Series Trust - Pioneer Strategic Income Sub-Account (Class E))
05/03/2010 to 12/31/2010	11.733980	12.292535	300,739.3689
01/01/2011 to 12/31/2011	12.292535	12.491238	73,904.8937
01/01/2012 to 12/31/2012	12.491238	13.672498	61,376.5128
01/01/2013 to 12/31/2013	13.672498	13.618052	64,019.2717
01/01/2014 to 12/31/2014	13.618052	13.969333	77,835.6827
01/01/2015 to 12/31/2015	13.969333	13.520174	62,667.7243
01/01/2016 to 04/29/2016	13.520174	13.837231	0.0000
A-15

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Western Asset Management U.S. Government Sub-Account (Class B)
01/01/2010 to 12/31/2010	15.720806	16.288453	209,021.9079
01/01/2011 to 12/31/2011	16.288453	16.841092	268,944.0108
01/01/2012 to 12/31/2012	16.841092	17.043155	254,635.0206
01/01/2013 to 12/31/2013	17.043155	16.587579	200,804.5790
01/01/2014 to 12/31/2014	16.587579	16.707126	195,468.5770
01/01/2015 to 12/31/2015	16.707126	16.459462	181,040.5173
01/01/2016 to 12/31/2016	16.459462	16.330939	181,832.4746
01/01/2017 to 12/31/2017	16.330939	16.309229	178,384.3189
01/01/2018 to 12/31/2018	16.309229	16.128436	202,829.6513
01/01/2019 to 12/31/2019	16.128436	16.756325	177,519.6861
A-16

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse Funds Trust I
AB Global Dynamic Allocation Sub-Account (Class B)
04/30/2012 to 12/31/2012	10.198697	10.532766	1,845,581.3520
01/01/2013 to 12/31/2013	10.532766	11.520955	1,922,115.2669
01/01/2014 to 12/31/2014	11.520955	12.171233	1,813,569.0144
01/01/2015 to 12/31/2015	12.171233	12.047422	1,658,247.6091
01/01/2016 to 12/31/2016	12.047422	12.282548	1,553,831.7663
01/01/2017 to 12/31/2017	12.282548	13.734327	1,388,620.7615
01/01/2018 to 12/31/2018	13.734327	12.573134	1,252,124.0619
01/01/2019 to 12/31/2019	12.573134	14.610049	1,122,367.8364
American Funds® Balanced Allocation Sub-Account (Class C)
01/01/2010 to 12/31/2010	8.911697	9.836852	3,774,031.1524
01/01/2011 to 12/31/2011	9.836852	9.475085	4,291,432.4986
01/01/2012 to 12/31/2012	9.475085	10.585364	4,037,602.5993
01/01/2013 to 12/31/2013	10.585364	12.347940	4,099,671.7183
01/01/2014 to 12/31/2014	12.347940	12.887037	3,850,449.2433
01/01/2015 to 12/31/2015	12.887037	12.593002	3,551,027.7166
01/01/2016 to 12/31/2016	12.593002	13.361005	3,225,553.5123
01/01/2017 to 12/31/2017	13.361005	15.366105	2,908,282.6889
01/01/2018 to 12/31/2018	15.366105	14.468900	2,799,612.0399
01/01/2019 to 12/31/2019	14.468900	17.019664	2,650,195.5575
American Funds® Growth Allocation Sub-Account (Class C)
01/01/2010 to 12/31/2010	8.377803	9.356566	2,062,989.3547
01/01/2011 to 12/31/2011	9.356566	8.772532	2,102,886.8724
01/01/2012 to 12/31/2012	8.772532	10.027496	1,982,502.2891
01/01/2013 to 12/31/2013	10.027496	12.346139	1,851,845.6812
01/01/2014 to 12/31/2014	12.346139	12.926295	1,708,429.2231
01/01/2015 to 12/31/2015	12.926295	12.624971	1,614,788.1552
01/01/2016 to 12/31/2016	12.624971	13.537668	1,569,741.3117
01/01/2017 to 12/31/2017	13.537668	16.167443	1,767,981.0121
01/01/2018 to 12/31/2018	16.167443	14.991551	1,666,570.9097
01/01/2019 to 12/31/2019	14.991551	18.240810	1,555,538.2641
American Funds® Growth Sub-Account (Class C)
01/01/2010 to 12/31/2010	7.861733	9.154919	1,094,026.5361
01/01/2011 to 12/31/2011	9.154919	8.595309	1,344,515.0553
01/01/2012 to 12/31/2012	8.595309	9.930956	1,194,008.8336
01/01/2013 to 12/31/2013	9.930956	12.684406	1,015,882.4198
01/01/2014 to 12/31/2014	12.684406	13.504638	688,422.2148
01/01/2015 to 12/31/2015	13.504638	14.153010	601,920.5278
01/01/2016 to 12/31/2016	14.153010	15.195759	490,703.2406
01/01/2017 to 12/31/2017	15.195759	19.128010	432,787.9062
01/01/2018 to 12/31/2018	19.128010	18.728781	349,935.9306
01/01/2019 to 12/31/2019	18.728781	24.023256	311,822.7603
A-17

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
American Funds® Moderate Allocation Sub-Account (Class C)
01/01/2010 to 12/31/2010	9.320117	10.080914	2,288,339.5629
01/01/2011 to 12/31/2011	10.080914	9.940216	2,636,644.5223
01/01/2012 to 12/31/2012	9.940216	10.841879	2,590,866.7994
01/01/2013 to 12/31/2013	10.841879	12.112423	2,379,435.5479
01/01/2014 to 12/31/2014	12.112423	12.646648	2,104,208.9805
01/01/2015 to 12/31/2015	12.646648	12.355551	1,957,894.9733
01/01/2016 to 12/31/2016	12.355551	13.012197	1,851,864.9112
01/01/2017 to 12/31/2017	13.012197	14.466527	1,651,334.1043
01/01/2018 to 12/31/2018	14.466527	13.749483	1,433,022.2499
01/01/2019 to 12/31/2019	13.749483	15.717439	1,317,090.4330
AQR Global Risk Balanced Sub-Account (Class B)
04/30/2012 to 12/31/2012	11.130359	11.521583	2,333,873.7994
01/01/2013 to 12/31/2013	11.521583	10.954170	1,923,354.9837
01/01/2014 to 12/31/2014	10.954170	11.211254	1,803,967.0510
01/01/2015 to 12/31/2015	11.211254	9.977033	1,442,436.3994
01/01/2016 to 12/31/2016	9.977033	10.698538	1,272,166.7775
01/01/2017 to 12/31/2017	10.698538	11.561296	1,101,452.9086
01/01/2018 to 12/31/2018	11.561296	10.654507	997,010.1160
01/01/2019 to 12/31/2019	10.654507	12.573833	868,666.5926
BlackRock Global Tactical Strategies Sub-Account (Class B)
04/30/2012 to 12/31/2012	9.954140	10.262698	3,262,778.8453
01/01/2013 to 12/31/2013	10.262698	11.140953	3,455,195.7467
01/01/2014 to 12/31/2014	11.140953	11.612740	3,367,024.6781
01/01/2015 to 12/31/2015	11.612740	11.415986	3,121,350.9291
01/01/2016 to 12/31/2016	11.415986	11.732651	2,813,754.3242
01/01/2017 to 12/31/2017	11.732651	13.083641	2,501,219.3263
01/01/2018 to 12/31/2018	13.083641	11.949881	2,249,533.0359
01/01/2019 to 12/31/2019	11.949881	14.185827	2,029,315.6615
BlackRock High Yield Sub-Account (Class B)
01/01/2010 to 12/31/2010	17.709663	20.177578	175,963.4708
01/01/2011 to 12/31/2011	20.177578	20.323542	212,336.0903
01/01/2012 to 12/31/2012	20.323542	23.307882	203,457.5504
01/01/2013 to 12/31/2013	23.307882	25.078819	162,701.3025
01/01/2014 to 12/31/2014	25.078819	25.494051	155,762.3475
01/01/2015 to 12/31/2015	25.494051	24.073973	188,356.7323
01/01/2016 to 12/31/2016	24.073973	27.003572	165,638.7150
01/01/2017 to 12/31/2017	27.003572	28.638306	152,408.3220
01/01/2018 to 12/31/2018	28.638306	27.371492	117,340.6286
01/01/2019 to 12/31/2019	27.371492	30.938035	97,194.1753
Brighthouse Asset Allocation 100 Sub-Account (Class B)
01/01/2010 to 12/31/2010	9.996887	11.461735	878,206.9195
01/01/2011 to 12/31/2011	11.461735	10.628642	1,142,277.0532
01/01/2012 to 12/31/2012	10.628642	12.210162	1,070,917.6956
01/01/2013 to 12/31/2013	12.210162	15.562098	1,003,466.7128
01/01/2014 to 12/31/2014	15.562098	16.094408	976,529.0955
01/01/2015 to 12/31/2015	16.094408	15.520856	898,403.1297
01/01/2016 to 12/31/2016	15.520856	16.645894	853,141.2595
01/01/2017 to 12/31/2017	16.645894	20.139654	738,351.1652
01/01/2018 to 12/31/2018	20.139654	17.823455	665,439.5319
01/01/2019 to 12/31/2019	17.823455	22.360991	612,616.5706
A-18

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse Balanced Plus Sub-Account (Class B)
04/30/2012 to 12/31/2012	9.981038	10.430094	3,112,615.6854
01/01/2013 to 12/31/2013	10.430094	11.738718	3,583,803.7247
01/01/2014 to 12/31/2014	11.738718	12.667006	3,284,814.3925
01/01/2015 to 12/31/2015	12.667006	11.956388	3,260,530.8171
01/01/2016 to 12/31/2016	11.956388	12.750893	3,051,165.5258
01/01/2017 to 12/31/2017	12.750893	14.849650	2,801,110.1298
01/01/2018 to 12/31/2018	14.849650	13.536803	2,945,906.9699
01/01/2019 to 12/31/2019	13.536803	16.461352	2,683,845.1955
Brighthouse Small Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	14.813199	17.478914	285,138.2241
01/01/2011 to 12/31/2011	17.478914	15.656440	262,633.5484
01/01/2012 to 12/31/2012	15.656440	18.177905	240,951.5194
01/01/2013 to 12/31/2013	18.177905	23.694123	227,742.2052
01/01/2014 to 12/31/2014	23.694123	23.718022	211,742.6241
01/01/2015 to 12/31/2015	23.718022	22.079104	194,257.2078
01/01/2016 to 12/31/2016	22.079104	28.520132	163,890.0948
01/01/2017 to 12/31/2017	28.520132	31.352531	151,787.9990
01/01/2018 to 12/31/2018	31.352531	26.152137	144,355.2347
01/01/2019 to 12/31/2019	26.152137	33.143342	129,181.7467
Brighthouse/Aberdeen Emerging Markets Equity Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.236000	12.456715	454,052.5988
01/01/2011 to 12/31/2011	12.456715	9.966333	558,034.5419
01/01/2012 to 12/31/2012	9.966333	11.660563	466,500.5315
01/01/2013 to 12/31/2013	11.660563	10.903862	452,640.4430
01/01/2014 to 12/31/2014	10.903862	10.031008	468,185.0236
01/01/2015 to 12/31/2015	10.031008	8.508161	578,090.8443
01/01/2016 to 12/31/2016	8.508161	9.336201	508,846.7432
01/01/2017 to 12/31/2017	9.336201	11.791357	467,945.3730
01/01/2018 to 12/31/2018	11.791357	9.957627	425,535.2977
01/01/2019 to 12/31/2019	9.957627	11.832932	365,513.9441
Brighthouse/Eaton Vance Floating Rate Sub-Account (Class B)
05/03/2010 to 12/31/2010	9.997808	10.208891	26,504.7791
01/01/2011 to 12/31/2011	10.208891	10.248932	72,180.4264
01/01/2012 to 12/31/2012	10.248932	10.824756	81,489.9582
01/01/2013 to 12/31/2013	10.824756	11.061605	186,476.1946
01/01/2014 to 12/31/2014	11.061605	10.966157	211,282.5040
01/01/2015 to 12/31/2015	10.966157	10.701976	195,325.7074
01/01/2016 to 12/31/2016	10.701976	11.508315	185,347.2568
01/01/2017 to 12/31/2017	11.508315	11.742641	165,616.4103
01/01/2018 to 12/31/2018	11.742641	11.591122	134,109.9998
01/01/2019 to 12/31/2019	11.591122	12.208832	118,962.1677
Brighthouse/Franklin Low Duration Total Return Sub-Account (Class B)
05/02/2011 to 12/31/2011	9.987809	9.753794	37,183.5212
01/01/2012 to 12/31/2012	9.753794	10.020301	58,136.5523
01/01/2013 to 12/31/2013	10.020301	9.975715	320,862.1165
01/01/2014 to 12/31/2014	9.975715	9.921220	388,213.2182
01/01/2015 to 12/31/2015	9.921220	9.702965	457,633.5966
01/01/2016 to 12/31/2016	9.702965	9.848164	479,751.9689
01/01/2017 to 12/31/2017	9.848164	9.821338	443,054.8460
01/01/2018 to 12/31/2018	9.821338	9.706790	375,911.9943
01/01/2019 to 12/31/2019	9.706790	9.995579	361,784.8051
A-19

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse/Templeton International Bond Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.882555	12.160270	93,176.0214
01/01/2011 to 12/31/2011	12.160270	11.928070	85,239.8173
01/01/2012 to 12/31/2012	11.928070	13.414839	175,210.2113
01/01/2013 to 12/31/2013	13.414839	13.338870	79,337.4497
01/01/2014 to 12/31/2014	13.338870	13.276865	58,300.9684
01/01/2015 to 12/31/2015	13.276865	12.522582	46,621.9683
01/01/2016 to 12/31/2016	12.522582	12.431603	54,873.2519
01/01/2017 to 12/31/2017	12.431603	12.251928	52,042.3457
01/01/2018 to 12/31/2018	12.251928	12.177368	40,115.4833
01/01/2019 to 12/31/2019	12.177368	12.124010	46,509.7401
Clarion Global Real Estate Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.315905	14.072750	91,826.0722
01/01/2011 to 12/31/2011	14.072750	13.076104	113,388.9036
01/01/2012 to 12/31/2012	13.076104	16.211779	105,634.9231
01/01/2013 to 12/31/2013	16.211779	16.520134	120,497.6141
01/01/2014 to 12/31/2014	16.520134	18.414936	111,531.1870
01/01/2015 to 12/31/2015	18.414936	17.868635	100,686.1756
01/01/2016 to 12/31/2016	17.868635	17.738721	79,965.9156
01/01/2017 to 12/31/2017	17.738721	19.333840	80,454.1584
01/01/2018 to 12/31/2018	19.333840	17.380355	73,912.8146
01/01/2019 to 12/31/2019	17.380355	21.348207	63,585.2367
Harris Oakmark International Sub-Account (Class B)
01/01/2010 to 12/31/2010	17.147896	19.646879	360,290.3449
01/01/2011 to 12/31/2011	19.646879	16.579144	449,696.2090
01/01/2012 to 12/31/2012	16.579144	21.087207	295,333.0442
01/01/2013 to 12/31/2013	21.087207	27.080001	352,769.6008
01/01/2014 to 12/31/2014	27.080001	25.107104	309,436.3043
01/01/2015 to 12/31/2015	25.107104	23.591232	261,454.1996
01/01/2016 to 12/31/2016	23.591232	25.115377	243,326.9073
01/01/2017 to 12/31/2017	25.115377	32.239119	212,214.4393
01/01/2018 to 12/31/2018	32.239119	24.119180	208,444.8698
01/01/2019 to 12/31/2019	24.119180	29.556221	194,730.9429
Invesco Balanced-Risk Allocation Sub-Account (Class B)
04/30/2012 to 12/31/2012	1.010680	1.046550	3,393,320.3342
01/01/2013 to 12/31/2013	1.046550	1.049106	3,585,601.3185
01/01/2014 to 12/31/2014	1.049106	1.090072	2,135,117.7495
01/01/2015 to 12/31/2015	1.090072	1.027660	1,801,334.4149
01/01/2016 to 12/31/2016	1.027660	1.129845	2,353,807.0346
01/01/2017 to 12/31/2017	1.129845	1.223161	2,026,700.5913
01/01/2018 to 12/31/2018	1.223161	1.126185	1,807,930.6555
01/01/2019 to 12/31/2019	1.126185	1.277658	1,084,265.3896
Invesco Comstock Sub-Account (Class B)
01/01/2010 to 12/31/2010	9.008179	10.184113	318,535.0728
01/01/2011 to 12/31/2011	10.184113	9.876117	329,908.2400
01/01/2012 to 12/31/2012	9.876117	11.518581	310,131.1776
01/01/2013 to 12/31/2013	11.518581	15.347858	340,088.2061
01/01/2014 to 12/31/2014	15.347858	16.510796	329,929.4960
01/01/2015 to 12/31/2015	16.510796	15.278501	272,706.8844
01/01/2016 to 12/31/2016	15.278501	17.636921	242,742.6648
01/01/2017 to 12/31/2017	17.636921	20.485749	207,554.6489
01/01/2018 to 12/31/2018	20.485749	17.708449	178,607.6176
01/01/2019 to 12/31/2019	17.708449	21.776497	169,999.4781
A-20

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Invesco Small Cap Growth Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.611958	15.661715	165,668.3114
01/01/2011 to 12/31/2011	15.661715	15.246982	184,600.9777
01/01/2012 to 12/31/2012	15.246982	17.739074	178,343.0383
01/01/2013 to 12/31/2013	17.739074	24.471397	149,419.5319
01/01/2014 to 12/31/2014	24.471397	25.988140	145,521.4093
01/01/2015 to 12/31/2015	25.988140	25.138346	136,596.6172
01/01/2016 to 12/31/2016	25.138346	27.568205	120,873.8144
01/01/2017 to 12/31/2017	27.568205	34.004978	103,635.2593
01/01/2018 to 12/31/2018	34.004978	30.434608	84,012.0071
01/01/2019 to 12/31/2019	30.434608	37.262435	79,962.2538
JPMorgan Core Bond Sub-Account (Class B)
04/29/2013 to 12/31/2013	11.120984	10.564513	518,293.7216
01/01/2014 to 12/31/2014	10.564513	10.926236	574,339.5610
01/01/2015 to 12/31/2015	10.926236	10.804739	690,540.7799
01/01/2016 to 12/31/2016	10.804739	10.870355	714,349.0489
01/01/2017 to 12/31/2017	10.870355	11.052567	754,883.9525
01/01/2018 to 12/31/2018	11.052567	10.878523	633,053.4221
01/01/2019 to 12/31/2019	10.878523	11.585313	576,062.5690
JPMorgan Core Bond Sub-Account (Class B) (formerly JPMorgan Core Bond Sub-Account (Class C) and before that American Funds® Bond Sub-Account (Class C))
01/01/2010 to 12/31/2010	9.864681	10.300392	446,455.8058
01/01/2011 to 12/31/2011	10.300392	10.724159	484,715.9799
01/01/2012 to 12/31/2012	10.724159	11.071850	498,075.0031
01/01/2013 to 04/26/2013	11.071850	11.043124	0.0000
JPMorgan Global Active Allocation Sub-Account (Class B)
04/30/2012 to 12/31/2012	1.012734	1.048594	595,461.4182
01/01/2013 to 12/31/2013	1.048594	1.145329	2,405,091.1984
01/01/2014 to 12/31/2014	1.145329	1.205777	3,484,051.3643
01/01/2015 to 12/31/2015	1.205777	1.197250	3,526,715.8549
01/01/2016 to 12/31/2016	1.197250	1.212451	3,703,456.5480
01/01/2017 to 12/31/2017	1.212451	1.392023	2,959,305.6440
01/01/2018 to 12/31/2018	1.392023	1.271347	2,966,874.3540
01/01/2019 to 12/31/2019	1.271347	1.462777	2,594,557.3601
JPMorgan Global Active Allocation Sub-Account (Class B) (formerly Allianz Global Investors Dynamic Multi-Asset Plus Sub-Account (Class B))
04/28/2014 to 12/31/2014	0.996823	1.038973	103,589.6716
01/01/2015 to 12/31/2015	1.038973	1.012423	257,008.4638
01/01/2016 to 12/31/2016	1.012423	1.016230	259,670.8437
01/01/2017 to 12/31/2017	1.016230	1.155048	320,170.3352
01/01/2018 to 04/30/2018	1.155048	1.125675	0.0000
Loomis Sayles Global Allocation Sub-Account (Class B) (formerly Loomis Sayles Global Markets Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.761189	12.921756	195,525.3583
01/01/2011 to 12/31/2011	12.921756	12.528496	261,267.3683
01/01/2012 to 12/31/2012	12.528496	14.416084	243,391.2529
01/01/2013 to 12/31/2013	14.416084	16.617317	187,223.0412
01/01/2014 to 12/31/2014	16.617317	16.920561	315,058.8972
01/01/2015 to 12/31/2015	16.920561	16.856421	294,341.9832
01/01/2016 to 12/31/2016	16.856421	17.381346	244,094.5389
01/01/2017 to 12/31/2017	17.381346	21.035397	227,300.1855
01/01/2018 to 12/31/2018	21.035397	19.584392	204,671.2023
01/01/2019 to 12/31/2019	19.584392	24.578639	183,485.2250
A-21

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Loomis Sayles Growth Sub-Account (Class B) (formerly ClearBridge Aggressive Growth Sub-Account (Class B))
01/01/2010 to 12/31/2010	6.107641	7.440526	187,332.0888
01/01/2011 to 12/31/2011	7.440526	7.560468	414,451.2122
01/01/2012 to 12/31/2012	7.560468	8.816804	409,387.9530
01/01/2013 to 12/31/2013	8.816804	12.633734	402,527.6846
01/01/2014 to 12/31/2014	12.633734	14.782210	604,196.1620
01/01/2015 to 12/31/2015	14.782210	13.960351	613,300.0917
01/01/2016 to 12/31/2016	13.960351	14.107032	562,251.8922
01/01/2017 to 12/31/2017	14.107032	16.439507	497,674.5968
01/01/2018 to 12/31/2018	16.439507	15.035283	433,902.8950
01/01/2019 to 12/31/2019	15.035283	18.284080	408,382.9715
Loomis Sayles Growth Sub-Account (Class B) (formerly ClearBridge Aggressive Growth Sub-Account (Class B) and before that ClearBridge Aggressive Growth Sub-Account II (Class B))
05/03/2010 to 12/31/2010	142.925755	146.788850	4,431.6810
01/01/2011 to 12/31/2011	146.788850	133.563610	7,561.2698
01/01/2012 to 12/31/2012	133.563610	161.026092	7,408.2287
01/01/2013 to 12/31/2013	161.026092	204.087712	8,125.3225
01/01/2014 to 04/25/2014	204.087712	212.384108	0.0000
Loomis Sayles Growth Sub-Account (Class B) (formerly ClearBridge Aggressive Growth Sub-Account (Class B) and before that Legg Mason Value Equity Sub-Account (Class B))
01/01/2010 to 12/31/2010	6.255989	6.608321	240,044.7999
01/01/2011 to 04/29/2011	6.608321	7.022114	0.0000
MetLife Multi-Index Targeted Risk Sub-Account (Class B)
04/29/2013 to 12/31/2013	10.786819	11.263869	75,951.2114
01/01/2014 to 12/31/2014	11.263869	12.111669	426,111.4846
01/01/2015 to 12/31/2015	12.111669	11.774980	548,661.2728
01/01/2016 to 12/31/2016	11.774980	12.093488	508,883.4107
01/01/2017 to 12/31/2017	12.093488	13.752054	493,376.8403
01/01/2018 to 12/31/2018	13.752054	12.560227	184,216.0590
01/01/2019 to 12/31/2019	12.560227	15.044533	194,799.2086
MFS ® Research International Sub-Account (Class B)
01/01/2010 to 12/31/2010	13.030672	14.286492	329,410.6128
01/01/2011 to 12/31/2011	14.286492	12.553706	311,896.8896
01/01/2012 to 12/31/2012	12.553706	14.417451	303,554.8816
01/01/2013 to 12/31/2013	14.417451	16.921007	268,510.8346
01/01/2014 to 12/31/2014	16.921007	15.495135	281,968.5074
01/01/2015 to 12/31/2015	15.495135	14.978675	386,354.3356
01/01/2016 to 12/31/2016	14.978675	14.611887	386,619.7830
01/01/2017 to 12/31/2017	14.611887	18.429475	340,588.2485
01/01/2018 to 12/31/2018	18.429475	15.597047	291,175.1412
01/01/2019 to 12/31/2019	15.597047	19.695613	242,947.2540
PanAgora Global Diversified Risk Sub-Account (Class B)
04/28/2014 to 12/31/2014	0.999781	1.034159	13,609.7785
01/01/2015 to 12/31/2015	1.034159	0.962001	65,416.9257
01/01/2016 to 12/31/2016	0.962001	1.052040	358,019.8355
01/01/2017 to 12/31/2017	1.052040	1.165823	174,768.6500
01/01/2018 to 12/31/2018	1.165823	1.060121	161,653.7398
01/01/2019 to 12/31/2019	1.060121	1.272760	266,229.6024
A-22

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
PIMCO Inflation Protected Bond Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.792237	13.566288	992,052.2633
01/01/2011 to 12/31/2011	13.566288	14.839021	1,147,374.4821
01/01/2012 to 12/31/2012	14.839021	15.935720	1,104,195.2781
01/01/2013 to 12/31/2013	15.935720	14.228159	913,147.6301
01/01/2014 to 12/31/2014	14.228159	14.407427	785,635.2479
01/01/2015 to 12/31/2015	14.407427	13.737772	661,374.5059
01/01/2016 to 12/31/2016	13.737772	14.193534	584,640.4391
01/01/2017 to 12/31/2017	14.193534	14.453257	570,456.8539
01/01/2018 to 12/31/2018	14.453257	13.879957	501,140.3861
01/01/2019 to 12/31/2019	13.879957	14.789368	456,851.1965
PIMCO Total Return Sub-Account (Class B)
01/01/2010 to 12/31/2010	15.153372	16.131354	1,890,771.0046
01/01/2011 to 12/31/2011	16.131354	16.379191	2,199,505.9997
01/01/2012 to 12/31/2012	16.379191	17.612171	2,063,278.4485
01/01/2013 to 12/31/2013	17.612171	17.000630	1,865,779.9282
01/01/2014 to 12/31/2014	17.000630	17.432118	1,636,945.8309
01/01/2015 to 12/31/2015	17.432118	17.156288	1,367,737.5455
01/01/2016 to 12/31/2016	17.156288	17.324603	1,246,836.0647
01/01/2017 to 12/31/2017	17.324603	17.817737	1,229,746.9414
01/01/2018 to 12/31/2018	17.817737	17.493087	1,097,198.0663
01/01/2019 to 12/31/2019	17.493087	18.672168	1,019,276.5613
Schroders Global Multi-Asset Sub-Account (Class B) (formerly Schroders Global Multi-Asset Portfolio II Sub-Account (Class B) and before that Pyramis® Managed Risk Sub-Account (Class B))
04/29/2013 to 12/31/2013	10.215538	10.738134	21,510.3983
01/01/2014 to 12/31/2014	10.738134	11.480851	100,283.0940
01/01/2015 to 12/31/2015	11.480851	11.157230	144,172.5138
01/01/2016 to 12/31/2016	11.157230	11.481478	80,159.6682
01/01/2017 to 12/31/2017	11.481478	13.160991	160,441.3633
01/01/2018 to 04/30/2018	13.160991	12.579190	0.0000
Schroders Global Multi-Asset Sub-Account (Class B)
04/30/2012 to 12/31/2012	1.010712	1.066681	248,559.2253
01/01/2013 to 12/31/2013	1.066681	1.155891	855,492.6101
01/01/2014 to 12/31/2014	1.155891	1.225580	1,291,733.1858
01/01/2015 to 12/31/2015	1.225580	1.195524	1,281,901.3323
01/01/2016 to 12/31/2016	1.195524	1.243060	1,299,737.7568
01/01/2017 to 12/31/2017	1.243060	1.398277	1,122,815.3127
01/01/2018 to 12/31/2018	1.398277	1.246292	2,642,721.8149
01/01/2019 to 12/31/2019	1.246292	1.490117	2,546,111.0014
SSGA Growth and Income ETF Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.466056	11.560613	853,369.3052
01/01/2011 to 12/31/2011	11.560613	11.498218	1,628,872.8606
01/01/2012 to 12/31/2012	11.498218	12.768225	1,861,336.5315
01/01/2013 to 12/31/2013	12.768225	14.190487	1,106,032.2462
01/01/2014 to 12/31/2014	14.190487	14.776889	983,976.9019
01/01/2015 to 12/31/2015	14.776889	14.256839	1,106,170.8116
01/01/2016 to 12/31/2016	14.256839	14.842093	986,072.1681
01/01/2017 to 12/31/2017	14.842093	16.923820	827,612.2291
01/01/2018 to 12/31/2018	16.923820	15.567926	790,674.0094
01/01/2019 to 12/31/2019	15.567926	18.325134	731,374.6580
A-23

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
SSGA Growth ETF Sub-Account (Class B)
01/01/2010 to 12/31/2010	9.918888	11.143167	340,239.7660
01/01/2011 to 12/31/2011	11.143167	10.733165	355,421.1251
01/01/2012 to 12/31/2012	10.733165	12.149667	361,903.6134
01/01/2013 to 12/31/2013	12.149667	14.117733	1,087,080.9617
01/01/2014 to 12/31/2014	14.117733	14.640983	1,068,142.6057
01/01/2015 to 12/31/2015	14.640983	14.075594	1,074,408.6675
01/01/2016 to 12/31/2016	14.075594	14.805146	1,013,485.9027
01/01/2017 to 12/31/2017	14.805146	17.431987	743,160.8630
01/01/2018 to 12/31/2018	17.431987	15.653310	706,253.9345
01/01/2019 to 12/31/2019	15.653310	18.862239	712,161.4000
T. Rowe Price Large Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	41.921405	48.277737	101,133.1539
01/01/2011 to 12/31/2011	48.277737	45.607572	93,570.0980
01/01/2012 to 12/31/2012	45.607572	52.948759	85,965.8333
01/01/2013 to 12/31/2013	52.948759	69.708565	84,163.6157
01/01/2014 to 12/31/2014	69.708565	77.712882	93,273.0030
01/01/2015 to 12/31/2015	77.712882	73.736832	94,226.0087
01/01/2016 to 12/31/2016	73.736832	84.136378	59,502.7564
01/01/2017 to 12/31/2017	84.136378	96.838777	47,358.4854
01/01/2018 to 12/31/2018	96.838777	86.565567	49,780.0391
01/01/2019 to 12/31/2019	86.565567	107.781509	48,374.9397
T. Rowe Price Mid Cap Growth Sub-Account (Class B)
01/01/2010 to 12/31/2010	8.213605	10.321049	584,406.6373
01/01/2011 to 12/31/2011	10.321049	9.990196	517,150.9386
01/01/2012 to 12/31/2012	9.990196	11.175965	494,742.3147
01/01/2013 to 12/31/2013	11.175965	15.021807	444,707.8351
01/01/2014 to 12/31/2014	15.021807	16.671898	406,427.2778
01/01/2015 to 12/31/2015	16.671898	17.502220	403,147.3546
01/01/2016 to 12/31/2016	17.502220	18.295040	419,495.6777
01/01/2017 to 12/31/2017	18.295040	22.460657	383,086.0111
01/01/2018 to 12/31/2018	22.460657	21.617822	345,047.3851
01/01/2019 to 12/31/2019	21.617822	27.884362	303,833.2988
Victory Sycamore Mid Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	20.198268	24.952252	57,250.3683
01/01/2011 to 12/31/2011	24.952252	23.648823	73,807.8948
01/01/2012 to 12/31/2012	23.648823	26.691850	70,191.4652
01/01/2013 to 12/31/2013	26.691850	34.228939	57,501.2402
01/01/2014 to 12/31/2014	34.228939	36.934034	45,490.3395
01/01/2015 to 12/31/2015	36.934034	33.083227	44,362.6880
01/01/2016 to 12/31/2016	33.083227	37.605994	41,251.2049
01/01/2017 to 12/31/2017	37.605994	40.517502	38,608.5310
01/01/2018 to 12/31/2018	40.517502	35.825051	32,946.3180
01/01/2019 to 12/31/2019	35.825051	45.475548	27,794.9063
A-24

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Wells Capital Management Mid Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.528083	15.317038	109,867.5579
01/01/2011 to 12/31/2011	15.317038	14.125705	224,557.2869
01/01/2012 to 12/31/2012	14.125705	16.418830	198,291.4015
01/01/2013 to 12/31/2013	16.418830	21.434056	206,981.0138
01/01/2014 to 12/31/2014	21.434056	23.884333	164,016.6077
01/01/2015 to 12/31/2015	23.884333	21.361815	234,113.2309
01/01/2016 to 12/31/2016	21.361815	23.794257	213,888.7880
01/01/2017 to 12/31/2017	23.794257	25.944391	203,993.2875
01/01/2018 to 12/31/2018	25.944391	22.137023	149,354.3326
01/01/2019 to 12/31/2019	22.137023	29.526576	117,914.9202
Western Asset Management Government Income Sub-Account (Class B) (formerly Fidelity Institutional Asset Management® Government Income Sub-Account (Class B))
04/30/2012 to 12/31/2012	10.750877	10.902463	477,214.1632
01/01/2013 to 12/31/2013	10.902463	10.244493	393,625.4837
01/01/2014 to 12/31/2014	10.244493	10.843739	369,488.7291
01/01/2015 to 12/31/2015	10.843739	10.717518	346,207.0042
01/01/2016 to 12/31/2016	10.717518	10.686344	307,883.8788
01/01/2017 to 12/31/2017	10.686344	10.790616	274,716.8702
01/01/2018 to 12/31/2018	10.790616	10.611515	258,516.2140
01/01/2019 to 12/31/2019	10.611515	11.225648	282,618.4746
Brighthouse Funds Trust II
Baillie Gifford International Stock Sub-Account (Class B)
04/29/2013 to 12/31/2013	9.064514	9.933979	529,720.9944
01/01/2014 to 12/31/2014	9.933979	9.449439	415,273.8837
01/01/2015 to 12/31/2015	9.449439	9.097637	327,948.8246
01/01/2016 to 12/31/2016	9.097637	9.405442	266,648.0848
01/01/2017 to 12/31/2017	9.405442	12.486203	225,661.4082
01/01/2018 to 12/31/2018	12.486203	10.174561	206,517.8560
01/01/2019 to 12/31/2019	10.174561	13.257959	170,542.4360
Baillie Gifford International Stock Sub-Account (Class B) (formerly American Funds® International Sub-Account (Class C))
01/01/2010 to 12/31/2010	8.483058	8.923930	641,172.5348
01/01/2011 to 12/31/2011	8.923930	7.527931	748,738.6029
01/01/2012 to 12/31/2012	7.527931	8.699940	660,430.1085
01/01/2013 to 04/26/2013	8.699940	9.017323	0.0000
BlackRock Ultra-Short Term Bond Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.586364	10.418325	1,185,692.2225
01/01/2011 to 12/31/2011	10.418325	10.253403	1,161,425.3883
01/01/2012 to 12/31/2012	10.253403	10.089764	919,864.3212
01/01/2013 to 12/31/2013	10.089764	9.929608	930,600.7115
01/01/2014 to 12/31/2014	9.929608	9.771994	791,234.0973
01/01/2015 to 12/31/2015	9.771994	9.616882	660,889.0832
01/01/2016 to 12/31/2016	9.616882	9.474845	724,001.7368
01/01/2017 to 12/31/2017	9.474845	9.384038	593,542.2110
01/01/2018 to 12/31/2018	9.384038	9.377309	535,361.8286
01/01/2019 to 12/31/2019	9.377309	9.401787	524,950.5351
A-25

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse Asset Allocation 20 Sub-Account (Class B)
04/28/2014 to 12/31/2014	13.698319	13.950796	115,740.2404
01/01/2015 to 12/31/2015	13.950796	13.648964	39,575.4149
01/01/2016 to 12/31/2016	13.648964	14.040820	69,275.3430
01/01/2017 to 12/31/2017	14.040820	14.776512	66,689.6479
01/01/2018 to 12/31/2018	14.776512	14.161020	42,300.4148
01/01/2019 to 12/31/2019	14.161020	15.571860	60,523.5039
Brighthouse Asset Allocation 40 Sub-Account (Class B) (formerly Met Investors Series Trust - MetLife Defensive Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.938981	11.939096	2,009,956.5756
01/01/2011 to 12/31/2011	11.939096	11.958591	2,142,166.2253
01/01/2012 to 12/31/2012	11.958591	13.051863	2,116,973.2366
01/01/2013 to 12/31/2013	13.051863	14.010940	1,711,001.0004
01/01/2014 to 04/25/2014	14.010940	14.117312	0.0000
Brighthouse Asset Allocation 40 Sub-Account (Class B) (formerly Met Investors Series Trust - MetLife Moderate Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.851048	12.003012	3,357,134.8173
01/01/2011 to 12/31/2011	12.003012	11.799088	3,602,458.2586
01/01/2012 to 12/31/2012	11.799088	13.049943	3,404,395.6274
01/01/2013 to 12/31/2013	13.049943	14.669803	3,215,638.7069
01/01/2014 to 04/25/2014	14.669803	14.725478	0.0000
Brighthouse Asset Allocation 40 Sub-Account (Class B)
04/28/2014 to 12/31/2014	14.292191	14.672253	4,471,162.5533
01/01/2015 to 12/31/2015	14.672253	14.284376	4,024,961.7907
01/01/2016 to 12/31/2016	14.284376	14.913452	3,675,505.0495
01/01/2017 to 12/31/2017	14.913452	16.239397	3,253,995.4466
01/01/2018 to 12/31/2018	16.239397	15.276927	2,835,888.2586
01/01/2019 to 12/31/2019	15.276927	17.379216	2,497,547.3840
Brighthouse Asset Allocation 60 Sub-Account (Class B) (formerly Met Investors Series Trust - MetLife Balanced Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.541860	11.784043	5,932,653.2631
01/01/2011 to 12/31/2011	11.784043	11.399904	6,200,509.7628
01/01/2012 to 12/31/2012	11.399904	12.780853	5,887,433.9949
01/01/2013 to 12/31/2013	12.780853	15.020517	5,662,973.2035
01/01/2014 to 04/25/2014	15.020517	15.032150	0.0000
Brighthouse Asset Allocation 60 Sub-Account (Class B)
04/28/2014 to 12/31/2014	14.697744	15.202924	5,387,842.7532
01/01/2015 to 12/31/2015	15.202924	14.771918	4,758,345.0008
01/01/2016 to 12/31/2016	14.771918	15.570381	4,317,837.8815
01/01/2017 to 12/31/2017	15.570381	17.581357	3,923,268.2547
01/01/2018 to 12/31/2018	17.581357	16.241134	3,627,600.1621
01/01/2019 to 12/31/2019	16.241134	19.087875	3,306,981.2163
Brighthouse Asset Allocation 80 Sub-Account (Class B) (formerly Met Investors Series Trust - MetLife Growth Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.268189	11.670563	4,682,873.0423
01/01/2011 to 12/31/2011	11.670563	11.040799	4,536,961.1692
01/01/2012 to 12/31/2012	11.040799	12.572620	4,276,638.6692
01/01/2013 to 12/31/2013	12.572620	15.579528	4,679,471.5785
01/01/2014 to 04/25/2014	15.579528	15.506799	0.0000
A-26

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse Asset Allocation 80 Sub-Account (Class B) (formerly MetLife Growth Strategy Sub-Account (Class B) and before that Met/Franklin Templeton Founding Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	8.886076	9.623600	937,701.7061
01/01/2011 to 12/31/2011	9.623600	9.304422	932,497.8537
01/01/2012 to 12/31/2012	9.304422	10.632302	791,021.1921
01/01/2013 to 04/26/2013	10.632302	11.438970	0.0000
Brighthouse Asset Allocation 80 Sub-Account (Class B)
04/28/2014 to 12/31/2014	14.671265	15.263092	4,643,460.1733
01/01/2015 to 12/31/2015	15.263092	14.766037	4,377,886.5972
01/01/2016 to 12/31/2016	14.766037	15.714653	4,181,086.0951
01/01/2017 to 12/31/2017	15.714653	18.429430	3,862,884.9980
01/01/2018 to 12/31/2018	18.429430	16.664108	3,622,231.6096
01/01/2019 to 12/31/2019	16.664108	20.290920	3,218,684.2436
Brighthouse/Artisan Mid Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.095358	13.660430	125,979.6440
01/01/2011 to 12/31/2011	13.660430	14.316621	138,318.0041
01/01/2012 to 12/31/2012	14.316621	15.719850	130,875.3804
01/01/2013 to 12/31/2013	15.719850	21.118530	124,227.6055
01/01/2014 to 12/31/2014	21.118530	21.131208	98,607.1212
01/01/2015 to 12/31/2015	21.131208	18.785869	77,553.5257
01/01/2016 to 12/31/2016	18.785869	22.675559	70,917.1078
01/01/2017 to 12/31/2017	22.675559	25.115015	64,669.2719
01/01/2018 to 12/31/2018	25.115015	21.398067	57,213.5149
01/01/2019 to 12/31/2019	21.398067	25.994304	52,351.0369
Brighthouse/Dimensional International Small Company Sub-Account (Class B)
01/01/2010 to 12/31/2010	14.231178	17.169192	23,646.0200
01/01/2011 to 12/31/2011	17.169192	14.150930	42,389.3668
01/01/2012 to 12/31/2012	14.150930	16.418403	26,180.6012
01/01/2013 to 12/31/2013	16.418403	20.617768	26,973.7432
01/01/2014 to 12/31/2014	20.617768	18.932119	35,126.5611
01/01/2015 to 12/31/2015	18.932119	19.703879	47,753.9719
01/01/2016 to 12/31/2016	19.703879	20.520943	42,502.3497
01/01/2017 to 12/31/2017	20.520943	26.345304	43,710.9992
01/01/2018 to 12/31/2018	26.345304	20.593947	42,750.8972
01/01/2019 to 12/31/2019	20.593947	24.935526	37,394.4540
Brighthouse/Wellington Core Equity Opportunities (Class B)
05/02/2016 to 12/31/2016	22.348644	22.717309	94,872.8872
01/01/2017 to 12/31/2017	22.717309	26.563097	93,371.6635
01/01/2018 to 12/31/2018	26.563097	26.046865	77,332.2939
01/01/2019 to 12/31/2019	26.046865	33.488665	67,669.3050
Brighthouse/Wellington Core Equity Opportunities (Class B) (formerly Met Investors Series Trust - Pioneer Fund Sub-Account (Class B))
01/01/2010 to 12/31/2010	15.910675	18.152803	12,464.1050
01/01/2011 to 12/31/2011	18.152803	16.994843	19,180.1518
01/01/2012 to 12/31/2012	16.994843	18.459187	17,350.7569
01/01/2013 to 12/31/2013	18.459187	24.109085	16,277.9677
01/01/2014 to 12/31/2014	24.109085	26.320086	15,332.1857
01/01/2015 to 12/31/2015	26.320086	25.837392	15,367.1553
01/01/2016 to 04/29/2016	25.837392	25.981652	0.0000
A-27

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse/Wellington Core Equity Opportunities (Class E)
01/01/2010 to 12/31/2010	11.511510	12.667599	818,477.6201
01/01/2011 to 12/31/2011	12.667599	11.945921	826,579.3817
01/01/2012 to 12/31/2012	11.945921	13.248456	700,888.4385
01/01/2013 to 12/31/2013	13.248456	17.409738	600,590.1574
01/01/2014 to 12/31/2014	17.409738	18.923249	532,694.4722
01/01/2015 to 12/31/2015	18.923249	19.044988	543,351.0771
01/01/2016 to 12/31/2016	19.044988	20.083227	465,691.3169
01/01/2017 to 12/31/2017	20.083227	23.504930	425,118.6651
01/01/2018 to 12/31/2018	23.504930	23.072132	333,469.3612
01/01/2019 to 12/31/2019	23.072132	29.692882	265,124.0444
Frontier Mid Cap Growth Sub-Account (Class B)
04/29/2013 to 12/31/2013	14.753325	17.563771	94,505.6784
01/01/2014 to 12/31/2014	17.563771	19.164892	93,381.6377
01/01/2015 to 12/31/2015	19.164892	19.351862	72,951.4773
01/01/2016 to 12/31/2016	19.351862	20.026964	69,484.5156
01/01/2017 to 12/31/2017	20.026964	24.624744	60,638.0470
01/01/2018 to 12/31/2018	24.624744	22.801743	55,183.9045
01/01/2019 to 12/31/2019	22.801743	29.808748	48,554.0036
Frontier Mid Cap Growth Sub-Account (Class B) (formerly Turner Mid Cap Growth Sub-Account (Class B))
01/01/2010 to 12/31/2010	11.432244	14.307007	110,690.7083
01/01/2011 to 12/31/2011	14.307007	13.029205	110,892.0865
01/01/2012 to 12/31/2012	13.029205	13.593123	113,318.3026
01/01/2013 to 04/26/2013	13.593123	14.658279	0.0000
Jennison Growth Sub-Account (Class B)
01/01/2010 to 12/31/2010	11.069917	12.126850	430,897.2911
01/01/2011 to 12/31/2011	12.126850	11.961220	464,938.4878
01/01/2012 to 12/31/2012	11.961220	13.601550	503,657.9198
01/01/2013 to 12/31/2013	13.601550	18.302575	434,074.2684
01/01/2014 to 12/31/2014	18.302575	19.586920	387,843.2866
01/01/2015 to 12/31/2015	19.586920	21.307636	322,251.3773
01/01/2016 to 12/31/2016	21.307636	20.942211	302,668.0330
01/01/2017 to 12/31/2017	20.942211	28.234472	242,141.0940
01/01/2018 to 12/31/2018	28.234472	27.815447	199,153.3722
01/01/2019 to 12/31/2019	27.815447	36.269188	178,749.1838
Jennison Growth Sub-Account (Class B) (formerly Jennison Large Cap Equity Sub-Account (Class B) and before that Rainier Large Cap Equity Sub-Account (Class B))
01/01/2010 to 12/31/2010	6.932672	7.872314	33,096.8974
01/01/2011 to 12/31/2011	7.872314	7.450121	43,785.0402
01/01/2012 to 12/31/2012	7.450121	8.260356	39,057.8375
01/01/2013 to 04/26/2013	8.260356	8.871479	0.0000
Jennison Growth Sub-Account (Class B) (formerly Oppenheimer Capital Appreciation Sub-Account (Class B))
01/01/2010 to 12/31/2010	7.691650	8.280910	156,679.8752
01/01/2011 to 12/31/2011	8.280910	8.037222	128,040.6046
01/01/2012 to 04/27/2012	8.037222	9.035962	0.0000
A-28

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
MetLife Aggregate Bond Index Sub-Account (Class G)
01/01/2010 to 12/31/2010	14.593884	15.173825	112,066.7293
01/01/2011 to 12/31/2011	15.173825	16.001403	153,515.7808
01/01/2012 to 12/31/2012	16.001403	16.310287	237,160.0269
01/01/2013 to 12/31/2013	16.310287	15.638812	198,797.9322
01/01/2014 to 12/31/2014	15.638812	16.230879	188,191.8210
01/01/2015 to 12/31/2015	16.230879	15.964250	214,374.9806
01/01/2016 to 12/31/2016	15.964250	16.038659	230,701.8258
01/01/2017 to 12/31/2017	16.038659	16.248460	247,256.0399
01/01/2018 to 12/31/2018	16.248460	15.910625	222,699.8444
01/01/2019 to 12/31/2019	15.910625	16.964428	216,078.5348
MetLife Mid Cap Stock Index Sub-Account (Class G)
01/01/2010 to 12/31/2010	13.552069	16.793842	48,269.9494
01/01/2011 to 12/31/2011	16.793842	16.157675	79,313.0679
01/01/2012 to 12/31/2012	16.157675	18.645282	77,114.2958
01/01/2013 to 12/31/2013	18.645282	24.359398	73,845.4134
01/01/2014 to 12/31/2014	24.359398	26.181194	69,468.9866
01/01/2015 to 12/31/2015	26.181194	25.075747	65,776.7335
01/01/2016 to 12/31/2016	25.075747	29.633721	65,627.8255
01/01/2017 to 12/31/2017	29.633721	33.715240	60,015.3953
01/01/2018 to 12/31/2018	33.715240	29.340250	49,620.3330
01/01/2019 to 12/31/2019	29.340250	36.248996	42,448.0828
MetLife MSCI EAFE® Index Sub-Account (Class G)
01/01/2010 to 12/31/2010	11.629649	12.333790	65,250.9196
01/01/2011 to 12/31/2011	12.333790	10.602515	103,394.5704
01/01/2012 to 12/31/2012	10.602515	12.305116	92,277.7979
01/01/2013 to 12/31/2013	12.305116	14.705830	88,090.2287
01/01/2014 to 12/31/2014	14.705830	13.556208	91,698.3107
01/01/2015 to 12/31/2015	13.556208	13.166143	127,489.1035
01/01/2016 to 12/31/2016	13.166143	13.082675	125,927.1617
01/01/2017 to 12/31/2017	13.082675	16.035829	119,623.3283
01/01/2018 to 12/31/2018	16.035829	13.551212	114,108.5473
01/01/2019 to 12/31/2019	13.551212	16.213725	105,456.3848
MetLife Russell 2000® Index Sub-Account (Class G)
01/01/2010 to 12/31/2010	13.769524	17.148383	51,800.7447
01/01/2011 to 12/31/2011	17.148383	16.146327	114,281.1689
01/01/2012 to 12/31/2012	16.146327	18.422276	78,697.5928
01/01/2013 to 12/31/2013	18.422276	25.041316	138,950.8715
01/01/2014 to 12/31/2014	25.041316	25.809501	101,725.8521
01/01/2015 to 12/31/2015	25.809501	24.247567	153,022.3305
01/01/2016 to 12/31/2016	24.247567	28.856113	141,188.6117
01/01/2017 to 12/31/2017	28.856113	32.460147	138,231.2455
01/01/2018 to 12/31/2018	32.460147	28.362526	99,146.9580
01/01/2019 to 12/31/2019	28.362526	34.946959	76,868.5625
A-29

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
MetLife Stock Index Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.426819	11.748324	241,738.6344
01/01/2011 to 12/31/2011	11.748324	11.751302	286,897.5958
01/01/2012 to 12/31/2012	11.751302	13.347990	244,264.9301
01/01/2013 to 12/31/2013	13.347990	17.300179	226,003.6786
01/01/2014 to 12/31/2014	17.300179	19.255728	274,056.3891
01/01/2015 to 12/31/2015	19.255728	19.123163	266,831.6433
01/01/2016 to 12/31/2016	19.123163	20.961805	267,377.2644
01/01/2017 to 12/31/2017	20.961805	25.010210	261,014.0888
01/01/2018 to 12/31/2018	25.010210	23.422030	194,904.2335
01/01/2019 to 12/31/2019	23.422030	30.149953	176,003.3162
MFS ® Value Sub-Account (Class B)
04/29/2013 to 12/31/2013	18.346666	21.408098	248,755.5923
01/01/2014 to 12/31/2014	21.408098	23.293524	135,771.0417
01/01/2015 to 12/31/2015	23.293524	22.840233	120,529.0710
01/01/2016 to 12/31/2016	22.840233	25.646065	128,640.0348
01/01/2017 to 12/31/2017	25.646065	29.677927	125,751.2113
01/01/2018 to 12/31/2018	29.677927	26.213290	90,352.7092
01/01/2019 to 12/31/2019	26.213290	33.496589	79,715.4496
MFS ® Value Sub-Account (Class B) (formerly Met/Franklin Mutual Shares Sub-Account (Class B))
01/01/2010 to 12/31/2010	8.100526	8.850782	378,377.4866
01/01/2011 to 12/31/2011	8.850782	8.662946	462,832.5598
01/01/2012 to 12/31/2012	8.662946	9.711073	580,819.1858
01/01/2013 to 04/26/2013	9.711073	10.630851	0.0000
Neuberger Berman Genesis Sub-Account (Class B)
04/29/2013 to 12/31/2013	16.179191	20.176973	79,647.6518
01/01/2014 to 12/31/2014	20.176973	19.797033	73,420.9722
01/01/2015 to 12/31/2015	19.797033	19.556829	57,578.0426
01/01/2016 to 12/31/2016	19.556829	22.786677	48,679.4183
01/01/2017 to 12/31/2017	22.786677	25.899379	43,186.9899
01/01/2018 to 12/31/2018	25.899379	23.705606	36,453.5443
01/01/2019 to 12/31/2019	23.705606	30.189687	33,376.2387
Neuberger Berman Genesis Sub-Account (Class B) (formerly MLA Mid Cap Sub-Account (Class B))
01/01/2010 to 12/31/2010	12.696966	15.351926	74,817.3325
01/01/2011 to 12/31/2011	15.351926	14.311582	93,511.0641
01/01/2012 to 12/31/2012	14.311582	14.827643	91,660.6118
01/01/2013 to 04/26/2013	14.827643	16.067029	0.0000
T. Rowe Price Large Cap Growth Sub-Account (Class B)
04/29/2013 to 12/31/2013	7.004515	8.832540	330,613.1298
01/01/2014 to 12/31/2014	8.832540	9.459526	272,764.4471
01/01/2015 to 12/31/2015	9.459526	10.288041	325,124.8726
01/01/2016 to 12/31/2016	10.288041	10.279831	377,131.9248
01/01/2017 to 12/31/2017	10.279831	13.504012	332,045.2566
01/01/2018 to 12/31/2018	13.504012	13.135104	297,399.1813
01/01/2019 to 12/31/2019	13.135104	16.880884	265,918.9032
T. Rowe Price Large Cap Growth Sub-Account (Class B) (formerly RCM Technology Sub-Account (Class B))
01/01/2010 to 12/31/2010	5.423684	6.815663	196,528.5354
01/01/2011 to 12/31/2011	6.815663	6.043953	239,925.5071
01/01/2012 to 12/31/2012	6.043953	6.668266	244,215.1087
01/01/2013 to 04/26/2013	6.668266	6.968715	0.0000
A-30

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
VanEck Global Natural Resources Sub-Account (Class B)
01/01/2010 to 12/31/2010	14.752537	18.732453	58,944.2536
01/01/2011 to 12/31/2011	18.732453	15.361565	104,300.6714
01/01/2012 to 12/31/2012	15.361565	15.506197	117,500.0134
01/01/2013 to 12/31/2013	15.506197	16.901273	83,365.2180
01/01/2014 to 12/31/2014	16.901273	13.501963	86,504.6299
01/01/2015 to 12/31/2015	13.501963	8.934732	80,290.3614
01/01/2016 to 12/31/2016	8.934732	12.638993	62,421.6116
01/01/2017 to 12/31/2017	12.638993	12.346767	65,261.5681
01/01/2018 to 12/31/2018	12.346767	8.644100	62,452.1042
01/01/2019 to 12/31/2019	8.644100	9.557503	63,396.1948
Western Asset Management Strategic Bond Opportunities Sub-Account (Class B)
05/02/2016 to 12/31/2016	28.728516	29.758273	129,993.3845
01/01/2017 to 12/31/2017	29.758273	31.610434	117,064.6110
01/01/2018 to 12/31/2018	31.610434	29.854206	102,597.5374
01/01/2019 to 12/31/2019	29.854206	33.562451	92,912.0372
Western Asset Management Strategic Bond Opportunities Sub-Account (Class B) (formerly Met Investors Series Trust - Lord Abbett Bond Debenture Sub-Account (Class B))
01/01/2010 to 12/31/2010	20.764874	23.084982	169,790.1780
01/01/2011 to 12/31/2011	23.084982	23.732450	169,109.3782
01/01/2012 to 12/31/2012	23.732450	26.377521	172,572.3148
01/01/2013 to 12/31/2013	26.377521	28.030120	151,059.2293
01/01/2014 to 12/31/2014	28.030120	28.917307	138,948.4516
01/01/2015 to 12/31/2015	28.917307	27.839496	127,479.1355
01/01/2016 to 04/29/2016	27.839496	28.666781	0.0000
Western Asset Management Strategic Bond Opportunities Sub-Account (Class E)
05/02/2016 to 12/31/2016	29.315106	30.392485	28,294.8075
01/01/2017 to 12/31/2017	30.392485	32.299917	26,906.6614
01/01/2018 to 12/31/2018	32.299917	30.539851	21,960.7784
01/01/2019 to 12/31/2019	30.539851	34.352191	18,976.6587
Western Asset Management Strategic Bond Opportunities Sub-Account (Class E) (formerly Met Investors Series Trust - Pioneer Strategic Income Sub-Account (Class E))
05/03/2010 to 12/31/2010	11.776604	12.353553	24,975.1993
01/01/2011 to 12/31/2011	12.353553	12.578305	43,228.5500
01/01/2012 to 12/31/2012	12.578305	13.795504	66,664.2473
01/01/2013 to 12/31/2013	13.795504	13.768082	44,296.4677
01/01/2014 to 12/31/2014	13.768082	14.151507	58,550.8101
01/01/2015 to 12/31/2015	14.151507	13.723918	58,207.4665
01/01/2016 to 04/29/2016	13.723918	14.054991	0.0000
A-31

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Western Asset Management U.S. Government Sub-Account (Class B)
01/01/2010 to 12/31/2010	16.205260	16.824014	153,498.6564
01/01/2011 to 12/31/2011	16.824014	17.429548	188,245.4498
01/01/2012 to 12/31/2012	17.429548	17.674177	181,523.1922
01/01/2013 to 12/31/2013	17.674177	17.236178	165,487.1999
01/01/2014 to 12/31/2014	17.236178	17.395157	142,531.7202
01/01/2015 to 12/31/2015	17.395157	17.171609	111,048.5874
01/01/2016 to 12/31/2016	17.171609	17.071639	108,310.8239
01/01/2017 to 12/31/2017	17.071639	17.082986	102,468.2414
01/01/2018 to 12/31/2018	17.082986	16.927627	110,687.4487
01/01/2019 to 12/31/2019	16.927627	17.621838	102,745.9165
Discontinued Investment Portfolios.
The following Investment Portfolios are no longer available for allocations of new Purchase Payments or transfers of Account Value (excluding rebalancing and dollar cost averaging programs in existence at the time of closing): Metropolitan Series Fund: Met/Wellington Core Equity Opportunities Portfolio (Class E) (formerly WMC Core Equity Opportunities Portfolio) (closed effective May 1, 2016); and Metropolitan Series Fund: Western Asset Management Strategic Bond Opportunities Portfolio (Class E) (closed effective May 1, 2016).
Effective as of May 1, 2011, Met Investors Series Trust: Legg Mason Value Equity Portfolio (Class B) merged into Met Investors Series Trust: ClearBridge Aggressive Growth Portfolio (Class B) (formerly Legg Mason ClearBridge Aggressive Growth Portfolio).
Effective as of April 30, 2012, Met Investors Series Trust: Oppenheimer Capital Appreciation Portfolio (Class B) merged into Metropolitan Series Fund: Jennison Growth Portfolio (Class B).
Effective as of April 29, 2013:
•	Met Investors Series Trust: American Funds® International Portfolio (Class C) merged into Metropolitan Series Fund: Baillie Gifford International Stock Portfolio (Class B);
•	Met Investors Series Trust: Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio) (Class B) merged into Metropolitan Series Fund: Jennison Growth Portfolio (Class B);
•	Met Investors Series Trust: Met/Franklin Mutual Shares Portfolio (Class B) merged into Metropolitan Series Fund: MFS® Value Portfolio (Class B);
•	Met Investors Series Trust: Met/Franklin Templeton Founding Strategy Portfolio (Class B) merged into Met Investors Series Trust: MetLife Growth Strategy Portfolio (Class B);
•	Met Investors Series Trust: MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio) (Class B) merged into Metropolitan Series Fund: Neuberger Berman Genesis Portfolio (Class B);
•	Met Investors Series Trust: RCM Technology Portfolio (Class B) merged into Metropolitan Series Fund: T. Rowe Price Large Cap Growth Portfolio (Class B); and
•	Met Investors Series Trust: Turner Mid Cap Growth Portfolio (Class B) merged into Metropolitan Series Fund: Frontier Mid Cap Growth Portfolio (Class B).
Effective as of April 28, 2014:
A-32

APPENDIX A
Condensed Financial Information (continued)
•	Met Investors Series Trust: ClearBridge Aggressive Growth Portfolio II (Class B) (formerly Janus Forty Portfolio) merged into Met Investors Series Trust: ClearBridge Aggressive Growth Portfolio (Class B);
•	Met Investors Series Trust: MetLife Defensive Strategy Portfolio (Class B) merged into Metropolitan Series Fund: MetLife Asset Allocation 40 Portfolio (Class B);
•	Met Investors Series Trust: MetLife Moderate Strategy Portfolio (Class B) merged into Metropolitan Series Fund: MetLife Asset Allocation 40 Portfolio (Class B);
•	Met Investors Series Trust: MetLife Balanced Strategy Portfolio (Class B) merged into Metropolitan Series Fund: MetLife Asset Allocation 60 Portfolio (Class B); and
•	Met Investors Series Trust: MetLife Growth Strategy Portfolio (Class B) merged into Metropolitan Series Fund: MetLife Asset Allocation 80 Portfolio (Class B).
Effective as of May 1, 2016:
•	Met Investors Series Trust: Lord Abbett Bond Debenture Portfolio (Class B) merged into Metropolitan Series Fund: Western Asset Management Strategic Bond Opportunities Portfolio (Class B);
•	Met Investors Series Trust: Pioneer Fund Portfolio (Class B) merged into Metropolitan Series Fund: Met/Wellington Core Equity Opportunities Portfolio (Class B); and
•	Met Investors Series Trust: Pioneer Strategic Income Portfolio (Class E) merged into Metropolitan Series Fund: Western Asset Management Strategic Bond Opportunities Portfolio (Class E).
Effective as of April 30, 2018:
•	Brighthouse Funds Trust I: Allianz Global Investors Dynamic Multi-Asset Plus Portfolio merged into Brighthouse Funds Trust I: JPMorgan Global Active Allocation Portfolio; and
•	Brighthouse Funds Trust I: Schroders Global Multi-Asset Portfolio II (formerly Pyramis® Managed Risk Portfolio) merged into Brighthouse Funds Trust I: Schroders Global Multi-Asset Portfolio.
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APPENDIX B
Participating Investment Portfolios
Below are the advisers and subadvisers and investment objectives of each Investment Portfolio available under the contract. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.
Investment Portfolio	Investment Objective	Investment Adviser/Subadviser
Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio (Class B)	Seeks capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadviser: AllianceBernstein L.P.
American Funds® Balanced Allocation Portfolio (Class C)	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Investment Advisers, LLC
American Funds® Growth Allocation Portfolio (Class C)	Seeks growth of capital.	Brighthouse Investment Advisers, LLC
American Funds® Growth Portfolio (Class C)	Seeks to achieve growth of capital.	Brighthouse Investment Advisers, LLC; Capital Research and Management CompanySM
American Funds® Moderate Allocation Portfolio (Class C)	Seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Investment Advisers, LLC
AQR Global Risk Balanced Portfolio (Class B)	Seeks total return.	Brighthouse Investment Advisers, LLC Subadviser: AQR Capital Management, LLC
BlackRock Global Tactical Strategies Portfolio (Class B)	Seeks capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.
BlackRock High Yield Portfolio (Class B)	Seeks to maximize total return, consistent with income generation and prudent investment management.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.
Brighthouse Asset Allocation 100 Portfolio (Class B)	Seeks growth of capital.	Brighthouse Investment Advisers, LLC
Brighthouse Balanced Plus Portfolio (Class B)	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Overlay Portion: Pacific Investment Management Company LLC
Brighthouse Small Cap Value Portfolio (Class B)	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadvisers: Delaware Investments Fund Advisers; Wells Capital Management Incorporated
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class B)	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Aberdeen Asset Managers Limited
Brighthouse/Eaton Vance Floating Rate Portfolio (Class B)	Seeks a high level of current income.	Brighthouse Investment Advisers, LLC Subadviser: Eaton Vance Management
Brighthouse/Franklin Low Duration Total Return Portfolio (Class B)	Seeks a high level of current income, while seeking preservation of shareholders’ capital.	Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.
Brighthouse/Templeton International Bond Portfolio (Class B)#	Seeks current income with capital appreciation and growth of income.	Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.
Clarion Global Real Estate Portfolio (Class B)	Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadviser: CBRE Clarion Securities LLC
Harris Oakmark International Portfolio (Class B)	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.
Invesco Balanced-Risk Allocation Portfolio (Class B)	Seeks total return.	Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.
Invesco Comstock Portfolio (Class B)	Seeks capital growth and income.	Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.
Invesco Small Cap Growth Portfolio (Class B)	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.
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Investment Portfolio	Investment Objective	Investment Adviser/Subadviser
JPMorgan Core Bond Portfolio (Class B)	Seeks to maximize total return.	Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.
JPMorgan Global Active Allocation Portfolio (Class B)	Seeks capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.
Loomis Sayles Global Allocation Portfolio (Class B)	Seeks high total investment return through a combination of capital appreciation and income.	Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.
Loomis Sayles Growth Portfolio (Class B) (formerly ClearBridge Aggressive Growth Portfolio)	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.
MetLife Multi-Index Targeted Risk Portfolio (Class B)	Seeks a balance between growth of capital and current income, with a greater emphasis on growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Overlay Portion: MetLife Investment Advisors, LLC
MFS ® Research International Portfolio (Class B)	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company
PanAgora Global Diversified Risk Portfolio (Class B)	Seeks total return.	Brighthouse Investment Advisers, LLC Subadviser: PanAgora Asset Management, Inc.
PIMCO Inflation Protected Bond Portfolio (Class B)	Seeks maximum real return, consistent with preservation of capital and prudent investment management.	Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC
PIMCO Total Return Portfolio (Class B)	Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC
Schroders Global Multi-Asset Portfolio (Class B)	Seeks capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadvisers: Schroder Investment Management North America Inc.; Schroder Investment Management North America Limited
SSGA Growth and Income ETF Portfolio (Class B)	Seeks growth of capital and income.	Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.
SSGA Growth ETF Portfolio (Class B)	Seeks growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.
T. Rowe Price Large Cap Value Portfolio (Class B)	Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
T. Rowe Price Mid Cap Growth Portfolio (Class B)	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
Victory Sycamore Mid Cap Value Portfolio (Class B)	Seeks high total return by investing in equity securities of mid-sized companies.	Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.
Wells Capital Management Mid Cap Value Portfolio (Class B)	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Wells Capital Management
Western Asset Management Government Income Portfolio (Class B)	Seeks a high level of current income, consistent with preservation of principal.	Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company
Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio (Class B)	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited
BlackRock Ultra-Short Term Bond Portfolio (Class B)	Seeks a high level of current income consistent with preservation of capital.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC
Brighthouse Asset Allocation 20 Portfolio (Class B)	Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Investment Advisers, LLC
Brighthouse Asset Allocation 40 Portfolio (Class B)	Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Investment Advisers, LLC
Brighthouse Asset Allocation 60 Portfolio (Class B)	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Investment Advisers, LLC
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Investment Portfolio	Investment Objective	Investment Adviser/Subadviser
Brighthouse Asset Allocation 80 Portfolio (Class B)	Seeks growth of capital.	Brighthouse Investment Advisers, LLC
Brighthouse/Artisan Mid Cap Value Portfolio (Class B)	Seeks long-term capital growth.	Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership
Brighthouse/Dimensional International Small Company Portfolio (Class B)	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Dimensional Fund Advisors LP
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class B)	Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP
Frontier Mid Cap Growth Portfolio (Class B)	Seeks maximum capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC
Jennison Growth Portfolio (Class B)	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC
MetLife Aggregate Bond Index Portfolio (Class G)	Seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MetLife Mid Cap Stock Index Portfolio (Class G)	Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MetLife MSCI EAFE® Index Portfolio (Class G)	Seeks to track the performance of the MSCI EAFE® Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MetLife Russell 2000® Index Portfolio (Class G)	Seeks to track the performance of the Russell 2000® Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MetLife Stock Index Portfolio (Class B)	Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MFS ® Value Portfolio (Class B)	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company
Neuberger Berman Genesis Portfolio (Class B)	Seeks high total return, consisting principally of capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC
T. Rowe Price Large Cap Growth Portfolio (Class B)	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
VanEck Global Natural Resources Portfolio (Class B)#	Seeks long-term capital appreciation with income as a secondary consideration.	Brighthouse Investment Advisers, LLC Subadviser: Van Eck Associates Corporation
Western Asset Management Strategic Bond Opportunities Portfolio (Class B)	Seeks to maximize total return consistent with preservation of capital.	Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company
Western Asset Management U.S. Government Portfolio (Class B)	Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company
# This portfolio is only available for investment if certain optional riders are elected. (See “Purchase — Investment Allocation Restrictions for Certain Riders.”)
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APPENDIX C
EDCA Examples with Multiple Purchase Payments
In order to show how the EDCA program works, we have created some examples. The examples are purely hypothetical and are for illustrative purposes only. The interest rate earned in an EDCA account will be the guaranteed minimum interest rate, plus any additional interest which we may declare from time to time. In addition, each bucket attributable to a subsequent Purchase Payment will earn interest at the then-current interest rate applied to new allocations to an EDCA account of the same monthly term. These examples do not reflect charges that may be deducted from the EDCA account.
6-Month EDCA
The following example demonstrates how the 6-month EDCA program operates when multiple Purchase Payments are allocated to the program. The example assumes that a $12,000 Purchase Payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $10,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 3% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $12,000 allocation amount by 6 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA Account Value are accumulated at the EDCA interest rate using the following formula:
Account Value 1st Payment Bucket (month 2) =
Account Value 1st Payment Bucket (month 1) x (1+EDCA Rate)(1/12) - EDCA Transfer Amount
At the beginning of the 4th month, a second Purchase Payment of $6,000 is allocated to the EDCA program. The entire $6,000 is allocated to the 2nd Payment Bucket where it is also credited with a 3% effective annual interest rate. This second Purchase Payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $6,000 allocation amount divided by 6) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the Account Value in the 1st Payment Bucket until exhausted and then against the Account Value in the 2nd Payment Bucket until it is exhausted.

				Account Values
Beg of Month	Amount Allocated to EDCA	Actual EDCA Transfer	EDCA Account Value	1st Payment Bucket	2nd Payment Bucket
1	$12,000	$2,000	$10,000	$10,000
2		$2,000	$ 8,025	$ 8,025
3		$2,000	$ 6,044	$ 6,044
4*	$ 6,000	$3,000	$ 9,059	$ 3,059	$6,000
5		$3,000	$ 6,082	$ 67	$6,015
6		$3,000	$ 3,097	0	$3,097
7		$3,000	$ 104	0	$ 104
8		$ 105	0	0	0
* At the beginning of the 4th month, a $6,000 Purchase Payment is added to the EDCA account. This amount ($6,000) is allocated to the 2nd Payment Bucket. As described above, this second Purchase Payment causes the monthly EDCA transfer amount to increase from $2,000 to $3,000. Therefore, $3,000 is transferred from the 1st Payment Bucket, leaving $3,059 in the 1st Payment Bucket ($6,044 (1st Payment Bucket Account Value from the 3rd month) + $15 (3rd month's EDCA interest calculated using the formula shown above) - $3,000 (monthly transfer) = $3,059). The total EDCA Account Value at the beginning of the 4th month is $9,059 ($3,059 in the 1st Payment Bucket + $6,000 in the 2nd Payment Bucket = $9,059).
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12-Month EDCA
The following example demonstrates how the 12-month EDCA program operates when multiple Purchase Payments are allocated to the program. The example assumes that a $24,000 Purchase Payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $22,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 3% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $24,000 allocation amount by 12 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA Account Value are accumulated at the EDCA interest rate using the following formula:
Account Value 1st Payment Bucket (month 2) =
Account Value 1st Payment Bucket (month 1) x
(1+EDCA Rate)(1/12) - EDCA Transfer Amount
At the beginning of the 6th month, a second Purchase Payment of $12,000 is allocated to the EDCA program. The entire $12,000 is allocated to the 2nd Payment Bucket where it is also credited with a 3% effective annual interest rate. This second Purchase Payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $12,000 allocation amount divided by 12) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the Account Value in the 1st Payment Bucket until exhausted and then against the Account Value in the 2nd Payment Bucket until it is exhausted.
				Account Values
Beg of Month	Amount Allocated to EDCA	Actual EDCA Transfer	EDCA Account Value	1st Payment Bucket	2nd Payment Bucket
1	$24,000	$2,000	$22,000	$22,000
2		$2,000	$20,054	$20,054
3		$2,000	$18,104	$18,104
4		$2,000	$16,148	$16,148
5		$2,000	$14,188	$14,188
6*	$12,000	$3,000	$23,223	$11,223	$12,000
7		$3,000	$20,280	$ 8,251	$12,030
8		$3,000	$17,330	$ 5,271	$12,059
9		$3,000	$14,373	$ 2,284	$12,089
10		$3,000	$11,409	0	$11,409
11		$3,000	$ 8,437	0	$ 8,437
12		$3,000	$ 5,458	0	$ 5,458
13		$3,000	$ 2,471	0	$ 2,471
14		$2,477	0	0	0
* At the beginning of the 6th month, a $12,000 Purchase Payment is added to the EDCA account. This amount ($12,000) is allocated to the 2nd Payment Bucket. As described above, this second Purchase Payment causes the monthly EDCA transfer amount to increase from $2,000 to $3,000. Therefore, $3,000 is transferred from the 1st Payment Bucket, leaving $11,223 in the 1st Payment Bucket ($14,188 (1st Payment Bucket Account Value from the 5th month) + $35 (5th month’s EDCA interest calculated using the formula shown above) - $3,000 (monthly transfer) = $11,223). The total EDCA Account Value at the beginning of the 6th month is $23,223 ($11,223 in the 1st Payment Bucket + $12,000 in the 2nd Payment Bucket = $23,223).
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APPENDIX D
GMIB Plus I Examples
The purpose of these examples is to illustrate the operation of the Guaranteed Minimum Income Benefit Plus (GMIB Plus I). The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Portfolios chosen. The examples do not reflect the deduction of fees and expenses, withdrawal charges or income taxes and tax penalities.
(1) Withdrawal Adjustments to Annual Increase Amount
         Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior contract anniversary
         Assume the initial Purchase Payment is $100,000 and the GMIB Plus I is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior contract anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other Purchase Payments or withdrawals are made before the second contract anniversary, the Annual Increase Amount at the second contract anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).
         Proportionate adjustment when withdrawal is greater than 5% of the Annual Increase Amount from the prior contract anniversary
         Assume the initial Purchase Payment is $100,000 and the GMIB Plus I is selected. Assume the Account Value at the first contract anniversary is $100,000. The Annual Increase Amount at the first contract anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first contract anniversary, $10,000 is withdrawn (leaving an Account Value of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior contract anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Account Value attributed to that entire withdrawal: 10% (the $10,000 withdrawal reduced the $100,000 Account Value by 10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 - $10,500 = $94,500). (If multiple withdrawals are made during a Contract Year — for example, two $5,000 withdrawals instead of one $10,000 withdrawal — and those withdrawals total more than 5% of the Annual Increase Amount from the prior contract anniversary, the Annual Increase Amount is reduced proportionately by each of the withdrawals made during that Contract Year and there will be no dollar-for-dollar withdrawal adjustment for the Contract Year.) Assuming no other Purchase Payments or withdrawals are made before the second contract anniversary, the Annual Increase Amount at the second contract anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).
         (Based on the date a contract was issued with the GMIB Plus I rider, the annual increase rate may be higher than 5%. See “Living Benefits — Guaranteed Income Benefits.”)
(2) The Annual Increase Amount
        Example
         Assume the Owner of the contract is a male, age 55 at issue, and he elects the GMIB Plus I rider. He makes an initial Purchase Payment of $100,000, and makes no additional Purchase Payments or partial withdrawals. On the contract issue date, the Annual Increase Amount is equal to $100,000 (the initial Purchase Payment). The Annual Increase Amount is calculated at each contract anniversary (through the contract anniversary prior to the Owner’s 91st birthday, subject to the 270% maximum increase limitation on the Annual Increase Amount). At the tenth contract anniversary, when the Owner is age 65, the Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.
         Graphic Example: Determining a value upon which future income payments can be based
         Assume that you make an initial Purchase Payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial Purchase Payment depending on the investment performance of
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the investment options you selected. Your Purchase Payments accumulate at the annual increase rate of 5%, until the contract anniversary prior to the contract Owner's 91st birthday. Your Purchase Payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your Purchase Payments accumulated at 5% a year adjusted for withdrawals and charges — “the Annual Increase Amount”) is the value upon which future income payments can be based.

         Graphic Example: Determining your guaranteed lifetime income stream
         Assume that you decide to annuitize your contract and begin taking Annuity Payments after 20 years. In this example, your Annual Increase Amount is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the Annual Increase Amount will be applied to the Annuity Pay-out rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime Annuity Payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the Guaranteed Minimum Income Benefit payment and the charge for the benefit.

(3) The Highest Anniversary Value (“HAV”)
        Example
          Assume, as in the example in section (2) above, the Owner of the contract is a male, age 55 at issue, and he elects the GMIB Plus I rider. He makes an initial
Purchase Payment of $100,000, and makes no additional Purchase Payments or partial withdrawals. On the contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial Purchase Payment). Assume the Account Value on the first contract anniversary is $108,000 due to good market performance. Because the Account Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Value ($108,000). Assume the Account Value on the second contract anniversary is $102,000 due to poor market performance. Because the Account Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.
         Assume this process is repeated on each contract anniversary until the tenth contract anniversary, when the Account Value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Account Value ($155,000). See section (4) below for an example of the exercise of the GMIB Plus I rider.
         Graphic Example: Determining a value upon which future income payments can be based
         Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each contract anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the contract anniversary immediately prior to the contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional Purchase Payments made. The Highest Anniversary
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Value line is the value upon which future income payments can be based.

Graphic Example: Determining your guaranteed lifetime income stream
         Assume that you decide to annuitize your contract and begin taking Annuity Payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Value. Accordingly, the Highest Anniversary Value will be applied to the Annuity Payout rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime Annuity Payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the Guaranteed Minimum Income Benefit payment and the charge for the benefit.

(4) Putting It All Together
        Example
         Continuing the examples in sections (2) and (3) above, assume the Owner chooses to exercise the GMIB Plus I rider at the tenth contract anniversary and elects a life annuity with 5 years of Annuity Payments guaranteed. Because the Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the Annual Increase Amount ($162,889) is used as the Income Base. The Income Base of $162,889 is applied to the GMIB Annuity Table. This yields Annuity Payments of $591 per month for life, with a minimum of 5 years guaranteed. (If the same Owner were instead age 70, the Income Base of $162,889 would yield monthly payments of $673; if the Owner were age 75, the Income Base of $162,889 would yield monthly payments of $785.)
         Assume the Owner chooses to exercise the GMIB Plus I rider at the 21st contract anniversary and elects a life annuity with 5 years of Annuity Payments guaranteed. Assume the Account Value has declined due to poor market performance. The Annual Increase Amount would be limited to the maximum of 270% of the total Purchase Payments, which equals $270,000. Because the Annual Increase Amount ($270,000) is greater than the Highest Anniversary Value ($155,000), the Annual Increase Amount ($270,000) is used as the Income Base. The Income Base of $270,000 is applied to the GMIB Annuity Table. This yields Annuity Payments of $1,345 per month for life, with a minimum of 5 years guaranteed. (If the same Owner were instead age 81, the Income Base of $270,000 would yield monthly payments of $1,607; if the Owner were age 86, the Income Base of $270,000 would yield monthly payments of $1,877.)
         The above example does not take into account the impact of premium and other taxes. As with other pay-out types, the amount you receive as an income payment depends on your age, sex, and the income type you select. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the Guaranteed Minimum Income Benefit payment and the charge for the benefit.
        Graphic Example
         Prior to annuitization, the two calculations (the Annual Increase Amount and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the contract, you will receive income payments for life and the Income Bases and the Account Value will cease to exist. Also, the GMIB Plus I may only be exercised no later than the contract anniversary prior to the contract Owner's 91st birthday, after a 10 year waiting period, and then only
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within a 30 day period following the contract anniversary.

         With the GMIB Plus I, the Income Base is applied to special, conservative Guaranteed Minimum Income Benefit annuity purchase factors, which are guaranteed at the time the contract is issued. However, if then-current annuity purchase factors applied to the Account Value would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your contract you will receive whatever amount produces the greatest income payment. Therefore, if your Account Value would provide greater income than would the amount provided under the GMIB Plus I, you will have paid for the GMIB Plus I although it was never used.

(5)	The Guaranteed Principal Option
         Assume your initial Purchase Payment is $100,000 and no withdrawals are taken. Assume that the Account Value at the 10th contract anniversary is $50,000 due to poor market performance, and you exercise the Guaranteed Principal Option at this time.
         The effects of exercising the Guaranteed Principal Option are:
1)    A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the Account Value 30 days after the 10th contract anniversary bringing the Account Value back up to $100,000.
2)    The GMIB Plus I rider and rider fee terminates as of the date that the adjustment is made to the Account Value; the variable annuity contract continues.
3)    The GMIB Plus I allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Value.

         *Withdrawals reduce the original Purchase Payment (i.e. those payments credited within 120 days of contract issue date) proportionately and therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.
(6) The Optional Step Up: Automatic Annual Step-Up
Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Value at the first contract anniversary is $110,000 due to good market performance, and you elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature prior to the first contract anniversary. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)  The Annual Increase Amount automatically resets from $105,000 to $110,000;
(2)  The 10-year waiting period to annuitize the contract under the GMIB Plus I is reset to 10 years from the first contract anniversary;
(3)  The GMIB Plus I rider charge may be reset to the fee we would charge new contract Owners for the same GMIB Plus I rider at that time; and
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(4)  The Guaranteed Principal Option can still be elected on the 10th contract anniversary.
The Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Value at the second contract anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)  The Annual Increase Amount automatically resets from $115,500 to $120,000;
(2)  The 10-year waiting period to annuitize the contract under the GMIB Plus I is reset to 10 years from the second contract anniversary;
(3)  The GMIB Plus I rider charge may be reset to the fee we would charge new contract Owners for the same GMIB Plus I rider at that time; and
(4)  The Guaranteed Principal Option can still be elected on the 10th contract anniversary.
Assume your Account Value increases by $10,000 at each contract anniversary in years three through seven. At each contract anniversary, your Account Value would exceed the Annual Increase Amount and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).
The effect of each Optional Step-Up is:
(1)  The Annual Increase Amount automatically resets to the higher Account Value;
(2)  The 10-year waiting period to annuitize the contract under the GMIB Plus I is reset to 10 years from the date of the Optional Step-Up;
(3)  The GMIB Plus I rider charge may be reset to the fee we would charge new contract Owners for the same GMIB Plus I rider at that time; and
(4)  The Guaranteed Principal Option can still be elected on the 10th contract anniversary.
After the seventh contract anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up.
The Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Account Value at the eighth contract anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount. However, because the Optional Step-Up has locked in previous gains, the Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the rider continues in effect, will continue to grow at 5% annually (subject to adjustments for additional Purchase Payments and/or withdrawals) through the contract anniversary prior to your 91st birthday, subject to the 270% maximum increase limitation on the Annual Increase Amount. Also, please note:
(1)  The 10-year waiting period to annuitize the contract under the GMIB Plus I remains at the 17th contract anniversary (10 years from the date of the last Optional Step-Up);
(2)  The GMIB Plus I rider charge remains at its current level; and
(3)  The Guaranteed Principal Option can still be elected on the 10th contract anniversary.

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APPENDIX E
Guaranteed Withdrawal Benefit Examples
The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. (Examples A, B and C are for the Lifetime Withdrawal Guarantee II rider. Examples D through K are for the Enhanced GWB rider.) The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Portfolios chosen. The examples do not reflect the deduction of fees and expenses, withdrawal charges or income taxes and tax penalties. The Guaranteed Withdrawal Benefit does not establish or guarantee an Account Value or minimum return for any Investment Portfolio. The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount (under the Lifetime Withdrawal Guarantee II rider) and the Guaranteed Withdrawal Amount and the Benefit Base (under the Enhanced GWB rider) cannot be taken as a lump sum.
A.    Lifetime Withdrawal Guarantee II
1.    When Withdrawals Do Not Exceed the Annual Benefit Payment
Assume that a contract with the Single Life version of LWG II had an initial Purchase Payment of $100,000. The initial Account Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).
Assume that $5,000 is withdrawn each year, beginning before the contract Owner attains age 59 1⁄2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Total Guaranteed Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Account Value is reduced to zero.
If the first withdrawal is taken after age 59 1⁄2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the Owner’s lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Account Value are reduced to zero. (Under the Single Life version of the LWG II rider, if the contract Owner makes the first withdrawal on or after the contract anniversary following the date the contract Owner reaches age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment is $6,000.)

2.    When Withdrawals Do Exceed the Annual Benefit Payment
Assume that a contract with the Single Life version of the LWG II rider had an initial Purchase Payment of $100,000. The initial Account Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 × 5%). (If the contract Owner makes the first withdrawal on or after the contract anniversary following the date he or she reaches age 76, the Withdrawal Rate is 6% instead of 5% and the initial Annual Benefit Payment would be
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$6,000. For the purposes of this example, assume the contract Owner makes the first withdrawal before the contract anniversary following the date he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)
Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Value was further reduced to $80,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your Account Value would be reduced to $80,000 – $10,000 = $70,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000, there would be a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction is equal to the entire withdrawal ($10,000) divided by the Account Value before the withdrawal ($80,000), or 12.5%. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be $83,125 ($95,000 reduced by 12.5%). This new Remaining Guaranteed Withdrawal Amount of $83,125 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would be reduced to $87,500 ($100,000 reduced by 12.5%). The Annual Benefit Payment would be set equal to 5% × $87,500 = $4,375.
(Assume instead that you withdrew $10,000 during year two in two separate withdrawals of $5,000 and $5,000. Since the first withdrawal of $5,000 did not exceed the Annual Benefit Payment of $5,000, there would be no proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount at the time of that withdrawal. The second withdrawal ($5,000), however, results in cumulative withdrawals of $10,000 during year two and causes a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction would be equal to the entire amount of the second withdrawal ($5,000) divided by the Account Value before that withdrawal.)
B.    Lifetime Withdrawal Guarantee — Compounding Income Amount
Assume that a contract with the Lifetime Withdrawal Guarantee II rider had an initial Purchase Payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 × 5%). (If the contract Owner makes the first withdrawal on or after the contract anniversary following the date he or she reaches age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment would be $6,000. For the purposes of this example, assume the contract Owner makes the first withdrawal before the contract anniversary following the date he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)
The Total Guaranteed Withdrawal Amount will increase by 6% of the Total Guaranteed Withdrawal Amount on each contract anniversary until the earlier of the first withdrawal or the 5th contract anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.
If the first withdrawal is taken in the first Contract Year, then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 × 5%).
If the first withdrawal is taken in the second Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $106,000 ($100,000 × 106%), and the Annual Benefit Payment would increase to $5,300 ($106,000 × 5%).
If the first withdrawal is taken in the third Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $112,360 ($106,000 × 106%), and the Annual Benefit Payment would increase to $5,618 ($112,360 × 5%).
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If the first withdrawal is taken after the fifth Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $133,822 (the initial $100,000, increased by 6% per year, compounded annually for 5 years), and the Annual Benefit Payment would increase to $6,691 ($133,822 × 5%).

C.     Lifetime Withdrawal Guarantee — Automatic Annual Step-Ups and 6% Compounding Income Amount (No Withdrawals)
Assume that a contract Owner, age 63 at issue, elected the Single Life version of the LWG II rider and made an initial Purchase Payment of $100,000. Assume that no withdrawals are taken.
At the first contract anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $106,000 ($100,000 increased by 6%, compounded annually). Assume the Account Value has increased to $110,000 at the first contract anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $106,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).
At the second contract anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $116,600 ($110,000 increased by 6%, compounded annually). Assume the Account Value has increased to $120,000 at the second contract anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $116,600 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).
Assuming that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 6%, compounded annually on each contract anniversary, from the second contract anniversary through the fourth contract anniversary, and at that point would be equal to $134,832. Assume that during these Contract Years the Account Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Value at the fourth contract anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $134,832 to $150,000 and reset the Annual Benefit Payment to $7,500 ($150,000 x 5%).
At the 5th contract anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $159,000 ($150,000 increased by 6%, compounded annually). Assume the Account Value is less than
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$159,000. There is no Automatic Annual Step-Up since the Account Value is below the Total Guaranteed Withdrawal Amount; however, due to the 6% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $7,950 ($159,000 x 5%).
D.    Enhanced GWB — How Withdrawals Affect the Benefit Base
1.    An initial Purchase Payment is made of $100,000. The initial Benefit Base would be $105,000 ($100,000 + 5% GWB Bonus Amount). Assume that the Account Value grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 - $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Value of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.
2.    An initial Purchase Payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the Account Value shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the Account Value would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Value of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.
E.    Enhanced GWB — How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit Payment
An initial Purchase Payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%). If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent Purchase Payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Annual Benefit Payment would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second Purchase Payment) and b) $5,635 (7% multiplied by the Benefit Base after the second Purchase Payment). In this case, the Annual Benefit Payment would remain at $7,350.
F.    Enhanced GWB — How Withdrawals Affect the Annual Benefit Payment
1.    An initial Purchase Payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the Account Value by an additional $1,000, the Account Value would be reduced to $100,000 - $9,000 - $1,000 = $90,000. Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the Account Value after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.
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2.    An initial Purchase Payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the Account Value had increased to $150,000, the Account Value would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the Account Value after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.
G.    Enhanced GWB — How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed Withdrawal Amount
An initial Purchase Payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent Purchase Payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Guaranteed Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second Purchase Payment) and b) $80,500 (the Benefit Base after the second Purchase Payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.
H.    Enhanced GWB — Putting It All Together
1.    When Withdrawals Do Not Exceed the Annual Benefit Payment
An initial Purchase Payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the Account Value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $7,350 at this time, your Account Value would be reduced to $50,000 - $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 - $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.

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2.    When Withdrawals Do Exceed the Annual Benefit Payment
An initial Purchase Payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the Account Value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $10,000 at this time, your Account Value would be reduced to $50,000 - $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 - $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting Account Value, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the Account Value after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% x $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.

I.    Enhanced GWB — How the Optional Reset Works (may be elected prior to age 86)
Assume that a contract had an initial Purchase Payment of $100,000 and the fee is 0.55%. The initial Account Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350 (assuming you began withdrawing in your first year).
The Account Value on the third contract anniversary grew due to market performance to $148,350. Assume the fee remains at 0.55%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at 0.55%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $148,350, and the Annual Benefit Payment would become 7% x $148,350 = $10,385.
The Account Value on the sixth contract anniversary grew due to market performance to $179,859. Assume the fee has been increased to 0.60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would increase to 0.60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% x $179,859 = $12,590.
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The Account Value on the ninth contract anniversary grew due to market performance to $282,582. Assume the fee is still 0.60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at 0.60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% x $282,582 = $19,781.
The period of time over which the Annual Benefit Payment may be taken would be lengthened.

J.    Enhanced GWB — How a One-Time Optional Reset May Increase the Benefit Base While Decreasing the Guaranteed Withdrawal Amount and Annual Benefit Payment
Assume that a contract had an initial Purchase Payment of $100,000. The initial Account Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.
Assume that the Benefit Base is reduced to $70,000 due to 5 years of withdrawing $7,000 each year, but also assume that, due to positive market performance, the Account Value at the end of 5 years is $80,000. If a one-time Optional Reset is elected, the Benefit Base would be reset from $70,000 to $80,000, the Guaranteed Withdrawal Amount would be reduced from $105,000 to $80,000, and the Annual Benefit Payment would be reduced from $7,350 to $5,600 ($80,000 x 7%). (If you elect Automatic Annual Resets, a reset will not occur if the Account Value is lower than the Guaranteed Withdrawal Amount.)
Under these circumstances, the one-time Optional Reset increases the Benefit Base (the remaining amount of money you are guaranteed to receive) by $10,000, but also reduces the Annual Benefit Payment, thereby lengthening the period of time over which you will receive the money. This Optional Reset also reduces the Guaranteed Withdrawal Amount, against which the GWB rider charge is calculated. If the GWB rider charge fee rate does not increase in connection with the Optional Reset, the reduced Guaranteed Withdrawal Amount will result in a reduction in the amount of the annual GWB rider charge.
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K.    Enhanced GWB — Annual Benefit Payment Continuing When Account Value Reaches Zero
Assume that a contract had an initial Purchase Payment of $100,000. The initial Account Value would be $100,000, the initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%).
Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year and assume that the Account Value was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to you (equal, on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.
In this situation (assuming monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the contract would then be $105,000.

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APPENDIX F
Death Benefit Examples
The purpose of these examples is to illustrate the operation of the Principal Protection death benefit and the Annual Step-Up death benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a contract Owner and the investment experience of the Investment Portfolios chosen. The examples do not reflect the deduction of fees and expenses, withdrawal charges or income taxes and tax penalties.
Principal Protection Death Benefit
The purpose of this example is to show how partial withdrawals reduce the Principal Protection death benefit proportionately by the percentage reduction in Account Value attributable to each partial withdrawal.
		Date	Amount
A	Initial Purchase Payment	10/1/2020	$100,000
B	Account Value	10/1/2021 (First Contract Anniversary)	$104,000
C	Death Benefit	As of 10/1/2021	$104,000 (= greater of A and B)
D	Account Value	10/1/2022 (Second Contract Anniversary)	$90,000
E	Death Benefit	10/1/2022	$100,000 (= greater of A and D)
F	Withdrawal	10/2/2022	$9,000
G	Percentage Reduction in Account Value	10/2/2022	10% (= F/D)
H	Account Value after Withdrawal	10/2/2022	$81,000 (= D-F)
I	Purchase Payments Reduced for Withdrawal	As of 10/2/2022	$90,000 (= A-(A × G))
J	Death Benefit	10/2/2022	$90,000 (= greater of H and I)
Notes to Example
Purchaser is age 60 at issue.
The Account Values on 10/1/2022 and 10/2/2022 are assumed to be equal prior to the withdrawal.
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Annual Step-Up Death Benefit
The purpose of this example is to show how partial withdrawals reduce the Annual Step-Up death benefit proportionately by the percentage reduction in Account Value attributable to each partial withdrawal.
		Date	Amount
A	Initial Purchase Payment	10/1/2020	$100,000
B	Account Value	10/1/2021 (First Contract Anniversary)	$104,000
C	Death Benefit (Highest Anniversary Value)	As of 10/1/2021	$104,000 (= greater of A and B)
D	Account Value	10/1/2022 (Second Contract Anniversary)	$90,000
E	Death Benefit (Highest Contract Year Anniversary)	10/1/2022	$104,000 (= greater of B and D)
F	Withdrawal	10/2/2022	$9,000
G	Percentage Reduction in Account Value	10/2/2022	10% (= F/D)
H	Account Value after Withdrawal	10/2/2022	$81,000 (= D-F)
I	Highest Anniversary Value Reduced for Withdrawal	As of 10/2/2022	$93,600 (= E-(E × G))
J	Death Benefit	10/2/2022	$93,600 (= greater of H and I)
Notes to Example
Purchaser is age 60 at issue.
The Account Values on 10/1/2022 and 10/2/2022 are assumed to be equal prior to the withdrawal.
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BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
SUPPLEMENT DATED MAY 1, 2020 TO THE PROSPECTUS DATED MAY 1, 2020
For contracts issued on or after September 14, 2009, this supplement describes the Annuity Date provision under the contract offered by the selling firm to which your account representative is associated. This supplement applies to the Class L-4 Year (issued between November 22, 2004 and October 7, 2011) variable annuity contract issued by Brighthouse Life Insurance Company of NY (“we” or “us”). This supplement provides information in addition to that contained in the prospectus dated May 1, 2020 for the contract. It should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 11225 North Community House Road, Charlotte, NC 28277 or call us at (800) 343-8496 to request a free copy.
Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.
Annuity Date
In the “ANNUITY PAYMENTS (THE INCOME PHASE) — Annuity Date” section of the prospectus, replace the second and third paragraphs with the following:
When you purchase the contract, the Annuity Date will be the later of the first day of the calendar month after the Annuitant’s 90th birthday or ten (10) years from the date your contract was issued. You can change or extend the Annuity Date at any time before the Annuity Date with 30 days prior notice to us. However, if you have bought your contract through the selling firm to which your account representative is associated, you cannot extend your Annuity Date to a date beyond age 95 of the Annuitant unless your contract is held through a custodial account, such as an IRA held in a custodial account (see “Other Information — Annuitant” for the definition of Annuitant and permitted changes of the Annuitant).
Please be aware that once your contract is annuitized, you are ineligible to receive the death benefit you have selected. Additionally, if you have elected a living benefit rider such as the Enhanced Guaranteed Withdrawal Benefit, GMIB Max I, Guaranteed Minimum Income Benefit Plus III, or Guaranteed Minimum Income Benefit Plus I, and the rider continues in effect at the time of annuitization, annuitizing your contract terminates the rider, including any death benefit provided by the rider and any Guaranteed Principal Adjustment (for the GMIB Max I, Guaranteed Minimum Income Benefit Plus III, or Guaranteed Minimum Income Benefit Plus I riders) that may also be provided by the rider. For the Enhanced Guaranteed Withdrawal Benefit rider where annuitization must occur no later than age 95 of the Annuitant, there are several annuity income options to choose from during the Income Phase of which you should be aware. See “Living Benefits — Description of the Enhanced Guaranteed Withdrawal Benefit — Enhanced Guaranteed Withdrawal Benefit and Annuitization” in the prospectus.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE
Telephone: 800-343-8496
SUPP-MLNYL0520

The Variable Annuity Contract
issued by
BRIGHTHOUSE LIFE INSURANCE COMPANY of NY
and
Brighthouse Variable Annuity Account B
Class L - 4 Year
(offered between November 22, 2004 and October 7, 2011)
May 1, 2020
This prospectus describes the flexible premium deferred variable annuity contract offered by Brighthouse Life Insurance Company of NY (Brighthouse, the Company, or we or us). The contract is offered for individuals and some tax qualified and non-tax qualified retirement plans. Currently the contract is not available for new sales.
The annuity contract has 62 investment choices — a Fixed Account that offers an interest rate guaranteed by us, and 61 Investment Portfolios listed below. Effective for contracts issued on and after May 1, 2003, the Fixed Account is not available as an investment choice.

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio (Class B)*
American Funds® Balanced Allocation Portfolio (Class C)
American Funds® Growth Allocation Portfolio (Class C)
American Funds® Growth Portfolio (Class C)
American Funds® Moderate Allocation Portfolio (Class C)
AQR Global Risk Balanced Portfolio (Class B)*
BlackRock Global Tactical Strategies Portfolio (Class B)*
BlackRock High Yield Portfolio (Class B)
Brighthouse Asset Allocation 100 Portfolio (Class B)
Brighthouse Balanced Plus Portfolio (Class B)*
Brighthouse Small Cap Value Portfolio (Class B)
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class B)
Brighthouse/Eaton Vance Floating Rate Portfolio (Class B)
Brighthouse/Franklin Low Duration Total Return Portfolio (Class B)
Brighthouse/Templeton International Bond Portfolio (Class B)#
Clarion Global Real Estate Portfolio (Class B)
Harris Oakmark International Portfolio (Class B)
Invesco Balanced-Risk Allocation Portfolio (Class B)*
Invesco Comstock Portfolio (Class B)
Invesco Small Cap Growth Portfolio (Class B)
JPMorgan Core Bond Portfolio (Class B)
JPMorgan Global Active Allocation Portfolio (Class B)*
Loomis Sayles Global Allocation Portfolio (Class B)
Loomis Sayles Growth Portfolio (Class B) (formerly ClearBridge Aggressive Growth Portfolio)
MetLife Multi-Index Targeted Risk Portfolio (Class B)*
MFS® Research International Portfolio (Class B)
PanAgora Global Diversified Risk Portfolio (Class B)*
PIMCO Inflation Protected Bond Portfolio (Class B)
PIMCO Total Return Portfolio (Class B)
Schroders Global Multi-Asset Portfolio (Class B)*
SSGA Growth and Income ETF Portfolio (Class B)
SSGA Growth ETF Portfolio (Class B)
T. Rowe Price Large Cap Value Portfolio (Class B)
T. Rowe Price Mid Cap Growth Portfolio (Class B)
Victory Sycamore Mid Cap Value Portfolio (Class B)
Wells Capital Management Mid Cap Value Portfolio (Class B)
Western Asset Management Government Income Portfolio (Class B)*
Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio (Class B)
BlackRock Ultra-Short Term Bond Portfolio (Class B)
Brighthouse Asset Allocation 20 Portfolio (Class B)
Brighthouse Asset Allocation 40 Portfolio (Class B)
Brighthouse Asset Allocation 60 Portfolio (Class B)
Brighthouse Asset Allocation 80 Portfolio (Class B)
Brighthouse/Artisan Mid Cap Value Portfolio (Class B)
Brighthouse/Dimensional International Small Company Portfolio (Class B)
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class B)
Frontier Mid Cap Growth Portfolio (Class B)
Jennison Growth Portfolio (Class B)
MetLife Aggregate Bond Index Portfolio (Class G)*
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MetLife Mid Cap Stock Index Portfolio (Class G)
MetLife MSCI EAFE® Index Portfolio (Class G)
MetLife Russell 2000® Index Portfolio (Class G)
MetLife Stock Index Portfolio (Class B)
MFS® Value Portfolio (Class B)
Neuberger Berman Genesis Portfolio (Class B)
T. Rowe Price Large Cap Growth Portfolio (Class B)
VanEck Global Natural Resources Portfolio (Class B)#
Western Asset Management Strategic Bond Opportunities Portfolio (Class B)
Western Asset Management U.S. Government Portfolio (Class B)
* If you elect the GMIB Max I rider, you must allocate your Purchase Payments and Account Value among these Investment Portfolios. (See “Purchase — Investment Allocation Restrictions for Certain Riders.”) These Investment Portfolios are also available for investment if you do not elect the GMIB Max I rider.
# This portfolio is only available for investment if certain optional riders are elected. (See “Purchase — Investment Allocation Restrictions for GMIB Plus III, GMIB Plus I, and Lifetime Withdrawal Guarantee II.”)
In accordance with regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, paper copies of the shareholder reports for the Investment Portfolios available under your variable annuity contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Brighthouse. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Brighthouse electronically by contacting us at www.brighthousefinancial.com to enroll.
You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling (800) 638-7732, or by sending an email correspondence to rcg@brighthousefinancial.com. Your election to receive reports in paper will apply to all Investment Portfolios available under your contract.
Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Brighthouse Variable Annuity Contract.
To learn more about the Brighthouse Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2020. The SAI has been filed with the Securities and Exchange
Commission (SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 96 of this prospectus. For a free copy of the SAI, call us at (800) 343-8496, visit our website at www.brighthousefinancial.com, or write to us at: 11225 North Community House Road, Charlotte, NC 28277.
The contracts:
•	are not bank deposits
•	are not FDIC insured
•	are not insured by any federal government agency
•	are not guaranteed by any bank or credit union
•	may be subject to loss of principal
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
May 1, 2020
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TABLE OF CONTENTS	Page	Page

3
4

INDEX OF SPECIAL TERMS
Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.
Page
Account Value.................................................................24
Accumulation Phase........................................................17
Accumulation Unit..........................................................23
Annual Benefit Payment..................................................64
Annuitant........................................................................96
Annuity Date..................................................................39
Annuity Options.............................................................40
Annuity Payments...........................................................39
Annuity Service Center......................................................8
Annuity Units..................................................................39
Beneficiary......................................................................95
Benefit Base.....................................................................70
Business Day...................................................................18
Contract Year.................................................................18
Free Look........................................................................23
Good Order....................................................................94
Guaranteed Accumulation Amount.................................75
Guaranteed Withdrawal Amount....................................72
GWB Withdrawal Rate...................................................71
Income Base....................................................................46
Income Phase..................................................................17
Investment Portfolios......................................................25
Joint Owners...................................................................95
Owner.............................................................................95
Purchase Payment...........................................................17
Remaining Guaranteed Withdrawal Amount..................63
Separate Account............................................................91
Total Guaranteed Withdrawal Amount...........................63
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HIGHLIGHTS
The variable annuity contract that we are offering is a contract between you, the Owner, and us, the insurance company, where you agree to make at least one Purchase Payment to us and we agree to make a series of Annuity Payments at a later date. The contract has a maximum issue age and you should consult with your financial representative. The contract provides a means for investing on a tax-deferred basis in the Investment Portfolios. The contract is intended for retirement savings or other long-term investment purposes. When you purchase the contract, you can choose an optional death benefit and fixed and variable income options. You can also select a guaranteed minimum income benefit (GMIB), a guaranteed withdrawal benefit (GWB), or a guaranteed minimum accumulation benefit (GMAB). We are obligated to pay all money we owe under the contracts, including death benefits, income payments, and amounts due under a GMIB, GWB, or GMAB. Any such amount that exceeds the assets in the Separate Account is paid from our general account, subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and is not guaranteed by any other party. (See “Other Information — The Separate Account.”)
The contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the Accumulation Phase, we may assess a withdrawal charge of up to 7%. Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.
The Income Phase occurs when you or a designated payee begin receiving regular Annuity Payments from your contract. You and the Annuitant (the person on whose life we base Annuity Payments) do not have to be the same, unless you purchase a tax qualified contract or elect the GMIB (see “Living Benefits — Guaranteed Income Benefits”).
You can have Annuity Payments made on a variable basis, a fixed basis, or a combination of both. If you choose variable Annuity Payments, the amount of the variable Annuity Payments will depend upon the investment performance of the Investment Portfolio(s) you select for the Income Phase. If you choose fixed Annuity Payments, the amount of each payment will not change during the Income Phase. There is no death benefit during the Income Phase, however, depending on the Annuity Option you elect, any remaining guarantee (i.e., cash refund amount or guaranteed Annuity Payments) will be paid to your Beneficiary (or Beneficiaries) (see “Annuity Payments (The Income Phase)” for more information).
Tax Deferral and Qualified Plans. The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans. For any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See “Federal Income Tax Status.”)
This prospectus describes all the material features of the contract. If you would like to review a copy of the contract and any endorsements, contact our Annuity Service Center.
Free Look. You may cancel the contract within 10 days after receiving it. If you mail your cancellation request, the request must be postmarked by the appropriate day; if you deliver your cancellation request by hand, it must be received by us by the appropriate day. You will receive whatever your contract is worth on the day that we receive your cancellation request, and we will not deduct a withdrawal charge. The amount you receive may be more or less than your Purchase Payment, depending upon the performance of the Investment Portfolios. You bear the risk of any decline in Account Value. We do not refund any charges or deductions assessed during the Free Look period.
Tax Penalty. The earnings in your contract are not taxed until you take money out of your contract. If you take money out of a Non-Qualified Contract during the Accumulation Phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1⁄2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the Income Phase are considered partly a return of your original investment until your investment is returned.
Non-Natural Persons as Owners. If the Owner of a non-qualified annuity contract is not a natural person (e.g., a corporation, partnership or certain trusts), gains under
7

the contract are generally not eligible for tax deferral. The Owner of this contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). The Owner of this contract can also be a Beneficiary of a deceased person's contract that is an Individual Retirement Account or non-qualified deferred annuity. A contract generally may have two Owners (both of whom must be individuals). The contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a SEP or SIMPLE IRA contract. Subject to state approval, certain retirement plans qualified under the Internal Revenue Code may purchase the contract. If a non-natural person is the Owner of a Non-Qualified Contract, the distribution on death rules under the Internal Revenue Code may require payment to begin earlier than expected and may impact the usefulness of the living and/or death benefits.
Non-Natural Persons as Beneficiaries. Naming a non-natural person, such as a trust or estate, as a Beneficiary under the contract will generally eliminate the Beneficiary's ability to stretch the contract or a spousal Beneficiary's ability to continue the contract and the living and/or death benefits.
Inquiries. If you need more information, please contact our Annuity Service Center at:
Brighthouse Life Insurance Company of NY
Annuity Service Center
P.O. Box 10366
Des Moines, Iowa 50306-0366
(800) 343-8496
Electronic Delivery. As an Owner you may elect to receive electronic delivery of current prospectuses related to this contract, prospectuses and annual and semi-annual reports for the Investment Portfolios and other contract related documents.
Contact us at www.brighthousefinancial.com for more information and to enroll.
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FEE TABLES AND EXAMPLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Account Value between investment options. State premium taxes may also be deducted. New York does not currently assess premium taxes on Purchase Payments.

Owner Transaction Expenses Table
Withdrawal Charge (Note 1) (as a percentage of Purchase Payments)	7%

Transfer Fee (Note 2)	$25 $0 (First 12 per year)

Note 1. If an amount withdrawn is determined to include the withdrawal of prior Purchase Payments, a withdrawal charge may be assessed. Withdrawal charges are calculated in accordance with the following. (See “Expenses — Withdrawal Charge.”)
Number of Complete Years from Receipt of Purchase Payment	Withdrawal Charge (% of Purchase Payment)
0	7
1	6
2	6
3	5
4 and thereafter	0
Note 2. There is no charge for the first 12 transfers in a Contract Year; thereafter the fee is $25 per transfer. We currently are waiving the transfer fee, but reserve the right to charge the fee in the future.
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The next tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including Investment Portfolio fees and expenses.

Account Fee (Note 1)	$30
Separate Account Annual Expenses (Note 2)
(referred to as Separate Account Product Charges)
(as a percentage of average Account Value in the Separate Account)
Mortality and Expense Charge	1.35%
Administration Charge	0.25%
Total Separate Account Annual Expenses	1.60%

Death Benefit Rider Charges (Optional) (as a percentage of average Account Value in the Separate Account)
Optional Death Benefit — Annual Step-Up Death Benefit	0.20%

Total Separate Account Annual Expenses Including Charge for Optional Death Benefit	1.80%

Note 1. An account fee of $30 is charged on the contract anniversary each Contract Year if the Account Value is less than $50,000. Different policies apply during the Income Phase of the contract. (See “Expenses.”)
Note 2. Certain charges and expenses may not apply during the Income Phase of the contract. (See “Expenses.”)
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Additional Optional Rider Charges (Note 1)
Guaranteed Minimum Income Benefit (GMIB) Rider Charges
(as a percentage of the Income Base (Note 2))

GMIB Max I and GMIB Plus III — maximum charge	1.50%
GMIB Max I and GMIB Plus III — current charge	1.00%

GMIB Plus I — maximum charge	1.50%
GMIB Plus I — current charge	0.95%

GMIB I — maximum charge	0.50%

Lifetime Withdrawal Guarantee Rider Charges
(as a percentage of the Total Guaranteed Withdrawal Amount (Note 3))

Lifetime Withdrawal Guarantee II
Single Life version — maximum charge	1.60%
Single Life version — current charge	1.25%
Joint Life version — maximum charge	1.80%
Joint Life version — current charge	1.50%

Lifetime Withdrawal Guarantee I
Single Life version — maximum charge	0.95%
Single Life version — current charge	0.50%
Joint Life version — maximum charge	1.40%
Joint Life version — current charge	0.70%

Note 1. You may only elect one living benefit rider at a time. Certain rider charges for contracts issued before May 4, 2009 are different. Certain charges and expenses may not apply during the Income Phase of the contract. (See “Expenses.”) Charges for riders may vary depending on your Contract issue date and the specific benefits elected. Additional information describing the rider charges in effect for when your Contract was issued, and that will enable you to determine the applicable charges, is available in the section of the Prospectus titled “Expenses.”
Note 2. On the issue date, the Income Base is equal to your initial Purchase Payment. The Income Base is adjusted for subsequent Purchase Payments and withdrawals. See “Living Benefits — Guaranteed Income Benefits” for a definition of the term Income Base. The GMIB Max I, GMIB Plus III and GMIB Plus I rider charges may increase upon an Optional Step-Up or Optional Reset, but they will not exceed the maximum charges listed in this table. If, at the time your contract was issued, the current rider charge was equal to the maximum rider charge, that rider charge will not increase upon an Optional Step-Up or Optional Reset. (See “Expenses.”)
Note 3. The Total Guaranteed Withdrawal Amount is initially set at an amount equal to your initial Purchase Payment. The Total Guaranteed Withdrawal Amount may increase with additional Purchase Payments and may decrease with certain withdrawals. See “Living Benefits — Guaranteed Withdrawal Benefits” for a definition of the term Total Guaranteed Withdrawal Amount. The Lifetime Withdrawal Guarantee rider charges may increase upon an Automatic Annual Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your contract was issued, the current rider charge was equal to the maximum rider charge, that rider charge will not increase upon an Automatic Annual Step-Up. (See “Expenses.”)
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Guaranteed Withdrawal Benefit Rider Charges
(as a percentage of the Guaranteed Withdrawal Amount (Note 4))

Enhanced Guaranteed Withdrawal Benefit — maximum charge	1.00%
Enhanced Guaranteed Withdrawal Benefit — current charge	0.55%

Guaranteed Withdrawal Benefit I — maximum charge	0.95%
Guaranteed Withdrawal Benefit I — current charge	0.50%

Guaranteed Minimum Accumulation Benefit (GMAB) Rider Charge
(as a percentage of the Guaranteed Accumulation Amount (Note 5))
GMAB — maximum charge	0.75%

Note 4. The Guaranteed Withdrawal Amount is initially set at an amount equal to your initial Purchase Payment plus the GWB Bonus Amount. The Guaranteed Withdrawal Amount may increase with additional Purchase Payments. See “Living Benefits — Guaranteed Withdrawal Benefits” for definitions of the terms Guaranteed Withdrawal Amount and GWB Bonus Amount. The Enhanced Guaranteed Withdrawal Benefit and Guaranteed Withdrawal Benefit I rider charges may increase upon an Optional Reset, but they will not exceed the maximum charges listed in this table. If, at the time your contract was issued, the current rider charge was equal to the maximum rider charge, that rider charge will not increase upon an Optional Reset. (See “Expenses.”)
Note 5. The Guaranteed Accumulation Amount is initially set at an amount equal to a percentage of your initial Purchase Payment. The Guaranteed Accumulation Amount is adjusted for additional Purchase Payments made during the first 120 days of the contract and for withdrawals. See “Living Benefits — Guaranteed Minimum Accumulation Benefit” for a definition of the term Guaranteed Accumulation Amount.
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The next table shows the minimum and maximum total operating expenses charged by the Investment Portfolios that you may pay periodically during the time that you own the contract. Certain Investment Portfolios may impose a redemption fee in the future. More detail concerning each Investment Portfolio's fees and expenses is contained in the prospectuses for the Investment Portfolios and in the following tables. For information concerning compensation paid for the sale of the contracts, see “Other Information — Distributor.”
Minimum and Maximum Total Annual Investment Portfolio Operating Expenses
	Minimum	Maximum
Total Annual Investment Portfolio Operating Expenses
(expenses that are deducted from Investment Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.53%	1.67%
Investment Portfolio Fees and Expenses as of December 31, 2019
(as a percentage of average daily net assets)
The following table is a summary. For more complete information on Investment Portfolio fees and expenses, please refer to the prospectus for each Investment Portfolio.
Investment Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio	0.61%	0.25%	0.04%	0.01%	0.91%	0.02%	0.89%
American Funds® Balanced Allocation Portfolio	0.06%	0.55%	0.01%	0.42%	1.04%	—	1.04%
American Funds® Growth Allocation Portfolio	0.06%	0.55%	0.01%	0.43%	1.05%	—	1.05%
American Funds® Growth Portfolio	—	0.55%	0.02%	0.35%	0.92%	—	0.92%
American Funds® Moderate Allocation Portfolio	0.06%	0.55%	0.02%	0.41%	1.04%	—	1.04%
AQR Global Risk Balanced Portfolio	0.62%	0.25%	0.03%	0.05%	0.95%	0.01%	0.94%
BlackRock Global Tactical Strategies Portfolio	0.66%	0.25%	0.02%	0.07%	1.00%	0.05%	0.95%
BlackRock High Yield Portfolio	0.60%	0.25%	0.08%	—	0.93%	0.01%	0.92%
Brighthouse Asset Allocation 100 Portfolio	0.07%	0.25%	0.02%	0.66%	1.00%	—	1.00%
Brighthouse Balanced Plus Portfolio	0.24%	0.25%	0.01%	0.45%	0.95%	0.01%	0.94%
Brighthouse Small Cap Value Portfolio	0.75%	0.25%	0.04%	0.11%	1.15%	0.01%	1.14%
Brighthouse/Aberdeen Emerging Markets Equity Portfolio	0.92%	0.25%	0.09%	—	1.26%	0.10%	1.16%
Brighthouse/Eaton Vance Floating Rate Portfolio	0.60%	0.25%	0.09%	—	0.94%	—	0.94%
Brighthouse/Franklin Low Duration Total Return Portfolio	0.50%	0.25%	0.05%	0.01%	0.81%	0.07%	0.74%
Brighthouse/Templeton International Bond Portfolio	0.60%	0.25%	0.08%	—	0.93%	—	0.93%
Clarion Global Real Estate Portfolio	0.62%	0.25%	0.05%	—	0.92%	0.04%	0.88%
Harris Oakmark International Portfolio	0.77%	0.25%	0.05%	—	1.07%	0.03%	1.04%
Invesco Balanced-Risk Allocation Portfolio	0.63%	0.25%	0.04%	0.02%	0.94%	0.02%	0.92%
Invesco Comstock Portfolio	0.57%	0.25%	0.02%	—	0.84%	0.02%	0.82%
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Investment Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Invesco Small Cap Growth Portfolio	0.85%	0.25%	0.04%	—	1.14%	0.08%	1.06%
JPMorgan Core Bond Portfolio	0.55%	0.25%	0.03%	—	0.83%	0.14%	0.69%
JPMorgan Global Active Allocation Portfolio	0.72%	0.25%	0.05%	—	1.02%	0.06%	0.96%
Loomis Sayles Global Allocation Portfolio	0.70%	0.25%	0.08%	—	1.03%	0.01%	1.02%
Loomis Sayles Growth Portfolio	0.57%	0.25%	0.02%	—	0.84%	0.02%	0.82%
MetLife Multi-Index Targeted Risk Portfolio	0.17%	0.25%	0.01%	0.22%	0.65%	—	0.65%
MFS ® Research International Portfolio	0.70%	0.25%	0.04%	—	0.99%	0.10%	0.89%
PanAgora Global Diversified Risk Portfolio	0.65%	0.25%	0.20%	0.02%	1.12%	—	1.12%
PIMCO Inflation Protected Bond Portfolio	0.48%	0.25%	0.94%	—	1.67%	—	1.67%
PIMCO Total Return Portfolio	0.48%	0.25%	0.38%	—	1.11%	0.03%	1.08%
Schroders Global Multi-Asset Portfolio	0.63%	0.25%	0.04%	0.02%	0.94%	0.01%	0.93%
SSGA Growth and Income ETF Portfolio	0.31%	0.25%	0.01%	0.20%	0.77%	—	0.77%
SSGA Growth ETF Portfolio	0.32%	0.25%	0.03%	0.21%	0.81%	—	0.81%
T. Rowe Price Large Cap Value Portfolio	0.57%	0.25%	0.02%	—	0.84%	0.05%	0.79%
T. Rowe Price Mid Cap Growth Portfolio	0.75%	0.25%	0.03%	—	1.03%	—	1.03%
Victory Sycamore Mid Cap Value Portfolio	0.65%	0.25%	0.04%	—	0.94%	0.09%	0.85%
Wells Capital Management Mid Cap Value Portfolio	0.72%	0.25%	0.05%	—	1.02%	0.06%	0.96%
Western Asset Management Government Income Portfolio	0.43%	0.25%	0.05%	—	0.73%	0.03%	0.70%
Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio	0.79%	0.25%	0.05%	—	1.09%	0.12%	0.97%
BlackRock Ultra-Short Term Bond Portfolio	0.35%	0.25%	0.04%	—	0.64%	0.02%	0.62%
Brighthouse Asset Allocation 20 Portfolio	0.10%	0.25%	0.03%	0.63%	1.01%	0.03%	0.98%
Brighthouse Asset Allocation 40 Portfolio	0.06%	0.25%	—	0.63%	0.94%	—	0.94%
Brighthouse Asset Allocation 60 Portfolio	0.05%	0.25%	—	0.64%	0.94%	—	0.94%
Brighthouse Asset Allocation 80 Portfolio	0.05%	0.25%	0.01%	0.65%	0.96%	—	0.96%
Brighthouse/Artisan Mid Cap Value Portfolio	0.82%	0.25%	0.04%	—	1.11%	0.08%	1.03%
Brighthouse/Dimensional International Small Company Portfolio	0.81%	0.25%	0.14%	—	1.20%	0.01%	1.19%
Brighthouse/Wellington Core Equity Opportunities Portfolio	0.70%	0.25%	0.02%	—	0.97%	0.12%	0.85%
Frontier Mid Cap Growth Portfolio	0.71%	0.25%	0.04%	—	1.00%	0.02%	0.98%
Jennison Growth Portfolio	0.60%	0.25%	0.02%	—	0.87%	0.08%	0.79%
MetLife Aggregate Bond Index Portfolio	0.25%	0.30%	0.03%	—	0.58%	0.01%	0.57%
MetLife Mid Cap Stock Index Portfolio	0.25%	0.30%	0.05%	0.01%	0.61%	—	0.61%
MetLife MSCI EAFE® Index Portfolio	0.30%	0.30%	0.07%	0.01%	0.68%	—	0.68%
MetLife Russell 2000® Index Portfolio	0.25%	0.30%	0.06%	—	0.61%	—	0.61%
MetLife Stock Index Portfolio	0.25%	0.25%	0.03%	—	0.53%	0.01%	0.52%
MFS ® Value Portfolio	0.61%	0.25%	0.02%	—	0.88%	0.06%	0.82%
Neuberger Berman Genesis Portfolio	0.82%	0.25%	0.04%	—	1.11%	0.01%	1.10%
T. Rowe Price Large Cap Growth Portfolio	0.60%	0.25%	0.03%	—	0.88%	0.05%	0.83%
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Investment Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
VanEck Global Natural Resources Portfolio	0.78%	0.25%	0.03%	0.01%	1.07%	0.06%	1.01%
Western Asset Management Strategic Bond Opportunities Portfolio	0.57%	0.25%	0.03%	—	0.85%	0.06%	0.79%
Western Asset Management U.S. Government Portfolio	0.48%	0.25%	0.02%	—	0.75%	0.03%	0.72%
The information shown in the table above was provided by the Investment Portfolios. Certain Investment Portfolios and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue at least until April 30, 2021. These arrangements can be terminated with respect to these Investment Portfolios only with the approval of the Investment Portfolio's board of directors or trustees. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements.
Certain Investment Portfolios that have “Acquired Fund Fees and Expenses” are “funds of funds.” A fund of funds invests substantially all of its assets in other underlying funds. Because the Investment Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.
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Examples
These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Owner Transaction Expenses, the Account Fee, Separate Account Annual Expenses, and Investment Portfolio Fees and Expenses.
The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume: (a) maximum and (b) minimum fees and expenses of any of the Investment Portfolios (before any waiver and/or reimbursement). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Chart 1. Chart 1 assumes you select the optional Annual Step-Up Death Benefit and the Joint Life version of the Lifetime Withdrawal Guarantee II rider (assuming the maximum 1.80% charge applies in all Contract Years), which is the most expensive way to purchase the contract.
(1) If you surrender your contract at the end of the applicable time period:
Time Periods
	1 year	3 years	5 years	10 years
maximum	$1,257	$2,173	$2,743	$5,668
minimum	$1,143	$1,841	$2,205	$4,687

(2) If you do not surrender your contract or if you annuitize at the end of the applicable time period:
Time Periods
	1 year	3 years	5 years	10 years
maximum	$557	$1,633	$2,743	$5,668
minimum	$443	$1,301	$2,205	$4,687

Chart 2. Chart 2 assumes you do not select the optional death benefit rider, a Guaranteed Minimum Income Benefit rider, a Guaranteed Withdrawal Benefit rider, or the Guaranteed Minimum Accumulation Benefit rider, which is the least expensive way to purchase the contract.
(1) If you surrender your contract at the end of the applicable time period:
Time Periods
	1 year	3 years	5 years	10 years
maximum	$1,057	$1,566	$1,719	$3,558
minimum	$ 943	$1,226	$1,155	$2,451

(2) If you do not surrender your contract or if you annuitize at the end of the applicable time period:
Time Periods
	1 year	3 years	5 years	10 years
maximum	$357	$1,026	$1,719	$3,558
minimum	$243	$ 686	$1,155	$2,451
The Examples should not be considered a representation of past or future expenses or annual rates of return of any Investment Portfolio. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples. Condensed financial information containing the Accumulation Unit value history appears in Appendix A of this prospectus as well as in the SAI.
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1.    THE ANNUITY CONTRACT
This prospectus describes the variable annuity contract offered by us.
The variable annuity contract is a contract between you as the Owner, and us, the insurance company, where we promise to pay an income to you, in the form of Annuity Payments, beginning on a designated date that you select. Until you decide to begin receiving Annuity Payments, your annuity is in the Accumulation Phase. If you die during the Accumulation Phase, your Beneficiary (or Beneficiaries) will receive the death benefit under your contract (see “Death Benefit” for more information). Once you begin receiving Annuity Payments, your contract switches to the Income Phase. There is no death benefit during the Income Phase; however, depending on the Annuity Option you elect, any remaining guarantee (i.e., cash refund amount or guaranteed Annuity Payments) will be paid to your Beneficiary(ies) (see “Annuity Payments (The Income Phase)” for more information).
The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract. For any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See “Federal Income Tax Status.”)
The contract is called a variable annuity because you can choose among the Investment Portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. The amount of money you are able to accumulate in your contract during the Accumulation Phase depends upon the investment performance of the Investment Portfolio(s) you select. The amount of the Annuity Payments you receive during the Income Phase from the variable annuity portion of the contract also depends, in part, upon the investment performance of the Investment Portfolio(s) you select for the Income Phase. We do not guarantee the investment performance of the variable annuity portion. You bear the full investment risk for all amounts allocated to the variable annuity portion. However, there are certain optional features that provide guarantees that can reduce your investment risk (see “Living Benefits”).
Our general account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the general account. If you select a fixed Annuity Payment option during the Income Phase, payments are made from our general account assets. All guarantees as to fixed Annuity Payments are subject to our financial strength and claims-paying ability.
The amount of the Annuity Payments you receive during the Income Phase from a fixed Annuity Payment option of the contract will remain level for the entire Income Phase. (Please see “Annuity Payments (The Income Phase)” for more information.)
As Owner of the contract, you exercise all interests and rights under the contract. You can change the Owner at any time, subject to our underwriting rules (a change of ownership may terminate certain optional riders). The contract may be owned generally by Joint Owners (limited to two natural persons). We provide more information on this under “Other Information — Ownership.”
All contract provisions will be interpreted and administered in accordance with the requirements of the Internal Revenue Code (the “Code”). Any Code references to “spouses” include those persons who enter into lawful marriages under state law, regardless of sex.
2.    PURCHASE
The maximum issue age for the contract and certain of its riders may be reduced in connection with the offer of the contract through certain broker dealers (“selling firms”). In addition, certain riders may not be available through certain selling firms. You should discuss this with your financial representative.
We reserve the right to reject any application.
Purchase Payments
A Purchase Paymentis the money you give us to invest in the contract. The initial Purchase Payment is due on the date the contract is issued. You may also be permitted to make subsequent Purchase Payments. Initial and subsequent Purchase payments are subject to certain requirements. These requirements are explained below. We may restrict your ability to make subsequent Purchase Payments. The manner in which subsequent Purchase Payments may be restricted is discussed below.
General Requirements for Purchase Payments. The following requirements apply to initial and subsequent Purchase Payments:
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•	The minimum initial Purchase Payment we will accept is $10,000.
•	If you are purchasing the contract as part of an IRA (Individual Retirement Annuity) or other qualified plan, the minimum initial Purchase Payment we will accept is $2,000.
•	The maximum total Purchase Payments for the contract is $1,000,000, without prior approval from us.
•	The minimum subsequent Purchase Paymentis $500 unless you have elected an electronic funds transfer program approved by us, in which case the minimumsubsequent Purchase Payment is $100 per month.
•	We will accept a different amount if required by federal tax law.
•	We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See “Access to Your Money.”)
•	We will not accept Purchase Payments made with cash, money orders, or travelers checks.
Restrictions on Subsequent Purchase Payments. We may restrict your ability to make subsequent Purchase Payments. We will notify you in advance if we impose restrictions on subsequent Purchase Payments. You and your financial representative should carefully consider whether our ability to restrict subsequent Purchase Payments is consistent with your investment objectives.
•	We reserve the right to reject any Purchase Payment and to limit future Purchase Payments. This means that we may restrict your ability to make subsequent Purchase Payments for any reason, subject to applicable requirements in New York State. We may make certain exceptions to restrictions on subsequent Purchase Payments in accordance with our established administrative procedures.
•	Certain riders have current and potential restrictions on subsequent Purchase Payments that are described in more detail below. For more information, see these subsections below: “Investment Allocation and Other Purchase Payment Restrictions for GMIB Max I.”
Termination for Low Account Value
We may terminate your contract by paying you the Account Value in one sum if, prior to the Annuity Date, you do not make Purchase Payments for three consecutive Contract Years, the total amount of Purchase Payments made, less any partial withdrawals, is less than $2,000 or any lower amount required by federal tax laws, and the Account Value on or after the end of such three year period is less than $2,000. (A Contract Year is defined as a one-year period starting on the date the contract is issued and on each contract anniversary thereafter.) Accordingly, no contract will be terminated due solely to negative investment performance. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA, Roth IRA, SEP, SIMPLE IRA or other Qualified Contract. We will not terminate the contract if it includes a Lifetime Withdrawal Guarantee or Guaranteed Minimum Accumulation Benefit rider. In addition, we will not terminate any contract that includes a Guaranteed Withdrawal Benefit or Guaranteed Minimum Income Benefit rider or a guaranteed death benefit if, at the time the termination would otherwise occur, the Benefit Base/Income Base of the living benefit rider, or the guaranteed amount under any death benefit, is greater than the Account Value. For all other contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals.
Allocation of Purchase Payments
When you purchase a contract, we will allocate your Purchase Payment to the Investment Portfolios you have selected. You may not choose more than 18 Investment Portfolios at the time your initial Purchase Payment is allocated. Each allocation must be at least $500 and must be in whole numbers.
Once we receive your Purchase Payment and the necessary information (or a designee receives a payment and the necessary information in accordance with the designee’s administrative procedures), we will issue your contract and allocate your first Purchase Payment within 2 Business Days. A Business Day is each day that the New York Stock Exchange is open for business. A Business Day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are
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unable to complete this process within 5 Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information. (See “Other Information — Requests and Elections.”) However, if you allocate Purchase Payments to a discontinued Investment Portfolio (see Appendix A), we will request reallocation instructions, or if we are unable to obtain such instructions, we will return your Purchase Payment to you.
We may restrict the investment options available to you if you select certain optional riders. These restrictions are intended to reduce the risk of investment losses that could require us to use our own assets to pay amounts due under the selected optional rider.
If you choose the GMIB Max I rider, we will require you to allocate your purchase payments and account value as described below under “Investment Allocation and Other Purchase Payment Restrictions for GMIB Max I” until the rider terminates.
If you choose the Guaranteed Minimum Income Benefit Plus III (GMIB Plus III), Guaranteed Minimum Income Benefit Plus I (GMIB Plus I), or Lifetime Withdrawal Guarantee II (LWG II) rider, until the rider terminates, we will require you to allocate your purchase payments and account value as described below under “Investment Allocation Restrictions for GMIB Plus III, GMIB Plus I, and Lifetime Withdrawal Guarantee II.”
If you chose the Lifetime Withdrawal Guarantee I (LWG I) rider, until the rider terminates, we will require you to allocate your Purchase Payments and Account Value as described in “Living Benefits — Guaranteed Withdrawal Benefits — Description of the Lifetime Withdrawal Guarantee I” (you may participate in the Enhanced Dollar Cost Averaging (EDCA) program, subject to restrictions).
If you choose the Guaranteed Minimum Accumulation Benefit rider, until the rider terminates, we require you to allocate your Purchase Payments and Account Value solely to one Investment Portfolio (see “Living Benefits — Guaranteed Minimum Accumulation Benefit”) (you may participate in the EDCA program, subject to restrictions).
If you make additional Purchase Payments, we will allocate them in the same way as your first Purchase Payment unless you tell us otherwise. However, if you make an additional Purchase Payment while an EDCA or Dollar Cost Averaging (DCA) program is in effect, we will not allocate the additional Purchase Payment to the EDCA or DCA program, unless you tell us to do so. Instead, unless you give us other instructions, we will allocate the additional Purchase Payment directly to the same destination Investment Portfolios you selected under the EDCA or DCA program. (See “Investment Options — Dollar Cost Averaging Programs.”) You may change your allocation instructions at any time by notifying us in writing, by calling us or by Internet. You may not choose more than 18 Investment Portfolios at the time you submit a subsequent Purchase Payment. If you wish to allocate the payment to more than 18 Investment Portfolios, we must have your request to allocate future Purchase Payments to more than 18 Investment Portfolios on record before we can apply your subsequent Purchase Payment to your chosen allocation. If there are Joint Owners, unless we are instructed to the contrary, we will accept allocation instructions from either Joint Owner.
Investment Allocation Restrictions for Certain Riders
Investment Allocation and Other Purchase Payment Restrictions for GMIB Max I
If you elect the GMIB Max I rider, you may allocate your Purchase Payments and Account Value among the following Investment Portfolios:
•	AB Global Dynamic Allocation Portfolio
•	AQR Global Risk Balanced Portfolio
•	BlackRock Global Tactical Strategies Portfolio
•	Brighthouse Balanced Plus Portfolio
•	Invesco Balanced-Risk Allocation Portfolio
•	JPMorgan Global Active Allocation Portfolio
•	MetLife Aggregate Bond Index Portfolio
•	MetLife Multi-Index Targeted Risk Portfolio
•	PanAgora Global Diversified Risk Portfolio
•	Schroders Global Multi-Asset Portfolio
•	Western Asset Management Government Income Portfolio
No other Investment Portfolios are available with the GMIB Max I rider.
The Investment Portfolios listed above (other than the MetLife Aggregate Bond Index Portfolio and the Western Asset Management Government Income Portfolio) have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own
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assets to make payments in connection with the guarantees under the GMIB Max I rider. For example, certain of the Investment Portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment options that are available if the GMIB Max I rider is not selected may offer the potential for higher returns. Before you select the GMIB Max I rider, you and your financial representative should carefully consider whether the investment options available with the GMIB Max I rider meet your investment objectives and risk tolerance. See “Investment Options” below for information about Investment Portfolios that employ a managed volatility strategy.
You may also allocate Purchase Payments to the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination portfolios are one or more of the Investment Portfolios listed above. If you elect the GMIB Max I rider, you may not participate in the Dollar Cost Averaging (DCA) program.
If a GMIB Max I rider terminates (see the descriptions of the GMIB Max I rider in the “Living Benefits – Guaranteed Income Benefits” section), the investment allocation restrictions described above will no longer apply and you will be permitted to allocate subsequent Purchase Payments or transfer Account Value to any of the available Investment Portfolios.
Restrictions on Subsequent Purchase Payments — GMIB Max I. The following subsections describe potential and current restrictions on subsequent Purchase Payments for the GMIB Max I rider. As of the date of this prospectus, only contracts issued with the GMIB Max I rider during the time period specified in the “Current Restrictions on Subsequent Purchase Payments” section below are subject to restrictions on subsequent Purchase Payments.
Potential Restrictions on Subsequent Purchase Payments. In the future, we may choose not to permit Owners of existing contracts with the GMIB Max I rider to make subsequent Purchase Payments if: (a) the GMIB Max I rider is no longer available to new customers, or (b) we make certain changes to the terms of the GMIB Max I rider offered to new customers (for example, if we change the GMIB Max I rider charge; see your contract schedule for a list of the other changes). We will notify Owners of contracts with the GMIB Max I riders in advance if we impose restrictions on subsequent Purchase Payments. If we impose restrictions on subsequent Purchase Payments, contract Owners will still be permitted to transfer Account Value among the Investment Portfolios listed above under “Investment Allocation and Other Purchase Payment Restrictions for GMIB Max I.”
Current Restrictions on Subsequent Purchase Payments. If we received your application and necessary information, in Good Order, at our Annuity Service Center before the close of the New York Stock Exchange on September 23, 2011, and you elected the GMIB Max I, we will not accept subsequent Purchase Payments from you after the close of the New York Stock Exchange on August 9, 2013. However, we will accept a subsequent Purchase Payment received after August 9, 2013 if the Purchase Payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Internal Revenue Code that we accepted, and which was received by our Annuity Service Center in Good Order, before the close of the New York Stock Exchange on August 9, 2013.
If we received your application and necessary information, in Good Order, at our Annuity Service Center after the close of the New York Stock Exchange on September 23, 2011, and you elected the GMIB Max I, we will not accept subsequent Purchase Payments from you after the close of the New York Stock Exchange on February 24, 2012. However, we will accept a subsequent Purchase Payment received after February 24, 2012 if the Purchase Payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Internal Revenue Code that we accepted, and which was received by our Annuity Service Center in Good Order, before the close of the New York Stock Exchange on February 24, 2012.
Restrictions on Subsequent Purchase Payments After Rider Terminates. If the GMIB Max I rider terminates (see “Living Benefits – Guaranteed Income Benefits – Terminating the GMIB Max I Rider”), the restrictions on subsequent Purchase Payments described above will no longer apply.
Investment Allocation Restrictions for GMIB Plus III, GMIB Plus I, and Lifetime Withdrawal Guarantee II
Allocation. If you elect the GMIB Plus III or the Lifetime Withdrawal Guarantee II, or if you elected the GMIB Plus I, you must comply with certain investment allocation restrictions. Specifically, you must allocate according to either (A) or (B) below:
(A) You must allocate:
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•	100% of your Purchase Payments or Account Value among the AB Global Dynamic Allocation Portfolio, American Funds® Balanced Allocation Portfolio, American Funds® Moderate Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, MetLife Multi-Index Targeted Risk Portfolio, PanAgora Global Diversified Risk Portfolio, Schroders Global Multi-Asset Portfolio, SSGA Growth and Income ETF Portfolio, and/or the BlackRock Ultra-Short Term Bond Portfolio (you may also allocate Purchase Payments to the EDCA program, provided that your destination portfolios are one or more of the above listed Investment Portfolios; you may not allocate Purchase Payments to the Dollar Cost Averaging program).
For contracts issued based on applications and necessary information received at our Annuity Service Center in Good Order before the close of the New York Stock Exchange on May 1, 2009, the following Investment Portfolios are also available under option (A): the Brighthouse Asset Allocation 80 Portfolio, American Funds® Growth Allocation Portfolio, and SSGA Growth ETF Portfolio.
OR
(B) You must allocate:
•	at least 30% of Purchase Payments or Account Value to Platform 1 portfolios;
•	up to 70% of Purchase Payments or Account Value to Platform 2 portfolios;
•	up to 15% of Purchase Payments or Account Value to Platform 3 portfolios; and
•	up to 15% of Purchase Payments or Account Value to Platform 4 portfolios.
For contracts issued based on applications and necessary information received at our Annuity Service Center in good order before the close of the New York Stock Exchange on May 1, 2009, the following invesment allocation restrictions apply under option (B): you must allocate at least 15% of purchase payments or account value to Platform 1 portfolios and you may allocate up to 85% of purchase payments or account value to Platform 2 portfolios (the percentages for Platforms 3 and 4 are the same as those listed above).
(See the “EDCA” section below for information on allocating Purchase Payments to the EDCA account under option (B). You may not allocate Purchase Payments to the Dollar Cost Averaging program under option (B).)
The investment options in each Platform are:
Platform 1
BlackRock Ultra-Short Term Bond Portfolio
Brighthouse/Franklin Low Duration Total Return Portfolio
JPMorgan Core Bond Portfolio
MetLife Aggregate Bond Index Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
Western Asset Management Government Income Portfolio
Western Asset Management U.S. Government Portfolio
Platform 2
AB Global Dynamic Allocation Portfolio
American Funds® Balanced Allocation Portfolio
American Funds® Growth Allocation Portfolio
American Funds® Growth Portfolio
American Funds® Moderate Allocation Portfolio
AQR Global Risk Balanced Portfolio
Baillie Gifford International Stock Portfolio
BlackRock Global Tactical Strategies Portfolio
BlackRock High Yield Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse Asset Allocation 100 Portfolio
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Brighthouse Balanced Plus Portfolio
Brighthouse/Wellington Core Equity Opportunities Portfolio
Harris Oakmark International Portfolio
Invesco Balanced-Risk Allocation Portfolio
Invesco Comstock Portfolio
Jennison Growth Portfolio
JPMorgan Global Active Allocation Portfolio
Loomis Sayles Global Allocation Portfolio
Loomis Sayles Growth Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Multi-Index Targeted Risk Portfolio
MetLife Stock Index Portfolio
MFS® Research International Portfolio
MFS® Value Portfolio
PanAgora Global Diversified Risk Portfolio
Schroders Global Multi-Asset Portfolio
SSGA Growth and Income ETF Portfolio
SSGA Growth ETF Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Large Cap Value Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Platform 3
Brighthouse/Artisan Mid Cap Value Portfolio
Frontier Mid Cap Growth Portfolio
MetLife Mid Cap Stock Index Portfolio
T. Rowe Price Mid Cap Growth Portfolio
Victory Sycamore Mid Cap Value Portfolio
Wells Capital Management Mid Cap Value Portfolio
Platform 4
Brighthouse/Aberdeen Emerging Markets Equity Portfolio
Brighthouse/Dimensional International Small Company Portfolio
Brighthouse/Eaton Vance Floating Rate Portfolio
Brighthouse/Templeton International Bond Portfolio
Brighthouse Small Cap Value Portfolio
Clarion Global Real Estate Portfolio
Invesco Small Cap Growth Portfolio
MetLife Russell 2000® Index Portfolio
Neuberger Berman Genesis Portfolio
VanEck Global Natural Resources Portfolio
Your Purchase Payments and transfer requests must be allocated in accordance with the above limitations. We will reject any Purchase
Payments or transfer requests that do not comply with the above limitations.
Certain selling firms do not offer option (B) at the time your initial Purchase Payment is allocated. Please contact our Annuity Service Center if you wish to change your allocation selection to option (B).
We determine whether an investment option is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of an investment option in the event that an investment option is added, deleted, substituted, merged or otherwise reorganized. You will not be required to reallocate Purchase Payments or Account Value that you allocated to an investment option before we changed its classification, unless you make a new Purchase Payment or request a transfer among investment options (other than pursuant to rebalancing and Enhanced Dollar Cost Averaging programs in existence at the time the classification of the investment option changed). If you make a new Purchase Payment or request a transfer among investment options, you will be required to take the new classification into account in the allocation of your entire Account Value. We will provide you with prior written notice of any changes in classification of investment options. See “Investment Options” below for information about Investment Portfolios that employ a managed volatility strategy.
Rebalancing. If you choose to allocate according to (B) above, we will rebalance your Account Value on a quarterly basis based on your most recent allocation of Purchase Payments that complies with the allocation limitations described above. We will also rebalance your Account Value when we receive a subsequent Purchase Payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Account Value on the date that is three months from the rider issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the 1st day of the following month. We will subsequently rebalance your Account Value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a Business Day, the reallocation will occur on the next Business Day. Withdrawals from the contract will not result in rebalancing on the date of withdrawal.
The rebalancing requirement described above does not apply if you choose to allocate according to (A) above.
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Subsequent Purchase Payments. Subsequent Purchase Payments must be allocated in accordance with the above limitations. When allocating according to (B) above, it is important to remember that the entire Account Value will be immediately reallocated according to any new allocation instructions that accompany a subsequent Purchase Payment, if the new allocation instructions differ from those previously received for the contract. Allocating according to (B) does not permit you to specify different allocations for individual Purchase Payments. Due to the rebalancing and reallocation requirements of (B), the entire account will be immediately reallocated according to the most recently provided allocation instructions.
Example:
Your Account Value is $100,000 and allocated 70% to the MetLife Stock Index Portfolio and 30% to the PIMCO Total Return Portfolio using Option B of the Portfolio Flexibility Program. You make a subsequent Purchase Payment of $5,000 and provide instructions to allocate 100% of that payment to the BlackRock Ultra-Short Term Bond Portfolio. As a result of the new allocation instructions, your entire Account Value of $105,000 will then be reallocated to the BlackRock Ultra-Short Term Bond Portfolio.
EDCA. If you choose to allocate according to (B) above and you choose to allocate a Purchase Payment to the EDCA account, that entire Purchase Payment must be allocated only to the EDCA account. Any transfer from an EDCA account must be allocated in accordance with the limitations described under (B) above. In addition, if you made previous Purchase Payments before allocating a Purchase Payment to the EDCA account, all transfers from an EDCA account must be allocated to the same investment options as your most recent allocations for Purchase Payments.
Changing Purchase Payment Allocation Instructions. You may change your Purchase Payment allocation instructions under (B) above at any time by providing notice to us, at our Annuity Service Center, or by any other method acceptable to us, provided that such instructions comply with the allocation limits described above. If you provide new allocation instructions for Purchase Payments and if these instructions conform to the allocation limits described under (B) above, then we will rebalance in accordance with the revised allocation instructions. Any future Purchase Payment, EDCA account transfer and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.
Transfers. Please note that any transfer request must result in an Account Value that meets the allocation limits described above. Any transfer request will not cause your allocation instructions to change unless you provide us with a separate instruction at the time of transfer.
Free Look
If you change your mind about owning this contract, you can cancel it within 10 days after receiving it. We ask that you submit your request to cancel in writing, signed by you, to our Annuity Service Center. When you cancel the contract within this Free Look period, we will not assess a withdrawal charge. You will receive back whatever your contract is worth on the day we receive your request. This may be more or less than your Purchase Payment depending upon the performance of the Investment Portfolios you allocated your Purchase Payment to during the Free Look period. This means that you bear the risk of any decline in the value of your contract during the Free Look period. We do not refund any charges or deductions assessed during the Free Look period.
Accumulation Units
The portion of your Account Value allocated to the Separate Account will go up or down depending upon the investment performance of the Investment Portfolio(s) you choose. In order to keep track of this portion of your Account Value, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.) In addition to the investment performance of the Investment Portfolio, the deduction of Separate Account charges also affects an Investment Portfolio’s Accumulation Unit value, as explained below.
Every Business Day as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), we determine the value of an Accumulation Unit for each of the Investment Portfolios by multiplying the Accumulation Unit value for the immediately preceding Business Day by a factor for the current Business Day. The factor is determined by:
1)    dividing the net asset value per share of the Investment Portfolio at the end of the current Business Day, plus any dividend or capital gains per share declared on behalf of the Investment Portfolio as of that day, by the net asset value per share of the Investment Portfolio for the previous Business Day, and
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2)    multiplying it by one minus the Separate Account product charges (including any rider charge for the Annual Step-Up Death Benefit) for each day since the last Business Day and any charges for taxes.
The value of an Accumulation Unit may go up or down from day to day.
When you make a Purchase Payment, we credit your contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of the Purchase Payment allocated to an Investment Portfolio by the value of the Accumulation Unit for that Investment Portfolio.
Purchase Payments and transfer requests are credited to a contract on the basis of the Accumulation Unit value next determined after receipt of a Purchase Payment or transfer request. Purchase Payments or transfer requests received before the close of the New York Stock Exchange will be credited to your contract that day, after the New York Stock Exchange closes. Purchase Payments or transfer requests received after the close of the New York Stock Exchange, or on a day when the New York Stock Exchange is not open, will be treated as received on the next day the New York Stock Exchange is open (the next Business Day).
Example:
On Monday we receive an additional Purchase Payment of $5,000 from you before 4:00 p.m. Eastern Time. You have told us you want this to go to the Victory Sycamore Mid Cap Value Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an Accumulation Unit for the Victory Sycamore Mid Cap Value Portfolio is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 Accumulation Units for the Victory Sycamore Mid Cap Value Portfolio.
Account Value
Account Value is equal to the sum of your interests in the Investment Portfolios and the EDCA account. Your interest in each Investment Portfolio is determined by multiplying the number of Accumulation Units for that portfolio by the value of the Accumulation Unit.
Replacement of Contracts
Exchange Programs. From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. The Account Value of this contract attributable to the exchanged assets will not be subject to any withdrawal charge or be eligible for the Enhanced Dollar Cost Averaging program or the Three Month Market Entry Program (see “Investment Options — Dollar Cost Averaging Programs”). Any additional Purchase Payments contributed to the new contract will be subject to all fees and charges, including the withdrawal charge described in this prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new contract offered by this prospectus. Then, you should compare the fees and charges (for example, the death benefit charges, the living benefit charges, and the mortality and expense charge) of your current contract to the fees and charges of the new contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax-free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.
Other Exchanges. Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, unless the exchange occurs under one of our exchange programs as described above, you might have to pay a withdrawal charge on your old annuity, and there will be a new withdrawal charge period for this contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the contract until we have received the initial premium from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our contract, ask your financial representative whether the exchange would be advantageous, given the contract features, benefits and charges.
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3.    INVESTMENT OPTIONS
The contract offers 59 Investment Portfolios, which are listed below. Additional Investment Portfolios may be available in the future.
You should read the prospectuses for these funds carefully before investing. You can obtain copies of the fund prospectuses by calling or writing to us at: Brighthouse Life Insurance Companyof NY, Annuity Service Center, P.O. Box 10366, Des Moines, Iowa 50306-0366, (800) 343-8496. You can also obtain information about the funds (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission’s website at http://www.sec.gov. Appendix B contains a summary of advisers, subadvisers, and investment objectives for each Investment Portfolio.
The investment objectives and policies of certain of the Investment Portfolios may be similar to the investment objectives and policies of other mutual funds that certain of the Investment Portfolios' investment advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds may have the same investment advisers. Also, in selecting your Investment Portfolios, you should be aware that certain Investment Portfolios may have similar investment objectives but differ with respect to fees and charges.
Shares of the Investment Portfolios may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to qualified plans. Due to differences in tax treatment and other considerations, the interests of various Owners participating in, and the interests of qualified plans investing in the Investment Portfolios may conflict. The Investment Portfolios will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.
The Investment Portfolios listed below are managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”):
(a)	AB Global Dynamic Allocation Portfolio
(b)	AQR Global Risk Balanced Portfolio
(c)	BlackRock Global Tactical Strategies Portfolio
(d)	Brighthouse Balanced Plus Portfolio
(e)	Invesco Balanced-Risk Allocation Portfolio
(f)	JPMorgan Global Active Allocation Portfolio
(g)	MetLife Multi-Index Targeted Risk Portfolio
(h)	PanAgora Global Diversified Risk Portfolio
(i)	Schroders Global Multi-Asset Portfolio
Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors or general market conditions. Bond prices may fluctuate because they move in the opposite direction of interest rates. Foreign investing carries additional risks such as currency and market volatility. A managed volatility strategy is designed to reduce volatility of returns to the above Investment Portfolios from investing in stocks and bonds. This strategy seeks to reduce such volatility by “smoothing” returns, which may result in an Investment Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. This means that in periods of high market volatility, this managed volatility strategy could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Account Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Other Investment Portfolios may offer the potential for higher returns.
If you elect certain optional riders, you will be subject to investment allocation restrictions that include these Investment Portfolios. This is intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under those riders. You pay an additional fee for a guaranteed benefit which, in part, pays for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, a managed volatility strategy might not provide meaningful additional benefit to you. Please see the Investment Portfolio prospectuses for more information in general, as well as more information about the managed volatility strategy.
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Certain Payments We Receive with Regard to the Investment Portfolios. An investment adviser (other than our affiliate Brighthouse Investment Advisers, LLC) or subadviser of an Investment Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the contracts and, in our role as an intermediary, with respect to the Investment Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Investment Portfolio assets. Contract Owners, through their indirect investment in the Investment Portfolios, bear the costs of these advisory fees (see the prospectuses for the Investment Portfolios for more information). The amount of the payments we receive is based on a percentage of assets of the Investment Portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser (other than our affiliate Brighthouse Investment Advisers, LLC) or subadviser of an Investment Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of the contracts.
We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser, Brighthouse Investment Advisers, LLC, which is formed as a “limited liability company.” Our ownership interests in Brighthouse Investment Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Investment Portfolios. We will benefit accordingly from assets allocated to the Investment Portfolios to the extent they result in profits to the adviser. (See “Fee Tables and Examples — Investment Portfolio Fees and Expenses” for information on the management fees paid by the Investment Portfolios and the Statements of Additional Information for the Investment Portfolios for information on the management fees paid by the adviser to the subadvisers.)
Certain Investment Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. (See “Fee Tables and Examples — Investment Portfolio Fees and Expenses” for the amounts of the 12b-1 fees.) An Investment Portfolio's 12b-1 Plan, if any, is described in more detail in the Investment Portfolio's prospectus. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. (See “Other Information — Distributor” for more information.) Payments under an Investment Portfolio's 12b-1 Plan decrease the Investment Portfolio's investment return.
We select the Investment Portfolios offered through this contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Portfolio's adviser or subadviser is one of our affiliates or whether the Investment Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment adviser are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than to those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Investment Portfolios periodically and may remove an Investment Portfolio or limit its availability to new Purchase Payments and/or transfers of Account Value if we determine that the Investment Portfolio no longer meets one or more of the selection criteria, and/or if the Investment Portfolio has not attracted significant allocations from contract Owners. In some cases, we have included Investment Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Investment Portfolios they recommend and may benefit accordingly from the allocation of Account Value to such Investment Portfolios.
We do not provide any investment advice and do not recommend or endorse any particular Investment Portfolio. You bear the risk of any decline in the Account Value of your contract
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resulting from the performance of the Investment Portfolios you have chosen.
Brighthouse Funds Trust I
Brighthouse Funds Trust I is a mutual fund with multiple portfolios. Brighthouse Investment Advisers, LLC (Brighthouse Investment Advisers) is the investment manager of Brighthouse Funds Trust I. Brighthouse Investment Advisers has engaged subadvisers to provide investment advice for the individual Investment Portfolios. (See Appendix B for the names of the subadvisers.) The following portfolios are available under the contract:
AB Global Dynamic Allocation Portfolio (Class B)*
American Funds® Balanced Allocation Portfolio (Class C)
American Funds® Growth Allocation Portfolio (Class C)
American Funds® Growth Portfolio (Class C)
American Funds® Moderate Allocation Portfolio (Class C)
AQR Global Risk Balanced Portfolio (Class B)*
BlackRock Global Tactical Strategies Portfolio (Class B)*
BlackRock High Yield Portfolio (Class B)
Brighthouse Asset Allocation 100 Portfolio (Class B)
Brighthouse Balanced Plus Portfolio (Class B)*
Brighthouse Small Cap Value Portfolio (Class B)
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class B)
Brighthouse/Eaton Vance Floating Rate Portfolio (Class B)
Brighthouse/Franklin Low Duration Total Return Portfolio (Class B)
Brighthouse/Templeton International Bond Portfolio (Class B)#
Clarion Global Real Estate Portfolio (Class B)
Harris Oakmark International Portfolio (Class B)
Invesco Balanced-Risk Allocation Portfolio (Class B)*
Invesco Comstock Portfolio (Class B)
Invesco Small Cap Growth Portfolio (Class B)
JPMorgan Core Bond Portfolio (Class B)
JPMorgan Global Active Allocation Portfolio (Class B)*
Loomis Sayles Global Allocation Portfolio (Class B)
Loomis Sayles Growth Portfolio (Class B) (formerly ClearBridge Aggressive Growth Portfolio)
MetLife Multi-Index Targeted Risk Portfolio (Class B)*
MFS® Research International Portfolio (Class B)
PanAgora Global Diversified Risk Portfolio (Class B)*
PIMCO Inflation Protected Bond Portfolio (Class B)
PIMCO Total Return Portfolio (Class B)
Schroders Global Multi-Asset Portfolio (Class B)*
SSGA Growth and Income ETF Portfolio (Class B)
SSGA Growth ETF Portfolio (Class B)
T. Rowe Price Large Cap Value Portfolio (Class B)
T. Rowe Price Mid Cap Growth Portfolio (Class B)
Victory Sycamore Mid Cap Value Portfolio (Class B)
Wells Capital Management Mid Cap Value Portfolio (Class B)
Western Asset Management Government Income Portfolio (Class B)*
Brighthouse Funds Trust II
Brighthouse Funds Trust II is a mutual fund with multiple portfolios. Brighthouse Investment Advisers is the investment adviser to the portfolios. Brighthouse Investment Advisers has engaged subadvisers to provide investment advice for the individual Investment Portfolios. (See Appendix B for the names of the subadvisers.) The following portfolios are available under the contract:
Baillie Gifford International Stock Portfolio (Class B)
BlackRock Ultra-Short Term Bond Portfolio (Class B)
Brighthouse Asset Allocation 20 Portfolio (Class B)
Brighthouse Asset Allocation 40 Portfolio (Class B)
Brighthouse Asset Allocation 60 Portfolio (Class B)
Brighthouse Asset Allocation 80 Portfolio (Class B)
Brighthouse/Artisan Mid Cap Value Portfolio (Class B)
Brighthouse/Dimensional International Small Company Portfolio (Class B)
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class B)
Frontier Mid Cap Growth Portfolio (Class B)
Jennison Growth Portfolio (Class B)
MetLife Aggregate Bond Index Portfolio (Class G)*
MetLife Mid Cap Stock Index Portfolio (Class G)
MetLife MSCI EAFE® Index Portfolio (Class G)
MetLife Russell 2000® Index Portfolio (Class G)
MetLife Stock Index Portfolio (Class B)
MFS® Value Portfolio (Class B)
Neuberger Berman Genesis Portfolio (Class B)
T. Rowe Price Large Cap Growth Portfolio (Class B)
VanEck Global Natural Resources Portfolio (Class B)#
Western Asset Management Strategic Bond Opportunities Portfolio (Class B)
Western Asset Management U.S. Government Portfolio (Class B)
* If you elect the GMIB Max I rider, you must allocate your Purchase Payments and Account Value among these Investment Portfolios. (See “Purchase — Investment Allocation Restrictions for Certain Riders.”) These Investment Portfolios are also available for investment if you do not elect the GMIB Max I rider.
# This portfolio is only available for investment if certain optional riders are elected. (See “Purchase — Investment Allocation Restrictions for GMIB Plus III, GMIB Plus I, and Lifetime Withdrawal Guarantee II.”)
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Investment Portfolios That Are Funds-of-Funds
The following Investment Portfolios available within Brighthouse Funds Trust I and Brighthouse Funds Trust II are “funds of funds”:
American Funds® Balanced Allocation Portfolio
American Funds® Growth Allocation Portfolio
American Funds® Moderate Allocation Portfolio
BlackRock Global Tactical Strategies Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse Asset Allocation 100 Portfolio
Brighthouse Balanced Plus Portfolio
MetLife Multi-Index Targeted Risk Portfolio
SSGA Growth and Income ETF Portfolio
SSGA Growth ETF Portfolio
“Fund of funds” Investment Portfolios invest substantially all of their assets in other portfolios and/or exchange-traded funds (“Underlying ETFs”). Therefore, each of these Investment Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Investment Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Investment Portfolio invests. Contract Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Investment Portfolios, if such underlying portfolios or Underlying ETFs are available under the contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the contract.
Transfers
General. You can transfer a portion of your Account Value among the Investment Portfolios. The contract provides that you can make a maximum of 12 transfers every year and that each transfer is made without charge. We measure a year from the anniversary of the day we issued your contract. We currently allow unlimited transfers but reserve the right to limit this in the future. We may also limit transfers in circumstances of market timing or other transfers we determine are or would be to the disadvantage of other contract Owners. (See “Investment Options — Transfers — Market Timing.”) We are not
currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a charge were to be imposed, it would be $25 for each transfer over 12 in a year. The transfer fee will be deducted from the Investment Portfolio from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.
You can make a transfer to or from any Investment Portfolio, subject to the limitations below. All transfers made on the same Business Day will be treated as one transfer. Transfers received before the close of trading on the New York Stock Exchange will take effect as of the end of the Business Day. The following apply to any transfer:
•	Your request for transfer must clearly state which Investment Portfolio(s) are involved in the transfer.
•	Your request for transfer must clearly state how much the transfer is for.
•	The minimum amount you can transfer is $500 from an Investment Portfolio, or your entire interest in the Investment Portfolio, if less (this does not apply to pre-scheduled transfer programs).
•	You may not make a transfer to more than 18 Investment Portfolios at any time if the request is made by telephone to our voice response system or by Internet. A request to transfer to more than 18 Investment Portfolios may be made by calling or writing our Annuity Service Center.
•	If you have elected to add the GMIB Max I, GMIB Plus III, GMIB Plus I, Lifetime Withdrawal Guarantee II, or Lifetime Withdrawal Guarantee I rider to your contract, you may only make transfers between certain Investment Portfolios. Please refer to “Purchase — Investment Allocation Restrictions for Certain Riders” for more information.
•	If you have elected to add the Guaranteed Minimum Accumulation Benefit rider to your contract, you may not transfer out of the Investment Portfolio you chose at issue until the rider terminates. Please refer to the section “Living Benefits — Guaranteed Minimum Accumulation Benefit.”
During the Accumulation Phase, to the extent permitted by applicable law, during times of drastic economic or market conditions, we may suspend the transfer privilege temporarily without notice and treat transfer requests based on their separate components (a redemption order
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with simultaneous request for purchase of another Investment Portfolio). In such a case, the redemption order would be processed at the source Investment Portfolio's next determined Accumulation Unit value. However, the purchase of the new Investment Portfolio would be effective at the next determined Accumulation Unit value for the new Investment Portfolio only after we receive the proceeds from the source Investment Portfolio, or we otherwise receive cash on behalf of the source Investment Portfolio.
During the Income Phase, you cannot make transfers from a fixed Annuity Payment option to the Investment Portfolios. You can, however, make transfers during the Income Phase from the Investment Portfolios to a fixed Annuity Payment option and among the Investment Portfolios.
Transfers by Telephone or Other Means. You may elect to make transfers by telephone, Internet or other means acceptable to us. To elect this option, you must first provide us with a notice or agreement in a form that we may require. If you own the contract with a Joint Owner, unless we are instructed otherwise, we will accept instructions from either you or the other Owner. (See “Other Information — Requests and Elections.”)
All transfers made on the same day will be treated as one transfer. A transfer will be made as of the end of the Business Day when we receive a notice containing all the required information necessary to process the request. We will consider telephone and Internet requests received after 4:00 p.m. Eastern Time to be received the following Business Day.
Pre-Scheduled Transfer Program. There are certain programs that involve transfers that are pre-scheduled. When a transfer is made as a result of such a program, we do not count the transfer in determining the applicability of any transfer fee and certain minimums do not apply. The current pre-scheduled transfers are made in conjunction with the following: Dollar Cost Averaging and Automatic Rebalancing Programs.
Restrictions on Frequent Transfers. Frequent requests from contract Owners to transfer Account Value may dilute the value of an Investment Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Investment Portfolios, which may in turn adversely affect contract Owners and other persons who may have an interest in the contracts (e.g., Annuitants and Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Investment Portfolios. We monitor transfer activity in the following portfolios (the “Monitored Portfolios”):
Baillie Gifford International Stock Portfolio
BlackRock High Yield Portfolio
Brighthouse Small Cap Value Portfolio
Brighthouse/Aberdeen Emerging Markets Equity Portfolio
Brighthouse/Dimensional International Small Company Portfolio
Brighthouse/Eaton Vance Floating Rate Portfolio
Brighthouse/Templeton International Bond Portfolio
Clarion Global Real Estate Portfolio
Harris Oakmark International Portfolio
Invesco Small Cap Growth Portfolio
Loomis Sayles Global Allocation Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Russell 2000® Index Portfolio
MFS® Research International Portfolio
Neuberger Berman Genesis Portfolio
VanEck Global Natural Resources Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Account Value; and (3) two or more “round-trips” involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Investment Portfolios present a significant opportunity to engage in
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arbitrage trading and therefore do not monitor transfer activity in those portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we will impose transfer restrictions on the entire contract and will require future transfer requests to or from any Investment Portfolio under that contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.
Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Investment Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the contracts. We do not accommodate frequent transfers in any Investment Portfolio and there are no arrangements in place to permit any contract Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Investment Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Investment Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Investment Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Investment Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Investment Portfolio or its principal underwriter that obligates us to provide to the Investment Portfolio promptly upon request certain information about the trading activity of individual contract Owners, and to execute instructions from the Investment Portfolio to restrict or prohibit further purchases or transfers by specific contract Owners who violate the frequent transfer policies established by the Investment Portfolio.
In addition, contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Investment Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Investment Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Investment Portfolios (and thus contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Investment Portfolios. If an Investment Portfolio believes that an omnibus order reflects one or more transfer requests from contract Owners engaged in frequent trading, the Investment Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Investment Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single contract Owner). You should read the Investment Portfolio prospectuses for more details.
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Restrictions on Large Transfers. Large transfers may increase brokerage and administrative costs of the Investment Portfolios and may disrupt portfolio management strategy, requiring an Investment Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Investment Portfolios except where the portfolio manager of a particular Investment Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either: (i) in writing with an original signature, or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.
Dollar Cost Averaging Programs
We offer two dollar cost averaging programs as described below. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You can elect only one dollar cost averaging program at a time. The dollar cost averaging programs are available only during the Accumulation Phase.
If you make an additional Purchase Payment while a Dollar Cost Averaging (DCA) or Enhanced Dollar Cost Averaging (EDCA) program is in effect, we will not allocate the additional payment to the DCA or EDCA program unless you tell us to do so. Instead, unless you previously provided different allocation instructions for future Purchase Payments or provide new allocation instructions with the payment, we will allocate the additional Purchase Payment directly to the same destination Investment Portfolios you selected under the DCA or EDCA program. Any Purchase Payments received after the DCA or EDCA program has ended will be allocated as described in “Purchase —  Allocation of Purchase Payments.”
We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no additional charge for participating in any of the dollar cost averaging programs. If you participate in any of the dollar cost averaging programs, the transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus. We will terminate your participation in a dollar cost averaging program when we receive notification of your death.
The two dollar cost averaging programs are:
1.	Standard Dollar Cost Averaging (DCA)
This program allows you to systematically transfer a set amount each month from the BlackRock Ultra-Short Term Bond Portfolio to any of the other available Investment Portfolio(s) you select. These transfers are made on a date you select or, if you do not select a date, on the date that a Purchase Payment or Account Value is allocated to the dollar cost averaging program. However, transfers will be made on the 1st day of the following month for Purchase Payments or Account Value allocated to the dollar cost averaging program on the 29th, 30th, or 31st day of a month.
If you allocate an additional Purchase Payment to your existing DCA program, the DCA transfer amount will not be increased; however, the number of months over which transfers are made is increased, unless otherwise elected in writing. You can terminate the program at any time, at which point transfers under the program will stop. This program is not available if you have selected the GMIB Max I, GMIB Plus III, GMIB Plus I, Lifetime Withdrawal Guarantee II, or GMAB rider.
2.	Enhanced Dollar Cost Averaging (EDCA) Program
The Enhanced Dollar Cost Averaging (EDCA) program allows you to systematically transfer amounts from a guaranteed account option, the EDCA account in the general account, to any available Investment Portfolio(s) you select. Except as discussed below, only new Purchase Payments or portions thereof can be allocated to an EDCA account. The transfer amount will be equal to the amount allocated to the EDCA account divided by a specified number of months (currently 6 or 12 months). For example, a $12,000 allocation to a 6-month program will consist of six $2,000 transfers, and a final transfer of the interest processed separately as a seventh transfer.
When a subsequent Purchase Payment is allocated by you to your existing EDCA account, we create “buckets” within your EDCA account.
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•	The EDCA transfer amount will be increased by the subsequent Purchase Payment divided by the number of EDCA months (6 or 12 months as you selected) and thereby accelerates the time period over which transfers are made.
•	Each allocation (bucket) resulting from a subsequent Purchase Payment will earn interest at the then current interest rate applied to new allocations to an EDCA account of the same monthly term.
•	Allocations (buckets) resulting from each Purchase Payment, along with the interest credited, will be transferred on a first-in, first-out basis. Using the example above, a subsequent $6,000 allocation to a 6 month EDCA will increase the EDCA transfer amount from $2,000 to $3,000 ($2,000 plus $6,000/6). This increase will have the effect of accelerating the rate at which the 1st payment bucket is exhausted.
(See Appendix C for further examples of EDCA with multiple Purchase Payments.)
The interest rate earned in an EDCA account will be the minimum guaranteed rate, plus any additional interest which we may declare from time to time. The minimum interest rate depends on the date your contract is issued, but will not be less than 1%. The interest rate earned in an EDCA account is paid over time on declining amounts in the EDCA account. Therefore, the amount of interest payments you receive will decrease as amounts are systematically transferred from the EDCA account to any Investment Portfolio, and the effective interest rate earned will therefore be less than the declared interest rate.
The first transfer we make under the EDCA program is the date your Purchase Payment is allocated to your EDCA account. Subsequent transfers will be made each month thereafter on the same day. However, transfers will be made on the 1st day of the following month for Purchase Payments allocated on the 29th, 30th, or 31st day of a month. If the selected day is not a Business Day, the transfer will be deducted from the EDCA account on the selected day but will be applied to the Investment Portfolios on the next Business Day. EDCA interest will not be credited on the transfer amount between the selected day and the next Business Day. Transfers will continue on a monthly basis until all amounts are transferred from your EDCA account. Your EDCA account will be terminated as of the last transfer.
If you decide you no longer want to participate in the EDCA program, all money remaining in your EDCA account will be transferred to the BlackRock Ultra-Short Term Bond Portfolio, unless you specify otherwise.
Three Month Market Entry Program
Alternatively, you can participate in the Three Month Market Entry Program which operates in the same manner as the Enhanced Dollar Cost Averaging Program, except it is of 3 months duration.
Automatic Rebalancing Program
Once your money has been allocated to the Investment Portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance monthly, quarterly, semi-annually or annually.
An automatic rebalancing program is intended to transfer Account Value from those portfolios that have increased in value to those that have declined or not increased as much in value. Over time, this method of investing may help you “buy low and sell high,” although there can be no assurance that this objective will be achieved. Automatic rebalancing does not guarantee profits, nor does it assure that you will not have losses.
We will measure the rebalancing periods from the anniversary of the date we issued your contract. If a dollar cost averaging (either DCA or EDCA) program is in effect, rebalancing allocations will be based on your current DCA or EDCA allocations. If you are not participating in a dollar cost averaging program, we will make allocations based upon your current Purchase Payment allocations, unless you tell us otherwise.
The Automatic Rebalancing Program is available only during the Accumulation Phase. There is no additional charge for participating in the Automatic Rebalancing Program. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee. We will terminate your participation in the Automatic Rebalancing Program when we receive notification of your death. This program is not available if you have selected the GMAB rider.
Example:
Assume that you want your initial Purchase Payment split between two Investment Portfolios. You want 40% to be in the MetLife Aggregate Bond Index Portfolio and
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60% to be in the Loomis Sayles Growth Portfolio. Over the next 2 1⁄2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MetLife Aggregate Bond Index Portfolio now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we will sell some of your units in the MetLife Aggregate Bond Index Portfolio to bring its value back to 40% and use the money to buy more units in the Loomis Sayles Growth Portfolio to increase those holdings to 60%.
Voting Rights
We are the legal owner of the Investment Portfolio shares. However, we believe that when an Investment Portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other affected Owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract Owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.
Substitution of Investment Options
If investment in the Investment Portfolios or a particular Investment Portfolio is no longer possible, in our judgment becomes inappropriate for purposes of the contract, or for any other reason in our sole discretion, we may substitute another Investment Portfolio or Investment Portfolios without your consent. The substituted Investment Portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Investment Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion.
4.    EXPENSES
There are charges and other expenses associated with the contract that reduce the return on your investment in the contract.These charges and expenses are:
Product Charges
Separate Account Product Charges. Each day, we make a deduction for our Separate Account product charges (which consist of the mortality and expense charge, the administration charge and the charges related to any death benefit riders). We do this as part of our calculation of the value of the Accumulation Units and the Annuity Units (i.e., during the Accumulation Phase and the Income Phase — although death benefit charges no longer continue in the Income Phase).
Mortality and Expense Charge. We assess a daily mortality and expense charge that is equal, on an annual basis, to 1.35% of the average daily net asset value of each Investment Portfolio.
This charge compensates us for mortality risks we assume, including making Annuity Payments that will not change based on our actual mortality experience and providing a guaranteed minimum death benefit under the contract. The charge also compensates us for expense risks we assume to cover contract maintenance expenses. These expenses may include issuing contracts, maintaining records, making and maintaining subaccounts available under the contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the contract, including programs like transfers and dollar cost averaging. If the mortality and expense charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses or for any other purpose.
Administration Charge. This charge is equal, on an annual basis, to 0.25% of the average daily net asset value of each Investment Portfolio. This charge, together with the account fee (see below), is for the expenses associated with the administration of the contract. Some of these expenses are: issuing contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the contracts.
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Death Benefit Rider Charge. If you select the Annual Step-Up Death Benefit rider, we will deduct a charge that compensates us for the costs and risks we assume in providing the benefit. This charge (assessed during the Accumulation Phase) is equal, on an annual basis, to 0.20% of the average daily net asset value of each Investment Portfolio.
Account Fee
During the Accumulation Phase, every Contract Year on your contract anniversary (the anniversary of the date when your contract was issued), we will deduct $30 from your contract as an account fee for the prior Contract Year if your Account Value is less than $50,000. If you make a complete withdrawal from your contract, the full account fee will be deducted from the Account Value regardless of the amount of your Account Value. During the Accumulation Phase, the account fee is deducted pro rata from the Investment Portfolios. This charge is for administrative expenses (see above). This charge cannot be increased.
A pro rata portion of the charge will be deducted from the Account Value on the Annuity Date if this date is other than a contract anniversary. If your Account Value on the Annuity Date is at least $50,000, then we will not deduct the account fee. After the Annuity Date, the charge will be collected monthly out of the Annuity Payment, regardless of the size of your contract.
Guaranteed Minimum Income
Benefit — Rider Charge
We offer a Guaranteed Minimum Income Benefit (GMIB) that you can select when you purchase the contract. There are four different versions of the GMIB under this contract: GMIB Max I, GMIB Plus III, GMIB Plus I, and GMIB I.
If you select a GMIB rider, we assess a charge during the Accumulation Phase equal to a percentage of the Income Base at the time the rider charge is assessed. (See “Living Benefits — Guaranteed Income Benefits” for a description of how the Income Base is determined.) The percentage charges for each version of the GMIB rider are listed below.
The GMIB rider charge is assessed at the first contract anniversary, and then at each subsequent contract anniversary, up to and including the anniversary on or immediately preceding the date the rider is exercised.
If you: make a full withdrawal (surrender); begin to receive Annuity Payments at the Annuity Date; change the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the contract); or assign the contract, a pro rata portion of the GMIB rider charge will be assessed based on the number of months from the last contract anniversary to the date of the withdrawal, the beginning of Annuity Payments, the change of Owner/Annuitant, or the assignment.
If a GMIB rider is terminated for the following reasons, no GMIB rider charge will be assessed based on the number of months from the last contract anniversary to the date the termination takes effect:
•	the death of the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the contract);
•	because it is the 30th day following the contract anniversary prior to the Owner’s 86th birthday (for GMIB I) or 91st birthday (for GMIB Max I, GMIB Plus III or GMIB Plus I); or
•	the Guaranteed Principal Option is exercised (only applicable to GMIB Plus I, GMIB Plus III, and GMIB Max I).
The GMIB rider charge is deducted from your Account Value pro rata from each Investment Portfolio and the EDCA account in the ratio each portfolio/account bears to your total Account Value. We take amounts from the investment options that are part of the Separate Account by canceling Accumulation Units from the Separate Account.
For versions of the GMIB rider with an Optional Step-Up feature (GMIB Max I, GMIB Plus III, GMIB Plus I), the rider charge is assessed on the Income Base prior to any Optional Step-Up. (See “Living Benefits — Guaranteed Income Benefits” for information on Optional Step-Ups.)
We reserve the right to increase the rider charge upon an Optional Step-Up, up to a rate that does not exceed the lower of: (a) 1.50% of the Income Base (the Maximum Optional Step-Up Charge), or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up. The increased rider charge will apply after the contract anniversary on which the Optional Step-Up occurs. (See below for certain versions of the GMIB Plus I rider for which we are currently increasing the rider charge upon an Optional Step-Up on a contract anniversary occurring on July 1, 2012 or later.)
If you selected the GMIB Max I or GMIB Plus III rider, the rider charge is 1.00% of the Income Base. For contracts
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issued before May 1, 2011 for which the GMIB Plus III was elected, the rider charge equals 0.95% of the Income Base.
If you selected the GMIB Plus I rider with a contract issued on or before February 23, 2009, the rider charge is 0.75% of the Income Base. If you selected the GMIB Plus I rider with a contract issued on or after February 24, 2009, the rider charge is 0.95% of the Income Base. For contracts issued with the version of the GMIB Plus I rider with an annual increase rate of 6%, if your Income Base is increased due to an Optional Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.15% of the Income Base, applicable after the contract anniversary on which the Optional Step-Up occurs.
If you selected the GMIB I rider, the rider charge is 0.50% of the Income Base. For contracts issued prior to May 1, 2005, this charge is reduced to 0.45% of the Income Base in the event that you elect the optional Annual Step-Up Death Benefit. (See “Death Benefit.”)
Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit — Rider Charge
There are two versions of the optional Lifetime Withdrawal Guarantee rider: the Lifetime Withdrawal Guarantee II rider and the Lifetime Withdrawal Guarantee I rider (collectively referred to as the Lifetime Withdrawal Guarantee riders). There are also two versions of the optional Guaranteed Withdrawal Benefit (GWB) rider: the Enhanced GWB rider and the GWB I rider (collectively referred to as the Guaranteed Withdrawal Benefit riders).
If you elect one of the Lifetime Withdrawal Guarantee riders or one of the Guaranteed Withdrawal Benefit riders, a charge is deducted from your Account Value during the Accumulation Phase on each contract anniversary. The percentage charges for each version of the LWG and GWB riders are listed below.
For the Lifetime Withdrawal Guarantee riders, the charge is a percentage of the Total Guaranteed Withdrawal Amount (see “Living Benefits — Guaranteed Withdrawal Benefits — Description of the Lifetime Withdrawal Guarantee II” and “Description of the Lifetime Withdrawal Guarantee I”) on the contract anniversary, prior to taking into account any Automatic Annual Step-Up occurring on such contract anniversary. For the versions of the Lifetime Withdrawal Guarantee riders with Compounding Income Amounts, the charge is calculated after applying the Compounding Income Amount. (See “Living
Benefits — Guaranteed Withdrawal Benefits — Description of the Lifetime Withdrawal Guarantee II” and “Description of the Lifetime Withdrawal Guarantee I” for information on Automatic Annual Step-Ups and Compounding Income Amounts.)
For the Guaranteed Withdrawal Benefit riders, the charge is a percentage of the Guaranteed Withdrawal Amount (see “Living Benefits — Guaranteed Withdrawal Benefits — Description of the Enhanced Guaranteed Withdrawal Benefit”) on the contract anniversary, prior to taking into account any Optional Reset occurring on such contract anniversary. (See “Living Benefits — Guaranteed Withdrawal Benefits — Description of the Enhanced Guaranteed Withdrawal Benefit” and “Description of the Guaranteed Withdrawal Benefit I” for information on Optional Resets.)
If you make a full withdrawal (surrender) of your Account Value, you apply all of your Account Value to an Annuity Option, there is a change in Owners, Joint Owners or Annuitants (if the Owner is a non-natural person), the contract terminates (except for a termination due to death), or (under the Lifetime Withdrawal Guarantee II rider) you assign your contract, a pro rata portion of the rider charge will be assessed based on the number of full months from the last contract anniversary to the date of the change.
If a Lifetime Withdrawal Guarantee rider or Guaranteed Withdrawal Benefit rider is terminated because of the death of the Owner, Joint Owner or Annuitants (if the Owner is a non-natural person), or if a Lifetime Withdrawal Guarantee rider or Enhanced GWB rider is cancelled pursuant to the cancellation provisions of each rider, no rider charge will be assessed based on the period from the most recent contract anniversary to the date the termination takes effect.
The Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit rider charges are deducted from your Account Value pro rata from each Investment Portfolio and the EDCA account in the ratio each portfolio/account bears to your total Account Value. We take amounts from the investment options that are part of the Separate Account by canceling Accumulation Units from the Separate Account.
Lifetime Withdrawal Guarantee Riders — Automatic Annual Step-Up. We reserve the right to increase the Lifetime Withdrawal Guarantee rider charge upon an Automatic Annual Step-Up. The increased rider charge will apply after the contract anniversary on which the Automatic Annual Step-Up occurs.
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If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee II or Lifetime Withdrawal Guarantee I rider, we may reset the rider charge applicable beginning after the contract anniversary on which the Automatic Annual Step-Up occurs to a rate that does not exceed the lower of: (a) the Maximim Automatic Annual Step-Up Charge or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Automatic Annual Step-Up.
•	For contracts issued with the Lifetime Withdrawal Guarantee II rider on or after February 24, 2009, the Maximim Automatic Annual Step-Up Charge is 1.60% for the Single Life version and 1.80% for the Joint Life version.
•	For contracts issued with the Lifetime Withdrawal Guarantee II rider on or before February 23, 2009, the Maximim Automatic Annual Step-Up Charge is 1.25% for the Single Life version and 1.50% for the Joint Life version.
•	For contracts issued with the Lifetime Withdrawal Guarantee I rider, the Maximim Automatic Annual Step-Up Charge is 0.95% for the Single Life version and 1.40% for the Joint Life version.
(See below for certain versions of the Lifetime Withdrawal Guarantee riders for which we are currently increasing the rider charge upon an Automatic Annual Step-Up on a contract anniversary occurring on July 1, 2012 or later.)
Lifetime Withdrawal Guarantee Riders — Rider Charges. For contracts issued with the Lifetime Withdrawal Guarantee II on or after February 24, 2009, the rider charge is 1.25% (Single Life version) or 1.50% (Joint Life version) of the Total Guaranteed Withdrawal Amount.
For contracts issued with the Lifetime Withdrawal Guarantee II on or before February 23, 2009, the rider charge is 0.65% (Single Life version) or 0.85% (Joint Life version) of the Total Guaranteed Withdrawal Amount. If your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.95% of the of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.20% of the of the Total Guaranteed Withdrawal Amount, applicable after the contract anniversary on which the Automatic Annual Step-Up occurs.
The rider charge for the Lifetime Withdrawal Guarantee I is 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount. If your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.80% of the of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.05% of the of the Total Guaranteed Withdrawal Amount, applicable after the contract anniversary on which the Automatic Annual Step-Up occurs.
Guaranteed Withdrawal Benefit Riders — Optional Reset. We reserve the right to increase the Guaranteed Withdrawal Benefit rider charge upon an Optional Reset. The increased rider charge will apply after the contract anniversary on which the Optional Reset occurs.
•	If an Optional Reset occurs under a contract issued with the Enhanced GWB rider on or after July 16, 2007, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Reset occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the Optional Reset, but to no more than a maximum of 1.00% of the Guaranteed Withdrawal Amount.
•	If an Optional Reset occurs under a contract issued with the Enhanced GWB rider on or before July 13, 2007, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Reset occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the Optional Reset, but to no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount.
•	If an Optional Reset occurs under a contract with the GWB I rider, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Reset occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the reset, but to no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount.
Guaranteed Withdrawal Benefit Riders — Rider Charges. For contracts issued with the Enhanced GWB rider on or
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after July 16, 2007, the rider charge is 0.55% of the Guaranteed Withdrawal Amount.
For contracts issued with the Enhanced GWB rider on or before July 13, 2007, the rider charge is 0.50% of the Guaranteed Withdrawal Amount.
The rider charge for the GWB I is 0.50% of the Guaranteed Withdrawal Amount.
Guaranteed Minimum Accumulation
Benefit — Rider Charge
If you elected the GMAB, a charge is deducted from your Account Value during the Accumulation Phase on each contract anniversary. The charge is equal to 0.75% of the GMAB Guaranteed Accumulation Amount (see “Living Benefits — Guaranteed Minimum Accumulation Benefit”) at the end of the prior Contract Year. The GMAB rider charge is deducted from your Account Value pro rata from the Investment Portfolio and the EDCA account in the ratio each portfolio/account bears to your total Account Value. We take amounts from the investment options that are part of the Separate Account by cancelling Accumulation Units from the Separate Account. If you make a full withdrawal (surrender) of your Account Value or you apply your Account Value to an Annuity Option, we will assess a pro rata portion of the GMAB rider charge based on the number of whole months since the last contract anniversary.
Withdrawal Charge
We impose a withdrawal charge to reimburse us for contract sales expenses, including commissions and other distribution, promotion, and acquisition expenses. During the Accumulation Phase, you can make a withdrawal from your contract (either a partial or a complete withdrawal). If the amount you withdraw is determined to include the withdrawal of any of your prior Purchase Payments, a withdrawal charge is assessed against each Purchase Payment withdrawn. To determine what portion (if any) of a withdrawal is subject to a withdrawal charge, amounts are withdrawn from your contract in the following order:
1.    Earnings in your contract (earnings are equal to your Account Value, less Purchase Payments not previously withdrawn); then
2.    The free withdrawal amount described below (deducted from Purchase Payments not previously withdrawn, in the order such Purchase Payments were made, with the oldest Purchase Payment first, as described below); then
3.    Purchase Payments not previously withdrawn, in the order such Purchase Payments were made: the oldest Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been withdrawn.
The withdrawal charge is calculated at the time of each withdrawal in accordance with the following:
Number of Complete Years from Receipt of Purchase Payment	Withdrawal Charge (% of Purchase Payment)
0	7
1	6
2	6
3	5
4 and thereafter	0
For a partial withdrawal, the withdrawal charge is deducted from the remaining Account Value, if sufficient. If the remaining Account Value is not sufficient, the withdrawal charge is deducted from the amount withdrawn.
If the Account Value is smaller than the total of all Purchase Payments, the withdrawal charge only applies up to the Account Value.
We do not assess the withdrawal charge on any payments paid out as Annuity Payments or as death benefits, although we do assess the withdrawal charge in calculating GMIB payments, if applicable. In addition, we will not assess the withdrawal charge on required minimum distributions from Qualified Contracts in order to satisfy federal income tax rules or to avoid required federal income tax penalties. This exception only applies to amounts required to be distributed from this contract. We do not assess the withdrawal charge on earnings in your contract.
NOTE: For tax purposes, earnings from Non-Qualified Contracts are considered to come out first.
Free Withdrawal Amount. The free withdrawal amount for each Contract Year after the first (there is no free withdrawal amount in the first Contract Year) is equal to 10% of your total Purchase Payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Also, we currently will not assess the withdrawal charge on amounts withdrawn during the first Contract Year under the Systematic Withdrawal Program. Any unused free withdrawal amount in one Contract Year does not carry over to the next Contract Year.
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Reduction or Elimination of the Withdrawal Charge
General. We may elect to reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the contract, or if a prospective purchaser already had a relationship with us.
Nursing Home or Hospital Confinement Rider. We will not impose a withdrawal charge if, after you have owned the contract for one year, you or your Joint Owner becomes confined to a nursing home and/or hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a 6-month break in confinement and the confinements are for related causes. The confinement must begin after the first contract anniversary and you must have been the Owner continuously since the contract was issued (or have become the Owner as the spousal Beneficiary who continues the contract). The confinement must be prescribed by a physician and be medically necessary. You must exercise this right no later than 90 days after you or your Joint Owner exits the nursing home or hospital. This waiver terminates on the Annuity Date. There is no charge for this rider.
Terminal Illness Rider. After the first contract anniversary, we will waive the withdrawal charge if you or your Joint Owner are terminally ill and not expected to live more than 12 months; a physician certifies to your illness and life expectancy; you were not diagnosed with the terminal illness as of the date we issued your contract; and you have been the Owner continuously since the contract was issued (or have become the Owner as the spousal Beneficiary who continues the contract). This waiver terminates on the Annuity Date. There is no charge for this rider.
For contracts issued on and after May 1, 2005, the Nursing Home or Hospital Confinement rider and the Terminal Illness rider are only available for Owners who are age 80 or younger (on the contract issue date). Additional conditions and requirements apply to the Nursing Home or Hospital Confinement rider and the Terminal Illness rider. They are specified in the rider(s) that are part of your contract.
Premium and Other Taxes
We reserve the right to deduct from Purchase Payments, account balances, withdrawals, death benefits or income payments any taxes relating to the contracts (including, but not limited to, premium taxes) paid by us to any government entity. Examples of these taxes include, but are not limited to, premium tax, generation-skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. New York does not currently assess premium taxes on Purchase Payments you make. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the account balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. It is our current practice not to charge premium taxes until Annuity Payments begin.
Transfer Fee
We currently allow unlimited transfers without charge during the Accumulation Phase. However, we have reserved the right to limit the number of transfers to a maximum of 12 per year without charge and to charge a transfer fee of $25 for each transfer greater than 12 in any year. We are currently waiving the transfer fee, but reserve the right to charge it in the future. The transfer fee is deducted from the Investment Portfolio from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.
If the transfer is part of a pre-scheduled transfer program, it will not count in determining the transfer fee.
Income Taxes
We reserve the right to deduct from the contract for any income taxes which we incur because of the contract. In general, we believe under current federal income tax law, we are entitled to hold reserves with respect to the contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the contract, and in that event we may deduct such tax from the contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
Investment Portfolio Expenses
There are deductions from and expenses paid out of the assets of each Investment Portfolio, which are described in the fee table in this prospectus and the Investment Portfolio prospectuses. These deductions and expenses are not
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charges under the terms of the contract, but are represented in the share values of each Investment Portfolio.
5.	ANNUITY PAYMENTS (THE INCOME PHASE)
Annuity Date
Under the contract you can receive regular income payments (referred to as Annuity Payments). You can choose the month and year in which those payments begin. We call that date the Annuity Date. Your Annuity Date must be at least 30 days after we issue the contract and will be the first day of the calendar month unless, subject to our current established administrative procedures, we allow you to select another day of the month as your Annuity Date.
When you purchase the contract, the Annuity Date will be the later of the first day of the calendar month after the Annuitant’s 90th birthday or 10 years from the date your contract was issued. You can change or extend the Annuity Date at any time before the Annuity Date with 30 days prior notice to us (subject to restrictions that may apply in New York State, restrictions imposed by your selling firm and our current established administrative procedures).
Please be aware that once your contract is annuitized, your Beneficiary (or Beneficiaries) is ineligible to receive the death benefit you have selected. Additionally, if you have selected a living benefit rider such as a Guaranteed Minimum Income Benefit, a Guaranteed Withdrawal Benefit, or the Guaranteed Minimum Accumulation Benefit, annuitizing your contract terminates the rider, including any death benefit provided by the rider and any Guaranteed Principal Adjustment (for the GMIB Max I, GMIB Plus, or Lifetime Withdrawal Guarantee riders) or Guaranteed Accumulation Payment (for the Guaranteed Minimum Accumulation Benefit rider) that may also be provided by the rider.
Annuity Payments
You (unless another payee is named) will receive the Annuity Payments during the Income Phase. The Annuitant is the natural person(s) whose life we look to in the determination of Annuity Payments.
During the Income Phase, you have the same investment choices you had just before the start of the Income Phase. At the Annuity Date, you can choose whether payments will be:
•	fixed Annuity Payments, or
•	variable Annuity Payments, or
•	a combination of both.
If you don’t tell us otherwise, your Annuity Payments will be based on the investment allocations that were in place just before the start of the Income Phase.
If you choose to have any portion of your Annuity Payments based on the Investment Portfolio(s), the dollar amount of your initial payment will vary and will depend upon three things:
1)    the value of your contract in the Investment Portfolio(s) just before the start of the Income Phase,
2)    the assumed investment return (AIR) (you select) used in the annuity table for the contract, and
3)    the Annuity Option elected.
Subsequent variable Annuity Payments will vary with the performance of the Investment Portfolios you selected. (For more information, see “Variable Annuity Payments” below.)
At the time you choose an Annuity Option, you select the AIR, which must be acceptable to us. Currently, you can select an AIR of 3% or 4%. You can change the AIR with 30 days’ notice to us prior to the Annuity Date. If you do not select an AIR, we will use 3%. If the actual performance exceeds the AIR, your variable Annuity Payments will increase. Similarly, if the actual investment performance is less than the AIR, your variable Annuity Payments will decrease.
Your variable Annuity Payment is based on Annuity Units. An Annuity Unit is an accounting device used to calculate the dollar amount of Annuity Payments. (For more information, see “Variable Annuity Payments” below.)
When selecting an AIR, you should keep in mind that a lower AIR will result in a lower initial variable Annuity Payment, but subsequent variable Annuity Payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the Investment Portfolios. On the other hand, a higher AIR will result in a higher initial variable Annuity Payment than a lower AIR, but later variable Annuity Payments will rise more slowly or fall more rapidly.
A transfer during the Income Phase from a variable Annuity Payment option to a fixed Annuity Payment option may result in a reduction in the amount of Annuity Payments.
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If you choose to have any portion of your Annuity Payments be a fixed Annuity Payment, the dollar amount of each fixed Annuity Payment will not change, unless you make a transfer from a variable Annuity Payment option to the fixed Annuity Payment that causes the fixed Annuity Payment to increase. Please refer to the “Annuity Provisions” section of the Statement of Additional Information for more information.
Annuity Payments are made monthly (or at any frequency permitted under the contract) unless you have less than $5,000 to apply toward an Annuity Option. In that case, we may provide your Annuity Payment in a single lump sum instead of Annuity Payments. Likewise, if your Annuity Payments would be or become less than $100 a month, we have the right to change the frequency of payments so that your Annuity Payments are at least $100.
Annuity Options
You can choose among income plans. We call those Annuity Options. You can change your Annuity Option at any time before the Annuity Date with 30 days’ notice to us.
If you do not choose an Annuity Option, Option 2, which provides a life annuity with 10 years of guaranteed Annuity Payments, will automatically be applied.
You can choose one of the following Annuity Options or any other Annuity Option acceptable to us, subject to the requirements of the Internal Revenue Code. After Annuity Payments begin, you cannot change the Annuity Option.
If more than one frequency is permitted under your contract, choosing less frequent payments will result in each Annuity Payment being larger. Annuity Options that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant are alive (such as Options 2 and 4 below) result in Annuity Payments that are smaller than Annuity Options without such a guarantee (such as Options 1 and 3 below). For Annuity Options with a designated period, choosing a shorter designated period will result in each Annuity Payment being larger.
Option 1. Life Annuity. Under this option, we will make Annuity Payments so long as the Annuitant is alive. We stop making Annuity Payments after the Annuitant’s death. It is possible under this option to receive only one Annuity Payment if the Annuitant dies before the due date of the second payment or to receive only two Annuity
Payments if the Annuitant dies before the due date of the third payment, and so on.
Option 2. Life Annuity With 10 Years of Annuity Payments Guaranteed. Under this option, we will make Annuity Payments so long as the Annuitant is alive. If, when the Annuitant dies, we have made Annuity Payments for less than ten years, we will then continue to make Annuity Payments to the Beneficiary for the rest of the 10 year period.
Option 3. Joint and Last Survivor Annuity. Under this option, we will make Annuity Payments so long as the Annuitant and a second person (joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Annuity Payments, so long as the survivor continues to live. We will stop making Annuity Payments after the last survivor’s death.
Option 4. Joint and Last Survivor Annuity with 10 Years of Annuity Payments Guaranteed. Under this option, we will make Annuity Payments so long as the Annuitant and a second person (joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Annuity Payments, so long as the survivor continues to live. If, at the last death of the Annuitant and the joint Annuitant, we have made Annuity Payments for less than ten years, we will then continue to make Annuity Payments to the Beneficiary for the rest of the 10 year period.
Option 5. Payments for a Designated Period. We currently offer an Annuity Option under which fixed or variable monthly Annuity Payments are made for a selected number of years as approved by us, currently not less than 10 years. This Annuity Option may be limited or withdrawn by us in our discretion or due to the requirements of the Code.
We may require proof of age or sex of an Annuitant before making any Annuity Payments under the contract that are measured by the Annuitant's life. If the age or sex of the Annuitant has been misstated, the amount payable will be the amount that the Account Value would have provided at the correct age or sex. Once Annuity Payments have begun, any underpayments will be made up in one sum with the next Annuity Payment. Any overpayments will be deducted from future Annuity Payments until the total is repaid.
A commutation feature (a feature that allows the Owner to receive a lump sum of the present value of future Annuity Payments) is available under the variable Payments for a Designated Period Annuity Option (Option 5). You may not commute the fixed Payments for a Designated Period
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Annuity Option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving Annuitant. Upon the death of the last surviving Annuitant, the Beneficiary may choose to continue receiving income payments (if permitted by the Code) or to receive the commuted value of the remaining guaranteed payments. For variable Annuity Options, the calculation of the commuted value will be done using the AIR applicable to the contract. (See “Annuity Payments” above.) For fixed Annuity Options, the calculation of the commuted value will be done using the then current Annuity Option rates.
There may be tax consequences resulting from the election of an Annuity Payment option containing a commutation feature (i.e., an Annuity Payment option that permits the withdrawal of a commuted value). (See “Federal Income Tax Status.”)
Due to underwriting, administrative or Internal Revenue Code considerations, there may be limitations on payments to the survivor under Options 3 and 4 and/or the duration of the guarantee period under Options 2, 4, and 5.
Tax rules with respect to decedent contracts may prohibit the election of Joint and Last Survivor Annuity Options (or income types) and may also prohibit payments for as long as the Owner's life in certain circumstances.
In addition to the Annuity Options described above, we may offer an additional payment option that would allow your Beneficiary to take distribution of the Account Value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from IRAs. (See “Federal Income Tax Status.”) We generally intend to make this payment option available to both Qualified Contracts and Non-Qualified Contracts, to the extent allowed under the Code; however, such payment option may be limited to certain categories of beneficiaries.
In the event that you purchased the contract as a Qualified Contract, you must take distribution of the Account Value in accordance with the minimum required distribution rules set forth in applicable tax law. (See “Federal Income Tax Status.”) Under certain circumstances, you may satisfy those requirements by electing an Annuity Option. You may choose any death benefit available under a Qualified Contract, but the death benefit must be paid within the timeframe required by applicable tax law and certain other contract provisions and programs will not be available.
Upon your death, if Annuity Payments have already begun under a Qualified Contract, applicable tax law may require that any remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law. If you purchased the contract as a Non-Qualified Contract, the tax rules that apply upon your death are similar to the tax rules for Qualified Contracts, but differ in some material respects. For example, if you die after Annuity Payments have already begun under a Non-Qualified Contract, any remaining Annuity Payments can continue to be paid, provided that they are paid at least as rapidly as under the method of distribution in effect at the time of your death.
Variable Annuity Payments
The Adjusted Contract Value (the Account Value, less any applicable premium taxes, account fee, and any prorated rider charge) is determined on the annuity calculation date, which is a Business Day no more than five (5) Business Days before the Annuity Date. The first variable Annuity Payment will be based upon the Adjusted Contract Value, the Annuity Option elected, the Annuitant’s age, the Annuitant's sex (where permitted by law), and the appropriate variable Annuity Option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase for the assumed investment return and Annuity Option elected. If, as of the annuity calculation date, the then current variable Annuity Option rates applicable to this class of contracts provide a first Annuity Payment greater than that which is guaranteed under the same Annuity Option under this contract, the greater payment will be made.
The dollar amount of variable Annuity Payments after the first payment is determined as follows:
•	The dollar amount of the first variable Annuity Payment is divided by the value of an Annuity Unit for each applicable Investment Portfolio as of the annuity calculation date. This establishes the number of Annuity Units for each payment. The number of Annuity Units for each applicable Investment Portfolio remains fixed during the annuity period, provided that transfers among the Investment Portfolios will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the Investment Portfolio to which the transfer is made, and the number of Annuity Units will be adjusted for transfers to a fixed Annuity Option. Please see the
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Statement of Additional Information for details about making transfers during the Annuity Phase.
•	The fixed number of Annuity Units per payment in each Investment Portfolio is multiplied by the Annuity Unit value for that Investment Portfolio for the Business Day for which the Annuity Payment is being calculated. This result is the dollar amount of the payment for each applicable Investment Portfolio, less any account fee. The account fee will be deducted pro rata out of each Annuity Payment.
•	The total dollar amount of each variable Annuity Payment is the sum of all Investment Portfolio variable Annuity Payments.
Annuity Unit. The initial Annuity Unit value for each Investment Portfolio of the Separate Account was set by us. The subsequent Annuity Unit value for each Investment Portfolio is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor (see the Statement of Additional Information for a definition) for the Investment Portfolio for the current Business Day and multiplying the result by a factor for each day since the last Business Day which represents the daily equivalent of the AIR you elected.
Fixed Annuity Payments
The Adjusted Contract Value (defined above under “Variable Annuity Payments”) is determined on the annuity calculation date, which is a Business Day no more than five (5) Business Days before the Annuity Date. This value will be used to determine a fixed Annuity Payment. The Annuity Payment will be based upon the Annuity Option elected, the Annuitant's age, the Annuitant's sex (where permitted by law), and the appropriate Annuity Option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase. If, as of the annuity calculation date, the then current Annuity Option rates applicable to this class of contracts provide an Annuity Payment greater than that which is guaranteed under the same Annuity Option under this contract, the greater payment will be made. You may not make a transfer from the fixed Annuity Option to the variable Annuity Option.
6.    ACCESS TO YOUR MONEY
You (or in the case of a death benefit, or certain Annuity Options upon the death of the last surviving Annuitant, your Beneficiary) can have access to the money in your contract:
(1)    by making a withdrawal (either a partial or a complete withdrawal);
(2)    by electing to receive Annuity Payments;
(3)    when a death benefit is paid to your Beneficiary; or
(4)    under certain Annuity Options described under “Annuity Payments (The Income Phase) — Annuity Options” that provide for continuing Annuity Payments or a cash refund to your Beneficiary upon the death of the last surviving Annuitant.
Under most circumstances, withdrawals can only be made during the Accumulation Phase.
You may establish a withdrawal plan under which you can receive substantially equal periodic payments in order to comply with the requirements of Sections 72(q) or (t) of the Code. Premature modification or termination of such payments may result in substantial penalty taxes. (See “Federal Income Tax Status.”) If you own an annuity contract with a Guaranteed Minimum Income Benefit (GMIB) rider and elect to receive distributions in accordance with substantially equal periodic payments exception, the commencement of income payments under the GMIB rider due to the complete depletion of the Account Value may be considered an impermissible modification of the payment stream under certain circumstances.
When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the Account Value of the contract at the end of the Business Day when we receive a written request for a withdrawal:
•	less any applicable withdrawal charge;
•	less any premium or other tax;
•	less any account fee; and
•	less any applicable pro rata GMIB, GWB or GMAB rider charge.
Unless you instruct us otherwise, any partial withdrawal will be made pro rata from the EDCA account and the Investment Portfolio(s) you selected. Under most circumstances the amount of any partial withdrawal must be for at least $500, or your entire interest in the Investment Portfolio or EDCA account. We require that after a partial withdrawal is made you keep at least $2,000 in the contract. If the withdrawal would result in the Account Value being less than $2,000 after a partial
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withdrawal, we will treat the withdrawal request as a request for a full withdrawal. (See “Purchase — Termination for Low Account Value” for more information.)
We will pay the amount of any withdrawal from the Separate Account within seven days of when we receive the request in Good Order unless the suspension of payments or transfers provision is in effect.
We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a contract Owner's check that has not yet cleared (i.e., that could still be dishonored by the contract Owner's banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
How to withdraw all or part of your Account Value:
•	You must submit a request to our Annuity Service Center. (See “Other Information — Requests and Elections.”)
•	If you would like to have the withdrawal charge waived under the Nursing Home or Hospital Confinement Rider or the Terminal Illness Rider, you must provide satisfactory evidence of confinement to a nursing home or hospital or terminal illness. (See “Expenses — Reduction or Elimination of the Withdrawal Charge.”)
•	You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed on them).
•	We have to receive your withdrawal request in our Annuity Service Center prior to the Annuity Date or Owner's death; provided, however, that you may submit a written withdrawal request any time prior to the Annuity Date that indicates that the withdrawal should be processed as of the Annuity Date. Solely for purpose of calculating and processing such a withdrawal request, the request will be deemed to have been received on, and the withdrawal amount will be priced according to the Accumulation Unit value calculated as of, the Annuity Date. Your request must be received at our Annuity Service Center on or before the Annuity Date.
There are limits to the amount you can withdraw from certain qualified plans including Qualified and TSA plans. (See “Federal Income Tax Status.”)
Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.
Divorce. A withdrawal made pursuant to a divorce or separation instrument is subject to the same withdrawal charge provisions as described in “Expenses — Withdrawal Charge,” if permissible under tax law. In addition, the withdrawal will reduce the Account Value, the death benefit, and the amount of any optional living or death benefit (including the benefit base we use to determine the guaranteed amount of the benefit). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportionate reduction in the benefit base used to calculate the guaranteed amount provided by an optional rider, as described in the “Living Benefits” section. The withdrawal could have a significant negative impact on the death benefit and on any optional rider benefit.
Systematic Withdrawal Program
You may elect the Systematic Withdrawal Program at any time. We do not assess a charge for this program. This program provides an automatic payment to you of up to 10% of your total Purchase Payments each year. You can receive payments monthly or quarterly, provided that each payment must amount to at least $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next Business Day. While the Systematic Withdrawal Program is in effect you can make additional withdrawals. However, such withdrawals plus the systematic withdrawals will be considered when determining the applicability of any withdrawal charge. (For a discussion of the withdrawal charge, see “Expenses” above.)
We will terminate your participation in the Systematic Withdrawal Program when we receive notification of your death.
Income taxes, tax penalties and certain restrictions may apply to systematic withdrawals.
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Suspension of Payments or Transfers
We may be required to suspend or postpone payments for withdrawals or transfers for any period when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of shares of the Investment Portfolios is not reasonably practicable or we cannot reasonably value the shares of the Investment Portfolios; or
•	during any other period when the Securities and Exchange Commission, by order, so permits for the protection of Owners.
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner's ability to make certain transactions and thereby refuse to accept any requests for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.
7.    LIVING BENEFITS
Overview of Living Benefit Riders
We offer a suite of optional living benefit riders that, for certain additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one of these riders may be elected, and the rider must be elected at contract issue. These optional riders are described briefly below. Please see the more detailed description that follows for important information on the costs, restrictions and availability of each optional rider. We currently offer two types of living benefit riders — guaranteed income benefits and guaranteed withdrawal benefits:
Guaranteed Income Benefits
•	GMIB Max I
•	Guaranteed Minimum Income Benefit Plus III (GMIB Plus III)
•	Guaranteed Minimum Income Benefit Plus I (GMIB Plus I)
•	Guaranteed Minimum Income Benefit I (GMIB I)
Our guaranteed income benefit riders are designed to allow you to invest your Account Value in the market while at the same time assuring a specified guaranteed level of minimum fixed Annuity Payments if you elect the income phase. The fixed Annuity Payment amount is guaranteed regardless of investment performance or the actual Account Value at the time you annuitize. Prior to exercising the rider and annuitizing your contract, you may make withdrawals up to a maximum level specified in the rider and still maintain the benefit amount.
Guaranteed Withdrawal Benefits
•	Lifetime Withdrawal Guarantee II (LWG II)
•	Lifetime Withdrawal Guarantee I (LWG I)
•	Enhanced Guaranteed Withdrawal Benefit (Enhanced GWB)
•	Guaranteed Withdrawal Benefit I (GWB I)
The Enhanced GWB and GWB I riders are designed to guarantee that at least the entire amount of Purchase Payments you make will be returned to you through a series of withdrawals without annuitizing, regardless of investment performance, as long as withdrawals in any Contract Year do not exceed the maximum amount allowed under the rider. A Contract Year is defined as a one-year period starting on the date the contract is issued and on each contract anniversary thereafter.
With the LWG riders, you get the same benefits, but in addition, if you make your first withdrawal on or after the date you reach age 59 1⁄2, you are guaranteed income without annuitizing for your life (and the life of your spouse, if the Joint Life version of the rider was elected, and you take the first withdrawal when both you and your spouse are at least age 59 1⁄2), even after the entire amount of Purchase Payments has been returned.
Guaranteed Asset Accumulation Benefit
The GMAB is designed to guarantee that your Account Value will not be less than a minimum amount at the end of the 10-year waiting period. The amount of the guarantee depends on which of three permitted Investment Portfolios you selected at contract issue.
Guaranteed Income Benefits
At the time you buy the contract, you may elect a guaranteed income benefit rider, called a Guaranteed Minimum Income Benefit (GMIB), for an additional charge. This rider is designed to guarantee a predictable,
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minimum level of fixed Annuity Payments, regardless of the investment performance of your Account Value during the Accumulation Phase. However, if applying your actual Account Value at the time you annuitize the contract to then current annuity purchase rates (outside of the rider) produces higher income payments, you will receive the higher payments, and thus you will have paid for the rider even though it was not used. Also, prior to exercising the rider, you may make specified withdrawals that reduce your Income Base (as explained below) during the Accumulation Phase and still leave the rider guarantees intact, provided the conditions of the rider are met. Your financial representative can provide you an illustration of the amounts you would receive, with or without withdrawals, if you exercised the rider.
There are four different versions of the GMIB under this contract: GMIB Max I, GMIB Plus III, GMIB Plus I, and GMIB I.
You may not have this benefit and a GWB or GMAB rider in effect at the same time. Once elected, the rider cannot be terminated except as discussed below.
Facts About the Guaranteed Income Benefit Riders
Income Base and GMIB Annuity Payments. Under the GMIB, we calculate an “Income Base” (as described below) that determines, in part, the minimum amount you receive as an income payment upon exercising the GMIB rider and annuitizing the contract. It is important to recognize that this Income Base is not available for cash withdrawals and does not establish or guarantee your Account Value or a minimum return for any Investment Portfolio. After a minimum 10-year waiting period, and then only within 30 days following a contract anniversary, you may exercise the rider. We then will apply the Income Base calculated at the time of exercise to the conservative GMIB Annuity Table (as described below) specified in the rider in order to determine your minimum guaranteed lifetime fixed monthly Annuity Payments (your actual payment may be higher than this minimum if, as discussed above, the base contract under its terms would provide a higher payment).
The GMIB Annuity Table. The GMIB Annuity Table is specified in the rider. For GMIB Max I and GMIB Plus III in contracts issued on or after May 1, 2011, this table is calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection
Scale AA and a 10-year age set back with interest of 1.0% per annum. For GMIB Plus III and GMIB Plus I in contracts issued after May 1, 2009 and prior to May 1, 2011, this table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per annum. For GMIB Plus I in contracts issued on May 1, 2009 or earlier, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 1.5% per annum. For GMIB I, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per annum. As with other pay-out types, the amount you receive as an income payment also depends on your age, your sex, and the Annuity Option you select. The annuity rates in the GMIB Annuity Table are conservative and a withdrawal charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Account Value on your annuity date to then-current annuity purchase rates.
If you exercise the GMIB rider, your Annuity Payments will be the greater of:
•	the Annuity Payment determined by applying the amount of the Income Base to the GMIB Annuity Table, or
•	the Annuity Payment determined for the same Annuity Option in accordance with the base contract. (See “Annuity Payments (The Income Phase).”)
If you choose not to receive Annuity Payments as guaranteed under the GMIB, you may elect any of the Annuity Options available under the contract.
Ownership. If you, the Owner, are a natural person, you must also be the Annuitant. If a non-natural person owns the contract, then the Annuitant will be considered the Owner in determining the Income Base and GMIB Annuity Payments. If Joint Owners are named, the age of the older Joint Owner will be used to determine the Income Base and GMIB Annuity Payments. For the purposes of the Guaranteed Income Benefits section of the prospectus, “you” always means the Owner, oldest Joint Owner or the Annuitant, if the Owner is a non-natural person.
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1⁄2, a 10% federal tax penalty may apply.
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GMIB and Decedent Contracts. If you are purchasing this contract with a nontaxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which you were the Beneficiary and you are “stretching” the distributions under the IRS required distribution rules, you may not purchase a GMIB rider. Upon your death, however, any remaining benefits may need to be accelerated to comply with IRS rules.
GMIB Plus I, GMIB I and Qualified Contracts. The GMIB Plus I and GMIB I riders may have limited usefulness in connection with a Qualified Contract, such as an IRA, in circumstances where, due to the ten-year waiting period after purchase (and for GMIB Plus I, after an Optional Step-Up) the Owner is unable to exercise the rider until after the required beginning date of required minimum distributions under the contract. In such event, required minimum distributions received from the contract during the 10-year waiting period will have the effect of reducing the Income Base either on a proportionate or dollar-for-dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of Annuity Payments under the rider. You should consult your tax adviser regarding the GMIB Plus I or GMIB I rider in connection with a Qualified Contract.
(See Appendix D for examples illustrating the operation of the GMIB.)
Description of GMIB Max I
The GMIB Max I rider is no longer available for purchase. The GMIB Max I rider is available only for Owners up through age 78, and you can only elect the GMIB Max I at the time you purchase the contract. The GMIB Max I rider may be exercised after a 10-year waiting period and then only within 30 days following a contract anniversary, provided that the exercise must occur no later than the 30-day period following the contract anniversary prior to the Owner’s 91st birthday.
Income Base. The Income Base is the greater of (a) or (b) below.
(a)    Highest Anniversary Value: On the issue date, the “Highest Anniversary Value” is equal to your initial Purchase Payment. Thereafter, the Highest Anniversary Value will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to the Owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.
The Highest Anniversary Value does not change after the contract anniversary immediately preceding the Owner's 81st birthday, except that it is increased for each subsequent Purchase Payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable withdrawal charge).
(b)    Annual Increase Amount: On the date we issue your contract, the “Annual Increase Amount” is equal to your initial Purchase Payment. All Purchase Payments received within 120 days of the date we issue your contract will be treated as part of the initial Purchase Payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:
(i)    is Purchase Payments accumulated at the annual increase rate (as defined below) from the date the Purchase Payment is made; and
(ii)    is withdrawal adjustments (as defined below) accumulated at the annual increase rate.
The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See “Optional Step-Up” below for a feature that can be used to reset the Annual Increase Amount to the Account Value.
The Annual Increase Amount is limited to 275% of the greater of: (a) your Purchase Payments or (b) the Annual Increase Amount as increased by the most recent Optional Step-Up (see “Optional Step-Up” below). Each time the Annual Increase Amount is increased by an Optional Step-Up, the limit on the Annual Increase Amount is raised to 275% of the new, higher Annual Increase Amount, if it is greater than 275% of your Purchase Payments.
Annual Increase Rate. As noted above, we calculate an Income Base under the GMIB rider that helps determine the minimum amount you receive as an income payment upon exercising the rider. One of the factors used in calculating the Income Base is called the “annual increase rate.”
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Through the contract anniversary immediately prior to the Owner’s 91st birthday, the annual increase rate is the greater of:
(a)    6%; or
(b)    the required minimum distribution rate (as defined below).
Item (b) only applies to IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code.
The required minimum distribution rate equals the greater of:
(1)    the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the sum of (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year;
(2a)    if you enroll only in the Automated Required Minimum Distribution Program, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Program, divided by the sum of (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year; or
(2b)    if you enroll in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Program, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of 6% (item (a) above) of the Annual Increase Amount at the beginning of the Contract Year) and (II) the Automated Required Minimum Distribution Program (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the sum of (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year.
On the first contract anniversary, “at the beginning of the Contract Year” means on the issue date; on a later contract anniversary, “at the beginning of the Contract Year” means on the prior contract anniversary. All Purchase Payments received within 120 days of the issue date are treated as part of the initial Purchase Payment for this purpose, and therefore are included in the Annual Increase Amount on the issue date, instead of being treated as subsequent Purchase Payments (see “Operation of the GMIB – Income Base”).
See “Use of Automated Required Minimum Distribution Program and Systematic Withdrawal Program With GMIB Max I” below for more information on the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program.
If item (b) above (the required minimum distribution rate) is greater than item (a) above, and your total withdrawals during a Contract Year, divided by the sum of (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year, exceed the required minimum distribution rate, the required minimum distribution rate is not used to calculate the annual increase rate, and the annual increase rate will be reduced to 6% (item (a) above). Therefore, the annual increase rate for that Contract Year will be lower than the required minimum distribution rate, which could have the effect of reducing the value of Annuity Payments under the GMIB rider.
During the 30 day period following the contract anniversary immediately prior to the Owner’s 91st birthday, the annual increase rate is 0%.
Withdrawal Adjustments. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):
(a)    The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributed to that withdrawal (including any applicable withdrawal charge); or
(b)    If total withdrawals in a Contract Year are not greater than the annual increase rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, and if these withdrawals are paid to you (or to the Annuitant, if the contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that Contract Year. These withdrawal
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adjustments will replace the withdrawal adjustments defined in (a) immediately above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.
As described in (a) immediately above, if in any Contract Year you take cumulative withdrawals that exceed the annual increase rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable withdrawal charge) reduced the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of Annuity Payments under the GMIB rider. Limiting your cumulative withdrawals during a Contract Year to not more than the annual increase rate multiplied by the Annual Increase Amount at the beginning of the Contract Year will result in dollar-for-dollar treatment of the withdrawals, as described in (b) immediately above.
(See Appendix D for examples of the calculation of the Income Base, including the Highest Anniversary Value, the Annual Increase Amount, the annual increase rate, and the withdrawal adjustments.)
In determining the GMIB annuity income, an amount equal to the withdrawal charge that would be assessed upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the Income Base.
Optional Step-Up. On each contract anniversary as permitted, you may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be Beneficial if your Account Value has grown at a rate above the annual increase rate on the Annual Increase Amount (6%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the annual increase rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. However, if you elect to reset the Annual Increase Amount, we will also restart the 10-year waiting period. In addition, we may reset the rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up.
An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Owner (or oldest Joint Owner or Annuitant if the contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up.
You may elect either: (1) a one-time Optional Step-Up at any contract anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any contract anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), at least 30 days prior to the contract anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh contract anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent contract anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Step-Ups, the rider (and the rider charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)
We must receive your request to exercise the Optional Step-Up in writing, at our Annuity Service Center, or any other method acceptable to us. We must receive your request prior to the contract anniversary for an Optional Step-Up to occur on that contract anniversary.
Each Optional Step-Up:
(1)    resets the Annual Increase Amount to the Account Value on the contract anniversary following the receipt of an Optional Step-Up election;
(2)    resets the waiting period to exercise the rider to the tenth contract anniversary following the date the Optional Step-Up took effect;
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(3)    resets the maximum Annual Increase Amount to a percentage (275%) multiplied by the Annual Increase Amount calculated in (1) above, if greater than the maximum Annual Increase Amount immediately before the Optional Step-Up; and
(4)    may reset the rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up.
In the event that the charge applicable to contract purchases at the time of the step-up is higher than your current rider charge, you will be notified in writing a minimum of 30 days in advance of the applicable contract anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center no less than seven calendar days prior to the applicable contract anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Service Center that you wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next contract anniversary after we receive your request for reinstatement.
On the date of the Optional Step-Up, the Account Value on that day will be treated as a single Purchase Payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the reset. All Purchase Payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.
Investment Allocation Restrictions. For a detailed description of the GMIB Max I investment allocation restrictions, see “Purchase — Investment Allocation and Other Purchase Payment Restrictions for GMIB Max I.”
If you elect the GMIB Max I, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination Investment Portfolios are selected in accordance with the investment allocation restrictions.
If you elect the GMIB Max I rider, you must allocate 100% of your Purchase Payments and Account Value among the Investment Portfolios listed in “Purchase — Investment Allocation and Other Purchase Payment Restrictions for GMIB Max I” and you will not be able to allocate Purchase Payments or Account Value to the BlackRock Ultra-Short Term Bond Portfolio.
The Investment Portfolios listed in “Investment Allocation and Other Purchase Payment Restrictions for GMIB Max I” (other than the MetLife Aggregate Bond Index Portfolio and the Western Asset Management Government Income Portfolio) have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the GMIB Max I rider. For example, certain of the Investment Portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment options that are available if the GMIB Max I rider is not selected may offer the potential for higher returns. Before you select the GMIB Max I rider, you and your financial representative should carefully consider whether the investment options available with the rider meet your investment objectives and risk tolerance.
If the GMIB Max I rider terminates (see “Terminating the GMIB Max I Rider”), the investment allocation restrictions described above will no longer apply and you will be permitted to allocate subsequent Purchase Payments or transfer Account Value to any of the available Investment Portfolios.
Potential Restrictions on Subsequent Purchase Payments. In the future, we may choose not to permit Owners of existing contracts with the GMIB Max I rider to make subsequent Purchase Payments if: (a) the GMIB Max I rider is no longer available to new customers, or (b) we make certain changes to the terms of the GMIB Max I rider offered to new customers (for example, if we change the GMIB Max I rider charge; see your contract schedule for a list of the other changes). We will notify Owners of contracts with the GMIB Max I rider in advance if we impose restrictions on subsequent Purchase Payments. If we impose restrictions on subsequent Purchase Payments, contract Owners will still be permitted to transfer Account Value among the Investment Portfolios listed under “Purchase — Investment Allocation and Other Purchase Payment Restrictions for GMIB Max I.”
Current Restrictions on Subsequent Purchase
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Payments.
•	If we received your application and necessary information, in Good Order, at our MetLife Annuity Service Center before the close of the New York Stock Exchange on September 23, 2011, and you elected the GMIB Max I, we will not accept subsequent Purchase Payments from you after the close of the New York Stock Exchange on August 9, 2013. However, we will accept a subsequent Purchase Payment received after August 9, 2013 if the Purchase Payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Internal Revenue Code that we accepted, and which was received by our MetLife Annuity Service Center in Good Order, before the close of the New York Stock Exchange on August 9, 2013.
•	If we received your application and necessary information, in Good Order, at our MetLife Annuity Service Center after the close of the New York Stock Exchange on September 23, 2011, and you elected the GMIB Max I, we will not accept subsequent Purchase Payments from you after the close of the New York Stock Exchange on February 24, 2012. However, we will accept a subsequent Purchase Payment received after February 24, 2012 if the Purchase Payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Internal Revenue Code that we accepted, and which was received by our MetLife Annuity Service Center in Good Order, before the close of the New York Stock Exchange on February 24, 2012.
Restrictions on Subsequent Purchase Payments After Rider Terminates. If the GMIB Max I rider terminates (see “Terminating the GMIB Max I Rider” below), the restrictions on subsequent Purchase Payments described above will no longer apply.
Guaranteed Principal Option. On each contract anniversary starting with the tenth contract anniversary and through the contract anniversary prior to the Owner's 91st birthday, you may exercise the Guaranteed Principal Option. If the Owner is a non-natural person, the Annuitant's age is the basis for determining the birthday. If there are Joint Owners, the age of the oldest Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the applicable contract anniversary. The
Guaranteed Principal Option will take effect at the end of this 30-day period following that contract anniversary.
By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your Account Value intended to restore your initial investment in the contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to (a) minus (b) where:
(a)    is Purchase Payments credited within 120 days of the date we issued the contract (reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including applicable withdrawal charges) prior to the exercise of the Guaranteed Principal Option) and
(b)    the Account Value on the contract anniversary immediately preceding exercise of the Guaranteed Principal Option.
The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable Investment Portfolio in the ratio the portion of the Account Value in such Investment Portfolio bears to the total Account Value in all Investment Portfolios. It is important to note that only Purchase Payments made during the first 120 days that you hold the contract are taken into consideration in determining the Guaranteed Principal Adjustment. If you anticipate making Purchase Payments after 120 days, you should understand that such payments will not increase the Guaranteed Principal Adjustment. However, because Purchase Payments made after 120 days will increase your Account Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GMIB Max I rider may not be appropriate for you if you intend to make additional Purchase Payments after the 120-day period and are purchasing the rider for this feature.
The Guaranteed Principal Adjustment will never be less than zero. If the Guaranteed Principal Option is exercised, the GMIB Max I rider will terminate as of the date the option takes effect and no additional GMIB charges will apply thereafter. The variable annuity contract, however, will continue. The investment allocation restrictions and subsequent Purchase Payment restrictions described above will no longer apply, and you will be permitted to allocate subsequent Purchase
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Payments or transfer Account Value to any of the available Investment Portfolios.
Exercising the GMIB Max I Rider. If you exercise the GMIB Max I, you must elect to receive Annuity Payments under one of the following fixed Annuity Options:
(1)    Life annuity with 5 years of Annuity Payments guaranteed.
(2)    Joint and last survivor annuity with 5 years of Annuity Payments guaranteed. Based on federal tax rules, this option is not available for Qualified Contracts where the difference in ages of the joint Annuitants, who are not spouses, is greater than 10 years. (See “Annuity Payments (The Income Phase).”) This joint and last survivor Annuity Option is only available if the youngest Annuitant's attained age is 35 or older.
These options are described in the contract and the GMIB Max I rider.
The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with
10 years of mortality improvement based on projection Scale AA and a 10-year age set back with interest of 1.0% per annum. As with other payout types, the amount you receive as an income payment also depends on the Annuity Option you select, your age, and your sex. The annuity rates for attained ages 86 to 90 are the same as those for attained age 85. The annuity rates in the GMIB Annuity Table are conservative and a withdrawal charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Account Value on your Annuity Date to then-current annuity purchase rates.
If you exercise the GMIB Max I, your Annuity Payments will be the greater of:
•	the Annuity Payment determined by applying the amount of the Income Base to the GMIB Annuity Table, or
•	the Annuity Payment determined for the same Annuity Option in accordance with the base contract. (See “Annuity Payments (The Income Phase).”)
If the amount of the guaranteed minimum lifetime income that the GMIB Max I produces is less than the amount of annuity income that would be provided by applying contract value on the Annuity Date to the then-current annuity purchase rates, then you would have paid for a benefit that you did not use.
If you take a full withdrawal of your Account Value, your contract is terminated by us due to its small Account Value and inactivity (see “Purchase — Termination for Low Account Value”), or your contract lapses and there remains any Income Base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the Income Base and any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.
Enhanced Payout Rates. As noted above, the annuity rates in the GMIB Annuity Table are calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10-year age set back with interest of 1.0% per annum. However, the GMIB Max I payout rates are enhanced under the following circumstances.
If you select the GMIB Max I rider and if:
•	your contract was issued on or after your 59th birthday;
•	you take no withdrawals prior to age 62;
•	your Account Value is fully withdrawn or decreases to zero at or after your 62nd birthday and there is an Income Base remaining; and
•	the Annuity Option you select is the single life annuity with 5 years of Annuity Payments guaranteed;
then the annual Annuity Payments under the GMIB Max I rider will equal or exceed 5% of the Income Base (calculated on the date the payments are determined).
Alternatively, if you select the GMIB Max I rider and if:
•	your contract was issued on or after your 65th birthday;
•	you take no withdrawals prior to age 70;
•	your Account Value is fully withdrawn or decreases to zero at or after your 70th birthday and there is an Income Base remaining; and
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•	the Annuity Option you select is the single life annuity with 5 years of Annuity Payments guaranteed;
then the annual Annuity Payments under the GMIB Max I rider will equal or exceed 6% of the Income Base (calculated on the date the payments are determined).
If an Owner dies and the Owner's spouse (age 89 or younger) is the Beneficiary of the contract, the spouse may elect to continue the contract and the GMIB Max I rider. If the the spouse elects to continue the contract and the Owner had begun to take withdrawals prior to his or her death, and the Owner was older than the spouse, the spouse's eligibility for the enhanced payout rates described above is based on the Owner's age when the withdrawals began. For example, if an Owner had begun to take withdrawals at age 62 and subsequently died, if that Owner's spouse continued the contract and the GMIB Max I rider, the spouse would be eligible for the 5% enhanced payout rate described above, even if the spouse were younger than age 62 at the time the contract was continued. If the spouse elects to continue the contract and the Owner had not taken any withdrawals prior to his or her death, the spouse's eligibility for the enhanced payout rates described above is based on the spouse's age when the spouse begins to take withdrawals.
If you choose not to receive Annuity Payments as guaranteed under the GMIB Max I, you may elect any of the Annuity Options available under the contract.
Terminating the GMIB Max I Rider. Except as otherwise provided in the GMIB Max I rider, the rider will terminate upon the earliest of:
a)    The 30th day following the contract anniversary prior to your 91st birthday;
b)    The date you make a complete withdrawal of your Account Value (if there is an Income Base remaining you will receive payments based on the remaining Income Base) (a pro rata portion of the rider charge will be assessed);
c)    The date you elect to receive Annuity Payments under the contract and you do not elect to receive payments under the GMIB (a pro rata portion of the rider charge will be assessed);
d)    Death of the Owner or Joint Owner (unless the spouse (age 89 or younger) is the Beneficiary and elects to continue the contract), or death of the Annuitant if a non-natural person owns the contract;
e)    A change for any reason of the Owner or Joint Owner or the Annuitant, if a non-natural person owns the contract, subject to our administrative procedures (a pro rata portion of the rider charge will be assessed);
f)    The effective date of the Guaranteed Principal Option; or
g)    The date you assign your contract (a pro rata portion of the rider charge will be assessed).
If an Owner or Joint Owner dies and:
•	the spouse elects to continue the contract and the GMIB rider under termination provision d) above; and
•	before the 10-year waiting period to exercise the GMIB rider has elapsed, the GMIB rider will terminate under termination provision a) above (because it is the 30th day following the contract anniversary prior to the spouse’s 91st birthday);
we will permit the spouse to exercise the GMIB rider within the 30 days following the Contract Anniversary prior to his or her 91st birthday, even though the 10-year waiting period has not elapsed.
Under our current administrative procedures, we will waive the termination of the GMIB Max I rider if you assign a portion of the contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or Purchase Payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.
When the GMIB Max I rider terminates, the corresponding rider charge terminates and the GMIB Max I investment allocation restrictions and subsequent Purchase Payment restrictions, described above, will no longer apply, and you will be permitted to allocate subsequent Purchase Payments or transfer Account Value to any of the available Investment Portfolios.
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Use of Automated Required Minimum Distribution Program and Systematic Withdrawal Program With GMIB Max I
For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (age 70 1⁄2, if you were born on or before June 30, 1949),
Used with the GMIB Max I rider, our Automated Required Minimum Distribution Program can help you fulfill minimum distribution requirements with respect to your contract without reducing the Income Base on a proportionate basis. (Reducing the Income Base on a proportionate basis could have the effect of reducing or eliminating the value of Annuity Payments under the GMIB Max I rider.) The Automated Required Minimum Distribution Program calculates minimum distribution requirements with respect to your contract and makes payments to you on a monthly, quarterly, semi-annual or annual basis.
Alternatively, you may choose to enroll in both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program (see “Access to Your Money – Systematic Withdrawal Program”). In order to avoid taking withdrawals that could reduce the Income Base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed 6% of the Annual Increase Amount at the beginning of the Contract Year. Any amounts above 6% of the Annual Increase Amount that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the Automated Required Minimum Distribution Program. For example, if you elect the GMIB Max I and enroll in the Systematic Withdrawal Program and elect to receive monthly payments totaling 6% of the Annual Increase Amount, you should also enroll in the Automated Required Minimum Distribution Program and elect to receive your Automated Required Minimum Distribution Program payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.
If you enroll in either the Automated Required Minimum Distribution Program or both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program, you should not make additional withdrawals outside the programs. Additional withdrawals may result in the Income Base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of Annuity Payments under the GMIB Max I rider.
To enroll in the Automated Required Minimum Distribution Program and/or the Systematic Withdrawal Program, please contact our Annuity Service Center.
(See Appendix D for examples illustrating the operation of the GMIB.)
Description of GMIB Plus III
The GMIB Plus III rider is no longer available for purchase. The GMIB Plus III rider is available only for Owners up through age 78, and you can only elect the GMIB Plus III at the time you purchase the contract. The GMIB Plus III rider may be exercised after a 10-year waiting period and then only within 30 days following a contract anniversary, provided that the exercise must occur no later than the 30-day period following the contract anniversary prior to the Owner’s 91st birthday.
Income Base. The Income Base is the greater of (a) or (b) below.
(a)    Highest Anniversary Value: On the issue date, the “Highest Anniversary Value” is equal to your initial Purchase Payment. Thereafter, the Highest Anniversary Value will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to the Owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.
The Highest Anniversary Value does not change after the contract anniversary immediately preceding the Owner's 81st birthday, except that it is increased for each subsequent Purchase Payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable withdrawal charge).
(b)    Annual Increase Amount: On the date we issue your contract, the “Annual Increase Amount” is equal to your initial Purchase Payment. All Purchase Payments received within 120 days of the date we issue your contract will be treated as part of the initial Purchase
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Payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:
(i)    is Purchase Payments accumulated at the annual increase rate (as defined below) from the date the Purchase Payment is made; and
(ii)    is withdrawal adjustments (as defined below) accumulated at the annual increase rate.
The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See “Optional Step-Up” below for a feature that can be used to reset the Annual Increase Amount to the Account Value.
The Annual Increase Amount is limited to 350% of the greater of: (a) your Purchase Payments or (b) the Annual Increase Amount as increased by the most recent Optional Step-Up (see “Optional Step-Up” below). Each time the Annual Increase Amount is increased by an Optional Step-Up, the limit on the Annual Increase Amount is raised to 350% of the new, higher Annual Increase Amount, if it is greater than 350% of your Purchase Payments.
Annual Increase Rate. As noted above, we calculate an Income Base under the GMIB Plus III rider that helps determine the minimum amount you receive as an income payment upon exercising the rider. One of the factors used in calculating the Income Base is called the “annual increase rate.”
Through the contract anniversary immediately prior to the Owner’s 91st birthday, the annual increase rate is the greater of:
(a)    5%; or
(b)    the required minimum distribution rate (as defined below).
Item (b) only applies to IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code.
The required minimum distribution rate equals the greater of:
(1)    the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the sum of (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase
Payments received during the Contract Year before the end of the calendar year;
(2a)    if you enroll only in the Automated Required Minimum Distribution Program, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Program, divided by the sum of (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year; or
(2b)    if you enroll in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Program, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of 5% (item (a) above) of the Annual Increase Amount at the beginning of the Contract Year) and (II) the Automated Required Minimum Distribution Program (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the sum of (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year.
On the first contract anniversary, “at the beginning of the Contract Year” means on the issue date; on a later contract anniversary, “at the beginning of the Contract Year” means on the prior contract anniversary. All Purchase Payments received within 120 days of the issue date are treated as part of the initial Purchase Payment for this purpose, and therefore are included in the Annual Increase Amount on the issue date, instead of being treated as subsequent Purchase Payments (see “Income Base – Annual Increase Amount”).
See “Use of Automated Required Minimum Distribution Program and Systematic Withdrawal Program With GMIB Plus III” below for more information on the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program.
If item (b) above (the required minimum distribution rate) is greater than item (a) above, and your total withdrawals during a Contract Year, divided by the sum of (i) the Annual Increase Amount at the beginning of the Contract
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Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year, exceed the required minimum distribution rate, the required minimum distribution rate is not used to calculate the annual increase rate, and the annual increase rate will be reduced to 5% (item (a) above). Therefore, the annual increase rate for that Contract Year will be lower than the required minimum distribution rate, which could have the effect of reducing the value of Annuity Payments under the GMIB Plus III rider.
During the 30 day period following the contract anniversary immediately prior to the Owner’s 91st birthday, the annual increase rate is 0%.
Withdrawal Adjustments. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):
(a)    The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributed to that withdrawal (including any applicable withdrawal charge); or
(b)    If total withdrawals in a Contract Year are not greater than the annual increase rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, and if these withdrawals are paid to you (or to the Annuitant, if the contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a) immediately above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.
As described in (a) immediately above, if in any Contract Year you take cumulative withdrawals that exceed the annual increase rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable withdrawal charge) reduced the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of Annuity Payments under the GMIB rider. Limiting your cumulative withdrawals during a Contract Year to not more than the annual increase rate multiplied by the Annual Increase Amount at the beginning of the Contract Year will result in dollar-for-dollar treatment of the withdrawals, as described in (b) immediately above.
(See Appendix D for examples of the calculation of the Income Base, including the Highest Anniversary Value, the Annual Increase Amount, the annual increase rate, and the withdrawal adjustments.)
In determining the GMIB annuity income, an amount equal to the withdrawal charge that would be assessed upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the Income Base.
Optional Step-Up. On each contract anniversary as permitted, you may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the annual increase rate on the Annual Increase Amount (5%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the annual increase rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. However, if you elect to reset the Annual Increase Amount, we will also restart the 10-year waiting period. In addition, we may reset the rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up.
An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Owner (or oldest Joint Owner or Annuitant if the contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up.
You may elect either: (1) a one-time Optional Step-Up at any contract anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any contract anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above
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will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), at least 30 days prior to the contract anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh contract anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent contract anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Step-Ups, the rider (and the rider charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)
We must receive your request to exercise the Optional Step-Up in writing, at our Annuity Service Center, or any other method acceptable to us. We must receive your request prior to the contract anniversary for an Optional Step-Up to occur on that contract anniversary.
Each Optional Step-Up:
(1)    resets the Annual Increase Amount to the Account Value on the contract anniversary following the receipt of an Optional Step-Up election;
(2)    resets the waiting period to exercise the rider to the tenth contract anniversary following the date the Optional Step-Up took effect;
(3)    resets the maximum Annual Increase Amount to a 350% multiplied by the Annual Increase Amount calculated in (1) above, if greater than the maximum Annual Increase Amount immediately before the Optional Step-Up; and
(4)    may reset the rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up.
In the event that the charge applicable to contract purchases at the time of the step-up is higher than your current rider charge, you will be notified in writing a minimum of 30 days in advance of the applicable contract anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you decline the
Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center no less than seven calendar days prior to the applicable contract anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Service Center that you wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next contract anniversary after we receive your request for reinstatement.
On the date of the Optional Step-Up, the Account Value on that day will be treated as a single Purchase Payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the reset. All Purchase Payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.
Investment Allocation Restrictions. For a detailed description of the GMIB Plus III investment allocation restrictions, see “Purchase — Investment Allocation Restrictions for GMIB Plus III, GMIB Plus I and Lifetime Withdrawal Guarantee II.”
If you elect the GMIB Plus III, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination Investment Portfolios are selected in accordance with the investment allocation restrictions.
Guaranteed Principal Option. On each contract anniversary starting with the tenth contract anniversary and through the contract anniversary prior to the Owner's 91st birthday, you may exercise the Guaranteed Principal Option. If the Owner is a non-natural person, the Annuitant's age is the basis for determining the birthday. If there are Joint Owners, the age of the older Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the applicable contract anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following that contract anniversary.
By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your Account Value intended to restore your initial investment in the contract, in lieu of receiving GMIB payments. The
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additional amount is called the Guaranteed Principal Adjustment and is equal to (a) minus (b) where:
(a)    is Purchase Payments credited within 120 days of the date we issued the contract (reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including applicable withdrawal charges) prior to the exercise of the Guaranteed Principal Option) and
(b)    the Account Value on the contract anniversary immediately preceding exercise of the Guaranteed Principal Option.
The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable Investment Portfolio in the ratio the portion of the Account Value in such Investment Portfolio bears to the total Account Value in all Investment Portfolios. It is important to note that only Purchase Payments made during the first 120 days that you hold the contract are taken into consideration in determining the Guaranteed Principal Adjustment. If you anticipate making Purchase Payments after 120 days, you should understand that such payments will not increase the Guaranteed Principal Adjustment. However, because Purchase Payments made after 120 days will increase your Account Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GMIB Plus III rider may not be appropriate for you if you intend to make additional Purchase Payments after the 120-day period and are purchasing the rider for this feature.
The Guaranteed Principal Adjustment will never be less than zero. If the Guaranteed Principal Option is exercised, the GMIB Plus III rider will terminate as of the date the option takes effect and no additional GMIB charges will apply thereafter. The variable annuity contract, however, will continue, but the investment allocation restrictions described above will no longer apply.
Exercising the GMIB Plus III Rider. If you exercise the GMIB Plus III, you must elect to receive Annuity Payments under one of the following fixed Annuity Options:
(1)    Life annuity with 5 years of Annuity Payments guaranteed.
(2)    Joint and last survivor annuity with 5 years of Annuity Payments guaranteed. Based on federal tax rules, this option is not available for Qualified Contracts where the difference in ages of the joint Annuitants, who are not spouses, is greater than 10 years. (See “Annuity Payments (The Income Phase).”) This joint and last survivor annuity option is only available if the youngest annuitant’s attained age is 35 or older.
These options are described in the contract and the GMIB Plus III rider.
The GMIB Annuity Table is specified in the rider. For GMIB Plus III, this table is calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection scale AA and a 10-year age set back with interest of 1.0% per annum. As with other payout types, the amount you receive as an income payment also depends on the Annuity Option you select, your age, and your sex. The annuity rates for attained ages 86 to 90 are the same as those for attained age 85. The annuity rates in the GMIB Annuity Table are conservative and a withdrawal charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Account Value on your Annuity Date to then-current annuity purchase rates.
If you exercise the GMIB Plus III, your Annuity Payments will be the greater of:
•	the Annuity Payment determined by applying the amount of the Income Base to the GMIB Annuity Table, or
•	the Annuity Payment determined for the same Annuity Option in accordance with the base contract. (See “Annuity Payments (The Income Phase).”)
If the amount of the guaranteed minimum lifetime income that the GMIB Plus III produces is less than the amount of annuity income that would be provided by applying your Account Value on the Annuity Date to the then-current annuity purchase rates, then you would have paid for a benefit that you did not use.
If you take a full withdrawal of your Account Value, your contract is terminated by us due to its small Account Value and inactivity (see “Purchase — Termination for Low
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Account Value”), or your contract lapses and there remains any Income Base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the Income Base and any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.
Enhanced Payout Rates. As noted above, for the GMIB Plus III rider, the annuity rates in the GMIB Annuity Table are calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection scale AA and a 10-year age set back with interest of 1.0% per annum. However, the GMIB Plus III payout rates are enhanced under the following circumstances. If:
•	your contract was issued on or after your 57th birthday;
•	you take no withdrawals prior to age 62;
•	your Account Value is fully withdrawn or decreases to zero at or after your 62nd birthday and there is an Income Base remaining; and
•	the Annuity Option you select is the single life annuity with 5 years of Annuity Payments guaranteed;
then the annual Annuity Payments under the GMIB Plus III rider will equal or exceed 5% of the Income Base (calculated on the date the payments are determined).
For contracts issued with the GMIB Plus III rider from July 19, 2010 through April 30, 2011, the following enhanced payout rates apply. If:
•	your contract was issued on or after your 57th birthday;
•	you take no withdrawals prior to age 60;
•	your Account Value is fully withdrawn or decreases to zero at or after your 62nd birthday and there is an Income Base remaining; and
•	the Annuity Option you select is the single life annuity with 5 years of Annuity Payments guaranteed;
then the annual Annuity Payments under the GMIB Plus III rider will equal or exceed 5% of the Income Base (calculated on the date the payments are determined).
If an Owner dies and the Owner's spouse (age 89 or younger) is the Beneficiary of the contract, the spouse may elect to continue the contract and the GMIB Plus III rider.
If the spouse elects to continue the contract and the Owner had begun to take withdrawals prior to his or her death, and the Owner was older than the spouse, the spouse's eligibility for the enhanced payout rates described above is based on the Owner's age when the withdrawals began. For example, if an Owner had begun to take withdrawals at age 62 and subsequently died, if that Owner's spouse continued the contract and the GMIB Plus III rider, the spouse would be eligible for the 5% enhanced payout rate described above, even if the spouse were younger than age 62 at the time the contract was continued. If the spouse elects to continue the contract and the Owner had not taken any withdrawals prior to his or her death, the spouse's eligibility for the enhanced payout rates described above is based on the spouse's age when the spouse begins to take withdrawals.
If you choose not to receive Annuity Payments as guaranteed under the GMIB Plus III, you may elect any of the Annuity Options available under the contract.
Terminating the GMIB Plus III Rider. Except as otherwise provided in the GMIB Plus III rider, the rider will terminate upon the earliest of:
a)    The 30th day following the contract anniversary prior to your 91st birthday;
b)    The date you make a complete withdrawal of your Account Value (if there is an Income Base remaining you will receive payments based on the remaining Income Base) (a pro rata portion of the rider charge will be assessed);
c)    The date you elect to receive Annuity Payments under the contract and you do not elect to receive payments under the GMIB (a pro rata portion of the rider charge will be assessed);
d)    Death of the Owner or Joint Owner (unless the spouse (age 89 or younger) is the Beneficiary and elects to continue the contract), or death of the Annuitant if a non-natural person owns the contract;
e)    A change for any reason of the Owner or Joint Owner or the Annuitant, if a non-natural person owns the contract, subject to our administrative procedures (a pro rata portion of the rider charge will be assessed);
f)    The effective date of the Guaranteed Principal Option; or
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g)    The date you assign your contract (a pro rata portion of the rider charge will be assessed).
If an Owner or Joint Owner dies and:
•	the spouse elects to continue the contract and the GMIB rider under termination provision d) above; and
•	before the 10-year waiting period to exercise the GMIB rider has elapsed, the GMIB rider will terminate under termination provision a) above (because it is the 30th day following the contract anniversary prior to the spouse’s 91st birthday);
we will permit the spouse to exercise the GMIB rider within the 30 days following the Contract Anniversary prior to his or her 91st birthday, even though the 10-year waiting period has not elapsed.
Under our current administrative procedures, we will waive the termination of the GMIB Plus III rider if you assign a portion of the contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or Purchase Payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.
When the GMIB Plus III rider terminates, the corresponding GMIB Plus III rider charge terminates and the GMIB Plus III investment allocation restrictions, described above, will no longer apply.
Use of Automated Required Minimum Distribution Program and Systematic Withdrawal Program With GMIB Plus III
For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (age 70 1⁄2, if you were born on or before June 30, 1949).
Used with the GMIB Plus III rider, our Automated Required Minimum Distribution Program can help you fulfill minimum distribution requirements with respect to your contract without reducing the Income Base on a proportionate basis. (Reducing the Income Base on a proportionate basis could have the effect of reducing or eliminating the value of Annuity Payments under the GMIB Plus III rider.) The Automated Required Minimum
Distribution Program calculates minimum distribution requirements with respect to your contract and makes payments to you on a monthly, quarterly, semi-annual or annual basis.
Alternatively, you may choose to enroll in both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program (see “Access to Your Money – Systematic Withdrawal Program”). In order to avoid taking withdrawals that could reduce the Income Base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed 5% of the Annual Increase Amount at the beginning of the Contract Year. Any amounts above 5% of the Annual Increase Amount that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the Automated Required Minimum Distribution Program. For example, if you elect the GMIB Plus III and enroll in the Systematic Withdrawal Program and elect to receive monthly payments totaling 5% of the Annual Increase Amount, you should also enroll in the Automated Required Minimum Distribution Program and elect to receive your Automated Required Minimum Distribution Program payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.
If you enroll in either the Automated Required Minimum Distribution Program or both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program, you should not make additional withdrawals outside the programs. Additional withdrawals may result in the Income Base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of Annuity Payments under the GMIB Plus III rider.
To enroll in the Automated Required Minimum Distribution Program and/or the Systematic Withdrawal Program, please contact our Annuity Service Center.
For contracts issued before May 1, 2011 with the GMIB Plus III rider, the following differences apply:
(1) The rider charge is 0.95% of the Income Base. The rider charge may increase upon an Optional Step-Up to the lower of: (a) the Maximum Optional Step-Up Charge (1.50%), or (b) the current rate we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up.
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(2) The GMIB Annuity Table is based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per annum.
(3) The Annual Increase Amount is limited to a maximum of 270% of your Purchase Payments or, if greater, 270% of the Annual Increase Amount as increased by the most recent Optional Step-Up.
(4) Different enhanced payout rates apply (see “Enhanced Payout Rates” above).
(See Appendix D for examples illustrating the operation of the GMIB.)
Description of GMIB Plus I
GMIB Plus I was available with contracts issued on or before July 16, 2010.
GMIB Plus I is identical to GMIB Plus III, with the following exceptions:
(1)    The GMIB Plus I Income Base and withdrawal adjustments are calculated as described above for GMIB Plus III, except that the annual increase rate is 5% per year through the contract anniversary prior to the Owner's 91st birthday and 0% thereafter. Items (b) and (c) under “Annual Increase Rate” above (regarding required minimum distributions, the Automated Required Minimum Distribution Program, and the Systematic Withdrawal Program) do not apply to the calculation of the Income Base or the withdrawal adjustments under the GMIB Plus I rider.
(2)    The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per annum.
(3)    The Annual Increase Amount is limited to a maximum of 270% of your purchase payments or, if greater, 270% of the Annual Increase Amount as increased by the most recent Optional Step-Up.
(4)    The payout rates described above under “Enhanced Payout Rates” do not apply to the GMIB Plus I rider.
(5)    The rider charge for GMIB Plus I is lower (see “Expenses — Guaranteed Minimum Income Benefit — Rider Charge”).
For contracts issued with the GMIB Plus I rider on or before May 1, 2009, the following additional differences apply:
(1) The annual increase rate is 6% through the contract anniversary immediately prior to your 91st birthday, and
0% per year thereafter.
(2) If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or on the prior contract anniversary after the first Contract Year, and if these withdrawals are paid to you (or the Annuitant if the contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that Contract Year.
(3) The Annual Increase Amount is limited to a maximum of 190% of your Purchase Payments or, if greater, 190% of the Annual Increase Amount as increased by the most recent Optional Step-Up.
(4) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 1.5% per annum.
(5) The joint and last survivor Annuity Option under the GMIB Plus I is only available if the oldest Annuitant's attained age is 55 or older.
(6) The annuity rates for attained ages 85 to 90 are the same as those for attained age 84.
(7) Different investment allocation restrictions apply. (See “Purchase — Investment Allocation Restrictions for Certain Riders.”)
(8) If your Income Base is increased due to an Optional Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.15% of the Income Base, applicable after the contract anniversary on which the Optional Step-Up occurs.
Description of GMIB I
The GMIB I rider is no longer available for sale. GMIB I was available only for owners up through age 75, and you could only elect the GMIB I at the time you purchased the contract. GMIB I may be exercised after a 10 year waiting period, up through age 85, within 30 days following a contract anniversary.
The GMIB I rider is otherwise identical to the GMIB Plus I, with the following exceptions:
(1)    The additional charge for GMIB I is lower (see “Expenses — Guaranteed Minimum Income Benefit — Rider Charge”).
(2)    The GMIB I income base is calculated as described above for GMIB Plus I, except that:
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a.    withdrawals may be payable as you direct without affecting the withdrawal adjustments;
b.    the annual increase rate is 6% per year through the contract anniversary immediately prior to the owner’s 81st birthday and 0% thereafter; and
c.    if total withdrawals in a contract year are 6% or less of the Annual Increase Amount on the issue date or previous contract anniversary, if later, the total withdrawal adjustments for that contract year will be set equal to the dollar amount of total withdrawals in that contract year.
(3)    There is no Guaranteed Principal Option.
(4)    There is no Optional Step-Up feature.
(5)    The fixed annuity options are the single life annuity with 10 years of annuity payments guaranteed (if you choose to start the Annuity Option after age 79, the year of the Guarantee Period component of the Annuity Option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 and 85) or the joint and last survivor annuity with 10 years of annuity payments guaranteed (not available for Qualified Contracts where the difference in ages of the joint annuitants, who are not spouses, is greater than 10 years).
(6)    The GMIB Annuity Table is the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per annum and GMIB payout rates are not enhanced.
(7)    The following replaces termination provision a), above:
The 30th day following the contract anniversary on or following your 85th birthday.
(8)    The following replaces termination provision d), above:
Death of the Owner or Joint Owner (unless the spouse (age 84 or younger) is the Beneficiary and elects to continue the contract), or death of the Annuitant if a non-natural person owns the contract.
(9)    If an Owner or Joint Owner dies and:
•	the spouse elects to continue the contract and the GMIB rider under termination provision d) above; and
•	before the 10-year waiting period to exercise the GMIB rider has elapsed, the GMIB rider will terminate under termination provision a) above (because it is the 30th day following the contract anniversary on or following the spouse’s 85th birthday);
we will permit the spouse to exercise the GMIB rider within the 30 days following the contract anniversary on or following his or her 85th birthday, even though the 10-year waiting period has not elapsed.
(10)  The following replaces termination provision e), above:
A change for any reason of the Owner or Joint Owner or the Annuitant, if a non-natural person owns the contract. Currently we follow our administrative procedures regarding termination for a change of Owner or Joint Owner or Annuitant, if a non-natural person owns the contract.
(11)  Termination provisions f) and g), above, do not apply.
(12)  There are no limitations to how you may allocate your Purchase Payments and Account Value among the Investment Portfolios, and you may participate in the Dollar Cost Averaging (DCA) program.
Guaranteed Withdrawal Benefits
We offer optional guaranteed withdrawal benefit (GWB) riders for an additional charge. There are four guaranteed withdrawal benefit riders under this contract: Lifetime Withdrawal Guarantee II (LWG II), Lifetime Withdrawal Guarantee I (LWG I), Enhanced Guaranteed Withdrawal Benefit (Enhanced GWB), and Guaranteed Withdrawal Benefit I (GWB I).
Each of the guaranteed withdrawal benefit riders guarantees that the entire amount of purchase payments you make will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any contract year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, you can take specified annual withdrawals until the entire amount of the purchase payments you made during the time period specified in your rider has been returned to you. Moreover, if you make your first withdrawal on or after the date you reach age 59 1⁄2, the Lifetime Withdrawal Guarantee II rider guarantees income, without annuitizing the contract, for your life (and the life of your spouse, if the Joint Life version of the rider was elected and both you and your spouse are at least age 59 1⁄2 at the time of the first withdrawal), even after the entire amount of purchase payments has been returned. (See “Description of the Lifetime Withdrawal Guarantee II” below.)
If you purchase a guaranteed withdrawal benefit rider, you must elect one version at the time you purchase the
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contract, prior to age 86. You may not have this benefit and a GMIB or GMAB rider in effect at the same time. Once elected, these riders may not be terminated except as stated below.
Facts About Guaranteed Withdrawal Benefit Riders
Managing Withdrawals. The GWB guarantee may be reduced if your annual withdrawals are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. The GWB does not establish or guarantee an account value or minimum return for any investment portfolio. The Remaining Guaranteed Withdrawal Amount (as described below) under the Lifetime Withdrawal Guarantee riders, and the Benefit Base (as described below) under the Enhanced GWB and GWB I riders, cannot be taken as a lump sum. (However, if you cancel the Lifetime Withdrawal Guarantee rider after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your account value to the purchase payments credited within the first 120 days of the date that we issue the contract, reduced proportionately for any withdrawals. See “Description of the Lifetime Withdrawal Guarantee II — Cancellation and Guaranteed Principal Adjustment” below.) Income taxes and penalties may apply to your withdrawals, and withdrawal charges may apply to withdrawals during the first contract year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount. (See “Expenses — Withdrawal Charge.”)
If in any contract year you take cumulative withdrawals that exceed the Annual Benefit Payment, the total payments that the GWB guarantees that you or your beneficiary will receive from the contract over time may be less than the initial Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantee riders). This reduction may be significant and means that return of your purchase payments may be lost. The GWB rider charge will continue to be deducted and calculated based on the Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantee riders) until termination of the rider.
Rider Charges. If a Lifetime Withdrawal Guarantee rider or the GWB I rider is in effect, we will continue to assess the GWB rider charge even in the case where your Remaining Guaranteed Withdrawal Amount (for the Lifetime Withdrawal Guarantee) or Benefit Base (for GWB I), as described below, equals zero. However, if the Enhanced GWB rider is in effect, we will not continue to assess the GWB rider charge if your Benefit Base equals zero.
Withdrawal Charge. We will apply a withdrawal charge to withdrawals from Purchase Payments of up to 7% of Purchase Payments taken in the first four years following receipt of the applicable Purchase Payment. (See “Expenses — Withdrawal Charge — Free Withdrawal Amount” and “Access to Your Money — Systematic Withdrawal Program.”)
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1⁄2, a 10% federal tax penalty may apply.
Tax Treatment. The tax treatment of withdrawals under the GWB riders is uncertain. It is conceivable that the amount of potential gain could be determined based on the Benefit Base (Remaining Guaranteed Withdrawal Amount under the Lifetime Withdrawal Guarantee rider) at the time of the withdrawal, if the Benefit Base (or Remaining Guaranteed Withdrawal Amount) is greater than the account Value (prior to withdrawal charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the contract. Consult your tax adviser prior to purchase.
Lifetime Withdrawal Guarantee, GWB, and Decedent Contracts. If you are purchasing this contract with a nontaxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which you were the Beneficiary and you are “stretching” the distributions under the IRS required distribution rules, you may not purchase the Lifetime Withdrawal Guarantee rider. Upon your death, however, any remaining benefits may need to be accelerated to comply with IRS rules.
If you are purchasing this contract with a nontaxable transfer of the death benefit proceeds of any Non-Qualified annuity contract of which you were the beneficiary and you are “stretching” the distributions under the IRS required distribution rules, you may not purchase the Enhanced GWB or GWB I rider.
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(See Appendix E for examples of the GWB.)
Description of the Lifetime Withdrawal Guarantee II
Total Guaranteed Withdrawal Amount. While the Lifetime Withdrawal Guarantee II rider is in effect, we guarantee that you will receive a minimum amount over time. We refer to this minimum amount as the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by each additional Purchase Payment. If you take a withdrawal that does not exceed the Annual Benefit Payment (see “Annual Benefit Payment” below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a Non-Excess Withdrawal. If, however, you take a withdrawal that results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, then we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the entire withdrawal (including any applicable withdrawal charges) reduced the Account Value. We refer to this type of withdrawal as an Excess Withdrawal. This reduction may be significant, particularly when the Account Value is lower than the Total Guaranteed Withdrawal Amount (see “Managing Your Withdrawals” below). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals..
Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount is the remaining amount you are guaranteed to receive over time. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by additional Purchase Payments. If you take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount by the amount of the Non-Excess Withdrawal (including any applicable withdrawal charges). If, however, you take an Excess Withdrawal, then we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable withdrawal charges) reduces the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Remaining Guaranteed Withdrawal Amount (see “Managing Your Withdrawals” below). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals. As described below under “Annual Benefit Payment,” the Remaining
Guaranteed Withdrawal Amount is the total amount you are guaranteed to receive over time if you take your first withdrawal before the Owner or older Joint Owner (or the Annuitant if the Owner is a non-natural person) is age 59 1⁄2. The Remaining Guaranteed Withdrawal Amount is also used to calculate an alternate death benefit available under the Lifetime Withdrawal Guarantee (see “Additional Information” below).
Automatic Annual Step-Up. On each contract anniversary prior to the Owner’s 91st birthday (or, for the Joint Life version, the younger spouse's 91st birthday), an Automatic Annual Step-Up will occur, provided that the Account Value exceeds the Total Guaranteed Withdrawal Amount (after compounding) immediately before the step-up (and provided that you have not chosen to decline the step-up as described below).
The Automatic Annual Step-Up:
•	resets the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Account Value on the date of the step-up, up to a maximum of $10,000,000, regardless of whether or not you have taken any withdrawals;
•	if the Single Life version of LWG II was elected, resets the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the step-up (or 6% if you take your first withdrawal during a Contract Year in which the Owner (or oldest Joint Owner, or Annuitant if the Owner is a non-natural person) attains or will attain age 76); or, if the Joint Life version of LWG II was elected, resets the Annual Benefit Payment equal to 4.5% of the Total Guaranteed Withdrawal Amount after the step-up (or 6% if you take your first withdrawal during a Contract Year in which the younger spouse attains or will attain age 76 or older); and
•	may reset the LWG II rider charge to a rate that does not exceed the lower of: (a) the Maximum Automatic Annual Step-Up Charge (1.60% for the Single Life version or 1.80% for the Joint Life version) or (b) the current rate that we charge for the same rider available for new contract purchases at the time of the Automatic Annual Step-Up.
For contracts issued prior to December 14, 2009, the second bullet item above is replaced with the following: “if the Single Life version of LWG II was elected, resets the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the step-up (or 6% if you make your first withdrawal on or after the contract anniversary following the date you reach age 76); or, if the
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Joint Life version of LWG II was elected, resets the Annual Benefit Payment equal to 4.5% of the Total Guaranteed Withdrawal Amount after the step-up (or 5% if you make your first withdrawal on or after the contract anniversary following the date the younger spouse reaches age 63).”
For contracts issued on or before February 23, 2009, the maximum charge upon an Automatic Annual Step-Up is 1.25% (Single Life version) or 1.50% (Joint Life version).
In the event that the charge applicable to contract purchases at the time of the step-up is higher than your current LWG II rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable contract anniversary and inform you that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center no less than seven calendar days prior to the applicable contract anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Service Center that you wish to reinstate the step-ups. This reinstatement will take effect at the next contract anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if you intend to make Purchase Payments that would cause your Account Value to approach $10,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $10,000,000.
For contracts issued on or before February 23, 2009, if your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.95% of the of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.20% of the of the Total Guaranteed Withdrawal Amount, applicable after the contract anniversary on which the Automatic Annual Step-Up occurs.
Annual Benefit Payment. The initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the Withdrawal Rate. If the Single Life version of the LWG II is elected, the Withdrawal Rate is 5% (6% if you take your first withdrawal during a Contract Year in which the Owner (or oldest Joint Owner, or Annuitant if the Owner is a non-natural person) attains or will attain age 76 or older). If the
Joint Life version of the LWG II is elected, the Withdrawal Rate is 4.5% (6% if you take your first withdrawal during a Contract Year in which the younger spouse attains or will attain age 76 or older).
For contracts issued prior on or before December 11, 2009, if the Single Life version of the LWG II is elected, the Withdrawal Rate is 5% (6% if you make your first withdrawal on or after the contract anniversary following the date you reach age 76); if the Joint Life version of the LWG II is elected, the Withdrawal Rate is 4.5% (5% if you make your first withdrawal on or after the contract anniversary following the date the younger spouse reaches age 63).
If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional Purchase Payments, the Automatic Annual Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the Withdrawal Rate.
It is important to note:
•	If you take your first withdrawal before the date you reach age 59 1⁄2 (or, for the Joint Life version, if you take your first withdrawal before the date when both you and your spouse are at least age 59 1⁄2), we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Value declines to zero. This means if your Account Value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge, and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay you the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Account Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to you each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that you will receive your Purchase Payments regardless of market performance so long as you do not take Excess Withdrawals; however, you will not be guaranteed income for the rest of your life.
•	If you take your first withdrawal on or after the date you reach age 59 1⁄2, we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if the Joint Life version of the rider was elected, and you take your first withdrawal when both you and your spouse are at least age 59 1⁄2), even if your Remaining Guaranteed Withdrawal Amount and/or Account Value declines to zero. This means if your Remaining Guaranteed Withdrawal
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Amount and/or your Account Value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge, we will pay to you the remaining Annual Benefit Payment, if any, not yet withdrawn during that Contract Year that the Account Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to you each year for the rest of your life (and your spouse’s life, if the Joint Life version of the rider was elected, and you take the first withdrawal when both you and your spouse are at least age 59 1⁄2). Therefore, you will be guaranteed income for life.
•	The Withdrawal Rate used to calculate your Annual Benefit Payment varies depending on: (a) whether you have elected the Single Life or Joint Life version of LWG II, and (b) your age (or, for the Joint Life version, the age of the younger spouse) when you take your first withdrawal (see “Annual Benefit Payment” above).
•	If you have elected the LWG II, you should carefully consider when to begin taking withdrawals. If you begin taking withdrawals too soon, you may limit the value of the LWG II. For example, if you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.
•	You have the option of receiving withdrawals under the LWG II rider or receiving payments under an annuity income option. You should consult with your financial representative when deciding how to receive income under this contract. In making this decision, you should consider many factors, including the relative amount of current income provided by the two options, the potential ability to receive higher future payments through potential increases to the value of the LWG II (as described below), your potential need to make additional withdrawals in the future, and the relative values to you of the death benefits available prior to and after annuitization. (See “Lifetime Withdrawal Guarantee and Annuitization” below.)
Managing Your Withdrawals. It is important that you carefully manage your annual withdrawals. To retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. In other words, you should not take Excess Withdrawals. We do not include withdrawal charges for the purpose of calculating whether you have taken an Excess Withdrawal. If you do take an Excess
Withdrawal, we will recalculate the Total Guaranteed Withdrawal Amount and reduce the Annual Benefit Payment to the new Total Guaranteed Withdrawal Amount multiplied by the Withdrawal Rate (see “Annual Benefit Payment” above for how the Withdrawal Rate is determined).
In addition, as noted above, if you take an Excess Withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Value. These reductions in the Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount may be significant. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Value to decline to zero. An Excess Withdrawal that reduces the Account Value to zero will terminate the contract.
If you take an Excess Withdrawal in a Contract Year, you may be able to reduce the impact of the Excess Withdrawal on your Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount by making two separate withdrawals (on different days) instead of a single withdrawal. The first withdrawal should be equal to your Annual Benefit Payment (or remaining Annual Benefit Payment if withdrawals have already occurred in the Contract Year); this withdrawal will not reduce your Total Guaranteed Withdrawal Amount (and Annual Benefit Payment) and it will reduce your Remaining Guaranteed Withdrawal Amount dollar-for-dollar by the amount of the withdrawal. The second withdrawal (on a subsequent day) should be for the amount in excess of the Annual Benefit Payment (or remaining Annual Benefit Payment); this withdrawal will reduce your Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Value. For an example of taking multiple withdrawals in this situation, see Appendix E, “A. Lifetime Withdrawal Guarantee II – 2. When Withdrawals Do Exceed the Annual Benefit Payment.”
You can always take Non-Excess Withdrawals. However, if you choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining
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Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount (because you elected the Single Life version of LWG II and took your first withdrawal before the Contract Year in which the Owner (or oldest Joint Owner, or Annuitant if the Owner is a non-natural person) will attain age 76), you cannot withdraw 3% of the Total Guaranteed Withdrawal Amount in one year and then withdraw 7% of the Total Guaranteed Withdrawal Amount the next year without making an Excess Withdrawal in the second year.
Required Minimum Distributions. For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (age 70 1⁄2, if you were born on or before June 30, 1949). These required distributions may be larger than your Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution Program and elect annual withdrawals, after the first Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount will be treated as Excess Withdrawals if they exceed your Annual Benefit Payment. You must be enrolled only in the Automated Required Minimum Distribution Program to qualify for this increase in the Annual Benefit Payment. You may not be enrolled in any other systematic withdrawal program. The frequency of your withdrawals must be annual. The Automated Required Minimum Distribution Program is based on information relating to this contract only. To enroll in the Automated Required Minimum Distribution Program, please contact our Annuity Service Center.
Investment Allocation Restrictions. If you elect the LWG II rider, there are certain investment allocation restrictions. For a detailed description of the LWG II investment allocation restrictions, see “Purchase — Investment Allocation Restrictions for Certain Riders.” If you elect the LWG II, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination investment portfolios are selected in accordance with the investment allocation restrictions.
Joint Life Version. A Joint Life version of the LWG II rider is available for a charge of 1.50% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.80%). Like the Single Life version of the LWG II rider, the Joint Life version must be elected at the time you purchase the contract, and the Owner (or oldest Joint Owner) must be age 85 or younger. Under the Joint Life version, when the Owner of the contract dies (or when the first Joint Owner dies), the LWG II rider will automatically remain in effect only if the spouse is the primary Beneficiary and elects to continue the contract under the spousal continuation provisions. (See “Death Benefit — Spousal Continuation.”) This means that if you purchase the Joint Life version and subsequently get divorced, your former spouse will not be eligible to receive payments under the LWG II rider. Furthermore, changing the primary Beneficiary under the contract terminates the LWG II rider. In order for you and your spouse to receive lifetime income, both you and your spouse must be at least age 59 1⁄2 at the time of the first withdrawal.
The Withdrawal Rate for the Joint Life version of LWG II may differ from the Withdrawal Rate for the Single Life version (see “Annual Benefit Payment” above). In addition, for contracts issued prior to December 14, 2009, the age at which the 6% Compounding Income Amount may begin to be applied to the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount is different for the Single Life and Joint Life versions of LWG II (see “6% Compounding Income Amount” below).
In situations in which a trust is both the Owner and Beneficiary of the contract, the Joint Life version of the LWG II would not apply.
For contracts issued on or before February 23, 2009, the current charge for the Joint Life version is 0.85% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.50%). (See “Automatic Annual Step-Up” above.)
Cancellation and Guaranteed Principal Adjustment. You may elect to cancel the LWG II rider on the contract anniversary every five Contract Years for the first 15 Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the applicable contract anniversary in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center). The cancellation will take effect upon our receipt of your request. If cancelled, the LWG II rider will terminate, we will no longer deduct the LWG II rider charge, and the investment allocation restrictions described in “Purchase — Investment Allocation Restrictions for
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Certain Riders” will no longer apply. The variable annuity contract, however, will continue.
If you cancel the LWG II rider on the fifteenth contract anniversary or any contract anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Account Value. The Guaranteed Principal Adjustment is intended to restore your initial investment in the contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) - (b) where:
(a)    is Purchase Payments credited within 120 days of the date that we issued the contract, reduced proportionately by the percentage reduction in Account Value attributable to any partial withdrawals taken (including any applicable withdrawal charges) and
(b)    is the Account Value on the date of cancellation.
The Guaranteed Principal Adjustment will be added to each applicable investment portfolio in the ratio the portion of the Account Value in such investment portfolio bears to the total Account Value in all investment portfolios. The Guaranteed Principal Adjustment will never be less than zero.
Only Purchase Payments made during the first 120 days that you hold the contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract Owners who anticipate making Purchase Payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase Payments made after 120 days are added to your Account Value and impact whether or not a benefit is due. Therefore, the LWG II may not be appropriate for you if you intend to make additional Purchase Payments after the 120-day period and are purchasing the LWG II for its Guaranteed Principal Adjustment feature.
Termination of the Lifetime Withdrawal Guarantee II Rider. The Lifetime Withdrawal Guarantee II rider will terminate upon the earliest of:
(1)    the date of a full withdrawal of the Account Value (a pro rata portion of the rider charge will be assessed; you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the rider have been met);
(2)    the date all of the Account Value is applied to an Annuity Option (a pro rata portion of the rider charge will be assessed);
(3)    the date there are insufficient funds to deduct the Lifetime Withdrawal Guarantee rider charge from the Account Value and your contract is thereby terminated (whatever Account Value is available will be applied to pay the rider charge and you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of the rider have been met; however, you will have no other benefits under the contract);
(4)    death of the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person), except where the contract is issued under the Joint Life version of the Lifetime Withdrawal Guarantee, the primary Beneficiary is the spouse, and the spouse elects to continue the contract under the spousal continuation provisions of the contract;
(5)    change of the Owner or Joint Owner (or, for the Joint Life version, the primary Beneficiary) for any reason (a pro rata portion of the rider charge will be assessed), subject to our administrative procedures;
(6)    the effective date of the cancellation of the rider;
(7)    termination of the contract to which the rider is attached (a pro rata portion of the rider charge will be assessed, except for a termination due to death); or
(8)    the date you assign your contract (a pro rata portion of the rider charge will be assessed).
Under our current administrative procedures, we will waive the termination of the LWG II rider if you assign the contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or Purchase Payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.
Once the rider is terminated, the LWG II rider charge will no longer be deducted and the LWG II investment allocation restrictions will no longer apply.
Additional Information. The LWG II rider may affect the death benefit available under your contract. If the Owner or Joint Owner should die while the LWG II rider is in effect, an alternate death benefit amount will be calculated under the LWG II rider that can be taken in a lump sum. The LWG II death benefit amount that may be taken as a lump sum will be equal to total Purchase
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Payments less any partial withdrawals (deducted on a dollar-for-dollar basis). If this death benefit amount is greater than the death benefit provided by your contract, and if you made no Excess Withdrawals, then this death benefit amount will be paid instead of the death benefit provided by the contract. All other provisions of your contract’s death benefit will apply.
Alternatively, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The Beneficiary’s withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit or the additional death benefit amount calculated under the LWG II as described above. Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary’s estate unless we have agreed to another payee in writing. If the contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the Owner (or the Annuitant, if the Owner is not a natural person) dies prior to the “annuity starting date” (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.
We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the LWG II rider because (1) you make a total withdrawal of your Account Value; (2) your Account
Value is insufficient to pay the LWG II rider charge; or (3) the contract Owner dies, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the contract, you may not make additional Purchase Payments under the contract.
6% Compounding Income Amount. For contracts issued on or before December 11, 2009, if the Single Life version of the LWG II has been elected, beginning with the contract anniversary following the date you reach age 63, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000) on each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or (b) 5 years. We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. If the first withdrawal from the contract is taken before the contract anniversary following the date you reach age 63, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.
If the Joint Life version of the LWG II has been elected, beginning with the contract anniversary following the date the younger spouse reaches age 66, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000) on each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or (b) 5 years. We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. If the first withdrawal from the contract is taken before the contract anniversary following the date the younger spouse reaches age 66, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.
We may also increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-Up (discussed above), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.
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Lifetime Withdrawal Guarantee and Annuitization. Since the Annuity Date at the time you purchase the contract is the later of age 90 of the Annuitant or 10 years from contract issue, you must make an election if you would like to extend your Annuity Date to the latest date permitted (subject to restrictions that may apply in New York State, restrictions imposed by your selling firm, and our current established administrative procedures). If you elect to extend your Annuity Date to the latest date permitted, and that date is reached, your contract must be annuitized (see “Annuity Payments (The Income Phase)”), or you must make a complete withdrawal of your Account Value. Annuitization may provide higher income amounts than the payments under the LWG II rider, depending on the applicable annuity option rates and your Account Value on the Annuity Date.
If you annuitize at the latest date permitted, you must elect one of the following options:
(1)    Annuitize the Account Value under the contract’s annuity provisions.
(2)    If you took withdrawals before age 59 1⁄2, and therefore you are not eligible for lifetime withdrawals under the LWG II rider, elect to receive the Annual Benefit Payment paid each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero.
(3)    If you are eligible for lifetime withdrawals under the LWG II rider, elect to receive the Annual Benefit Payment paid each year until your death (or the later of you and your spousal Beneficiary’s death for the Joint Life version). If you (or you and your spousal Beneficiary for the Joint Life version) die before the Remaining Guaranteed Withdrawal Amount is depleted, your Beneficiaries will continue to receive payments equal to the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero.
If you do not select an Annuity Option or elect to receive payments under the LWG II rider, we will annuitize your contract under the Life Annuity with 10 Years of Annuity Payments Guaranteed Annuity Option. However, if we do, we will adjust your Annuity Payment or the Annuity Option, if necessary, so your aggregate Annuity Payments will not be less than what you would have received under the LWG II rider.
Description of the Lifetime Withdrawal Guarantee I
The Lifetime Withdrawal Guarantee I rider is no longer available for sale. The Lifetime Withdrawal Guarantee I rider is identical to the Lifetime Withdrawal Guarantee II, with the exceptions described below.
Total Guaranteed Withdrawal Amount. The maximum Total Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantee I rider is $5,000,000. If you elect the Lifetime Withdrawal Guarantee I rider and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Value after the withdrawal (if lower). On the other hand, if you elect the LWG II rider and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Value.
Remaining Guaranteed Withdrawal Amount. The maximum Remaining Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantee I rider is $5,000,000. If you elect the Lifetime Withdrawal Guarantee I rider and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal regardless of whether it is an Excess or Non-Excess withdrawal. However, if the withdrawal is an Excess Withdrawal, then we will additionally reduce the Remaining Guaranteed Withdrawal Amount to equal the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Account Value after the withdrawal (if lower). On the other hand, if you elect the LWG II rider and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal for withdrawals that are Non-Excess Withdrawals and for Excess Withdrawals, we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Value.
Compounding Income Amount. If you elect the Lifetime Withdrawal Guarantee I rider, on each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or (b) the tenth contract anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase.
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Annual Benefit Payment. Under the Lifetime Withdrawal Guarantee I, the Annual Benefit Payment is set equal to the Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate. By contrast, the Withdrawal Rate under the Lifetime Withdrawal Guarantee II varies depending on whether the Single Life or Joint Life version is elected and the age at which the first withdrawal is made. (See “Description of the Lifetime Withdrawal Guarantee II — Annual Benefit Payment” above.)
Automatic Annual Step-Up. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee I rider, we may increase the Lifetime Withdrawal Guarantee I rider charge to the charge applicable to current contract purchases of the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount.
If your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.80% of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.05% of the Total Guaranteed Withdrawal Amount applicable after the contract anniversary on which the Automatic Annual Step-Up occurs. Automatic Annual Step-Ups may occur on each contract anniversary prior to the Owner’s 86th birthday.
Rider Charge. The charge for the Lifetime Withdrawal Guarantee I rider is 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see “Expenses — Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit — Rider Charge”).
Age and Other Purchase Requirements. You could only elect the Single Life version of the Lifetime Withdrawal Guarantee I rider if the Owner or oldest Joint Owner (or the Annuitant, if the Owner is a non-natural person) was at least 60 years old on the date the contract was issued. You could only elect the Joint Life version of the Lifetime Withdrawal Guarantee I rider if: (1) the contract was owned by Joint Owners who are spouses and (2) both Joint Owners were at least 63 years old on the date the contract was issued. Because of the requirement that the contract be owned by Joint Owners, the Joint Life version of the Lifetime Withdrawal Guarantee I rider could only be purchased with Non-Qualified Contracts.
Termination. The Lifetime Withdrawal Guarantee I rider will not terminate upon a change of the primary Beneficiary.
Investment Allocation Restrictions. If you elect the Lifetime Withdrawal Guarantee I rider, you are limited to allocating your Purchase Payments and Account Value among the following Investment Portfolios:
(a)	the AB Global Dynamic Allocation Portfolio
(b)	the American Funds® Balanced Allocation Portfolio
(c)	the American Funds® Growth Allocation Portfolio
(d)	the American Funds® Moderate Allocation Portfolio
(e)	the AQR Global Risk Balanced Portfolio
(f)	the BlackRock Global Tactical Strategies Portfolio
(g)	the BlackRock Ultra-Short Term Bond Portfolio
(h)	the Brighthouse Asset Allocation 20 Portfolio
(i)	the Brighthouse Asset Allocation 40 Portfolio
(j)	the Brighthouse Asset Allocation 60 Portfolio
(k)	the Brighthouse Asset Allocation 80 Portfolio
(l)	the Brighthouse Balanced Plus Portfolio
(m)	the Invesco Balanced-Risk Allocation Portfolio
(n)	the JPMorgan Global Active Allocation Portfolio
(o)	the MetLife Aggregate Bond Index Portfolio
(p)	the MetLife Multi-Index Targeted Risk Portfolio
(q)	the PanAgora Global Diversified Risk Portfolio
(r)	the Schroders Global Multi-Asset Portfolio
(s)	the SSGA Growth and Income ETF Portfolio
(t)	the SSGA Growth ETF Portfolio
(u)	the Western Asset Management Government Income Portfolio
You may also elect to participate in the DCA or EDCA programs, provided that your destination Investment Portfolios are one or more of the above listed Investment Portfolios.
Description of the Enhanced Guaranteed Withdrawal Benefit
Benefit Base. The Guaranteed Withdrawal Amount is the maximum total amount of money that you are guaranteed to receive over time under the Enhanced GWB rider. At issue, the Guaranteed Withdrawal Amount and the Benefit Base are both equal to your initial Purchase Payment plus the GWB Bonus Amount. At any subsequent point in time, the Benefit Base is the remaining amount of money that you are guaranteed to receive through withdrawals under the Enhanced GWB rider. Your Benefit Base will change
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with each Purchase Payment, or as the result of an Optional Reset. Also, each withdrawal will reduce your Benefit Base. If negative investment performance reduces your Account Value below the Benefit Base, you are still guaranteed to be able to withdraw the entire amount of your Benefit Base.
The Benefit Base is equal to:
•	Your initial Purchase Payment, increased by the 5% GWB Bonus Amount;
•	Increased by each subsequent Purchase Payment, and by the 5% GWB Bonus Amount;
•	Reduced dollar for dollar by Benefits Paid, which are withdrawals (including any applicable withdrawal charge) and amounts applied to an Annuity Option (currently, you may not apply amounts less than your entire Account Value to an Annuity Option); and
•	If a Benefit Paid from your contract is not payable to the contract Owner or the contract Owner’s bank account (or to the Annuitant or the Annuitant’s bank account, if the Owner is a non-natural person), or results in cumulative Benefits Paid for the current Contract Year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the Account Value, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your Account Value after the decrease for the Benefits Paid. The Benefit Base will also be reset as a result of an Optional Reset as described below.
(See section E of Appendix E for examples of how withdrawals affect the Benefit Base.)
Annual Benefit Payment. The Annual Benefit Payment is the maximum amount of your Benefit Base you may withdraw each Contract Year without adversely impacting the amount guaranteed to be available to you through withdrawals over time. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB Withdrawal Rate (7%). The Annual Benefit Payment is reset after each subsequent Purchase Payment to the greater of: (1) the Annual Benefit Payment before the subsequent Purchase Payment, and (2) the GWB Withdrawal Rate multiplied by the Benefit Base after the subsequent Purchase Payment. The Annual Benefit Payment will also be reset as a result of an Optional Reset as described below. You can continue to receive annual withdrawals in an amount equal to or less than your Annual Benefit Payment until your Benefit Base is depleted.
Managing Your Withdrawals. It is important that you carefully manage your annual withdrawals. To retain the guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. We refer to withdrawals during a Contract Year that exceed the Annual Benefit Payment as Excess Withdrawals. We do not include withdrawal charges for the purpose of calculating whether you have taken an Excess Withdrawal. You should not take Excess Withdrawals. If you do take an Excess Withdrawal, or if a withdrawal is not payable to the contract Owner or the contract Owner’s bank account (or to the Annuitant or the Annuitant’s bank account, if the Owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. This reduction may be significant. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your Account Value after the decrease for the withdrawal (including any applicable withdrawal charge) multiplied by the GWB Withdrawal Rate. Because the GWB rider charge is assessed as a percentage of the Guaranteed Withdrawal Amount, any decrease of the Annual Benefit Payment caused by an Excess Withdrawal results in an increase in the cost of the rider relative to the benefits you will receive.
(See sections F and G of Appendix E for examples of how withdrawals and subsequent Purchase Payments affect the Annual Benefit Payment.)
You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only a part of, or none of, your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Benefit Base and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 7% of your Benefit Base and you withdraw only 4% one year, you cannot then withdraw 10% the next year without exceeding your Annual Benefit Payment.
Required Minimum Distributions. For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (age 70 1⁄2, if you were born on or before June 30, 1949). These required distributions may be larger than your Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution Program and elect annual withdrawals, after the first Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your
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Annual Benefit Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount will be treated as Excess Withdrawals if they exceed your Annual Benefit Payment. You must be enrolled only in the Automated Required Minimum Distribution Program to qualify for this increase in the Annual Benefit Payment. You may not be enrolled in any other systematic withdrawal program. The frequency of your withdrawals must be annual. The Automated Required Minimum Distribution Program is based on information relating to this contract only. To enroll in the Automated Required Minimum Distribution Program, please contact our Annuity Service Center.
Guaranteed Withdrawal Amount. We assess the GWB rider charge as a percentage of the Guaranteed Withdrawal Amount, which is initially set at an amount equal to your initial Purchase Payment plus the GWB Bonus Amount. The Guaranteed Withdrawal Amount may increase with subsequent Purchase Payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of: (1) the Guaranteed Withdrawal Amount before the Purchase Payment and (2) the Benefit Base after the Purchase Payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will also be reset as a result of an Optional Reset as described below. If your Guaranteed Withdrawal Amount increases, the amount of the GWB rider charge we deduct will increase because the rider charge is a percentage of your Guaranteed Withdrawal Amount.
Optional Reset. At any contract anniversary prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the contract is owned by a non-natural person), you may elect an Optional Reset. The purpose of an Optional Reset is to “lock-in” a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit.
An Optional Reset will:
•	Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the Account Value on the date of the reset;
•	Reset your Annual Benefit Payment equal to the Account Value on the date of the reset multiplied by the GWB Withdrawal Rate (7%); and
•	Reset the Enhanced GWB rider charge equal to the then current level we would charge for the same rider at the time of the reset, up to the maximum charge of 1.00% (0.95% for contracts issued before July 16, 2007).
You may elect either a one-time Optional Reset or Automatic Annual Resets. A one-time Optional Reset is permitted only if: (1) your Account Value is larger than the Benefit Base immediately before the reset, and (2) the reset occurs prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the contract is owned by a non-natural person).
We must receive your request for a one-time Optional Reset in accordance with our administrative procedures (currently we require you to submit your request in writing to our Annuity Service Center) before the applicable contract anniversary. The Optional Reset will take effect on the next contract anniversary following our receipt of your written request.
If you elect Automatic Annual Resets, a reset will occur automatically on any contract anniversary if: (1) your Account Value is larger than the Guaranteed Withdrawal Amount immediately before the reset, and (2) the contract anniversary is prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the contract is owned by a non-natural person). The same conditions will apply to each Automatic Annual Reset.
In the event that the charge applicable to contract purchases at the time of the Automatic Annual Reset is higher than your current Enhanced GWB rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable contract anniversary and inform you that you may choose to decline the Automatic Annual Reset. You may discontinue Automatic Annual Resets by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), prior to the contract anniversary on which a reset may otherwise occur. If you discontinue the Automatic Annual Resets, no reset will occur automatically on any subsequent contract anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Resets, the Enhanced GWB rider (and the rider charge) will continue, and you may choose to elect a one-time Optional Reset or reinstate Automatic Annual Resets.)
It is possible to elect a one-time Optional Reset when the Account Value is larger than the Benefit Base but smaller than the Guaranteed Withdrawal Amount. (By contrast, an Automatic Annual Reset will never occur if the the Account Value is smaller than the Guaranteed Withdrawal Amount.) If you elect a one-time Optional Reset when the Account
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Value before the reset was less than the Guaranteed Withdrawal Amount, you would lock in a higher Benefit Base, which would increase the total amount you are guaranteed to receive through withdrawals under the Enhanced GWB rider, and extend the period of time over which you could make those withdrawals. However, you would also decrease the Annual Benefit Payment and the Guaranteed Withdrawal Amount. You should consider electing a one-time Optional Reset when your Account Value is smaller than the Guaranteed Withdrawal Amount only if you are willing to accept the decrease in the Annual Benefit Payment and Guaranteed Withdrawal Amount in return for locking in the higher Benefit Base. Otherwise, you should only elect a one-time Optional Reset when your Account Value is larger than the Guaranteed Withdrawal Amount.
Any benefit of a one-time Optional Reset or Automatic Annual Reset also depends on the current Enhanced GWB rider charge. If the current charge in effect at the time of the reset is higher than the charge you are paying, it may not be beneficial to elect a reset because we will begin applying the higher current charge at the time of the reset (even if a one-time Optional Reset results in a decrease of your Annual Benefit Payment and/or your Guaranteed Withdrawal Amount).
For contracts issued prior to July 16, 2007, you may elect an Optional Reset beginning with the third contract anniversary (as long as it is prior to the Owner’s 86th birthday) and at any subsequent contract anniversary prior to the Owner’s 86th birthday, as long as it has been at least three years since the last Optional Reset. Automatic Annual Resets are not available.
Cancellation of the Enhanced GWB Rider. You may elect to cancel the Enhanced GWB rider in accordance with our Administrative Procedures (currently we require you to submit your cancellation request in writing to our Annuity Service Center) during the 90-day period following your fifth contract anniversary. Such cancellation will take effect upon our receipt of your request. If cancelled, the Enhanced GWB rider will terminate and we will no longer deduct the Enhanced GWB rider charge. The variable annuity contract, however, will continue. If you cancel the Enhanced GWB rider, you may not re-elect it.
Termination of the Enhanced GWB Rider. The Enhanced GWB rider will terminate upon the earliest of:
(1)    the date you make a full withdrawal of your Account Value;
(2)    the date you apply all of your Account Value to an Annuity Option;
(3)    the date there are insufficient funds to deduct the Enhanced GWB rider charge from your Account Value (whatever Account Value is available will be applied to pay the annual Enhanced GWB rider charge);
(4)    the date we receive due proof of the Owner's death and a Beneficiary claim form, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the contract and the spouse is less than 85 years old, or the Annuitant dies if the Owner is a non-natural person; note: (a) if the spouse elects to continue the contract (so long as the spouse is less than 85 years old and the Enhanced GWB rider is in effect at the time of continuation), all terms and conditions of the Enhanced GWB rider will apply to the surviving spouse; and (b) we will not terminate the rider until we receive both due proof of the Owner's death and a Beneficiary claim form (from certain Beneficiaries, such as a trust, we may require additional information, such as the trust document), which means we will continue to deduct the Enhanced GWB rider charge until we receive this information;
(5)    a change of the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) for any reason (currently we follow our administrative procedures regarding termination for a change of Owner or Joint Owner or Annuitant, if a non-natural person owns the contract);
(6)    the effective date of the cancellation of the rider; or
(7)    the termination of your contract.
Additional Information. If you take a full withdrawal of your Account Value and the withdrawal does not exceed the Annual Benefit Payment, or your Account Value is reduced to zero because you do not have a sufficient Account Value to pay the GWB rider charge and your Benefit Base after the withdrawal is greater than zero, we will commence making payments to the Owner or Joint Owner (or to the Annuitant if the Owner is a non-natural person) on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 or if required by applicable tax law (see below). The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code. If you or the Joint Owner (or the Annuitant if the Owner is a non-natural person) of a Non-Qualified Contract should die while these payments are being made,
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your Beneficiary will receive these payments. No other death benefit will be paid.
If the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) of a Non-Qualified Contract should die while the Enhanced GWB rider is in effect, your Beneficiary may elect to receive the Benefit Base as a death benefit in lieu of any other contractual death benefits. Otherwise, the provisions of those death benefits will determine the amount of the death benefit and no benefit will be payable under the Enhanced GWB rider.
If the Beneficiary elects the Benefit Base as a death benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary's estate unless we have agreed to another payee in writing. If the contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the Owner (or the Annuitant, if the Owner is not a natural person) dies prior to the “annuity starting date” (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.
If the Contract is a Qualified Contract, the tax rules that apply upon your death are similar, but differ in some material respects, from the tax rules for Non-Qualified Contracts. (See “Federal Income Tax Status.”)
We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other Qualified Contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the Enhanced GWB rider because (1) you make a total withdrawal of your Account Value; (2) your Account Value is insufficient to pay the GWB rider charge; or (3) the contract Owner or Joint Owner (or the Annuitant, if the Owner is a non-natural person) dies, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the contract and the spouse is less than 85 years old, you may not make additional Purchase Payments under the contract.
Enhanced GWB and Annuitization. Since the Annuity Date at the time you purchase the contract is the later of age 90 of the Annuitant or 10 years from contract issue, you must make an election if you would like to extend your Annuity Date to the latest date permitted (subject to restrictions that may apply in New York State, restrictions imposed by your selling firm, and our current established administrative procedures). If you elect to extend your Annuity Date to the latest date permitted, and that date is reached, your contract must be annuitized (see “Annuity Payments (The Income Phase)”), or you must make a complete withdrawal of your Account Value.
If you annuitize at the latest date permitted, you must elect one of the following options:
(1)    Annuitize the Account Value under the contract’s annuity provisions.
(2)    Elect to receive the Annual Benefit Payment under the Enhanced GWB rider paid each year until the Benefit Base is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Benefit Base to zero.
If you do not select an Annuity Option or elect to receive payments under the Enhanced GWB rider, we will annuitize your contract under the Life Annuity with 10 Years of Annuity Payments Guaranteed Annuity Option. However, if we do, we will adjust your Annuity Payment or the Annuity Option, if necessary, so your aggregate Annuity Payments will not be less than what you would have received under the Enhanced GWB rider.
Description of the Guaranteed Withdrawal Benefit I
The GWB I rider is the same as the Enhanced GWB rider described above with the following differences: (1) there is no favorable treatment of required minimum distributions; (2) the GWB I rider charge continues even if your Benefit Base equals zero; (3) you may only elect the Optional Reset once every five Contract Years, as described below; (4) the GWB I rider charge is 0.50% and the maximum GWB I rider charge upon an Optional Reset is 0.95%; (5) you do not have the ability to cancel the rider following your fifth contract anniversary; and (6) we include withdrawal charges for purposes of determining whether your withdrawals have exceeded your Annual Benefit Payment.
Optional Reset. Starting with the fifth contract anniversary (as long as it is prior to the Owner’s
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86th birthday), you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount. We must receive your request in writing within a 30-day period prior to that contract anniversary. You may elect an Optional Reset at any subsequent contract anniversary as long as it has been at least five years since the last Optional Reset and it is prior to the Owner’s 86th birthday.
Guaranteed Minimum Accumulation Benefit
The Guaranteed Minimum Accumulation Benefit (GMAB) rider is no longer available for sale.
The GMAB guarantees that your Account Value will not be less than a minimum amount at the end of a specified number of years (the “Rider Maturity Date”). If your Account Value is less than the minimum guaranteed amount at the Rider Maturity Date, we will apply an additional amount to increase your Account Value so that it is equal to the guaranteed amount.
If you elected the GMAB rider, we required you to allocate your Purchase Payments and all of your Account Value to one of three Investment Portfolios (see the “Original Investment Portfolios” in the table below). You may also allocate purchase payments to the EDCA program, provided that your destination portfolio is the available Brighthouse Asset Allocation Program portfolio that you have chosen. No transfers are permitted while this rider is in effect. The Investment Portfolio that you chose at the time you elected the GMAB determines the percentage of Purchase Payments that equals the guaranteed amount. The original Investment Portfolios available at the time you chose the GMAB rider, the percentage of Purchase Payments that determined the guaranteed amount, and the number of years to the Rider Maturity Date for each, are:
Original Investment Portfolio	Guaranteed Amount (% of Purchase Payments)	Years to Rider Maturity Date
MetLife Defensive Strategy Portfolio(1)	130%	10 years
MetLife Moderate Strategy Portfolio(2)	120%	10 years
MetLife Balanced Strategy Portfolio(3)	110%	10 years

(1)    Effective as of April 28, 2014, the MetLife Defensive Strategy Portfolio of Brighthouse Funds Trust I merged into the Brighthouse Asset Allocation 40 Portfolio of Brighthouse Funds Trust II.
(2)    Effective as of April 28, 2014, the MetLife Moderate Strategy Portfolio of Brighthouse Funds Trust I merged into the Brighthouse Asset Allocation 40 Portfolio of Brighthouse Funds Trust II.
(3)    Effective as of April 28, 2014, the MetLife Balanced Strategy Portfolio of Brighthouse Funds Trust I merged into the Brighthouse Asset Allocation 60 Portfolio of Brighthouse Funds Trust II.
The Investment Portfolio mergers that occurred on April 28, 2014 did not affect the Guaranteed Amount under the GMAB.
Within a 90 day period after April 28, 2014, contract owners who originally elected the MetLife Moderate Strategy Portfolio of Brighthouse Funds Trust I were permitted to make a one-time transfer of their entire Account Value from the Brighthouse Asset Allocation 40 Portfolio of Brighthouse Funds Trust II to the American Funds® Moderate Allocation Portfolio of Brighthouse Funds Trust I.
For more information about the Investment Portfolios, please see the prospectuses for the Investment Portfolios and the “Investment Portfolio Fees and Expenses” section and Appendix B of this prospectus.
This benefit is intended to protect you against poor investment performance during the Accumulation Phase of your contract. You may not have this benefit and a GMIB or GWB rider in effect at the same time.
Benefit Description. The GMAB rider guarantees that at the Rider Maturity Date, your Account Value will at least be equal to a percentage of the Purchase Payments you made during the first 120 days that you held the contract (the “GMAB Eligibility Period”), less reductions for any withdrawals (and related withdrawal charges) that you made at any time before the Rider Maturity Date. The percentage of Purchase Payments made that determines the guaranteed amount range from 110% to 130%, depending on the Investment Portfolio you selected. This guaranteed amount is the “Guaranteed Accumulation Amount.” The Guaranteed Accumulation Amount is used only to determine the amount of any benefit payable under the GMAB feature and the amount of the annual charge for the GMAB. There is a maximum Guaranteed Accumulation Amount for your contract that is shown on your contract schedule page (currently $5 million). Purchase Payments made after this maximum Guaranteed Accumulation Amount is reached will not increase the Guaranteed Accumulation Amount above the maximum. However, if
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you make a withdrawal of Account Value during the GMAB Eligibility Period that reduces the Guaranteed Accumulation Amount below the maximum, then Purchase Payments you make after the withdrawal, and during the GMAB Eligibility Period, will increase the Guaranteed Accumulation Amount until it reaches the maximum. Only Purchase Payments made during the first 120 days that you hold the contract are taken into consideration in determining the Guaranteed Accumulation Amount. If you anticipate making Purchase Payments after 120 days, you should understand that such payments will not increase the Guaranteed Accumulation Amount. Purchase Payments made after 120 days are added to your Account Value and impact whether or not a benefit is due under the GMAB feature at the Rider Maturity Date.
On your contract's issue date, the Guaranteed Accumulation Amount is equal to a percentage of your initial Purchase Payment. Subsequent Purchase Payments made during the GMAB Eligibility Period increase the Guaranteed Accumulation Amount by the percentage amount of the Purchase Payment (subject to the limit described above) depending on which Investment Portfolio you selected at the time you elected the GMAB. When you make a withdrawal from the contract, the Guaranteed Accumulation Amount is reduced in the same proportion that the amount of the withdrawal (including any related withdrawal charge) bears to the total Account Value.
Example:
Assume your Account Value is $100,000 and your Guaranteed Accumulation Amount is $120,000, prior to making a $10,000 withdrawal from the contract. The withdrawal amount is 10% of the Account Value. Therefore, after the withdrawal, your Account Value would be $90,000 and your Guaranteed Accumulation Amount would be $108,000 (90% of $120,000).
The Guaranteed Accumulation Amount does not represent an amount of money available for withdrawal and is not used to calculate any benefits under the contract prior to the Rider Maturity Date.
At the Rider Maturity Date, after deduction of the annual charge for the GMAB rider, we will compare your contract's Account Value to its Guaranteed Accumulation Amount. If the Account Value is less than the Guaranteed Accumulation Amount, we will contribute to your Account Value the amount needed to make it equal the Guaranteed Accumulation Amount. (This added amount is the “Guaranteed Accumulation Payment.”) The Guaranteed Accumulation Payment is allocated entirely to the Investment Portfolio you have selected (no portion of the
Guaranteed Accumulation Payment is allocated to the EDCA account).
If your Account Value is greater than or equal to the Guaranteed Accumulation Amount at the Rider Maturity Date, then no Guaranteed Accumulation Payment will be paid into your Account Value. The GMAB rider terminates at the Rider Maturity Date. We will not deduct the GMAB rider charge after that date, and the related investment requirements and restrictions will no longer apply.
If your Account Value is reduced to zero for any reason other than a full withdrawal of the Account Value or application of the entire Account Value to an Annuity Option, but your contract has a positive Guaranteed Accumulation Amount remaining, the contract and the GMAB rider will remain in force. No charge for the GMAB rider will be deducted or accrue while there is insufficient Account Value to cover the deductions for the charge. At the Rider Maturity Date, the Guaranteed Accumulation Payment will be paid into the Account Value.
Purchase Payments made after the 120 day GMAB Eligibility Period may have a significant impact on whether or not a Guaranteed Accumulation Payment is due at the Rider Maturity Date. Even if Purchase Payments made during the 120 day GMAB Eligibility Period lose significant value, if the Account Value, which includes all Purchase Payments, is equal to or greater than the Guaranteed Accumulation Amount, which is a percentage of your Purchase Payments made during the 120 day period, then no Guaranteed Accumulation Payment is made. Therefore, the GMAB rider may not be appropriate for you if you intend to make additional Purchase Payments after the GMAB Eligibility Period.
Example:
Assume that you made one $10,000 Purchase Payment during the 120 day GMAB Eligibility Period and you selected the MetLife Balanced Strategy Portfolio (now merged into the Brighthouse Asset Allocation 60 Portfolio). Therefore, the Guaranteed Accumulation Amount is $11,000 (110% of your $10,000 Purchase Payment). Assume that at the Rider Maturity Date, your Account Value is $0. The Guaranteed Accumulation Payment is $11,000 ($11,000 - $0 = $11,000).
In contrast, assume that you made one $10,000 Purchase Payment during the 120 day GMAB Eligibility Period and you selected the MetLife Balanced Strategy Portfolio. Therefore, the Guaranteed Accumulation Amount is $11,000. Also assume that on the day before the Rider Maturity Date your Account Value is $0. Assume that
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you decide to make one Purchase Payment on the day before the Rider Maturity Date of $11,000. At the Rider Maturity Date, assume there has not been any positive or negative investment experience for the one day between your Purchase Payment and the Rider Maturity Date. Consequently, your Account Value is $11,000. We would not pay a Guaranteed Accumulation Payment because the Account Value of $11,000 is equal to the Guaranteed Accumulation Amount of $11,000 ($11,000 - $11,000 = $0).
Rider Termination. The GMAB rider will terminate at the earliest of: (1) the Rider Maturity Date; (2) the date you surrender the contract; (3) the date you cancel the GMAB rider, as described below; (4) the date you apply all of your Account Value to an Annuity Option; and (5) the date of death of the Owner or Joint Owner (or Annuitant if the Owner is a non-natural person), unless the Beneficiary is the spouse of the Owner and elects to continue the contract under the spousal continuation provisions of the contract.
Once the rider is terminated, the GMAB rider charge will no longer be deducted and the related investment requirements and limitations will no longer apply. If the rider is terminated before the Rider Maturity Date, the Guaranteed Accumulation Payment will not be paid.
Cancellation. You have a one-time right to cancel this optional benefit to take effect on your fifth contract anniversary. We must receive your request in writing within the 90-day period after your fifth contract anniversary. Such cancellation will take effect upon our receipt of your request. Once you have cancelled the GMAB rider, you will no longer be eligible to receive the Guaranteed Accumulation Payment or be bound by the investment requirements and restrictions, and we will no longer deduct the charge for this rider.
GMAB and Decedent Contracts. If you are purchasing this contract with a nontaxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which you were the Beneficiary and you are “stretching” the distributions under the IRS required distribution rules, you may not purchase the GMAB rider. Upon your death, however, any remaining benefits may need to be accelerated to comply with IRS rules.
8.    PERFORMANCE
We periodically advertise subaccount performance relating to the Investment Portfolios. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account product charges (including certain death benefit rider charges) and the Investment Portfolio expenses. It does not reflect the deduction of any applicable account fee, withdrawal charge, or applicable optional rider charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the Separate Account product charges (including certain death benefit rider charges), account fee, withdrawal charges, applicable optional rider charges, and the Investment Portfolio expenses.
For periods starting prior to the date the contract was first offered, the performance will be based on the historical performance of the corresponding Investment Portfolios for the periods commencing from the date on which the particular Investment Portfolio was made available through the Separate Account.
In addition, the performance for the Investment Portfolios may be shown for the period commencing from the inception date of the Investment Portfolios. These figures should not be interpreted to reflect actual historical performance of the Separate Account.
We may, from time to time, include in our advertising and sales materials performance information for funds or investment accounts related to the Investment Portfolios and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.
We may advertise the living benefit and death benefit riders using illustrations showing how the benefit works with historical performance of specific Investment Portfolios or with a hypothetical rate of return (which rate will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the portfolio expenses of the underlying Investment Portfolios.
You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.
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9.    DEATH BENEFIT
Upon Your Death
If you die during the Accumulation Phase, we will pay a death benefit to your Beneficiary (or Beneficiaries). If you die during the Income Phase (after you begin receiving Annuity Payments), there is no death benefit; however, depending on the Annuity Option you elect, any remaining guarantee (i.e., cash refund amount or guaranteed Annuity Payments) will be paid to your Beneficiary (or Beneficiaries) (see “Annuity Payments (The Income Phase)” for more information).
The Principal Protection is the standard death benefit for your contract. If you are age 79 or younger at the effective date of your contract, you may select the optional Annual Step-Up Death Benefit rider.
The death benefits are described below. If you have already been issued a contract, please check your contract and riders for the specific provisions applicable to you.
The death benefit is determined as of the end of the Business Day on which we receive both due proof of death and an election for the payment method. Until the Beneficiary (or the first Beneficiary if there are multiple Beneficiaries) submits the necessary documentation in Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Investment Portfolios and is subject to investment risk.
Where there are multiple Beneficiaries, any guaranteed death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the guaranteed death benefit payable is an amount that exceeds the Account Value on the day it is determined, we will apply to the contract’s Account Value an amount equal to the difference between the death benefit payable and the Account Value, in accordance with the current allocation of the Account Value. The remaining death benefit amounts are held in the Investment Portfolios until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit and are subject to investment risk until we receive his/her necessary documentation.
If you have a Joint Owner, the death benefit will be paid when the first Owner dies. Upon the death of either Owner, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary, unless instructed otherwise.
If a non-natural person owns the contract, the Annuitant will be deemed to be the Owner in determining the death benefit. If there are Joint Owners, the age of the older Owner will be used to determine the death benefit amount.
If we are presented with notification of your death before any requested transaction is completed (including transactions under a dollar cost averaging program, the Automatic Rebalancing Program, the Systematic Withdrawal Program, or the Automated Required Minimum Distribution Program), we will cancel the request. As described above, the death benefit will be determined when we receive both due proof of death and an election for the payment method.
Standard Death Benefit — Principal Protection
The death benefit will be the greater of:
(1)    the Account Value; or
(2)    total Purchase Payments, reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable withdrawal charge).
If the Owner is a natural person and the Owner is changed to someone other than a spouse, the death benefit amount will be determined as defined above; however, subsection (2) will be changed to provide as follows: “the Account Value as of the effective date of the change of Owner, increased by Purchase Payments received after the date of the change of Owner, reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable withdrawal charge) made after such date.”
In the event that a Beneficiary who is the spouse of the Owner elects to continue the contract in his or her name after the Owner dies, the death benefit amount under the Principal Protection death benefit will be determined in accordance with (1) or (2) above.
(See Appendix F for examples of the Principal Protection death benefit rider.)
Optional Death Benefit — Annual Step-Up
You may select the Annual Step-Up death benefit rider if you are age 79 or younger at the effective date of yourcontract. If you select the Annual Step-Up death benefit rider, the death benefit will be the greatest of:
(1)    the Account Value; or
(2)    total Purchase Payments, reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable withdrawal charge); or
(3)    the highest anniversary value, as defined below.
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On the date we issue your contract, the highest anniversary value is equal to your initial Purchase Payment. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to your 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the Account Value on the date of the recalculation.
If the Owner is a natural person and the Owner is changed to someone other than a spouse, the death benefit is equal to the greatest of (1), (2) or (3); however, for purposes of calculating (2) and (3) above:
•	Subsection (2) is changed to provide: “The Account Value as of the effective date of the change of Owner, increased by Purchase Payments received after the date of change of Owner, and reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable withdrawal charge) made after such date”; and
•	For subsection (3), the highest anniversary value will be recalculated to equal your Account Value as of the effective date of the change of Owner. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to the Owner’s 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the Account Value on the date of the recalculation.
In the event that a Beneficiary who is the spouse of the Owner elects to continue the contract in his or her name after the Owner dies, the death benefit amount under the Annual Step-Up death benefit is equal to the greatest of (1), (2) or (3).
(See Appendix F for examples of the Annual Step-Up death benefit rider.)
General Death Benefit Provisions
As described above, the death benefit is determined as of the end of the Business Day on which we receive both due proof of death and an election for the payment method. Until a Beneficiary submits the necessary documentation in Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Investment Portfolios and is subject to investment risk. This risk is borne by the Beneficiary.
A Beneficiary must elect the death benefit to be paid under one of the payment options (unless the Owner has previously made the election). All options must comply with applicable federal income tax rules. The tax rules are complex and differ for Non-Qualified Contracts and Qualified Contracts. As a general matter, the entire death benefit must be paid within 5 years (or in some cases 10 years for Qualified Contracts) of the date of death unless the Beneficiary elects to have the death benefit payable under an Annuity Option. Generally, the payments under such an Annuity Option must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. For Non-Qualified Contracts, payment must begin within one year of the date of death. For Qualified Contracts, payment must begin no later than the end of the calendar year immediately following the year of death. However, if the Beneficiary under a Qualified Contract is the Annuitant's spouse, the tax law generally allows distributions to begin by the later of the year following the Annuitant’s death or the year in which the Annuitant would have reached age 72 (age 70 1⁄2, if the Annuitant was born on or before June 30, 1949).
We may also offer a payment option, subject to the requirements of tax law, for both Non-Qualified Contracts and certain Qualified Contracts, under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions that are taken as withdrawals from Individual Retirement Accounts. Such payment option may be limited to certain categories of beneficiaries. If this option is elected, we will issue a new contract to your Beneficiary in order to facilitate the distribution of payments. Your Beneficiary may choose any optional death benefit available under the new contract. Upon the death of your Beneficiary, the death benefit would be required to be distributed in accordance with applicable tax law requirements. In some cases, this will require that the proceeds be distributed more rapidly than the method of distribution in effect at the time of your Beneficiary's death. (See “Federal Income Tax Status.”) To the extent permitted under the tax law, and in accordance with our procedures, your designated Beneficiary is permitted under our procedures to make additional Purchase Payments consisting of monies which are direct transfers (as permitted under tax law) from other Qualified Contracts or Non-Qualified Contracts, depending on which type of contract you own, held in the name of the
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decedent. Any such additional Purchase Payments would be subject to applicable withdrawal charges. Your Beneficiary is also permitted to choose some of the optional benefits available under the contract, but certain contract provisions or programs may not be available.
If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days. Payment to the Beneficiary under an Annuity Option may only be elected during the 60-day period beginning with the date we receive due proof of death.
If the Owner or a Joint Owner, who is not the Annuitant, dies during the Income Phase, any remaining payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at the time of the Owner's death. Upon the death of the Owner or a Joint Owner during the Income Phase, the Beneficiary becomes the Owner.
Spousal Continuation
If the primary Beneficiary is the spouse of the Owner, upon the Owner's death, the Beneficiary may elect to continue the contract in his or her own name to the extent permitted by tax law. Upon such election, the Account Value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the Owner. Any excess of the death benefit amount over the Account Value will be allocated to each applicable Investment Portfolio in the ratio that the Account Value in the Investment Portfolio bears to the total Account Value. The terms and conditions of the contract that applied prior to the Owner’s death will continue to apply, with certain exceptions described in the contract.
For purposes of the death benefit on the continued contract, the death benefit is calculated in the same manner as it was prior to continuation except that all values used to calculate the death benefit, which may include a highest anniversary value (depending on whether you elected an optional death benefit), are reset on the date the spouse continues the contract.
Spousal continuation will not be allowed to the extent it would fail to satisfy minimum required distribution rules for qualified Contracts (see “Federal Income Tax Status”).
Death of the Annuitant
If the Annuitant, not an Owner or Joint Owner, dies during the Accumulation Phase, you automatically become the Annuitant. You can select a new Annuitant if you do not want to be the Annuitant (subject to our then-current underwriting standards). However, if the Owner is a non-
natural person (for example, a corporation or a trust), then the death of the primary Annuitant will be treated as the death of the Owner, and a new Annuitant may not be named.
Upon the death of the Annuitant after Annuity Payments begin, the death benefit, if any, will be as provided for in the Annuity Option selected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death, but in all events in accordance with applicable tax law requirements.
Controlled Payout
You may elect to have the death benefit proceeds paid to your Beneficiary in the form of Annuity Payments for life or over a period of time that does not exceed your Beneficiary's life expectancy. This election must be in writing in Good Order. You may revoke the election only in writing in Good Order. Upon your death, the Beneficiary cannot revoke or modify your election. The Controlled Payout is only available to Non-Qualified Contracts.
10. FEDERAL INCOME TAX STATUS
Special Distribution Rules During 2020: Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution (“RMD”) for 2020. Additionally, any RMDs already taken in 2020 may be eligible for rollover and not be subject to the 20% mandatory withholding. For after-death RMDs, the five-year rule is applied without regard to calendar year 2020. For instance, if you had died in 2018, the five-year period would end in 2024 instead of 2023. The RMD rules are complex, so please consult with your tax adviser before waiving your 2020 RMD payment.
The legislation also contains provisions that would allow eligible individuals to receive certain 2020 distributions from IRAs and qualified plans free of the 10% additional tax on early distributions, or in the case of some qualified plans, free of plan restrictions on early distributions and the 20% withholding tax. You should consult your tax adviser to see if you may be eligible for these and other benefits (such as loan relief, if applicable) provided by the legislation.
Introduction
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Code and the provisions of the Code that govern the contract are complex and subject to change. The applicability of federal income tax rules may vary with your particular circumstances. This discussion does not include all the
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federal income tax rules that may affect you and your contract. Nor does this discussion address other federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the contract. As a result, you should always consult a tax adviser for complete information and advice applicable to your individual situation.
We are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).
We do not expect to incur federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.
To the extent permitted under federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Investment Portfolios to foreign jurisdictions.
For federal tax purposes, the term “spouse” refers to the person to whom you are lawfully married, regardless of sex. The term “spouse” generally will not include individuals who are in a registered domestic partnership or civil union not denominated as marriage under state or other applicable law.
Non-Qualified Contracts
This discussion assumes the contract is a “non-qualified” annuity contract for federal income tax purposes, that is, a Contract not held in a tax qualified plan. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (TSA), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” and 457(b) plans. Contracts owned through such plans are referred to below as “Qualified Contracts.”
Accumulation
Generally, an Owner of a Non-Qualified Contract is not taxed on increases in the value of the contract until there is a distribution from the contract, i.e. surrender, partial withdrawal, income payment, or commutation. This deferral of taxation on accumulated value in the contract is limited to contracts owned by or held for the benefit of “natural persons.” A contract will be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the contract as an agent for the exclusive benefit of a natural person.
In contrast, a contract owned by other than a “natural person,” such as a corporation, partnership, trust, or other entity (other than a trust holding the Contract as an agent for a natural person), will be taxed currently on the increase in accumulated value in the contract in the year earned. Note that in this regard, an employer which is the Owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees, or others, is considered a non-natural Owner and any annual increase in the Account Value will be subject to current income taxation.
Surrenders or Withdrawals – Early Distribution
If you take a withdrawal from your contract, or surrender your contract prior to the date you commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount you receive will generally be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your Purchase Payments (which are not subject to income tax). If the accumulated value is less than your Purchase Payments upon surrender of your contract, your ability to claim any unrecovered Purchase Payments on your federal income tax return as a miscellaneous itemized deduction is suspended under the 2017 Tax Cuts and Jobs Act effective for tax years beginning after December 31, 2017 and before January 1, 2026.
The portion of any withdrawal from an annuity contract that is subject to income tax will also be subject to a 10% federal income tax penalty for “early” distribution if such withdrawal is taken prior to you reaching age 59 1⁄2, unless an exception applies. Exceptions include distributions made:
(a)    on account of your death or disability,
(b)    as part of a series of substantially equal periodic payments made at least annually payable for your life (or life expectancy) or joint lives (or joint life expectancies) of you and your designated Beneficiary, or
(c)    under certain immediate income annuities.
If you receive systematic payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% federal income tax penalty with interest. Such
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modifications may include but are not limited to additional Purchase Payments to the contract (including tax-free transfers or rollovers) and additional withdrawals from the contract.
Amounts received as a partial withdrawal may be fully includible in taxable income to the extent of gain in the contract.
If your contract has been purchased with an Optional Two Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax Purchase Payment.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (IRS) may consider that contract charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% federal income tax penalty as an early distribution, as described above.
Guaranteed Withdrawal Benefits
If you have purchased the GWB I, Enhanced GWB or Lifetime Withdrawal Guarantee, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Value (prior to withdrawal charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to report such withdrawals using the Account Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GWB exceeds the Account Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Value goes to zero, and either the Benefit Base (for GWB I and Enhanced GWB) or the
Remaining Guaranteed Withdrawal Amount (for Lifetime Withdrawal Guarantee) is paid out in fixed installments, or the Annual Benefit Payment (for Lifetime Withdrawal Guarantee) is paid for life, we will treat such payments as income Annuity Payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments. (See “Taxation of Payments in Annuity Form” below.)
We reserve the right to change our tax reporting practices where we determine that they are not in accordance with IRS guidance (whether formal or informal).
Aggregation
If you purchase two or more deferred annuity contracts after October 21, 1988, from us (or our predecessors or affiliates) during the same calendar year, the law requires that all such contracts must be treated as a single contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, you should consult a tax adviser if you are purchasing more than one annuity contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (see “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. An exchange in whole of an annuity contract for another annuity contract or for a qualified long-term care insurance policy will generally be a tax-free transaction under Section 1035 of the Code. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange – other than Annuity Payments made for life, joint lives, or for a term of 10 years or more. If a distribution is made from either contract within the 180-day period after the exchange or the exchange otherwise fails to satisfy other IRS prescriptions, the IRS reserves the right to characterize the exchange in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. For instance, such distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the
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distribution is paid. Some of the ramifications of a partial exchange remain unclear. You should consult your tax adviser concerning potential tax consequences prior to any partial exchange or split of annuity contracts.
A transfer of ownership of the contract, or the designation of an Annuitant or other Beneficiary who is not also the contract Owner, may result in income or gift tax consequences to the contract Owner. You should consult your tax adviser if you are considering such a transfer or assignment.
Death Benefits
For Non-Qualified Contracts, the death benefit is taxable to the recipient in the same manner as if paid to the contract Owner (under the rules for withdrawals or income payments, whichever is applicable).
After your death, any death benefit determined under the contract must be distributed according to certain rules. The method of distribution that is required depends on whether you die before or after the Annuity Starting Date.
If you die on or after the Annuity Starting Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If you die before the Annuity Starting Date, the entire interest in the contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death) and the Beneficiary must be a natural person.
Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner.
For contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. If there is more than one Annuitant of a contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-Annuitant.
Investor Control
In certain circumstances, Owners of Non-Qualified variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contract, such as the number of Investment Portfolios available and the flexibility of the contract Owner to allocate Purchase Payments and transfer amounts among the Investment Portfolios have not been addressed in public rulings. While we believe that the contract does not give the contract Owner investment control over Separate Account assets, we reserve the right to modify the contract as necessary to prevent a contract Owner from being treated as the owner of the Separate Account assets supporting the contract.
Taxation of Payments in Annuity Form
Payments received from the contract in the form of an annuity are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the contract is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the contract divided by the total payments expected to be received based on IRS factors, such as the form of annuity and mortality. The excludable portion of each Annuity Payment is the return of investment in the contract and it is excludable from your taxable income until your investment in the contract is fully recovered. We will make this calculation for you. However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Contract is an amount greater – or less — than the taxable amount determined by us and reported by us to you and the IRS.
Once you have recovered the investment in the contract, further Annuity Payments are fully taxable.
If you die before your investment in the contract is fully recovered, the balance of your investment may be deducted on your last tax return, or if Annuity Payments continue after your death, the balance may be recovered by your Beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date.
Once Annuity Payments have commenced, you may not be able to transfer to another Non-Qualified Contract or a long-term care contract as part of a tax-free exchange.
If the contract allows, you may elect to convert less than the full value of your contract to an annuity form of pay-out (i.e., “partial annuitization”). In this case, your
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investment in the contract will be pro-rated between the annuitized portion of the contract and the deferred portion. An exclusion ratio will apply to the Annuity Payments as described above, provided the annuity form you elect is payable for at least 10 years or for the life of one or more individuals.
3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Medicare tax on the lesser of:
(1)    the taxpayer’s “net investment income,” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or
(2)    the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A, or 457(b)), but such income will increase modified adjusted gross income in Item 2 above.
You should consult your tax adviser regarding the applicability of this tax to income under your annuity contract.
Puerto Rico Tax Considerations
The Puerto Rico Internal Revenue Code of 2011 (the “2011 PR Code”) taxes distributions from Non-Qualified Contracts differently than in the U.S.
Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.
The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if you are a resident of Puerto Rico.
Qualified Contracts
Introduction
The contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code (“tax qualified plans” or “qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (TSA), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” and 457(b) plans. Extensive special tax rules apply to qualified plans and to the annuity contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the contract with the various types of qualified plans. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the contract.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
A contract may also be available in connection with an employer’s non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex. Please consult your tax adviser about your particular situation.
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Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations, which are subject to change from year-to-year.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle you to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give you a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
An IRA Contract will accept as a single Purchase Payment a transfer or rollover from another IRA (including a SEP or SIMPLE IRA) or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b), or governmental 457(b) plan). A rollover or transfer from a SIMPLE IRA is allowed provided that the taxpayer has participated in such arrangement for at least two years. As part of the single Purchase Payment, the IRA contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
For income annuities established as “pay-outs” of SIMPLE IRAs, the contract will only accept a single Purchase Payment consisting of a transfer or rollover from another SIMPLE IRA. For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b), or 457(b) plan), the contract will only accept as its single Purchase Payment a transfer from such employer retirement plan.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, you generally pay income taxes on the full amount of money you receive under the contract. Withdrawals attributable to any after-tax contributions are basis in the contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).
Under current federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If you meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of federal income taxes.
With respect to IRA contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we will withhold is determined by the Code.
Guaranteed Withdrawal Benefits
If you have purchased the Lifetime Withdrawal Guarantee benefit (LWG), where otherwise made available, note the following:
In the event that the Account Value goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income Annuity Payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.
In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31 must be taken into account in addition to the Account Value of the contract.
If you have purchased the GWB I, Enhanced GWB or LWG, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Value (prior to withdrawal charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to report such withdrawals using the Account Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Account Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Value goes to zero, and either the Benefit Base (for the GWB I or Enhanced GWB) or the Remaining Guaranteed Withdrawal Amount (for the Lifetime Withdrawal Guarantee) is paid out in fixed
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installments or the Annual Benefit Payment (for the Lifetime Withdrawal Guarantee) is paid for life, we will treat such payments as income Annuity Payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.
We reserve the right to change our tax reporting practices where we determine that they are not in accordance with IRS guidance (whether formal or informal).
Withdrawals Prior to Age 59 1⁄2
A taxable withdrawal from a Qualified Contract which is subject to income tax may also be subject to a 10% federal income tax penalty for “early” distribution if taken prior to age 59 1⁄2, unless an exception described below applies. The penalty rate is 25% for SIMPLE IRA plan contracts if the withdrawal occurs within the first 2 years of your participation in the plan.
Exceptions to the early distribution penalty for qualified plans include withdrawals or distributions made:
(a)    on account of your death or disability,
(b)    as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or joint life expectancies) of you and your designated Beneficiary and you are separated from employment,
(c)    on separation from service after age 55. This rule does not apply to IRAs (including SEPs and SIMPLE IRAs).
(d)    pursuant to a qualified domestic relations order (“QDRO”). This rule does not apply to IRAs (including SEPs and SIMPLE IRAs).
(e)    to pay IRS levies (and made after December 31, 1999),
(f)    to pay deductible medical expenses, or
(g)    in the case of IRAs only, to pay for medical insurance (if you are unemployed), qualified higher education expenses, or for a qualified first-time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above.
If you receive systematic payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% federal income tax penalty with interest. Such modifications may include but are not limited to additional Purchase Payments to the contract (including tax-free transfers or rollovers) and additional withdrawals from the contract.
The 10% federal income tax penalty on early distribution does not apply to governmental 457(b) plan contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.
Commutation Features Under Income Payment Types
Please be advised that the tax consequences resulting from the election of income payment types containing a commutation feature (a feature that allows the Owner to receive a lump sum of the present value of future Annuity Payments) are uncertain and the IRS may determine that the taxable amount of income payments and withdrawals received for any year could be greater than or less than the taxable amount reported by us. The exercise of the commutation feature also may result in adverse tax consequences including:
•	The imposition of a 10% federal income tax penalty on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1⁄2 at the time the withdrawal is made. This 10% federal income tax penalty is in addition to the ordinary income tax on the taxable amount of the commuted value.
•	The retroactive imposition of the 10% federal income tax penalty on income payments received prior to the taxpayer attaining age 59 1⁄2.
•	The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any income payments made after such commutation.
A payee should consult with his or her own tax adviser prior to electing to annuitize the contract and prior to exercising any commutation feature under an income payment type.
Rollovers and Transfers
Your contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., you may not transfer it to someone else).
Nevertheless, contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.
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Under certain circumstances, you may be able to transfer amounts distributed from your contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.
You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. Rollovers from another qualified plan can generally be made to your SIMPLE IRA after you have participated in the SIMPLE IRA for at least two years.
Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that you participate in the SIMPLE IRA plan. After this two-year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.
Federal income tax law allows you to make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own. Generally, this limit does not apply to trustee-to-trustee transfers between IRAs. Because the rollover rules are complex, please consult with your tax advisor before making an IRA rollover.
Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received on account of:
(a)    minimum distribution requirements,
(b)    financial hardship; or
(c)    for a period of ten or more years or for life.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if you directly transfer a withdrawal from this contract to another IRA or other qualified plan. Similarly, you may be able to avoid withholding on a transfer into this contract from an existing qualified plan you may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the withholding percentage.
Death Benefits
The death benefit in a Qualified Contract is taxable to the recipient in the same manner as if paid to the contract Owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).
Required Minimum Distribution (RMD) amounts are required to be distributed from a Qualified annuity Contract (including a contract issued as a Roth IRA) following your death. Congress recently changed the RMD rules for individuals who die after 2019. The after-death RMD rules are complex, and you should consult your tax adviser about how they may apply to your situation.
Effective January 1, 2020, when an IRA owner or participant in a defined contribution plan dies, any remaining interest generally must be distributed within 10 years (or in some cases five years) after his or her death, unless an exception applies. An exception permits an “eligible designated beneficiary” to take distributions over life or a period not exceeding life expectancy, subject to special rules and limitations. An “eligible designated beneficiary” includes: the IRA owner/participant’s spouse or minor child (until the child reaches age of majority), certain disabled or chronically ill individuals, and an individual who is not more than 10 years younger than the IRA owner/participant. We may limit any payment option over life, or a period not exceeding life expectancy, to certain categories of eligible designed beneficiary.
Generally, distributions under this exception must start by the end of the year following your death. However, if your surviving spouse is the sole designated beneficiary, distributions may generally be delayed until December 31 of the year you would have attained age 72 (age 70 1⁄2, if you were born on or before June 30, 1949), if your contract permits.
If you die after Annuity Payments have already begun under a Qualified Contract, any remaining payments under the contract also must be made in accordance with the RMD rules. In some cases, those rules may require that the remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.
Regardless of whether you die before or after your Required Beginning Date, the following will be applicable:
If your surviving spouse is the sole designated beneficiary of your Traditional or Roth IRA, then your surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
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Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death. The Beneficiary generally must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Different tax rules may apply if your Beneficiary is not a natural person, such as your estate.
Your spouse may be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, or he or she may elect to rollover the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your Beneficiary is not your spouse and your plan and contract permit, your Beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.
Additionally, for contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the participant may have rights in the contract. In such a case, the participant may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the contract.
Required Minimum Distributions
Generally, you must begin receiving RMD amounts from your Qualified Contract by the Required Beginning Date. Generally, for retirement plans, the “Required Minimum Date” is April 1 following the later of:
(a)    the calendar year in which you reach age 72 (age 70 1⁄2, if you were born on or before June 30, 1949), or
(b)    the calendar year you retire, provided you do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs), the Required Beginning Date by which you must begin receiving withdrawals is the year in which you attain age 72 (age 70 1⁄2, if you were born on or before June 30, 1949), even if you have not retired, taking your first distribution no later than April 1 of the year after you reach age 72 (age 70 1⁄2, if you were born on or before June 30, 1949).
For all subsequent years, including the first year in which you took your RMD by April 1, you must take the required minimum distribution for the year by December 31st. This will require you to take two distributions in the same calendar year if you wait to take your first distribution until April 1 of the year after attaining age 72 (age 70 1⁄2, if you were born on or before June 30, 1949).
A tax penalty of 50% applies to the shortfall of any required minimum distribution you fail to receive.
You may not satisfy minimum distributions for one employer’s qualified plan (e.g., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEP and SIMPLE IRAs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.
The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If you intend to receive your minimum distributions in the form of Annuity Payments that are payable over the joint lives of you and a Beneficiary or over a guaranteed duration of more than 10 years, be advised that federal tax law may require that, after your death, any remaining payments be made over a shorter period or be reduced after your death to satisfy the RMD rules and avoid the 50% excise tax. Other complex rules also apply to RMDs taken in the form of Annuity Payments. You should consult your own tax adviser as to how these rules affect your own contract.
Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions apply to beneficiaries of Roth IRAs.
Additional Information Regarding TSA (ERISA and Non-ERISA) 403(b)
Special Rules Regarding Exchanges. In order to satisfy tax regulations, contract exchanges within a 403(b) plan after September 24, 2007, must, at a
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minimum, meet the following requirements: (1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a participant’s or a Beneficiary’s accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to contract exchanges or any other matter relating to these regulations.
Withdrawals. If you are under age 59 1⁄2, you generally cannot withdraw money from your TSA contract unless the withdrawal:
(a)	related to Purchase Payments made prior to 1989 and pre-1989 earnings on those Purchase Payments;
(b)	is exchanged to another permissible investment under your 403(b) plan;
(c)	relates to contributions to an annuity contract that are not salary reduction elective deferrals, if your plan allows it;
(d)	occurs after you die, leave your job or become disabled (as defined by the Code);
(e)	is for financial hardship (but only to the extent of elective deferrals), if your plan allows it;
(f)	relates to distributions attributable to certain TSA plan terminations, if the conditions of the Code are met;
(g)	relates to rollover or after-tax contributions; or
(h)	is for the purchase of permissive service credit under a governmental defined benefit plan.
In addition, a Section 403(b) contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant’s severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.
Additional Information Regarding IRAs
Purchase Payments. Traditional IRA Purchase Payments (except for permissible rollovers and direct transfers) are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code.A Purchase Payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If you or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If you exceed Purchase Payment limits you may be subject to a tax penalty.
Roth IRA Purchase Payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional “catch-up” Purchase Payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual Purchase Payment limit if your modified adjusted gross income does not exceed certain limits. If you exceed Purchase Payment limits, you may be subject to a tax penalty.
Withdrawals. If and to the extent that Traditional IRA Purchase Payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible Purchase Payments. This portion is generally determined based upon the ratio of all non-deductible Purchase Payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from federal income tax if: (1) they are made at least five taxable years after the tax year for which you made your first Purchase Payment to a Roth IRA; and (2) they are made on or after the date you reach age 59 1⁄2 or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from Purchase Payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.
Conversion. Traditional IRAs may be converted to Roth IRAs. Except to the extent you have non-deductible contributions, the amount converted from an existing
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Traditional IRA into a Roth IRA is taxable. Generally, the 10% federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Value; as well as adding back certain loads and charges incurred during the prior twelve month period. Your contract may include such benefits and applicable charges. Accordingly, if you are considering such conversion of your annuity contract, please consult your tax adviser. The taxable amount may exceed the Account Value at the date of conversion.
Prior to 2018, contributions made to a Traditional IRA that were converted to a Roth IRA could be recharacterized as made back to the Traditional IRA, if certain conditions were met. Under a provision of the Tax Cuts and Jobs Act, recharacterization cannot be used to unwind a conversion from a Traditional IRA to a Roth IRA for taxable years beginning after December 31, 2017. For conversions made to a Roth IRA in 2017, the IRS has issued guidance allowing recharacterizations to be made in 2018.
Distinction for Puerto Rico Code
An annuity contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a “cash or deferred” arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.
Contributions. The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.
Distributions. Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the contract for purposes of determining the amount of Annuity Payments required to be included in the employee’s gross income. Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee’s gross income. The value of accrued benefits in a qualified retirement plan with respect to which the special 8% tax under Puerto Rico Act No. 77-2014 was prepaid will be considered as part of the participant’s tax basis in his retirement plan account. Thus, any distributions attributable to the benefits for which such taxes were prepaid will not be subject to income taxes when the same are subsequently received by the participant. However, the investment income and the appreciation in value, if any, accrued on the benefits with respect to which the special tax was prepaid, will be taxed as provided by the tax rules in effect at the time of distribution. Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation of employment or termination of a retirement plan will generally be treated as ordinary income but will be subject to a withholding tax rate of 20%.A special withholding tax rate of 10% may apply instead, if the plan satisfies the following requirements:
(1)    the plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
(2)    10% of all plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.
If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three-year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company, fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico, and bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
In the case of distributions from a qualified plan in the form of annuity or installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified plan.
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You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year.
Upon the occurrence of a “Declared Disaster”, like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same. The Eligible Distribution may not exceed $100,000, be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance and be used to cover damages or losses suffered, and extraordinary expenses incurred by the individual as a result of the Declared Disaster. The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of any other income tax, including the alternate basic tax.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if you are a resident of Puerto Rico.
Rollover. Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee’s benefit no later than sixty (60) days after the distribution.
ERISA Considerations. In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has held that a Puerto Rico retirement plan described in ERISA
Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.
Pursuant to guidance promulgated by the DOL, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term “spouse,” spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.
11. OTHER INFORMATION
Brighthouse Life Insurance Company of NY
Brighthouse Life Insurance Company of NY (the Company or Brighthouse) is a stock life insurance company organized under the laws of the State of New York in 1992. Prior to March 6, 2017, the Company was known as First MetLife Investors Insurance Company. The Company is licensed to do business only in the State of New York. The Company is a wholly-owned subsidiary of, and controlled by, Brighthouse Life Insurance Company and ultimately, by Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuity and life insurance products in the U.S. The Company’s executive offices are located at 285 Madison Avenue, New York, NY 10017.
The Separate Account
We have established a Separate Account, Brighthouse Variable Annuity Account B (Separate Account), to hold the assets that underlie the contracts. Prior to March 6, 2017, the Separate Account was known as First MetLife Investors Variable Annuity Account One. Our Board of Directors adopted a resolution to establish the Separate Account under New York insurance law on December 31, 1992. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.
The Separate Account’s assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and
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legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.
We reserve the right to transfer assets of the Separate Account to another account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we will notify you of any such changes and we guarantee that the modification will not affect your Account Value.
We are obligated to pay all money we owe under the contracts — such as death benefits and income payments — even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit, optional Guaranteed Minimum Income Benefit, optional Guaranteed Withdrawal Benefit, or optional Guaranteed Minimum Accumulation Benefit that exceeds the assets in the Separate Account is also paid from our general account. Benefit amounts paid from the general account are subject to our financial strength and claims paying ability and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. Brighthouse is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in our general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
The investment advisers to certain of the Investment Portfolios offered with the contracts or with other variable annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, Brighthouse has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (CEA), and is not subject to registration or regulation as a pool operator under the CEA.
Distributor
We have entered into a distribution agreement with our affiliate, Brighthouse Securities, LLC (Distributor), 11225 North Community House Road, Charlotte, NC 28277, for the distribution of the contracts. Both the Company and Distributor are indirect, wholly owned subsidiaries of BHF. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
Distributor, and in certain cases, we, have entered into selling agreements with unaffiliated selling firms for the sale of the contracts. No selling firms are affiliated with us or Distributor. We pay compensation to Distributor for sales of the contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor’s management team and other expenses of distributing the contracts. Distributor’s management team and registered representatives also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
All of the Investment Portfolios make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing shares of the Investment Portfolios. (See “Fee Tables and Examples  —  Investment Portfolio Fees and Expenses” and the Investment Portfolio prospectuses for more information.) These payments range up to 0.55% of Separate Account assets invested in the particular Investment Portfolio.
Selling Firms
As noted above, Distributor, and in certain cases, we, have entered into selling agreements with unaffiliated selling firms for the sale of the contracts. All selling firms receive commissions, and they may also receive some form of non-cash compensation. Certain selected selling firms receive additional compensation (described below under “Additional Compensation for Selected Selling Firms”). These commissions and other incentives or payments are not charged directly to contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from our general account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with the selling firms' internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Financial representatives of the selling firms may also receive non-cash compensation, pursuant to their firm’s guidelines, directly from us or Distributor.
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Compensation Paid to Selling Firms. Distributor pays compensation to all selling firms in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable for contract sales and additional Purchase Payments by selling firms is 6.5% of Purchase Payments. Some selling firms may elect to receive a lower commission when a Purchase Payment is made, along with annual trail commissions beginning in year two up to 1.25% of Account Value (less Purchase Payments received within the previous 12 months) for so long as the contract remains in effect or as agreed in the selling agreement. Distributor also pays commissions when a contract Owner elects to begin receiving regular income payments (referred to as “Annuity Payments”). (See “Annuity Payments (The Income Phase).”) Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items may include expenses for conference or seminar trips, certain gifts, prizes, and awards.
Ask your financial representative for further information about what payments your financial representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.
Additional Compensation for Selected Selling Firms. Distributor has entered into distribution arrangements with certain selected unaffiliated selling firms. Under these arrangements, Distributor may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which may be an annual flat fee or, in many cases, depends on cumulative periodic (usually quarterly) sales of our insurance contracts (including the contracts offered by this prospectus) and may also depend on meeting thresholds in the sale of certain of our insurance contracts (other than the contracts offered by this prospectus). They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of our products to the selling firm’s line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on Account Values of our variable insurance contracts (including Account Values of the contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment in selling firms’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ financial representatives. Distributor has entered into such distribution agreements with the selling firms identified in the Statement of Additional Information.
The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such additional compensation arrangements, ask your financial representative. (See the Statement of Additional Information — “Distribution” for a list of selling firms that received compensation during 2019, as well as the range of additional compensation paid.)
Requests and Elections
We will treat your request for a contract transaction, or your submission of a Purchase Payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Service Center before the close of regular trading on the New York Stock Exchange on that day. We will treat your submission of a Purchase Payment as received by us if we receive a payment at our Annuity Service Center (or a designee receives a payment in accordance with the designee's administrative procedures) before the close of regular trading on the New York Stock Exchange on that day. If we receive the request, or if we (or our designee) receive the payment, after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request or payment will be treated as received on the next day when the New York Stock Exchange is open. Our Annuity Service Center is located at P.O. Box 10366, Des Moines, IA 50306-0366. If you send your Purchase Payments or transaction requests to an address other than the one we have designated for receipt of such Purchase Payments or requests, we may return the
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Purchase Payment to you, or there may be a delay in applying the Purchase Payment or transaction to your contract.
Requests for service may be made:
•	Through your financial representative
•	By telephone at (800) 343-8496, between the hours of 7:30AM and 5:30PM Central Time Monday through Thursday and 7:30AM and 5:00PM Central Time on Friday
•	In writing to our Annuity Service Center
•	By fax at (877) 547-9666 or
•	By Internet at www.brighthousefinancial.com
Some of the requests for service that may be made by telephone or Internet include transfers of Account Value (see “Investment Options – Transfers – Transfers By Telephone or Other Means”) and changes to the allocation of future Purchase Payments (see “Purchase – Allocation of Purchase Payments”). We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in Good Order. Contact us for further information. Some selling firms may restrict the ability of their financial representatives to convey transaction requests by telephone or Internet on your behalf.
We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Center to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products. Ask your financial representative for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial representative, or any financial firm or financial professional you consult to provide advice, is not acting on our behalf. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including account recommendations).
Good Order. A request or transaction generally is considered in Good Order if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Portfolios affected by the requested transaction; the signatures of all contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your financial representative before submitting the form or request.
Telephone and Computer Systems. Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Center.
Cybersecurity and Certain Business Continuity Risks. Our variable annuity contract business is largely
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conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Investment Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day recordkeeping, are all executed through computer networks and systems.
We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on Brighthouse and the Separate Account, as well as individual Owners and their contracts. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.
Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Other disruptive events, including (but not limited to) natural disasters and public health crises (such as COVID-19), may adversely affect our ability to conduct business, in particular if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event. Cybersecurity breaches and other disruptions to our business operations can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Investment Portfolios; impact our ability to calculate Accumulation Unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues.
Cybersecurity breaches may also impact the issuers of securities in which the Investment Portfolios invest, and it is possible the funds underlying your contract could lose value. There can be no assurance that we or our service providers or the Investment Portfolios will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Investment Portfolios invest.
Confirming Transactions. We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.
Ownership
Owner. You, as the Owner of the contract, have all the interest and rights under the contract.
These rights include the right to:
•	change the Beneficiary.
•	change the Annuitant before the Annuity Date (subject to our underwriting and administrative rules).
•	assign the contract (subject to limitation).
•	change the payment option.
•	exercise all other rights, benefits, options and privileges allowed by the contract or us.
The Owner is as designated at the time the contract is issued, unless changed. Any change of Owner is subject to our underwriting rules in effect at the time of the request.
Joint Owner. The contract can be owned by Joint Owners, limited to two natural persons. Upon the death of either Owner, the surviving Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary unless otherwise indicated.
Beneficiary. The Beneficiary is the person(s) or entity you name to receive any death benefit. The Beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before you die. If Joint Owners are named, unless you tell us otherwise, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary (unless you tell us otherwise).
Abandoned Property Requirements. Every state has unclaimed property laws which generally declare non-ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date (the latest day on which annuity payments may begin under the contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the
95

Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your contract's proceeds from being paid to the state's abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call (800) 343-8496 to make such changes.
Annuitant. The Annuitant is the natural person(s) on whose life we base Annuity Payments. You can change the Annuitant at any time prior to the Annuity Date, unless an Owner is not a natural person. Any reference to Annuitant includes any joint Annuitant under an Annuity Option. The Owner and the Annuitant do not have to be the same person except as required under certain sections of the Internal Revenue Code or under a GMIB rider (see “Living Benefits — Guaranteed Income Benefits”).
Assignment. You can assign a Non-Qualified Contract at any time during your lifetime. We will not be bound by the assignment until the written notice of the assignment is recorded by us. We will not be liable for any payment or other action we take in accordance with the contract before we record the assignment. An assignment may be a taxable event.
If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.
Legal Proceedings
In the ordinary course of business, Brighthouse, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, Brighthouse does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of Brighthouse Securities, LLC to perform its contract with the Separate Account or of Brighthouse to meet its obligations under the contracts.
Financial Statements
Our financial statements and the financial statements of the Separate Account have been included in the SAI.
Table of Contents of the Statement of Additional Information
Company
Services
Independent Registered Public Accounting Firm
Additional Information
Custodian
Distribution
     Reduction or Elimination of the Withdrawal Charge
Calculation of Performance Information
     Total Return
Historical Unit Values
Reporting Agencies
Annuity Provisions
     Variable Annuity
Fixed Annuity
Mortality and Expense Guarantee
Legal or Regulatory Restrictions on Transactions
Additional Federal Tax Considerations
Condensed Financial Information
Financial Statements
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APPENDIX A
Condensed Financial Information
The following tables list the Condensed Financial Information (the Accumulation Unit value information for the Accumulation Units outstanding) for contracts issued as of December 31, 2019. See “Purchase — Accumulation Units” in the prospectus for information on how Accumulation Unit values are calculated. The first table presents Accumulation Unit values for the highest possible combination of Separate Account product charges and death benefit rider charges, and the second table presents Accumulation Unit values for the lowest possible combination of such charges. The Statement of Additional Information (SAI) contains the Accumulation Unit values for all other possible combinations of Separate Account product charges and death benefit rider charges. (See Page 2 for how to obtain a copy of the SAI.)

1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse Funds Trust I
AB Global Dynamic Allocation Sub-Account (Class B)
04/30/2012 to 12/31/2012	10.178148	10.497446	2,093,982.9022
01/01/2013 to 12/31/2013	10.497446	11.459381	2,163,072.4015
01/01/2014 to 12/31/2014	11.459381	12.081996	2,106,237.1102
01/01/2015 to 12/31/2015	12.081996	11.935192	1,684,340.3656
01/01/2016 to 12/31/2016	11.935192	12.143818	1,553,221.3651
01/01/2017 to 12/31/2017	12.143818	13.552152	1,380,196.6109
01/01/2018 to 12/31/2018	13.552152	12.381420	1,266,659.8473
01/01/2019 to 12/31/2019	12.381420	14.358534	1,195,613.7166
American Funds® Balanced Allocation Sub-Account (Class C)
01/01/2010 to 12/31/2010	8.881638	9.784098	3,720,125.5428
01/01/2011 to 12/31/2011	9.784098	9.405479	4,101,132.2448
01/01/2012 to 12/31/2012	9.405479	10.486500	4,149,652.8619
01/01/2013 to 12/31/2013	10.486500	12.208182	4,013,297.7611
01/01/2014 to 12/31/2014	12.208182	12.715716	3,754,606.3246
01/01/2015 to 12/31/2015	12.715716	12.400753	3,662,380.0831
01/01/2016 to 12/31/2016	12.400753	13.130747	2,955,651.2313
01/01/2017 to 12/31/2017	13.130747	15.071216	2,714,681.5805
01/01/2018 to 12/31/2018	15.071216	14.162702	2,374,993.9230
01/01/2019 to 12/31/2019	14.162702	16.626204	2,242,162.9649
American Funds® Growth Allocation Sub-Account (Class C)
01/01/2010 to 12/31/2010	8.349533	9.306378	2,491,652.8125
01/01/2011 to 12/31/2011	9.306378	8.708073	2,524,841.8000
01/01/2012 to 12/31/2012	8.708073	9.933828	2,401,832.0423
01/01/2013 to 12/31/2013	9.933828	12.206386	2,317,551.6617
01/01/2014 to 12/31/2014	12.206386	12.754435	2,198,147.3510
01/01/2015 to 12/31/2015	12.754435	12.432218	2,107,957.5872
01/01/2016 to 12/31/2016	12.432218	13.304348	1,910,847.0209
01/01/2017 to 12/31/2017	13.304348	15.857161	1,709,221.4846
01/01/2018 to 12/31/2018	15.857161	14.674276	1,597,906.8871
01/01/2019 to 12/31/2019	14.674276	17.819099	1,508,664.2093

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
American Funds® Growth Sub-Account (Class C)
01/01/2010 to 12/31/2010	7.835191	9.105799	1,154,990.0764
01/01/2011 to 12/31/2011	9.105799	8.532140	765,654.4995
01/01/2012 to 12/31/2012	8.532140	9.838177	971,594.4746
01/01/2013 to 12/31/2013	9.838177	12.540809	974,997.5463
01/01/2014 to 12/31/2014	12.540809	13.325075	912,984.4800
01/01/2015 to 12/31/2015	13.325075	13.936918	801,572.5436
01/01/2016 to 12/31/2016	13.936918	14.933854	751,865.9636
01/01/2017 to 12/31/2017	14.933854	18.760905	686,222.9089
01/01/2018 to 12/31/2018	18.760905	18.332413	564,804.2712
01/01/2019 to 12/31/2019	18.332413	23.467864	533,254.4759
American Funds® Moderate Allocation Sub-Account (Class C)
01/01/2010 to 12/31/2010	9.288692	10.026861	2,225,207.5344
01/01/2011 to 12/31/2011	10.026861	9.867207	2,395,813.8270
01/01/2012 to 12/31/2012	9.867207	10.740633	2,292,794.6608
01/01/2013 to 12/31/2013	10.740633	11.975342	2,089,947.8708
01/01/2014 to 12/31/2014	11.975342	12.478537	1,922,409.0319
01/01/2015 to 12/31/2015	12.478537	12.166943	1,799,160.6579
01/01/2016 to 12/31/2016	12.166943	12.787964	1,666,539.8701
01/01/2017 to 12/31/2017	12.787964	14.188915	1,505,581.7388
01/01/2018 to 12/31/2018	14.188915	13.458526	1,425,596.1930
01/01/2019 to 12/31/2019	13.458526	15.354103	1,286,296.4982
AQR Global Risk Balanced Sub-Account (Class B)
04/30/2012 to 12/31/2012	11.107341	11.482334	2,435,473.5605
01/01/2013 to 12/31/2013	11.482334	10.895034	2,380,442.3656
01/01/2014 to 12/31/2014	10.895034	11.128446	2,201,933.3778
01/01/2015 to 12/31/2015	11.128446	9.883533	1,825,889.7256
01/01/2016 to 12/31/2016	9.883533	10.577105	1,491,366.1771
01/01/2017 to 12/31/2017	10.577105	11.407300	1,311,797.7131
01/01/2018 to 12/31/2018	11.407300	10.491455	1,174,971.8502
01/01/2019 to 12/31/2019	10.491455	12.356676	1,069,269.2375
BlackRock Global Tactical Strategies Sub-Account (Class B)
04/30/2012 to 12/31/2012	9.934082	10.228279	4,038,666.0523
01/01/2013 to 12/31/2013	10.228279	11.081407	4,274,656.9657
01/01/2014 to 12/31/2014	11.081407	11.527592	3,937,429.3032
01/01/2015 to 12/31/2015	11.527592	11.309628	3,427,005.5533
01/01/2016 to 12/31/2016	11.309628	11.600120	2,833,524.7353
01/01/2017 to 12/31/2017	11.600120	12.910083	2,465,981.5805
01/01/2018 to 12/31/2018	12.910083	11.767660	2,290,051.1821
01/01/2019 to 12/31/2019	11.767660	13.941603	2,174,150.6956
BlackRock High Yield Sub-Account (Class B)
01/01/2010 to 12/31/2010	17.243250	19.606939	125,534.9748
01/01/2011 to 12/31/2011	19.606939	19.709415	150,435.8857
01/01/2012 to 12/31/2012	19.709415	22.558187	146,253.6602
01/01/2013 to 12/31/2013	22.558187	24.223673	110,333.5954
01/01/2014 to 12/31/2014	24.223673	24.575543	101,889.1895
01/01/2015 to 12/31/2015	24.575543	23.160238	97,770.0415
01/01/2016 to 12/31/2016	23.160238	25.926754	105,637.2057
01/01/2017 to 12/31/2017	25.926754	27.441522	99,083.5207
01/01/2018 to 12/31/2018	27.441522	26.174945	83,418.7241
01/01/2019 to 12/31/2019	26.174945	29.526483	78,269.7629

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse Asset Allocation 100 Sub-Account (Class B)
01/01/2010 to 12/31/2010	9.894153	11.321306	1,336,442.2521
01/01/2011 to 12/31/2011	11.321306	10.477473	1,369,268.3545
01/01/2012 to 12/31/2012	10.477473	12.012329	1,331,507.5018
01/01/2013 to 12/31/2013	12.012329	15.279383	1,452,261.6082
01/01/2014 to 12/31/2014	15.279383	15.770441	1,349,874.3793
01/01/2015 to 12/31/2015	15.770441	15.178031	1,186,469.5555
01/01/2016 to 12/31/2016	15.178031	16.245697	1,128,506.3670
01/01/2017 to 12/31/2017	16.245697	19.616323	995,067.6085
01/01/2018 to 12/31/2018	19.616323	17.325399	889,758.2609
01/01/2019 to 12/31/2019	17.325399	21.692716	804,108.8560
Brighthouse Balanced Plus Sub-Account (Class B)
04/30/2012 to 12/31/2012	9.960927	10.395119	3,300,785.9240
01/01/2013 to 12/31/2013	10.395119	11.675982	3,450,252.9467
01/01/2014 to 12/31/2014	11.675982	12.574137	3,506,191.1450
01/01/2015 to 12/31/2015	12.574137	11.845004	3,719,156.3102
01/01/2016 to 12/31/2016	11.845004	12.606873	3,539,066.1625
01/01/2017 to 12/31/2017	12.606873	14.652688	3,336,806.4432
01/01/2018 to 12/31/2018	14.652688	13.330401	3,106,211.3295
01/01/2019 to 12/31/2019	13.330401	16.177976	2,878,798.6473
Brighthouse Small Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	14.558366	17.143934	289,700.2052
01/01/2011 to 12/31/2011	17.143934	15.325747	293,041.8617
01/01/2012 to 12/31/2012	15.325747	17.758225	265,123.1762
01/01/2013 to 12/31/2013	17.758225	23.100870	395,543.8018
01/01/2014 to 12/31/2014	23.100870	23.077950	385,604.0982
01/01/2015 to 12/31/2015	23.077950	21.440311	311,696.0333
01/01/2016 to 12/31/2016	21.440311	27.639680	269,641.0901
01/01/2017 to 12/31/2017	27.639680	30.324109	236,496.0990
01/01/2018 to 12/31/2018	30.324109	25.243424	211,553.7853
01/01/2019 to 12/31/2019	25.243424	31.927809	197,964.5221
Brighthouse/Aberdeen Emerging Markets Equity Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.160875	12.340627	375,091.4590
01/01/2011 to 12/31/2011	12.340627	9.853738	431,300.6062
01/01/2012 to 12/31/2012	9.853738	11.505677	436,650.0223
01/01/2013 to 12/31/2013	11.505677	10.737520	403,887.3624
01/01/2014 to 12/31/2014	10.737520	9.858227	410,886.4225
01/01/2015 to 12/31/2015	9.858227	8.344877	397,148.6705
01/01/2016 to 12/31/2016	8.344877	9.138735	365,318.1750
01/01/2017 to 12/31/2017	9.138735	11.518991	360,728.5069
01/01/2018 to 12/31/2018	11.518991	9.708047	376,759.9640
01/01/2019 to 12/31/2019	9.708047	11.513297	349,845.0880
Brighthouse/Eaton Vance Floating Rate Sub-Account (Class B)
05/03/2010 to 12/31/2010	9.997534	10.195084	13,039.1362
01/01/2011 to 12/31/2011	10.195084	10.214674	16,605.2996
01/01/2012 to 12/31/2012	10.214674	10.766904	20,440.6079
01/01/2013 to 12/31/2013	10.766904	10.980504	74,821.3038
01/01/2014 to 12/31/2014	10.980504	10.864003	85,837.0214
01/01/2015 to 12/31/2015	10.864003	10.581094	89,239.4900
01/01/2016 to 12/31/2016	10.581094	11.355595	69,472.3822
01/01/2017 to 12/31/2017	11.355595	11.563724	65,655.1648
01/01/2018 to 12/31/2018	11.563724	11.391580	71,381.2767
01/01/2019 to 12/31/2019	11.391580	11.974686	65,952.5962

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse/Franklin Low Duration Total Return Sub-Account (Class B)
05/02/2011 to 12/31/2011	9.987535	9.740597	34,224.0457
01/01/2012 to 12/31/2012	9.740597	9.986641	68,778.0000
01/01/2013 to 12/31/2013	9.986641	9.922338	456,021.2880
01/01/2014 to 12/31/2014	9.922338	9.848415	446,432.9437
01/01/2015 to 12/31/2015	9.848415	9.612514	473,985.8588
01/01/2016 to 12/31/2016	9.612514	9.736865	434,386.2627
01/01/2017 to 12/31/2017	9.736865	9.690991	449,332.9853
01/01/2018 to 12/31/2018	9.690991	9.558720	442,208.8310
01/01/2019 to 12/31/2019	9.558720	9.823437	411,778.2588
Brighthouse/Templeton International Bond Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.867960	12.119715	92,003.0206
01/01/2011 to 12/31/2011	12.119715	11.864590	145,445.0597
01/01/2012 to 12/31/2012	11.864590	13.316647	28,695.2821
01/01/2013 to 12/31/2013	13.316647	13.214774	26,080.3237
01/01/2014 to 12/31/2014	13.214774	13.127056	23,880.0385
01/01/2015 to 12/31/2015	13.127056	12.356527	24,713.6029
01/01/2016 to 12/31/2016	12.356527	12.242243	23,347.8335
01/01/2017 to 12/31/2017	12.242243	12.041259	24,081.8707
01/01/2018 to 12/31/2018	12.041259	11.943925	24,608.8555
01/01/2019 to 12/31/2019	11.943925	11.867825	25,085.2486
Clarion Global Real Estate Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.176868	13.886119	177,489.4646
01/01/2011 to 12/31/2011	13.886119	12.876948	181,132.2023
01/01/2012 to 12/31/2012	12.876948	15.932812	161,485.6432
01/01/2013 to 12/31/2013	15.932812	16.203410	181,037.7744
01/01/2014 to 12/31/2014	16.203410	18.025806	153,063.5694
01/01/2015 to 12/31/2015	18.025806	17.456087	145,355.0369
01/01/2016 to 12/31/2016	17.456087	17.294568	136,770.6071
01/01/2017 to 12/31/2017	17.294568	18.812199	123,708.2546
01/01/2018 to 12/31/2018	18.812199	16.877417	117,218.1906
01/01/2019 to 12/31/2019	16.877417	20.689042	97,536.8454
Harris Oakmark International Sub-Account (Class B)
01/01/2010 to 12/31/2010	16.815186	19.227231	401,445.3646
01/01/2011 to 12/31/2011	19.227231	16.192619	442,147.2488
01/01/2012 to 12/31/2012	16.192619	20.554229	399,634.4315
01/01/2013 to 12/31/2013	20.554229	26.342855	378,099.8475
01/01/2014 to 12/31/2014	26.342855	24.374836	390,925.9100
01/01/2015 to 12/31/2015	24.374836	22.857379	381,893.6021
01/01/2016 to 12/31/2016	22.857379	24.285490	328,406.7645
01/01/2017 to 12/31/2017	24.285490	31.111778	317,985.7701
01/01/2018 to 12/31/2018	31.111778	23.228946	306,729.8257
01/01/2019 to 12/31/2019	23.228946	28.408437	283,747.9034
Invesco Balanced-Risk Allocation Sub-Account (Class B)
04/30/2012 to 12/31/2012	1.010647	1.045112	1,558,601.1772
01/01/2013 to 12/31/2013	1.045112	1.045571	3,046,217.6109
01/01/2014 to 12/31/2014	1.045571	1.084229	2,276,858.2841
01/01/2015 to 12/31/2015	1.084229	1.020107	2,637,699.4075
01/01/2016 to 12/31/2016	1.020107	1.119301	2,491,838.7421
01/01/2017 to 12/31/2017	1.119301	1.209332	2,047,306.1426
01/01/2018 to 12/31/2018	1.209332	1.111214	1,464,192.5347
01/01/2019 to 12/31/2019	1.111214	1.258156	1,366,267.9701

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Invesco Comstock Sub-Account (Class B)
01/01/2010 to 12/31/2010	8.923076	10.065751	298,191.9081
01/01/2011 to 12/31/2011	10.065751	9.739920	280,740.8644
01/01/2012 to 12/31/2012	9.739920	11.328525	263,941.2619
01/01/2013 to 12/31/2013	11.328525	15.064004	260,863.2930
01/01/2014 to 12/31/2014	15.064004	16.173046	247,196.9065
01/01/2015 to 12/31/2015	16.173046	14.936038	247,700.8377
01/01/2016 to 12/31/2016	14.936038	17.207145	197,126.7945
01/01/2017 to 12/31/2017	17.207145	19.946752	181,361.4919
01/01/2018 to 12/31/2018	19.946752	17.207852	171,855.4775
01/01/2019 to 12/31/2019	17.207852	21.118639	155,287.8063
Invesco Small Cap Growth Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.367259	15.327193	182,468.6425
01/01/2011 to 12/31/2011	15.327193	14.891553	189,771.1456
01/01/2012 to 12/31/2012	14.891553	17.290758	239,777.2712
01/01/2013 to 12/31/2013	17.290758	23.805318	183,940.6220
01/01/2014 to 12/31/2014	23.805318	25.230252	172,681.9025
01/01/2015 to 12/31/2015	25.230252	24.356456	159,526.0533
01/01/2016 to 12/31/2016	24.356456	26.657372	149,972.4169
01/01/2017 to 12/31/2017	26.657372	32.816005	148,195.3710
01/01/2018 to 12/31/2018	32.816005	29.311396	127,690.9070
01/01/2019 to 12/31/2019	29.311396	35.815519	113,558.4311
JPMorgan Core Bond Sub-Account (Class B)
04/29/2013 to 12/31/2013	11.009975	10.444963	436,636.5738
01/01/2014 to 12/31/2014	10.444963	10.781011	526,959.0934
01/01/2015 to 12/31/2015	10.781011	10.639824	543,162.4029
01/01/2016 to 12/31/2016	10.639824	10.683050	563,831.7055
01/01/2017 to 12/31/2017	10.683050	10.840479	530,422.0412
01/01/2018 to 12/31/2018	10.840479	10.648338	496,470.6862
01/01/2019 to 12/31/2019	10.648338	11.317516	460,160.7510
JPMorgan Core Bond Sub-Account (Class B) (formerly JPMorgan Core Bond Sub-Account (Class C) and before that American Funds® Bond Sub-Account (Class C))
01/01/2010 to 12/31/2010	9.831441	10.245177	402,353.7652
01/01/2011 to 12/31/2011	10.245177	10.645421	652,626.7535
01/01/2012 to 12/31/2012	10.645421	10.968482	524,064.9299
01/01/2013 to 04/26/2013	10.968482	10.939784	0.0000
JPMorgan Global Active Allocation Sub-Account (Class B)
04/30/2012 to 12/31/2012	1.012701	1.047153	887,391.9438
01/01/2013 to 12/31/2013	1.047153	1.141470	2,305,129.8404
01/01/2014 to 12/31/2014	1.141470	1.199313	2,456,694.8279
01/01/2015 to 12/31/2015	1.199313	1.188452	2,034,279.8130
01/01/2016 to 12/31/2016	1.188452	1.201136	1,700,118.7585
01/01/2017 to 12/31/2017	1.201136	1.376287	1,474,630.1771
01/01/2018 to 12/31/2018	1.376287	1.254448	1,698,891.0021
01/01/2019 to 12/31/2019	1.254448	1.440450	1,403,338.4501
JPMorgan Global Active Allocation Sub-Account (Class B) (formerly Allianz Global Investors Dynamic Multi-Asset Plus Sub-Account (Class B))
04/28/2014 to 12/31/2014	0.996796	1.037539	4,075.6868
01/01/2015 to 12/31/2015	1.037539	1.009006	44,960.1686
01/01/2016 to 12/31/2016	1.009006	1.010776	44,161.3525
01/01/2017 to 12/31/2017	1.010776	1.146561	113,069.0529
01/01/2018 to 04/30/2018	1.146561	1.116675	0.0000

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Loomis Sayles Global Allocation Sub-Account (Class B) (formerly Loomis Sayles Global Markets Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.682263	12.801388	175,117.0142
01/01/2011 to 12/31/2011	12.801388	12.387038	206,666.9600
01/01/2012 to 12/31/2012	12.387038	14.224693	376,630.2471
01/01/2013 to 12/31/2013	14.224693	16.363954	186,678.5878
01/01/2014 to 12/31/2014	16.363954	16.629275	189,561.7312
01/01/2015 to 12/31/2015	16.629275	16.533129	175,359.2143
01/01/2016 to 12/31/2016	16.533129	17.013925	160,464.7213
01/01/2017 to 12/31/2017	17.013925	20.549735	150,706.5122
01/01/2018 to 12/31/2018	20.549735	19.093768	145,240.8119
01/01/2019 to 12/31/2019	19.093768	23.915033	123,847.1096
Loomis Sayles Growth Sub-Account (Class B) (formerly ClearBridge Aggressive Growth Sub-Account (Class B))
01/01/2010 to 12/31/2010	5.975843	7.265437	256,011.6899
01/01/2011 to 12/31/2011	7.265437	7.367833	419,830.6483
01/01/2012 to 12/31/2012	7.367833	8.574900	619,914.2660
01/01/2013 to 12/31/2013	8.574900	12.262580	812,234.8337
01/01/2014 to 12/31/2014	12.262580	14.319275	837,829.7975
01/01/2015 to 12/31/2015	14.319275	13.496115	863,619.3758
01/01/2016 to 12/31/2016	13.496115	13.610663	790,988.3806
01/01/2017 to 12/31/2017	13.610663	15.829482	685,054.2979
01/01/2018 to 12/31/2018	15.829482	14.448255	619,596.0814
01/01/2019 to 12/31/2019	14.448255	17.535100	564,550.0049
Loomis Sayles Growth Sub-Account (Class B) (formerly ClearBridge Aggressive Growth Sub-Account (Class B) and before that ClearBridge Aggressive Growth Sub-Account II (Class B))
05/03/2010 to 12/31/2010	135.103915	138.571745	2,164.5092
01/01/2011 to 12/31/2011	138.571745	125.835311	3,461.0995
01/01/2012 to 12/31/2012	125.835311	151.404221	3,924.9175
01/01/2013 to 12/31/2013	151.404221	191.509486	5,945.6992
01/01/2014 to 04/25/2014	191.509486	199.169061	0.0000
Loomis Sayles Growth Sub-Account (Class B) (formerly ClearBridge Aggressive Growth Sub-Account (Class B) and before that Legg Mason Value Equity Sub-Account (Class B))
01/01/2010 to 12/31/2010	6.203956	6.540272	163,124.0540
01/01/2011 to 04/29/2011	6.540272	6.945274	0.0000
MetLife Multi-Index Targeted Risk Sub-Account (Class B)
04/29/2013 to 12/31/2013	1.077631	1.123774	238,876.5308
01/01/2014 to 12/31/2014	1.123774	1.205943	711,779.1016
01/01/2015 to 12/31/2015	1.205943	1.170076	3,657,259.4289
01/01/2016 to 12/31/2016	1.170076	1.199325	3,584,533.5351
01/01/2017 to 12/31/2017	1.199325	1.361091	3,565,397.8666
01/01/2018 to 12/31/2018	1.361091	1.240632	2,859,141.1860
01/01/2019 to 12/31/2019	1.240632	1.483050	2,637,593.1336
MFS ® Research International Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.779445	13.990078	453,991.3972
01/01/2011 to 12/31/2011	13.990078	12.274831	428,090.7762
01/01/2012 to 12/31/2012	12.274831	14.075937	405,570.9609
01/01/2013 to 12/31/2013	14.075937	16.489817	376,076.8250
01/01/2014 to 12/31/2014	16.489817	15.070088	355,653.0556
01/01/2015 to 12/31/2015	15.070088	14.538673	355,192.3200
01/01/2016 to 12/31/2016	14.538673	14.154316	328,932.1341
01/01/2017 to 12/31/2017	14.154316	17.816812	300,161.3427
01/01/2018 to 12/31/2018	17.816812	15.048218	259,748.3572
01/01/2019 to 12/31/2019	15.048218	18.964604	236,919.8194

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
PanAgora Global Diversified Risk Sub-Account (Class B)
04/28/2014 to 12/31/2014	0.999754	1.032732	0.0000
01/01/2015 to 12/31/2015	1.032732	0.958753	0.0000
01/01/2016 to 12/31/2016	0.958753	1.046394	21,279.8631
01/01/2017 to 12/31/2017	1.046394	1.157256	31,697.2782
01/01/2018 to 12/31/2018	1.157256	1.050215	1,395.0685
01/01/2019 to 12/31/2019	1.050215	1.258348	0.0000
PIMCO Inflation Protected Bond Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.622618	13.359664	936,902.8772
01/01/2011 to 12/31/2011	13.359664	14.583906	1,207,165.0781
01/01/2012 to 12/31/2012	14.583906	15.630297	1,158,101.6028
01/01/2013 to 12/31/2013	15.630297	13.927562	892,053.9913
01/01/2014 to 12/31/2014	13.927562	14.074860	827,015.6552
01/01/2015 to 12/31/2015	14.074860	13.393833	792,507.5801
01/01/2016 to 12/31/2016	13.393833	13.810534	692,407.7333
01/01/2017 to 12/31/2017	13.810534	14.035225	716,747.6108
01/01/2018 to 12/31/2018	14.035225	13.451422	637,164.2425
01/01/2019 to 12/31/2019	13.451422	14.304120	587,914.6586
PIMCO Total Return Sub-Account (Class B)
01/01/2010 to 12/31/2010	14.826672	15.752043	2,150,139.4637
01/01/2011 to 12/31/2011	15.752043	15.962182	2,403,413.8139
01/01/2012 to 12/31/2012	15.962182	17.129299	2,045,012.6922
01/01/2013 to 12/31/2013	17.129299	16.501480	1,976,212.7535
01/01/2014 to 12/31/2014	16.501480	16.886492	1,764,128.5662
01/01/2015 to 12/31/2015	16.886492	16.586082	1,644,337.7316
01/01/2016 to 12/31/2016	16.586082	16.715339	1,524,799.1777
01/01/2017 to 12/31/2017	16.715339	17.156877	1,551,331.4019
01/01/2018 to 12/31/2018	17.156877	16.810424	1,413,687.1911
01/01/2019 to 12/31/2019	16.810424	17.907644	1,330,744.3257
Schroders Global Multi-Asset Sub-Account (Class B) (formerly Schroders Global Multi-Asset Portfolio II Sub-Account (Class B) and before that Pyramis® Managed Risk Sub-Account (Class B))
04/29/2013 to 12/31/2013	10.214980	10.723087	68,276.6162
01/01/2014 to 12/31/2014	10.723087	11.441855	145,048.1309
01/01/2015 to 12/31/2015	11.441855	11.097109	140,253.9685
01/01/2016 to 12/31/2016	11.097109	11.396794	109,458.8408
01/01/2017 to 12/31/2017	11.396794	13.037902	189,614.1199
01/01/2018 to 04/30/2018	13.037902	12.453412	0.0000
Schroders Global Multi-Asset Sub-Account (Class B)
04/30/2012 to 12/31/2012	1.010679	1.065216	561,728.9895
01/01/2013 to 12/31/2013	1.065216	1.151996	938,508.5424
01/01/2014 to 12/31/2014	1.151996	1.219011	1,234,228.9109
01/01/2015 to 12/31/2015	1.219011	1.186739	1,614,286.4575
01/01/2016 to 12/31/2016	1.186739	1.231461	1,626,656.7604
01/01/2017 to 12/31/2017	1.231461	1.382471	1,421,414.6075
01/01/2018 to 12/31/2018	1.382471	1.229726	2,837,195.7436
01/01/2019 to 12/31/2019	1.229726	1.467373	2,691,455.4882

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
SSGA Growth and Income ETF Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.377335	11.439728	635,726.4534
01/01/2011 to 12/31/2011	11.439728	11.355300	873,238.9989
01/01/2012 to 12/31/2012	11.355300	12.584198	899,368.5774
01/01/2013 to 12/31/2013	12.584198	13.958021	807,604.3511
01/01/2014 to 12/31/2014	13.958021	14.505773	746,280.6149
01/01/2015 to 12/31/2015	14.505773	13.967291	895,125.6656
01/01/2016 to 12/31/2016	13.967291	14.511610	853,306.3955
01/01/2017 to 12/31/2017	14.511610	16.514029	861,484.2726
01/01/2018 to 12/31/2018	16.514029	15.160427	782,883.3609
01/01/2019 to 12/31/2019	15.160427	17.809813	707,976.9549
SSGA Growth ETF Sub-Account (Class B)
01/01/2010 to 12/31/2010	9.834791	11.026635	231,731.0340
01/01/2011 to 12/31/2011	11.026635	10.599738	326,261.8709
01/01/2012 to 12/31/2012	10.599738	11.974538	355,481.6773
01/01/2013 to 12/31/2013	11.974538	13.886441	358,812.0028
01/01/2014 to 12/31/2014	13.886441	14.372340	338,745.8405
01/01/2015 to 12/31/2015	14.372340	13.789705	298,910.3004
01/01/2016 to 12/31/2016	13.789705	14.475466	282,437.7459
01/01/2017 to 12/31/2017	14.475466	17.009871	270,884.5279
01/01/2018 to 12/31/2018	17.009871	15.243552	256,573.6957
01/01/2019 to 12/31/2019	15.243552	18.331786	247,686.1194
T. Rowe Price Large Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	41.017004	47.141906	151,570.3908
01/01/2011 to 12/31/2011	47.141906	44.445719	151,053.3456
01/01/2012 to 12/31/2012	44.445719	51.496264	137,268.0459
01/01/2013 to 12/31/2013	51.496264	67.660932	131,908.9215
01/01/2014 to 12/31/2014	67.660932	75.279414	113,705.6572
01/01/2015 to 12/31/2015	75.279414	71.285095	110,790.2150
01/01/2016 to 12/31/2016	71.285095	81.176371	103,432.2283
01/01/2017 to 12/31/2017	81.176371	93.245806	101,813.6118
01/01/2018 to 12/31/2018	93.245806	83.186163	96,927.6349
01/01/2019 to 12/31/2019	83.186163	103.366956	87,580.8767
T. Rowe Price Mid Cap Growth Sub-Account (Class B)
01/01/2010 to 12/31/2010	8.036369	10.078183	532,729.0912
01/01/2011 to 12/31/2011	10.078183	9.735655	549,081.3573
01/01/2012 to 12/31/2012	9.735655	10.869334	810,517.3895
01/01/2013 to 12/31/2013	10.869334	14.580492	727,240.1369
01/01/2014 to 12/31/2014	14.580492	16.149772	678,737.2611
01/01/2015 to 12/31/2015	16.149772	16.920211	606,825.7572
01/01/2016 to 12/31/2016	16.920211	17.651325	554,399.3953
01/01/2017 to 12/31/2017	17.651325	21.627224	501,900.2124
01/01/2018 to 12/31/2018	21.627224	20.773818	440,155.1194
01/01/2019 to 12/31/2019	20.773818	26.742170	399,007.0951

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Victory Sycamore Mid Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	20.170985	24.868818	80,089.6337
01/01/2011 to 12/31/2011	24.868818	23.522724	88,744.5715
01/01/2012 to 12/31/2012	23.522724	26.496199	78,704.6115
01/01/2013 to 12/31/2013	26.496199	33.910186	64,121.9292
01/01/2014 to 12/31/2014	33.910186	36.516974	62,438.3972
01/01/2015 to 12/31/2015	36.516974	32.644245	61,112.4907
01/01/2016 to 12/31/2016	32.644245	37.032845	58,510.7615
01/01/2017 to 12/31/2017	37.032845	39.820499	53,686.7961
01/01/2018 to 12/31/2018	39.820499	35.137970	47,657.0058
01/01/2019 to 12/31/2019	35.137970	44.514283	45,478.9533
Wells Capital Management Mid Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.386674	15.113932	174,699.9031
01/01/2011 to 12/31/2011	15.113932	13.910583	190,749.5557
01/01/2012 to 12/31/2012	13.910583	16.136315	184,279.8003
01/01/2013 to 12/31/2013	16.136315	21.023179	197,420.4713
01/01/2014 to 12/31/2014	21.023179	23.379678	184,154.8335
01/01/2015 to 12/31/2015	23.379678	20.868641	177,664.3727
01/01/2016 to 12/31/2016	20.868641	23.198484	153,941.7477
01/01/2017 to 12/31/2017	23.198484	25.244402	141,143.2458
01/01/2018 to 12/31/2018	25.244402	21.496438	131,458.5037
01/01/2019 to 12/31/2019	21.496438	28.614894	113,028.4021
Western Asset Management Government Income Sub-Account (Class B) (formerly Fidelity Institutional Asset Management® Government Income Sub-Account (Class B))
04/30/2012 to 12/31/2012	10.729226	10.865912	543,315.5563
01/01/2013 to 12/31/2013	10.865912	10.189740	421,108.7642
01/01/2014 to 12/31/2014	10.189740	10.764236	312,403.5294
01/01/2015 to 12/31/2015	10.764236	10.617679	327,330.1225
01/01/2016 to 12/31/2016	10.617679	10.565643	335,245.3430
01/01/2017 to 12/31/2017	10.565643	10.647479	294,917.0090
01/01/2018 to 12/31/2018	10.647479	10.449715	288,824.2620
01/01/2019 to 12/31/2019	10.449715	11.032398	265,690.3887
Brighthouse Funds Trust II
Baillie Gifford International Stock Sub-Account (Class B)
04/29/2013 to 12/31/2013	13.591377	14.875007	209,432.9522
01/01/2014 to 12/31/2014	14.875007	14.121177	199,720.4201
01/01/2015 to 12/31/2015	14.121177	13.568265	194,879.7020
01/01/2016 to 12/31/2016	13.568265	13.999304	191,218.0971
01/01/2017 to 12/31/2017	13.999304	18.547795	152,203.8292
01/01/2018 to 12/31/2018	18.547795	15.083529	159,970.4926
01/01/2019 to 12/31/2019	15.083529	19.615332	141,891.6341
Baillie Gifford International Stock Sub-Account (Class B) (formerly American Funds® International Sub-Account (Class C))
01/01/2010 to 12/31/2010	8.454436	8.876070	307,807.4315
01/01/2011 to 12/31/2011	8.876070	7.472605	386,252.3170
01/01/2012 to 12/31/2012	7.472605	8.618659	353,598.1835
01/01/2013 to 04/26/2013	8.618659	8.927398	0.0000

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
BlackRock Ultra-Short Term Bond Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.358072	10.173286	845,908.4198
01/01/2011 to 12/31/2011	10.173286	9.992289	1,269,776.3444
01/01/2012 to 12/31/2012	9.992289	9.813061	801,494.1367
01/01/2013 to 12/31/2013	9.813061	9.637997	769,596.1508
01/01/2014 to 12/31/2014	9.637997	9.466058	699,057.8839
01/01/2015 to 12/31/2015	9.466058	9.297185	493,720.2646
01/01/2016 to 12/31/2016	9.297185	9.141565	739,051.8475
01/01/2017 to 12/31/2017	9.141565	9.035909	646,230.4400
01/01/2018 to 12/31/2018	9.035909	9.011288	778,067.4707
01/01/2019 to 12/31/2019	9.011288	9.016758	703,034.8138
Brighthouse Asset Allocation 20 Sub-Account (Class B)
04/28/2014 to 12/31/2014	13.453089	13.682515	221,477.6474
01/01/2015 to 12/31/2015	13.682515	13.359733	112,542.2088
01/01/2016 to 12/31/2016	13.359733	13.715825	144,749.1078
01/01/2017 to 12/31/2017	13.715825	14.405732	87,478.1758
01/01/2018 to 12/31/2018	14.405732	13.777940	98,915.7758
01/01/2019 to 12/31/2019	13.777940	15.120346	60,250.4439
Brighthouse Asset Allocation 40 Sub-Account (Class B) (formerly Met Investors Series Trust - MetLife Defensive Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.826616	11.792861	2,318,169.2964
01/01/2011 to 12/31/2011	11.792861	11.788574	3,510,889.3265
01/01/2012 to 12/31/2012	11.788574	12.840462	3,529,916.2348
01/01/2013 to 12/31/2013	12.840462	13.756466	2,668,087.1699
01/01/2014 to 04/25/2014	13.756466	13.852173	0.0000
Brighthouse Asset Allocation 40 Sub-Account (Class B) (formerly Met Investors Series Trust - MetLife Moderate Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.739578	11.855988	4,458,769.7193
01/01/2011 to 12/31/2011	11.855988	11.631326	4,725,900.4726
01/01/2012 to 12/31/2012	11.631326	12.838561	4,570,484.6304
01/01/2013 to 12/31/2013	12.838561	14.403353	4,424,752.5194
01/01/2014 to 04/25/2014	14.403353	14.448906	0.0000
Brighthouse Asset Allocation 40 Sub-Account (Class B)
04/28/2014 to 12/31/2014	14.036313	14.390080	6,157,991.7590
01/01/2015 to 12/31/2015	14.390080	13.981661	5,143,383.4709
01/01/2016 to 12/31/2016	13.981661	14.568240	4,756,208.3968
01/01/2017 to 12/31/2017	14.568240	15.831892	3,966,386.7331
01/01/2018 to 12/31/2018	15.831892	14.863638	3,512,006.8071
01/01/2019 to 12/31/2019	14.863638	16.875273	3,195,165.9331
Brighthouse Asset Allocation 60 Sub-Account (Class B) (formerly Met Investors Series Trust - MetLife Balanced Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.433553	11.639689	8,665,658.3738
01/01/2011 to 12/31/2011	11.639689	11.237801	8,951,697.6038
01/01/2012 to 12/31/2012	11.237801	12.573811	8,575,041.2148
01/01/2013 to 12/31/2013	12.573811	14.747678	7,989,347.3742
01/01/2014 to 04/25/2014	14.747678	14.749798	0.0000

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse Asset Allocation 60 Sub-Account (Class B)
04/28/2014 to 12/31/2014	14.434587	14.910526	7,993,799.5486
01/01/2015 to 12/31/2015	14.910526	14.458852	7,116,766.6308
01/01/2016 to 12/31/2016	14.458852	15.209943	6,454,168.5542
01/01/2017 to 12/31/2017	15.209943	17.140160	5,867,506.7686
01/01/2018 to 12/31/2018	17.140160	15.801741	5,256,510.9606
01/01/2019 to 12/31/2019	15.801741	18.534365	4,926,257.7364
Brighthouse Asset Allocation 80 Sub-Account (Class B) (formerly Met Investors Series Trust - MetLife Growth Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.162676	11.527582	6,736,088.0935
01/01/2011 to 12/31/2011	11.527582	10.883780	6,560,061.0536
01/01/2012 to 12/31/2012	10.883780	12.368927	6,311,366.4411
01/01/2013 to 12/31/2013	12.368927	15.296509	6,577,951.3336
01/01/2014 to 04/25/2014	15.296509	15.215505	0.0000
Brighthouse Asset Allocation 80 Sub-Account (Class B) (formerly MetLife Growth Strategy Sub-Account (Class B) and before that Met/Franklin Templeton Founding Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	8.856104	9.571990	774,451.6612
01/01/2011 to 12/31/2011	9.571990	9.236064	750,767.8937
01/01/2012 to 12/31/2012	9.236064	10.532994	681,382.8758
01/01/2013 to 04/26/2013	10.532994	11.324926	0.0000
Brighthouse Asset Allocation 80 Sub-Account (Class B)
04/28/2014 to 12/31/2014	14.408551	14.969507	6,208,735.5670
01/01/2015 to 12/31/2015	14.969507	14.453064	6,075,120.9867
01/01/2016 to 12/31/2016	14.453064	15.350843	5,523,764.5600
01/01/2017 to 12/31/2017	15.350843	17.966920	4,994,745.1747
01/01/2018 to 12/31/2018	17.966920	16.213236	4,549,991.8670
01/01/2019 to 12/31/2019	16.213236	19.702479	4,011,907.0351
Brighthouse/Artisan Mid Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	11.834451	13.339080	160,625.2920
01/01/2011 to 12/31/2011	13.339080	13.951958	157,147.4425
01/01/2012 to 12/31/2012	13.951958	15.288669	150,945.7771
01/01/2013 to 12/31/2013	15.288669	20.498259	145,939.0561
01/01/2014 to 12/31/2014	20.498259	20.469564	132,059.3174
01/01/2015 to 12/31/2015	20.469564	18.161276	125,547.1430
01/01/2016 to 12/31/2016	18.161276	21.877849	117,440.8023
01/01/2017 to 12/31/2017	21.877849	24.183224	103,095.3941
01/01/2018 to 12/31/2018	24.183224	20.562748	97,022.3006
01/01/2019 to 12/31/2019	20.562748	24.929656	94,701.5573
Brighthouse/Dimensional International Small Company Sub-Account (Class B)
01/01/2010 to 12/31/2010	14.197922	17.094897	17,750.1695
01/01/2011 to 12/31/2011	17.094897	14.061559	24,896.1732
01/01/2012 to 12/31/2012	14.061559	16.281954	19,021.0035
01/01/2013 to 12/31/2013	16.281954	20.405601	23,893.2320
01/01/2014 to 12/31/2014	20.405601	18.699838	26,126.0389
01/01/2015 to 12/31/2015	18.699838	19.423236	30,145.8548
01/01/2016 to 12/31/2016	19.423236	20.188248	24,071.7557
01/01/2017 to 12/31/2017	20.188248	25.866578	23,745.9863
01/01/2018 to 12/31/2018	25.866578	20.179051	27,026.2813
01/01/2019 to 12/31/2019	20.179051	24.384360	23,862.6741

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse/Wellington Core Equity Opportunities (Class B)
05/02/2016 to 12/31/2016	21.749126	22.078608	46,939.0664
01/01/2017 to 12/31/2017	22.078608	25.764862	48,450.7489
01/01/2018 to 12/31/2018	25.764862	25.213359	38,458.3021
01/01/2019 to 12/31/2019	25.213359	32.352260	38,916.1185
Brighthouse/Wellington Core Equity Opportunities (Class B) (formerly Met Investors Series Trust - Pioneer Fund Sub-Account (Class B))
01/01/2010 to 12/31/2010	15.412194	17.548973	8,976.2256
01/01/2011 to 12/31/2011	17.548973	16.396759	21,995.7415
01/01/2012 to 12/31/2012	16.396759	17.773798	26,838.9301
01/01/2013 to 12/31/2013	17.773798	23.167563	24,918.3094
01/01/2014 to 12/31/2014	23.167563	25.241683	25,462.4229
01/01/2015 to 12/31/2015	25.241683	24.729244	21,497.0540
01/01/2016 to 04/29/2016	24.729244	24.850964	0.0000
Brighthouse/Wellington Core Equity Opportunities (Class E)
01/01/2010 to 12/31/2010	11.263222	12.369630	988,566.2802
01/01/2011 to 12/31/2011	12.369630	11.641659	1,011,730.6986
01/01/2012 to 12/31/2012	11.641659	12.885091	950,277.5952
01/01/2013 to 12/31/2013	12.885091	16.898436	862,396.1688
01/01/2014 to 12/31/2014	16.898436	18.330797	784,039.2342
01/01/2015 to 12/31/2015	18.330797	18.411859	721,017.1527
01/01/2016 to 12/31/2016	18.411859	19.376793	632,881.3683
01/01/2017 to 12/31/2017	19.376793	22.632977	571,172.7650
01/01/2018 to 12/31/2018	22.632977	22.171576	489,413.9902
01/01/2019 to 12/31/2019	22.171576	28.476903	400,359.4094
Frontier Mid Cap Growth Sub-Account (Class B)
04/29/2013 to 12/31/2013	14.489942	17.226997	104,959.7195
01/01/2014 to 12/31/2014	17.226997	18.759852	100,082.6764
01/01/2015 to 12/31/2015	18.759852	18.905012	89,294.7471
01/01/2016 to 12/31/2016	18.905012	19.525432	75,843.8349
01/01/2017 to 12/31/2017	19.525432	23.960265	64,046.0939
01/01/2018 to 12/31/2018	23.960265	22.141839	59,358.5226
01/01/2019 to 12/31/2019	22.141839	28.888222	53,742.4121
Frontier Mid Cap Growth Sub-Account (Class B) (formerly Turner Mid Cap Growth Sub-Account (Class B))
01/01/2010 to 12/31/2010	11.303161	14.117238	111,519.0447
01/01/2011 to 12/31/2011	14.117238	12.830735	120,368.8955
01/01/2012 to 12/31/2012	12.830735	13.359163	114,886.1979
01/01/2013 to 04/26/2013	13.359163	14.396828	0.0000
Jennison Growth Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.879438	11.894387	461,580.1896
01/01/2011 to 12/31/2011	11.894387	11.708536	430,002.4357
01/01/2012 to 12/31/2012	11.708536	13.287480	492,148.5559
01/01/2013 to 12/31/2013	13.287480	17.844249	484,571.1445
01/01/2014 to 12/31/2014	17.844249	19.058273	433,207.8481
01/01/2015 to 12/31/2015	19.058273	20.691121	380,968.6759
01/01/2016 to 12/31/2016	20.691121	20.295634	365,295.8564
01/01/2017 to 12/31/2017	20.295634	27.308289	323,202.0921
01/01/2018 to 12/31/2018	27.308289	26.848924	259,222.3838
01/01/2019 to 12/31/2019	26.848924	34.938974	225,069.4844

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Jennison Growth Sub-Account (Class B) (formerly Jennison Large Cap Equity Sub-Account (Class B) and before that Rainier Large Cap Equity Sub-Account (Class B))
01/01/2010 to 12/31/2010	6.902598	7.822517	91,980.0776
01/01/2011 to 12/31/2011	7.822517	7.388228	92,351.3319
01/01/2012 to 12/31/2012	7.388228	8.175281	90,207.3137
01/01/2013 to 04/26/2013	8.175281	8.774528	0.0000
Jennison Growth Sub-Account (Class B) (formerly Oppenheimer Capital Appreciation Sub-Account (Class B))
01/01/2010 to 12/31/2010	7.525685	8.086054	201,308.1991
01/01/2011 to 12/31/2011	8.086054	7.832451	183,067.1810
01/01/2012 to 04/27/2012	7.832451	8.800013	0.0000
MetLife Aggregate Bond Index Sub-Account (Class G)
01/01/2010 to 12/31/2010	14.272032	14.809536	85,347.7523
01/01/2011 to 12/31/2011	14.809536	15.586135	172,783.1673
01/01/2012 to 12/31/2012	15.586135	15.855089	139,099.8399
01/01/2013 to 12/31/2013	15.855089	15.171972	74,893.2498
01/01/2014 to 12/31/2014	15.171972	15.714905	104,832.5930
01/01/2015 to 12/31/2015	15.714905	15.425862	87,396.1547
01/01/2016 to 12/31/2016	15.425862	15.466796	111,518.9431
01/01/2017 to 12/31/2017	15.466796	15.637896	110,110.0224
01/01/2018 to 12/31/2018	15.637896	15.281988	102,753.2234
01/01/2019 to 12/31/2019	15.281988	16.261603	95,322.6184
MetLife Mid Cap Stock Index Sub-Account (Class G)
01/01/2010 to 12/31/2010	13.296994	16.444869	28,684.3779
01/01/2011 to 12/31/2011	16.444869	15.790359	38,888.9993
01/01/2012 to 12/31/2012	15.790359	18.184822	37,567.8496
01/01/2013 to 12/31/2013	18.184822	23.710385	39,509.1911
01/01/2014 to 12/31/2014	23.710385	25.432717	41,717.3134
01/01/2015 to 12/31/2015	25.432717	24.310190	50,689.4417
01/01/2016 to 12/31/2016	24.310190	28.671634	43,742.3770
01/01/2017 to 12/31/2017	28.671634	32.555673	49,032.0208
01/01/2018 to 12/31/2018	32.555673	28.274176	47,132.1579
01/01/2019 to 12/31/2019	28.274176	34.862102	42,152.1613
MetLife MSCI EAFE® Index Sub-Account (Class G)
01/01/2010 to 12/31/2010	11.373048	12.037580	45,480.3547
01/01/2011 to 12/31/2011	12.037580	10.327221	51,740.3456
01/01/2012 to 12/31/2012	10.327221	11.961547	51,412.3752
01/01/2013 to 12/31/2013	11.961547	14.266681	48,708.3471
01/01/2014 to 12/31/2014	14.266681	13.125095	60,079.1378
01/01/2015 to 12/31/2015	13.125095	12.721950	54,498.6340
01/01/2016 to 12/31/2016	12.721950	12.616036	58,955.5923
01/01/2017 to 12/31/2017	12.616036	15.433067	78,130.5483
01/01/2018 to 12/31/2018	15.433067	13.015614	80,712.4383
01/01/2019 to 12/31/2019	13.015614	15.541783	76,558.4500

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
MetLife Russell 2000® Index Sub-Account (Class G)
01/01/2010 to 12/31/2010	13.465685	16.736517	29,015.0172
01/01/2011 to 12/31/2011	16.736517	15.727087	35,946.3647
01/01/2012 to 12/31/2012	15.727087	17.907911	42,277.3969
01/01/2013 to 12/31/2013	17.907911	24.293548	45,200.4306
01/01/2014 to 12/31/2014	24.293548	24.988752	55,062.5462
01/01/2015 to 12/31/2015	24.988752	23.429556	54,385.1766
01/01/2016 to 12/31/2016	23.429556	27.826941	43,258.3917
01/01/2017 to 12/31/2017	27.826941	31.240082	42,028.5167
01/01/2018 to 12/31/2018	31.240082	27.241574	40,406.6098
01/01/2019 to 12/31/2019	27.241574	33.498718	40,927.8803
MetLife Stock Index Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.234088	11.510447	370,136.6356
01/01/2011 to 12/31/2011	11.510447	11.492700	364,952.2498
01/01/2012 to 12/31/2012	11.492700	13.030657	303,641.9255
01/01/2013 to 12/31/2013	13.030657	16.858533	371,734.3409
01/01/2014 to 12/31/2014	16.858533	18.730418	360,852.0887
01/01/2015 to 12/31/2015	18.730418	18.568010	264,816.7071
01/01/2016 to 12/31/2016	18.568010	20.316679	278,030.1178
01/01/2017 to 12/31/2017	20.316679	24.197045	282,900.1224
01/01/2018 to 12/31/2018	24.197045	22.619497	243,078.2074
01/01/2019 to 12/31/2019	22.619497	29.064543	216,673.5801
MFS ® Value Sub-Account (Class B)
04/29/2013 to 12/31/2013	17.811965	20.756199	129,233.7603
01/01/2014 to 12/31/2014	20.756199	22.539090	166,692.4695
01/01/2015 to 12/31/2015	22.539090	22.056313	168,045.1130
01/01/2016 to 12/31/2016	22.056313	24.716370	162,446.7805
01/01/2017 to 12/31/2017	24.716370	28.545114	150,571.7939
01/01/2018 to 12/31/2018	28.545114	25.162022	144,838.5054
01/01/2019 to 12/31/2019	25.162022	32.088995	124,251.3597
MFS ® Value Sub-Account (Class B) (formerly Met/Franklin Mutual Shares Sub-Account (Class B))
01/01/2010 to 12/31/2010	8.073191	8.803303	228,063.3366
01/01/2011 to 12/31/2011	8.803303	8.599289	259,249.7696
01/01/2012 to 12/31/2012	8.599289	9.620356	224,585.0002
01/01/2013 to 04/26/2013	9.620356	10.524851	0.0000
Neuberger Berman Genesis Sub-Account (Class B)
04/29/2013 to 12/31/2013	19.068260	23.747926	119,505.2549
01/01/2014 to 12/31/2014	23.747926	23.254168	109,502.6963
01/01/2015 to 12/31/2015	23.254168	22.926111	94,216.8883
01/01/2016 to 12/31/2016	22.926111	26.659045	84,634.7442
01/01/2017 to 12/31/2017	26.659045	30.240358	75,566.9975
01/01/2018 to 12/31/2018	30.240358	27.623231	66,557.3984
01/01/2019 to 12/31/2019	27.623231	35.108600	61,956.4099
Neuberger Berman Genesis Sub-Account (Class B) (formerly MLA Mid Cap Sub-Account (Class B))
01/01/2010 to 12/31/2010	12.450655	15.024065	181,642.0882
01/01/2011 to 12/31/2011	15.024065	13.977994	178,436.4345
01/01/2012 to 12/31/2012	13.977994	14.452926	167,787.7448
01/01/2013 to 04/26/2013	14.452926	15.651038	0.0000

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
T. Rowe Price Large Cap Growth Sub-Account (Class B)
04/29/2013 to 12/31/2013	16.444247	20.707934	166,484.6595
01/01/2014 to 12/31/2014	20.707934	22.133589	176,174.0102
01/01/2015 to 12/31/2015	22.133589	24.024065	207,625.1577
01/01/2016 to 12/31/2016	24.024065	23.956932	194,069.6210
01/01/2017 to 12/31/2017	23.956932	31.408174	180,375.0546
01/01/2018 to 12/31/2018	31.408174	30.488738	175,708.8452
01/01/2019 to 12/31/2019	30.488738	39.105028	168,316.5255
T. Rowe Price Large Cap Growth Sub-Account (Class B) (formerly RCM Technology Sub-Account (Class B))
01/01/2010 to 12/31/2010	5.306594	6.655218	362,848.6249
01/01/2011 to 12/31/2011	6.655218	5.889901	421,512.8825
01/01/2012 to 12/31/2012	5.889901	6.485249	413,789.1663
01/01/2013 to 04/26/2013	6.485249	6.773144	0.0000
VanEck Global Natural Resources Sub-Account (Class B)
01/01/2010 to 12/31/2010	14.718034	18.651343	169,126.0623
01/01/2011 to 12/31/2011	18.651343	15.264514	100,967.4669
01/01/2012 to 12/31/2012	15.264514	15.377272	110,787.5642
01/01/2013 to 12/31/2013	15.377272	16.727253	68,924.5753
01/01/2014 to 12/31/2014	16.727253	13.336181	74,110.8328
01/01/2015 to 12/31/2015	13.336181	8.807343	92,814.3262
01/01/2016 to 12/31/2016	8.807343	12.433905	79,949.3711
01/01/2017 to 12/31/2017	12.433905	12.122223	89,389.3962
01/01/2018 to 12/31/2018	12.122223	8.469812	92,775.4730
01/01/2019 to 12/31/2019	8.469812	9.346090	105,218.8317
Western Asset Management Strategic Bond Opportunities Sub-Account (Class B)
05/02/2016 to 12/31/2016	27.518509	28.467128	174,530.6987
01/01/2017 to 12/31/2017	28.467128	30.178689	150,084.4596
01/01/2018 to 12/31/2018	30.178689	28.444730	131,540.0397
01/01/2019 to 12/31/2019	28.444730	31.914025	117,406.2674
Western Asset Management Strategic Bond Opportunities Sub-Account (Class B) (formerly Met Investors Series Trust - Lord Abbett Bond Debenture Sub-Account (Class B))
01/01/2010 to 12/31/2010	20.317210	22.542192	228,658.2640
01/01/2011 to 12/31/2011	22.542192	23.128254	219,893.8399
01/01/2012 to 12/31/2012	23.128254	25.654361	214,780.1153
01/01/2013 to 12/31/2013	25.654361	27.207186	201,400.9415
01/01/2014 to 12/31/2014	27.207186	28.012247	182,924.3744
01/01/2015 to 12/31/2015	28.012247	26.914264	172,861.8385
01/01/2016 to 04/29/2016	26.914264	27.695839	0.0000
Western Asset Management Strategic Bond Opportunities Sub-Account (Class E)
05/02/2016 to 12/31/2016	28.080394	29.073825	25,841.5303
01/01/2017 to 12/31/2017	29.073825	30.836944	20,816.4316
01/01/2018 to 12/31/2018	30.836944	29.098007	19,848.8707
01/01/2019 to 12/31/2019	29.098007	32.664980	14,528.9626
Western Asset Management Strategic Bond Opportunities Sub-Account (Class E) (formerly Met Investors Series Trust - Pioneer Strategic Income Sub-Account (Class E))
05/03/2010 to 12/31/2010	11.733980	12.292535	300,739.3689
01/01/2011 to 12/31/2011	12.292535	12.491238	73,904.8937
01/01/2012 to 12/31/2012	12.491238	13.672498	61,376.5128
01/01/2013 to 12/31/2013	13.672498	13.618052	64,019.2717
01/01/2014 to 12/31/2014	13.618052	13.969333	77,835.6827
01/01/2015 to 12/31/2015	13.969333	13.520174	62,667.7243
01/01/2016 to 04/29/2016	13.520174	13.837231	0.0000

APPENDIX A
Condensed Financial Information (continued)
1.80% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Western Asset Management U.S. Government Sub-Account (Class B)
01/01/2010 to 12/31/2010	15.720806	16.288453	209,021.9079
01/01/2011 to 12/31/2011	16.288453	16.841092	268,944.0108
01/01/2012 to 12/31/2012	16.841092	17.043155	254,635.0206
01/01/2013 to 12/31/2013	17.043155	16.587579	200,804.5790
01/01/2014 to 12/31/2014	16.587579	16.707126	195,468.5770
01/01/2015 to 12/31/2015	16.707126	16.459462	181,040.5173
01/01/2016 to 12/31/2016	16.459462	16.330939	181,832.4746
01/01/2017 to 12/31/2017	16.330939	16.309229	178,384.3189
01/01/2018 to 12/31/2018	16.309229	16.128436	202,829.6513
01/01/2019 to 12/31/2019	16.128436	16.756325	177,519.6861

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse Funds Trust I
AB Global Dynamic Allocation Sub-Account (Class B)
04/30/2012 to 12/31/2012	10.198697	10.532766	1,845,581.3520
01/01/2013 to 12/31/2013	10.532766	11.520955	1,922,115.2669
01/01/2014 to 12/31/2014	11.520955	12.171233	1,813,569.0144
01/01/2015 to 12/31/2015	12.171233	12.047422	1,658,247.6091
01/01/2016 to 12/31/2016	12.047422	12.282548	1,553,831.7663
01/01/2017 to 12/31/2017	12.282548	13.734327	1,388,620.7615
01/01/2018 to 12/31/2018	13.734327	12.573134	1,252,124.0619
01/01/2019 to 12/31/2019	12.573134	14.610049	1,122,367.8364
American Funds® Balanced Allocation Sub-Account (Class C)
01/01/2010 to 12/31/2010	8.911697	9.836852	3,774,031.1524
01/01/2011 to 12/31/2011	9.836852	9.475085	4,291,432.4986
01/01/2012 to 12/31/2012	9.475085	10.585364	4,037,602.5993
01/01/2013 to 12/31/2013	10.585364	12.347940	4,099,671.7183
01/01/2014 to 12/31/2014	12.347940	12.887037	3,850,449.2433
01/01/2015 to 12/31/2015	12.887037	12.593002	3,551,027.7166
01/01/2016 to 12/31/2016	12.593002	13.361005	3,225,553.5123
01/01/2017 to 12/31/2017	13.361005	15.366105	2,908,282.6889
01/01/2018 to 12/31/2018	15.366105	14.468900	2,799,612.0399
01/01/2019 to 12/31/2019	14.468900	17.019664	2,650,195.5575
American Funds® Growth Allocation Sub-Account (Class C)
01/01/2010 to 12/31/2010	8.377803	9.356566	2,062,989.3547
01/01/2011 to 12/31/2011	9.356566	8.772532	2,102,886.8724
01/01/2012 to 12/31/2012	8.772532	10.027496	1,982,502.2891
01/01/2013 to 12/31/2013	10.027496	12.346139	1,851,845.6812
01/01/2014 to 12/31/2014	12.346139	12.926295	1,708,429.2231
01/01/2015 to 12/31/2015	12.926295	12.624971	1,614,788.1552
01/01/2016 to 12/31/2016	12.624971	13.537668	1,569,741.3117
01/01/2017 to 12/31/2017	13.537668	16.167443	1,767,981.0121
01/01/2018 to 12/31/2018	16.167443	14.991551	1,666,570.9097
01/01/2019 to 12/31/2019	14.991551	18.240810	1,555,538.2641
American Funds® Growth Sub-Account (Class C)
01/01/2010 to 12/31/2010	7.861733	9.154919	1,094,026.5361
01/01/2011 to 12/31/2011	9.154919	8.595309	1,344,515.0553
01/01/2012 to 12/31/2012	8.595309	9.930956	1,194,008.8336
01/01/2013 to 12/31/2013	9.930956	12.684406	1,015,882.4198
01/01/2014 to 12/31/2014	12.684406	13.504638	688,422.2148
01/01/2015 to 12/31/2015	13.504638	14.153010	601,920.5278
01/01/2016 to 12/31/2016	14.153010	15.195759	490,703.2406
01/01/2017 to 12/31/2017	15.195759	19.128010	432,787.9062
01/01/2018 to 12/31/2018	19.128010	18.728781	349,935.9306
01/01/2019 to 12/31/2019	18.728781	24.023256	311,822.7603

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
American Funds® Moderate Allocation Sub-Account (Class C)
01/01/2010 to 12/31/2010	9.320117	10.080914	2,288,339.5629
01/01/2011 to 12/31/2011	10.080914	9.940216	2,636,644.5223
01/01/2012 to 12/31/2012	9.940216	10.841879	2,590,866.7994
01/01/2013 to 12/31/2013	10.841879	12.112423	2,379,435.5479
01/01/2014 to 12/31/2014	12.112423	12.646648	2,104,208.9805
01/01/2015 to 12/31/2015	12.646648	12.355551	1,957,894.9733
01/01/2016 to 12/31/2016	12.355551	13.012197	1,851,864.9112
01/01/2017 to 12/31/2017	13.012197	14.466527	1,651,334.1043
01/01/2018 to 12/31/2018	14.466527	13.749483	1,433,022.2499
01/01/2019 to 12/31/2019	13.749483	15.717439	1,317,090.4330
AQR Global Risk Balanced Sub-Account (Class B)
04/30/2012 to 12/31/2012	11.130359	11.521583	2,333,873.7994
01/01/2013 to 12/31/2013	11.521583	10.954170	1,923,354.9837
01/01/2014 to 12/31/2014	10.954170	11.211254	1,803,967.0510
01/01/2015 to 12/31/2015	11.211254	9.977033	1,442,436.3994
01/01/2016 to 12/31/2016	9.977033	10.698538	1,272,166.7775
01/01/2017 to 12/31/2017	10.698538	11.561296	1,101,452.9086
01/01/2018 to 12/31/2018	11.561296	10.654507	997,010.1160
01/01/2019 to 12/31/2019	10.654507	12.573833	868,666.5926
BlackRock Global Tactical Strategies Sub-Account (Class B)
04/30/2012 to 12/31/2012	9.954140	10.262698	3,262,778.8453
01/01/2013 to 12/31/2013	10.262698	11.140953	3,455,195.7467
01/01/2014 to 12/31/2014	11.140953	11.612740	3,367,024.6781
01/01/2015 to 12/31/2015	11.612740	11.415986	3,121,350.9291
01/01/2016 to 12/31/2016	11.415986	11.732651	2,813,754.3242
01/01/2017 to 12/31/2017	11.732651	13.083641	2,501,219.3263
01/01/2018 to 12/31/2018	13.083641	11.949881	2,249,533.0359
01/01/2019 to 12/31/2019	11.949881	14.185827	2,029,315.6615
BlackRock High Yield Sub-Account (Class B)
01/01/2010 to 12/31/2010	17.709663	20.177578	175,963.4708
01/01/2011 to 12/31/2011	20.177578	20.323542	212,336.0903
01/01/2012 to 12/31/2012	20.323542	23.307882	203,457.5504
01/01/2013 to 12/31/2013	23.307882	25.078819	162,701.3025
01/01/2014 to 12/31/2014	25.078819	25.494051	155,762.3475
01/01/2015 to 12/31/2015	25.494051	24.073973	188,356.7323
01/01/2016 to 12/31/2016	24.073973	27.003572	165,638.7150
01/01/2017 to 12/31/2017	27.003572	28.638306	152,408.3220
01/01/2018 to 12/31/2018	28.638306	27.371492	117,340.6286
01/01/2019 to 12/31/2019	27.371492	30.938035	97,194.1753
Brighthouse Asset Allocation 100 Sub-Account (Class B)
01/01/2010 to 12/31/2010	9.996887	11.461735	878,206.9195
01/01/2011 to 12/31/2011	11.461735	10.628642	1,142,277.0532
01/01/2012 to 12/31/2012	10.628642	12.210162	1,070,917.6956
01/01/2013 to 12/31/2013	12.210162	15.562098	1,003,466.7128
01/01/2014 to 12/31/2014	15.562098	16.094408	976,529.0955
01/01/2015 to 12/31/2015	16.094408	15.520856	898,403.1297
01/01/2016 to 12/31/2016	15.520856	16.645894	853,141.2595
01/01/2017 to 12/31/2017	16.645894	20.139654	738,351.1652
01/01/2018 to 12/31/2018	20.139654	17.823455	665,439.5319
01/01/2019 to 12/31/2019	17.823455	22.360991	612,616.5706

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse Balanced Plus Sub-Account (Class B)
04/30/2012 to 12/31/2012	9.981038	10.430094	3,112,615.6854
01/01/2013 to 12/31/2013	10.430094	11.738718	3,583,803.7247
01/01/2014 to 12/31/2014	11.738718	12.667006	3,284,814.3925
01/01/2015 to 12/31/2015	12.667006	11.956388	3,260,530.8171
01/01/2016 to 12/31/2016	11.956388	12.750893	3,051,165.5258
01/01/2017 to 12/31/2017	12.750893	14.849650	2,801,110.1298
01/01/2018 to 12/31/2018	14.849650	13.536803	2,945,906.9699
01/01/2019 to 12/31/2019	13.536803	16.461352	2,683,845.1955
Brighthouse Small Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	14.813199	17.478914	285,138.2241
01/01/2011 to 12/31/2011	17.478914	15.656440	262,633.5484
01/01/2012 to 12/31/2012	15.656440	18.177905	240,951.5194
01/01/2013 to 12/31/2013	18.177905	23.694123	227,742.2052
01/01/2014 to 12/31/2014	23.694123	23.718022	211,742.6241
01/01/2015 to 12/31/2015	23.718022	22.079104	194,257.2078
01/01/2016 to 12/31/2016	22.079104	28.520132	163,890.0948
01/01/2017 to 12/31/2017	28.520132	31.352531	151,787.9990
01/01/2018 to 12/31/2018	31.352531	26.152137	144,355.2347
01/01/2019 to 12/31/2019	26.152137	33.143342	129,181.7467
Brighthouse/Aberdeen Emerging Markets Equity Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.236000	12.456715	454,052.5988
01/01/2011 to 12/31/2011	12.456715	9.966333	558,034.5419
01/01/2012 to 12/31/2012	9.966333	11.660563	466,500.5315
01/01/2013 to 12/31/2013	11.660563	10.903862	452,640.4430
01/01/2014 to 12/31/2014	10.903862	10.031008	468,185.0236
01/01/2015 to 12/31/2015	10.031008	8.508161	578,090.8443
01/01/2016 to 12/31/2016	8.508161	9.336201	508,846.7432
01/01/2017 to 12/31/2017	9.336201	11.791357	467,945.3730
01/01/2018 to 12/31/2018	11.791357	9.957627	425,535.2977
01/01/2019 to 12/31/2019	9.957627	11.832932	365,513.9441
Brighthouse/Eaton Vance Floating Rate Sub-Account (Class B)
05/03/2010 to 12/31/2010	9.997808	10.208891	26,504.7791
01/01/2011 to 12/31/2011	10.208891	10.248932	72,180.4264
01/01/2012 to 12/31/2012	10.248932	10.824756	81,489.9582
01/01/2013 to 12/31/2013	10.824756	11.061605	186,476.1946
01/01/2014 to 12/31/2014	11.061605	10.966157	211,282.5040
01/01/2015 to 12/31/2015	10.966157	10.701976	195,325.7074
01/01/2016 to 12/31/2016	10.701976	11.508315	185,347.2568
01/01/2017 to 12/31/2017	11.508315	11.742641	165,616.4103
01/01/2018 to 12/31/2018	11.742641	11.591122	134,109.9998
01/01/2019 to 12/31/2019	11.591122	12.208832	118,962.1677
Brighthouse/Franklin Low Duration Total Return Sub-Account (Class B)
05/02/2011 to 12/31/2011	9.987809	9.753794	37,183.5212
01/01/2012 to 12/31/2012	9.753794	10.020301	58,136.5523
01/01/2013 to 12/31/2013	10.020301	9.975715	320,862.1165
01/01/2014 to 12/31/2014	9.975715	9.921220	388,213.2182
01/01/2015 to 12/31/2015	9.921220	9.702965	457,633.5966
01/01/2016 to 12/31/2016	9.702965	9.848164	479,751.9689
01/01/2017 to 12/31/2017	9.848164	9.821338	443,054.8460
01/01/2018 to 12/31/2018	9.821338	9.706790	375,911.9943
01/01/2019 to 12/31/2019	9.706790	9.995579	361,784.8051

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse/Templeton International Bond Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.882555	12.160270	93,176.0214
01/01/2011 to 12/31/2011	12.160270	11.928070	85,239.8173
01/01/2012 to 12/31/2012	11.928070	13.414839	175,210.2113
01/01/2013 to 12/31/2013	13.414839	13.338870	79,337.4497
01/01/2014 to 12/31/2014	13.338870	13.276865	58,300.9684
01/01/2015 to 12/31/2015	13.276865	12.522582	46,621.9683
01/01/2016 to 12/31/2016	12.522582	12.431603	54,873.2519
01/01/2017 to 12/31/2017	12.431603	12.251928	52,042.3457
01/01/2018 to 12/31/2018	12.251928	12.177368	40,115.4833
01/01/2019 to 12/31/2019	12.177368	12.124010	46,509.7401
Clarion Global Real Estate Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.315905	14.072750	91,826.0722
01/01/2011 to 12/31/2011	14.072750	13.076104	113,388.9036
01/01/2012 to 12/31/2012	13.076104	16.211779	105,634.9231
01/01/2013 to 12/31/2013	16.211779	16.520134	120,497.6141
01/01/2014 to 12/31/2014	16.520134	18.414936	111,531.1870
01/01/2015 to 12/31/2015	18.414936	17.868635	100,686.1756
01/01/2016 to 12/31/2016	17.868635	17.738721	79,965.9156
01/01/2017 to 12/31/2017	17.738721	19.333840	80,454.1584
01/01/2018 to 12/31/2018	19.333840	17.380355	73,912.8146
01/01/2019 to 12/31/2019	17.380355	21.348207	63,585.2367
Harris Oakmark International Sub-Account (Class B)
01/01/2010 to 12/31/2010	17.147896	19.646879	360,290.3449
01/01/2011 to 12/31/2011	19.646879	16.579144	449,696.2090
01/01/2012 to 12/31/2012	16.579144	21.087207	295,333.0442
01/01/2013 to 12/31/2013	21.087207	27.080001	352,769.6008
01/01/2014 to 12/31/2014	27.080001	25.107104	309,436.3043
01/01/2015 to 12/31/2015	25.107104	23.591232	261,454.1996
01/01/2016 to 12/31/2016	23.591232	25.115377	243,326.9073
01/01/2017 to 12/31/2017	25.115377	32.239119	212,214.4393
01/01/2018 to 12/31/2018	32.239119	24.119180	208,444.8698
01/01/2019 to 12/31/2019	24.119180	29.556221	194,730.9429
Invesco Balanced-Risk Allocation Sub-Account (Class B)
04/30/2012 to 12/31/2012	1.010680	1.046550	3,393,320.3342
01/01/2013 to 12/31/2013	1.046550	1.049106	3,585,601.3185
01/01/2014 to 12/31/2014	1.049106	1.090072	2,135,117.7495
01/01/2015 to 12/31/2015	1.090072	1.027660	1,801,334.4149
01/01/2016 to 12/31/2016	1.027660	1.129845	2,353,807.0346
01/01/2017 to 12/31/2017	1.129845	1.223161	2,026,700.5913
01/01/2018 to 12/31/2018	1.223161	1.126185	1,807,930.6555
01/01/2019 to 12/31/2019	1.126185	1.277658	1,084,265.3896
Invesco Comstock Sub-Account (Class B)
01/01/2010 to 12/31/2010	9.008179	10.184113	318,535.0728
01/01/2011 to 12/31/2011	10.184113	9.876117	329,908.2400
01/01/2012 to 12/31/2012	9.876117	11.518581	310,131.1776
01/01/2013 to 12/31/2013	11.518581	15.347858	340,088.2061
01/01/2014 to 12/31/2014	15.347858	16.510796	329,929.4960
01/01/2015 to 12/31/2015	16.510796	15.278501	272,706.8844
01/01/2016 to 12/31/2016	15.278501	17.636921	242,742.6648
01/01/2017 to 12/31/2017	17.636921	20.485749	207,554.6489
01/01/2018 to 12/31/2018	20.485749	17.708449	178,607.6176
01/01/2019 to 12/31/2019	17.708449	21.776497	169,999.4781

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Invesco Small Cap Growth Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.611958	15.661715	165,668.3114
01/01/2011 to 12/31/2011	15.661715	15.246982	184,600.9777
01/01/2012 to 12/31/2012	15.246982	17.739074	178,343.0383
01/01/2013 to 12/31/2013	17.739074	24.471397	149,419.5319
01/01/2014 to 12/31/2014	24.471397	25.988140	145,521.4093
01/01/2015 to 12/31/2015	25.988140	25.138346	136,596.6172
01/01/2016 to 12/31/2016	25.138346	27.568205	120,873.8144
01/01/2017 to 12/31/2017	27.568205	34.004978	103,635.2593
01/01/2018 to 12/31/2018	34.004978	30.434608	84,012.0071
01/01/2019 to 12/31/2019	30.434608	37.262435	79,962.2538
JPMorgan Core Bond Sub-Account (Class B)
04/29/2013 to 12/31/2013	11.120984	10.564513	518,293.7216
01/01/2014 to 12/31/2014	10.564513	10.926236	574,339.5610
01/01/2015 to 12/31/2015	10.926236	10.804739	690,540.7799
01/01/2016 to 12/31/2016	10.804739	10.870355	714,349.0489
01/01/2017 to 12/31/2017	10.870355	11.052567	754,883.9525
01/01/2018 to 12/31/2018	11.052567	10.878523	633,053.4221
01/01/2019 to 12/31/2019	10.878523	11.585313	576,062.5690
JPMorgan Core Bond Sub-Account (Class B) (formerly JPMorgan Core Bond Sub-Account (Class C) and before that American Funds® Bond Sub-Account (Class C))
01/01/2010 to 12/31/2010	9.864681	10.300392	446,455.8058
01/01/2011 to 12/31/2011	10.300392	10.724159	484,715.9799
01/01/2012 to 12/31/2012	10.724159	11.071850	498,075.0031
01/01/2013 to 04/26/2013	11.071850	11.043124	0.0000
JPMorgan Global Active Allocation Sub-Account (Class B)
04/30/2012 to 12/31/2012	1.012734	1.048594	595,461.4182
01/01/2013 to 12/31/2013	1.048594	1.145329	2,405,091.1984
01/01/2014 to 12/31/2014	1.145329	1.205777	3,484,051.3643
01/01/2015 to 12/31/2015	1.205777	1.197250	3,526,715.8549
01/01/2016 to 12/31/2016	1.197250	1.212451	3,703,456.5480
01/01/2017 to 12/31/2017	1.212451	1.392023	2,959,305.6440
01/01/2018 to 12/31/2018	1.392023	1.271347	2,966,874.3540
01/01/2019 to 12/31/2019	1.271347	1.462777	2,594,557.3601
JPMorgan Global Active Allocation Sub-Account (Class B) (formerly Allianz Global Investors Dynamic Multi-Asset Plus Sub-Account (Class B))
04/28/2014 to 12/31/2014	0.996823	1.038973	103,589.6716
01/01/2015 to 12/31/2015	1.038973	1.012423	257,008.4638
01/01/2016 to 12/31/2016	1.012423	1.016230	259,670.8437
01/01/2017 to 12/31/2017	1.016230	1.155048	320,170.3352
01/01/2018 to 04/30/2018	1.155048	1.125675	0.0000
Loomis Sayles Global Allocation Sub-Account (Class B) (formerly Loomis Sayles Global Markets Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.761189	12.921756	195,525.3583
01/01/2011 to 12/31/2011	12.921756	12.528496	261,267.3683
01/01/2012 to 12/31/2012	12.528496	14.416084	243,391.2529
01/01/2013 to 12/31/2013	14.416084	16.617317	187,223.0412
01/01/2014 to 12/31/2014	16.617317	16.920561	315,058.8972
01/01/2015 to 12/31/2015	16.920561	16.856421	294,341.9832
01/01/2016 to 12/31/2016	16.856421	17.381346	244,094.5389
01/01/2017 to 12/31/2017	17.381346	21.035397	227,300.1855
01/01/2018 to 12/31/2018	21.035397	19.584392	204,671.2023
01/01/2019 to 12/31/2019	19.584392	24.578639	183,485.2250

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Loomis Sayles Growth Sub-Account (Class B) (formerly ClearBridge Aggressive Growth Sub-Account (Class B))
01/01/2010 to 12/31/2010	6.107641	7.440526	187,332.0888
01/01/2011 to 12/31/2011	7.440526	7.560468	414,451.2122
01/01/2012 to 12/31/2012	7.560468	8.816804	409,387.9530
01/01/2013 to 12/31/2013	8.816804	12.633734	402,527.6846
01/01/2014 to 12/31/2014	12.633734	14.782210	604,196.1620
01/01/2015 to 12/31/2015	14.782210	13.960351	613,300.0917
01/01/2016 to 12/31/2016	13.960351	14.107032	562,251.8922
01/01/2017 to 12/31/2017	14.107032	16.439507	497,674.5968
01/01/2018 to 12/31/2018	16.439507	15.035283	433,902.8950
01/01/2019 to 12/31/2019	15.035283	18.284080	408,382.9715
Loomis Sayles Growth Sub-Account (Class B) (formerly ClearBridge Aggressive Growth Sub-Account (Class B) and before that ClearBridge Aggressive Growth Sub-Account II (Class B))
05/03/2010 to 12/31/2010	142.925755	146.788850	4,431.6810
01/01/2011 to 12/31/2011	146.788850	133.563610	7,561.2698
01/01/2012 to 12/31/2012	133.563610	161.026092	7,408.2287
01/01/2013 to 12/31/2013	161.026092	204.087712	8,125.3225
01/01/2014 to 04/25/2014	204.087712	212.384108	0.0000
Loomis Sayles Growth Sub-Account (Class B) (formerly ClearBridge Aggressive Growth Sub-Account (Class B) and before that Legg Mason Value Equity Sub-Account (Class B))
01/01/2010 to 12/31/2010	6.255989	6.608321	240,044.7999
01/01/2011 to 04/29/2011	6.608321	7.022114	0.0000
MetLife Multi-Index Targeted Risk Sub-Account (Class B)
04/29/2013 to 12/31/2013	10.786819	11.263869	75,951.2114
01/01/2014 to 12/31/2014	11.263869	12.111669	426,111.4846
01/01/2015 to 12/31/2015	12.111669	11.774980	548,661.2728
01/01/2016 to 12/31/2016	11.774980	12.093488	508,883.4107
01/01/2017 to 12/31/2017	12.093488	13.752054	493,376.8403
01/01/2018 to 12/31/2018	13.752054	12.560227	184,216.0590
01/01/2019 to 12/31/2019	12.560227	15.044533	194,799.2086
MFS ® Research International Sub-Account (Class B)
01/01/2010 to 12/31/2010	13.030672	14.286492	329,410.6128
01/01/2011 to 12/31/2011	14.286492	12.553706	311,896.8896
01/01/2012 to 12/31/2012	12.553706	14.417451	303,554.8816
01/01/2013 to 12/31/2013	14.417451	16.921007	268,510.8346
01/01/2014 to 12/31/2014	16.921007	15.495135	281,968.5074
01/01/2015 to 12/31/2015	15.495135	14.978675	386,354.3356
01/01/2016 to 12/31/2016	14.978675	14.611887	386,619.7830
01/01/2017 to 12/31/2017	14.611887	18.429475	340,588.2485
01/01/2018 to 12/31/2018	18.429475	15.597047	291,175.1412
01/01/2019 to 12/31/2019	15.597047	19.695613	242,947.2540
PanAgora Global Diversified Risk Sub-Account (Class B)
04/28/2014 to 12/31/2014	0.999781	1.034159	13,609.7785
01/01/2015 to 12/31/2015	1.034159	0.962001	65,416.9257
01/01/2016 to 12/31/2016	0.962001	1.052040	358,019.8355
01/01/2017 to 12/31/2017	1.052040	1.165823	174,768.6500
01/01/2018 to 12/31/2018	1.165823	1.060121	161,653.7398
01/01/2019 to 12/31/2019	1.060121	1.272760	266,229.6024

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
PIMCO Inflation Protected Bond Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.792237	13.566288	992,052.2633
01/01/2011 to 12/31/2011	13.566288	14.839021	1,147,374.4821
01/01/2012 to 12/31/2012	14.839021	15.935720	1,104,195.2781
01/01/2013 to 12/31/2013	15.935720	14.228159	913,147.6301
01/01/2014 to 12/31/2014	14.228159	14.407427	785,635.2479
01/01/2015 to 12/31/2015	14.407427	13.737772	661,374.5059
01/01/2016 to 12/31/2016	13.737772	14.193534	584,640.4391
01/01/2017 to 12/31/2017	14.193534	14.453257	570,456.8539
01/01/2018 to 12/31/2018	14.453257	13.879957	501,140.3861
01/01/2019 to 12/31/2019	13.879957	14.789368	456,851.1965
PIMCO Total Return Sub-Account (Class B)
01/01/2010 to 12/31/2010	15.153372	16.131354	1,890,771.0046
01/01/2011 to 12/31/2011	16.131354	16.379191	2,199,505.9997
01/01/2012 to 12/31/2012	16.379191	17.612171	2,063,278.4485
01/01/2013 to 12/31/2013	17.612171	17.000630	1,865,779.9282
01/01/2014 to 12/31/2014	17.000630	17.432118	1,636,945.8309
01/01/2015 to 12/31/2015	17.432118	17.156288	1,367,737.5455
01/01/2016 to 12/31/2016	17.156288	17.324603	1,246,836.0647
01/01/2017 to 12/31/2017	17.324603	17.817737	1,229,746.9414
01/01/2018 to 12/31/2018	17.817737	17.493087	1,097,198.0663
01/01/2019 to 12/31/2019	17.493087	18.672168	1,019,276.5613
Schroders Global Multi-Asset Sub-Account (Class B) (formerly Schroders Global Multi-Asset Portfolio II Sub-Account (Class B) and before that Pyramis® Managed Risk Sub-Account (Class B))
04/29/2013 to 12/31/2013	10.215538	10.738134	21,510.3983
01/01/2014 to 12/31/2014	10.738134	11.480851	100,283.0940
01/01/2015 to 12/31/2015	11.480851	11.157230	144,172.5138
01/01/2016 to 12/31/2016	11.157230	11.481478	80,159.6682
01/01/2017 to 12/31/2017	11.481478	13.160991	160,441.3633
01/01/2018 to 04/30/2018	13.160991	12.579190	0.0000
Schroders Global Multi-Asset Sub-Account (Class B)
04/30/2012 to 12/31/2012	1.010712	1.066681	248,559.2253
01/01/2013 to 12/31/2013	1.066681	1.155891	855,492.6101
01/01/2014 to 12/31/2014	1.155891	1.225580	1,291,733.1858
01/01/2015 to 12/31/2015	1.225580	1.195524	1,281,901.3323
01/01/2016 to 12/31/2016	1.195524	1.243060	1,299,737.7568
01/01/2017 to 12/31/2017	1.243060	1.398277	1,122,815.3127
01/01/2018 to 12/31/2018	1.398277	1.246292	2,642,721.8149
01/01/2019 to 12/31/2019	1.246292	1.490117	2,546,111.0014
SSGA Growth and Income ETF Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.466056	11.560613	853,369.3052
01/01/2011 to 12/31/2011	11.560613	11.498218	1,628,872.8606
01/01/2012 to 12/31/2012	11.498218	12.768225	1,861,336.5315
01/01/2013 to 12/31/2013	12.768225	14.190487	1,106,032.2462
01/01/2014 to 12/31/2014	14.190487	14.776889	983,976.9019
01/01/2015 to 12/31/2015	14.776889	14.256839	1,106,170.8116
01/01/2016 to 12/31/2016	14.256839	14.842093	986,072.1681
01/01/2017 to 12/31/2017	14.842093	16.923820	827,612.2291
01/01/2018 to 12/31/2018	16.923820	15.567926	790,674.0094
01/01/2019 to 12/31/2019	15.567926	18.325134	731,374.6580

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
SSGA Growth ETF Sub-Account (Class B)
01/01/2010 to 12/31/2010	9.918888	11.143167	340,239.7660
01/01/2011 to 12/31/2011	11.143167	10.733165	355,421.1251
01/01/2012 to 12/31/2012	10.733165	12.149667	361,903.6134
01/01/2013 to 12/31/2013	12.149667	14.117733	1,087,080.9617
01/01/2014 to 12/31/2014	14.117733	14.640983	1,068,142.6057
01/01/2015 to 12/31/2015	14.640983	14.075594	1,074,408.6675
01/01/2016 to 12/31/2016	14.075594	14.805146	1,013,485.9027
01/01/2017 to 12/31/2017	14.805146	17.431987	743,160.8630
01/01/2018 to 12/31/2018	17.431987	15.653310	706,253.9345
01/01/2019 to 12/31/2019	15.653310	18.862239	712,161.4000
T. Rowe Price Large Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	41.921405	48.277737	101,133.1539
01/01/2011 to 12/31/2011	48.277737	45.607572	93,570.0980
01/01/2012 to 12/31/2012	45.607572	52.948759	85,965.8333
01/01/2013 to 12/31/2013	52.948759	69.708565	84,163.6157
01/01/2014 to 12/31/2014	69.708565	77.712882	93,273.0030
01/01/2015 to 12/31/2015	77.712882	73.736832	94,226.0087
01/01/2016 to 12/31/2016	73.736832	84.136378	59,502.7564
01/01/2017 to 12/31/2017	84.136378	96.838777	47,358.4854
01/01/2018 to 12/31/2018	96.838777	86.565567	49,780.0391
01/01/2019 to 12/31/2019	86.565567	107.781509	48,374.9397
T. Rowe Price Mid Cap Growth Sub-Account (Class B)
01/01/2010 to 12/31/2010	8.213605	10.321049	584,406.6373
01/01/2011 to 12/31/2011	10.321049	9.990196	517,150.9386
01/01/2012 to 12/31/2012	9.990196	11.175965	494,742.3147
01/01/2013 to 12/31/2013	11.175965	15.021807	444,707.8351
01/01/2014 to 12/31/2014	15.021807	16.671898	406,427.2778
01/01/2015 to 12/31/2015	16.671898	17.502220	403,147.3546
01/01/2016 to 12/31/2016	17.502220	18.295040	419,495.6777
01/01/2017 to 12/31/2017	18.295040	22.460657	383,086.0111
01/01/2018 to 12/31/2018	22.460657	21.617822	345,047.3851
01/01/2019 to 12/31/2019	21.617822	27.884362	303,833.2988
Victory Sycamore Mid Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	20.198268	24.952252	57,250.3683
01/01/2011 to 12/31/2011	24.952252	23.648823	73,807.8948
01/01/2012 to 12/31/2012	23.648823	26.691850	70,191.4652
01/01/2013 to 12/31/2013	26.691850	34.228939	57,501.2402
01/01/2014 to 12/31/2014	34.228939	36.934034	45,490.3395
01/01/2015 to 12/31/2015	36.934034	33.083227	44,362.6880
01/01/2016 to 12/31/2016	33.083227	37.605994	41,251.2049
01/01/2017 to 12/31/2017	37.605994	40.517502	38,608.5310
01/01/2018 to 12/31/2018	40.517502	35.825051	32,946.3180
01/01/2019 to 12/31/2019	35.825051	45.475548	27,794.9063

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Wells Capital Management Mid Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.528083	15.317038	109,867.5579
01/01/2011 to 12/31/2011	15.317038	14.125705	224,557.2869
01/01/2012 to 12/31/2012	14.125705	16.418830	198,291.4015
01/01/2013 to 12/31/2013	16.418830	21.434056	206,981.0138
01/01/2014 to 12/31/2014	21.434056	23.884333	164,016.6077
01/01/2015 to 12/31/2015	23.884333	21.361815	234,113.2309
01/01/2016 to 12/31/2016	21.361815	23.794257	213,888.7880
01/01/2017 to 12/31/2017	23.794257	25.944391	203,993.2875
01/01/2018 to 12/31/2018	25.944391	22.137023	149,354.3326
01/01/2019 to 12/31/2019	22.137023	29.526576	117,914.9202
Western Asset Management Government Income Sub-Account (Class B) (formerly Fidelity Institutional Asset Management® Government Income Sub-Account (Class B))
04/30/2012 to 12/31/2012	10.750877	10.902463	477,214.1632
01/01/2013 to 12/31/2013	10.902463	10.244493	393,625.4837
01/01/2014 to 12/31/2014	10.244493	10.843739	369,488.7291
01/01/2015 to 12/31/2015	10.843739	10.717518	346,207.0042
01/01/2016 to 12/31/2016	10.717518	10.686344	307,883.8788
01/01/2017 to 12/31/2017	10.686344	10.790616	274,716.8702
01/01/2018 to 12/31/2018	10.790616	10.611515	258,516.2140
01/01/2019 to 12/31/2019	10.611515	11.225648	282,618.4746
Brighthouse Funds Trust II
Baillie Gifford International Stock Sub-Account (Class B)
04/29/2013 to 12/31/2013	9.064514	9.933979	529,720.9944
01/01/2014 to 12/31/2014	9.933979	9.449439	415,273.8837
01/01/2015 to 12/31/2015	9.449439	9.097637	327,948.8246
01/01/2016 to 12/31/2016	9.097637	9.405442	266,648.0848
01/01/2017 to 12/31/2017	9.405442	12.486203	225,661.4082
01/01/2018 to 12/31/2018	12.486203	10.174561	206,517.8560
01/01/2019 to 12/31/2019	10.174561	13.257959	170,542.4360
Baillie Gifford International Stock Sub-Account (Class B) (formerly American Funds® International Sub-Account (Class C))
01/01/2010 to 12/31/2010	8.483058	8.923930	641,172.5348
01/01/2011 to 12/31/2011	8.923930	7.527931	748,738.6029
01/01/2012 to 12/31/2012	7.527931	8.699940	660,430.1085
01/01/2013 to 04/26/2013	8.699940	9.017323	0.0000
BlackRock Ultra-Short Term Bond Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.586364	10.418325	1,185,692.2225
01/01/2011 to 12/31/2011	10.418325	10.253403	1,161,425.3883
01/01/2012 to 12/31/2012	10.253403	10.089764	919,864.3212
01/01/2013 to 12/31/2013	10.089764	9.929608	930,600.7115
01/01/2014 to 12/31/2014	9.929608	9.771994	791,234.0973
01/01/2015 to 12/31/2015	9.771994	9.616882	660,889.0832
01/01/2016 to 12/31/2016	9.616882	9.474845	724,001.7368
01/01/2017 to 12/31/2017	9.474845	9.384038	593,542.2110
01/01/2018 to 12/31/2018	9.384038	9.377309	535,361.8286
01/01/2019 to 12/31/2019	9.377309	9.401787	524,950.5351

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse Asset Allocation 20 Sub-Account (Class B)
04/28/2014 to 12/31/2014	13.698319	13.950796	115,740.2404
01/01/2015 to 12/31/2015	13.950796	13.648964	39,575.4149
01/01/2016 to 12/31/2016	13.648964	14.040820	69,275.3430
01/01/2017 to 12/31/2017	14.040820	14.776512	66,689.6479
01/01/2018 to 12/31/2018	14.776512	14.161020	42,300.4148
01/01/2019 to 12/31/2019	14.161020	15.571860	60,523.5039
Brighthouse Asset Allocation 40 Sub-Account (Class B) (formerly Met Investors Series Trust - MetLife Defensive Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.938981	11.939096	2,009,956.5756
01/01/2011 to 12/31/2011	11.939096	11.958591	2,142,166.2253
01/01/2012 to 12/31/2012	11.958591	13.051863	2,116,973.2366
01/01/2013 to 12/31/2013	13.051863	14.010940	1,711,001.0004
01/01/2014 to 04/25/2014	14.010940	14.117312	0.0000
Brighthouse Asset Allocation 40 Sub-Account (Class B) (formerly Met Investors Series Trust - MetLife Moderate Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.851048	12.003012	3,357,134.8173
01/01/2011 to 12/31/2011	12.003012	11.799088	3,602,458.2586
01/01/2012 to 12/31/2012	11.799088	13.049943	3,404,395.6274
01/01/2013 to 12/31/2013	13.049943	14.669803	3,215,638.7069
01/01/2014 to 04/25/2014	14.669803	14.725478	0.0000
Brighthouse Asset Allocation 40 Sub-Account (Class B)
04/28/2014 to 12/31/2014	14.292191	14.672253	4,471,162.5533
01/01/2015 to 12/31/2015	14.672253	14.284376	4,024,961.7907
01/01/2016 to 12/31/2016	14.284376	14.913452	3,675,505.0495
01/01/2017 to 12/31/2017	14.913452	16.239397	3,253,995.4466
01/01/2018 to 12/31/2018	16.239397	15.276927	2,835,888.2586
01/01/2019 to 12/31/2019	15.276927	17.379216	2,497,547.3840
Brighthouse Asset Allocation 60 Sub-Account (Class B) (formerly Met Investors Series Trust - MetLife Balanced Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.541860	11.784043	5,932,653.2631
01/01/2011 to 12/31/2011	11.784043	11.399904	6,200,509.7628
01/01/2012 to 12/31/2012	11.399904	12.780853	5,887,433.9949
01/01/2013 to 12/31/2013	12.780853	15.020517	5,662,973.2035
01/01/2014 to 04/25/2014	15.020517	15.032150	0.0000
Brighthouse Asset Allocation 60 Sub-Account (Class B)
04/28/2014 to 12/31/2014	14.697744	15.202924	5,387,842.7532
01/01/2015 to 12/31/2015	15.202924	14.771918	4,758,345.0008
01/01/2016 to 12/31/2016	14.771918	15.570381	4,317,837.8815
01/01/2017 to 12/31/2017	15.570381	17.581357	3,923,268.2547
01/01/2018 to 12/31/2018	17.581357	16.241134	3,627,600.1621
01/01/2019 to 12/31/2019	16.241134	19.087875	3,306,981.2163
Brighthouse Asset Allocation 80 Sub-Account (Class B) (formerly Met Investors Series Trust - MetLife Growth Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.268189	11.670563	4,682,873.0423
01/01/2011 to 12/31/2011	11.670563	11.040799	4,536,961.1692
01/01/2012 to 12/31/2012	11.040799	12.572620	4,276,638.6692
01/01/2013 to 12/31/2013	12.572620	15.579528	4,679,471.5785
01/01/2014 to 04/25/2014	15.579528	15.506799	0.0000

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse Asset Allocation 80 Sub-Account (Class B) (formerly MetLife Growth Strategy Sub-Account (Class B) and before that Met/Franklin Templeton Founding Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	8.886076	9.623600	937,701.7061
01/01/2011 to 12/31/2011	9.623600	9.304422	932,497.8537
01/01/2012 to 12/31/2012	9.304422	10.632302	791,021.1921
01/01/2013 to 04/26/2013	10.632302	11.438970	0.0000
Brighthouse Asset Allocation 80 Sub-Account (Class B)
04/28/2014 to 12/31/2014	14.671265	15.263092	4,643,460.1733
01/01/2015 to 12/31/2015	15.263092	14.766037	4,377,886.5972
01/01/2016 to 12/31/2016	14.766037	15.714653	4,181,086.0951
01/01/2017 to 12/31/2017	15.714653	18.429430	3,862,884.9980
01/01/2018 to 12/31/2018	18.429430	16.664108	3,622,231.6096
01/01/2019 to 12/31/2019	16.664108	20.290920	3,218,684.2436
Brighthouse/Artisan Mid Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.095358	13.660430	125,979.6440
01/01/2011 to 12/31/2011	13.660430	14.316621	138,318.0041
01/01/2012 to 12/31/2012	14.316621	15.719850	130,875.3804
01/01/2013 to 12/31/2013	15.719850	21.118530	124,227.6055
01/01/2014 to 12/31/2014	21.118530	21.131208	98,607.1212
01/01/2015 to 12/31/2015	21.131208	18.785869	77,553.5257
01/01/2016 to 12/31/2016	18.785869	22.675559	70,917.1078
01/01/2017 to 12/31/2017	22.675559	25.115015	64,669.2719
01/01/2018 to 12/31/2018	25.115015	21.398067	57,213.5149
01/01/2019 to 12/31/2019	21.398067	25.994304	52,351.0369
Brighthouse/Dimensional International Small Company Sub-Account (Class B)
01/01/2010 to 12/31/2010	14.231178	17.169192	23,646.0200
01/01/2011 to 12/31/2011	17.169192	14.150930	42,389.3668
01/01/2012 to 12/31/2012	14.150930	16.418403	26,180.6012
01/01/2013 to 12/31/2013	16.418403	20.617768	26,973.7432
01/01/2014 to 12/31/2014	20.617768	18.932119	35,126.5611
01/01/2015 to 12/31/2015	18.932119	19.703879	47,753.9719
01/01/2016 to 12/31/2016	19.703879	20.520943	42,502.3497
01/01/2017 to 12/31/2017	20.520943	26.345304	43,710.9992
01/01/2018 to 12/31/2018	26.345304	20.593947	42,750.8972
01/01/2019 to 12/31/2019	20.593947	24.935526	37,394.4540
Brighthouse/Wellington Core Equity Opportunities (Class B)
05/02/2016 to 12/31/2016	22.348644	22.717309	94,872.8872
01/01/2017 to 12/31/2017	22.717309	26.563097	93,371.6635
01/01/2018 to 12/31/2018	26.563097	26.046865	77,332.2939
01/01/2019 to 12/31/2019	26.046865	33.488665	67,669.3050
Brighthouse/Wellington Core Equity Opportunities (Class B) (formerly Met Investors Series Trust - Pioneer Fund Sub-Account (Class B))
01/01/2010 to 12/31/2010	15.910675	18.152803	12,464.1050
01/01/2011 to 12/31/2011	18.152803	16.994843	19,180.1518
01/01/2012 to 12/31/2012	16.994843	18.459187	17,350.7569
01/01/2013 to 12/31/2013	18.459187	24.109085	16,277.9677
01/01/2014 to 12/31/2014	24.109085	26.320086	15,332.1857
01/01/2015 to 12/31/2015	26.320086	25.837392	15,367.1553
01/01/2016 to 04/29/2016	25.837392	25.981652	0.0000

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse/Wellington Core Equity Opportunities (Class E)
01/01/2010 to 12/31/2010	11.511510	12.667599	818,477.6201
01/01/2011 to 12/31/2011	12.667599	11.945921	826,579.3817
01/01/2012 to 12/31/2012	11.945921	13.248456	700,888.4385
01/01/2013 to 12/31/2013	13.248456	17.409738	600,590.1574
01/01/2014 to 12/31/2014	17.409738	18.923249	532,694.4722
01/01/2015 to 12/31/2015	18.923249	19.044988	543,351.0771
01/01/2016 to 12/31/2016	19.044988	20.083227	465,691.3169
01/01/2017 to 12/31/2017	20.083227	23.504930	425,118.6651
01/01/2018 to 12/31/2018	23.504930	23.072132	333,469.3612
01/01/2019 to 12/31/2019	23.072132	29.692882	265,124.0444
Frontier Mid Cap Growth Sub-Account (Class B)
04/29/2013 to 12/31/2013	14.753325	17.563771	94,505.6784
01/01/2014 to 12/31/2014	17.563771	19.164892	93,381.6377
01/01/2015 to 12/31/2015	19.164892	19.351862	72,951.4773
01/01/2016 to 12/31/2016	19.351862	20.026964	69,484.5156
01/01/2017 to 12/31/2017	20.026964	24.624744	60,638.0470
01/01/2018 to 12/31/2018	24.624744	22.801743	55,183.9045
01/01/2019 to 12/31/2019	22.801743	29.808748	48,554.0036
Frontier Mid Cap Growth Sub-Account (Class B) (formerly Turner Mid Cap Growth Sub-Account (Class B))
01/01/2010 to 12/31/2010	11.432244	14.307007	110,690.7083
01/01/2011 to 12/31/2011	14.307007	13.029205	110,892.0865
01/01/2012 to 12/31/2012	13.029205	13.593123	113,318.3026
01/01/2013 to 04/26/2013	13.593123	14.658279	0.0000
Jennison Growth Sub-Account (Class B)
01/01/2010 to 12/31/2010	11.069917	12.126850	430,897.2911
01/01/2011 to 12/31/2011	12.126850	11.961220	464,938.4878
01/01/2012 to 12/31/2012	11.961220	13.601550	503,657.9198
01/01/2013 to 12/31/2013	13.601550	18.302575	434,074.2684
01/01/2014 to 12/31/2014	18.302575	19.586920	387,843.2866
01/01/2015 to 12/31/2015	19.586920	21.307636	322,251.3773
01/01/2016 to 12/31/2016	21.307636	20.942211	302,668.0330
01/01/2017 to 12/31/2017	20.942211	28.234472	242,141.0940
01/01/2018 to 12/31/2018	28.234472	27.815447	199,153.3722
01/01/2019 to 12/31/2019	27.815447	36.269188	178,749.1838
Jennison Growth Sub-Account (Class B) (formerly Jennison Large Cap Equity Sub-Account (Class B) and before that Rainier Large Cap Equity Sub-Account (Class B))
01/01/2010 to 12/31/2010	6.932672	7.872314	33,096.8974
01/01/2011 to 12/31/2011	7.872314	7.450121	43,785.0402
01/01/2012 to 12/31/2012	7.450121	8.260356	39,057.8375
01/01/2013 to 04/26/2013	8.260356	8.871479	0.0000
Jennison Growth Sub-Account (Class B) (formerly Oppenheimer Capital Appreciation Sub-Account (Class B))
01/01/2010 to 12/31/2010	7.691650	8.280910	156,679.8752
01/01/2011 to 12/31/2011	8.280910	8.037222	128,040.6046
01/01/2012 to 04/27/2012	8.037222	9.035962	0.0000

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
MetLife Aggregate Bond Index Sub-Account (Class G)
01/01/2010 to 12/31/2010	14.593884	15.173825	112,066.7293
01/01/2011 to 12/31/2011	15.173825	16.001403	153,515.7808
01/01/2012 to 12/31/2012	16.001403	16.310287	237,160.0269
01/01/2013 to 12/31/2013	16.310287	15.638812	198,797.9322
01/01/2014 to 12/31/2014	15.638812	16.230879	188,191.8210
01/01/2015 to 12/31/2015	16.230879	15.964250	214,374.9806
01/01/2016 to 12/31/2016	15.964250	16.038659	230,701.8258
01/01/2017 to 12/31/2017	16.038659	16.248460	247,256.0399
01/01/2018 to 12/31/2018	16.248460	15.910625	222,699.8444
01/01/2019 to 12/31/2019	15.910625	16.964428	216,078.5348
MetLife Mid Cap Stock Index Sub-Account (Class G)
01/01/2010 to 12/31/2010	13.552069	16.793842	48,269.9494
01/01/2011 to 12/31/2011	16.793842	16.157675	79,313.0679
01/01/2012 to 12/31/2012	16.157675	18.645282	77,114.2958
01/01/2013 to 12/31/2013	18.645282	24.359398	73,845.4134
01/01/2014 to 12/31/2014	24.359398	26.181194	69,468.9866
01/01/2015 to 12/31/2015	26.181194	25.075747	65,776.7335
01/01/2016 to 12/31/2016	25.075747	29.633721	65,627.8255
01/01/2017 to 12/31/2017	29.633721	33.715240	60,015.3953
01/01/2018 to 12/31/2018	33.715240	29.340250	49,620.3330
01/01/2019 to 12/31/2019	29.340250	36.248996	42,448.0828
MetLife MSCI EAFE® Index Sub-Account (Class G)
01/01/2010 to 12/31/2010	11.629649	12.333790	65,250.9196
01/01/2011 to 12/31/2011	12.333790	10.602515	103,394.5704
01/01/2012 to 12/31/2012	10.602515	12.305116	92,277.7979
01/01/2013 to 12/31/2013	12.305116	14.705830	88,090.2287
01/01/2014 to 12/31/2014	14.705830	13.556208	91,698.3107
01/01/2015 to 12/31/2015	13.556208	13.166143	127,489.1035
01/01/2016 to 12/31/2016	13.166143	13.082675	125,927.1617
01/01/2017 to 12/31/2017	13.082675	16.035829	119,623.3283
01/01/2018 to 12/31/2018	16.035829	13.551212	114,108.5473
01/01/2019 to 12/31/2019	13.551212	16.213725	105,456.3848
MetLife Russell 2000® Index Sub-Account (Class G)
01/01/2010 to 12/31/2010	13.769524	17.148383	51,800.7447
01/01/2011 to 12/31/2011	17.148383	16.146327	114,281.1689
01/01/2012 to 12/31/2012	16.146327	18.422276	78,697.5928
01/01/2013 to 12/31/2013	18.422276	25.041316	138,950.8715
01/01/2014 to 12/31/2014	25.041316	25.809501	101,725.8521
01/01/2015 to 12/31/2015	25.809501	24.247567	153,022.3305
01/01/2016 to 12/31/2016	24.247567	28.856113	141,188.6117
01/01/2017 to 12/31/2017	28.856113	32.460147	138,231.2455
01/01/2018 to 12/31/2018	32.460147	28.362526	99,146.9580
01/01/2019 to 12/31/2019	28.362526	34.946959	76,868.5625

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
MetLife Stock Index Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.426819	11.748324	241,738.6344
01/01/2011 to 12/31/2011	11.748324	11.751302	286,897.5958
01/01/2012 to 12/31/2012	11.751302	13.347990	244,264.9301
01/01/2013 to 12/31/2013	13.347990	17.300179	226,003.6786
01/01/2014 to 12/31/2014	17.300179	19.255728	274,056.3891
01/01/2015 to 12/31/2015	19.255728	19.123163	266,831.6433
01/01/2016 to 12/31/2016	19.123163	20.961805	267,377.2644
01/01/2017 to 12/31/2017	20.961805	25.010210	261,014.0888
01/01/2018 to 12/31/2018	25.010210	23.422030	194,904.2335
01/01/2019 to 12/31/2019	23.422030	30.149953	176,003.3162
MFS ® Value Sub-Account (Class B)
04/29/2013 to 12/31/2013	18.346666	21.408098	248,755.5923
01/01/2014 to 12/31/2014	21.408098	23.293524	135,771.0417
01/01/2015 to 12/31/2015	23.293524	22.840233	120,529.0710
01/01/2016 to 12/31/2016	22.840233	25.646065	128,640.0348
01/01/2017 to 12/31/2017	25.646065	29.677927	125,751.2113
01/01/2018 to 12/31/2018	29.677927	26.213290	90,352.7092
01/01/2019 to 12/31/2019	26.213290	33.496589	79,715.4496
MFS ® Value Sub-Account (Class B) (formerly Met/Franklin Mutual Shares Sub-Account (Class B))
01/01/2010 to 12/31/2010	8.100526	8.850782	378,377.4866
01/01/2011 to 12/31/2011	8.850782	8.662946	462,832.5598
01/01/2012 to 12/31/2012	8.662946	9.711073	580,819.1858
01/01/2013 to 04/26/2013	9.711073	10.630851	0.0000
Neuberger Berman Genesis Sub-Account (Class B)
04/29/2013 to 12/31/2013	16.179191	20.176973	79,647.6518
01/01/2014 to 12/31/2014	20.176973	19.797033	73,420.9722
01/01/2015 to 12/31/2015	19.797033	19.556829	57,578.0426
01/01/2016 to 12/31/2016	19.556829	22.786677	48,679.4183
01/01/2017 to 12/31/2017	22.786677	25.899379	43,186.9899
01/01/2018 to 12/31/2018	25.899379	23.705606	36,453.5443
01/01/2019 to 12/31/2019	23.705606	30.189687	33,376.2387
Neuberger Berman Genesis Sub-Account (Class B) (formerly MLA Mid Cap Sub-Account (Class B))
01/01/2010 to 12/31/2010	12.696966	15.351926	74,817.3325
01/01/2011 to 12/31/2011	15.351926	14.311582	93,511.0641
01/01/2012 to 12/31/2012	14.311582	14.827643	91,660.6118
01/01/2013 to 04/26/2013	14.827643	16.067029	0.0000
T. Rowe Price Large Cap Growth Sub-Account (Class B)
04/29/2013 to 12/31/2013	7.004515	8.832540	330,613.1298
01/01/2014 to 12/31/2014	8.832540	9.459526	272,764.4471
01/01/2015 to 12/31/2015	9.459526	10.288041	325,124.8726
01/01/2016 to 12/31/2016	10.288041	10.279831	377,131.9248
01/01/2017 to 12/31/2017	10.279831	13.504012	332,045.2566
01/01/2018 to 12/31/2018	13.504012	13.135104	297,399.1813
01/01/2019 to 12/31/2019	13.135104	16.880884	265,918.9032
T. Rowe Price Large Cap Growth Sub-Account (Class B) (formerly RCM Technology Sub-Account (Class B))
01/01/2010 to 12/31/2010	5.423684	6.815663	196,528.5354
01/01/2011 to 12/31/2011	6.815663	6.043953	239,925.5071
01/01/2012 to 12/31/2012	6.043953	6.668266	244,215.1087
01/01/2013 to 04/26/2013	6.668266	6.968715	0.0000

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
VanEck Global Natural Resources Sub-Account (Class B)
01/01/2010 to 12/31/2010	14.752537	18.732453	58,944.2536
01/01/2011 to 12/31/2011	18.732453	15.361565	104,300.6714
01/01/2012 to 12/31/2012	15.361565	15.506197	117,500.0134
01/01/2013 to 12/31/2013	15.506197	16.901273	83,365.2180
01/01/2014 to 12/31/2014	16.901273	13.501963	86,504.6299
01/01/2015 to 12/31/2015	13.501963	8.934732	80,290.3614
01/01/2016 to 12/31/2016	8.934732	12.638993	62,421.6116
01/01/2017 to 12/31/2017	12.638993	12.346767	65,261.5681
01/01/2018 to 12/31/2018	12.346767	8.644100	62,452.1042
01/01/2019 to 12/31/2019	8.644100	9.557503	63,396.1948
Western Asset Management Strategic Bond Opportunities Sub-Account (Class B)
05/02/2016 to 12/31/2016	28.728516	29.758273	129,993.3845
01/01/2017 to 12/31/2017	29.758273	31.610434	117,064.6110
01/01/2018 to 12/31/2018	31.610434	29.854206	102,597.5374
01/01/2019 to 12/31/2019	29.854206	33.562451	92,912.0372
Western Asset Management Strategic Bond Opportunities Sub-Account (Class B) (formerly Met Investors Series Trust - Lord Abbett Bond Debenture Sub-Account (Class B))
01/01/2010 to 12/31/2010	20.764874	23.084982	169,790.1780
01/01/2011 to 12/31/2011	23.084982	23.732450	169,109.3782
01/01/2012 to 12/31/2012	23.732450	26.377521	172,572.3148
01/01/2013 to 12/31/2013	26.377521	28.030120	151,059.2293
01/01/2014 to 12/31/2014	28.030120	28.917307	138,948.4516
01/01/2015 to 12/31/2015	28.917307	27.839496	127,479.1355
01/01/2016 to 04/29/2016	27.839496	28.666781	0.0000
Western Asset Management Strategic Bond Opportunities Sub-Account (Class E)
05/02/2016 to 12/31/2016	29.315106	30.392485	28,294.8075
01/01/2017 to 12/31/2017	30.392485	32.299917	26,906.6614
01/01/2018 to 12/31/2018	32.299917	30.539851	21,960.7784
01/01/2019 to 12/31/2019	30.539851	34.352191	18,976.6587
Western Asset Management Strategic Bond Opportunities Sub-Account (Class E) (formerly Met Investors Series Trust - Pioneer Strategic Income Sub-Account (Class E))
05/03/2010 to 12/31/2010	11.776604	12.353553	24,975.1993
01/01/2011 to 12/31/2011	12.353553	12.578305	43,228.5500
01/01/2012 to 12/31/2012	12.578305	13.795504	66,664.2473
01/01/2013 to 12/31/2013	13.795504	13.768082	44,296.4677
01/01/2014 to 12/31/2014	13.768082	14.151507	58,550.8101
01/01/2015 to 12/31/2015	14.151507	13.723918	58,207.4665
01/01/2016 to 04/29/2016	13.723918	14.054991	0.0000

APPENDIX A
Condensed Financial Information (continued)
1.60% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Western Asset Management U.S. Government Sub-Account (Class B)
01/01/2010 to 12/31/2010	16.205260	16.824014	153,498.6564
01/01/2011 to 12/31/2011	16.824014	17.429548	188,245.4498
01/01/2012 to 12/31/2012	17.429548	17.674177	181,523.1922
01/01/2013 to 12/31/2013	17.674177	17.236178	165,487.1999
01/01/2014 to 12/31/2014	17.236178	17.395157	142,531.7202
01/01/2015 to 12/31/2015	17.395157	17.171609	111,048.5874
01/01/2016 to 12/31/2016	17.171609	17.071639	108,310.8239
01/01/2017 to 12/31/2017	17.071639	17.082986	102,468.2414
01/01/2018 to 12/31/2018	17.082986	16.927627	110,687.4487
01/01/2019 to 12/31/2019	16.927627	17.621838	102,745.9165
Discontinued Investment Portfolios.
The following Investment Portfolios are no longer available for allocations of new Purchase Payments or transfers of Account Value (excluding rebalancing and dollar cost averaging programs in existence at the time of closing): Metropolitan Series Fund: Met/Wellington Core Equity Opportunities Portfolio (Class E) (formerly WMC Core Equity Opportunities Portfolio) (closed effective May 1, 2016); and Metropolitan Series Fund: Western Asset Management Strategic Bond Opportunities Portfolio (Class E) (closed effective May 1, 2016).
Effective as of May 1, 2011, Met Investors Series Trust: Legg Mason Value Equity Portfolio (Class B) merged into Met Investors Series Trust: ClearBridge Aggressive Growth Portfolio (Class B) (formerly Legg Mason ClearBridge Aggressive Growth Portfolio).
Effective as of April 30, 2012, Met Investors Series Trust: Oppenheimer Capital Appreciation Portfolio (Class B) merged into Metropolitan Series Fund: Jennison Growth Portfolio (Class B).
Effective as of April 29, 2013:
•	Met Investors Series Trust: American Funds® International Portfolio (Class C) merged into Metropolitan Series Fund: Baillie Gifford International Stock Portfolio (Class B);
•	Met Investors Series Trust: Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio) (Class B) merged into Metropolitan Series Fund: Jennison Growth Portfolio (Class B);
•	Met Investors Series Trust: Met/Franklin Mutual Shares Portfolio (Class B) merged into Metropolitan Series Fund: MFS® Value Portfolio (Class B);
•	Met Investors Series Trust: Met/Franklin Templeton Founding Strategy Portfolio (Class B) merged into Met Investors Series Trust: MetLife Growth Strategy Portfolio (Class B);
•	Met Investors Series Trust: MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio) (Class B) merged into Metropolitan Series Fund: Neuberger Berman Genesis Portfolio (Class B);
•	Met Investors Series Trust: RCM Technology Portfolio (Class B) merged into Metropolitan Series Fund: T. Rowe Price Large Cap Growth Portfolio (Class B); and
•	Met Investors Series Trust: Turner Mid Cap Growth Portfolio (Class B) merged into Metropolitan Series Fund: Frontier Mid Cap Growth Portfolio (Class B).
Effective as of April 28, 2014:

APPENDIX A
Condensed Financial Information (continued)
•	Met Investors Series Trust: ClearBridge Aggressive Growth Portfolio II (Class B) (formerly Janus Forty Portfolio) merged into Met Investors Series Trust: ClearBridge Aggressive Growth Portfolio (Class B);
•	Met Investors Series Trust: MetLife Defensive Strategy Portfolio (Class B) merged into Metropolitan Series Fund: MetLife Asset Allocation 40 Portfolio (Class B);
•	Met Investors Series Trust: MetLife Moderate Strategy Portfolio (Class B) merged into Metropolitan Series Fund: MetLife Asset Allocation 40 Portfolio (Class B);
•	Met Investors Series Trust: MetLife Balanced Strategy Portfolio (Class B) merged into Metropolitan Series Fund: MetLife Asset Allocation 60 Portfolio (Class B); and
•	Met Investors Series Trust: MetLife Growth Strategy Portfolio (Class B) merged into Metropolitan Series Fund: MetLife Asset Allocation 80 Portfolio (Class B).
Effective as of May 1, 2016:
•	Met Investors Series Trust: Lord Abbett Bond Debenture Portfolio (Class B) merged into Metropolitan Series Fund: Western Asset Management Strategic Bond Opportunities Portfolio (Class B);
•	Met Investors Series Trust: Pioneer Fund Portfolio (Class B) merged into Metropolitan Series Fund: Met/Wellington Core Equity Opportunities Portfolio (Class B); and
•	Met Investors Series Trust: Pioneer Strategic Income Portfolio (Class E) merged into Metropolitan Series Fund: Western Asset Management Strategic Bond Opportunities Portfolio (Class E).
Effective as of April 30, 2018:
•	Brighthouse Funds Trust I: Allianz Global Investors Dynamic Multi-Asset Plus Portfolio merged into Brighthouse Funds Trust I: JPMorgan Global Active Allocation Portfolio; and
•	Brighthouse Funds Trust I: Schroders Global Multi-Asset Portfolio II (formerly Pyramis® Managed Risk Portfolio) merged into Brighthouse Funds Trust I: Schroders Global Multi-Asset Portfolio.

APPENDIX B
Participating Investment Portfolios
Below are the advisers and subadvisers and investment objectives of each Investment Portfolio available under the contract. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.
Investment Portfolio	Investment Objective	Investment Adviser/Subadviser
Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio (Class B)*	Seeks capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadviser: AllianceBernstein L.P.
American Funds® Balanced Allocation Portfolio (Class C)	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Investment Advisers, LLC
American Funds® Growth Allocation Portfolio (Class C)	Seeks growth of capital.	Brighthouse Investment Advisers, LLC
American Funds® Growth Portfolio (Class C)	Seeks to achieve growth of capital.	Brighthouse Investment Advisers, LLC; Capital Research and Management CompanySM
American Funds® Moderate Allocation Portfolio (Class C)	Seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Investment Advisers, LLC
AQR Global Risk Balanced Portfolio (Class B)*	Seeks total return.	Brighthouse Investment Advisers, LLC Subadviser: AQR Capital Management, LLC
BlackRock Global Tactical Strategies Portfolio (Class B)*	Seeks capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.
BlackRock High Yield Portfolio (Class B)	Seeks to maximize total return, consistent with income generation and prudent investment management.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.
Brighthouse Asset Allocation 100 Portfolio (Class B)	Seeks growth of capital.	Brighthouse Investment Advisers, LLC
Brighthouse Balanced Plus Portfolio (Class B)*	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Overlay Portion: Pacific Investment Management Company LLC
Brighthouse Small Cap Value Portfolio (Class B)	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadvisers: Delaware Investments Fund Advisers; Wells Capital Management Incorporated
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class B)	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Aberdeen Asset Managers Limited
Brighthouse/Eaton Vance Floating Rate Portfolio (Class B)	Seeks a high level of current income.	Brighthouse Investment Advisers, LLC Subadviser: Eaton Vance Management
Brighthouse/Franklin Low Duration Total Return Portfolio (Class B)	Seeks a high level of current income, while seeking preservation of shareholders’ capital.	Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.
Brighthouse/Templeton International Bond Portfolio (Class B)#	Seeks current income with capital appreciation and growth of income.	Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.
Clarion Global Real Estate Portfolio (Class B)	Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadviser: CBRE Clarion Securities LLC
Harris Oakmark International Portfolio (Class B)	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.
Invesco Balanced-Risk Allocation Portfolio (Class B)*	Seeks total return.	Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.
Invesco Comstock Portfolio (Class B)	Seeks capital growth and income.	Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.
Invesco Small Cap Growth Portfolio (Class B)	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.

Investment Portfolio	Investment Objective	Investment Adviser/Subadviser
JPMorgan Core Bond Portfolio (Class B)	Seeks to maximize total return.	Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.
JPMorgan Global Active Allocation Portfolio (Class B)*	Seeks capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.
Loomis Sayles Global Allocation Portfolio (Class B)	Seeks high total investment return through a combination of capital appreciation and income.	Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.
Loomis Sayles Growth Portfolio (Class B) (formerly ClearBridge Aggressive Growth Portfolio)	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.
MetLife Multi-Index Targeted Risk Portfolio (Class B)*	Seeks a balance between growth of capital and current income, with a greater emphasis on growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Overlay Portion: MetLife Investment Advisors, LLC
MFS ® Research International Portfolio (Class B)	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company
PanAgora Global Diversified Risk Portfolio (Class B)*	Seeks total return.	Brighthouse Investment Advisers, LLC Subadviser: PanAgora Asset Management, Inc.
PIMCO Inflation Protected Bond Portfolio (Class B)	Seeks maximum real return, consistent with preservation of capital and prudent investment management.	Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC
PIMCO Total Return Portfolio (Class B)	Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC
Schroders Global Multi-Asset Portfolio (Class B)*	Seeks capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadvisers: Schroder Investment Management North America Inc.; Schroder Investment Management North America Limited
SSGA Growth and Income ETF Portfolio (Class B)	Seeks growth of capital and income.	Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.
SSGA Growth ETF Portfolio (Class B)	Seeks growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.
T. Rowe Price Large Cap Value Portfolio (Class B)	Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
T. Rowe Price Mid Cap Growth Portfolio (Class B)	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
Victory Sycamore Mid Cap Value Portfolio (Class B)	Seeks high total return by investing in equity securities of mid-sized companies.	Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.
Wells Capital Management Mid Cap Value Portfolio (Class B)	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Wells Capital Management
Western Asset Management Government Income Portfolio (Class B)*	Seeks a high level of current income, consistent with preservation of principal.	Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company
Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio (Class B)	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited
BlackRock Ultra-Short Term Bond Portfolio (Class B)	Seeks a high level of current income consistent with preservation of capital.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC
Brighthouse Asset Allocation 20 Portfolio (Class B)	Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Investment Advisers, LLC
Brighthouse Asset Allocation 40 Portfolio (Class B)	Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Investment Advisers, LLC
Brighthouse Asset Allocation 60 Portfolio (Class B)	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Investment Advisers, LLC

Investment Portfolio	Investment Objective	Investment Adviser/Subadviser
Brighthouse Asset Allocation 80 Portfolio (Class B)	Seeks growth of capital.	Brighthouse Investment Advisers, LLC
Brighthouse/Artisan Mid Cap Value Portfolio (Class B)	Seeks long-term capital growth.	Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership
Brighthouse/Dimensional International Small Company Portfolio (Class B)	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Dimensional Fund Advisors LP
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class B)	Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP
Frontier Mid Cap Growth Portfolio (Class B)	Seeks maximum capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC
Jennison Growth Portfolio (Class B)	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC
MetLife Aggregate Bond Index Portfolio (Class G)*	Seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MetLife Mid Cap Stock Index Portfolio (Class G)	Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MetLife MSCI EAFE® Index Portfolio (Class G)	Seeks to track the performance of the MSCI EAFE® Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MetLife Russell 2000® Index Portfolio (Class G)	Seeks to track the performance of the Russell 2000® Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MetLife Stock Index Portfolio (Class B)	Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MFS ® Value Portfolio (Class B)	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company
Neuberger Berman Genesis Portfolio (Class B)	Seeks high total return, consisting principally of capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC
T. Rowe Price Large Cap Growth Portfolio (Class B)	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
VanEck Global Natural Resources Portfolio (Class B)#	Seeks long-term capital appreciation with income as a secondary consideration.	Brighthouse Investment Advisers, LLC Subadviser: Van Eck Associates Corporation
Western Asset Management Strategic Bond Opportunities Portfolio (Class B)	Seeks to maximize total return consistent with preservation of capital.	Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company
Western Asset Management U.S. Government Portfolio (Class B)	Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company
* If you elect the GMIB Max I rider, you must allocate your Purchase Payments and Account Value among these Investment Portfolios. (See “Purchase — Investment Allocation Restrictions for Certain Riders.”) These Investment Portfolios are also available for investment if you do not elect the GMIB Max I rider.
# This portfolio is only available for investment if certain optional riders are elected. (See “Purchase — Investment Allocation Restrictions for GMIB Plus III, GMIB Plus I, and Lifetime Withdrawal Guarantee II.”)

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APPENDIX C
EDCA Examples with Multiple Purchase Payments
In order to show how the EDCA program works, we have created some examples. The examples are purely hypothetical and are for illustrative purposes only. The interest rate earned in an EDCA account will be the guaranteed minimum interest rate, plus any additional interest which we may declare from time to time. In addition, each bucket attributable to a subsequent Purchase Payment will earn interest at the then-current interest rate applied to new allocations to an EDCA account of the same monthly term. These examples do not reflect charges that may be deducted from the EDCA account.
6-Month EDCA
The following example demonstrates how the 6-month EDCA program operates when multiple Purchase Payments are allocated to the program. The example assumes that a $12,000 Purchase Payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $10,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 3% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $12,000 allocation amount by 6 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA Account Value are accumulated at the EDCA interest rate using the following formula:
Account Value 1st Payment Bucket (month 2) =
Account Value 1st Payment Bucket (month 1) x (1+EDCA Rate)(1/12) - EDCA Transfer Amount
At the beginning of the 4th month, a second Purchase Payment of $6,000 is allocated to the EDCA program. The entire $6,000 is allocated to the 2nd Payment Bucket where it is also credited with a 3% effective annual interest rate. This second Purchase Payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $6,000 allocation amount divided by 6) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the Account Value in the 1st Payment Bucket until exhausted and then against the Account Value in the 2nd Payment Bucket until it is exhausted.

				Account Values
Beg of Month	Amount Allocated to EDCA	Actual EDCA Transfer	EDCA Account Value	1st Payment Bucket	2nd Payment Bucket
1	$12,000	$2,000	$10,000	$10,000
2		$2,000	$ 8,025	$ 8,025
3		$2,000	$ 6,044	$ 6,044
4*	$ 6,000	$3,000	$ 9,059	$ 3,059	$6,000
5		$3,000	$ 6,082	$ 67	$6,015
6		$3,000	$ 3,097	0	$3,097
7		$3,000	$ 104	0	$ 104
8		$ 105	0	0	0
* At the beginning of the 4th month, a $6,000 Purchase Payment is added to the EDCA account. This amount ($6,000) is allocated to the 2nd Payment Bucket. As described above, this second Purchase Payment causes the monthly EDCA transfer amount to increase from $2,000 to $3,000. Therefore, $3,000 is transferred from the 1st Payment Bucket, leaving $3,059 in the 1st Payment Bucket ($6,044 (1st Payment Bucket Account Value from the 3rd month) + $15 (3rd month's EDCA interest calculated using the formula shown above) - $3,000 (monthly transfer) = $3,059). The total EDCA Account Value at the beginning of the 4th month is $9,059 ($3,059 in the 1st Payment Bucket + $6,000 in the 2nd Payment Bucket = $9,059).
C-1

12-Month EDCA
The following example demonstrates how the 12-month EDCA program operates when multiple Purchase Payments are allocated to the program. The example assumes that a $24,000 Purchase Payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $22,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 3% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $24,000 allocation amount by 12 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA Account Value are accumulated at the EDCA interest rate using the following formula:
Account Value 1st Payment Bucket (month 2) =
Account Value 1st Payment Bucket (month 1) x
(1+EDCA Rate)(1/12) - EDCA Transfer Amount
At the beginning of the 6th month, a second Purchase Payment of $12,000 is allocated to the EDCA program. The entire $12,000 is allocated to the 2nd Payment Bucket where it is also credited with a 3% effective annual interest rate. This second Purchase Payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $12,000 allocation amount divided by 12) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the Account Value in the 1st Payment Bucket until exhausted and then against the Account Value in the 2nd Payment Bucket until it is exhausted.
				Account Values
Beg of Month	Amount Allocated to EDCA	Actual EDCA Transfer	EDCA Account Value	1st Payment Bucket	2nd Payment Bucket
1	$24,000	$2,000	$22,000	$22,000
2		$2,000	$20,054	$20,054
3		$2,000	$18,104	$18,104
4		$2,000	$16,148	$16,148
5		$2,000	$14,188	$14,188
6*	$12,000	$3,000	$23,223	$11,223	$12,000
7		$3,000	$20,280	$ 8,251	$12,030
8		$3,000	$17,330	$ 5,271	$12,059
9		$3,000	$14,373	$ 2,284	$12,089
10		$3,000	$11,409	0	$11,409
11		$3,000	$ 8,437	0	$ 8,437
12		$3,000	$ 5,458	0	$ 5,458
13		$3,000	$ 2,471	0	$ 2,471
14		$2,477	0	0	0
* At the beginning of the 6th month, a $12,000 Purchase Payment is added to the EDCA account. This amount ($12,000) is allocated to the 2nd Payment Bucket. As described above, this second Purchase Payment causes the monthly EDCA transfer amount to increase from $2,000 to $3,000. Therefore, $3,000 is transferred from the 1st Payment Bucket, leaving $11,223 in the 1st Payment Bucket ($14,188 (1st Payment Bucket Account Value from the 5th month) + $35 (5th month’s EDCA interest calculated using the formula shown above) - $3,000 (monthly transfer) = $11,223). The total EDCA Account Value at the beginning of the 6th month is $23,223 ($11,223 in the 1st Payment Bucket + $12,000 in the 2nd Payment Bucket = $23,223).
C-2

APPENDIX D
Guaranteed Minimum Income Benefit Examples
The purpose of these examples is to illustrate the operation of the Guaranteed Minimum Income Benefit. (These examples use the annual increase rate for the GMIB Plus III rider, 5%. If a contract was issued with certain other versions of the GMIB rider, the annual increase rate is 6% instead of 5%. See “Living Benefits — Guaranteed Income Benefits.”) Example (7) shows how required minimum distributions affect the Income Base when the GMIB Plus III is elected with an IRA contract (or another contract subject to Section 401(a)(9) of the Internal Revenue Code).
The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Portfolios chosen. The examples do not reflect the deduction of fees and expenses, withdrawal charges or income taxes and tax penalties.
(1) Withdrawal Adjustments to Annual Increase Amount
         Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior contract anniversary
         Assume the initial Purchase Payment is $100,000 and the GMIB Plus III is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior contract anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other Purchase Payments or withdrawals are made before the second contract anniversary, the Annual Increase Amount at the second contract anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).
         Proportionate adjustment when withdrawal is greater than 5% of the Annual Increase Amount from the prior contract anniversary
         Assume the initial Purchase Payment is $100,000 and the GMIB Plus III is selected. Assume the Account Value at the first contract anniversary is $100,000.
The Annual Increase Amount at the first contract anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first contract anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior contract anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Account Value attributed to that entire withdrawal: 10% (the $10,000 withdrawal reduced the $100,000 Account Value by 10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 - $10,500 = $94,500). (If multiple withdrawals are made during a Contract Year — for example, two $5,000 withdrawals instead of one $10,000 withdrawal — and those withdrawals total more than 5% of the Annual Increase Amount from the prior contract anniversary, the Annual Increase Amount is reduced proportionately by each of the withdrawals made during that Contract Year and there will be no dollar-for-dollar withdrawal adjustment for the Contract Year.) Assuming no other Purchase Payments or withdrawals are made before the second contract anniversary, the Annual Increase Amount at the second contract anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).
         (If a contract is issued with the GMIB Max I rider, or if a contract was issued with certain versions of the GMIB Plus I rider, the annual increase rate is 6% instead of 5%. See “Living Benefits — Guaranteed Income Benefits.”)
(2) The Annual Increase Amount
        Example
         Assume the Owner of the contract is a male, age 55 at issue, and he elects the GMIB Plus III rider. He makes an initial Purchase Payment of $100,000, and makes no additional Purchase Payments or partial withdrawals. On the contract issue date, the Annual Increase Amount is equal to $100,000 (the initial Purchase Payment). The Annual Increase Amount is calculated at each contract anniversary (through the contract anniversary prior to the Owner’s 91st birthday, subject to the 350% maximum increase limitation on the Annual Increase Amount). At the tenth contract anniversary, when the Owner is age 65, the Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.
         Graphic Example: Determining a value upon which future income payments can be based
         Assume that you make an initial Purchase Payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial Purchase Payment depending on the investment performance of the investment options you selected. Your Purchase Payments accumulate at the annual increase rate of 5%, until the contract anniversary prior to the contract Owner's 91st birthday. Your Purchase Payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your Purchase Payments accumulated at 5% a year adjusted for withdrawals and charges — “the Annual Increase Amount”) is the value upon which future income payments can be based.

         Graphic Example: Determining your guaranteed lifetime income stream
         Assume that you decide to annuitize your contract and begin taking Annuity Payments after 20 years. In this example, your Annual Increase Amount is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the Annual Increase Amount will be applied to the Annuity Pay-out rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime Annuity Payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the Guaranteed Minimum Income Benefit payment and the charge for the benefit.

(3) The Highest Anniversary Value (“HAV”)
        Example
          Assume, as in the example in section (2) above, the Owner of the contract is a male, age 55 at issue, and he elects the GMIB Plus III rider. He makes an initial Purchase Payment of $100,000, and makes no additional Purchase Payments or partial withdrawals.On the contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial Purchase Payment). Assume the Account Value on the first contract anniversary is $108,000 due to good market performance. Because the Account Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Value ($108,000). Assume the Account Value on the second contract anniversary is $102,000 due to poor market performance. Because the Account Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.
         Assume this process is repeated on each contract anniversary until the tenth contract anniversary, when the Account Value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Account Value ($155,000). See section (4) below for an example of the exercise of the GMIB Plus III rider.
         Graphic Example: Determining a value upon which future income payments can be based
         Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each contract anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the contract anniversary immediately prior to the contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

Graphic Example: Determining your guaranteed lifetime income stream
         Assume that you decide to annuitize your contract and begin taking Annuity Payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Value. Accordingly, the Highest Anniversary Value will be applied to the Annuity Payout rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime Annuity Payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the Guaranteed Minimum Income Benefit payment and the charge for the benefit.

(4) Putting It All Together
        Example
         Continuing the examples in sections (2) and (3) above, assume the Owner chooses to exercise the GMIB Plus III rider at the tenth contract anniversary and elects a life annuity with 5 years of Annuity Payments guaranteed. Because the Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the Annual Increase Amount ($162,889) is used as the Income Base. The Income Base of $162,889 is applied to the GMIB Annuity Table. This yields annuity payments of $533 per month for life, with a minimum of 5 years guaranteed. (If the same owner were instead age 70, the income base of $162,889 would yield monthly payments of $611; if the owner were age 75, the income base of $162,889 would yield monthly payments of $717.)
          Assume the owner chooses to exercise the GMIB Plus III rider at the 26th contract anniversary and elects a life annuity with 5 years of annuity payments guaranteed. Assume the account value has declined due to poor market performance. The Annual Increase Amount would be limited to the maximum of 350% of the total purchase payments, which equals $350,000. Because the Annual Increase Amount ($350,000) is greater than the Highest Anniversary Value ($155,000), the Annual Increase Amount ($350,000) is used as the income base. The income base of $350,000 is applied to the GMIB Annuity Table. This yields annuity payments of $1,918 per month for life, with a minimum of 5 years guaranteed. (If the same owner were instead age 86, the income base of $350,000 would yield monthly payments of $2,258.)
         The above example does not take into account the impact of premium and other taxes. As with other pay-out types, the amount you receive as an income payment depends on your age, sex, and the income type you select. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the Guaranteed Minimum Income Benefit payment and the charge for the benefit.
        Graphic Example
         Prior to annuitization, the two calculations (the Annual Increase Amount and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the contract, you will receive income payments for life and the Income Bases and the Account Value will cease to exist. Also, the GMIB Plus III may only be exercised no later than the contract anniversary prior to the contract Owner's 91st birthday, after a 10 year waiting period, and then only within a 30 day period following the contract anniversary.

         With the GMIB, the Income Base is applied to special, conservative Guaranteed Minimum Income Benefit annuity purchase factors, which are guaranteed at the time the contract is issued. However, if then-current annuity purchase factors applied to the Account Value would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your contract you will receive whatever amount produces the greatest income payment. Therefore, if your Account Value would provide greater income than would the amount provided under the GMIB, you will have paid for the GMIB although it was never used.
(5)	The Guaranteed Principal Option
         Assume your initial Purchase Payment is $100,000 and no withdrawals are taken. Assume that the Account Value at the 10th contract anniversary is $50,000 due to poor market performance, and you exercise the Guaranteed Principal Option at this time.
         The effects of exercising the Guaranteed Principal Option are:
1)    A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the Account Value 30 days after the 10th contract anniversary bringing the Account Value back up to $100,000.
2)    The GMIB Plus III rider and rider fee terminates as of the date that the adjustment is made to the Account Value; the variable annuity contract continues.
3)    The GMIB Plus III allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Value.

         *Withdrawals reduce the original Purchase Payment (i.e. those payments credited within 120 days of contract issue date) proportionately and therefore,

may have a significant impact on the amount of the Guaranteed Principal Adjustment.
(6) The Optional Step Up: Automatic Annual Step-Up
Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Value at the first contract anniversary is $110,000 due to good market performance, and you elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature prior to the first contract anniversary. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)  The Annual Increase Amount automatically resets from $105,000 to $110,000;
(2)  The 10-year waiting period to annuitize the contract under the GMIB Plus III is reset to 10 years from the first contract anniversary;
(3)  The GMIB Plus III rider charge may be reset to the fee we would charge new contract Owners for the same GMIB Plus III rider at that time; and
(4)  The Guaranteed Principal Option can still be elected on the 10th contract anniversary.
The Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Value at the second contract anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)  The Annual Increase Amount automatically resets from $115,500 to $120,000;
(2)  The 10-year waiting period to annuitize the contract under the GMIB Plus III is reset to 10 years from the second contract anniversary;
(3)  The GMIB Plus III rider charge may be reset to the fee we would charge new contract Owners for the same GMIB Plus III rider at that time; and
(4)  The Guaranteed Principal Option can still be elected on the 10th contract anniversary.
Assume your Account Value increases by $10,000 at each contract anniversary in years three through seven. At each contract anniversary, your Account Value would exceed the Annual Increase Amount and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).
The effect of each Optional Step-Up is:
(1)  The Annual Increase Amount automatically resets to the higher Account Value;
(2)  The 10-year waiting period to annuitize the contract under the GMIB Plus III is reset to 10 years from the date of the Optional Step-Up;
(3)  The GMIB Plus III rider charge may be reset to the fee we would charge new contract Owners for the same GMIB Plus III rider at that time; and
(4)  The Guaranteed Principal Option can still be elected on the 10th contract anniversary.
After the seventh contract anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up.
The Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Account Value at the eighth contract anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount. However, because the Optional Step-Up has locked in previous gains, the Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the rider continues in effect, will continue to grow at 5% annually (subject to adjustments for additional Purchase Payments and/or withdrawals) through the contract anniversary prior to your 91st birthday, subject to the 350% maximum increase limitation on the Annual Increase Amount. Also, please note:
(1)  The 10-year waiting period to annuitize the contract under the GMIB Plus III remains at the 17th contract anniversary (10 years from the date of the last Optional Step-Up);
(2)  The GMIB Plus III rider charge remains at its current level; and

(3)  The Guaranteed Principal Option can still be elected on the 10th contract anniversary.

(7) Required Minimum Distribution Examples — GMIB Plus III
The following examples only apply to IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code. Assume an IRA contract is issued on September 1, 2014 and the GMIB Plus III rider is selected. Assume that on the first contract anniversary (September 1, 2015), the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2015 with respect to this contract is $6,000, and the required minimum distribution amount for 2016 with respect to this contract is $7,200. Assume that on both the first contract anniversary (September 1, 2015) and the second contract anniversary (September 1, 2016) the Account Value is $100,000. On the second contract anniversary, the annual increase rate is the greatest of:
(a)  5% or
(b)  the required minimum distribution rate (as defined below).
The required minimum distribution rate equals the greater of:
(1)  the required minimum distribution amount for 2015 ($6,000) or for 2016 ($7,200), whichever is greater,divided by the sum of (i) the Annual Increase Amount as of September 1, 2015 ($100,000) and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year ($0);
(2a)  if the contract Owner enrolls only in the Automated Required Minimum Distribution Program, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Program, divided by the sum of (i) the Annual Increase Amount at the beginning of the Contract
Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year; or
(2b)  if the contract Owner enrolls in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Program, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of 5% of the Annual Increase Amount at the beginning of the Contract Year) and (II) the Automated Required Minimum Distribution Program (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the sum of (i) the Annual Increase Amount at the beginning of the Contract Year and any (i) subsequent Purchase Payments received during the Contract Year before the end of the calendar year.
Because $7,200 (the required minimum distribution amount for 2016) is greater than $6,000 (the required minimum distribution amount for 2015), (c) is equal to $7,200 divided by $100,000, or 7.2%.
         Withdrawals Through the Automated Required Minimum Distribution Program
          If the contract Owner enrolls in the Automated Required Minimum Distribution Program and elects monthly withdrawals, the Owner will receive $6,800 over the second Contract Year (from September 2015 through August 2016). Assuming the Owner makes no withdrawals outside the Automated Required Minimum Distribution Program, on September 1, 2016, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the Automated Required Minimum Distribution Program ($6,800): $100,000 increased by 7.2% = $107,200; $107,200 - $6,800 = $100,400.
         (Why does the contract Owner receive $6,800 under the Automated Required Minimum Distribution Program in this example? From September through December 2015, the Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2015 divided by 12). From January through August 2016, the Owner receives

$600 per month ($600 equals the $7,200 required minimum distribution amount for 2016 divided by 12). The Owner receives $2,000 in 2015 and $4,800 in 2016, for a total of $6,800.)
         Withdrawals Outside the Automated Required Minimum Distribution Program
          If the contract Owner withdraws the $6,000 required minimum distribution amount for 2015 in December 2015 and makes no other withdrawals from September 2015 through August 2016, the Annual Increase Amount on September 1, 2016 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($6,000): $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.
          If the contract Owner withdraws the $7,200 required minimum distribution amount for 2016 in January 2016 and makes no other withdrawals from September 2015 through August 2016, the Annual Increase Amount on September 1, 2016 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($7,200): $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.
         Withdrawals in Excess of the Required Minimum Distribution Amounts
         Assume the contract Owner withdraws $7,250 on September 1, 2015 and makes no other withdrawals before the second contract anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2015 and 2016, the annual increase rate will be 5% and the Annual Increase
Amount on the second contract anniversary (September 1, 2016) will be $97,387.50. On September 1, 2015, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in the Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 × 7.25% = $7,250; $100,000 - $7,250 = $92,750). Assuming no other Purchase Payments or withdrawals are made before the second contract anniversary, the Annual Increase Amount on the second contract anniversary (September 1, 2016) will be $97,387.50 ($92,750 increased by 5% per year compounded annually).
        No Withdrawals
         If the contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this contract, the Annual Increase Amount on September 1, 2016 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn from the contract ($0). Under the GMIB Plus III, the Annual Increase Amount is limited to a maximum of 350% of your Purchase Payments or, if greater, 350% of the Annual Increase Amount as increased by the most recent Optional Step-Up. (Under the GMIB Max I, the Annual Increase Amount is limited to a maximum of 275% of your purchase payments or, if greater, 275% of the Annual Increase Amount as increased by the most recent Optional Step-Up.)

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APPENDIX E
Guaranteed Withdrawal Benefit Examples
The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. (Examples A and B are for the Lifetime Withdrawal Guarantee II rider. Examples C and D are for a previous version of the Lifetime Withdrawal Guarantee II rider. Examples E through L are for the Enhanced GWB rider.) The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Portfolios chosen. The examples do not reflect the deduction of fees and expenses, withdrawal charges or income taxes and tax penalties. The Guaranteed Withdrawal Benefit does not establish or guarantee an Account Value or minimum return for any Investment Portfolio. The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount (under the Lifetime Withdrawal Guarantee II rider) and the Guaranteed Withdrawal Amount and the Benefit Base (under the Enhanced GWB rider) cannot be taken as a lump sum.
A.    Lifetime Withdrawal Guarantee II
1.    When Withdrawals Do Not Exceed the Annual Benefit Payment
Assume that a contract with the Single Life version of LWG II had an initial Purchase Payment of $100,000. The initial Account Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).
Assume that $5,000 is withdrawn each year, beginning before the contract Owner attains age 59 1⁄2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Total Guaranteed Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Account Value is reduced to zero.
If the first withdrawal is taken after age 59 1⁄2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the Owner’s lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Account Value are reduced to zero. (Under the Single Life version of the LWG II rider, if the contract Owner makes the first withdrawal during a Contract Year in which the Owner attains or will attain age 76 or older, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment is $6,000.)
(The Withdrawal Rates for the Joint Life version of the LWG II rider and for contracts with the LWG II rider issued before December 14, 2009 are different. See “Living Benefits — Description of the Lifetime Withdrawal Guarantee II — Annual Benefit Payment.”)

2.    When Withdrawals Do Exceed the Annual Benefit Payment
Assume that a contract with the Single Life version of the LWG II rider had an initial Purchase Payment of $100,000. The initial Account Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 × 5%). (If the contract Owner makes the first withdrawal during a Contract Year in which he or she attains or will attain age 76 or older, the Withdrawal Rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For the purposes of this example, assume the contract Owner makes the first withdrawal before the Contract Year in which he or she will attain age 76 and the Withdrawal Rate is therefore 5%.)
Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Value was further reduced to $80,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your Account Value would be reduced to $80,000 – $10,000 = $70,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000, there would be a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction is equal to the entire withdrawal ($10,000) divided by the Account Value before the withdrawal ($80,000), or 12.5%. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be $83,125 ($95,000 reduced by 12.5%). This new Remaining Guaranteed Withdrawal Amount of $83,125 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would be reduced to $87,500 ($100,000 reduced by 12.5%). The Annual Benefit Payment would be set equal to 5% × $87,500 = $4,375.
(Assume instead that you withdrew $10,000 during year two in two separate withdrawals of $5,000 and $5,000. Since the first withdrawal of $5,000 did not exceed the Annual Benefit Payment of $5,000, there would be no proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount at the time of that withdrawal. The second withdrawal ($5,000), however, results in cumulative withdrawals of $10,000 during year two and causes a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction would be equal to the entire amount of the second withdrawal ($5,000) divided by the Account Value before that withdrawal.)
B.    Lifetime Withdrawal Guarantee II — Automatic Annual Step-Ups (No Withdrawals)
Assume that a contract Owner, age 67 at issue, elected the Single Life version of the Lifetime Withdrawal Guarantee II rider and made an initial Purchase Payment of $100,000. Assume that no withdrawals are taken.
At the first contract anniversary, assume the Account Value has increased to $110,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $100,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 × 5%).
At the second contract anniversary, assume the Account Value has increased to $120,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $110,000 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 × 5%).
Assume that on the third through the eighth contract anniversaries the Account Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. No Automatic Annual Step-Up will take place on the third through the eighth contract anniversaries and the Annual Benefit Payment will remain $6,000 ($120,000 × 5%). Assume the Account Value at the ninth contract anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $120,000 to $150,000. Because the contract Owner is now age 76 and has not taken any withdrawals before the Contract Year in which the Owner reached age 76, the Withdrawal Rate will also reset from 5% to 6%. The Annual Benefit Payment will be reset to $9,000 ($150,000 × 6%).
C.     For Contracts Issued Before December 14, 2009 — Lifetime Withdrawal Guarantee II — Compounding Income Amount
Assume that a contract with the Lifetime Withdrawal Guarantee II rider had an initial Purchase Payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 × 5%). (If the contract Owner makes the first withdrawal on or after the contract anniversary following the date he or she reaches age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment would be $6,000. For the purposes of this example, assume the contract Owner makes the first withdrawal before the contract anniversary following the date he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)
The Total Guaranteed Withdrawal Amount will increase by 6% of the previous year’s Total Guaranteed Withdrawal Amount on each contract anniversary until the earlier of the first withdrawal or the 5th contract anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.
If the first withdrawal is taken in the first Contract Year, then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 × 5%).
If the first withdrawal is taken in the second Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $106,000 ($100,000 × 106%), and the Annual Benefit Payment would increase to $5,300 ($106,000 × 5%).
If the first withdrawal is taken in the third Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $112,360 ($106,000 × 106%), and the Annual Benefit Payment would increase to $5,618 ($112,360 × 5%).
If the first withdrawal is taken after the fifth Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $133,822 (the initial $100,000, increased by 6% per year, compounded annually for 5 years), and the Annual Benefit Payment would increase to $6,691 ($133,822 × 5%).

D.    For Contracts Issued Before December 14, 2009 — Lifetime Withdrawal Guarantee — Automatic Annual Step-Ups and 6% Compounding Income Amount (No Withdrawals)
Assume that a contract Owner, age 63 at issue, elected the Single Life version of the LWG II rider on a contract issued before December 14, 2009 and made an initial Purchase Payment of $100,000. Assume that no withdrawals are taken.
At the first contract anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $106,000 ($100,000 increased by 6%, compounded annually). Assume the Account Value has increased to

$110,000 at the first contract anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $106,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).
At the second contract anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $116,600 ($110,000 increased by 6%, compounded annually). Assume the Account Value has increased to $120,000 at the second contract anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $116,600 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).
Assuming that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 6%, compounded annually, from the second contract anniversary through the fourth contract anniversary, and at that point would be equal to $134,832. Assume that during these Contract Years the Account Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Value at the fourth contract anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $134,832 to $150,000 and reset the Annual Benefit Payment to $7,500 ($150,000 x 5%).
At the 5th contract anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $159,000 ($150,000 increased by 6%, compounded annually). Assume the Account Value is less than $159,000. There is no Automatic Annual Step-Up since the Account Value is below the Total Guaranteed Withdrawal Amount; however, due to the 6% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $7,950 ($159,000 x 5%).
E.    Enhanced GWB — How Withdrawals Affect the Benefit Base
1.    An initial Purchase Payment is made of $100,000. The initial Benefit Base would be $105,000 ($100,000 + 5% GWB Bonus Amount). Assume that the Account Value grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 - $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Value of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.
2.    An initial Purchase Payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the Account Value shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the Account Value would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Value of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.
F.    Enhanced GWB — How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit Payment
An initial Purchase Payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%). If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent Purchase Payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Annual Benefit Payment would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second Purchase Payment) and b) $5,635 (7% multiplied by the Benefit Base after the second Purchase Payment). In this case, the Annual Benefit Payment would remain at $7,350.
G.    Enhanced GWB — How Withdrawals Affect the Annual Benefit Payment
1.    An initial Purchase Payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the Account Value by an additional $1,000, the Account Value would be reduced to $100,000 - $9,000 - $1,000 = $90,000. Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the Account Value after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.
2.    An initial Purchase Payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the Account Value had increased to $150,000, the Account Value would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the Account Value after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.
H.    Enhanced GWB — How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed Withdrawal Amount
An initial Purchase Payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent Purchase Payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Guaranteed Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second Purchase Payment) and b) $80,500 (the Benefit Base after the second Purchase Payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.
I.    Enhanced GWB — Putting It All Together
1.    When Withdrawals Do Not Exceed the Annual Benefit Payment
An initial Purchase Payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the Account Value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $7,350 at this time, your Account Value would be reduced to $50,000 - $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 - $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.

2.    When Withdrawals Do Exceed the Annual Benefit Payment
An initial Purchase Payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the Account Value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $10,000 at this time, your Account Value would be reduced to $50,000 - $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 - $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting Account Value, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the Account Value after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% x $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.

J.    Enhanced GWB — How the Optional Reset Works (may be elected prior to age 86)
Assume that a contract had an initial Purchase Payment of $100,000 and the fee is 0.55%. The initial Account Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350 (assuming you began withdrawing in your first year).
The Account Value on the third contract anniversary grew due to market performance to $148,350. Assume the fee remains at 0.55%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at 0.55%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $148,350, and the Annual Benefit Payment would become 7% x $148,350 = $10,385.
The Account Value on the sixth contract anniversary grew due to market performance to $179,859. Assume the fee has been increased to 0.60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would increase to 0.60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% x $179,859 = $12,590.
The Account Value on the ninth contract anniversary grew due to market performance to $282,582. Assume the fee is still 0.60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at 0.60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% x $282,582 = $19,781.

The period of time over which the Annual Benefit Payment may be taken would be lengthened.

K.     Enhanced GWB — How a One-Time Optional Reset May Increase the Benefit Base While Decreasing the Guaranteed Withdrawal Amount and Annual Benefit Payment
Assume that a contract had an initial Purchase Payment of $100,000. The initial Account Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.
Assume that the Benefit Base is reduced to $70,000 due to 5 years of withdrawing $7,000 each year, but also assume that, due to positive market performance, the Account Value at the end of 5 years is $80,000. If a one-time Optional Reset is elected, the Benefit Base would be reset from $70,000 to $80,000, the Guaranteed Withdrawal Amount would be reduced from $105,000 to $80,000, and the Annual Benefit Payment would be reduced from $7,350 to $5,600 ($80,000 x 7%). (If you elect Automatic Annual Resets, a reset will not occur if the Account Value is lower than the Guaranteed Withdrawal Amount.)
Under these circumstances, the one-time Optional Reset increases the Benefit Base (the remaining amount of money you are guaranteed to receive) by $10,000, but also reduces the Annual Benefit Payment, thereby lengthening the period of time over which you will receive the money. This Optional Reset also reduces the Guaranteed Withdrawal Amount, against which the GWB rider charge is calculated. If the GWB rider charge fee rate does not increase in connection with the Optional Reset, the reduced Guaranteed Withdrawal Amount will result in a reduction in the amount of the annual GWB rider charge.
L.    Enhanced GWB — Annual Benefit Payment Continuing When Account Value Reaches Zero
Assume that a contract had an initial Purchase Payment of $100,000. The initial Account Value would be $100,000, the initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%).
Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year and assume that the Account Value was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to you (equal, on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.
In this situation (assuming monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the contract would then be $105,000.

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APPENDIX F
Death Benefit Examples
The purpose of these examples is to illustrate the operation of the Principal Protection death benefit and the Annual Step-Up death benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a contract Owner and the investment experience of the Investment Portfolios chosen. The examples do not reflect the deduction of fees and expenses, withdrawal charges or income taxes and tax penalties.
Principal Protection Death Benefit
The purpose of this example is to show how partial withdrawals reduce the Principal Protection death benefit proportionately by the percentage reduction in Account Value attributable to each partial withdrawal.
		Date	Amount
A	Initial Purchase Payment	10/1/2020	$100,000
B	Account Value	10/1/2021 (First Contract Anniversary)	$104,000
C	Death Benefit	As of 10/1/2021	$104,000 (= greater of A and B)
D	Account Value	10/1/2022 (Second Contract Anniversary)	$90,000
E	Death Benefit	10/1/2022	$100,000 (= greater of A and D)
F	Withdrawal	10/2/2022	$9,000
G	Percentage Reduction in Account Value	10/2/2022	10% (= F/D)
H	Account Value after Withdrawal	10/2/2022	$81,000 (= D-F)
I	Purchase Payments Reduced for Withdrawal	As of 10/2/2022	$90,000 (= A-(A × G))
J	Death Benefit	10/2/2022	$90,000 (= greater of H and I)
Notes to Example
Purchaser is age 60 at issue.
The Account Values on 10/1/2022 and 10/2/2022 are assumed to be equal prior to the withdrawal.
F-1

Annual Step-Up Death Benefit
The purpose of this example is to show how partial withdrawals reduce the Annual Step-Up death benefit proportionately by the percentage reduction in Account Value attributable to each partial withdrawal.
		Date	Amount
A	Initial Purchase Payment	10/1/2020	$100,000
B	Account Value	10/1/2021 (First Contract Anniversary)	$104,000
C	Death Benefit (Highest Anniversary Value)	As of 10/1/2021	$104,000 (= greater of A and B)
D	Account Value	10/1/2022 (Second Contract Anniversary)	$90,000
E	Death Benefit (Highest Contract Year Anniversary)	10/1/2022	$104,000 (= greater of B and D)
F	Withdrawal	10/2/2022	$9,000
G	Percentage Reduction in Account Value	10/2/2022	10% (= F/D)
H	Account Value after Withdrawal	10/2/2022	$81,000 (= D-F)
I	Highest Anniversary Value Reduced for Withdrawal	As of 10/2/2022	$93,600 (= E-(E × G))
J	Death Benefit	10/2/2022	$93,600 (= greater of H and I)
Notes to Example
Purchaser is age 60 at issue.
The Account Values on 10/1/2022 and 10/2/2022 are assumed to be equal prior to the withdrawal.
F-2

Statement of Additional Information
Individual Variable Deferred Annuity Contract
issued by
Brighthouse Variable Annuity Account B
and
Brighthouse Life Insurance Company of NY
Class L and Class L - 4 Year (offered between November 22, 2004 and October 7, 2011)
This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectuses dated May 1, 2020, for the Individual Variable Deferred Annuity Contracts that are described herein.
The prospectuses concisely set forth information that a prospective investor ought to know before investing. For a copy of the prospectus write us at: P.O. Box 10366, Des Moines, Iowa 50306-0366, or call (800) 343-8496.
This Statement of Additional Information is dated May 1, 2020.
SAI-0520NYL
1

2

COMPANY
Brighthouse Life Insurance Company of NY (“BLNY” or the “Company”) is a stock life insurance company organized under the laws of the State of New York in 1992. Prior to March 6, 2017, BLNY was known as First MetLife Investors Insurance Company. (Prior to February 12, 2001, the Company was known as First Cova Life Insurance Company, and prior to June 1, 1995, it was known as First Xerox Life Insurance Company.) BLNY is licensed to conduct business only in the State of New York.
BLNY is a wholly-owned subsidiary of, and controlled by, Brighthouse Life Insurance Company (“BLIC”). BLIC is an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. Prior to August 4, 2017, the Company was an indirect, wholly-owned subsidiary of MetLife, Inc. On that date, MetLife, Inc. distributed approximately 80.8% of BHF’s common stock to holders of MetLife Inc.’s common stock, and BHF became a separate, publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuity and life insurance products in the United States. BLNY's executive offices are located at 285 Madison Avenue, New York, NY 10017.
Termination of Net Worth Maintenance Agreement with MetLife, Inc. On or about August 4, 2017, MetLife, Inc. (“MetLife”) terminated a net worth maintenance agreement with the Company. The net worth maintenance agreement was originally entered into between MetLife and the Company on December 31, 2002. Under the agreement, MetLife had agreed, without limitation as to the amount, to cause the Company to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis.
SERVICES
BLNY maintains certain books and records of Brighthouse Variable Annuity Account B (the “Separate Account”) and provides certain issuance and other administrative services for the Contracts. Pursuant to service agreements, certain other administrative and recordkeeping services for the Contracts as well as other contracts and policies issued by BLNY were performed by MetLife Services and Solutions, LLC for the period ended September 30, 2019, and by Computer Sciences Corporation for the period beginning October 1, 2019.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements comprising each of the Sub-Accounts of Brighthouse Variable Annuity Account B included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
The financial statements and related financial statement schedules of Brighthouse Life Insurance Company of NY included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 550 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202-4200.
INDEPENDENT AUDITORS
The consolidated financial statements of Metropolitan Tower Life Insurance Company and subsidiaries, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph related to Metropolitan Tower Life Insurance Company and subsidiaries being a member of a controlled group). Such consolidated financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
CUSTODIAN
Brighthouse Life Insurance Company of NY, 285 Madison Avenue, New York, NY 10017, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the
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collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.
DISTRIBUTION
Information about the distribution of the contracts is contained in the prospectus. (See “Other Information.”) Additional information is provided below.
Currently the contract is not available for new sales.
Brighthouse Securities, LLC (Distributor) serves as principal underwriter for the contracts. Distributor and the Company are affiliates because they are both under common control of Brighthouse Financial, Inc. Distributor’s home office is located at 11225 North Community House Road, Charlotte, NC 28277. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA). Distributor has entered into selling agreements with other broker-dealers (“selling firms”) and compensates them for their services.
The following table shows the amount of commissions paid to and the amount of commissions retained by the principal underwriter. MetLife Investors Distribution Company was the recipient of these commissions for the periods preceding March 6, 2017. Distributor was the recipient of these commissions thereafter.
Fiscal year	Aggregate Amount of Commissions Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor After Payments to Selling Firms
2019	$60,583,206	$0
2018	$51,344,997	$0
2017	$39,562,157	$0
Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the contracts.
As noted in the prospectus, we and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms during 2019 ranged from $200 to $830,531.* The amount of commissions paid to selected selling firms during 2019 ranged from $14 to $13,986,492. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected selling firms during 2019 ranged from $214 to $14,776,669.*
* For purposes of calculating this range, the additional compensation (non-commission) amounts received by a selling firm includes additional compensation received by the firm for the sale of insurance products issued by our affiliate Brighthouse Life Insurance Company.
The following list sets forth the names of selling firms that received additional compensation in 2019 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the contracts offered by the prospectus). The selling firms are listed in alphabetical order.
Advisor Group, Inc.
American Portfolios Financial Services, Inc
Ameritas Investment Corp
Ameriprise Financial Services, Inc.
Arvest Investments Inc
AXA Network LLC
BB&T Investment Division of BB&T Securities, LLC
Beaconsfield Financial Services, Inc.
Benjamin R. Edwards & Co.
Berthel Fisher Company
BOK Financial Advisors
Cadaret Grant & Co., Inc
Calton & Associates Inc.
Cambridge Investment Research, Inc.
Capital Investments Group, Inc.
Centaurus Financial, Inc.
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
CFD Investment, Inc.
Citigroup Global Markets, Inc.
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Commonwealth Financial Network
Community America Financial Solutions, LLC
CUNA Brokerage Services
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Equity Services, Inc.
First Citizens Investment Services, Inc.
First Command Financial Planning, Inc.
Founders Financial Securities, LLC
FTB Advisors, Inc.
Girard Securities, Inc.
GWN Securities Corporation
Hazard & Siegel, Inc.
H. Beck, Inc.
H. D. Vest Investment Services, Inc.
J.J.B Hilliard, W.L. Lyons, LLC
Independent Financial Group
Infinex Investments, Inc.
Infinity Financial Services
Investacorp, Inc.
Janney Montgomery Scott, LLC
J.W. Cole Financial, Inc.
Kestra Investment Services, LLC
Key Investment Services LLC
KMS Financial Services, Inc.
Kovack Securities, Inc.
Ladenburg Thalmann Financial Services, Inc.
Lincoln Investment Planning Inc.
LPL Financial Corp. Affiliates
Lion Street Financial, LLC
Lucia Securities, LLC
Merrill Lynch, Inc.
MML Investors Services, LLC
Morgan Stanley Smith Barney, LLC
Money Concepts Capital Corp
Navy Federal Brokerage Services, LLC
NEXT Financial Group, Inc.
Park Avenue Securities LLC
Parkland Securities, LLC
PFS Investments Inc.
ProEquities, Inc.
Purshe Kaplan Sterling Investments, Inc.
Questar Capital Corporation
Raymond James & Associates, Inc.
RBC Wealth Management
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Securities America, Inc.
Securities Service Network
Sigma Financial Corporation
Signator Investors, Inc.
Simplicity Financial Services
Stifel, Nicolaus & Company, Incorporated
Summit Brokerage Services, Inc.
SWBC Investment Services, LLC
Synovus Securities, Inc.
TFS Securities, Inc.
The Investment Center, Inc.
The Leader’s Group, Inc.
Transamerica financial Advisors, Inc.
Triad Advisors, Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
United Planners Financial Services
ValMark Securities, Inc.
Voya Financial Advisors, Inc.
Wells Fargo Advisors, LLC
Woodbury Financial Services, Inc.
There are other broker dealers who receive compensation for servicing our contracts, and the Account Value of the contracts or the amount of added Purchase Payments received may be included in determining their additional compensation, if any.
Reduction or Elimination of the Withdrawal Charge
The amount of the withdrawal charge on the contracts may be reduced or eliminated when sales of the contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the withdrawal charge will be determined by the Company after examination of all the relevant factors such as:
1.	The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of contracts with fewer sales contacts.
2.	The total amount of Purchase Payments to be received will be considered. Per contract sales expenses are likely to be less on larger Purchase Payments than on smaller ones.
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3.	Any prior or existing relationship with the Company will be considered. Per contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the contract with fewer sales contacts.
4.	There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.
If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction or elimination of the withdrawal charge.
The withdrawal charge may be eliminated when the contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction or elimination of the withdrawal charge be permitted where the reduction or elimination will be unfairly discriminatory to any person. In lieu of a withdrawal charge waiver, we may provide an Account Value credit.
CALCULATION OF PERFORMANCE INFORMATION
Total Return
From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an Investment Portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit value at the beginning of the period.
Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the Separate Account product charges (including certain death benefit rider charges), the expenses for the underlying Investment Portfolio being advertised, and any applicable account fee, withdrawal charges, Enhanced Death Benefit rider charge, and/or GMIB, GWB or GMAB rider charge. For purposes of calculating performance information, the Enhanced Death Benefit rider charge and the GWB rider charge may be reflected as a percentage of Account Value or other theoretical benefit base. Premium taxes are not reflected. The deduction of such charges would reduce any percentage increase or make greater any percentage decrease.
The hypothetical value of a contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 Purchase Payment, and deducting any applicable account fee and any applicable sales charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 Purchase Payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:
        P (1 + T)n  =  ERV
Where:
         P  =  a hypothetical initial payment of $1,000
         T  =  average annual total return
         n  =  number of years
ERV =	ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods used.
The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any applicable withdrawal charge, GMIB, GWB, or GMAB rider charge. Premium taxes are not reflected. The deduction of such charges would reduce any percentage increase or make greater any percentage decrease.
Owners should note that the investment results of each Investment Portfolio will fluctuate over time, and any presentation of the Investment Portfolio’s total return for any period should not be considered as a representation of what an investment may earn or what the total return may be in any future period.
Historical Unit Values
The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.
In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the against established market indices
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such as the Standard & Poor’s 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the Investment Portfolio being compared. The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor’s 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.
Reporting Agencies
The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.
The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of thousands of investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company’s sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.
The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.
Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.
ANNUITY PROVISIONS
Variable Annuity
A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount in proportion to the amount that the net investment factor exceeds the assumed investment return selected.
The Adjusted Contract Value (the Account Value, less any applicable premium taxes, account fee, and any prorated rider charge) will be applied to the applicable Annuity Table to determine the first Annuity Payment. The Adjusted Contract Value is determined on the annuity calculation date, which is a Business Day no more than five (5) Business Days before the Annuity Date. The dollar amount of the first variable Annuity Payment is determined as follows: The first variable Annuity Payment will be based upon the Annuity Option elected, the Annuitant’s age, the Annuitant's sex (where permitted by law), and the appropriate variable Annuity Option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase for the assumed investment return and Annuity Option elected. If, as of the annuity calculation date, the then current variable Annuity Option rates applicable to this class of contracts provide a first Annuity Payment greater than that which is guaranteed under the same Annuity Option under this contract, the greater payment will be made.
The dollar amount of variable Annuity Payments after the first payment is determined as follows:
1.	the dollar amount of the first variable Annuity Payment is divided by the value of an Annuity Unit for each applicable Investment Portfolio as of the annuity calculation date. This establishes the number of Annuity Units for each monthly payment. The number of Annuity Units for each applicable Investment Portfolio remains fixed during the annuity period, unless you transfer values from the Investment Portfolio to another Investment Portfolio;
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2.	the fixed number of Annuity Units per payment in each Investment Portfolio is multiplied by the Annuity Unit value for that Investment Portfolio for the Business Day for which the Annuity Payment is being calculated. This result is the dollar amount of the payment for each applicable Investment Portfolio, less any account fee. The account fee will be deducted pro rata out of each Annuity Payment.
The total dollar amount of each variable Annuity Payment is the sum of all Investment Portfolio variable Annuity Payments.
Annuity Unit — The initial Annuity Unit value for each Investment Portfolio of the Separate Account was set by us.
The subsequent Annuity Unit value for each Investment Portfolio is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the Investment Portfolio for the current Business Day and multiplying the result by a factor for each day since the last Business Day which represents the daily equivalent of the AIR you elected.
(1) the dollar amount of the first Annuity Payment is divided by the value of an Annuity Unit as of the Annuity Date. This establishes the number of Annuity Units for each monthly payment. The number of Annuity Units remains fixed during the Annuity Payment period.
(2) the fixed number of Annuity Units is multiplied by the Annuity Unit value for the last valuation period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment.
Net Investment Factor — The net investment factor for each Investment Portfolio is determined by dividing A by B and multiplying by (1-C) where:
A is (i)	the net asset value per share of the portfolio at the end of the current Business Day; plus
(ii)	any dividend or capital gains per share declared on behalf of such portfolio that has an ex-dividend date as of the current Business Day.
B is	the net asset value per share of the portfolio for the immediately preceding Business Day.
C is (i)	the Separate Account product charges and for each day since the last Business Day. The daily charge is equal to the annual Separate Account product charges divided by 365; plus
(ii)	a charge factor, if any, for any taxes or any tax reserve we have established as a result of the operation of the Separate Account.
Transfers During the Annuity Phase:
•	You may not make a transfer from the fixed Annuity Option to the variable Annuity Option;
•	Transfers among the subaccounts will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the subaccount to which the transfer is made, so that the next Annuity Payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, Annuity Payments will reflect changes in the value of the new Annuity Units; and
•	You may make a transfer from the variable Annuity Option to the fixed Annuity Option. The amount transferred from a subaccount of the Separate Account will be equal to the product of “(a)” multiplied by “(b)” multiplied by “(c)”, where (a) is the number of Annuity Units representing your interest in the subaccount per Annuity Payment; (b) is the Annuity Unit value for the subaccount; and (c) is the present value of $1.00 per payment period for the remaining annuity benefit period based on the attained age of the Annuitant at the time of transfer, calculated using the same actuarial basis as the variable annuity rates applied on the Annuity Date for the Annuity Option elected. Amounts transferred to the fixed Annuity Option will be applied under the Annuity Option elected at the attained age of the Annuitant at the time of the transfer using the fixed Annuity Option table. If at the time of transfer, the then current fixed Annuity Option rates applicable to this class of contracts provide a greater payment, the greater payment will be made. All amounts and Annuity Unit values will be determined as of the end of the Business Day on which the Company receives a notice.
Fixed Annuity
A fixed annuity is a series of payments made during the Annuity Phase which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The Adjusted Contract Value is determined on the annuity calculation date, which
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is a Business Day no more than five (5) Business Days before the Annuity Date. This value will be used to determine a fixed Annuity Payment. The monthly Annuity Payment will be based upon the Annuity Option elected, the Annuitant's age, the Annuitant's sex (where permitted by law), and the appropriate Annuity Option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase. If, as of the annuity calculation date, the then current Annuity Option rates applicable to this class of contracts provide an Annuity Payment greater than that which is guaranteed under the same Annuity Option under this contract, the greater payment will be made.
Mortality and Expense Guarantee
The Company guarantees that the dollar amount of each Annuity Payment after the first Annuity Payment will not be affected by variations in mortality or expense experience.
LEGAL OR REGULATORY RESTRICTIONS ON TRANSACTIONS
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company may also be required to block a contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, death benefits or continue making Annuity Payments until instructions are received from the appropriate regulator.
ADDITIONAL FEDERAL TAX CONSIDERATIONS
Non-Qualified Contracts
Diversification. In order for your Non-Qualified Contract to be considered an annuity contract for federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Failure to meet these standards would result in immediate taxation to contract Owners of gains under their contracts. Inadvertent failure to meet these standards may be correctable.
Changes to Tax Rules and Interpretations
Changes to applicable tax rules and interpretations can adversely affect the tax treatment of your contract. These changes may take effect retroactively.
We reserve the right to amend your contract where necessary to maintain its status as a variable annuity contract under federal tax law and to protect you and other contract Owners in the Investment Portfolios from adverse tax consequences.
Tax on Net Investment Income
The 3.8% tax on net investment income described in the Prospectus when added to the top tax bracket for ordinary income of 37.0% will result in a top tax rate of 40.08% on investment income.
Qualified Contracts
Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for contract Owners and plan participants.
Types of Qualified Plans
The following list includes individual account-type plans which may hold an annuity contract as described in the Prospectus. Except for Traditional IRAs, they are established by an employer for participation of its employees.
IRA
A traditional IRA is established by an individual under Section 408(a) or 408(b) of the Code. See also Roth IRAs below.
SIMPLE IRA
Established by a for-profit employer with 100 or fewer employees that does not maintain another retirement plan. A SIMPLE IRA, established under section 408(p) of the Code, is based on IRA accounts for each participant.
SEP
Established by a for-profit employer under Section 408(k) of the Code, based on IRA accounts for each participant. Generally, only employers make contributions. If the SEP IRA permits non-SEP contributions, an employee can make regular IRA contributions (including IRA catch up contributions) to the SEP IRA, up to the maximum annual limit.
401(k), 401(a)
Established by for-profit employers, Section 501(c)(3) tax exempt and non-tax exempt entities, Indian Tribes.
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403(b) or Tax Sheltered Annuity (“TSA”)
Established by Section 501(c)(3) tax exempt entities, public schools (K-12), public colleges, universities, churches, synagogues and mosques.
457(b) - Governmental Sponsor
Established by state and local governments, public schools (K-12), public colleges and universities.
457(b) - Non-Governmental Sponsor
Established by a tax-exempt entity. Under a non-governmental plan, which must be a tax-exempt entity under Section 501(c) of the Code, all investments of the plan are owned by and are subject to the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.
Additional Information Regarding 457(b) Plans
A 457(b) plan may provide a one-time election to make special one-time “catch-up” contributions in one or more of the participant’s last three taxable years ending before the participant’s normal retirement age under the plan. Participants in governmental 457(b) plans may make two types of catch up contributions, the age 50 or older catch-up and the special one-time catch-up contribution. However, both catch up contribution types cannot be made in the same taxable year. In general, contribution limits with respect to elective deferral and to age 50 plus catch-up contributions are not aggregated with contributions under the other types of qualified plans for the purposes of determining the limitations applicable to participants.
403(a) Annuity Plans
Similar in structure to 401(a) plans except that, instead of trusts, annuity contracts are the funding vehicle.
Roth Accounts
Individual or employee plan contributions made to certain plans on an after-tax basis. An IRA may be established as a Roth IRA under Section 408A, and 401(k), 403(b) and 457(b) plans may provide for Roth accounts. Contributions to a Roth IRA are limited based on the level of your modified adjusted gross income.
Comparison of Plan Limits for Individual Contributions:
(1)	IRA: elective contribution to all traditional and Roth IRAs: $6,000; catch-up contribution: $1,000
(2)	SIMPLE: elective contribution: $13,500; catch-up contribution: $3,000
(3)	401(k) : elective contribution: $19,500; catch-up contribution: $6,500
(4)	SEP/401(a): (employer contributions only)
(5)	403(b) (TSA): elective contribution: $19,500; catch-up contribution: $6,500
(6)	457(b) : elective contribution: $19,500; catch-up contribution: $6,500
Dollar limits are for 2020 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions such that total annual plan contributions do not exceed the lesser of $57,000 and 100% of an employee’s compensation for 2020.
ERISA
If your plan is subject to ERISA and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your contract may be subject to your spouse’s rights as described below.
Generally, the spouse must give qualified consent whenever you:
(a)	choose income payments other than on a qualified joint and survivor annuity basis (“QJSA”) (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit (“QPSA”) (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);
(b)	make certain withdrawals under plans for which a qualified consent is required;
(c)	name someone other than the spouse as your Beneficiary; or
(d)	use your accrued benefit as security for a loan exceeding $5,000.
Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledge the
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identity of the designated Beneficiary and the form of benefit be selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your Beneficiary unless he or she has given a qualified consent otherwise.
The qualified consent to waive the QPSA benefit and the Beneficiary designation must be made in writing that acknowledges the designated Beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of Beneficiary designations as long as a qualified consent accompanies each designation. The waiver of, and the qualified consent for, the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death.
If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.
Federal Estate Taxes
While no attempt is being made to discuss the federal estate tax implications of the contract, you should bear in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.
Annuity Purchase Payments By Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.
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CONDENSED FINANCIAL INFORMATION
The following charts list the Condensed Financial Information (the accumulation unit value information for the accumulation units outstanding) for contracts issued as of December 31, 2019. See “Purchase - Accumulation Units” in the prospectus for information on how accumulation unit values are calculated. The charts present accumulation unit values based upon which riders you select. The charts are in addition to the charts in the prospectus.

Class L
1.70% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse Funds Trust I
AB Global Dynamic Allocation Sub-Account (Class B)
04/30/2012 to 12/31/2012	10.188418	10.515091	65,790.2496
01/01/2013 to 12/31/2013	10.515091	11.490127	65,252.2241
01/01/2014 to 12/31/2014	11.490127	12.126533	64,978.7543
01/01/2015 to 12/31/2015	12.126533	11.991176	63,909.1946
01/01/2016 to 12/31/2016	11.991176	12.212986	68,907.6028
01/01/2017 to 12/31/2017	12.212986	13.642936	62,979.8624
01/01/2018 to 12/31/2018	13.642936	12.476909	60,345.9158
01/01/2019 to 12/31/2019	12.476909	14.483746	48,266.9265
American Funds® Balanced Allocation Sub-Account (Class C)
01/01/2010 to 12/31/2010	8.896655	9.810440	566,800.0656
01/01/2011 to 12/31/2011	9.810440	9.440218	788,297.6003
01/01/2012 to 12/31/2012	9.440218	10.535816	783,781.0960
01/01/2013 to 12/31/2013	10.535816	12.277863	725,364.0728
01/01/2014 to 12/31/2014	12.277863	12.801090	709,639.8758
01/01/2015 to 12/31/2015	12.801090	12.496508	689,624.4595
01/01/2016 to 12/31/2016	12.496508	13.245376	780,742.7231
01/01/2017 to 12/31/2017	13.245376	15.217947	756,424.6089
01/01/2018 to 12/31/2018	15.217947	14.314982	620,175.4610
01/01/2019 to 12/31/2019	14.314982	16.821784	420,593.4862
American Funds® Growth Allocation Sub-Account (Class C)
01/01/2010 to 12/31/2010	8.363656	9.331438	205,951.2686
01/01/2011 to 12/31/2011	9.331438	8.740243	209,997.6623
01/01/2012 to 12/31/2012	8.740243	9.980552	200,128.3227
01/01/2013 to 12/31/2013	9.980552	12.276064	197,817.0390
01/01/2014 to 12/31/2014	12.276064	12.840078	184,911.2132
01/01/2015 to 12/31/2015	12.840078	12.528224	179,100.1388
01/01/2016 to 12/31/2016	12.528224	13.420501	166,563.6218
01/01/2017 to 12/31/2017	13.420501	16.011551	172,458.5396
01/01/2018 to 12/31/2018	16.011551	14.832065	134,960.5541
01/01/2019 to 12/31/2019	14.832065	18.028722	119,686.8162
American Funds® Growth Sub-Account (Class C)
01/01/2010 to 12/31/2010	7.848451	9.130326	208,029.8770
01/01/2011 to 12/31/2011	9.130326	8.563666	263,554.7806
01/01/2012 to 12/31/2012	8.563666	9.884458	257,252.2985
01/01/2013 to 12/31/2013	9.884458	12.612403	227,292.0347
01/01/2014 to 12/31/2014	12.612403	13.414557	218,931.0593
01/01/2015 to 12/31/2015	13.414557	14.044549	202,923.4628
01/01/2016 to 12/31/2016	14.044549	15.064238	184,959.0424
01/01/2017 to 12/31/2017	15.064238	18.943568	161,432.7479
01/01/2018 to 12/31/2018	18.943568	18.529538	143,291.3149
01/01/2019 to 12/31/2019	18.529538	23.743937	121,963.1996
12

CONDENSED FINANCIAL INFORMATION (continued)
1.70% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
American Funds® Moderate Allocation Sub-Account (Class C)
01/01/2010 to 12/31/2010	9.304391	10.053851	372,821.2641
01/01/2011 to 12/31/2011	10.053851	9.903644	379,813.3304
01/01/2012 to 12/31/2012	9.903644	10.791138	352,375.0210
01/01/2013 to 12/31/2013	10.791138	12.043688	362,807.9113
01/01/2014 to 12/31/2014	12.043688	12.562312	345,307.5325
01/01/2015 to 12/31/2015	12.562312	12.260885	334,167.3582
01/01/2016 to 12/31/2016	12.260885	12.899594	319,445.9011
01/01/2017 to 12/31/2017	12.899594	14.327049	222,101.3882
01/01/2018 to 12/31/2018	14.327049	13.603227	197,242.1406
01/01/2019 to 12/31/2019	13.603227	15.534709	145,082.7728
AQR Global Risk Balanced Sub-Account (Class B)
04/30/2012 to 12/31/2012	11.118844	11.501942	70,679.8862
01/01/2013 to 12/31/2013	11.501942	10.924562	65,869.4805
01/01/2014 to 12/31/2014	10.924562	11.169773	63,688.7517
01/01/2015 to 12/31/2015	11.169773	9.930173	56,915.0961
01/01/2016 to 12/31/2016	9.930173	10.637649	50,893.2934
01/01/2017 to 12/31/2017	10.637649	11.484040	48,583.1363
01/01/2018 to 12/31/2018	11.484040	10.572667	46,238.6415
01/01/2019 to 12/31/2019	10.572667	12.464782	35,763.7649
BlackRock Global Tactical Strategies Sub-Account (Class B)
04/30/2012 to 12/31/2012	9.944106	10.245474	177,977.2214
01/01/2013 to 12/31/2013	10.245474	11.111140	189,938.6591
01/01/2014 to 12/31/2014	11.111140	11.570088	191,403.4476
01/01/2015 to 12/31/2015	11.570088	11.362683	183,563.8433
01/01/2016 to 12/31/2016	11.362683	11.666197	176,678.8011
01/01/2017 to 12/31/2017	11.666197	12.996573	167,560.6971
01/01/2018 to 12/31/2018	12.996573	11.858421	161,907.4840
01/01/2019 to 12/31/2019	11.858421	14.063185	147,491.2151
BlackRock High Yield Sub-Account (Class B)
01/01/2010 to 12/31/2010	17.474901	19.890213	27,772.9254
01/01/2011 to 12/31/2011	19.890213	20.014124	43,349.5435
01/01/2012 to 12/31/2012	20.014124	22.929971	46,094.5129
01/01/2013 to 12/31/2013	22.929971	24.647538	41,500.0998
01/01/2014 to 12/31/2014	24.647538	25.030585	41,707.7889
01/01/2015 to 12/31/2015	25.030585	23.612687	40,161.7678
01/01/2016 to 12/31/2016	23.612687	26.459687	32,147.2613
01/01/2017 to 12/31/2017	26.459687	28.033530	28,273.8749
01/01/2018 to 12/31/2018	28.033530	26.766535	27,050.0051
01/01/2019 to 12/31/2019	26.766535	30.224021	25,838.8338
Brighthouse Asset Allocation 100 Sub-Account (Class B)
01/01/2010 to 12/31/2010	9.945388	11.391304	55,393.7953
01/01/2011 to 12/31/2011	11.391304	10.552787	73,772.9367
01/01/2012 to 12/31/2012	10.552787	12.110842	72,201.8873
01/01/2013 to 12/31/2013	12.110842	15.420093	74,348.3829
01/01/2014 to 12/31/2014	15.420093	15.931601	71,666.4600
01/01/2015 to 12/31/2015	15.931601	15.348487	66,880.8563
01/01/2016 to 12/31/2016	15.348487	16.444579	58,988.9353
01/01/2017 to 12/31/2017	16.444579	19.876267	70,684.8747
01/01/2018 to 12/31/2018	19.876267	17.572664	61,187.4681
01/01/2019 to 12/31/2019	17.572664	22.024320	59,765.0242
13

CONDENSED FINANCIAL INFORMATION (continued)
1.70% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse Balanced Plus Sub-Account (Class B)
04/30/2012 to 12/31/2012	9.970977	10.412592	191,617.5059
01/01/2013 to 12/31/2013	10.412592	11.707308	217,821.7584
01/01/2014 to 12/31/2014	11.707308	12.620486	222,042.7627
01/01/2015 to 12/31/2015	12.620486	11.900565	215,898.4527
01/01/2016 to 12/31/2016	11.900565	12.678679	201,654.5509
01/01/2017 to 12/31/2017	12.678679	14.750840	205,335.7790
01/01/2018 to 12/31/2018	14.750840	13.433206	188,394.2226
01/01/2019 to 12/31/2019	13.433206	16.319049	163,378.3687
Brighthouse Small Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	14.670540	17.293298	25,309.2585
01/01/2011 to 12/31/2011	17.293298	15.474716	29,545.3811
01/01/2012 to 12/31/2012	15.474716	17.948868	29,289.1911
01/01/2013 to 12/31/2013	17.948868	23.372214	25,834.2943
01/01/2014 to 12/31/2014	23.372214	23.372395	25,002.2508
01/01/2015 to 12/31/2015	23.372395	21.735600	23,895.3872
01/01/2016 to 12/31/2016	21.735600	28.048371	19,535.6063
01/01/2017 to 12/31/2017	28.048371	30.803191	18,758.0252
01/01/2018 to 12/31/2018	30.803191	25.668063	17,790.1651
01/01/2019 to 12/31/2019	25.668063	32.497360	16,348.2335
Brighthouse/Aberdeen Emerging Markets Equity Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.198371	12.398539	234,913.9020
01/01/2011 to 12/31/2011	12.398539	9.909879	294,715.4067
01/01/2012 to 12/31/2012	9.909879	11.582864	297,947.8113
01/01/2013 to 12/31/2013	11.582864	10.820375	303,199.2190
01/01/2014 to 12/31/2014	10.820375	9.944246	270,703.0227
01/01/2015 to 12/31/2015	9.944246	8.426126	283,076.3860
01/01/2016 to 12/31/2016	8.426126	9.236944	247,145.1204
01/01/2017 to 12/31/2017	9.236944	11.654382	220,006.3600
01/01/2018 to 12/31/2018	11.654382	9.832048	228,748.2005
01/01/2019 to 12/31/2019	9.832048	11.672024	208,940.4640
Brighthouse/Eaton Vance Floating Rate Sub-Account (Class B)
05/03/2010 to 12/31/2010	9.997671	10.201985	12,067.5720
01/01/2011 to 12/31/2011	10.201985	10.231789	19,605.6955
01/01/2012 to 12/31/2012	10.231789	10.795791	20,985.6489
01/01/2013 to 12/31/2013	10.795791	11.020980	60,575.6256
01/01/2014 to 12/31/2014	11.020980	10.914961	54,485.0935
01/01/2015 to 12/31/2015	10.914961	10.641364	51,256.4539
01/01/2016 to 12/31/2016	10.641364	11.431700	47,182.2660
01/01/2017 to 12/31/2017	11.431700	11.652839	41,939.9249
01/01/2018 to 12/31/2018	11.652839	11.490918	34,173.7271
01/01/2019 to 12/31/2019	11.490918	12.091193	33,289.6126
Brighthouse/Franklin Low Duration Total Return Sub-Account (Class B)
05/02/2011 to 12/31/2011	9.987672	9.747194	0.0000
01/01/2012 to 12/31/2012	9.747194	10.003456	2,661.1551
01/01/2013 to 12/31/2013	10.003456	9.948991	108,714.2971
01/01/2014 to 12/31/2014	9.948991	9.884750	117,354.1239
01/01/2015 to 12/31/2015	9.884750	9.657634	144,568.8357
01/01/2016 to 12/31/2016	9.657634	9.792357	119,840.5295
01/01/2017 to 12/31/2017	9.792357	9.755947	122,771.2431
01/01/2018 to 12/31/2018	9.755947	9.632471	58,462.9316
01/01/2019 to 12/31/2019	9.632471	9.909134	62,929.1930
14

CONDENSED FINANCIAL INFORMATION (continued)
1.70% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse/Templeton International Bond Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.875255	12.139976	4,325.2768
01/01/2011 to 12/31/2011	12.139976	11.896288	7,025.1171
01/01/2012 to 12/31/2012	11.896288	13.365653	6,777.2708
01/01/2013 to 12/31/2013	13.365653	13.276677	10,467.8503
01/01/2014 to 12/31/2014	13.276677	13.201749	9,617.8736
01/01/2015 to 12/31/2015	13.201749	12.439278	9,831.7966
01/01/2016 to 12/31/2016	12.439278	12.336560	10,116.6199
01/01/2017 to 12/31/2017	12.336560	12.146137	10,547.6423
01/01/2018 to 12/31/2018	12.146137	12.060082	9,445.4390
01/01/2019 to 12/31/2019	12.060082	11.995234	10,018.9807
Clarion Global Real Estate Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.246189	13.979123	105,077.2178
01/01/2011 to 12/31/2011	13.979123	12.976144	128,487.8063
01/01/2012 to 12/31/2012	12.976144	16.071691	118,600.1936
01/01/2013 to 12/31/2013	16.071691	16.361006	113,034.4311
01/01/2014 to 12/31/2014	16.361006	18.219333	104,287.2704
01/01/2015 to 12/31/2015	18.219333	17.661157	89,478.9740
01/01/2016 to 12/31/2016	17.661157	17.515237	81,579.3392
01/01/2017 to 12/31/2017	17.515237	19.071237	78,857.5736
01/01/2018 to 12/31/2018	19.071237	17.127041	75,435.5646
01/01/2019 to 12/31/2019	17.127041	21.016041	61,033.5342
Harris Oakmark International Sub-Account (Class B)
01/01/2010 to 12/31/2010	16.954259	19.405629	66,266.9627
01/01/2011 to 12/31/2011	19.405629	16.359204	77,165.0753
01/01/2012 to 12/31/2012	16.359204	20.786563	71,744.2011
01/01/2013 to 12/31/2013	20.786563	26.667256	60,517.3021
01/01/2014 to 12/31/2014	26.667256	24.699703	66,707.3975
01/01/2015 to 12/31/2015	24.699703	23.185213	60,988.6653
01/01/2016 to 12/31/2016	23.185213	24.658455	57,916.1237
01/01/2017 to 12/31/2017	24.658455	31.621070	47,031.8067
01/01/2018 to 12/31/2018	31.621070	23.632986	52,108.7887
01/01/2019 to 12/31/2019	23.632986	28.931483	48,148.7448
Invesco Balanced-Risk Allocation Sub-Account (Class B)
04/30/2012 to 12/31/2012	1.010663	1.045831	52,994.9679
01/01/2013 to 12/31/2013	1.045831	1.047337	236,723.2101
01/01/2014 to 12/31/2014	1.047337	1.087147	223,735.7783
01/01/2015 to 12/31/2015	1.087147	1.023876	243,449.4210
01/01/2016 to 12/31/2016	1.023876	1.124561	230,040.0604
01/01/2017 to 12/31/2017	1.124561	1.216227	200,278.1189
01/01/2018 to 12/31/2018	1.216227	1.118675	189,596.2585
01/01/2019 to 12/31/2019	1.118675	1.267870	176,766.5126
Invesco Comstock Sub-Account (Class B)
01/01/2010 to 12/31/2010	8.964934	10.123079	43,443.0012
01/01/2011 to 12/31/2011	10.123079	9.805176	66,685.6370
01/01/2012 to 12/31/2012	9.805176	11.415893	62,848.1215
01/01/2013 to 12/31/2013	11.415893	15.195357	59,339.6239
01/01/2014 to 12/31/2014	15.195357	16.330397	52,920.7703
01/01/2015 to 12/31/2015	16.330397	15.096452	52,537.5622
01/01/2016 to 12/31/2016	15.096452	17.409352	37,500.8314
01/01/2017 to 12/31/2017	17.409352	20.201278	35,805.1042
01/01/2018 to 12/31/2018	20.201278	17.444978	30,652.8360
01/01/2019 to 12/31/2019	17.444978	21.431067	30,689.9233
15

CONDENSED FINANCIAL INFORMATION (continued)
1.70% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Invesco Small Cap Growth Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.469523	15.469377	50,909.1683
01/01/2011 to 12/31/2011	15.469377	15.044709	57,940.4032
01/01/2012 to 12/31/2012	15.044709	17.486156	55,908.4273
01/01/2013 to 12/31/2013	17.486156	24.098401	52,355.6936
01/01/2014 to 12/31/2014	24.098401	25.566439	50,536.3782
01/01/2015 to 12/31/2015	25.566439	24.705705	49,088.8926
01/01/2016 to 12/31/2016	24.705705	27.066666	45,483.7473
01/01/2017 to 12/31/2017	27.066666	33.353081	41,152.4112
01/01/2018 to 12/31/2018	33.353081	29.821121	40,521.2356
01/01/2019 to 12/31/2019	29.821121	36.474816	38,818.5416
JPMorgan Core Bond Sub-Account (Class B)
04/29/2013 to 12/31/2013	11.065340	10.504568	179,617.1624
01/01/2014 to 12/31/2014	10.504568	10.853381	198,722.0799
01/01/2015 to 12/31/2015	10.853381	10.721965	192,472.9734
01/01/2016 to 12/31/2016	10.721965	10.776295	173,709.3682
01/01/2017 to 12/31/2017	10.776295	10.946010	166,330.3577
01/01/2018 to 12/31/2018	10.946010	10.762816	153,295.6099
01/01/2019 to 12/31/2019	10.762816	11.450632	153,187.3339
JPMorgan Core Bond Sub-Account (Class B) (formerly JPMorgan Core Bond Sub-Account (Class C) and before that American Funds® Bond Sub-Account (Class C))
01/01/2010 to 12/31/2010	9.848047	10.272748	127,853.8400
01/01/2011 to 12/31/2011	10.272748	10.684718	148,445.0282
01/01/2012 to 12/31/2012	10.684718	11.020045	168,908.9524
01/01/2013 to 04/26/2013	11.020045	10.991333	0.0000
JPMorgan Global Active Allocation Sub-Account (Class B)
04/30/2012 to 12/31/2012	1.012718	1.047873	48,680.1488
01/01/2013 to 12/31/2013	1.047873	1.143398	531,239.7615
01/01/2014 to 12/31/2014	1.143398	1.202541	502,235.1289
01/01/2015 to 12/31/2015	1.202541	1.192843	480,283.8956
01/01/2016 to 12/31/2016	1.192843	1.206780	448,342.5647
01/01/2017 to 12/31/2017	1.206780	1.384133	66,826.3217
01/01/2018 to 12/31/2018	1.384133	1.262869	50,852.2747
01/01/2019 to 12/31/2019	1.262869	1.451570	34,159.8830
JPMorgan Global Active Allocation Sub-Account (Class B) (formerly Allianz Global Investors Dynamic Multi-Asset Plus Sub-Account (Class B))
04/28/2014 to 12/31/2014	0.996809	1.038256	0.0000
01/01/2015 to 12/31/2015	1.038256	1.010713	0.0000
01/01/2016 to 12/31/2016	1.010713	1.013500	0.0000
01/01/2017 to 12/31/2017	1.013500	1.150797	0.0000
01/01/2018 to 04/30/2018	1.150797	1.121166	0.0000
Loomis Sayles Global Allocation Sub-Account (Class B) (formerly Loomis Sayles Global Markets Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.721656	12.861435	47,136.4191
01/01/2011 to 12/31/2011	12.861435	12.457570	56,846.7084
01/01/2012 to 12/31/2012	12.457570	14.320073	48,200.8457
01/01/2013 to 12/31/2013	14.320073	16.490154	36,148.9308
01/01/2014 to 12/31/2014	16.490154	16.774291	34,161.7556
01/01/2015 to 12/31/2015	16.774291	16.693997	31,480.7725
01/01/2016 to 12/31/2016	16.693997	17.196660	25,569.2764
01/01/2017 to 12/31/2017	17.196660	20.791155	22,870.9370
01/01/2018 to 12/31/2018	20.791155	19.337530	22,333.9276
01/01/2019 to 12/31/2019	19.337530	24.244574	20,442.3523
16

CONDENSED FINANCIAL INFORMATION (continued)
1.70% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Loomis Sayles Growth Sub-Account (Class B) (formerly ClearBridge Aggressive Growth Sub-Account (Class B))
01/01/2010 to 12/31/2010	6.030462	7.339169	18,438.2966
01/01/2011 to 12/31/2011	7.339169	7.450037	116,186.6790
01/01/2012 to 12/31/2012	7.450037	8.679293	116,709.6246
01/01/2013 to 12/31/2013	8.679293	12.424274	146,050.5013
01/01/2014 to 12/31/2014	12.424274	14.522602	186,091.5821
01/01/2015 to 12/31/2015	14.522602	13.701458	188,018.9138
01/01/2016 to 12/31/2016	13.701458	13.831577	166,670.8084
01/01/2017 to 12/31/2017	13.831577	16.102450	154,414.6884
01/01/2018 to 12/31/2018	16.102450	14.712204	140,678.9322
01/01/2019 to 12/31/2019	14.712204	17.873307	124,568.2422
Loomis Sayles Growth Sub-Account (Class B) (formerly ClearBridge Aggressive Growth Sub-Account (Class B) and before that ClearBridge Aggressive Growth Sub-Account II (Class B))
05/03/2010 to 12/31/2010	138.959822	142.621142	919.9449
01/01/2011 to 12/31/2011	142.621142	129.641895	1,782.7063
01/01/2012 to 12/31/2012	129.641895	156.141071	1,622.6602
01/01/2013 to 12/31/2013	156.141071	197.698607	1,732.8998
01/01/2014 to 04/25/2014	197.698607	205.670490	0.0000
Loomis Sayles Growth Sub-Account (Class B) (formerly ClearBridge Aggressive Growth Sub-Account (Class B) and before that Legg Mason Value Equity Sub-Account (Class B))
01/01/2010 to 12/31/2010	6.229921	6.574211	83,357.4729
01/01/2011 to 04/29/2011	6.574211	6.983591	0.0000
MetLife Multi-Index Targeted Risk Sub-Account (Class B)
04/29/2013 to 12/31/2013	10.781562	11.250795	0.0000
01/01/2014 to 12/31/2014	11.250795	12.085520	0.0000
01/01/2015 to 12/31/2015	12.085520	11.737809	0.0000
01/01/2016 to 12/31/2016	11.737809	12.043264	6,769.9243
01/01/2017 to 12/31/2017	12.043264	13.681299	21,184.0721
01/01/2018 to 12/31/2018	13.681299	12.483037	8,574.8866
01/01/2019 to 12/31/2019	12.483037	14.937134	5,145.4283
MFS ® Research International Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.866064	14.091939	126,000.2610
01/01/2011 to 12/31/2011	14.091939	12.370383	136,922.4668
01/01/2012 to 12/31/2012	12.370383	14.192640	131,970.3286
01/01/2013 to 12/31/2013	14.192640	16.640515	120,658.7732
01/01/2014 to 12/31/2014	16.640515	15.223038	120,884.3574
01/01/2015 to 12/31/2015	15.223038	14.700931	117,982.4158
01/01/2016 to 12/31/2016	14.700931	14.326607	120,124.9225
01/01/2017 to 12/31/2017	14.326607	18.051664	102,072.6562
01/01/2018 to 12/31/2018	18.051664	15.261931	100,147.4291
01/01/2019 to 12/31/2019	15.261931	19.253177	94,089.6563
PanAgora Global Diversified Risk Sub-Account (Class B)
04/28/2014 to 12/31/2014	0.999767	1.033445	0.0000
01/01/2015 to 12/31/2015	1.033445	0.960376	0.0000
01/01/2016 to 12/31/2016	0.960376	1.049213	15,937.9917
01/01/2017 to 12/31/2017	1.049213	1.161532	38,339.4826
01/01/2018 to 12/31/2018	1.161532	1.055157	22,241.1333
01/01/2019 to 12/31/2019	1.055157	1.265534	20,033.7932
17

CONDENSED FINANCIAL INFORMATION (continued)
1.70% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
PIMCO Inflation Protected Bond Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.707137	13.462572	437,052.7372
01/01/2011 to 12/31/2011	13.462572	14.710903	471,342.9633
01/01/2012 to 12/31/2012	14.710903	15.782261	393,736.9025
01/01/2013 to 12/31/2013	15.782261	14.077051	437,841.5574
01/01/2014 to 12/31/2014	14.077051	14.240165	415,219.4528
01/01/2015 to 12/31/2015	14.240165	13.564706	388,328.0308
01/01/2016 to 12/31/2016	13.564706	14.000717	348,542.7020
01/01/2017 to 12/31/2017	14.000717	14.242700	367,822.6256
01/01/2018 to 12/31/2018	14.242700	13.664003	340,338.8310
01/01/2019 to 12/31/2019	13.664003	14.544713	310,431.2011
PIMCO Total Return Sub-Account (Class B)
01/01/2010 to 12/31/2010	14.962046	15.911764	816,962.1485
01/01/2011 to 12/31/2011	15.911764	16.140123	948,844.4860
01/01/2012 to 12/31/2012	16.140123	17.337670	751,456.3522
01/01/2013 to 12/31/2013	17.337670	16.718928	749,699.8642
01/01/2014 to 12/31/2014	16.718928	17.126132	736,964.8118
01/01/2015 to 12/31/2015	17.126132	16.838293	671,054.1407
01/01/2016 to 12/31/2016	16.838293	16.986493	606,075.9762
01/01/2017 to 12/31/2017	16.986493	17.452590	602,178.3848
01/01/2018 to 12/31/2018	17.452590	17.117370	553,579.4675
01/01/2019 to 12/31/2019	17.117370	18.252868	495,946.9030
Schroders Global Multi-Asset Sub-Account (Class B) (formerly Schroders Global Multi-Asset Portfolio II Sub-Account (Class B) and before that Pyramis® Managed Risk Sub-Account (Class B))
04/29/2013 to 12/31/2013	10.215259	10.730608	0.0000
01/01/2014 to 12/31/2014	10.730608	11.461336	0.0000
01/01/2015 to 12/31/2015	11.461336	11.127129	8,767.0328
01/01/2016 to 12/31/2016	11.127129	11.439057	8,646.8613
01/01/2017 to 12/31/2017	11.439057	13.099302	12,865.7474
01/01/2018 to 04/30/2018	13.099302	12.516143	0.0000
Schroders Global Multi-Asset Sub-Account (Class B)
04/30/2012 to 12/31/2012	1.010696	1.065948	13,244.6049
01/01/2013 to 12/31/2013	1.065948	1.153942	31,269.1441
01/01/2014 to 12/31/2014	1.153942	1.222291	45,502.1754
01/01/2015 to 12/31/2015	1.222291	1.191123	44,955.3723
01/01/2016 to 12/31/2016	1.191123	1.237247	44,552.9112
01/01/2017 to 12/31/2017	1.237247	1.390352	14,207.1461
01/01/2018 to 12/31/2018	1.390352	1.237981	116,529.1322
01/01/2019 to 12/31/2019	1.237981	1.478701	82,945.0026
SSGA Growth and Income ETF Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.421601	11.500012	332,539.4101
01/01/2011 to 12/31/2011	11.500012	11.426536	415,423.0426
01/01/2012 to 12/31/2012	11.426536	12.675878	513,040.3338
01/01/2013 to 12/31/2013	12.675878	14.073774	512,172.2816
01/01/2014 to 12/31/2014	14.073774	14.640704	497,241.7740
01/01/2015 to 12/31/2015	14.640704	14.111323	456,880.0248
01/01/2016 to 12/31/2016	14.111323	14.675922	447,733.1431
01/01/2017 to 12/31/2017	14.675922	16.717670	331,752.1019
01/01/2018 to 12/31/2018	16.717670	15.362826	319,563.3593
01/01/2019 to 12/31/2019	15.362826	18.065637	288,259.5939
18

CONDENSED FINANCIAL INFORMATION (continued)
1.70% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
SSGA Growth ETF Sub-Account (Class B)
01/01/2010 to 12/31/2010	9.876750	11.084748	65,721.7747
01/01/2011 to 12/31/2011	11.084748	10.666243	116,538.0545
01/01/2012 to 12/31/2012	10.666243	12.061785	78,477.8256
01/01/2013 to 12/31/2013	12.061785	14.001609	82,940.8950
01/01/2014 to 12/31/2014	14.001609	14.506040	80,657.4323
01/01/2015 to 12/31/2015	14.506040	13.931917	78,242.6329
01/01/2016 to 12/31/2016	13.931917	14.639379	62,631.5830
01/01/2017 to 12/31/2017	14.639379	17.219636	45,080.0814
01/01/2018 to 12/31/2018	17.219636	15.447073	36,714.5029
01/01/2019 to 12/31/2019	15.447073	18.595122	32,085.5300
T. Rowe Price Large Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	41.390847	47.619129	24,178.4139
01/01/2011 to 12/31/2011	47.619129	44.940498	29,930.3981
01/01/2012 to 12/31/2012	44.940498	52.121894	28,889.5106
01/01/2013 to 12/31/2013	52.121894	68.551426	33,004.1825
01/01/2014 to 12/31/2014	68.551426	76.346488	31,585.0984
01/01/2015 to 12/31/2015	76.346488	72.367912	30,653.0683
01/01/2016 to 12/31/2016	72.367912	82.491872	23,844.4848
01/01/2017 to 12/31/2017	82.491872	94.851399	22,055.0748
01/01/2018 to 12/31/2018	94.851399	84.703738	19,296.4404
01/01/2019 to 12/31/2019	84.703738	105.357980	19,206.7875
T. Rowe Price Mid Cap Growth Sub-Account (Class B)
01/01/2010 to 12/31/2010	8.109800	10.180436	99,664.8668
01/01/2011 to 12/31/2011	10.180436	9.844256	142,399.1406
01/01/2012 to 12/31/2012	9.844256	11.001636	128,501.1338
01/01/2013 to 12/31/2013	11.001636	14.772721	124,462.8650
01/01/2014 to 12/31/2014	14.772721	16.379062	101,107.9567
01/01/2015 to 12/31/2015	16.379062	17.177611	88,671.7489
01/01/2016 to 12/31/2016	17.177611	17.937778	71,256.2674
01/01/2017 to 12/31/2017	17.937778	22.000113	60,272.0815
01/01/2018 to 12/31/2018	22.000113	21.153266	54,960.9846
01/01/2019 to 12/31/2019	21.153266	27.257874	48,316.4887
Victory Sycamore Mid Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	19.949853	24.620764	52,841.8048
01/01/2011 to 12/31/2011	24.620764	23.311362	58,395.7684
01/01/2012 to 12/31/2012	23.311362	26.284529	54,753.5100
01/01/2013 to 12/31/2013	26.284529	33.672929	52,503.1448
01/01/2014 to 12/31/2014	33.672929	36.297762	48,883.5160
01/01/2015 to 12/31/2015	36.297762	32.480771	44,995.0080
01/01/2016 to 12/31/2016	32.480771	36.884267	42,720.8843
01/01/2017 to 12/31/2017	36.884267	39.700298	39,407.2271
01/01/2018 to 12/31/2018	39.700298	35.067179	36,138.8175
01/01/2019 to 12/31/2019	35.067179	44.469040	33,147.4111
Wells Capital Management Mid Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	12.457178	15.215147	3,764.2796
01/01/2011 to 12/31/2011	15.215147	14.017731	15,213.3927
01/01/2012 to 12/31/2012	14.017731	16.276960	14,734.4642
01/01/2013 to 12/31/2013	16.276960	21.227624	27,869.8411
01/01/2014 to 12/31/2014	21.227624	23.630659	35,160.7402
01/01/2015 to 12/31/2015	23.630659	21.113789	33,105.0919
01/01/2016 to 12/31/2016	21.113789	23.494483	27,017.4419
01/01/2017 to 12/31/2017	23.494483	25.592004	26,659.2294
01/01/2018 to 12/31/2018	25.592004	21.814380	11,360.2942
01/01/2019 to 12/31/2019	21.814380	29.067162	11,285.4725
19

CONDENSED FINANCIAL INFORMATION (continued)
1.70% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Western Asset Management Government Income Sub-Account (Class B) (formerly Fidelity Institutional Asset Management® Government Income Sub-Account (Class B))
04/30/2012 to 12/31/2012	10.740046	10.884172	25,896.3860
01/01/2013 to 12/31/2013	10.884172	10.217080	17,639.3606
01/01/2014 to 12/31/2014	10.217080	10.803915	17,489.3536
01/01/2015 to 12/31/2015	10.803915	10.667482	16,845.6695
01/01/2016 to 12/31/2016	10.667482	10.625822	16,581.8246
01/01/2017 to 12/31/2017	10.625822	10.718809	16,808.6931
01/01/2018 to 12/31/2018	10.718809	10.530304	16,060.3674
01/01/2019 to 12/31/2019	10.530304	11.128603	8,571.5974
Brighthouse Funds Trust II
Baillie Gifford International Stock Sub-Account (Class B)
04/29/2013 to 12/31/2013	9.019129	9.877586	106,158.1101
01/01/2014 to 12/31/2014	9.877586	9.386400	97,009.0436
01/01/2015 to 12/31/2015	9.386400	9.027907	97,190.5468
01/01/2016 to 12/31/2016	9.027907	9.324025	87,398.1985
01/01/2017 to 12/31/2017	9.324025	12.365792	74,860.8608
01/01/2018 to 12/31/2018	12.365792	10.066301	79,498.3379
01/01/2019 to 12/31/2019	10.066301	13.103786	70,688.7217
Baillie Gifford International Stock Sub-Account (Class B) (formerly American Funds® International Sub-Account (Class C))
01/01/2010 to 12/31/2010	8.468735	8.899968	91,580.1730
01/01/2011 to 12/31/2011	8.899968	7.500217	115,747.1641
01/01/2012 to 12/31/2012	7.500217	8.659204	108,736.2914
01/01/2013 to 04/26/2013	8.659204	8.972248	0.0000
BlackRock Ultra-Short Term Bond Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.452647	10.276448	124,507.4258
01/01/2011 to 12/31/2011	10.276448	10.103688	138,853.4964
01/01/2012 to 12/31/2012	10.103688	9.932445	139,418.3602
01/01/2013 to 12/31/2013	9.932445	9.765015	126,747.5357
01/01/2014 to 12/31/2014	9.765015	9.600406	118,776.0650
01/01/2015 to 12/31/2015	9.600406	9.438573	81,635.9940
01/01/2016 to 12/31/2016	9.438573	9.289873	94,936.5295
01/01/2017 to 12/31/2017	9.289873	9.191666	80,451.0138
01/01/2018 to 12/31/2018	9.191666	9.175844	67,750.6616
01/01/2019 to 12/31/2019	9.175844	9.190600	93,132.8599
Brighthouse Asset Allocation 20 Sub-Account (Class B)
04/28/2014 to 12/31/2014	13.638745	13.880728	0.0000
01/01/2015 to 12/31/2015	13.880728	13.566834	0.0000
01/01/2016 to 12/31/2016	13.566834	13.942382	0.0000
01/01/2017 to 12/31/2017	13.942382	14.658293	0.0000
01/01/2018 to 12/31/2018	14.658293	14.033603	27,858.7339
01/01/2019 to 12/31/2019	14.033603	15.416326	27,472.9005
Brighthouse Asset Allocation 40 Sub-Account (Class B) (formerly Met Investors Series Trust - MetLife Defensive Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.882653	11.865753	284,844.2565
01/01/2011 to 12/31/2011	11.865753	11.873279	434,217.1695
01/01/2012 to 12/31/2012	11.873279	12.945732	508,669.2421
01/01/2013 to 12/31/2013	12.945732	13.883120	446,461.8261
01/01/2014 to 04/25/2014	13.883120	13.984114	0.0000
20

CONDENSED FINANCIAL INFORMATION (continued)
1.70% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse Asset Allocation 40 Sub-Account (Class B) (formerly Met Investors Series Trust - MetLife Moderate Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.795169	11.929274	586,910.7335
01/01/2011 to 12/31/2011	11.929274	11.714907	827,566.0048
01/01/2012 to 12/31/2012	11.714907	12.943820	885,801.6242
01/01/2013 to 12/31/2013	12.943820	14.535968	814,159.2158
01/01/2014 to 04/25/2014	14.535968	14.586537	0.0000
Brighthouse Asset Allocation 40 Sub-Account (Class B)
04/28/2014 to 12/31/2014	13.982160	14.344266	1,244,220.5846
01/01/2015 to 12/31/2015	14.344266	13.951097	1,139,472.9296
01/01/2016 to 12/31/2016	13.951097	14.550937	972,557.0414
01/01/2017 to 12/31/2017	14.550937	15.828863	895,004.7786
01/01/2018 to 12/31/2018	15.828863	14.875752	684,981.9298
01/01/2019 to 12/31/2019	14.875752	16.905921	635,022.9577
Brighthouse Asset Allocation 60 Sub-Account (Class B) (formerly Met Investors Series Trust - MetLife Balanced Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.487567	11.711644	1,445,915.3119
01/01/2011 to 12/31/2011	11.711644	11.318563	1,491,372.9037
01/01/2012 to 12/31/2012	11.318563	12.676909	1,461,916.4386
01/01/2013 to 12/31/2013	12.676909	14.883473	1,214,622.8337
01/01/2014 to 04/25/2014	14.883473	14.890305	0.0000
Brighthouse Asset Allocation 60 Sub-Account (Class B)
04/28/2014 to 12/31/2014	14.888224	15.389533	1,189,187.9946
01/01/2015 to 12/31/2015	15.389533	14.938285	1,130,841.9151
01/01/2016 to 12/31/2016	14.938285	15.730003	1,045,643.5436
01/01/2017 to 12/31/2017	15.730003	17.743898	854,540.3589
01/01/2018 to 12/31/2018	17.743898	16.374801	736,875.5044
01/01/2019 to 12/31/2019	16.374801	19.225739	641,476.4112
Brighthouse Asset Allocation 80 Sub-Account (Class B) (formerly Met Investors Series Trust - MetLife Growth Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	10.215296	11.598853	141,175.2841
01/01/2011 to 12/31/2011	11.598853	10.962009	132,109.4686
01/01/2012 to 12/31/2012	10.962009	12.470358	138,071.6607
01/01/2013 to 12/31/2013	12.470358	15.437370	197,796.5916
01/01/2014 to 04/25/2014	15.437370	15.360462	0.0000
Brighthouse Asset Allocation 80 Sub-Account (Class B) (formerly MetLife Growth Strategy Sub-Account (Class B) and before that Met/Franklin Templeton Founding Strategy Sub-Account (Class B))
01/01/2010 to 12/31/2010	8.871078	9.597761	89,704.4226
01/01/2011 to 12/31/2011	9.597761	9.270180	96,816.7887
01/01/2012 to 12/31/2012	9.270180	10.582532	87,785.8602
01/01/2013 to 04/26/2013	10.582532	11.381805	0.0000
Brighthouse Asset Allocation 80 Sub-Account (Class B)
04/28/2014 to 12/31/2014	15.347453	15.955756	176,853.9927
01/01/2015 to 12/31/2015	15.955756	15.420708	147,564.3065
01/01/2016 to 12/31/2016	15.420708	16.394979	129,288.6527
01/01/2017 to 12/31/2017	16.394979	19.208132	91,982.2650
01/01/2018 to 12/31/2018	19.208132	17.350750	77,225.7685
01/01/2019 to 12/31/2019	17.350750	21.105890	69,339.8398
21

CONDENSED FINANCIAL INFORMATION (continued)
1.70% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Brighthouse/Artisan Mid Cap Value Sub-Account (Class B)
01/01/2010 to 12/31/2010	11.942581	13.474414	7,157.9308
01/01/2011 to 12/31/2011	13.474414	14.107583	8,316.4312
01/01/2012 to 12/31/2012	14.107583	15.474756	8,335.3865
01/01/2013 to 12/31/2013	15.474756	20.768498	12,794.5765
01/01/2014 to 12/31/2014	20.768498	20.760186	12,896.2135
01/01/2015 to 12/31/2015	20.760186	18.437567	12,189.1365
01/01/2016 to 12/31/2016	18.437567	22.232898	10,479.9669
01/01/2017 to 12/31/2017	22.232898	24.600198	10,396.9408
01/01/2018 to 12/31/2018	24.600198	20.938358	9,184.7088
01/01/2019 to 12/31/2019	20.938358	25.410430	5,204.7022
Brighthouse/Dimensional International Small Company Sub-Account (Class B)
01/01/2010 to 12/31/2010	14.214541	17.132004	5,938.4461
01/01/2011 to 12/31/2011	17.132004	14.106174	12,352.6481
01/01/2012 to 12/31/2012	14.106174	16.350037	14,110.5722
01/01/2013 to 12/31/2013	16.350037	20.511410	12,213.5461
01/01/2014 to 12/31/2014	20.511410	18.815620	14,000.4457
01/01/2015 to 12/31/2015	18.815620	19.563055	14,409.0393
01/01/2016 to 12/31/2016	19.563055	20.353916	12,326.7185
01/01/2017 to 12/31/2017	20.353916	26.104844	11,708.4717
01/01/2018 to 12/31/2018	26.104844	20.385444	13,144.2550
01/01/2019 to 12/31/2019	20.385444	24.658404	12,874.1683
Brighthouse/Wellington Core Equity Opportunities (Class B)
05/02/2016 to 12/31/2016	22.046869	22.395704	1,832.2479
01/01/2017 to 12/31/2017	22.395704	26.160961	1,906.8595
01/01/2018 to 12/31/2018	26.160961	25.626749	1,717.2066
01/01/2019 to 12/31/2019	25.626749	32.915591	2,422.6563
Brighthouse/Wellington Core Equity Opportunities (Class B) (formerly Met Investors Series Trust - Pioneer Fund Sub-Account (Class B))
01/01/2010 to 12/31/2010	15.659452	17.848335	4,792.6702
01/01/2011 to 12/31/2011	17.848335	16.693124	1,504.9575
01/01/2012 to 12/31/2012	16.693124	18.113252	789.9090
01/01/2013 to 12/31/2013	18.113252	23.633637	693.2496
01/01/2014 to 12/31/2014	23.633637	25.775246	638.9217
01/01/2015 to 12/31/2015	25.775246	25.277248	628.4541
01/01/2016 to 04/29/2016	25.277248	25.410021	0.0000
Brighthouse/Wellington Core Equity Opportunities (Class E)
01/01/2010 to 12/31/2010	11.366087	12.495080	51,576.8341
01/01/2011 to 12/31/2011	12.495080	11.771472	49,516.9796
01/01/2012 to 12/31/2012	11.771472	13.041871	45,000.0569
01/01/2013 to 12/31/2013	13.041871	17.121148	34,774.6859
01/01/2014 to 12/31/2014	17.121148	18.590970	19,848.4718
01/01/2015 to 12/31/2015	18.590970	18.691868	15,856.4766
01/01/2016 to 12/31/2016	18.691868	19.691157	11,122.2538
01/01/2017 to 12/31/2017	19.691157	23.023103	10,083.5725
01/01/2018 to 12/31/2018	23.023103	22.576451	8,301.4028
01/01/2019 to 12/31/2019	22.576451	29.025926	7,523.4042
22

CONDENSED FINANCIAL INFORMATION (continued)
1.70% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Frontier Mid Cap Growth Sub-Account (Class B)
04/29/2013 to 12/31/2013	14.621041	17.394570	10,008.6654
01/01/2014 to 12/31/2014	17.394570	18.961291	9,803.6423
01/01/2015 to 12/31/2015	18.961291	19.127133	9,082.2600
01/01/2016 to 12/31/2016	19.127133	19.774609	8,409.8938
01/01/2017 to 12/31/2017	19.774609	24.290234	7,863.6140
01/01/2018 to 12/31/2018	24.290234	22.469370	7,048.5934
01/01/2019 to 12/31/2019	22.469370	29.344877	5,839.3694
Frontier Mid Cap Growth Sub-Account (Class B) (formerly Turner Mid Cap Growth Sub-Account (Class B))
01/01/2010 to 12/31/2010	11.367520	14.211806	7,638.2543
01/01/2011 to 12/31/2011	14.211806	12.929589	18,578.5618
01/01/2012 to 12/31/2012	12.929589	13.475635	15,459.3732
01/01/2013 to 04/26/2013	13.475635	14.526966	0.0000
Jennison Growth Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.963262	11.998016	49,121.2612
01/01/2011 to 12/31/2011	11.998016	11.822340	69,608.7160
01/01/2012 to 12/31/2012	11.822340	13.430120	107,836.9467
01/01/2013 to 12/31/2013	13.430120	18.053842	93,676.4056
01/01/2014 to 12/31/2014	18.053842	19.301419	75,371.2263
01/01/2015 to 12/31/2015	19.301419	20.976066	59,516.5087
01/01/2016 to 12/31/2016	20.976066	20.595720	58,231.2186
01/01/2017 to 12/31/2017	20.595720	27.739682	48,298.3502
01/01/2018 to 12/31/2018	27.739682	27.300516	42,409.6411
01/01/2019 to 12/31/2019	27.300516	35.562181	34,268.6151
Jennison Growth Sub-Account (Class B) (formerly Jennison Large Cap Equity Sub-Account (Class B) and before that Rainier Large Cap Equity Sub-Account (Class B))
01/01/2010 to 12/31/2010	6.917618	7.847376	47,372.7820
01/01/2011 to 12/31/2011	7.847376	7.419110	53,311.4079
01/01/2012 to 12/31/2012	7.419110	8.217708	53,387.6857
01/01/2013 to 04/26/2013	8.217708	8.822871	0.0000
Jennison Growth Sub-Account (Class B) (formerly Oppenheimer Capital Appreciation Sub-Account (Class B))
01/01/2010 to 12/31/2010	7.594442	8.168089	15,920.7699
01/01/2011 to 12/31/2011	8.168089	7.919813	15,370.3508
01/01/2012 to 04/27/2012	7.919813	8.901065	0.0000
MetLife Aggregate Bond Index Sub-Account (Class G)
01/01/2010 to 12/31/2010	14.432061	14.990574	33,268.2730
01/01/2011 to 12/31/2011	14.990574	15.792405	47,040.4066
01/01/2012 to 12/31/2012	15.792405	16.081078	49,442.5616
01/01/2013 to 12/31/2013	16.081078	15.403624	50,798.9974
01/01/2014 to 12/31/2014	15.403624	15.970809	51,157.1439
01/01/2015 to 12/31/2015	15.970809	15.692748	40,410.0251
01/01/2016 to 12/31/2016	15.692748	15.750133	39,537.2977
01/01/2017 to 12/31/2017	15.750133	15.940256	42,885.1745
01/01/2018 to 12/31/2018	15.940256	15.593140	45,919.2175
01/01/2019 to 12/31/2019	15.593140	16.609299	35,672.4910
23

CONDENSED FINANCIAL INFORMATION (continued)
1.70% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
MetLife Mid Cap Stock Index Sub-Account (Class G)
01/01/2010 to 12/31/2010	13.423926	16.618440	15,712.6799
01/01/2011 to 12/31/2011	16.618440	15.972962	19,988.6813
01/01/2012 to 12/31/2012	15.972962	18.413613	20,094.9979
01/01/2013 to 12/31/2013	18.413613	24.032702	16,583.5027
01/01/2014 to 12/31/2014	24.032702	25.804243	15,073.7711
01/01/2015 to 12/31/2015	25.804243	24.690002	14,086.2063
01/01/2016 to 12/31/2016	24.690002	29.148710	9,669.7646
01/01/2017 to 12/31/2017	29.148710	33.130385	15,180.7479
01/01/2018 to 12/31/2018	33.130385	28.802283	15,641.4738
01/01/2019 to 12/31/2019	28.802283	35.548788	15,489.3336
MetLife MSCI EAFE® Index Sub-Account (Class G)
01/01/2010 to 12/31/2010	11.500633	12.184786	32,300.4666
01/01/2011 to 12/31/2011	12.184786	10.463963	45,416.1303
01/01/2012 to 12/31/2012	10.463963	12.132116	47,660.6598
01/01/2013 to 12/31/2013	12.132116	14.484592	40,021.2906
01/01/2014 to 12/31/2014	14.484592	13.338910	41,073.4983
01/01/2015 to 12/31/2015	13.338910	12.942142	40,870.3169
01/01/2016 to 12/31/2016	12.942142	12.847237	41,986.2222
01/01/2017 to 12/31/2017	12.847237	15.731562	39,310.9586
01/01/2018 to 12/31/2018	15.731562	13.280714	39,494.1685
01/01/2019 to 12/31/2019	13.280714	15.874200	30,851.2622
MetLife Russell 2000® Index Sub-Account (Class G)
01/01/2010 to 12/31/2010	13.616758	16.941199	13,442.7810
01/01/2011 to 12/31/2011	16.941199	15.935329	21,577.0763
01/01/2012 to 12/31/2012	15.935329	18.163273	18,744.1300
01/01/2013 to 12/31/2013	18.163273	24.664599	29,025.9697
01/01/2014 to 12/31/2014	24.664599	25.395812	26,297.2670
01/01/2015 to 12/31/2015	25.395812	23.835054	24,589.3644
01/01/2016 to 12/31/2016	23.835054	28.336857	22,760.1311
01/01/2017 to 12/31/2017	28.336857	31.844273	26,393.7759
01/01/2018 to 12/31/2018	31.844273	27.796401	16,122.0512
01/01/2019 to 12/31/2019	27.796401	34.215179	13,468.6240
MetLife Stock Index Sub-Account (Class B)
01/01/2010 to 12/31/2010	10.309070	11.604052	19,115.6838
01/01/2011 to 12/31/2011	11.604052	11.595415	35,432.9048
01/01/2012 to 12/31/2012	11.595415	13.157692	38,187.0111
01/01/2013 to 12/31/2013	13.157692	17.036502	34,094.3347
01/01/2014 to 12/31/2014	17.036502	18.943294	31,879.8309
01/01/2015 to 12/31/2015	18.943294	18.794073	30,288.3578
01/01/2016 to 12/31/2016	18.794073	20.580487	13,361.3865
01/01/2017 to 12/31/2017	20.580487	24.530788	14,413.6803
01/01/2018 to 12/31/2018	24.530788	22.949949	15,321.8497
01/01/2019 to 12/31/2019	22.949949	29.512746	15,881.4334
MFS ® Value Sub-Account (Class B)
04/29/2013 to 12/31/2013	18.077339	21.079629	13,266.7569
01/01/2014 to 12/31/2014	21.079629	22.913203	15,133.9818
01/01/2015 to 12/31/2015	22.913203	22.444852	13,169.3617
01/01/2016 to 12/31/2016	22.444852	25.176928	12,142.4435
01/01/2017 to 12/31/2017	25.176928	29.106011	11,324.7231
01/01/2018 to 12/31/2018	29.106011	25.682279	9,538.2777
01/01/2019 to 12/31/2019	25.682279	32.785240	7,602.0607
24

CONDENSED FINANCIAL INFORMATION (continued)
1.70% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
MFS ® Value Sub-Account (Class B) (formerly Met/Franklin Mutual Shares Sub-Account (Class B))
01/01/2010 to 12/31/2010	8.086847	8.827011	34,566.1106
01/01/2011 to 12/31/2011	8.827011	8.631059	39,591.6974
01/01/2012 to 12/31/2012	8.631059	9.665608	38,256.2339
01/01/2013 to 04/26/2013	9.665608	10.577718	0.0000
Neuberger Berman Genesis Sub-Account (Class B)
04/29/2013 to 12/31/2013	19.314500	24.070792	79,799.7731
01/01/2014 to 12/31/2014	24.070792	23.593914	74,993.9319
01/01/2015 to 12/31/2015	23.593914	23.284341	66,998.2143
01/01/2016 to 12/31/2016	23.284341	27.102686	58,115.1792
01/01/2017 to 12/31/2017	27.102686	30.774264	53,172.0627
01/01/2018 to 12/31/2018	30.774264	28.139237	47,683.5578
01/01/2019 to 12/31/2019	28.139237	35.800213	43,428.9819
Neuberger Berman Genesis Sub-Account (Class B) (formerly MLA Mid Cap Sub-Account (Class B))
01/01/2010 to 12/31/2010	12.553632	15.163466	85,338.8030
01/01/2011 to 12/31/2011	15.163466	14.121784	106,107.0880
01/01/2012 to 12/31/2012	14.121784	14.616294	111,323.2311
01/01/2013 to 04/26/2013	14.616294	15.832980	0.0000
T. Rowe Price Large Cap Growth Sub-Account (Class B)
04/29/2013 to 12/31/2013	6.892997	8.686068	157,291.3126
01/01/2014 to 12/31/2014	8.686068	9.293357	149,729.3136
01/01/2015 to 12/31/2015	9.293357	10.097215	144,595.6716
01/01/2016 to 12/31/2016	10.097215	10.079074	120,552.9781
01/01/2017 to 12/31/2017	10.079074	13.227105	98,906.3015
01/01/2018 to 12/31/2018	13.227105	12.852823	29,105.0559
01/01/2019 to 12/31/2019	12.852823	16.501595	24,913.3218
T. Rowe Price Large Cap Growth Sub-Account (Class B) (formerly RCM Technology Sub-Account (Class B))
01/01/2010 to 12/31/2010	5.355128	6.722797	40,745.1141
01/01/2011 to 12/31/2011	6.722797	5.955652	56,290.8164
01/01/2012 to 12/31/2012	5.955652	6.564241	47,345.7196
01/01/2013 to 04/26/2013	6.564241	6.857823	0.0000
VanEck Global Natural Resources Sub-Account (Class B)
01/01/2010 to 12/31/2010	14.735275	18.691855	14,736.4515
01/01/2011 to 12/31/2011	18.691855	15.312963	28,867.5296
01/01/2012 to 12/31/2012	15.312963	15.441600	31,955.9405
01/01/2013 to 12/31/2013	15.441600	16.814038	31,257.6303
01/01/2014 to 12/31/2014	16.814038	13.418816	38,356.7974
01/01/2015 to 12/31/2015	13.418816	8.870809	51,747.9934
01/01/2016 to 12/31/2016	8.870809	12.536030	28,189.3004
01/01/2017 to 12/31/2017	12.536030	12.233980	31,865.0224
01/01/2018 to 12/31/2018	12.233980	8.556512	30,292.6328
01/01/2019 to 12/31/2019	8.556512	9.451206	34,396.9626
Western Asset Management Strategic Bond Opportunities Sub-Account (Class B)
05/02/2016 to 12/31/2016	28.117003	29.105541	10,389.6692
01/01/2017 to 12/31/2017	29.105541	30.886265	10,486.7665
01/01/2018 to 12/31/2018	30.886265	29.140947	10,073.2823
01/01/2019 to 12/31/2019	29.140947	32.727860	6,742.0166
25

CONDENSED FINANCIAL INFORMATION (continued)
1.70% Separate Account Product Charges
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Western Asset Management Strategic Bond Opportunities Sub-Account (Class B) (formerly Met Investors Series Trust - Lord Abbett Bond Debenture Sub-Account (Class B))
01/01/2010 to 12/31/2010	20.502574	22.770604	10,934.4573
01/01/2011 to 12/31/2011	22.770604	23.385918	12,530.7420
01/01/2012 to 12/31/2012	23.385918	25.966254	13,064.3319
01/01/2013 to 12/31/2013	25.966254	27.565508	12,837.6657
01/01/2014 to 12/31/2014	27.565508	28.409567	11,032.3744
01/01/2015 to 12/31/2015	28.409567	27.323332	10,811.5127
01/01/2016 to 04/29/2016	27.323332	28.126030	0.0000
Western Asset Management Strategic Bond Opportunities Sub-Account (Class E)
05/02/2016 to 12/31/2016	28.691111	29.725846	19,599.9027
01/01/2017 to 12/31/2017	29.725846	31.559957	20,178.6844
01/01/2018 to 12/31/2018	31.559957	29.810215	17,973.4903
01/01/2019 to 12/31/2019	29.810215	33.497967	16,184.5419
Western Asset Management Strategic Bond Opportunities Sub-Account (Class E) (formerly Met Investors Series Trust - Pioneer Strategic Income Sub-Account (Class E))
05/03/2010 to 12/31/2010	22.682850	23.778342	13,665.4080
01/01/2011 to 12/31/2011	23.778342	24.186816	28,834.3849
01/01/2012 to 12/31/2012	24.186816	26.500717	23,034.4088
01/01/2013 to 12/31/2013	26.500717	26.421601	27,641.0312
01/01/2014 to 12/31/2014	26.421601	27.130269	24,823.1682
01/01/2015 to 12/31/2015	27.130269	26.284221	22,477.8313
01/01/2016 to 04/29/2016	26.284221	26.909449	0.0000
Western Asset Management U.S. Government Sub-Account (Class B)
01/01/2010 to 12/31/2010	15.961234	16.554108	22,949.0414
01/01/2011 to 12/31/2011	16.554108	17.132835	37,472.8416
01/01/2012 to 12/31/2012	17.132835	17.355841	44,879.6392
01/01/2013 to 12/31/2013	17.355841	16.908810	42,575.3365
01/01/2014 to 12/31/2014	16.908810	17.047712	62,045.8160
01/01/2015 to 12/31/2015	17.047712	16.811806	65,252.0359
01/01/2016 to 12/31/2016	16.811806	16.697223	38,275.9958
01/01/2017 to 12/31/2017	16.697223	16.691666	34,403.7348
01/01/2018 to 12/31/2018	16.691666	16.523241	31,189.3265
01/01/2019 to 12/31/2019	16.523241	17.183675	25,754.9246
26

FINANCIAL STATEMENTS
The financial statements comprising each of the Sub-Accounts of the Separate Account, and the financial statements of the Company and the consolidated financial statements of Metropolitan Tower Life Insurance Company (“Met Tower Life”) are included herein.
The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contract and the consolidated financial statements of Met Tower Life as bearing upon its ability, as guarantor, to meet its obligations under the guarantee agreement.
The consolidated financial statements of Met Tower Life are included because for Class L contracts issued on or before December 31, 2002, General American Life Insurance Company agreed to ensure that the Company will have sufficient funds to meet its obligations under the contracts. Effective following the close of business on April 27, 2018, General American was merged into Met Tower Life. As a result of the merger, Met Tower Life assumed legal ownership of all of the assets of General American and has become responsible for all of General American’s liabilities and obligations.
27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Brighthouse Variable Annuity Account B
and Board of Directors of
Brighthouse Life Insurance Company of NY

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of
Brighthouse Variable Annuity Account B (the "Separate Account") of Brighthouse
Life Insurance Company of NY (the "Company") comprising each of the individual
Sub-Accounts listed in Note 2.A as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended for the Sub-Accounts, except for the Sub-Accounts included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Sub-Accounts and periods indicated in the table below; and
the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of
December 31, 2019, and the results of their operations for the year then ended
(or for the periods listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

------------------------------------------------------------------------------------------------------------------------------------

   INDIVIDUAL SUB-ACCOUNTS
   COMPRISING THE SEPARATE      STATEMENT OF
           ACCOUNT               OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------

  BHFTI AB International     For the period from April 29, 2019 (commencement of operations) through
  Bond Sub-Account           December 31, 2019

------------------------------------------------------------------------------------------------------------------------------------
  BHFTI SSGA Emerging        For the period from April 29, 2019 (commencement of operations) through
  Markets Enhanced Index     December 31, 2019
  Sub-Account

------------------------------------------------------------------------------------------------------------------------------------
  BlackRock Global           For the year ended
  Allocation V.I.            December 31, 2019
  Sub-Account

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

   INDIVIDUAL SUB-ACCOUNTS      STATEMENTS OF
   COMPRISING THE SEPARATE       CHANGES IN
           ACCOUNT               NET ASSETS                                      FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

  BHFTI AB International
  Bond Sub-Account

------------------------------------------------------------------------------------------------------------------------------------
  BHFTI SSGA Emerging
  Markets Enhanced Index
  Sub-Account

------------------------------------------------------------------------------------------------------------------------------------
  BlackRock Global           For the years ended December 31, 2019 and 2018
  Allocation V.I.            (commenced July 20, 2015 and began transactions in
  Sub-Account                2018)

------------------------------------------------------------------------------------------------------------------------------------

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public
Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S.
federal securities laws and the applicable rules and regulations of the
Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate
Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial

reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2019, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 26, 2020

We have served as the Separate Account's auditor since 2000.

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2019

                                                                                                                  AMERICAN FUNDS(R)
                                                                                                                        BOND
                                                                                                                     SUB-ACCOUNT
                                                                                                                --------------------

ASSETS:
   Investments at fair value.................................................................................   $          9,071,341
   Due from Brighthouse Life Insurance
     Company of NY...........................................................................................                     --
                                                                                                                --------------------
       Total Assets..........................................................................................              9,071,341
                                                                                                                --------------------
LIABILITIES:
   Accrued fees..............................................................................................                     27
   Due to Brighthouse Life Insurance
     Company of NY...........................................................................................                     --
                                                                                                                --------------------
       Total Liabilities.....................................................................................                     27
                                                                                                                --------------------

NET ASSETS...................................................................................................   $          9,071,314
                                                                                                                ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units........................................................................   $          9,071,314
   Net assets from contracts in payout.......................................................................                     --
                                                                                                                --------------------
       Total Net Assets......................................................................................   $          9,071,314
                                                                                                                ====================

 The accompanying notes are an integral part of these financial statements.

                                      1

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                                                 AMERICAN FUNDS(R)
                                           AMERICAN FUNDS(R)       GLOBAL SMALL       AMERICAN FUNDS(R)    AMERICAN FUNDS(R)
                                             GLOBAL GROWTH        CAPITALIZATION           GROWTH            GROWTH-INCOME
                                              SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                          -------------------  -------------------  -------------------  --------------------

ASSETS:
   Investments at fair value............  $        24,833,481  $         4,367,398  $        49,108,605  $         28,423,093
   Due from Brighthouse Life Insurance
     Company of NY......................                    1                    1                   --                     6
                                          -------------------  -------------------  -------------------  --------------------
       Total Assets.....................           24,833,482            4,367,399           49,108,605            28,423,099
                                          -------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                   32                   29                   10                    16
   Due to Brighthouse Life Insurance
     Company of NY......................                   --                   --                    4                    --
                                          -------------------  -------------------  -------------------  --------------------
       Total Liabilities................                   32                   29                   14                    16
                                          -------------------  -------------------  -------------------  --------------------

NET ASSETS..............................  $        24,833,450  $         4,367,370  $        49,108,591  $         28,423,083
                                          ===================  ===================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        24,833,450  $         4,367,370  $        49,065,470  $         28,395,318
   Net assets from contracts in payout..                   --                   --               43,121                27,765
                                          -------------------  -------------------  -------------------  --------------------
       Total Net Assets.................  $        24,833,450  $         4,367,370  $        49,108,591  $         28,423,083
                                          ===================  ===================  ===================  ====================

                                                                                           BHFTI                BHFTI
                                             BHFTI AB GLOBAL         BHFTI AB        AMERICAN FUNDS(R)    AMERICAN FUNDS(R)
                                           DYNAMIC ALLOCATION   INTERNATIONAL BOND  BALANCED ALLOCATION   GROWTH ALLOCATION
                                               SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                          -------------------  -------------------  -------------------  -------------------

ASSETS:
   Investments at fair value............  $       135,837,591  $           136,545  $       216,959,634  $       114,487,902
   Due from Brighthouse Life Insurance
     Company of NY......................                   --                   --                    1                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Assets.....................          135,837,591              136,545          216,959,635          114,487,902
                                          -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   43                    6                   19                   11
   Due to Brighthouse Life Insurance
     Company of NY......................                    1                    3                   --                    1
                                          -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                   44                    9                   19                   12
                                          -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $       135,837,547  $           136,536  $       216,959,616  $       114,487,890
                                          ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       135,837,547  $           136,536  $       216,926,550  $       114,487,890
   Net assets from contracts in payout..                   --                   --               33,066                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................  $       135,837,547  $           136,536  $       216,959,616  $       114,487,890
                                          ===================  ===================  ===================  ===================

                                                 BHFTI                 BHFTI
                                           AMERICAN FUNDS(R)     AMERICAN FUNDS(R)
                                                GROWTH          MODERATE ALLOCATION
                                              SUB-ACCOUNT           SUB-ACCOUNT
                                          -------------------  --------------------

ASSETS:
   Investments at fair value............  $        62,976,202  $       103,603,800
   Due from Brighthouse Life Insurance
     Company of NY......................                    1                   --
                                          -------------------  --------------------
       Total Assets.....................           62,976,203          103,603,800
                                          -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                   28                   17
   Due to Brighthouse Life Insurance
     Company of NY......................                   --                   --
                                          -------------------  --------------------
       Total Liabilities................                   28                   17
                                          -------------------  --------------------

NET ASSETS..............................  $        62,976,175  $       103,603,783
                                          ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        62,976,175  $       103,560,807
   Net assets from contracts in payout..                   --               42,976
                                          -------------------  --------------------
       Total Net Assets.................  $        62,976,175  $       103,603,783
                                          ===================  ====================

 The accompanying notes are an integral part of these financial statements.

                                      2

 The accompanying notes are an integral part of these financial statements.

                                      3

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                                                                                                 BHFTI
                                                BHFTI AQR             BHFTI                 BHFTI             BRIGHTHOUSE
                                               GLOBAL RISK      BLACKROCK GLOBAL          BLACKROCK              ASSET
                                                BALANCED       TACTICAL STRATEGIES       HIGH YIELD         ALLOCATION 100
                                               SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
                                          -------------------  -------------------  -------------------  --------------------

ASSETS:
   Investments at fair value............  $       114,258,808  $       253,291,367  $        28,165,567  $        105,927,539
   Due from Brighthouse Life Insurance
     Company of NY......................                   --                   --                   --                    --
                                          -------------------  -------------------  -------------------  --------------------
       Total Assets.....................          114,258,808          253,291,367           28,165,567           105,927,539
                                          -------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                   49                   44                   41                    31
   Due to Brighthouse Life Insurance
     Company of NY......................                    3                    1                   --                     1
                                          -------------------  -------------------  -------------------  --------------------
       Total Liabilities................                   52                   45                   41                    32
                                          -------------------  -------------------  -------------------  --------------------

NET ASSETS..............................  $       114,258,756  $       253,291,322  $        28,165,526  $        105,927,507
                                          ===================  ===================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       114,258,756  $       253,291,322  $        28,164,069  $        105,780,136
   Net assets from contracts in payout..                   --                   --                1,457               147,371
                                          -------------------  -------------------  -------------------  --------------------
       Total Net Assets.................  $       114,258,756  $       253,291,322  $        28,165,526  $        105,927,507
                                          ===================  ===================  ===================  ====================

                                                                                             BHFTI                BHFTI
                                                  BHFTI                BHFTI             BRIGHTHOUSE/         BRIGHTHOUSE/
                                               BRIGHTHOUSE          BRIGHTHOUSE        ABERDEEN EMERGING       EATON VANCE
                                              BALANCED PLUS       SMALL CAP VALUE       MARKETS EQUITY        FLOATING RATE
                                               SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
                                          --------------------  -------------------  -------------------  --------------------

ASSETS:
   Investments at fair value............  $        475,407,615  $        29,864,070  $        30,651,349  $          8,963,563
   Due from Brighthouse Life Insurance
     Company of NY......................                    --                   --                   --                    --
                                          --------------------  -------------------  -------------------  --------------------
       Total Assets.....................           475,407,615           29,864,070           30,651,349             8,963,563
                                          --------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    28                   30                   48                    23
   Due to Brighthouse Life Insurance
     Company of NY......................                    --                   --                   --                     2
                                          --------------------  -------------------  -------------------  --------------------
       Total Liabilities................                    28                   30                   48                    25
                                          --------------------  -------------------  -------------------  --------------------

NET ASSETS..............................  $        475,407,587  $        29,864,040  $        30,651,301  $          8,963,538
                                          ====================  ===================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        475,348,192  $        29,864,040  $        30,612,991  $          8,963,538
   Net assets from contracts in payout..                59,395                   --               38,310                    --
                                          --------------------  -------------------  -------------------  --------------------
       Total Net Assets.................  $        475,407,587  $        29,864,040  $        30,651,301  $          8,963,538
                                          ====================  ===================  ===================  ====================

                                                 BHFTI                 BHFTI
                                             BRIGHTHOUSE/          BRIGHTHOUSE/
                                             FRANKLIN LOW            TEMPLETON
                                               DURATION            INTERNATIONAL
                                             TOTAL RETURN              BOND
                                              SUB-ACCOUNT           SUB-ACCOUNT
                                          -------------------  -------------------

ASSETS:
   Investments at fair value............  $        16,321,929  $         2,653,406
   Due from Brighthouse Life Insurance
     Company of NY......................                   --                   --
                                          -------------------  -------------------
       Total Assets.....................           16,321,929            2,653,406
                                          -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   47                   26
   Due to Brighthouse Life Insurance
     Company of NY......................                    3                    1
                                          -------------------  -------------------
       Total Liabilities................                   50                   27
                                          -------------------  -------------------

NET ASSETS..............................  $        16,321,879  $         2,653,379
                                          ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        16,321,879  $         2,653,379
   Net assets from contracts in payout..                   --                   --
                                          -------------------  -------------------
       Total Net Assets.................  $        16,321,879  $         2,653,379
                                          ===================  ===================

 The accompanying notes are an integral part of these financial statements.

                                      4

 The accompanying notes are an integral part of these financial statements.

                                      5

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                                   BHFTI
                                               BRIGHTHOUSE/
                                                WELLINGTON          BHFTI CLARION            BHFTI            BHFTI INVESCO
                                                 LARGE CAP             GLOBAL           HARRIS OAKMARK        BALANCED-RISK
                                                 RESEARCH            REAL ESTATE         INTERNATIONAL         ALLOCATION
                                                SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------  -------------------  -------------------  -------------------

ASSETS:
   Investments at fair value..............  $         1,672,922  $        18,605,597  $        51,536,087  $        38,350,457
   Due from Brighthouse Life Insurance
     Company of NY........................                   --                   --                   --                   --
                                            -------------------  -------------------  -------------------  -------------------
       Total Assets.......................            1,672,922           18,605,597           51,536,087           38,350,457
                                            -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                   20                   48                   45                   30
   Due to Brighthouse Life Insurance
     Company of NY........................                   --                   --                    1                   --
                                            -------------------  -------------------  -------------------  -------------------
       Total Liabilities..................                   20                   48                   46                   30
                                            -------------------  -------------------  -------------------  -------------------

NET ASSETS................................  $         1,672,902  $        18,605,549  $        51,536,041  $        38,350,427
                                            ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $         1,672,902  $        18,593,089  $        51,521,928  $        38,350,427
   Net assets from contracts in payout....                   --               12,460               14,113                   --
                                            -------------------  -------------------  -------------------  -------------------
       Total Net Assets...................  $         1,672,902  $        18,605,549  $        51,536,041  $        38,350,427
                                            ===================  ===================  ===================  ===================

                                                                                          BHFTI INVESCO            BHFTI
                                                BHFTI INVESCO        BHFTI INVESCO          SMALL CAP            JPMORGAN
                                                  COMSTOCK           GLOBAL EQUITY           GROWTH              CORE BOND
                                                 SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------  -------------------  -------------------  -------------------

ASSETS:
   Investments at fair value..............  $        33,155,333  $         3,980,263  $        28,722,834  $        28,682,207
   Due from Brighthouse Life Insurance
     Company of NY........................                   --                    1                   --                   --
                                            -------------------  -------------------  -------------------  -------------------
       Total Assets.......................           33,155,333            3,980,264           28,722,834           28,682,207
                                            -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                   39                   62                   77                    6
   Due to Brighthouse Life Insurance
     Company of NY........................                    1                   --                   56                    1
                                            -------------------  -------------------  -------------------  -------------------
       Total Liabilities..................                   40                   62                  133                    7
                                            -------------------  -------------------  -------------------  -------------------

NET ASSETS................................  $        33,155,293  $         3,980,202  $        28,722,701  $        28,682,200
                                            ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        33,148,798  $         3,980,202  $        28,666,195  $        28,682,200
   Net assets from contracts in payout....                6,495                   --               56,506                   --
                                            -------------------  -------------------  -------------------  -------------------
       Total Net Assets...................  $        33,155,293  $         3,980,202  $        28,722,701  $        28,682,200
                                            ===================  ===================  ===================  ===================

                                                    BHFTI                BHFTI
                                                  JPMORGAN             JPMORGAN
                                                GLOBAL ACTIVE          SMALL CAP
                                                 ALLOCATION              VALUE
                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------  -------------------

ASSETS:
   Investments at fair value..............  $        64,742,317  $         3,698,051
   Due from Brighthouse Life Insurance
     Company of NY........................                   --                   --
                                            -------------------  -------------------
       Total Assets.......................           64,742,317            3,698,051
                                            -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                   56                   43
   Due to Brighthouse Life Insurance
     Company of NY........................                    1                    1
                                            -------------------  -------------------
       Total Liabilities..................                   57                   44
                                            -------------------  -------------------

NET ASSETS................................  $        64,742,260  $         3,698,007
                                            ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        64,742,260  $         3,696,114
   Net assets from contracts in payout....                   --                1,893
                                            -------------------  -------------------
       Total Net Assets...................  $        64,742,260  $         3,698,007
                                            ===================  ===================

 The accompanying notes are an integral part of these financial statements.

                                      6

 The accompanying notes are an integral part of these financial statements.

                                      7

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                                                                              BHFTI
                                                    BHFTI                BHFTI               METLIFE           BHFTI MFS(R)
                                                LOOMIS SAYLES        LOOMIS SAYLES         MULTI-INDEX           RESEARCH
                                              GLOBAL ALLOCATION         GROWTH            TARGETED RISK        INTERNATIONAL
                                                 SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------  -------------------  -------------------  -------------------

ASSETS:
   Investments at fair value..............  $        18,565,547  $        44,736,577  $        52,615,587  $        30,470,970
   Due from Brighthouse Life Insurance
     Company of NY........................                   --                    2                   18                   --
                                            -------------------  -------------------  -------------------  -------------------
       Total Assets.......................           18,565,547           44,736,579           52,615,605           30,470,970
                                            -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                   34                   51                   31                   70
   Due to Brighthouse Life Insurance
     Company of NY........................                   --                   --                   --                    3
                                            -------------------  -------------------  -------------------  -------------------
       Total Liabilities..................                   34                   51                   31                   73
                                            -------------------  -------------------  -------------------  -------------------

NET ASSETS................................  $        18,565,513  $        44,736,528  $        52,615,574  $        30,470,897
                                            ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        18,565,513  $        44,732,413  $        52,615,574  $        30,470,897
   Net assets from contracts in payout....                   --                4,115                   --                   --
                                            -------------------  -------------------  -------------------  -------------------
       Total Net Assets...................  $        18,565,513  $        44,736,528  $        52,615,574  $        30,470,897
                                            ===================  ===================  ===================  ===================

                                                                        BHFTI
                                                   BHFTI              PANAGORA               BHFTI                BHFTI
                                              MORGAN STANLEY           GLOBAL           PIMCO INFLATION           PIMCO
                                                 DISCOVERY        DIVERSIFIED RISK      PROTECTED BOND        TOTAL RETURN
                                                SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------  -------------------  -------------------  -------------------

ASSETS:
   Investments at fair value..............  $        11,737,916  $         4,799,967  $        52,681,942  $       125,479,892
   Due from Brighthouse Life Insurance
     Company of NY........................                   --                   --                   --                   --
                                            -------------------  -------------------  -------------------  -------------------
       Total Assets.......................           11,737,916            4,799,967           52,681,942          125,479,892
                                            -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                   47                   44                   32                   28
   Due to Brighthouse Life Insurance
     Company of NY........................                    5                    1                   --                   --
                                            -------------------  -------------------  -------------------  -------------------
       Total Liabilities..................                   52                   45                   32                   28
                                            -------------------  -------------------  -------------------  -------------------

NET ASSETS................................  $        11,737,864  $         4,799,922  $        52,681,910  $       125,479,864
                                            ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        11,737,864  $         4,799,922  $        52,667,051  $       125,435,984
   Net assets from contracts in payout....                   --                   --               14,859               43,880
                                            -------------------  -------------------  -------------------  -------------------
       Total Net Assets...................  $        11,737,864  $         4,799,922  $        52,681,910  $       125,479,864
                                            ===================  ===================  ===================  ===================

                                                   BHFTI
                                                 SCHRODERS           BHFTI SSGA
                                                  GLOBAL          EMERGING MARKETS
                                                MULTI-ASSET        ENHANCED INDEX
                                                SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------  ------------------

ASSETS:
   Investments at fair value..............  $        45,838,956  $          130,768
   Due from Brighthouse Life Insurance
     Company of NY........................                   --                  --
                                            -------------------  ------------------
       Total Assets.......................           45,838,956             130,768
                                            -------------------  ------------------
LIABILITIES:
   Accrued fees...........................                   53                  10
   Due to Brighthouse Life Insurance
     Company of NY........................                    1                   6
                                            -------------------  ------------------
       Total Liabilities..................                   54                  16
                                            -------------------  ------------------

NET ASSETS................................  $        45,838,902  $          130,752
                                            ===================  ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        45,838,902  $          130,752
   Net assets from contracts in payout....                   --                  --
                                            -------------------  ------------------
       Total Net Assets...................  $        45,838,902  $          130,752
                                            ===================  ==================

 The accompanying notes are an integral part of these financial statements.

                                      8

 The accompanying notes are an integral part of these financial statements.

                                      9

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                                 BHFTI SSGA                              BHFTI T. ROWE        BHFTI T. ROWE
                                                 GROWTH AND           BHFTI SSGA          PRICE LARGE           PRICE MID
                                                 INCOME ETF           GROWTH ETF           CAP VALUE           CAP GROWTH
                                                 SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------  -------------------  -------------------  -------------------

ASSETS:
   Investments at fair value..............  $        88,116,903  $        49,729,614  $        56,504,703  $        50,530,554
   Due from Brighthouse Life Insurance
     Company of NY........................                   --                   --                    3                   --
                                            -------------------  -------------------  -------------------  -------------------
       Total Assets.......................           88,116,903           49,729,614           56,504,706           50,530,554
                                            -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                   21                   20                   51                   21
   Due to Brighthouse Life Insurance
     Company of NY........................                   --                    1                   --                   --
                                            -------------------  -------------------  -------------------  -------------------
       Total Liabilities..................                   21                   21                   51                   21
                                            -------------------  -------------------  -------------------  -------------------

NET ASSETS................................  $        88,116,882  $        49,729,593  $        56,504,655  $        50,530,533
                                            ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        87,890,107  $        49,729,593  $        56,497,228  $        50,508,075
   Net assets from contracts in payout....              226,775                   --                7,427               22,458
                                            -------------------  -------------------  -------------------  -------------------
       Total Net Assets...................  $        88,116,882  $        49,729,593  $        56,504,655  $        50,530,533
                                            ===================  ===================  ===================  ===================

                                                                      BHFTI WELLS             BHFTI          BHFTII BAILLIE
                                                BHFTI VICTORY           CAPITAL           WESTERN ASSET          GIFFORD
                                                SYCAMORE MID          MANAGEMENT           MANAGEMENT         INTERNATIONAL
                                                  CAP VALUE          MID CAP VALUE      GOVERNMENT INCOME         STOCK
                                                 SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                            -------------------  -------------------  -------------------  -------------------

ASSETS:
   Investments at fair value..............  $        17,797,070  $        20,317,559  $        39,631,162  $        14,010,395
   Due from Brighthouse Life Insurance
     Company of NY........................                    2                   --                   --                    1
                                            -------------------  -------------------  -------------------  -------------------
       Total Assets.......................           17,797,072           20,317,559           39,631,162           14,010,396
                                            -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                   56                   16                   36                   16
   Due to Brighthouse Life Insurance
     Company of NY........................                   --                   --                    1                   --
                                            -------------------  -------------------  -------------------  -------------------
       Total Liabilities..................                   56                   16                   37                   16
                                            -------------------  -------------------  -------------------  -------------------

NET ASSETS................................  $        17,797,016  $        20,317,543  $        39,631,125  $        14,010,380
                                            ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        17,797,016  $        20,310,073  $        39,631,125  $        14,010,380
   Net assets from contracts in payout....                   --                7,470                   --                   --
                                            -------------------  -------------------  -------------------  -------------------
       Total Net Assets...................  $        17,797,016  $        20,317,543  $        39,631,125  $        14,010,380
                                            ===================  ===================  ===================  ===================

                                                                       BHFTII
                                                  BHFTII              BLACKROCK
                                                 BLACKROCK             CAPITAL
                                                BOND INCOME         APPRECIATION
                                                SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------  -------------------

ASSETS:
   Investments at fair value..............  $        11,162,367  $         4,300,483
   Due from Brighthouse Life Insurance
     Company of NY........................                    5                   --
                                            -------------------  -------------------
       Total Assets.......................           11,162,372            4,300,483
                                            -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                   60                   46
   Due to Brighthouse Life Insurance
     Company of NY........................                   --                    2
                                            -------------------  -------------------
       Total Liabilities..................                   60                   48
                                            -------------------  -------------------

NET ASSETS................................  $        11,162,312  $         4,300,435
                                            ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        11,162,312  $         4,300,435
   Net assets from contracts in payout....                   --                   --
                                            -------------------  -------------------
       Total Net Assets...................  $        11,162,312  $         4,300,435
                                            ===================  ===================

 The accompanying notes are an integral part of these financial statements.

                                     10

 The accompanying notes are an integral part of these financial statements.

                                     11

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                                 BHFTII               BHFTII                BHFTII              BHFTII
                                                BLACKROCK           BRIGHTHOUSE           BRIGHTHOUSE         BRIGHTHOUSE
                                               ULTRA-SHORT             ASSET                 ASSET               ASSET
                                                TERM BOND          ALLOCATION 20         ALLOCATION 40       ALLOCATION 60
                                               SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT
                                          --------------------  -------------------  -------------------  -------------------

ASSETS:
   Investments at fair value............  $         47,748,396  $         9,365,853  $       294,316,995  $       491,164,046
   Due from Brighthouse Life Insurance
     Company of NY......................                    --                   --                   --                   --
                                          --------------------  -------------------  -------------------  -------------------
       Total Assets.....................            47,748,396            9,365,853          294,316,995          491,164,046
                                          --------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    90                   23                   42                   30
   Due to Brighthouse Life Insurance
     Company of NY......................                     2                   --                   --                    1
                                          --------------------  -------------------  -------------------  -------------------
       Total Liabilities................                    92                   23                   42                   31
                                          --------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $         47,748,304  $         9,365,830  $       294,316,953  $       491,164,015
                                          ====================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         47,746,531  $         9,365,830  $       293,994,227  $       490,990,607
   Net assets from contracts in payout..                 1,773                   --              322,726              173,408
                                          --------------------  -------------------  -------------------  -------------------
       Total Net Assets.................  $         47,748,304  $         9,365,830  $       294,316,953  $       491,164,015
                                          ====================  ===================  ===================  ===================

                                                                                           BHFTII               BHFTII
                                                BHFTII                BHFTII            BRIGHTHOUSE/         BRIGHTHOUSE/
                                              BRIGHTHOUSE          BRIGHTHOUSE/          DIMENSIONAL          WELLINGTON
                                                 ASSET                ARTISAN           INTERNATIONAL         CORE EQUITY
                                             ALLOCATION 80         MID CAP VALUE        SMALL COMPANY        OPPORTUNITIES
                                              SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                          -------------------  -------------------  --------------------  -------------------

ASSETS:
   Investments at fair value............  $       382,529,436  $        13,046,135  $          5,518,474  $        78,887,243
   Due from Brighthouse Life Insurance
     Company of NY......................                   --                    1                    --                   --
                                          -------------------  -------------------  --------------------  -------------------
       Total Assets.....................          382,529,436           13,046,136             5,518,474           78,887,243
                                          -------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   30                   20                    26                  126
   Due to Brighthouse Life Insurance
     Company of NY......................                   --                   --                    --                    2
                                          -------------------  -------------------  --------------------  -------------------
       Total Liabilities................                   30                   20                    26                  128
                                          -------------------  -------------------  --------------------  -------------------

NET ASSETS..............................  $       382,529,406  $        13,046,116  $          5,518,448  $        78,887,115
                                          ===================  ===================  ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       382,401,215  $        13,046,116  $          5,482,520  $        78,864,028
   Net assets from contracts in payout..              128,191                   --                35,928               23,087
                                          -------------------  -------------------  --------------------  -------------------
       Total Net Assets.................  $       382,529,406  $        13,046,116  $          5,518,448  $        78,887,115
                                          ===================  ===================  ====================  ===================

                                                 BHFTII
                                                FRONTIER              BHFTII
                                             MID CAP GROWTH       JENNISON GROWTH
                                               SUB-ACCOUNT          SUB-ACCOUNT
                                          --------------------  -------------------

ASSETS:
   Investments at fair value............  $          8,613,344  $        52,230,941
   Due from Brighthouse Life Insurance
     Company of NY......................                    --                    1
                                          --------------------  -------------------
       Total Assets.....................             8,613,344           52,230,942
                                          --------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    13                   35
   Due to Brighthouse Life Insurance
     Company of NY......................                    --                   --
                                          --------------------  -------------------
       Total Liabilities................                    13                   35
                                          --------------------  -------------------

NET ASSETS..............................  $          8,613,331  $        52,230,907
                                          ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $          8,613,331  $        52,213,886
   Net assets from contracts in payout..                    --               17,021
                                          --------------------  -------------------
       Total Net Assets.................  $          8,613,331  $        52,230,907
                                          ====================  ===================

 The accompanying notes are an integral part of these financial statements.

                                     12

 The accompanying notes are an integral part of these financial statements.

                                     13

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                                                       BHFTII                BHFTII
                                                  BHFTII            LOOMIS SAYLES            METLIFE
                                               LOOMIS SAYLES          SMALL CAP             AGGREGATE         BHFTII METLIFE
                                              SMALL CAP CORE           GROWTH              BOND INDEX       MID CAP STOCK INDEX
                                                SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------  -------------------  -------------------  --------------------

ASSETS:
   Investments at fair value..............  $           833,354  $           468,297  $        19,134,577  $         8,858,272
   Due from Brighthouse Life Insurance
     Company of NY........................                   --                   --                   --                   --
                                            -------------------  -------------------  -------------------  --------------------
       Total Assets.......................              833,354              468,297           19,134,577            8,858,272
                                            -------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees...........................                    9                   14                   43                   23
   Due to Brighthouse Life Insurance
     Company of NY........................                   --                   --                    1                   --
                                            -------------------  -------------------  -------------------  --------------------
       Total Liabilities..................                    9                   14                   44                   23
                                            -------------------  -------------------  -------------------  --------------------

NET ASSETS................................  $           833,345  $           468,283  $        19,134,533  $         8,858,249
                                            ===================  ===================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $           833,345  $           468,283  $        19,134,533  $         8,858,249
   Net assets from contracts in payout....                   --                   --                   --                   --
                                            -------------------  -------------------  -------------------  --------------------
       Total Net Assets...................  $           833,345  $           468,283  $        19,134,533  $         8,858,249
                                            ===================  ===================  ===================  ====================

                                               BHFTII METLIFE       BHFTII METLIFE         BHFTII METLIFE           BHFTII
                                             MSCI EAFE(R) INDEX  RUSSELL 2000(R) INDEX       STOCK INDEX      MFS(R) TOTAL RETURN
                                                 SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------  ---------------------  -------------------  --------------------

ASSETS:
   Investments at fair value..............  $         8,199,667  $        11,955,856    $        59,292,686  $          6,814,915
   Due from Brighthouse Life Insurance
     Company of NY........................                   --                   --                      1                    --
                                            -------------------  ---------------------  -------------------  --------------------
       Total Assets.......................            8,199,667           11,955,856             59,292,687             6,814,915
                                            -------------------  ---------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees...........................                   24                   36                     29                    50
   Due to Brighthouse Life Insurance
     Company of NY........................                   --                   --                     --                    --
                                            -------------------  ---------------------  -------------------  --------------------
       Total Liabilities..................                   24                   36                     29                    50
                                            -------------------  ---------------------  -------------------  --------------------

NET ASSETS................................  $         8,199,643  $        11,955,820    $        59,292,658  $          6,814,865
                                            ===================  =====================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $         8,199,643  $        11,882,604    $        59,235,586  $          6,814,865
   Net assets from contracts in payout....                   --               73,216                 57,072                    --
                                            -------------------  ---------------------  -------------------  --------------------
       Total Net Assets...................  $         8,199,643  $        11,955,820    $        59,292,658  $          6,814,865
                                            ===================  =====================  ===================  ====================

                                                  BHFTII          BHFTII NEUBERGER
                                               MFS(R) VALUE        BERMAN GENESIS
                                                SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------  -------------------

ASSETS:
   Investments at fair value..............  $        23,660,787  $        12,847,770
   Due from Brighthouse Life Insurance
     Company of NY........................                   --                   --
                                            -------------------  -------------------
       Total Assets.......................           23,660,787           12,847,770
                                            -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                   48                   33
   Due to Brighthouse Life Insurance
     Company of NY........................                   --                   --
                                            -------------------  -------------------
       Total Liabilities..................                   48                   33
                                            -------------------  -------------------

NET ASSETS................................  $        23,660,739  $        12,847,737
                                            ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        23,645,177  $        12,825,257
   Net assets from contracts in payout....               15,562               22,480
                                            -------------------  -------------------
       Total Net Assets...................  $        23,660,739  $        12,847,737
                                            ===================  ===================

 The accompanying notes are an integral part of these financial statements.

                                     14

 The accompanying notes are an integral part of these financial statements.

                                     15

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                                                                                              BHFTII WESTERN
                                                 BHFTII                BHFTII            BHFTII VANECK       ASSET MANAGEMENT
                                              T. ROWE PRICE         T. ROWE PRICE       GLOBAL NATURAL        STRATEGIC BOND
                                            LARGE CAP GROWTH      SMALL CAP GROWTH         RESOURCES           OPPORTUNITIES
                                               SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                                          --------------------  -------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $         36,415,253  $           412,124  $          4,127,171  $         65,273,184
   Due from Brighthouse Life Insurance
     Company of NY......................                     1                   --                    --                    --
                                          --------------------  -------------------  --------------------  --------------------
        Total Assets....................            36,415,254              412,124             4,127,171            65,273,184
                                          --------------------  -------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    21                   12                    30                   113
   Due to Brighthouse Life Insurance
     Company of NY......................                    --                   --                    --                     1
                                          --------------------  -------------------  --------------------  --------------------
        Total Liabilities...............                    21                   12                    30                   114
                                          --------------------  -------------------  --------------------  --------------------

NET ASSETS..............................  $         36,415,233  $           412,112  $          4,127,141  $         65,273,070
                                          ====================  ===================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         36,415,233  $           412,112  $          4,127,141  $         65,237,384
   Net assets from contracts in payout..                    --                   --                    --                35,686
                                          --------------------  -------------------  --------------------  --------------------
        Total Net Assets................  $         36,415,233  $           412,112  $          4,127,141  $         65,273,070
                                          ====================  ===================  ====================  ====================

                                            BHFTII WESTERN
                                           ASSET MANAGEMENT      BLACKROCK GLOBAL       FIDELITY(R) VIP       FIDELITY(R) VIP
                                            U.S. GOVERNMENT       ALLOCATION V.I.         CONTRAFUND           EQUITY-INCOME
                                              SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                          -------------------  --------------------  --------------------  -------------------

ASSETS:
   Investments at fair value............  $        23,769,004  $          1,299,256  $         19,110,945  $            13,311
   Due from Brighthouse Life Insurance
     Company of NY......................                   --                    --                    --                   --
                                          -------------------  --------------------  --------------------  -------------------
        Total Assets....................           23,769,004             1,299,256            19,110,945               13,311
                                          -------------------  --------------------  --------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   50                     6                    43                    7
   Due to Brighthouse Life Insurance
     Company of NY......................                    1                     1                    --                    3
                                          -------------------  --------------------  --------------------  -------------------
        Total Liabilities...............                   51                     7                    43                   10
                                          -------------------  --------------------  --------------------  -------------------

NET ASSETS..............................  $        23,768,953  $          1,299,249  $         19,110,902  $            13,301
                                          ===================  ====================  ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        23,737,488  $          1,299,249  $         19,108,338  $            13,301
   Net assets from contracts in payout..               31,465                    --                 2,564                   --
                                          -------------------  --------------------  --------------------  -------------------
        Total Net Assets................  $        23,768,953  $          1,299,249  $         19,110,902  $            13,301
                                          ===================  ====================  ====================  ===================

                                             FIDELITY(R) VIP       FTVIPT FRANKLIN
                                                 MID CAP             INCOME VIP
                                               SUB-ACCOUNT           SUB-ACCOUNT
                                          --------------------  --------------------

ASSETS:
   Investments at fair value............  $         13,094,601  $         19,093,389
   Due from Brighthouse Life Insurance
     Company of NY......................                    --                     1
                                          --------------------  --------------------
        Total Assets....................            13,094,601            19,093,390
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    13                    19
   Due to Brighthouse Life Insurance
     Company of NY......................                    --                    --
                                          --------------------  --------------------
        Total Liabilities...............                    13                    19
                                          --------------------  --------------------

NET ASSETS..............................  $         13,094,588  $         19,093,371
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         13,087,463  $         19,093,371
   Net assets from contracts in payout..                 7,125                    --
                                          --------------------  --------------------
        Total Net Assets................  $         13,094,588  $         19,093,371
                                          ====================  ====================

 The accompanying notes are an integral part of these financial statements.

                                     16

 The accompanying notes are an integral part of these financial statements.

                                     17

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                             FTVIPT FRANKLIN       FTVIPT FRANKLIN     FTVIPT TEMPLETON      FTVIPT TEMPLETON
                                            MUTUAL SHARES VIP    SMALL CAP VALUE VIP      FOREIGN VIP         GLOBAL BOND VIP
                                               SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                                          --------------------  --------------------  -------------------  --------------------

ASSETS:
   Investments at fair value............  $          2,993,301  $         3,350,138   $        11,164,079  $          8,916,205
   Due from Brighthouse Life Insurance
     Company of NY......................                    --                   --                    --                    --
                                          --------------------  --------------------  -------------------  --------------------
        Total Assets....................             2,993,301            3,350,138            11,164,079             8,916,205
                                          --------------------  --------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    21                   22                    27                    15
   Due to Brighthouse Life Insurance
     Company of NY......................                    --                   --                    --                    --
                                          --------------------  --------------------  -------------------  --------------------
        Total Liabilities...............                    21                   22                    27                    15
                                          --------------------  --------------------  -------------------  --------------------

NET ASSETS..............................  $          2,993,280  $         3,350,116   $        11,164,052  $          8,916,190
                                          ====================  ====================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $          2,993,280  $         3,350,116   $        11,152,387  $          8,916,190
   Net assets from contracts in payout..                    --                   --                11,665                    --
                                          --------------------  --------------------  -------------------  --------------------
        Total Net Assets................  $          2,993,280  $         3,350,116   $        11,164,052  $          8,916,190
                                          ====================  ====================  ===================  ====================

                                                INVESCO
                                           OPPENHEIMER V.I.                                                       LMPVET
                                              MAIN STREET          INVESCO V.I.          INVESCO V.I.      CLEARBRIDGE VARIABLE
                                               SMALL CAP         EQUITY AND INCOME   INTERNATIONAL GROWTH    AGGRESSIVE GROWTH
                                              SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                          -------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $         3,377,357  $         16,792,609  $          8,769,835  $         17,801,879
   Due from Brighthouse Life Insurance
     Company of NY......................                   --                    --                    --                    --
                                          -------------------  --------------------  --------------------  --------------------
        Total Assets....................            3,377,357            16,792,609             8,769,835            17,801,879
                                          -------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                   19                     9                    35                    29
   Due to Brighthouse Life Insurance
     Company of NY......................                   --                    --                    --                    --
                                          -------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                   19                     9                    35                    29
                                          -------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $         3,377,338  $         16,792,600  $          8,769,800  $         17,801,850
                                          ===================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         3,374,126  $         16,792,600  $          8,764,737  $         17,779,111
   Net assets from contracts in payout..                3,212                    --                 5,063                22,739
                                          -------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $         3,377,338  $         16,792,600  $          8,769,800  $         17,801,850
                                          ===================  ====================  ====================  ====================

                                                 LMPVET                LMPVET
                                          CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE
                                              APPRECIATION        DIVIDEND STRATEGY
                                               SUB-ACCOUNT           SUB-ACCOUNT
                                          --------------------  --------------------

ASSETS:
   Investments at fair value............   $        24,573,906  $         14,150,218
   Due from Brighthouse Life Insurance
     Company of NY......................                    --                     1
                                          --------------------  --------------------
        Total Assets....................            24,573,906            14,150,219
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    21                    34
   Due to Brighthouse Life Insurance
     Company of NY......................                     5                    --
                                          --------------------  --------------------
        Total Liabilities...............                    26                    34
                                          --------------------  --------------------

NET ASSETS..............................   $        24,573,880  $         14,150,185
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $        24,573,880  $         14,150,185
   Net assets from contracts in payout..                    --                    --
                                          --------------------  --------------------
        Total Net Assets................   $        24,573,880  $         14,150,185
                                          ====================  ====================

 The accompanying notes are an integral part of these financial statements.

                                     18

 The accompanying notes are an integral part of these financial statements.

                                     19

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                                   LMPVET                LMPVET                LMPVET               LMPVET
                                            CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE      QS VARIABLE
                                              LARGE CAP GROWTH       LARGE CAP VALUE      SMALL CAP GROWTH    CONSERVATIVE GROWTH
                                                 SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
                                            --------------------  --------------------  --------------------  -------------------

ASSETS:
   Investments at fair value..............  $           255,329   $           352,159   $         5,569,398   $         1,715,200
   Due from Brighthouse Life Insurance
     Company of NY........................                   --                    --                    27                    --
                                            --------------------  --------------------  --------------------  -------------------
       Total Assets.......................              255,329               352,159             5,569,425             1,715,200
                                            --------------------  --------------------  --------------------  -------------------
LIABILITIES:
   Accrued fees...........................                   12                    16                    39                    13
   Due to Brighthouse Life Insurance
     Company of NY........................                   --                    --                    --                     1
                                            --------------------  --------------------  --------------------  -------------------
       Total Liabilities..................                   12                    16                    39                    14
                                            --------------------  --------------------  --------------------  -------------------

NET ASSETS................................  $           255,317   $           352,143   $         5,569,386   $         1,715,186
                                            ====================  ====================  ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $           247,366   $           352,143   $         5,569,386   $         1,715,186
   Net assets from contracts in payout....                7,951                    --                    --                    --
                                            --------------------  --------------------  --------------------  -------------------
       Total Net Assets...................  $           255,317   $           352,143   $         5,569,386   $         1,715,186
                                            ====================  ====================  ====================  ===================

                                                                                       LMPVIT WESTERN
                                                                      LMPVET           ASSET VARIABLE
                                                  LMPVET            QS VARIABLE          GLOBAL HIGH           PIMCO VIT
                                            QS VARIABLE GROWTH    MODERATE GROWTH        YIELD BOND           HIGH YIELD
                                                SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                            ------------------  ------------------  -------------------  -------------------

ASSETS:
   Investments at fair value..............  $        1,087,545  $           38,832  $         7,144,129  $            71,205
   Due from Brighthouse Life Insurance
     Company of NY........................                  --                  --                   --                   --
                                            ------------------  ------------------  -------------------  -------------------
       Total Assets.......................           1,087,545              38,832            7,144,129               71,205
                                            ------------------  ------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                  12                   8                   33                   13
   Due to Brighthouse Life Insurance
     Company of NY........................                   2                  --                   --                   --
                                            ------------------  ------------------  -------------------  -------------------
       Total Liabilities..................                  14                   8                   33                   13
                                            ------------------  ------------------  -------------------  -------------------

NET ASSETS................................  $        1,087,531  $           38,824  $         7,144,096  $            71,192
                                            ==================  ==================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        1,087,531  $           38,824  $         7,144,096  $            71,192
   Net assets from contracts in payout....                  --                  --                   --                   --
                                            ------------------  ------------------  -------------------  -------------------
       Total Net Assets...................  $        1,087,531  $           38,824  $         7,144,096  $            71,192
                                            ==================  ==================  ===================  ===================

                                                  PIMCO VIT           PIONEER VCT
                                                LOW DURATION         MID CAP VALUE
                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------  -------------------

ASSETS:
   Investments at fair value..............  $            42,735  $         1,849,041
   Due from Brighthouse Life Insurance
     Company of NY........................                   --                   --
                                            -------------------  -------------------
       Total Assets.......................               42,735            1,849,041
                                            -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                   11                   36
   Due to Brighthouse Life Insurance
     Company of NY........................                   --                   --
                                            -------------------  -------------------
       Total Liabilities..................                   11                   36
                                            -------------------  -------------------

NET ASSETS................................  $            42,724  $         1,849,005
                                            ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $            42,724  $         1,849,005
   Net assets from contracts in payout....                   --                   --
                                            -------------------  -------------------
       Total Net Assets...................  $            42,724  $         1,849,005
                                            ===================  ===================

 The accompanying notes are an integral part of these financial statements.

                                     20

 The accompanying notes are an integral part of these financial statements.

                                     21

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2019

                                               PIONEER VCT             PUTNAM VT             PUTNAM VT        RUSSELL GLOBAL REAL
                                           REAL ESTATE SHARES        EQUITY INCOME      SUSTAINABLE LEADERS    ESTATE SECURITIES
                                               SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                          ---------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $              13,801  $             69,855  $            297,396  $              9,647
   Due from Brighthouse Life Insurance
     Company of NY......................                     --                    --                    --                    --
                                          ---------------------  --------------------  --------------------  --------------------
        Total Assets....................                 13,801                69,855               297,396                 9,647
                                          ---------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                      5                     9                     1                     7
   Due to Brighthouse Life Insurance
     Company of NY......................                     --                    --                    --                     1
                                          ---------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                      5                     9                     1                     8
                                          ---------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $              13,796  $             69,846  $            297,395  $              9,639
                                          =====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $              13,796  $             69,846  $            297,395  $              9,639
   Net assets from contracts in payout..                     --                    --                    --                    --
                                          ---------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $              13,796  $             69,846  $            297,395  $              9,639
                                          =====================  ====================  ====================  ====================

                                                 RUSSELL                                     RUSSELL               RUSSELL
                                              INTERNATIONAL            RUSSELL           U.S. SMALL CAP        U.S. STRATEGIC
                                            DEVELOPED MARKETS      STRATEGIC BOND            EQUITY                EQUITY
                                               SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                          --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $             14,110  $             25,562  $              5,109  $             61,588
   Due from Brighthouse Life Insurance
     Company of NY......................                    --                     1                    --                     1
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................                14,110                25,563                 5,109                61,589
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     2                     4                     3                     4
   Due to Brighthouse Life Insurance
     Company of NY......................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                     2                     4                     3                     4
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $             14,108  $             25,559  $              5,106  $             61,585
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $             14,108  $             25,559  $              5,106  $             61,585
   Net assets from contracts in payout..                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $             14,108  $             25,559  $              5,106  $             61,585
                                          ====================  ====================  ====================  ====================

                                                 TAP 1919
                                             VARIABLE SOCIALLY
                                                RESPONSIVE
                                                 BALANCED
                                                SUB-ACCOUNT
                                          ---------------------

ASSETS:
   Investments at fair value............  $             180,145
   Due from Brighthouse Life Insurance
     Company of NY......................                     --
                                          ---------------------
        Total Assets....................                180,145
                                          ---------------------
LIABILITIES:
   Accrued fees.........................                      2
   Due to Brighthouse Life Insurance
     Company of NY......................                      1
                                          ---------------------
        Total Liabilities...............                      3
                                          ---------------------

NET ASSETS..............................  $             180,142
                                          =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $             180,142
   Net assets from contracts in payout..                     --
                                          ---------------------
        Total Net Assets................  $             180,142
                                          =====================

 The accompanying notes are an integral part of these financial statements.

                                     22

 The accompanying notes are an integral part of these financial statements.

                                     23

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2019

                                                                                         AMERICAN FUNDS(R)
                                               AMERICAN FUNDS(R)    AMERICAN FUNDS(R)      GLOBAL SMALL       AMERICAN FUNDS(R)
                                                     BOND             GLOBAL GROWTH       CAPITALIZATION           GROWTH
                                                  SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                             -------------------  -------------------  --------------------  -------------------

INVESTMENT INCOME:
      Dividends............................  $           231,268  $           254,646  $              6,641  $           343,761
                                             -------------------  -------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................              101,135              296,675                40,363              593,801
      Administrative charges...............               21,760               57,928                10,833              117,861
                                             -------------------  -------------------  --------------------  -------------------
        Total expenses.....................              122,895              354,603                51,196              711,662
                                             -------------------  -------------------  --------------------  -------------------
          Net investment income (loss).....              108,373             (99,957)              (44,555)            (367,901)
                                             -------------------  -------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --            1,291,654               277,691            4,972,394
      Realized gains (losses) on sale of
        investments........................               24,708              722,974               173,752            1,416,304
                                             -------------------  -------------------  --------------------  -------------------
          Net realized gains (losses)......               24,708            2,014,628               451,443            6,388,698
                                             -------------------  -------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................              559,020            4,753,573               732,450            5,917,392
                                             -------------------  -------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................              583,728            6,768,201             1,183,893           12,306,090
                                             -------------------  -------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           692,101  $         6,668,244  $          1,139,338  $        11,938,189
                                             ===================  ===================  ====================  ===================

                                                                                                                    BHFTI
                                              AMERICAN FUNDS(R)     BHFTI AB GLOBAL          BHFTI AB         AMERICAN FUNDS(R)
                                                GROWTH-INCOME     DYNAMIC ALLOCATION    INTERNATIONAL BOND   BALANCED ALLOCATION
                                                 SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT (a)        SUB-ACCOUNT
                                             -------------------  -------------------  -------------------  --------------------

INVESTMENT INCOME:
      Dividends............................  $           445,045  $         4,675,058  $                --  $         3,744,655
                                             -------------------  -------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................              360,127            1,644,143                  316            2,713,181
      Administrative charges...............               66,899              338,940                   54              519,813
                                             -------------------  -------------------  -------------------  --------------------
        Total expenses.....................              427,026            1,983,083                  370            3,232,994
                                             -------------------  -------------------  -------------------  --------------------
          Net investment income (loss).....               18,019            2,691,975                (370)              511,661
                                             -------------------  -------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            2,715,047            2,643,826                   --           14,798,394
      Realized gains (losses) on sale of
        investments........................              511,449            2,647,073                   16            1,077,388
                                             -------------------  -------------------  -------------------  --------------------
          Net realized gains (losses)......            3,226,496            5,290,899                   16           15,875,782
                                             -------------------  -------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................            2,558,541           12,445,259                  878           17,224,532
                                             -------------------  -------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            5,785,037           17,736,158                  894           33,100,314
                                             -------------------  -------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         5,803,056  $        20,428,133  $               524  $        33,611,975
                                             ===================  ===================  ===================  ====================

                                                     BHFTI                BHFTI
                                               AMERICAN FUNDS(R)    AMERICAN FUNDS(R)
                                               GROWTH ALLOCATION         GROWTH
                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                             --------------------  -------------------

INVESTMENT INCOME:
      Dividends............................  $          1,799,139  $           244,518
                                             --------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................             1,462,410              746,586
      Administrative charges...............               269,172              139,195
                                             --------------------  -------------------
        Total expenses.....................             1,731,582              885,781
                                             --------------------  -------------------
          Net investment income (loss).....                67,557            (641,263)
                                             --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........             8,985,111            8,257,565
      Realized gains (losses) on sale of
        investments........................               854,528              298,802
                                             --------------------  -------------------
          Net realized gains (losses)......             9,839,639            8,556,367
                                             --------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................            11,071,979            5,987,155
                                             --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            20,911,618           14,543,522
                                             --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         20,979,175  $        13,902,259
                                             ====================  ===================

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                     24

 The accompanying notes are an integral part of these financial statements.

                                     25

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2019

                                                     BHFTI              BHFTI AQR               BHFTI                 BHFTI
                                               AMERICAN FUNDS(R)       GLOBAL RISK        BLACKROCK GLOBAL          BLACKROCK
                                              MODERATE ALLOCATION       BALANCED         TACTICAL STRATEGIES       HIGH YIELD
                                                  SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                             --------------------  -------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends............................  $          1,994,248  $         3,372,106  $           492,193   $          1,404,940
                                             --------------------  -------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................             1,339,624            1,384,195            3,068,230                307,101
      Administrative charges...............               251,950              286,636              629,885                 59,592
                                             --------------------  -------------------  --------------------  --------------------
        Total expenses.....................             1,591,574            1,670,831            3,698,115                366,693
                                             --------------------  -------------------  --------------------  --------------------
           Net investment income (loss)....               402,674            1,701,275          (3,205,922)              1,038,247
                                             --------------------  -------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........             5,672,082                   --                   --                     --
      Realized gains (losses) on sale of
        investments........................               280,480          (2,544,752)            1,430,917               (48,557)
                                             --------------------  -------------------  --------------------  --------------------
           Net realized gains (losses).....             5,952,562          (2,544,752)            1,430,917               (48,557)
                                             --------------------  -------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................             7,084,204           19,865,233           45,020,750              1,847,973
                                             --------------------  -------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            13,036,766           17,320,481           46,451,667              1,799,416
                                             --------------------  -------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         13,439,440  $        19,021,756  $        43,245,745   $          2,837,663
                                             ====================  ===================  ====================  ====================

                                                     BHFTI                                                          BHFTI
                                                  BRIGHTHOUSE             BHFTI                 BHFTI           BRIGHTHOUSE/
                                                     ASSET             BRIGHTHOUSE           BRIGHTHOUSE      ABERDEEN EMERGING
                                                ALLOCATION 100        BALANCED PLUS        SMALL CAP VALUE     MARKETS EQUITY
                                                  SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT
                                             --------------------  -------------------  -------------------  -------------------

INVESTMENT INCOME:
      Dividends............................  $          1,519,580  $         9,275,314  $           254,425  $           481,491
                                             --------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................             1,407,112            5,434,568              400,825              394,586
      Administrative charges...............               251,827            1,144,479               71,360               73,000
                                             --------------------  -------------------  -------------------  -------------------
        Total expenses.....................             1,658,939            6,579,047              472,185              467,586
                                             --------------------  -------------------  -------------------  -------------------
           Net investment income (loss)....             (139,359)            2,696,267            (217,760)               13,905
                                             --------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            10,629,424                   --            2,457,884                   --
      Realized gains (losses) on sale of
        investments........................             1,207,634            2,841,517               15,640              198,067
                                             --------------------  -------------------  -------------------  -------------------
           Net realized gains (losses).....            11,837,058            2,841,517            2,473,524              198,067
                                             --------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................            11,002,098           83,764,556            4,408,426            4,921,538
                                             --------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            22,839,156           86,606,073            6,881,950            5,119,605
                                             --------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         22,699,797  $        89,302,340  $         6,664,190  $         5,133,510
                                             ====================  ===================  ===================  ===================

                                                                          BHFTI
                                                     BHFTI            BRIGHTHOUSE/
                                                 BRIGHTHOUSE/         FRANKLIN LOW
                                                  EATON VANCE           DURATION
                                                 FLOATING RATE        TOTAL RETURN
                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                             -------------------  --------------------

INVESTMENT INCOME:
      Dividends............................  $           382,794  $            554,694
                                             -------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................              105,931               214,151
      Administrative charges...............               21,033                40,913
                                             -------------------  --------------------
        Total expenses.....................              126,964               255,064
                                             -------------------  --------------------
           Net investment income (loss)....              255,830               299,630
                                             -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --                    --
      Realized gains (losses) on sale of
        investments........................             (22,680)              (48,162)
                                             -------------------  --------------------
           Net realized gains (losses).....             (22,680)              (48,162)
                                             -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................              192,308               233,589
                                             -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................              169,628               185,427
                                             -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           425,458  $            485,057
                                             ===================  ====================

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                     26

 The accompanying notes are an integral part of these financial statements.

                                     27

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2019

                                                    BHFTI                 BHFTI
                                                BRIGHTHOUSE/          BRIGHTHOUSE/
                                                  TEMPLETON            WELLINGTON          BHFTI CLARION           BHFTI
                                                INTERNATIONAL           LARGE CAP             GLOBAL          HARRIS OAKMARK
                                                    BOND                RESEARCH            REAL ESTATE        INTERNATIONAL
                                                 SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                             -------------------  -------------------  -------------------  -------------------

INVESTMENT INCOME:
      Dividends............................  $           209,222  $            16,901  $           581,385  $         1,086,337
                                             -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................               32,409               24,127              257,365              679,862
      Administrative charges...............                6,385                4,111               47,312              122,683
                                             -------------------  -------------------  -------------------  -------------------
        Total expenses.....................               38,794               28,238              304,677              802,545
                                             -------------------  -------------------  -------------------  -------------------
          Net investment income (loss).....              170,428             (11,337)              276,708              283,792
                                             -------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                4,970              197,578                   --            3,837,998
      Realized gains (losses) on sale of
        investments........................             (23,649)               48,777              233,920            (565,795)
                                             -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)......             (18,679)              246,355              233,920            3,272,203
                                             -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................            (159,697)              182,656            3,407,050            6,462,474
                                             -------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            (178,376)              429,011            3,640,970            9,734,677
                                             -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           (7,948)  $           417,674  $         3,917,678  $        10,018,469
                                             ===================  ===================  ===================  ===================

                                                 BHFTI INVESCO                                                   BHFTI INVESCO
                                                 BALANCED-RISK        BHFTI INVESCO        BHFTI INVESCO           SMALL CAP
                                                  ALLOCATION            COMSTOCK           GLOBAL EQUITY            GROWTH
                                                  SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                                             --------------------  -------------------  -------------------  -------------------

INVESTMENT INCOME:
      Dividends............................  $                 --  $           677,838  $            30,156  $                --
                                             --------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................               470,775              398,300               43,060              371,698
      Administrative charges...............                98,718               79,599                9,538               68,255
                                             --------------------  -------------------  -------------------  -------------------
        Total expenses.....................               569,493              477,899               52,598              439,953
                                             --------------------  -------------------  -------------------  -------------------
          Net investment income (loss).....             (569,493)              199,939             (22,442)            (439,953)
                                             --------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                    --            3,867,536              478,208            4,723,540
      Realized gains (losses) on sale of
        investments........................             (452,064)              440,488               98,706            (311,933)
                                             --------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)......             (452,064)            4,308,024              576,914            4,411,607
                                             --------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................             6,095,126            2,140,342              433,753            1,375,321
                                             --------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................             5,643,062            6,448,366            1,010,667            5,786,928
                                             --------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $          5,073,569  $         6,648,305  $           988,225  $         5,346,975
                                             ====================  ===================  ===================  ===================

                                                                          BHFTI
                                                     BHFTI              JPMORGAN
                                                   JPMORGAN           GLOBAL ACTIVE
                                                   CORE BOND           ALLOCATION
                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                             -------------------  --------------------

INVESTMENT INCOME:
      Dividends............................  $         1,239,972  $          1,766,518
                                             -------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................              377,870               729,706
      Administrative charges...............               69,724               160,226
                                             -------------------  --------------------
        Total expenses.....................              447,594               889,932
                                             -------------------  --------------------
          Net investment income (loss).....              792,378               876,586
                                             -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --                    --
      Realized gains (losses) on sale of
        investments........................             (46,425)               335,669
                                             -------------------  --------------------
          Net realized gains (losses)......             (46,425)               335,669
                                             -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................              999,860             7,900,140
                                             -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................              953,435             8,235,809
                                             -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         1,745,813  $          9,112,395
                                             ===================  ====================

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                     28

 The accompanying notes are an integral part of these financial statements.

                                     29

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2019

                                                     BHFTI                                                          BHFTI
                                                   JPMORGAN               BHFTI                BHFTI               METLIFE
                                                   SMALL CAP          LOOMIS SAYLES        LOOMIS SAYLES         MULTI-INDEX
                                                     VALUE          GLOBAL ALLOCATION         GROWTH            TARGETED RISK
                                                  SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                             -------------------  -------------------  -------------------  -------------------

INVESTMENT INCOME:
      Dividends............................  $            48,081  $           264,322  $           352,037  $         1,012,189
                                             -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................               52,650              247,339              607,044              569,422
      Administrative charges...............                9,052               44,347              107,887              122,128
                                             -------------------  -------------------  -------------------  -------------------
        Total expenses.....................               61,702              291,686              714,931              691,550
                                             -------------------  -------------------  -------------------  -------------------
          Net investment income (loss).....             (13,621)             (27,364)            (362,894)              320,639
                                             -------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........              366,419            1,529,152            5,915,908                   --
      Realized gains (losses) on sale of
        investments........................               21,337              573,070            1,630,277              269,095
                                             -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)......              387,756            2,102,222            7,546,185              269,095
                                             -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................              222,952            1,903,518            1,248,054            8,263,335
                                             -------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................              610,708            4,005,740            8,794,239            8,532,430
                                             -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           597,087  $         3,978,376  $         8,431,345  $         8,853,069
                                             ===================  ===================  ===================  ===================

                                                                                              BHFTI
                                                BHFTI MFS(R)             BHFTI              PANAGORA               BHFTI
                                                  RESEARCH          MORGAN STANLEY           GLOBAL           PIMCO INFLATION
                                                INTERNATIONAL          DISCOVERY        DIVERSIFIED RISK      PROTECTED BOND
                                                 SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                             -------------------  -------------------  -------------------  -------------------

INVESTMENT INCOME:
      Dividends............................  $           376,440  $                --  $           150,508  $         1,834,491
                                             -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................              389,961              146,646               53,152              735,420
      Administrative charges...............               70,640               29,765               11,203              134,832
                                             -------------------  -------------------  -------------------  -------------------
        Total expenses.....................              460,601              176,411               64,355              870,252
                                             -------------------  -------------------  -------------------  -------------------
          Net investment income (loss).....             (84,161)            (176,411)               86,153              964,239
                                             -------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            1,298,144            2,278,792                   --                   --
      Realized gains (losses) on sale of
        investments........................              273,351            1,051,529               28,382            (736,251)
                                             -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)......            1,571,495            3,330,321               28,382            (736,251)
                                             -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................            5,084,035              719,914              674,546            3,226,027
                                             -------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            6,655,530            4,050,235              702,928            2,489,776
                                             -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         6,571,369  $         3,873,824  $           789,081  $         3,454,015
                                             ===================  ===================  ===================  ===================

                                                                         BHFTI
                                                    BHFTI              SCHRODERS
                                                    PIMCO               GLOBAL
                                                TOTAL RETURN          MULTI-ASSET
                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                             -------------------  -------------------

INVESTMENT INCOME:
      Dividends............................  $         3,619,622  $           670,611
                                             -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................            1,669,428              540,548
      Administrative charges...............              313,101              114,198
                                             -------------------  -------------------
        Total expenses.....................            1,982,529              654,746
                                             -------------------  -------------------
          Net investment income (loss).....            1,637,093               15,865
                                             -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --                   --
      Realized gains (losses) on sale of
        investments........................            (187,296)              286,482
                                             -------------------  -------------------
          Net realized gains (losses)......            (187,296)              286,482
                                             -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................            6,770,063            7,910,560
                                             -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            6,582,767            8,197,042
                                             -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         8,219,860  $         8,212,907
                                             ===================  ===================

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                     30

 The accompanying notes are an integral part of these financial statements.

                                     31

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2019

                                                  BHFTI SSGA           BHFTI SSGA                               BHFTI T. ROWE
                                               EMERGING MARKETS        GROWTH AND           BHFTI SSGA           PRICE LARGE
                                                ENHANCED INDEX         INCOME ETF           GROWTH ETF            CAP VALUE
                                                SUB-ACCOUNT (a)        SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                             -------------------  -------------------  -------------------  -------------------

INVESTMENT INCOME:
      Dividends............................  $                --  $         1,974,014  $           915,341  $         1,110,856
                                             -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................                  385            1,098,270              581,563              730,126
      Administrative charges...............                   83              212,321              116,835              133,423
                                             -------------------  -------------------  -------------------  -------------------
        Total expenses.....................                  468            1,310,591              698,398              863,549
                                             -------------------  -------------------  -------------------  -------------------
          Net investment income (loss).....                (468)              663,423              216,943              247,307
                                             -------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --            4,209,816            2,997,065            6,227,359
      Realized gains (losses) on sale of
        investments........................                (300)              270,078               90,338              423,988
                                             -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)......                (300)            4,479,894            3,087,403            6,651,347
                                             -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................               11,600            8,606,620            5,354,135            4,740,254
                                             -------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................               11,300           13,086,514            8,441,538           11,391,601
                                             -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $            10,832  $        13,749,937  $         8,658,481  $        11,638,908
                                             ===================  ===================  ===================  ===================

                                                                                           BHFTI WELLS             BHFTI
                                                BHFTI T. ROWE        BHFTI VICTORY           CAPITAL           WESTERN ASSET
                                                  PRICE MID          SYCAMORE MID          MANAGEMENT           MANAGEMENT
                                                 CAP GROWTH            CAP VALUE          MID CAP VALUE      GOVERNMENT INCOME
                                                 SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                             -------------------  -------------------  -------------------  ------------------

INVESTMENT INCOME:
      Dividends............................  $            12,924  $           188,834  $           129,070  $        1,101,209
                                             -------------------  -------------------  -------------------  ------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................              648,496              226,078              269,568             469,115
      Administrative charges...............              119,302               43,357               48,965             100,553
                                             -------------------  -------------------  -------------------  ------------------
        Total expenses.....................              767,798              269,435              318,533             569,668
                                             -------------------  -------------------  -------------------  ------------------
          Net investment income (loss).....            (754,874)             (80,601)            (189,463)             531,541
                                             -------------------  -------------------  -------------------  ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            8,387,906              581,370              544,056                  --
      Realized gains (losses) on sale of
        investments........................              291,437               94,715            (306,283)            (68,200)
                                             -------------------  -------------------  -------------------  ------------------
          Net realized gains (losses)......            8,679,343              676,085              237,773            (68,200)
                                             -------------------  -------------------  -------------------  ------------------
      Change in unrealized gains (losses)
        on investments.....................            3,852,618            3,513,809            5,509,448           1,905,539
                                             -------------------  -------------------  -------------------  ------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................           12,531,961            4,189,894            5,747,221           1,837,339
                                             -------------------  -------------------  -------------------  ------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $        11,777,087  $         4,109,293  $         5,557,758  $        2,368,880
                                             ===================  ===================  ===================  ==================

                                                BHFTII BAILLIE
                                                    GIFFORD              BHFTII
                                                 INTERNATIONAL          BLACKROCK
                                                     STOCK             BOND INCOME
                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                             -------------------  -------------------

INVESTMENT INCOME:
      Dividends............................  $           145,065  $           356,470
                                             -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................              182,345              120,195
      Administrative charges...............               33,465               24,586
                                             -------------------  -------------------
        Total expenses.....................              215,810              144,781
                                             -------------------  -------------------
          Net investment income (loss).....             (70,745)              211,689
                                             -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........              802,622                   --
      Realized gains (losses) on sale of
        investments........................              448,122              (5,398)
                                             -------------------  -------------------
          Net realized gains (losses)......            1,250,744              (5,398)
                                             -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................            2,347,818              550,976
                                             -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            3,598,562              545,578
                                             -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         3,527,817  $           757,267
                                             ===================  ===================

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                     32

 The accompanying notes are an integral part of these financial statements.

                                     33

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2019

                                                    BHFTII               BHFTII                BHFTII               BHFTII
                                                   BLACKROCK            BLACKROCK            BRIGHTHOUSE          BRIGHTHOUSE
                                                    CAPITAL            ULTRA-SHORT              ASSET                ASSET
                                                 APPRECIATION           TERM BOND           ALLOCATION 20        ALLOCATION 40
                                                  SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
                                             --------------------  -------------------  --------------------  -------------------

INVESTMENT INCOME:
      Dividends............................  $              3,402  $           737,181  $            194,852  $         6,393,113
                                             --------------------  -------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................                40,850              652,800               117,736            3,940,185
      Administrative charges...............                 7,824              119,849                22,198              739,280
                                             --------------------  -------------------  --------------------  -------------------
        Total expenses.....................                48,674              772,649               139,934            4,679,465
                                             --------------------  -------------------  --------------------  -------------------
           Net investment income (loss)....              (45,272)             (35,468)                54,918            1,713,648
                                             --------------------  -------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........               509,603                   --               172,559           14,630,879
      Realized gains (losses) on sale of
        investments........................                70,549              194,270               (2,800)          (2,442,033)
                                             --------------------  -------------------  --------------------  -------------------
           Net realized gains (losses).....               580,152              194,270               169,759           12,188,846
                                             --------------------  -------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................               282,916             (28,999)               605,119           24,291,535
                                             --------------------  -------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................               863,068              165,271               774,878           36,480,381
                                             --------------------  -------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $            817,796  $           129,803  $            829,796  $        38,194,029
                                             ====================  ===================  ====================  ===================

                                                                                                                   BHFTII
                                                   BHFTII                BHFTII              BHFTII             BRIGHTHOUSE/
                                                 BRIGHTHOUSE           BRIGHTHOUSE        BRIGHTHOUSE/           DIMENSIONAL
                                                    ASSET                 ASSET              ARTISAN            INTERNATIONAL
                                                ALLOCATION 60         ALLOCATION 80       MID CAP VALUE         SMALL COMPANY
                                                 SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT
                                             -------------------  -------------------  -------------------  -------------------

INVESTMENT INCOME:
      Dividends............................  $         9,447,341  $         6,490,956  $            63,140  $            55,887
                                             -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................            6,294,979            5,148,411              174,503               69,569
      Administrative charges...............            1,206,980              931,631               31,312               13,258
                                             -------------------  -------------------  -------------------  -------------------
        Total expenses.....................            7,501,959            6,080,042              205,815               82,827
                                             -------------------  -------------------  -------------------  -------------------
           Net investment income (loss)....            1,945,382              410,914            (142,675)             (26,940)
                                             -------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........           38,765,327           37,530,015            1,506,070              494,111
      Realized gains (losses) on sale of
        investments........................          (3,405,892)          (1,965,165)               45,508            (168,702)
                                             -------------------  -------------------  -------------------  -------------------
           Net realized gains (losses).....           35,359,435           35,564,850            1,551,578              325,409
                                             -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................           40,127,614           36,850,551              987,087              697,054
                                             -------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................           75,487,049           72,415,401            2,538,665            1,022,463
                                             -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $        77,432,431  $        72,826,315  $         2,395,990  $           995,523
                                             ===================  ===================  ===================  ===================

                                                    BHFTII
                                                 BRIGHTHOUSE/
                                                  WELLINGTON             BHFTII
                                                  CORE EQUITY           FRONTIER
                                                 OPPORTUNITIES       MID CAP GROWTH
                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                             --------------------  -------------------

INVESTMENT INCOME:
      Dividends............................  $          1,130,467  $                --
                                             --------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................             1,019,224              112,552
      Administrative charges...............               190,101               20,516
                                             --------------------  -------------------
        Total expenses.....................             1,209,325              133,068
                                             --------------------  -------------------
           Net investment income (loss)....              (78,858)            (133,068)
                                             --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........             6,241,780            1,180,651
      Realized gains (losses) on sale of
        investments........................             1,697,210               86,629
                                             --------------------  -------------------
           Net realized gains (losses).....             7,938,990            1,267,280
                                             --------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................            11,214,395              982,918
                                             --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            19,153,385            2,250,198
                                             --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         19,074,527  $         2,117,130
                                             ====================  ===================

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                     34

 The accompanying notes are an integral part of these financial statements.

                                     35

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2019

                                                                                             BHFTII               BHFTII
                                                                        BHFTII            LOOMIS SAYLES           METLIFE
                                                   BHFTII            LOOMIS SAYLES          SMALL CAP            AGGREGATE
                                               JENNISON GROWTH      SMALL CAP CORE           GROWTH             BOND INDEX
                                                 SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                             -------------------  -------------------  -------------------  -------------------

INVESTMENT INCOME:
      Dividends............................  $            99,045  $                --  $                --  $           515,877
                                             -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................              660,882               12,144                4,572              222,561
      Administrative charges...............              122,341                1,955                1,210               43,789
                                             -------------------  -------------------  -------------------  -------------------
        Total expenses.....................              783,223               14,099                5,782              266,350
                                             -------------------  -------------------  -------------------  -------------------
          Net investment income (loss).....            (684,178)             (14,099)              (5,782)              249,527
                                             -------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            7,309,012               83,838               89,186                   --
      Realized gains (losses) on sale of
        investments........................            1,174,434                2,545                4,676             (44,620)
                                             -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)......            8,483,446               86,383               93,862             (44,620)
                                             -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................            5,034,362               87,827               19,095              924,851
                                             -------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................           13,517,808              174,210              112,957              880,231
                                             -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $        12,833,630  $           160,111  $           107,175  $         1,129,758
                                             ===================  ===================  ===================  ===================

                                               BHFTII METLIFE       BHFTII METLIFE        BHFTII METLIFE        BHFTII METLIFE
                                             MID CAP STOCK INDEX  MSCI EAFE(R) INDEX   RUSSELL 2000(R) INDEX      STOCK INDEX
                                                 SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                             -------------------  -------------------  ---------------------  -------------------

INVESTMENT INCOME:
      Dividends............................  $            92,724  $           183,457   $            93,511   $         1,049,463
                                             -------------------  -------------------  ---------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................              111,239               97,604               137,296               705,826
      Administrative charges...............               20,876               18,832                26,502               132,917
                                             -------------------  -------------------  ---------------------  -------------------
        Total expenses.....................              132,115              116,436               163,798               838,743
                                             -------------------  -------------------  ---------------------  -------------------
          Net investment income (loss).....             (39,391)               67,021              (70,287)               210,720
                                             -------------------  -------------------  ---------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........              825,467               55,713               999,466             4,132,976
      Realized gains (losses) on sale of
        investments........................               65,706               58,523               135,827             1,819,276
                                             -------------------  -------------------  ---------------------  -------------------
          Net realized gains (losses)......              891,173              114,236             1,135,293             5,952,252
                                             -------------------  -------------------  ---------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................              867,752            1,163,287             1,127,248             7,031,368
                                             -------------------  -------------------  ---------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            1,758,925            1,277,523             2,262,541            12,983,620
                                             -------------------  -------------------  ---------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         1,719,534  $         1,344,544   $         2,192,254   $        13,194,340
                                             ===================  ===================  =====================  ===================

                                                   BHFTII               BHFTII
                                             MFS(R) TOTAL RETURN     MFS(R) VALUE
                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                             -------------------  -------------------

INVESTMENT INCOME:
      Dividends............................  $           150,553  $           388,298
                                             -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................               85,838              276,169
      Administrative charges...............               17,215               55,413
                                             -------------------  -------------------
        Total expenses.....................              103,053              331,582
                                             -------------------  -------------------
          Net investment income (loss).....               47,500               56,716
                                             -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........              276,439            1,486,324
      Realized gains (losses) on sale of
        investments........................              120,226               50,240
                                             -------------------  -------------------
          Net realized gains (losses)......              396,665            1,536,564
                                             -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................              708,490            3,771,743
                                             -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            1,105,155            5,308,307
                                             -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         1,152,655  $         5,365,023
                                             ===================  ===================

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                     36

 The accompanying notes are an integral part of these financial statements.

                                     37

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2019

                                                                         BHFTII                BHFTII             BHFTII VANECK
                                                BHFTII NEUBERGER      T. ROWE PRICE         T. ROWE PRICE        GLOBAL NATURAL
                                                 BERMAN GENESIS     LARGE CAP GROWTH      SMALL CAP GROWTH          RESOURCES
                                                   SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                              -------------------  -------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $                70  $            59,209  $                 --  $             13,647
                                              -------------------  -------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................              171,371              422,725                 6,154                52,518
      Administrative charges................               30,381               80,046                 1,021                 9,764
                                              -------------------  -------------------  --------------------  --------------------
        Total expenses......................              201,752              502,771                 7,175                62,282
                                              -------------------  -------------------  --------------------  --------------------
           Net investment income (loss).....            (201,682)            (443,562)               (7,175)              (48,635)
                                              -------------------  -------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........            1,681,195            4,867,007                58,258                    --
      Realized gains (losses) on sale of
        investments.........................              291,731               54,970                33,884             (142,747)
                                              -------------------  -------------------  --------------------  --------------------
           Net realized gains (losses)......            1,972,926            4,921,977                92,142             (142,747)
                                              -------------------  -------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................            1,083,088            3,339,802                27,185               585,975
                                              -------------------  -------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................            3,056,014            8,261,779               119,327               443,228
                                              -------------------  -------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         2,854,332  $         7,818,217  $            112,152  $            394,593
                                              ===================  ===================  ====================  ====================

                                                 BHFTII WESTERN
                                                ASSET MANAGEMENT       BHFTII WESTERN
                                                 STRATEGIC BOND       ASSET MANAGEMENT     BLACKROCK GLOBAL       FIDELITY(R) VIP
                                                  OPPORTUNITIES        U.S. GOVERNMENT      ALLOCATION V.I.         CONTRAFUND
                                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                                              --------------------  --------------------  -------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $          3,133,379  $            618,255  $            15,462  $             62,881
                                              --------------------  --------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................               799,342               308,197                7,270               240,873
      Administrative charges................               162,580                59,440                1,599                45,724
                                              --------------------  --------------------  -------------------  --------------------
        Total expenses......................               961,922               367,637                8,869               286,597
                                              --------------------  --------------------  -------------------  --------------------
           Net investment income (loss).....             2,171,457               250,618                6,593             (223,716)
                                              --------------------  --------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --                    --               43,698             2,178,804
      Realized gains (losses) on sale of
        investments.........................               249,921             (105,766)                  137               430,814
                                              --------------------  --------------------  -------------------  --------------------
           Net realized gains (losses)......               249,921             (105,766)               43,835             2,609,618
                                              --------------------  --------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             5,381,189               880,508               40,582             2,377,104
                                              --------------------  --------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             5,631,110               774,742               84,417             4,986,722
                                              --------------------  --------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          7,802,567  $          1,025,360  $            91,010  $          4,763,006
                                              ====================  ====================  ===================  ====================

                                                 FIDELITY(R) VIP       FIDELITY(R) VIP
                                                  EQUITY-INCOME            MID CAP
                                                   SUB-ACCOUNT           SUB-ACCOUNT
                                              --------------------  -------------------

INVESTMENT INCOME:
      Dividends.............................  $                327  $            87,268
                                              --------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................                   194              149,159
      Administrative charges................                    38               32,510
                                              --------------------  -------------------
        Total expenses......................                   232              181,669
                                              --------------------  -------------------
           Net investment income (loss).....                    95             (94,401)
                                              --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                 2,598            1,547,516
      Realized gains (losses) on sale of
        investments.........................                 (607)             (30,960)
                                              --------------------  -------------------
           Net realized gains (losses)......                 1,991            1,516,556
                                              --------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................                 3,253            1,165,891
                                              --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                 5,244            2,682,447
                                              --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $              5,339  $         2,588,046
                                              ====================  ===================

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                     38

 The accompanying notes are an integral part of these financial statements.

                                     39

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2019

                                                 FTVIPT FRANKLIN      FTVIPT FRANKLIN       FTVIPT FRANKLIN      FTVIPT TEMPLETON
                                                   INCOME VIP        MUTUAL SHARES VIP    SMALL CAP VALUE VIP       FOREIGN VIP
                                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                              --------------------  -------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $          1,038,551  $            52,604  $             34,719  $            184,523
                                              --------------------  -------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................               243,985               33,868                36,311               161,102
      Administrative charges................                47,430                7,318                 8,094                26,670
                                              --------------------  -------------------  --------------------  --------------------
        Total expenses......................               291,415               41,186                44,405               187,772
                                              --------------------  -------------------  --------------------  --------------------
           Net investment income (loss).....               747,136               11,418               (9,686)               (3,249)
                                              --------------------  -------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               313,889              281,275               553,091               109,996
      Realized gains (losses) on sale of
        investments.........................                38,683               32,060              (82,833)             (114,158)
                                              --------------------  -------------------  --------------------  --------------------
           Net realized gains (losses)......               352,572              313,335               470,258               (4,162)
                                              --------------------  -------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             1,458,562              240,920               258,376             1,090,267
                                              --------------------  -------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             1,811,134              554,255               728,634             1,086,105
                                              --------------------  -------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          2,558,270  $           565,673  $            718,948  $          1,082,856
                                              ====================  ===================  ====================  ====================

                                                                           INVESCO
                                                                      OPPENHEIMER V.I.
                                                FTVIPT TEMPLETON         MAIN STREET          INVESCO V.I.
                                                 GLOBAL BOND VIP          SMALL CAP         EQUITY AND INCOME
                                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                              --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $            670,277  $                 --  $            384,403
                                              --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................               105,472                36,374               192,254
      Administrative charges................                22,971                 8,218                40,083
                                              --------------------  --------------------  --------------------
        Total expenses......................               128,443                44,592               232,337
                                              --------------------  --------------------  --------------------
           Net investment income (loss).....               541,834              (44,592)               152,066
                                              --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --               310,793             1,198,143
      Realized gains (losses) on sale of
        investments.........................             (140,609)                66,295               340,491
                                              --------------------  --------------------  --------------------
           Net realized gains (losses)......             (140,609)               377,088             1,538,634
                                              --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             (327,077)               389,857             1,101,973
                                              --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             (467,686)               766,945             2,640,607
                                              --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $             74,148  $            722,353  $          2,792,673
                                              ====================  ====================  ====================

                                                                            LMPVET                LMPVET
                                                  INVESCO V.I.       CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE
                                              INTERNATIONAL GROWTH     AGGRESSIVE GROWTH       APPRECIATION
                                                   SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
                                              ---------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................   $           111,106   $            157,552  $            314,613
                                              ---------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................                96,692                208,544               275,957
      Administrative charges................                21,936                 39,769                56,475
                                              ---------------------  --------------------  --------------------
        Total expenses......................               118,628                248,313               332,432
                                              ---------------------  --------------------  --------------------
           Net investment income (loss).....               (7,522)               (90,761)              (17,819)
                                              ---------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               557,670                306,152             1,495,757
      Realized gains (losses) on sale of
        investments.........................               430,145                368,368             1,691,740
                                              ---------------------  --------------------  --------------------
           Net realized gains (losses)......               987,815                674,520             3,187,497
                                              ---------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             1,088,533              2,884,129             2,626,948
                                              ---------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             2,076,348              3,558,649             5,814,445
                                              ---------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........   $         2,068,826   $          3,467,888  $          5,796,626
                                              =====================  ====================  ====================

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                     40

 The accompanying notes are an integral part of these financial statements.

                                     41

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2019

                                                    LMPVET                LMPVET                LMPVET                LMPVET
                                             CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE
                                               DIVIDEND STRATEGY     LARGE CAP GROWTH       LARGE CAP VALUE      SMALL CAP GROWTH
                                                  SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                             --------------------  --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends............................  $           177,929   $               856   $             5,772   $                --
                                             --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................              162,284                 3,533                 5,369                62,701
      Administrative charges...............               32,707                   614                   904                11,903
                                             --------------------  --------------------  --------------------  --------------------
        Total expenses.....................              194,991                 4,147                 6,273                74,604
                                             --------------------  --------------------  --------------------  --------------------
          Net investment income (loss).....             (17,062)               (3,291)                 (501)              (74,604)
                                             --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            1,017,161                11,380                20,910               514,747
      Realized gains (losses) on sale of
        investments........................              939,594                 8,080                23,351               228,544
                                             --------------------  --------------------  --------------------  --------------------
          Net realized gains (losses)......            1,956,755                19,460                44,261               743,291
                                             --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................            1,551,061                46,341                45,761               446,152
                                             --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            3,507,816                65,801                90,022             1,189,443
                                             --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         3,490,754   $            62,510   $            89,521   $         1,114,839
                                             ====================  ====================  ====================  ====================

                                                                                                              LMPVIT WESTERN
                                                   LMPVET                                    LMPVET           ASSET VARIABLE
                                                 QS VARIABLE            LMPVET             QS VARIABLE          GLOBAL HIGH
                                             CONSERVATIVE GROWTH  QS VARIABLE GROWTH     MODERATE GROWTH        YIELD BOND
                                                 SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                             -------------------  -------------------  -------------------  ------------------

INVESTMENT INCOME:
      Dividends............................  $            36,957  $            15,945  $               632  $          369,372
                                             -------------------  -------------------  -------------------  ------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................               21,671               12,951                  482              88,267
      Administrative charges...............                4,638                2,619                   88              17,100
                                             -------------------  -------------------  -------------------  ------------------
        Total expenses.....................               26,309               15,570                  570             105,367
                                             -------------------  -------------------  -------------------  ------------------
          Net investment income (loss).....               10,648                  375                   62             264,005
                                             -------------------  -------------------  -------------------  ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........               40,237               51,583                1,368                  --
      Realized gains (losses) on sale of
        investments........................               50,246                6,141                   50           (140,708)
                                             -------------------  -------------------  -------------------  ------------------
          Net realized gains (losses)......               90,483               57,724                1,418           (140,708)
                                             -------------------  -------------------  -------------------  ------------------
      Change in unrealized gains (losses)
        on investments.....................              175,039              141,112                4,601             731,818
                                             -------------------  -------------------  -------------------  ------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................              265,522              198,836                6,019             591,110
                                             -------------------  -------------------  -------------------  ------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           276,170  $           199,211  $             6,081  $          855,115
                                             ===================  ===================  ===================  ==================

                                                   PIMCO VIT            PIMCO VIT
                                                  HIGH YIELD          LOW DURATION
                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                             -------------------  -------------------

INVESTMENT INCOME:
      Dividends............................  $             4,417  $             1,209
                                             -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................                1,070                  524
      Administrative charges...............                  219                  107
                                             -------------------  -------------------
        Total expenses.....................                1,289                  631
                                             -------------------  -------------------
          Net investment income (loss).....                3,128                  578
                                             -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --                   --
      Realized gains (losses) on sale of
        investments........................                2,889                 (16)
                                             -------------------  -------------------
          Net realized gains (losses)......                2,889                 (16)
                                             -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................                5,523                  538
                                             -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................                8,412                  522
                                             -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $            11,540  $             1,100
                                             ===================  ===================

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                     42

 The accompanying notes are an integral part of these financial statements.

                                     43

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2019

                                                    PIONEER VCT           PIONEER VCT            PUTNAM VT
                                                   MID CAP VALUE      REAL ESTATE SHARES       EQUITY INCOME
                                                    SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                               --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $             20,867  $                254  $              1,773
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                22,587                   181                   927
      Administrative charges.................                 4,680                    31                   130
                                               --------------------  --------------------  --------------------
         Total expenses......................                27,267                   212                 1,057
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......               (6,400)                    42                   716
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............               124,399                 3,677                 7,579
      Realized gains (losses) on sale of
         investments.........................              (22,391)                    78                 7,198
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......               102,008                 3,755                14,777
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................               346,768                 (957)                 4,528
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               448,776                 2,798                19,305
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            442,376  $              2,840  $             20,021
                                               ====================  ====================  ====================

                                                                                                   RUSSELL
                                                     PUTNAM VT        RUSSELL GLOBAL REAL       INTERNATIONAL
                                                SUSTAINABLE LEADERS    ESTATE SECURITIES      DEVELOPED MARKETS
                                                    SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
                                               --------------------  --------------------  ---------------------

INVESTMENT INCOME:
      Dividends..............................  $              1,788  $                472  $                 350
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                 3,332                   114                    162
      Administrative charges.................                   399                    12                     19
                                               --------------------  --------------------  ---------------------
         Total expenses......................                 3,731                   126                    181
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......               (1,943)                   346                    169
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                36,395                    --                     --
      Realized gains (losses) on sale of
         investments.........................                 1,367                    11                     12
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......                37,762                    11                     12
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................                40,357                 1,249                  1,979
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                78,119                 1,260                  1,991
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             76,176  $              1,606  $               2,160
                                               ====================  ====================  =====================

                                                                            RUSSELL                RUSSELL
                                                      RUSSELL           U.S. SMALL CAP         U.S. STRATEGIC
                                                  STRATEGIC BOND            EQUITY                 EQUITY
                                                    SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
                                               --------------------  --------------------  ---------------------

INVESTMENT INCOME:
      Dividends..............................  $                686  $                 27  $                 609
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                   310                    59                    701
      Administrative charges.................                    36                     6                     83
                                               --------------------  --------------------  ---------------------
         Total expenses......................                   346                    65                    784
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......                   340                  (38)                  (175)
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                   328                    76                  3,150
      Realized gains (losses) on sale of
         investments.........................                   (2)                     4                     24
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......                   326                    80                  3,174
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................                 1,158                   860                 10,646
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                 1,484                   940                 13,820
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $              1,824  $                902  $              13,645
                                               ====================  ====================  =====================

                                                     TAP 1919
                                                 VARIABLE SOCIALLY
                                                    RESPONSIVE
                                                     BALANCED
                                                    SUB-ACCOUNT
                                               --------------------

INVESTMENT INCOME:
      Dividends..............................  $              1,629
                                               --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                 2,021
      Administrative charges.................                   362
                                               --------------------
         Total expenses......................                 2,383
                                               --------------------
           Net investment income (loss)......                 (754)
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                 6,745
      Realized gains (losses) on sale of
         investments.........................                   119
                                               --------------------
           Net realized gains (losses).......                 6,864
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................                17,624
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                24,488
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             23,734
                                               ====================

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                     44

 The accompanying notes are an integral part of these financial statements.

                                     45

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

                                          AMERICAN FUNDS(R) BOND        AMERICAN FUNDS(R) GLOBAL GROWTH
                                                SUB-ACCOUNT                       SUB-ACCOUNT
                                     ---------------------------------  --------------------------------
                                           2019             2018             2019              2018
                                     ---------------  ---------------   ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       108,373  $        92,927   $      (99,957)  $     (220,364)
   Net realized gains (losses).....           24,708         (38,729)         2,014,628        2,563,129
   Change in unrealized gains
     (losses) on investments.......          559,020        (255,422)         4,753,573      (4,717,962)
                                     ---------------  ---------------   ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............          692,101        (201,224)         6,668,244      (2,375,197)
                                     ---------------  ---------------   ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          631,179          701,891           470,306          270,637
   Net transfers (including fixed
     account)......................           79,258          321,430         (696,294)         (72,440)
   Contract charges................         (79,446)         (72,335)         (168,578)        (172,126)
   Transfers for contract benefits
     and terminations..............      (1,102,488)      (1,518,220)       (2,466,038)      (2,774,166)
                                     ---------------  ---------------   ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..        (471,497)        (567,234)       (2,860,604)      (2,748,095)
                                     ---------------  ---------------   ---------------  ---------------
     Net increase (decrease)
       in net assets...............          220,604        (768,458)         3,807,640      (5,123,292)
NET ASSETS:
   Beginning of year...............        8,850,710        9,619,168        21,025,810       26,149,102
                                     ---------------  ---------------   ---------------  ---------------
   End of year.....................  $     9,071,314  $     8,850,710   $    24,833,450  $    21,025,810
                                     ===============  ===============   ===============  ===============

                                            AMERICAN FUNDS(R)
                                       GLOBAL SMALL CAPITALIZATION         AMERICAN FUNDS(R) GROWTH
                                               SUB-ACCOUNT                        SUB-ACCOUNT
                                     --------------------------------  --------------------------------
                                          2019              2018            2019              2018
                                     ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      (44,555)  $      (54,628)  $     (367,901)  $     (586,555)
   Net realized gains (losses).....          451,443          382,067        6,388,698        7,916,311
   Change in unrealized gains
     (losses) on investments.......          732,450        (843,630)        5,917,392      (7,354,269)
                                     ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............        1,139,338        (516,191)       11,938,189         (24,513)
                                     ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........           13,969           21,695           22,754           61,686
   Net transfers (including fixed
     account)......................         (98,056)         (83,433)      (1,121,181)      (3,208,389)
   Contract charges................         (33,070)         (36,998)        (317,430)        (353,454)
   Transfers for contract benefits
     and terminations..............        (735,311)        (496,372)      (5,880,617)      (6,945,142)
                                     ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..        (852,468)        (595,108)      (7,296,474)     (10,445,299)
                                     ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets...............          286,870      (1,111,299)        4,641,715     (10,469,812)
NET ASSETS:
   Beginning of year...............        4,080,500        5,191,799       44,466,876       54,936,688
                                     ---------------  ---------------  ---------------  ---------------
   End of year.....................  $     4,367,370  $     4,080,500  $    49,108,591  $    44,466,876
                                     ===============  ===============  ===============  ===============

                                                                                                              BHFTI AB
                                                                                 BHFTI AB GLOBAL            INTERNATIONAL
                                       AMERICAN FUNDS(R) GROWTH-INCOME         DYNAMIC ALLOCATION               BOND
                                                 SUB-ACCOUNT                       SUB-ACCOUNT               SUB-ACCOUNT
                                     ---------------------------------  --------------------------------  ----------------
                                           2019             2018             2019              2018           2019 (a)
                                     ---------------   ---------------  ---------------  ---------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $        18,019   $      (70,315)  $     2,691,975  $       273,816  $          (370)
   Net realized gains (losses).....        3,226,496         2,938,696        5,290,899        2,785,480                16
   Change in unrealized gains
     (losses) on investments.......        2,558,541       (3,539,603)       12,445,259     (15,235,383)               878
                                     ---------------   ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations.............        5,803,056         (671,222)       20,428,133     (12,176,087)               524
                                     ---------------   ---------------  ---------------  ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          838,312           415,757          797,816          395,524           133,288
   Net transfers (including fixed
     account)......................            7,262         (833,514)        (191,146)      (1,597,549)             2,726
   Contract charges................        (175,569)         (180,941)      (1,645,784)      (1,704,135)                --
   Transfers for contract benefits
     and terminations..............      (2,855,958)       (3,462,937)     (13,398,485)      (9,682,025)               (2)
                                     ---------------   ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..      (2,185,953)       (4,061,635)     (14,437,599)     (12,588,185)           136,012
                                     ---------------   ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
       in net assets...............        3,617,103       (4,732,857)        5,990,534     (24,764,272)           136,536
NET ASSETS:
   Beginning of year...............       24,805,980        29,538,837      129,847,013      154,611,285                --
                                     ---------------   ---------------  ---------------  ---------------  ----------------
   End of year.....................  $    28,423,083   $    24,805,980  $   135,837,547  $   129,847,013  $        136,536
                                     ===============   ===============  ===============  ===============  ================

(a) For the period April 29, 2019 to December 31, 2019.
(b) Commenced July 20, 2015 and began transactions in 2018.

 The accompanying notes are an integral part of these financial statements.

                                     46

 The accompanying notes are an integral part of these financial statements.

                                     47

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

                                          BHFTI AMERICAN FUNDS(R)            BHFTI AMERICAN FUNDS(R)
                                            BALANCED ALLOCATION                 GROWTH ALLOCATION
                                                SUB-ACCOUNT                        SUB-ACCOUNT
                                     ---------------------------------  ---------------------------------
                                           2019             2018             2019              2018
                                     ---------------  ----------------  ---------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       511,661  $      (228,177)  $        67,557  $      (459,091)
   Net realized gains (losses).....       15,875,782        14,220,587        9,839,639         8,374,911
   Change in unrealized gains
     (losses) on investments.......       17,224,532      (25,853,258)       11,071,979      (15,587,980)
                                     ---------------  ----------------  ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations.............       33,611,975      (11,860,848)       20,979,175       (7,672,160)
                                     ---------------  ----------------  ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        6,318,460         4,539,981        3,159,458         2,350,411
   Net transfers (including fixed
     account)......................        1,403,985       (1,101,950)          309,101         2,213,509
   Contract charges................      (2,063,800)       (2,098,991)      (1,129,391)       (1,091,154)
   Transfers for contract benefits
     and terminations..............     (16,529,220)      (21,260,515)      (7,884,458)       (9,320,840)
                                     ---------------  ----------------  ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..     (10,870,575)      (19,921,475)      (5,545,290)       (5,848,074)
                                     ---------------  ----------------  ---------------  ----------------
     Net increase (decrease)
       in net assets...............       22,741,400      (31,782,323)       15,433,885      (13,520,234)
NET ASSETS:
   Beginning of year...............      194,218,216       226,000,539       99,054,005       112,574,239
                                     ---------------  ----------------  ---------------  ----------------
   End of year.....................  $   216,959,616  $    194,218,216  $   114,487,890  $     99,054,005
                                     ===============  ================  ===============  ================

                                              BHFTI AMERICAN                BHFTI AMERICAN FUNDS(R)
                                              FUNDS(R) GROWTH                 MODERATE ALLOCATION
                                                SUB-ACCOUNT                       SUB-ACCOUNT
                                     --------------------------------  ---------------------------------
                                          2019              2018             2019             2018
                                     ---------------  ---------------  ---------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     (641,263)  $     (645,880)  $       402,674  $        148,735
   Net realized gains (losses).....        8,556,367        8,859,874        5,952,562         5,750,463
   Change in unrealized gains
     (losses) on investments.......        5,987,155      (8,852,208)        7,084,204      (10,920,333)
                                     ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations.............       13,902,259        (638,214)       13,439,440       (5,021,135)
                                     ---------------  ---------------  ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        5,959,942        3,502,843        3,523,860         1,994,514
   Net transfers (including fixed
     account)......................           81,710      (2,476,880)          475,522            78,451
   Contract charges................        (488,879)        (452,350)      (1,022,032)       (1,051,613)
   Transfers for contract benefits
     and terminations..............      (4,488,875)      (5,394,021)      (9,582,653)       (9,444,443)
                                     ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..        1,063,898      (4,820,408)      (6,605,303)       (8,423,091)
                                     ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
       in net assets...............       14,966,157      (5,458,622)        6,834,137      (13,444,226)
NET ASSETS:
   Beginning of year...............       48,010,018       53,468,640       96,769,646       110,213,872
                                     ---------------  ---------------  ---------------  ----------------
   End of year.....................  $    62,976,175  $    48,010,018  $   103,603,783  $     96,769,646
                                     ===============  ===============  ===============  ================

                                                 BHFTI AQR                   BHFTI BLACKROCK GLOBAL
                                           GLOBAL RISK BALANCED                TACTICAL STRATEGIES
                                                SUB-ACCOUNT                        SUB-ACCOUNT
                                     --------------------------------  ---------------------------------
                                          2019              2018             2019             2018
                                     ---------------  ---------------  ----------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     1,701,275  $   (1,313,922)  $    (3,205,922)  $     (145,371)
   Net realized gains (losses).....      (2,544,752)        8,633,521         1,430,917       19,392,374
   Change in unrealized gains
     (losses) on investments.......       19,865,233     (16,757,875)        45,020,750     (41,976,110)
                                     ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............       19,021,756      (9,438,276)        43,245,745     (22,729,107)
                                     ---------------  ---------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          505,433          436,426           719,612        1,065,940
   Net transfers (including fixed
     account)......................      (1,194,759)      (1,731,185)       (2,763,384)      (1,311,861)
   Contract charges................      (1,444,566)      (1,481,230)       (3,052,549)      (3,128,623)
   Transfers for contract benefits
     and terminations..............     (11,723,470)      (8,612,485)      (23,601,486)     (15,460,693)
                                     ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..     (13,857,362)     (11,388,474)      (28,697,807)     (18,835,237)
                                     ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets...............        5,164,394     (20,826,750)        14,547,938     (41,564,344)
NET ASSETS:
   Beginning of year...............      109,094,362      129,921,112       238,743,384      280,307,728
                                     ---------------  ---------------  ----------------  ---------------
   End of year.....................  $   114,258,756  $   109,094,362  $    253,291,322  $   238,743,384
                                     ===============  ===============  ================  ===============

                                                   BHFTI
                                           BLACKROCK HIGH YIELD
                                                SUB-ACCOUNT
                                     --------------------------------
                                           2019             2018
                                     ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     1,038,247  $       635,542
   Net realized gains (losses).....         (48,557)        (134,886)
   Change in unrealized gains
     (losses) on investments.......        1,847,973      (1,424,920)
                                     ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............        2,837,663        (924,264)
                                     ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        6,334,949        3,989,641
   Net transfers (including fixed
     account)......................        1,351,690          361,929
   Contract charges................        (200,511)        (147,765)
   Transfers for contract benefits
     and terminations..............      (2,280,668)      (2,575,401)
                                     ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..        5,205,460        1,628,404
                                     ---------------  ---------------
     Net increase (decrease)
       in net assets...............        8,043,123          704,140
NET ASSETS:
   Beginning of year...............       20,122,403       19,418,263
                                     ---------------  ---------------
   End of year.....................  $    28,165,526  $    20,122,403
                                     ===============  ===============

(a) For the period April 29, 2019 to December 31, 2019.
(b) Commenced July 20, 2015 and began transactions in 2018.

 The accompanying notes are an integral part of these financial statements.

                                     48

 The accompanying notes are an integral part of these financial statements.

                                     49

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

                                                    BHFTI                              BHFTI
                                      BRIGHTHOUSE ASSET ALLOCATION 100       BRIGHTHOUSE BALANCED PLUS
                                                 SUB-ACCOUNT                        SUB-ACCOUNT
                                      ---------------------------------  --------------------------------
                                           2019              2018             2019             2018
                                      ---------------  ----------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     (139,359)  $      (703,971)  $     2,696,267  $     1,052,840
   Net realized gains (losses)......       11,837,058         5,829,260        2,841,517       41,453,012
   Change in unrealized gains
     (losses) on investments........       11,002,098      (17,315,601)       83,764,556     (82,894,600)
                                      ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............       22,699,797      (12,190,312)       89,302,340     (40,388,748)
                                      ---------------  ----------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        1,352,957         3,055,640        3,601,332        6,474,256
   Net transfers (including fixed
     account).......................      (3,046,813)           113,559        1,489,254        9,393,754
   Contract charges.................        (761,725)         (766,947)      (5,309,594)      (5,209,389)
   Transfers for contract benefits
     and terminations...............      (7,438,393)       (9,395,943)     (35,126,975)     (27,700,592)
                                      ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (9,893,974)       (6,993,691)     (35,345,983)     (17,041,971)
                                      ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............       12,805,823      (19,184,003)       53,956,357     (57,430,719)
NET ASSETS:
   Beginning of year................       93,121,684       112,305,687      421,451,230      478,881,949
                                      ---------------  ----------------  ---------------  ---------------
   End of year......................  $   105,927,507  $     93,121,684  $   475,407,587  $   421,451,230
                                      ===============  ================  ===============  ===============

                                                    BHFTI                    BHFTI BRIGHTHOUSE/ABERDEEN
                                         BRIGHTHOUSE SMALL CAP VALUE           EMERGING MARKETS EQUITY
                                                 SUB-ACCOUNT                         SUB-ACCOUNT
                                      ---------------------------------  ---------------------------------
                                            2019              2018             2019             2018
                                      ----------------  ---------------  ---------------   ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      (217,760)  $     (199,277)  $        13,905   $       299,674
   Net realized gains (losses)......         2,473,524        2,254,402          198,067           287,418
   Change in unrealized gains
     (losses) on investments........         4,408,426      (7,059,597)        4,921,538       (5,564,910)
                                      ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         6,664,190      (5,004,472)        5,133,510       (4,977,818)
                                      ----------------  ---------------  ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........           403,181          285,216          171,932           565,735
   Net transfers (including fixed
     account).......................          (47,568)         (36,740)        (196,032)         3,230,728
   Contract charges.................         (202,900)        (212,959)        (246,408)         (239,494)
   Transfers for contract benefits
     and terminations...............       (2,612,436)      (3,292,970)      (2,916,279)       (2,936,549)
                                      ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..       (2,459,723)      (3,257,453)      (3,186,787)           620,420
                                      ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets...............         4,204,467      (8,261,925)        1,946,723       (4,357,398)
NET ASSETS:
   Beginning of year................        25,659,573       33,921,498       28,704,578        33,061,976
                                      ----------------  ---------------  ---------------   ---------------
   End of year......................  $     29,864,040  $    25,659,573  $    30,651,301   $    28,704,578
                                      ================  ===============  ===============   ===============

                                            BHFTI BRIGHTHOUSE/EATON          BHFTI BRIGHTHOUSE/FRANKLIN
                                              VANCE FLOATING RATE             LOW DURATION TOTAL RETURN
                                                  SUB-ACCOUNT                        SUB-ACCOUNT
                                      ---------------------------------  ---------------------------------
                                            2019              2018             2019              2018
                                      ----------------  ---------------  ----------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        255,830  $       140,772  $        299,630  $        25,118
   Net realized gains (losses)......          (22,680)          (1,388)          (48,162)        (122,714)
   Change in unrealized gains
     (losses) on investments........           192,308        (261,485)           233,589         (87,582)
                                      ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............           425,458        (122,101)           485,057        (185,178)
                                      ----------------  ---------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         1,435,714        1,870,830           536,008          600,087
   Net transfers (including fixed
     account).......................           209,266          871,277           857,770          997,176
   Contract charges.................          (69,791)         (47,469)         (154,011)        (145,109)
   Transfers for contract benefits
     and terminations...............         (576,041)      (1,168,367)       (1,501,139)      (1,981,157)
                                      ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..           999,148        1,526,271         (261,372)        (529,003)
                                      ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets...............         1,424,606        1,404,170           223,685        (714,181)
NET ASSETS:
   Beginning of year................         7,538,932        6,134,762        16,098,194       16,812,375
                                      ----------------  ---------------  ----------------  ---------------
   End of year......................  $      8,963,538  $     7,538,932  $     16,321,879  $    16,098,194
                                      ================  ===============  ================  ===============

                                         BHFTI BRIGHTHOUSE/TEMPLETON
                                             INTERNATIONAL BOND
                                                 SUB-ACCOUNT
                                      --------------------------------
                                           2019              2018
                                      ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       170,428  $      (42,145)
   Net realized gains (losses)......         (18,679)         (81,871)
   Change in unrealized gains
     (losses) on investments........        (159,697)          110,130
                                      ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          (7,948)         (13,886)
                                      ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........           15,904            1,950
   Net transfers (including fixed
     account).......................          328,164         (55,134)
   Contract charges.................         (28,417)         (30,210)
   Transfers for contract benefits
     and terminations...............        (172,741)        (263,784)
                                      ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..          142,910        (347,178)
                                      ---------------  ---------------
     Net increase (decrease)
        in net assets...............          134,962        (361,064)
NET ASSETS:
   Beginning of year................        2,518,417        2,879,481
                                      ---------------  ---------------
   End of year......................  $     2,653,379  $     2,518,417
                                      ===============  ===============

(a) For the period April 29, 2019 to December 31, 2019.
(b) Commenced July 20, 2015 and began transactions in 2018.

 The accompanying notes are an integral part of these financial statements.

                                     50

 The accompanying notes are an integral part of these financial statements.

                                     51

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

                                          BHFTI BRIGHTHOUSE/WELLINGTON                   BHFTI
                                               LARGE CAP RESEARCH             CLARION GLOBAL REAL ESTATE
                                                   SUB-ACCOUNT                        SUB-ACCOUNT
                                        ---------------------------------  ---------------------------------
                                              2019             2018              2019              2018
                                        ----------------  ---------------  ----------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       (11,337)  $      (14,178)  $        276,708  $       882,722
   Net realized gains (losses)........           246,355          272,010           233,920           31,095
   Change in unrealized gains
     (losses) on investments..........           182,656        (379,727)         3,407,050      (3,046,893)
                                        ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............           417,674        (121,895)         3,917,678      (2,133,076)
                                        ----------------  ---------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............               360            2,860           172,020          157,949
   Net transfers (including fixed
     account).........................          (27,615)         (97,487)       (1,016,420)          190,314
   Contract charges...................          (16,515)         (15,805)         (140,736)        (142,580)
   Transfers for contract benefits
     and terminations.................         (186,747)         (52,359)       (2,532,210)      (2,244,967)
                                        ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions....         (230,517)        (162,791)       (3,517,346)      (2,039,284)
                                        ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.................           187,157        (284,686)           400,332      (4,172,360)
NET ASSETS:
   Beginning of year..................         1,485,745        1,770,431        18,205,217       22,377,577
                                        ----------------  ---------------  ----------------  ---------------
   End of year........................  $      1,672,902  $     1,485,745  $     18,605,549  $    18,205,217
                                        ================  ===============  ================  ===============

                                                      BHFTI                               BHFTI
                                          HARRIS OAKMARK INTERNATIONAL      INVESCO BALANCED-RISK ALLOCATION
                                                   SUB-ACCOUNT                         SUB-ACCOUNT
                                        ---------------------------------  ---------------------------------
                                             2019              2018              2019             2018
                                        ---------------  ----------------  ----------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       283,792  $         28,095  $      (569,493)  $     (122,649)
   Net realized gains (losses)........        3,272,203         2,607,605         (452,064)        3,043,800
   Change in unrealized gains
     (losses) on investments..........        6,462,474      (17,435,128)         6,095,126      (6,363,324)
                                        ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............       10,018,469      (14,799,428)         5,073,569      (3,442,173)
                                        ---------------  ----------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............        1,270,944         1,378,798           483,336        1,079,396
   Net transfers (including fixed
     account).........................          581,164         5,029,140       (2,450,817)        (829,431)
   Contract charges...................        (394,624)         (403,129)         (457,190)        (487,721)
   Transfers for contract benefits
     and terminations.................      (4,635,409)       (5,633,879)       (3,690,362)      (2,591,202)
                                        ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions....      (3,177,925)           370,930       (6,115,033)      (2,828,958)
                                        ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.................        6,840,544      (14,428,498)       (1,041,464)      (6,271,131)
NET ASSETS:
   Beginning of year..................       44,695,497        59,123,995        39,391,891       45,663,022
                                        ---------------  ----------------  ----------------  ---------------
   End of year........................  $    51,536,041  $     44,695,497  $     38,350,427  $    39,391,891
                                        ===============  ================  ================  ===============

                                                       BHFTI                              BHFTI
                                                 INVESCO COMSTOCK                 INVESCO GLOBAL EQUITY
                                                    SUB-ACCOUNT                        SUB-ACCOUNT
                                        ---------------------------------  ---------------------------------
                                              2019             2018              2019             2018
                                        ---------------   ---------------  ---------------   ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       199,939   $     (320,080)  $      (22,442)   $      (16,959)
   Net realized gains (losses)........        4,308,024         4,258,108          576,914           590,987
   Change in unrealized gains
     (losses) on investments..........        2,140,342       (8,562,221)          433,753       (1,141,432)
                                        ---------------   ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        6,648,305       (4,624,193)          988,225         (567,404)
                                        ---------------   ---------------  ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............          607,288           557,885           10,054            11,447
   Net transfers (including fixed
     account).........................           36,931         (946,647)         (24,413)            61,848
   Contract charges...................        (225,495)         (253,619)         (25,856)          (26,075)
   Transfers for contract benefits
     and terminations.................      (3,828,325)       (5,047,532)        (446,644)         (486,688)
                                        ---------------   ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions....      (3,409,601)       (5,689,913)        (486,859)         (439,468)
                                        ---------------   ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.................        3,238,704      (10,314,106)          501,366       (1,006,872)
NET ASSETS:
   Beginning of year..................       29,916,589        40,230,695        3,478,836         4,485,708
                                        ---------------   ---------------  ---------------   ---------------
   End of year........................  $    33,155,293   $    29,916,589  $     3,980,202   $     3,478,836
                                        ===============   ===============  ===============   ===============

                                                      BHFTI
                                            INVESCO SMALL CAP GROWTH
                                                   SUB-ACCOUNT
                                        ---------------------------------
                                              2019             2018
                                        ---------------   ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $     (439,953)   $     (451,462)
   Net realized gains (losses)........        4,411,607         3,808,329
   Change in unrealized gains
     (losses) on investments..........        1,375,321       (5,914,453)
                                        ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        5,346,975       (2,557,586)
                                        ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............        2,046,063         1,694,471
   Net transfers (including fixed
     account).........................          406,386         (164,844)
   Contract charges...................        (196,967)         (186,955)
   Transfers for contract benefits
     and terminations.................      (2,600,743)       (3,107,802)
                                        ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions....        (345,261)       (1,765,130)
                                        ---------------   ---------------
     Net increase (decrease)
        in net assets.................        5,001,714       (4,322,716)
NET ASSETS:
   Beginning of year..................       23,720,987        28,043,703
                                        ---------------   ---------------
   End of year........................  $    28,722,701   $    23,720,987
                                        ===============   ===============

(a) For the period April 29, 2019 to December 31, 2019.
(b) Commenced July 20, 2015 and began transactions in 2018.

 The accompanying notes are an integral part of these financial statements.

                                     52

 The accompanying notes are an integral part of these financial statements.

                                     53

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

                                                   BHFTI                              BHFTI
                                            JPMORGAN CORE BOND          JPMORGAN GLOBAL ACTIVE ALLOCATION
                                                SUB-ACCOUNT                        SUB-ACCOUNT
                                     ---------------------------------  ----------------------------------
                                          2019              2018              2019              2018
                                     ---------------  ---------------    ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       792,378  $       306,480    $       876,586  $       132,327
   Net realized gains (losses).....         (46,425)        (216,028)            335,669        3,843,976
   Change in unrealized gains
     (losses) on investments.......          999,860        (602,305)          7,900,140      (9,681,892)
                                     ---------------  ---------------    ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............        1,745,813        (511,853)          9,112,395      (5,705,589)
                                     ---------------  ---------------    ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        1,171,830        1,272,549            640,346          881,773
   Net transfers (including fixed
     account)......................        1,207,807          536,968            402,831        4,136,114
   Contract charges................        (269,589)        (265,267)          (749,355)        (745,472)
   Transfers for contract benefits
     and terminations..............      (2,796,767)      (3,953,557)        (6,262,643)      (3,492,468)
                                     ---------------  ---------------    ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..        (686,719)      (2,409,307)        (5,968,821)          779,947
                                     ---------------  ---------------    ---------------  ---------------
     Net increase (decrease)
       in net assets...............        1,059,094      (2,921,160)          3,143,574      (4,925,642)
NET ASSETS:
   Beginning of year...............       27,623,106       30,544,266         61,598,686       66,524,328
                                     ---------------  ---------------    ---------------  ---------------
   End of year.....................  $    28,682,200  $    27,623,106    $    64,742,260  $    61,598,686
                                     ===============  ===============    ===============  ===============

                                                  BHFTI                              BHFTI
                                        JPMORGAN SMALL CAP VALUE        LOOMIS SAYLES GLOBAL ALLOCATION
                                               SUB-ACCOUNT                        SUB-ACCOUNT
                                     --------------------------------  --------------------------------
                                          2019              2018            2019              2018
                                     ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      (13,621)  $      (16,230)  $      (27,364)  $        31,083
   Net realized gains (losses).....          387,756          305,347        2,102,222        2,098,980
   Change in unrealized gains
     (losses) on investments.......          222,952        (889,169)        1,903,518      (3,287,314)
                                     ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............          597,087        (600,052)        3,978,376      (1,157,251)
                                     ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........              834            3,040          543,074          432,082
   Net transfers (including fixed
     account)......................          161,364           76,482        (327,488)         (82,047)
   Contract charges................         (26,233)         (27,883)        (143,718)        (152,880)
   Transfers for contract benefits
     and terminations..............        (469,722)        (212,874)      (1,830,521)      (2,518,861)
                                     ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..        (333,757)        (161,235)      (1,758,653)      (2,321,706)
                                     ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets...............          263,330        (761,287)        2,219,723      (3,478,957)
NET ASSETS:
   Beginning of year...............        3,434,677        4,195,964       16,345,790       19,824,747
                                     ---------------  ---------------  ---------------  ---------------
   End of year.....................  $     3,698,007  $     3,434,677  $    18,565,513  $    16,345,790
                                     ===============  ===============  ===============  ===============

                                                    BHFTI                             BHFTI
                                            LOOMIS SAYLES GROWTH        METLIFE MULTI-INDEX TARGETED RISK
                                                 SUB-ACCOUNT                       SUB-ACCOUNT
                                     ---------------------------------  ---------------------------------
                                           2019             2018             2019              2018
                                     ---------------   ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     (362,894)   $     (514,409)  $       320,639  $       174,985
   Net realized gains (losses).....        7,546,185         5,275,342          269,095        3,321,304
   Change in unrealized gains
     (losses) on investments.......        1,248,054       (8,200,807)        8,263,335      (7,788,440)
                                     ---------------   ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............        8,431,345       (3,439,874)        8,853,069      (4,292,151)
                                     ---------------   ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          844,258           611,505          832,601        1,959,625
   Net transfers (including fixed
     account)......................          325,474       (1,579,088)        3,961,776        (818,399)
   Contract charges................        (357,959)         (379,176)        (578,779)        (569,301)
   Transfers for contract benefits
     and terminations..............      (4,718,357)       (4,654,300)      (4,901,339)      (2,129,430)
                                     ---------------   ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..      (3,906,584)       (6,001,059)        (685,741)      (1,557,505)
                                     ---------------   ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets...............        4,524,761       (9,440,933)        8,167,328      (5,849,656)
NET ASSETS:
   Beginning of year...............       40,211,767        49,652,700       44,448,246       50,297,902
                                     ---------------   ---------------  ---------------  ---------------
   End of year.....................  $    44,736,528   $    40,211,767  $    52,615,574  $    44,448,246
                                     ===============   ===============  ===============  ===============

                                                    BHFTI
                                        MFS(R) RESEARCH INTERNATIONAL
                                                 SUB-ACCOUNT
                                     ---------------------------------
                                           2019             2018
                                     ----------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       (84,161)  $        89,389
   Net realized gains (losses).....         1,571,495          413,209
   Change in unrealized gains
     (losses) on investments.......         5,084,035      (5,223,955)
                                     ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............         6,571,369      (4,721,357)
                                     ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........           666,038          346,711
   Net transfers (including fixed
     account)......................           460,872          846,433
   Contract charges................         (195,510)        (197,478)
   Transfers for contract benefits
     and terminations..............       (2,866,443)      (3,445,912)
                                     ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..       (1,935,043)      (2,450,246)
                                     ----------------  ---------------
     Net increase (decrease)
       in net assets...............         4,636,326      (7,171,603)
NET ASSETS:
   Beginning of year...............        25,834,571       33,006,174
                                     ----------------  ---------------
   End of year.....................  $     30,470,897  $    25,834,571
                                     ================  ===============

(a) For the period April 29, 2019 to December 31, 2019.
(b) Commenced July 20, 2015 and began transactions in 2018.

 The accompanying notes are an integral part of these financial statements.

                                     54

 The accompanying notes are an integral part of these financial statements.

                                     55

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

                                                  BHFTI                             BHFTI
                                        MORGAN STANLEY DISCOVERY      PANAGORA GLOBAL DIVERSIFIED RISK
                                               SUB-ACCOUNT                       SUB-ACCOUNT
                                     -------------------------------  ---------------------------------
                                          2019            2018             2019              2018
                                     --------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $    (176,411)  $     (178,843)  $        86,153  $      (60,506)
   Net realized gains (losses).....       3,330,321        3,479,766           28,382          304,089
   Change in unrealized gains
     (losses) on investments.......         719,914      (2,068,817)          674,546        (632,193)
                                     --------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............       3,873,824        1,232,106          789,081        (388,610)
                                     --------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         327,535          168,678          450,556           81,759
   Net transfers (including fixed
     account)......................     (1,220,434)      (1,714,585)          103,860         (30,248)
   Contract charges................        (90,430)         (90,293)         (49,895)         (48,147)
   Transfers for contract benefits
     and terminations..............     (1,512,335)      (1,007,301)        (341,506)        (187,853)
                                     --------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..     (2,495,664)      (2,643,501)          163,015        (184,489)
                                     --------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets...............       1,378,160      (1,411,395)          952,096        (573,099)
NET ASSETS:
   Beginning of year...............      10,359,704       11,771,099        3,847,826        4,420,925
                                     --------------  ---------------  ---------------  ---------------
   End of year.....................  $   11,737,864  $    10,359,704  $     4,799,922  $     3,847,826
                                     ==============  ===============  ===============  ===============

                                                  BHFTI                             BHFTI
                                     PIMCO INFLATION PROTECTED BOND          PIMCO TOTAL RETURN
                                               SUB-ACCOUNT                       SUB-ACCOUNT
                                     -------------------------------  --------------------------------
                                          2019            2018              2019             2018
                                     --------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      964,239  $      (24,377)  $     1,637,093  $     (328,201)
   Net realized gains (losses).....       (736,251)        (964,296)        (187,296)        (888,004)
   Change in unrealized gains
     (losses) on investments.......       3,226,027      (1,462,065)        6,770,063      (1,370,100)
                                     --------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............       3,454,015      (2,450,738)        8,219,860      (2,586,305)
                                     --------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         654,278          500,489        2,978,376        2,480,867
   Net transfers (including fixed
     account)......................         238,064        1,144,780        3,149,666        1,393,193
   Contract charges................       (507,014)        (547,424)      (1,207,630)      (1,235,787)
   Transfers for contract benefits
     and terminations..............     (6,183,503)      (7,190,351)     (12,612,512)     (12,543,602)
                                     --------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..     (5,798,175)      (6,092,506)      (7,692,100)      (9,905,329)
                                     --------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets...............     (2,344,160)      (8,543,244)          527,760     (12,491,634)
NET ASSETS:
   Beginning of year...............      55,026,070       63,569,314      124,952,104      137,443,738
                                     --------------  ---------------  ---------------  ---------------
   End of year.....................  $   52,681,910  $    55,026,070  $   125,479,864  $   124,952,104
                                     ==============  ===============  ===============  ===============

                                                                         BHFTI SSGA
                                                                          EMERGING
                                                   BHFTI                   MARKETS                    BHFTI
                                       SCHRODERS GLOBAL MULTI-ASSET    ENHANCED INDEX      SSGA GROWTH AND INCOME ETF
                                                SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
                                     --------------------------------  ---------------  --------------------------------
                                          2019             2018           2019 (a)           2019             2018
                                     ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $        15,865  $        95,432  $         (468)  $       663,423  $       666,255
   Net realized gains (losses).....          286,482        2,363,477            (300)        4,479,894        4,746,331
   Change in unrealized gains
     (losses) on investments.......        7,910,560      (6,858,613)           11,600        8,606,620     (12,265,960)
                                     ---------------  ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............        8,212,907      (4,399,704)           10,832       13,749,937      (6,853,374)
                                     ---------------  ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          331,614          714,709          110,315        3,260,348        1,212,978
   Net transfers (including fixed
     account)......................      (1,364,555)       22,223,277           10,180        (155,029)        (465,217)
   Contract charges................        (526,420)        (466,055)             (83)        (882,269)        (907,539)
   Transfers for contract benefits
     and terminations..............      (4,124,224)      (1,913,421)            (492)      (6,858,487)      (7,875,049)
                                     ---------------  ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..      (5,683,585)       20,558,510          119,920      (4,635,437)      (8,034,827)
                                     ---------------  ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets...............        2,529,322       16,158,806          130,752        9,114,500     (14,888,201)
NET ASSETS:
   Beginning of year...............       43,309,580       27,150,774               --       79,002,382       93,890,583
                                     ---------------  ---------------  ---------------  ---------------  ---------------
   End of year.....................  $    45,838,902  $    43,309,580  $       130,752  $    88,116,882  $    79,002,382
                                     ===============  ===============  ===============  ===============  ===============

(a) For the period April 29, 2019 to December 31, 2019.
(b) Commenced July 20, 2015 and began transactions in 2018.

 The accompanying notes are an integral part of these financial statements.

                                     56

 The accompanying notes are an integral part of these financial statements.

                                     57

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

                                                   BHFTI                             BHFTI
                                              SSGA GROWTH ETF            T. ROWE PRICE LARGE CAP VALUE
                                                SUB-ACCOUNT                       SUB-ACCOUNT
                                     --------------------------------  ---------------------------------
                                          2019              2018             2019              2018
                                     ---------------  ---------------  ----------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       216,943  $       245,420  $        247,307  $        87,708
   Net realized gains (losses).....        3,087,403        3,260,813         6,651,347        6,058,142
   Change in unrealized gains
     (losses) on investments.......        5,354,135      (8,298,456)         4,740,254     (11,819,726)
                                     ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............        8,658,481      (4,792,223)        11,638,908      (5,673,876)
                                     ---------------  ---------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          318,659          404,103         1,532,838        1,827,107
   Net transfers (including fixed
     account)......................        1,056,238        (242,466)           534,982          977,245
   Contract charges................        (508,116)        (498,119)         (361,208)        (332,511)
   Transfers for contract benefits
     and terminations..............      (2,349,338)      (3,671,781)       (5,568,819)      (5,100,301)
                                     ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..      (1,482,557)      (4,008,263)       (3,862,207)      (2,628,460)
                                     ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets...............        7,175,924      (8,800,486)         7,776,701      (8,302,336)
NET ASSETS:
   Beginning of year...............       42,553,669       51,354,155        48,727,954       57,030,290
                                     ---------------  ---------------  ----------------  ---------------
   End of year.....................  $    49,729,593  $    42,553,669  $     56,504,655  $    48,727,954
                                     ===============  ===============  ================  ===============

                                                   BHFTI                              BHFTI
                                       T. ROWE PRICE MID CAP GROWTH      VICTORY SYCAMORE MID CAP VALUE
                                                SUB-ACCOUNT                        SUB-ACCOUNT
                                     --------------------------------  ---------------------------------
                                           2019            2018              2019             2018
                                     ---------------  ---------------  ---------------   ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     (754,874)  $     (752,824)  $      (80,601)   $     (187,447)
   Net realized gains (losses).....        8,679,343        7,295,350          676,085         3,607,223
   Change in unrealized gains
     (losses) on investments.......        3,852,618      (7,951,303)        3,513,809       (5,426,300)
                                     ---------------  ---------------  ---------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............       11,777,087      (1,408,777)        4,109,293       (2,006,524)
                                     ---------------  ---------------  ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        3,342,363        2,536,525          265,670           226,287
   Net transfers (including fixed
     account)......................      (1,705,313)        (918,029)        (261,528)         (103,605)
   Contract charges................        (370,223)        (336,313)        (151,087)         (154,285)
   Transfers for contract benefits
     and terminations..............      (3,934,016)      (4,338,712)      (1,909,598)       (1,748,896)
                                     ---------------  ---------------  ---------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..      (2,667,189)      (3,056,529)      (2,056,543)       (1,780,499)
                                     ---------------  ---------------  ---------------   ---------------
     Net increase (decrease)
       in net assets...............        9,109,898      (4,465,306)        2,052,750       (3,787,023)
NET ASSETS:
   Beginning of year...............       41,420,635       45,885,941       15,744,266        19,531,289
                                     ---------------  ---------------  ---------------   ---------------
   End of year.....................  $    50,530,533  $    41,420,635  $    17,797,016   $    15,744,266
                                     ===============  ===============  ===============   ===============

                                            BHFTI WELLS CAPITAL                BHFTI WESTERN ASSET
                                         MANAGEMENT MID CAP VALUE         MANAGEMENT GOVERNMENT INCOME
                                                SUB-ACCOUNT                        SUB-ACCOUNT
                                     --------------------------------  ---------------------------------
                                          2019              2018             2019             2018
                                     ---------------  ---------------  ---------------   ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     (189,463)  $     (142,866)  $       531,541   $       591,872
   Net realized gains (losses).....          237,773        1,490,783         (68,200)         (340,383)
   Change in unrealized gains
     (losses) on investments.......        5,509,448      (4,456,455)        1,905,539         (979,773)
                                     ---------------  ---------------  ---------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............        5,557,758      (3,108,538)        2,368,880         (728,284)
                                     ---------------  ---------------  ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          115,562          168,656          428,273            99,989
   Net transfers (including fixed
     account)......................        (660,243)           50,171        1,758,894           254,548
   Contract charges................        (136,685)        (138,943)        (510,363)         (531,513)
   Transfers for contract benefits
     and terminations..............      (2,151,063)      (3,059,703)      (5,233,581)       (3,602,281)
                                     ---------------  ---------------  ---------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..      (2,832,429)      (2,979,819)      (3,556,777)       (3,779,257)
                                     ---------------  ---------------  ---------------   ---------------
     Net increase (decrease)
       in net assets...............        2,725,329      (6,088,357)      (1,187,897)       (4,507,541)
NET ASSETS:
   Beginning of year...............       17,592,214       23,680,571       40,819,022        45,326,563
                                     ---------------  ---------------  ---------------   ---------------
   End of year.....................  $    20,317,543  $    17,592,214  $    39,631,125   $    40,819,022
                                     ===============  ===============  ===============   ===============

                                          BHFTII BAILLIE GIFFORD
                                            INTERNATIONAL STOCK
                                                SUB-ACCOUNT
                                     --------------------------------
                                          2019              2018
                                     ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      (70,745)  $     (102,192)
   Net realized gains (losses).....        1,250,744          504,760
   Change in unrealized gains
     (losses) on investments.......        2,347,818      (3,158,417)
                                     ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............        3,527,817      (2,755,849)
                                     ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          188,832          163,921
   Net transfers (including fixed
     account)......................        (701,765)        1,231,704
   Contract charges................        (130,232)        (133,280)
   Transfers for contract benefits
     and terminations..............      (1,144,877)      (1,646,873)
                                     ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..      (1,788,042)        (384,528)
                                     ---------------  ---------------
     Net increase (decrease)
       in net assets...............        1,739,775      (3,140,377)
NET ASSETS:
   Beginning of year...............       12,270,605       15,410,982
                                     ---------------  ---------------
   End of year.....................  $    14,010,380  $    12,270,605
                                     ===============  ===============

(a) For the period April 29, 2019 to December 31, 2019.
(b) Commenced July 20, 2015 and began transactions in 2018.

 The accompanying notes are an integral part of these financial statements.

                                     58

 The accompanying notes are an integral part of these financial statements.

                                     59

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

                                                   BHFTII                            BHFTII
                                            BLACKROCK BOND INCOME        BLACKROCK CAPITAL APPRECIATION
                                                 SUB-ACCOUNT                       SUB-ACCOUNT
                                      --------------------------------  ---------------------------------
                                            2019            2018             2019              2018
                                      ---------------  ---------------  ---------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       211,689  $       158,126  $      (45,272)  $       (28,550)
   Net realized gains (losses)......          (5,398)         (63,344)          580,152           303,088
   Change in unrealized gains
     (losses) on investments........          550,976        (269,678)          282,916         (287,698)
                                      ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          757,267        (174,896)          817,796          (13,160)
                                      ---------------  ---------------  ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        1,970,168          535,232        1,312,223           883,840
   Net transfers (including fixed
     account).......................          487,657          542,267           69,855          (83,824)
   Contract charges.................         (79,234)         (70,662)         (25,318)          (11,489)
   Transfers for contract benefits
     and terminations...............        (779,582)        (576,914)        (165,623)          (93,248)
                                      ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..        1,599,009          429,923        1,191,137           695,279
                                      ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets...............        2,356,276          255,027        2,008,933           682,119
NET ASSETS:
   Beginning of year................        8,806,036        8,551,009        2,291,502         1,609,383
                                      ---------------  ---------------  ---------------  ----------------
   End of year......................  $    11,162,312  $     8,806,036  $     4,300,435  $      2,291,502
                                      ===============  ===============  ===============  ================

                                                   BHFTII                               BHFTII
                                       BLACKROCK ULTRA-SHORT TERM BOND      BRIGHTHOUSE ASSET ALLOCATION 20
                                                 SUB-ACCOUNT                          SUB-ACCOUNT
                                      ----------------------------------  ----------------------------------
                                            2019              2018              2019              2018
                                      ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       (35,468)  $      (405,315)  $         54,918  $         50,721
   Net realized gains (losses)......           194,270           167,441           169,759            58,978
   Change in unrealized gains
     (losses) on investments........          (28,999)           208,218           605,119         (427,920)
                                      ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............           129,803          (29,656)           829,796         (318,221)
                                      ----------------  ----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         1,098,700         2,076,249           397,052           236,677
   Net transfers (including fixed
     account).......................        12,470,317        14,403,911         1,196,215         1,253,224
   Contract charges.................         (514,465)         (508,840)          (71,821)          (58,447)
   Transfers for contract benefits
     and terminations...............      (15,367,678)      (14,418,190)         (806,486)       (1,469,786)
                                      ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..       (2,313,126)         1,553,130           714,960          (38,332)
                                      ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets...............       (2,183,323)         1,523,474         1,544,756         (356,553)
NET ASSETS:
   Beginning of year................        49,931,627        48,408,153         7,821,074         8,177,627
                                      ----------------  ----------------  ----------------  ----------------
   End of year......................  $     47,748,304  $     49,931,627  $      9,365,830  $      7,821,074
                                      ================  ================  ================  ================

                                                    BHFTII                             BHFTII
                                        BRIGHTHOUSE ASSET ALLOCATION 40    BRIGHTHOUSE ASSET ALLOCATION 60
                                                  SUB-ACCOUNT                        SUB-ACCOUNT
                                      ---------------------------------  ----------------------------------
                                            2019             2018              2019              2018
                                      ---------------   ---------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     1,713,648   $     1,378,158  $      1,945,382  $        399,441
   Net realized gains (losses)......       12,188,846         7,359,453        35,359,435        18,413,509
   Change in unrealized gains
     (losses) on investments........       24,291,535      (27,581,400)        40,127,614      (56,288,875)
                                      ---------------   ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............       38,194,029      (18,843,789)        77,432,431      (37,475,925)
                                      ---------------   ---------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        1,641,360         1,114,413         2,239,317         3,457,642
   Net transfers (including fixed
     account).......................      (1,035,585)       (8,075,851)         4,493,127         8,771,773
   Contract charges.................      (2,754,585)       (2,980,898)       (4,336,803)       (4,438,305)
   Transfers for contract benefits
     and terminations...............     (32,570,328)      (41,438,797)      (44,347,046)      (49,512,619)
                                      ---------------   ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..     (34,719,138)      (51,381,133)      (41,951,405)      (41,721,509)
                                      ---------------   ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets...............        3,474,891      (70,224,922)        35,481,026      (79,197,434)
NET ASSETS:
   Beginning of year................      290,842,062       361,066,984       455,682,989       534,880,423
                                      ---------------   ---------------  ----------------  ----------------
   End of year......................  $   294,316,953   $   290,842,062  $    491,164,015  $    455,682,989
                                      ===============   ===============  ================  ================

                                                   BHFTII
                                       BRIGHTHOUSE ASSET ALLOCATION 80
                                                 SUB-ACCOUNT
                                      ---------------------------------
                                            2019             2018
                                      ---------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       410,914  $    (1,375,016)
   Net realized gains (losses)......       35,564,850        19,106,751
   Change in unrealized gains
     (losses) on investments........       36,850,551      (54,757,784)
                                      ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............       72,826,315      (37,026,049)
                                      ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        1,300,310         2,140,820
   Net transfers (including fixed
     account).......................      (7,884,139)      (15,541,023)
   Contract charges.................      (3,101,602)       (3,176,554)
   Transfers for contract benefits
     and terminations...............     (31,409,791)      (31,866,075)
                                      ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..     (41,095,222)      (48,442,832)
                                      ---------------  ----------------
     Net increase (decrease)
        in net assets...............       31,731,093      (85,468,881)
NET ASSETS:
   Beginning of year................      350,798,313       436,267,194
                                      ---------------  ----------------
   End of year......................  $   382,529,406  $    350,798,313
                                      ===============  ================

(a) For the period April 29, 2019 to December 31, 2019.
(b) Commenced July 20, 2015 and began transactions in 2018.

 The accompanying notes are an integral part of these financial statements.

                                     60

 The accompanying notes are an integral part of these financial statements.

                                     61

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

                                           BHFTII BRIGHTHOUSE/ARTISAN      BHFTII BRIGHTHOUSE/DIMENSIONAL
                                                  MID CAP VALUE              INTERNATIONAL SMALL COMPANY
                                                   SUB-ACCOUNT                       SUB-ACCOUNT
                                        --------------------------------  --------------------------------
                                              2019            2018              2019             2018
                                        ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $     (142,675)  $     (175,947)  $      (26,940)  $        50,757
   Net realized gains (losses)........        1,551,578          996,360          325,409          406,173
   Change in unrealized gains
     (losses) on investments..........          987,087      (2,795,800)          697,054      (1,744,604)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        2,395,990      (1,975,387)          995,523      (1,287,674)
                                        ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............          301,307          140,446          357,354          261,322
   Net transfers (including fixed
     account).........................           61,975          184,606         (98,881)          426,401
   Contract charges...................         (79,091)         (83,100)         (43,122)         (43,600)
   Transfers for contract benefits
     and terminations.................      (1,077,294)      (1,483,394)        (471,009)        (509,061)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions....        (793,103)      (1,241,442)        (255,658)          135,062
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        1,602,887      (3,216,829)          739,865      (1,152,612)
NET ASSETS:
   Beginning of year..................       11,443,229       14,660,058        4,778,583        5,931,195
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $    13,046,116  $    11,443,229  $     5,518,448  $     4,778,583
                                        ===============  ===============  ===============  ===============

                                          BHFTII BRIGHTHOUSE/WELLINGTON                 BHFTII
                                            CORE EQUITY OPPORTUNITIES           FRONTIER MID CAP GROWTH
                                                   SUB-ACCOUNT                        SUB-ACCOUNT
                                        ---------------------------------  --------------------------------
                                              2019              2018            2019              2018
                                        ----------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       (78,858)  $        29,608  $     (133,068)  $     (137,060)
   Net realized gains (losses)........         7,938,990        5,501,932        1,267,280        1,163,462
   Change in unrealized gains
     (losses) on investments..........        11,214,395      (6,496,741)          982,918      (1,552,004)
                                        ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        19,074,527        (965,201)        2,117,130        (525,602)
                                        ----------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............           624,459          666,502          542,480          135,637
   Net transfers (including fixed
     account).........................       (2,309,544)      (4,276,245)        (272,788)        (117,529)
   Contract charges...................         (549,097)        (567,360)         (58,729)         (59,809)
   Transfers for contract benefits
     and terminations.................       (8,609,928)      (8,820,954)        (824,473)        (870,748)
                                        ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions....      (10,844,110)     (12,998,057)        (613,510)        (912,449)
                                        ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................         8,230,417     (13,963,258)        1,503,620      (1,438,051)
NET ASSETS:
   Beginning of year..................        70,656,698       84,619,956        7,109,711        8,547,762
                                        ----------------  ---------------  ---------------  ---------------
   End of year........................  $     78,887,115  $    70,656,698  $     8,613,331  $     7,109,711
                                        ================  ===============  ===============  ===============

                                                     BHFTII                            BHFTII
                                                 JENNISON GROWTH            LOOMIS SAYLES SMALL CAP CORE
                                                   SUB-ACCOUNT                       SUB-ACCOUNT
                                        --------------------------------  --------------------------------
                                             2019              2018            2019              2018
                                        ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $     (684,178)  $     (753,804)  $      (14,099)  $      (14,945)
   Net realized gains (losses)........        8,483,446        9,844,420           86,383          101,952
   Change in unrealized gains
     (losses) on investments..........        5,034,362      (9,187,429)           87,827        (183,733)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............       12,833,630         (96,813)          160,111         (96,726)
                                        ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............        3,299,407        2,398,307           22,240              240
   Net transfers (including fixed
     account).........................      (1,804,221)      (2,634,627)           32,213         (38,120)
   Contract charges...................        (332,896)        (318,105)          (9,125)          (9,032)
   Transfers for contract benefits
     and terminations.................      (5,596,644)      (5,885,863)         (53,123)         (32,692)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions....      (4,434,354)      (6,440,288)          (7,795)         (79,604)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        8,399,276      (6,537,101)          152,316        (176,330)
NET ASSETS:
   Beginning of year..................       43,831,631       50,368,732          681,029          857,359
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $    52,230,907  $    43,831,631  $       833,345  $       681,029
                                        ===============  ===============  ===============  ===============

                                                      BHFTII
                                          LOOMIS SAYLES SMALL CAP GROWTH
                                                    SUB-ACCOUNT
                                        ---------------------------------
                                              2019             2018
                                        ----------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        (5,782)  $       (6,432)
   Net realized gains (losses)........            93,862          108,848
   Change in unrealized gains
     (losses) on investments..........            19,095         (97,544)
                                        ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............           107,175            4,872
                                        ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............                --               --
   Net transfers (including fixed
     account).........................             9,534         (45,690)
   Contract charges...................           (3,768)          (4,162)
   Transfers for contract benefits
     and terminations.................          (95,918)         (34,930)
                                        ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions....          (90,152)         (84,782)
                                        ----------------  ---------------
     Net increase (decrease)
        in net assets.................            17,023         (79,910)
NET ASSETS:
   Beginning of year..................           451,260          531,170
                                        ----------------  ---------------
   End of year........................  $        468,283  $       451,260
                                        ================  ===============

(a) For the period April 29, 2019 to December 31, 2019.
(b) Commenced July 20, 2015 and began transactions in 2018.

 The accompanying notes are an integral part of these financial statements.

                                     62

 The accompanying notes are an integral part of these financial statements.

                                     63

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

                                                 BHFTII                             BHFTII
                                      METLIFE AGGREGATE BOND INDEX        METLIFE MID CAP STOCK INDEX
                                               SUB-ACCOUNT                        SUB-ACCOUNT
                                     --------------------------------  --------------------------------
                                          2019             2018              2019            2018
                                     ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       249,527  $       215,651  $      (39,391)  $      (52,082)
   Net realized gains (losses).....         (44,620)        (161,698)          891,173          894,576
   Change in unrealized gains
     (losses) on investments.......          924,851        (417,432)          867,752      (1,887,468)
                                     ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............        1,129,758        (363,479)        1,719,534      (1,044,974)
                                     ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        2,001,973          621,903          747,078          477,989
   Net transfers (including fixed
     account)......................        1,318,754          436,688          123,050           24,196
   Contract charges................        (186,695)        (177,150)         (69,791)         (67,060)
   Transfers for contract benefits
     and terminations..............      (1,565,167)      (1,718,262)        (902,089)        (718,722)
                                     ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..        1,568,865        (836,821)        (101,752)        (283,597)
                                     ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets...............        2,698,623      (1,200,300)        1,617,782      (1,328,571)
NET ASSETS:
   Beginning of year...............       16,435,910       17,636,210        7,240,467        8,569,038
                                     ---------------  ---------------  ---------------  ---------------
   End of year.....................  $    19,134,533  $    16,435,910  $     8,858,249  $     7,240,467
                                     ===============  ===============  ===============  ===============

                                                 BHFTII                         BHFTII METLIFE
                                       METLIFE MSCI EAFE(R) INDEX            RUSSELL 2000(R) INDEX
                                               SUB-ACCOUNT                        SUB-ACCOUNT
                                     --------------------------------  --------------------------------
                                          2019              2018            2019              2018
                                     ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $        67,021  $        83,003  $      (70,287)  $      (81,972)
   Net realized gains (losses).....          114,236          162,456        1,135,293        1,280,144
   Change in unrealized gains
     (losses) on investments.......        1,163,287      (1,391,421)        1,127,248      (2,471,424)
                                     ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............        1,344,544      (1,145,962)        2,192,254      (1,273,252)
                                     ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          664,139          723,140        1,381,146        1,014,913
   Net transfers (including fixed
     account)......................          361,311          666,517          513,475          116,393
   Contract charges................         (70,209)         (59,651)         (76,087)         (68,341)
   Transfers for contract benefits
     and terminations..............        (706,148)        (980,612)      (1,270,100)      (2,078,014)
                                     ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..          249,093          349,394          548,434      (1,015,049)
                                     ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets...............        1,593,637        (796,568)        2,740,688      (2,288,301)
NET ASSETS:
   Beginning of year...............        6,606,006        7,402,574        9,215,132       11,503,433
                                     ---------------  ---------------  ---------------  ---------------
   End of year.....................  $     8,199,643  $     6,606,006  $    11,955,820  $     9,215,132
                                     ===============  ===============  ===============  ===============

                                        BHFTII METLIFE STOCK INDEX         BHFTII MFS(R) TOTAL RETURN
                                                SUB-ACCOUNT                        SUB-ACCOUNT
                                     --------------------------------  ---------------------------------
                                           2019             2018             2019             2018
                                     ---------------  ---------------  ---------------   ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       210,720  $         (431)  $        47,500   $        42,531
   Net realized gains (losses).....        5,952,252        5,905,369          396,665           568,767
   Change in unrealized gains
     (losses) on investments.......        7,031,368      (8,817,097)          708,490       (1,134,811)
                                     ---------------  ---------------  ---------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............       13,194,340      (2,912,159)        1,152,655         (523,513)
                                     ---------------  ---------------  ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        6,285,109        3,057,916            2,544             8,368
   Net transfers (including fixed
     account)......................        (164,943)      (1,391,351)        (107,999)           141,075
   Contract charges................        (375,939)        (340,593)         (49,446)          (49,326)
   Transfers for contract benefits
     and terminations..............      (5,973,542)      (5,477,158)        (743,946)         (769,789)
                                     ---------------  ---------------  ---------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..        (229,315)      (4,151,186)        (898,847)         (669,672)
                                     ---------------  ---------------  ---------------   ---------------
     Net increase (decrease)
       in net assets...............       12,965,025      (7,063,345)          253,808       (1,193,185)
NET ASSETS:
   Beginning of year...............       46,327,633       53,390,978        6,561,057         7,754,242
                                     ---------------  ---------------  ---------------   ---------------
   End of year.....................  $    59,292,658  $    46,327,633  $     6,814,865   $     6,561,057
                                     ===============  ===============  ===============   ===============

                                            BHFTII MFS(R) VALUE
                                                SUB-ACCOUNT
                                     --------------------------------
                                          2019             2018
                                     ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $        56,716  $      (49,953)
   Net realized gains (losses).....        1,536,564        1,667,345
   Change in unrealized gains
     (losses) on investments.......        3,771,743      (4,200,246)
                                     ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............        5,365,023      (2,582,854)
                                     ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        1,250,446          207,929
   Net transfers (including fixed
     account)......................        (140,714)        (563,068)
   Contract charges................        (197,952)        (199,522)
   Transfers for contract benefits
     and terminations..............      (2,264,497)      (2,339,551)
                                     ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..      (1,352,717)      (2,894,212)
                                     ---------------  ---------------
     Net increase (decrease)
       in net assets...............        4,012,306      (5,477,066)
NET ASSETS:
   Beginning of year...............       19,648,433       25,125,499
                                     ---------------  ---------------
   End of year.....................  $    23,660,739  $    19,648,433
                                     ===============  ===============

(a) For the period April 29, 2019 to December 31, 2019.
(b) Commenced July 20, 2015 and began transactions in 2018.

 The accompanying notes are an integral part of these financial statements.

                                     64

 The accompanying notes are an integral part of these financial statements.

                                     65

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

                                                     BHFTII                             BHFTII
                                            NEUBERGER BERMAN GENESIS        T. ROWE PRICE LARGE CAP GROWTH
                                                   SUB-ACCOUNT                        SUB-ACCOUNT
                                        ---------------------------------  ---------------------------------
                                              2019             2018              2019              2018
                                        ----------------  ---------------  ----------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $      (201,682)  $     (187,084)  $      (443,562)  $     (403,044)
   Net realized gains (losses)........         1,972,926        2,071,572         4,921,977        5,572,507
   Change in unrealized gains
     (losses) on investments..........         1,083,088      (2,751,329)         3,339,802      (6,014,217)
                                        ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............         2,854,332        (866,841)         7,818,217        (844,754)
                                        ----------------  ---------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............           463,579          142,524         3,961,839        3,332,765
   Net transfers (including fixed
     account).........................          (43,362)          108,900           497,486          847,118
   Contract charges...................          (89,740)         (87,015)         (248,744)        (206,435)
   Transfers for contract benefits
     and terminations.................         (983,110)      (1,193,603)       (2,378,823)      (2,750,262)
                                        ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions....         (652,633)      (1,029,194)         1,831,758        1,223,186
                                        ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.................         2,201,699      (1,896,035)         9,649,975          378,432
NET ASSETS:
   Beginning of year..................        10,646,038       12,542,073        26,765,258       26,386,826
                                        ----------------  ---------------  ----------------  ---------------
   End of year........................  $     12,847,737  $    10,646,038  $     36,415,233  $    26,765,258
                                        ================  ===============  ================  ===============

                                                     BHFTII                              BHFTII
                                         T. ROWE PRICE SMALL CAP GROWTH      VANECK GLOBAL NATURAL RESOURCES
                                                   SUB-ACCOUNT                         SUB-ACCOUNT
                                        ---------------------------------  ---------------------------------
                                             2019              2018              2019             2018
                                        ---------------  ----------------  ---------------   ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       (7,175)  $        (8,344)  $      (48,635)   $      (69,488)
   Net realized gains (losses)........           92,142            72,033        (142,747)          (68,985)
   Change in unrealized gains
     (losses) on investments..........           27,185          (95,919)          585,975       (1,252,249)
                                        ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          112,152          (32,230)          394,593       (1,390,722)
                                        ---------------  ----------------  ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............               --                --           19,227            16,588
   Net transfers (including fixed
     account).........................          (3,869)          (50,645)          639,241           241,710
   Contract charges...................          (4,210)           (4,560)         (44,183)          (47,639)
   Transfers for contract benefits
     and terminations.................         (92,835)          (13,950)        (360,758)         (301,970)
                                        ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions....        (100,914)          (69,155)          253,527          (91,311)
                                        ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.................           11,238         (101,385)          648,120       (1,482,033)
NET ASSETS:
   Beginning of year..................          400,874           502,259        3,479,021         4,961,054
                                        ---------------  ----------------  ---------------   ---------------
   End of year........................  $       412,112  $        400,874  $     4,127,141   $     3,479,021
                                        ===============  ================  ===============   ===============

                                                      BHFTII                            BHFTII
                                             WESTERN ASSET MANAGEMENT          WESTERN ASSET MANAGEMENT
                                           STRATEGIC BOND OPPORTUNITIES             U.S. GOVERNMENT
                                                    SUB-ACCOUNT                       SUB-ACCOUNT
                                        ---------------------------------  ---------------------------------
                                              2019             2018              2019             2018
                                        ---------------   ---------------  ---------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $     2,171,457   $     2,620,848  $       250,618  $        144,440
   Net realized gains (losses)........          249,921            53,864        (105,766)         (186,945)
   Change in unrealized gains
     (losses) on investments..........        5,381,189       (6,476,389)          880,508         (163,941)
                                        ---------------   ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        7,802,567       (3,801,677)        1,025,360         (206,446)
                                        ---------------   ---------------  ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............        2,669,112         2,887,675        1,437,142         2,277,700
   Net transfers (including fixed
     account).........................         (89,572)         2,053,022          372,287         1,174,031
   Contract charges...................        (496,967)         (488,756)        (224,797)         (221,831)
   Transfers for contract benefits
     and terminations.................      (8,854,154)       (9,195,476)      (4,542,116)       (2,989,048)
                                        ---------------   ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions....      (6,771,581)       (4,743,535)      (2,957,484)           240,852
                                        ---------------   ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets.................        1,030,986       (8,545,212)      (1,932,124)            34,406
NET ASSETS:
   Beginning of year..................       64,242,084        72,787,296       25,701,077        25,666,671
                                        ---------------   ---------------  ---------------  ----------------
   End of year........................  $    65,273,070   $    64,242,084  $    23,768,953  $     25,701,077
                                        ===============   ===============  ===============  ================

                                        BLACKROCK GLOBAL ALLOCATION V.I.
                                                   SUB-ACCOUNT
                                        ---------------------------------
                                              2019           2018 (b)
                                        ---------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         6,593  $            674
   Net realized gains (losses)........           43,835             4,929
   Change in unrealized gains
     (losses) on investments..........           40,582          (22,718)
                                        ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...............           91,010          (17,115)
                                        ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............          816,742           167,286
   Net transfers (including fixed
     account).........................          203,200            47,596
   Contract charges...................          (3,695)                --
   Transfers for contract benefits
     and terminations.................          (5,775)                --
                                        ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions....        1,010,472           214,882
                                        ---------------  ----------------
     Net increase (decrease)
        in net assets.................        1,101,482           197,767
NET ASSETS:
   Beginning of year..................          197,767                --
                                        ---------------  ----------------
   End of year........................  $     1,299,249  $        197,767
                                        ===============  ================

(a) For the period April 29, 2019 to December 31, 2019.
(b) Commenced July 20, 2015 and began transactions in 2018.

 The accompanying notes are an integral part of these financial statements.

                                     66

 The accompanying notes are an integral part of these financial statements.

                                     67

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

                                         FIDELITY(R) VIP CONTRAFUND        FIDELITY(R) VIP EQUITY-INCOME
                                                 SUB-ACCOUNT                        SUB-ACCOUNT
                                      ---------------------------------  ---------------------------------
                                            2019              2018            2019              2018
                                      ----------------  ---------------  ---------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      (223,716)  $     (197,455)  $            95  $            232
   Net realized gains (losses)......         2,609,618        2,445,317            1,991             4,648
   Change in unrealized gains
     (losses) on investments........         2,377,104      (3,631,712)            3,253           (8,607)
                                      ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         4,763,006      (1,383,850)            5,339           (3,727)
                                      ----------------  ---------------  ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........           423,073          460,837               --                --
   Net transfers (including fixed
     account).......................         (451,962)        (722,633)              143          (19,253)
   Contract charges.................         (126,983)        (130,246)            (247)             (262)
   Transfers for contract benefits
     and terminations...............       (2,594,084)      (2,099,371)         (28,398)           (4,771)
                                      ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..       (2,749,956)      (2,491,413)         (28,502)          (24,286)
                                      ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets...............         2,013,050      (3,875,263)         (23,163)          (28,013)
NET ASSETS:
   Beginning of year................        17,097,852       20,973,115           36,464            64,477
                                      ----------------  ---------------  ---------------  ----------------
   End of year......................  $     19,110,902  $    17,097,852  $        13,301  $         36,464
                                      ================  ===============  ===============  ================

                                           FIDELITY(R) VIP MID CAP         FTVIPT FRANKLIN INCOME VIP
                                                 SUB-ACCOUNT                       SUB-ACCOUNT
                                      --------------------------------  --------------------------------
                                            2019            2018             2019              2018
                                      ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      (94,401)  $     (159,250)  $       747,136  $       671,563
   Net realized gains (losses)......        1,516,556        1,850,110          352,572           81,529
   Change in unrealized gains
     (losses) on investments........        1,165,891      (4,047,479)        1,458,562      (1,893,800)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        2,588,046      (2,356,619)        2,558,270      (1,140,708)
                                      ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          359,580          328,543          491,057          449,096
   Net transfers (including fixed
     account).......................           52,351        (494,282)          252,991           11,333
   Contract charges.................         (83,552)         (99,141)        (136,719)        (140,697)
   Transfers for contract benefits
     and terminations...............      (2,454,484)      (2,044,407)      (2,557,976)      (2,250,830)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (2,126,105)      (2,309,287)      (1,950,647)      (1,931,098)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............          461,941      (4,665,906)          607,623      (3,071,806)
NET ASSETS:
   Beginning of year................       12,632,647       17,298,553       18,485,748       21,557,554
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $    13,094,588  $    12,632,647  $    19,093,371  $    18,485,748
                                      ===============  ===============  ===============  ===============

                                                   FTVIPT                            FTVIPT
                                         FRANKLIN MUTUAL SHARES VIP       FRANKLIN SMALL CAP VALUE VIP
                                                 SUB-ACCOUNT                       SUB-ACCOUNT
                                      --------------------------------  ---------------------------------
                                           2019              2018            2019              2018
                                      ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        11,418  $        31,195  $       (9,686)  $      (17,734)
   Net realized gains (losses)......          313,335          233,705          470,258          599,930
   Change in unrealized gains
     (losses) on investments........          240,920        (592,577)          258,376      (1,080,140)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          565,673        (327,677)          718,948        (497,944)
                                      ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........            6,079           49,528           71,710           69,203
   Net transfers (including fixed
     account).......................              815           65,675           45,899         (32,833)
   Contract charges.................         (20,283)         (20,587)         (22,543)         (25,258)
   Transfers for contract benefits
     and terminations...............        (444,956)        (803,144)        (508,320)        (599,774)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..        (458,345)        (708,528)        (413,254)        (588,662)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............          107,328      (1,036,205)          305,694      (1,086,606)
NET ASSETS:
   Beginning of year................        2,885,952        3,922,157        3,044,422        4,131,028
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $     2,993,280  $     2,885,952  $     3,350,116  $     3,044,422
                                      ===============  ===============  ===============  ===============

                                                   FTVIPT
                                            TEMPLETON FOREIGN VIP
                                                 SUB-ACCOUNT
                                      ---------------------------------
                                           2019              2018
                                      ---------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       (3,249)  $        104,295
   Net realized gains (losses)......          (4,162)          (17,577)
   Change in unrealized gains
     (losses) on investments........        1,090,267       (2,152,059)
                                      ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        1,082,856       (2,065,341)
                                      ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........           41,230            23,452
   Net transfers (including fixed
     account).......................          739,178           734,227
   Contract charges.................         (77,650)          (79,728)
   Transfers for contract benefits
     and terminations...............        (809,922)         (618,283)
                                      ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..        (107,164)            59,668
                                      ---------------  ----------------
     Net increase (decrease)
        in net assets...............          975,692       (2,005,673)
NET ASSETS:
   Beginning of year................       10,188,360        12,194,033
                                      ---------------  ----------------
   End of year......................  $    11,164,052  $     10,188,360
                                      ===============  ================

(a) For the period April 29, 2019 to December 31, 2019.
(b) Commenced July 20, 2015 and began transactions in 2018.

 The accompanying notes are an integral part of these financial statements.

                                     68

 The accompanying notes are an integral part of these financial statements.

                                     69

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

                                                   FTVIPT                   INVESCO OPPENHEIMER V.I.
                                          TEMPLETON GLOBAL BOND VIP           MAIN STREET SMALL CAP
                                                 SUB-ACCOUNT                       SUB-ACCOUNT
                                      --------------------------------  --------------------------------
                                            2019            2018             2019             2018
                                      ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       541,834  $     (143,673)  $      (44,592)  $      (52,944)
   Net realized gains (losses)......        (140,609)        (132,042)          377,088          757,162
   Change in unrealized gains
     (losses) on investments........        (327,077)          337,185          389,857      (1,093,709)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............           74,148           61,470          722,353        (389,491)
                                      ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          363,318          336,932           14,096           14,860
   Net transfers (including fixed
     account).......................          232,741          311,323           87,848         (24,678)
   Contract charges.................         (84,255)         (88,677)         (23,158)         (29,385)
   Transfers for contract benefits
     and terminations...............      (1,546,624)      (1,480,925)        (565,975)        (807,924)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (1,034,820)        (921,347)        (487,189)        (847,127)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............        (960,672)        (859,877)          235,164      (1,236,618)
NET ASSETS:
   Beginning of year................        9,876,862       10,736,739        3,142,174        4,378,792
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $     8,916,190  $     9,876,862  $     3,377,338  $     3,142,174
                                      ===============  ===============  ===============  ===============

                                       INVESCO V.I. EQUITY AND INCOME      INVESCO V.I. INTERNATIONAL GROWTH
                                                 SUB-ACCOUNT                          SUB-ACCOUNT
                                      ----------------------------------  ----------------------------------
                                            2019              2018              2019              2018
                                      ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        152,066  $        106,368  $        (7,522)  $         43,186
   Net realized gains (losses)......         1,538,634         1,245,327           987,815           422,777
   Change in unrealized gains
     (losses) on investments........         1,101,973       (3,279,709)         1,088,533       (2,131,224)
                                      ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         2,792,673       (1,928,014)         2,068,826       (1,665,261)
                                      ----------------  ----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         1,117,931         1,203,200            86,806           116,210
   Net transfers (including fixed
     account).......................           122,742           487,048         (209,129)           429,922
   Contract charges.................         (114,775)         (106,856)          (65,432)          (71,421)
   Transfers for contract benefits
     and terminations...............       (2,830,606)       (2,599,925)       (1,471,441)       (1,373,415)
                                      ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..       (1,704,708)       (1,016,533)       (1,659,196)         (898,704)
                                      ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets...............         1,087,965       (2,944,547)           409,630       (2,563,965)
NET ASSETS:
   Beginning of year................        15,704,635        18,649,182         8,360,170        10,924,135
                                      ----------------  ----------------  ----------------  ----------------
   End of year......................  $     16,792,600  $     15,704,635  $      8,769,800  $      8,360,170
                                      ================  ================  ================  ================

                                              LMPVET CLEARBRIDGE                 LMPVET CLEARBRIDGE
                                          VARIABLE AGGRESSIVE GROWTH            VARIABLE APPRECIATION
                                                  SUB-ACCOUNT                        SUB-ACCOUNT
                                      ---------------------------------  ----------------------------------
                                            2019              2018             2019              2018
                                      ---------------   ---------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      (90,761)   $     (164,125)  $       (17,819)  $       (48,709)
   Net realized gains (losses)......          674,520         2,047,392         3,187,497         3,072,348
   Change in unrealized gains
     (losses) on investments........        2,884,129       (3,426,134)         2,626,948       (3,594,134)
                                      ---------------   ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        3,467,888       (1,542,867)         5,796,626         (570,495)
                                      ---------------   ---------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          694,220         1,362,791         1,066,779         1,878,488
   Net transfers (including fixed
     account).......................          281,359           145,935       (1,022,031)         (892,328)
   Contract charges.................         (92,921)          (84,384)         (170,212)         (155,773)
   Transfers for contract benefits
     and terminations...............      (1,891,522)       (2,986,344)       (3,506,301)       (4,138,311)
                                      ---------------   ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (1,008,864)       (1,562,002)       (3,631,765)       (3,307,924)
                                      ---------------   ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets...............        2,459,024       (3,104,869)         2,164,861       (3,878,419)
NET ASSETS:
   Beginning of year................       15,342,826        18,447,695        22,409,019        26,287,438
                                      ---------------   ---------------  ----------------  ----------------
   End of year......................  $    17,801,850   $    15,342,826  $     24,573,880  $     22,409,019
                                      ===============   ===============  ================  ================

                                             LMPVET CLEARBRIDGE
                                         VARIABLE DIVIDEND STRATEGY
                                                 SUB-ACCOUNT
                                      ---------------------------------
                                            2019             2018
                                      ---------------   ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      (17,062)   $       (8,452)
   Net realized gains (losses)......        1,956,755         1,729,875
   Change in unrealized gains
     (losses) on investments........        1,551,061       (2,566,786)
                                      ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        3,490,754         (845,363)
                                      ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          494,087           906,400
   Net transfers (including fixed
     account).......................        (642,663)            62,733
   Contract charges.................        (101,293)          (91,192)
   Transfers for contract benefits
     and terminations...............      (1,994,555)       (2,274,610)
                                      ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (2,244,424)       (1,396,669)
                                      ---------------   ---------------
     Net increase (decrease)
        in net assets...............        1,246,330       (2,242,032)
NET ASSETS:
   Beginning of year................       12,903,855        15,145,887
                                      ---------------   ---------------
   End of year......................  $    14,150,185   $    12,903,855
                                      ===============   ===============

(a) For the period April 29, 2019 to December 31, 2019.
(b) Commenced July 20, 2015 and began transactions in 2018.

 The accompanying notes are an integral part of these financial statements.

                                     70

 The accompanying notes are an integral part of these financial statements.

                                     71

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

                                              LMPVET CLEARBRIDGE                LMPVET CLEARBRIDGE
                                           VARIABLE LARGE CAP GROWTH         VARIABLE LARGE CAP VALUE
                                                  SUB-ACCOUNT                       SUB-ACCOUNT
                                       --------------------------------  --------------------------------
                                             2019             2018             2019            2018
                                       ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $       (3,291)  $       (3,478)  $         (501)  $         (956)
   Net realized gains (losses).......           19,460           23,671           44,261           35,993
   Change in unrealized gains
     (losses) on investments.........           46,341         (22,818)           45,761         (78,894)
                                       ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations...............           62,510          (2,625)           89,521         (43,857)
                                       ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............               --              915               --              180
   Net transfers (including fixed
     account)........................          (3,866)          (5,965)         (76,792)          (9,244)
   Contract charges..................            (466)            (449)          (1,995)          (1,930)
   Transfers for contract benefits
     and terminations................         (16,615)         (64,653)         (36,998)         (11,983)
                                       ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions....         (20,947)         (70,152)        (115,785)         (22,977)
                                       ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets.................           41,563         (72,777)         (26,264)         (66,834)
NET ASSETS:
   Beginning of year.................          213,754          286,531          378,407          445,241
                                       ---------------  ---------------  ---------------  ---------------
   End of year.......................  $       255,317  $       213,754  $       352,143  $       378,407
                                       ===============  ===============  ===============  ===============

                                             LMPVET CLEARBRIDGE                      LMPVET QS
                                          VARIABLE SMALL CAP GROWTH        VARIABLE CONSERVATIVE GROWTH
                                                 SUB-ACCOUNT                        SUB-ACCOUNT
                                       --------------------------------  --------------------------------
                                            2019             2018              2019             2018
                                       ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $      (74,604)  $      (73,704)  $        10,648  $        21,913
   Net realized gains (losses).......          743,291        1,099,335           90,483           93,822
   Change in unrealized gains
     (losses) on investments.........          446,152        (846,919)          175,039        (234,766)
                                       ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations...............        1,114,839          178,712          276,170        (119,031)
                                       ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............          626,944          642,111              794            6,816
   Net transfers (including fixed
     account)........................            7,439        (457,177)           62,412            8,888
   Contract charges..................         (39,740)         (35,078)         (14,436)         (16,276)
   Transfers for contract benefits
     and terminations................        (615,233)        (832,597)        (527,129)        (299,158)
                                       ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions....         (20,590)        (682,741)        (478,359)        (299,730)
                                       ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets.................        1,094,249        (504,029)        (202,189)        (418,761)
NET ASSETS:
   Beginning of year.................        4,475,137        4,979,166        1,917,375        2,336,136
                                       ---------------  ---------------  ---------------  ---------------
   End of year.......................  $     5,569,386  $     4,475,137  $     1,715,186  $     1,917,375
                                       ===============  ===============  ===============  ===============

                                                   LMPVET QS                         LMPVET QS
                                                VARIABLE GROWTH              VARIABLE MODERATE GROWTH
                                                  SUB-ACCOUNT                       SUB-ACCOUNT
                                       --------------------------------  --------------------------------
                                             2019             2018             2019             2018
                                       ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $           375  $        11,013  $            62  $           242
   Net realized gains (losses).......           57,724           95,986            1,418            4,358
   Change in unrealized gains
     (losses) on investments.........          141,112        (212,138)            4,601          (7,390)
                                       ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations...............          199,211        (105,139)            6,081          (2,790)
                                       ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............              780              780               --               --
   Net transfers (including fixed
     account)........................            5,912          (4,843)               --             (97)
   Contract charges..................          (2,353)          (2,632)             (54)             (53)
   Transfers for contract benefits
     and terminations................        (119,959)        (304,551)              (5)         (22,038)
                                       ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions....        (115,620)        (311,246)             (59)         (22,188)
                                       ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets.................           83,591        (416,385)            6,022         (24,978)
NET ASSETS:
   Beginning of year.................        1,003,940        1,420,325           32,802           57,780
                                       ---------------  ---------------  ---------------  ---------------
   End of year.......................  $     1,087,531  $     1,003,940  $        38,824  $        32,802
                                       ===============  ===============  ===============  ===============

                                             LMPVIT WESTERN ASSET
                                        VARIABLE GLOBAL HIGH YIELD BOND
                                                  SUB-ACCOUNT
                                       --------------------------------
                                             2019             2018
                                       ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $       264,005  $       275,872
   Net realized gains (losses).......        (140,708)        (145,100)
   Change in unrealized gains
     (losses) on investments.........          731,818        (555,880)
                                       ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations...............          855,115        (425,108)
                                       ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............          386,606          503,956
   Net transfers (including fixed
     account)........................           26,684          127,519
   Contract charges..................         (55,576)         (52,902)
   Transfers for contract benefits
     and terminations................      (1,265,413)      (1,437,106)
                                       ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions....        (907,699)        (858,533)
                                       ---------------  ---------------
     Net increase (decrease)
       in net assets.................         (52,584)      (1,283,641)
NET ASSETS:
   Beginning of year.................        7,196,680        8,480,321
                                       ---------------  ---------------
   End of year.......................  $     7,144,096  $     7,196,680
                                       ===============  ===============

(a) For the period April 29, 2019 to December 31, 2019.
(b) Commenced July 20, 2015 and began transactions in 2018.

 The accompanying notes are an integral part of these financial statements.

                                     72

 The accompanying notes are an integral part of these financial statements.

                                     73

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

                                              PIMCO VIT HIGH YIELD              PIMCO VIT LOW DURATION
                                                   SUB-ACCOUNT                        SUB-ACCOUNT
                                        ---------------------------------  ---------------------------------
                                              2019              2018             2019              2018
                                        ----------------  ---------------  ----------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $          3,128  $         3,988  $            578  $           203
   Net realized gains (losses)........             2,889            1,647              (16)            (124)
   Change in unrealized gains
     (losses) on investments..........             5,523          (9,943)               538            (669)
                                        ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............            11,540          (4,308)             1,100            (590)
                                        ----------------  ---------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............                --               --                --               --
   Net transfers (including fixed
     account).........................                 3         (16,449)             (186)          (7,960)
   Contract charges...................             (499)            (549)             (310)            (295)
   Transfers for contract benefits
     and terminations.................          (39,049)          (4,270)           (1,900)          (6,589)
                                        ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions....          (39,545)         (21,268)           (2,396)         (14,844)
                                        ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.................          (28,005)         (25,576)           (1,296)         (15,434)
NET ASSETS:
   Beginning of year..................            99,197          124,773            44,020           59,454
                                        ----------------  ---------------  ----------------  ---------------
   End of year........................  $         71,192  $        99,197  $         42,724  $        44,020
                                        ================  ===============  ================  ===============

                                            PIONEER VCT MID CAP VALUE        PIONEER VCT REAL ESTATE SHARES
                                                   SUB-ACCOUNT                         SUB-ACCOUNT
                                        ---------------------------------  ---------------------------------
                                             2019              2018              2019              2018
                                        ---------------  ----------------  ----------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       (6,400)  $       (21,461)  $             42  $            96
   Net realized gains (losses)........          102,008           200,420             3,755            1,236
   Change in unrealized gains
     (losses) on investments..........          346,768         (639,621)             (957)          (2,428)
                                        ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          442,376         (460,662)             2,840          (1,096)
                                        ---------------  ----------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............           37,139            52,631                --               --
   Net transfers (including fixed
     account).........................         (86,908)            76,526                --               --
   Contract charges...................         (10,735)          (11,344)              (48)             (45)
   Transfers for contract benefits
     and terminations.................        (278,763)         (365,612)               (2)              (4)
                                        ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions....        (339,267)         (247,799)              (50)             (49)
                                        ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.................          103,109         (708,461)             2,790          (1,145)
NET ASSETS:
   Beginning of year..................        1,745,896         2,454,357            11,006           12,151
                                        ---------------  ----------------  ----------------  ---------------
   End of year........................  $     1,849,005  $      1,745,896  $         13,796  $        11,006
                                        ===============  ================  ================  ===============

                                              PUTNAM VT EQUITY INCOME         PUTNAM VT SUSTAINABLE LEADERS
                                                    SUB-ACCOUNT                        SUB-ACCOUNT
                                        ---------------------------------  ---------------------------------
                                              2019             2018              2019             2018
                                        ----------------  ---------------  ----------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $            716  $         (531)  $        (1,943)  $       (3,813)
   Net realized gains (losses)........            14,777            6,087            37,762           51,650
   Change in unrealized gains
     (losses) on investments..........             4,528         (13,288)            40,357         (50,673)
                                        ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............            20,021          (7,732)            76,176          (2,836)
                                        ----------------  ---------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............                --               --             7,492            7,857
   Net transfers (including fixed
     account).........................               999          (5,071)           (1,160)          (4,535)
   Contract charges...................                --               --                --               --
   Transfers for contract benefits
     and terminations.................          (26,232)              (5)                --         (46,159)
                                        ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions....          (25,233)          (5,076)             6,332         (42,837)
                                        ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.................           (5,212)         (12,808)            82,508         (45,673)
NET ASSETS:
   Beginning of year..................            75,058           87,866           214,887          260,560
                                        ----------------  ---------------  ----------------  ---------------
   End of year........................  $         69,846  $        75,058  $        297,395  $       214,887
                                        ================  ===============  ================  ===============

                                                      RUSSELL
                                           GLOBAL REAL ESTATE SECURITIES
                                                    SUB-ACCOUNT
                                        ---------------------------------
                                              2019             2018
                                        ---------------   ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $           346   $           263
   Net realized gains (losses)........               11                13
   Change in unrealized gains
     (losses) on investments..........            1,249             (881)
                                        ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............            1,606             (605)
                                        ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............               --                --
   Net transfers (including fixed
     account).........................               --                --
   Contract charges...................               --                --
   Transfers for contract benefits
     and terminations.................              (3)               (4)
                                        ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions....              (3)               (4)
                                        ---------------   ---------------
     Net increase (decrease)
        in net assets.................            1,603             (609)
NET ASSETS:
   Beginning of year..................            8,036             8,645
                                        ---------------   ---------------
   End of year........................  $         9,639   $         8,036
                                        ===============   ===============

(a) For the period April 29, 2019 to December 31, 2019.
(b) Commenced July 20, 2015 and began transactions in 2018.

 The accompanying notes are an integral part of these financial statements.

                                     74

 The accompanying notes are an integral part of these financial statements.

                                     75

                   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
                 OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

                                                   RUSSELL
                                       INTERNATIONAL DEVELOPED MARKETS          RUSSELL STRATEGIC BOND
                                                 SUB-ACCOUNT                          SUB-ACCOUNT
                                      ----------------------------------  -----------------------------------
                                            2019              2018              2019               2018
                                      ----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $            169  $             44  $            340  $             169
   Net realized gains (losses)......                12             1,099               326               (17)
   Change in unrealized gains
     (losses) on investments........             1,979           (3,426)             1,158              (682)
                                      ----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............             2,160           (2,283)             1,824              (530)
                                      ----------------  ----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........                --                --                --                 --
   Net transfers (including fixed
     account).......................                --                --                --                 --
   Contract charges.................                --                --                --                 --
   Transfers for contract benefits
     and terminations...............               (2)               (5)               (2)                (3)
                                      ----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..               (2)               (5)               (2)                (3)
                                      ----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets...............             2,158           (2,288)             1,822              (533)
NET ASSETS:
   Beginning of year................            11,950            14,238            23,737             24,270
                                      ----------------  ----------------  ----------------  -----------------
   End of year......................  $         14,108  $         11,950  $         25,559  $          23,737
                                      ================  ================  ================  =================

                                         RUSSELL U.S. SMALL CAP EQUITY        RUSSELL U.S. STRATEGIC EQUITY
                                                  SUB-ACCOUNT                          SUB-ACCOUNT
                                      ----------------------------------  -----------------------------------
                                            2019              2018              2019               2018
                                      ----------------  ----------------  ----------------   ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $           (38)  $           (45)  $          (175)   $          (140)
   Net realized gains (losses)......                80               805             3,174             10,211
   Change in unrealized gains
     (losses) on investments........               860           (1,398)            10,646           (15,937)
                                      ----------------  ----------------  ----------------   ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............               902             (638)            13,645            (5,866)
                                      ----------------  ----------------  ----------------   ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........                --                --                --                 --
   Net transfers (including fixed
     account).......................                --                --                --                 --
   Contract charges.................                --                --                --                 --
   Transfers for contract benefits
     and terminations...............               (3)               (2)               (3)                (2)
                                      ----------------  ----------------  ----------------   ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..               (3)               (2)               (3)                (2)
                                      ----------------  ----------------  ----------------   ----------------
     Net increase (decrease)
        in net assets...............               899             (640)            13,642            (5,868)
NET ASSETS:
   Beginning of year................             4,207             4,847            47,943             53,811
                                      ----------------  ----------------  ----------------   ----------------
   End of year......................  $          5,106  $          4,207  $         61,585   $         47,943
                                      ================  ================  ================   ================

                                           TAP 1919 VARIABLE SOCIALLY
                                               RESPONSIVE BALANCED
                                                   SUB-ACCOUNT
                                      -----------------------------------
                                            2019               2018
                                      ----------------   ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $          (754)   $           (80)
   Net realized gains (losses)......             6,864              1,242
   Change in unrealized gains
     (losses) on investments........            17,624            (1,525)
                                      ----------------   ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............            23,734              (363)
                                      ----------------   ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........                --                 --
   Net transfers (including fixed
     account).......................           141,799                 --
   Contract charges.................              (35)               (35)
   Transfers for contract benefits
     and terminations...............               (7)                (6)
                                      ----------------   ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..           141,757               (41)
                                      ----------------   ----------------
     Net increase (decrease)
        in net assets...............           165,491              (404)
NET ASSETS:
   Beginning of year................            14,651             15,055
                                      ----------------   ----------------
   End of year......................  $        180,142   $         14,651
                                      ================   ================

(a) For the period April 29, 2019 to December 31, 2019.
(b) Commenced July 20, 2015 and began transactions in 2018.

 The accompanying notes are an integral part of these financial statements.

                                     76

 The accompanying notes are an integral part of these financial statements.

                                     77

             BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
           OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
                NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Brighthouse Variable Annuity Account B (the "Separate Account"), a separate account of Brighthouse Life Insurance Company of NY (the "Company"), was
established by the Company's Board of Directors on December 31, 1992 to support the Company's operations with respect to certain variable annuity contracts
(the "Contracts"). The company is a wholly-owned subsidiary of Brighthouse Life
Insurance Company, which is an indirect wholly-owned subsidiary of Brighthouse
Financial, Inc., a holding company, which following the completion of a separation transaction from MetLife, Inc. on August 4, 2017, owns the legal entities that historically operated a substantial portion of MetLife, Inc.'s former Retail segment, as well as certain portions of MetLife, Inc.'s former
Corporate Benefit Funding segment. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange
Commission, as well as the New York State Department of Financial Services.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each
Sub-Account invests in shares of the corresponding fund, portfolio or series
(with the same name) of the registered investment management companies (the
"Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable               Legg Mason Partners Variable Income Trust
   Insurance Funds) ("Invesco V.I.")                           ("LMPVIT")
American Funds Insurance Series(R) ("American Funds(R)")     Morgan Stanley Variable Insurance Fund, Inc.
BlackRock Variable Series Funds, Inc. ("BlackRock")            ("Morgan Stanley VIF")
Brighthouse Funds Trust I ("BHFTI")*                         PIMCO Variable Insurance Trust ("PIMCO VIT")
Brighthouse Funds Trust II ("BHFTII")*                       Pioneer Variable Contracts Trust ("Pioneer VCT")
Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")  Putnam Variable Trust ("Putnam VT")
Franklin Templeton Variable Insurance Products Trust         Russell Investment Funds ("Russell")
   ("FTVIPT")                                                Trust for Advised Portfolios ("TAP")
Legg Mason Partners Variable Equity Trust ("LMPVET")
* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate
Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

2.  LIST OF SUB-ACCOUNTS

A. Purchase payments, less any applicable charges applied to the Separate
Account, are invested in one or more Sub-Accounts in accordance with the selection made by the contract owner. The following Sub-Accounts had net assets as of December 31, 2019:

American Funds(R) Bond Sub-Account (a)                 BHFTI American Funds(R) Growth Allocation
American Funds(R) Global Growth Sub-Account (a)          Sub-Account
American Funds(R) Global Small Capitalization          BHFTI American Funds(R) Growth Sub-Account
   Sub-Account (a)                                     BHFTI American Funds(R) Moderate Allocation
American Funds(R) Growth Sub-Account                     Sub-Account
American Funds(R) Growth-Income Sub-Account (a)        BHFTI AQR Global Risk Balanced Sub-Account
BHFTI AB Global Dynamic Allocation Sub-Account         BHFTI BlackRock Global Tactical Strategies
BHFTI AB International Bond Sub-Account (b)              Sub-Account
BHFTI American Funds(R) Balanced Allocation            BHFTI BlackRock High Yield Sub-Account (a)
   Sub-Account                                         BHFTI Brighthouse Asset Allocation 100 Sub-Account

                                     78

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF SUB-ACCOUNTS -- (CONTINUED)

BHFTI Brighthouse Balanced Plus Sub-Account             BHFTII BlackRock Capital Appreciation
BHFTI Brighthouse Small Cap Value Sub-Account (a)         Sub-Account (a)
BHFTI Brighthouse/Aberdeen Emerging Markets             BHFTII BlackRock Ultra-Short Term Bond
   Equity Sub-Account (a)                                 Sub-Account (a)
BHFTI Brighthouse/Eaton Vance Floating Rate             BHFTII Brighthouse Asset Allocation 20 Sub-Account
   Sub-Account                                          BHFTII Brighthouse Asset Allocation 40 Sub-Account
BHFTI Brighthouse/Franklin Low Duration Total           BHFTII Brighthouse Asset Allocation 60 Sub-Account
   Return Sub-Account                                   BHFTII Brighthouse Asset Allocation 80 Sub-Account
BHFTI Brighthouse/Templeton International Bond          BHFTII Brighthouse/Artisan Mid Cap Value
   Sub-Account                                            Sub-Account
BHFTI Brighthouse/Wellington Large Cap Research         BHFTII Brighthouse/Dimensional International Small
   Sub-Account (a)                                        Company Sub-Account
BHFTI Clarion Global Real Estate Sub-Account (a)        BHFTII Brighthouse/Wellington Core Equity
BHFTI Harris Oakmark International Sub-Account (a)        Opportunities Sub-Account (a)
BHFTI Invesco Balanced-Risk Allocation                  BHFTII Frontier Mid Cap Growth Sub-Account
   Sub-Account                                          BHFTII Jennison Growth Sub-Account (a)
BHFTI Invesco Comstock Sub-Account                      BHFTII Loomis Sayles Small Cap Core Sub-Account
BHFTI Invesco Global Equity Sub-Account                 BHFTII Loomis Sayles Small Cap Growth
BHFTI Invesco Small Cap Growth Sub-Account (a)            Sub-Account
BHFTI JPMorgan Core Bond Sub-Account                    BHFTII MetLife Aggregate Bond Index Sub-Account
BHFTI JPMorgan Global Active Allocation                 BHFTII MetLife Mid Cap Stock Index Sub-Account
   Sub-Account                                          BHFTII MetLife MSCI EAFE(R) Index Sub-Account
BHFTI JPMorgan Small Cap Value Sub-Account (a)          BHFTII MetLife Russell 2000(R) Index Sub-Account
BHFTI Loomis Sayles Global Allocation Sub-Account       BHFTII MetLife Stock Index Sub-Account (a)
BHFTI Loomis Sayles Growth Sub-Account (a)              BHFTII MFS(R) Total Return Sub-Account (a)
BHFTI MetLife Multi-Index Targeted Risk                 BHFTII MFS(R) Value Sub-Account (a)
   Sub-Account                                          BHFTII Neuberger Berman Genesis Sub-Account (a)
BHFTI MFS(R) Research International Sub-Account (a)     BHFTII T. Rowe Price Large Cap Growth
BHFTI Morgan Stanley Discovery Sub-Account (a)            Sub-Account (a)
BHFTI PanAgora Global Diversified Risk Sub-Account      BHFTII T. Rowe Price Small Cap Growth
BHFTI PIMCO Inflation Protected Bond Sub-Account          Sub-Account (a)
BHFTI PIMCO Total Return Sub-Account (a)                BHFTII VanEck Global Natural Resources
BHFTI Schroders Global Multi-Asset Sub-Account            Sub-Account
BHFTI SSGA Emerging Markets Enhanced Index              BHFTII Western Asset Management Strategic Bond
   Sub-Account (b)                                        Opportunities Sub-Account (a)
BHFTI SSGA Growth and Income ETF Sub-Account            BHFTII Western Asset Management U.S. Government
BHFTI SSGA Growth ETF Sub-Account                         Sub-Account (a)
BHFTI T. Rowe Price Large Cap Value Sub-Account (a)     BlackRock Global Allocation V.I. Sub-Account
BHFTI T. Rowe Price Mid Cap Growth Sub-Account (a)      Fidelity(R) VIP Contrafund Sub-Account (a)
BHFTI Victory Sycamore Mid Cap Value                    Fidelity(R) VIP Equity-Income Sub-Account
   Sub-Account (a)                                      Fidelity(R) VIP Mid Cap Sub-Account
BHFTI Wells Capital Management Mid Cap Value            FTVIPT Franklin Income VIP Sub-Account
   Sub-Account                                          FTVIPT Franklin Mutual Shares VIP Sub-Account
BHFTI Western Asset Management Government               FTVIPT Franklin Small Cap Value VIP Sub-Account
   Income Sub-Account                                   FTVIPT Templeton Foreign VIP Sub-Account (a)
BHFTII Baillie Gifford International Stock Sub-         FTVIPT Templeton Global Bond VIP Sub-Account
   Account                                              Invesco Oppenheimer V.I. Main Street Small Cap
BHFTII BlackRock Bond Income Sub-Account (a)              Sub-Account

                                     79

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2.  LIST OF SUB-ACCOUNTS -- (CONCLUDED)

Invesco V.I. Equity and Income Sub-Account               LMPVET QS Variable Moderate Growth Sub-Account
Invesco V.I. International Growth Sub-Account (a)        LMPVIT Western Asset Variable Global High Yield
LMPVET ClearBridge Variable Aggressive Growth               Bond Sub-Account (a)
   Sub-Account (a)                                       PIMCO VIT High Yield Sub-Account
LMPVET ClearBridge Variable Appreciation                 PIMCO VIT Low Duration Sub-Account
   Sub-Account (a)                                       Pioneer VCT Mid Cap Value Sub-Account
LMPVET ClearBridge Variable Dividend Strategy            Pioneer VCT Real Estate Shares Sub-Account
   Sub-Account (a)                                       Putnam VT Equity Income Sub-Account
LMPVET ClearBridge Variable Large Cap Growth             Putnam VT Sustainable Leaders Sub-Account (a)
   Sub-Account                                           Russell Global Real Estate Securities Sub-Account
LMPVET ClearBridge Variable Large Cap Value              Russell International Developed Markets Sub-Account
   Sub-Account                                           Russell Strategic Bond Sub-Account
LMPVET ClearBridge Variable Small Cap Growth             Russell U.S. Small Cap Equity Sub-Account
   Sub-Account (a)                                       Russell U.S. Strategic Equity Sub-Account
LMPVET QS Variable Conservative Growth                   TAP 1919 Variable Socially Responsive Balanced
   Sub-Account                                              Sub-Account
LMPVET QS Variable Growth Sub-Account
(a) This Sub-Account may invest in two or more share classes within the underlying fund, portfolio or series of the Trusts.
(b) This Sub-Account began operations during the period ended December 31,
    2019.

B. The following Sub-Accounts had no net assets as of December 31, 2019:

BHFTI Brighthouse/Artisan International Sub-Account
BHFTI TCW Core Fixed Income Sub-Account
Morgan Stanley VIF Global Infrastructure Sub-Account

3.  PORTFOLIO CHANGES

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2019:

NAME CHANGES:

Former Name                                            New Name

BHFTI ClearBridge Aggressive Growth Portfolio          BHFTI Loomis Sayles Growth Portfolio
BHFTI Fidelity Institutional Asset Management(R)       BHFTI Western Asset Management Government
   Government Income Portfolio                           Income Portfolio
BHFTI Loomis Sayles Global Markets Portfolio           BHFTI Loomis Sayles Global Allocation Portfolio
BHFTI Morgan Stanley Mid Cap Growth Portfolio          BHFTI Morgan Stanley Discovery Portfolio
BHFTI Oppenheimer Global Equity Portfolio              BHFTI Invesco Global Equity Portfolio
Oppenheimer VA Main Street Small Cap Fund              Invesco Oppenheimer V.I. Main Street Small Cap Fund
TRUST NAME CHANGE:

Former Name                                              New Name

Oppenheimer Variable Account Funds                       AIM Variable Insurance Funds (Invesco Variable
   ("Oppenheimer VA")                                      Insurance Funds) ("Invesco V.I.")

                                     80

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4.  SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP")
applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial
Accounting Standards Board ACCOUNTING STANDARDS CODIFICATION TOPIC 946,
INVESTMENT COMPANIES.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
A Sub-Account's investment in shares of a fund, portfolio or series of the
Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts. The
Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC").
Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is between
3.0 and 4.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the
Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the
Company.

PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus of the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable
Sub-Accounts.

NET TRANSFERS
Assets transferred by the contract owner into or out of Sub-Accounts within the
Separate Account or into or out of the fixed account, which is part of the
Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

                                     81

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges are asset-based charges paid to the company and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Sub-Accounts:

      Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the
      Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

      Administrative -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

      Optional Death Benefit Rider -- For an additional charge, the total death benefit payable may be increased based on the increases in account value in the Contracts.

      Guaranteed Minimum Accumulation Benefit -- For an additional charge, the
      Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

      The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2019:

     ---------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                                0.50% - 1.60%
     ---------------------------------------------------------------------------------------------------------------------------
      Administrative                                                                                            0.15% - 0.25%
     ---------------------------------------------------------------------------------------------------------------------------
      Optional Death Benefit Rider                                                                              0.15% - 0.30%
     ---------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Accumulation Benefit                                                                   1.50%
     ---------------------------------------------------------------------------------------------------------------------------
      The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of effective rates disclosed above excludes any waivers granted to certain Sub-Accounts.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts:

      Guaranteed Minimum Accumulation Benefit -- For an additional charge, the
      Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

      Lifetime Withdrawal Guarantee -- For an additional charge, the Company will guarantee minimum withdrawals for life regardless of market conditions.

      Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee minimum withdrawals regardless of market conditions.

      Guaranteed Minimum Income Benefit/Lifetime Income Solution -- For an
      additional charge, the company will guarantee a minimum payment regardless of market conditions.

      Enhanced Guaranteed Withdrawal Benefit -- For an additional charge, the
      Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

                                     82

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONCLUDED)

      The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2019:

     ------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Accumulation Benefit                                                                 0.75%
     ------------------------------------------------------------------------------------------------------------------------
      Lifetime Withdrawal Guarantee                                                                           0.50% - 1.80%
     ------------------------------------------------------------------------------------------------------------------------
      Guaranteed Withdrawal Benefit                                                                           0.25% - 1.40%
     ------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Income Benefit/Lifetime Income Solution                                              0.50% - 1.50%
     ------------------------------------------------------------------------------------------------------------------------
      Enhanced Guaranteed Withdrawal Benefit                                                                  0.55%
     ------------------------------------------------------------------------------------------------------------------------
      The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract maintenance fee ranging from $30 to $50 is assessed on an annual basis for Contracts with a value of less than $50,000 to $75,000. A transfer fee of $25 may be deducted after twelve transfers are made in a contract year or, if less, 2% of the amount transferred from the contract value. In addition, most Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, and are managed by Brighthouse Investment Advisers, LLC
("Brighthouse Advisers"), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

                                     83

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6.  STATEMENTS OF INVESTMENTS

                                                                                                          FOR THE YEAR ENDED
                                                                     AS OF DECEMBER 31, 2019               DECEMBER 31, 2019
                                                                 ------------------------------     ------------------------------
                                                                                                       COST OF         PROCEEDS
                                                                    SHARES          COST ($)        PURCHASES ($)   FROM SALES ($)
                                                                 -------------    -------------     -------------   --------------

     American Funds(R) Bond Sub-Account........................        823,402        8,825,685         1,157,337        1,520,435
     American Funds(R) Global Growth Sub-Account...............        770,363       18,639,255         2,089,092        3,757,974
     American Funds(R) Global Small Capitalization Sub-Account.        167,844        3,335,950           317,850          937,162
     American Funds(R) Growth Sub-Account......................        609,515       38,469,136         5,379,625        8,071,576
     American Funds(R) Growth-Income Sub-Account...............        567,786       23,995,673         4,187,845        3,640,711
     BHFTI AB Global Dynamic Allocation Sub-Account............     10,628,919      111,034,899         7,885,044       16,986,815
     BHFTI AB International Bond Sub-Account (a)...............         13,017          135,667           136,304              653
     BHFTI American Funds(R) Balanced Allocation Sub-Account...     21,064,042      196,631,719        23,383,178       18,943,680
     BHFTI American Funds(R) Growth Allocation Sub-Account.....     11,437,353      101,805,712        14,194,840       10,687,450
     BHFTI American Funds(R) Growth Sub-Account................      5,952,382       57,253,484        14,544,118        5,863,896
     BHFTI American Funds(R) Moderate Allocation Sub-Account...     10,401,988       98,102,523        11,083,444       11,613,987
     BHFTI AQR Global Risk Balanced Sub-Account................     12,365,672      125,937,089         3,530,204       15,686,266
     BHFTI BlackRock Global Tactical Strategies Sub-Account....     22,819,042      226,396,803           795,412       32,699,110
     BHFTI BlackRock High Yield Sub-Account....................      3,640,788       28,246,955         8,043,778        1,800,056
     BHFTI Brighthouse Asset Allocation 100 Sub-Account........      8,308,042       93,456,333        13,163,332       12,567,226
     BHFTI Brighthouse Balanced Plus Sub-Account...............     39,584,314      414,053,776        11,765,476       44,415,168
     BHFTI Brighthouse Small Cap Value Sub-Account.............      1,916,774       28,235,306         3,361,733        3,581,313
     BHFTI Brighthouse/Aberdeen Emerging Markets Equity
       Sub-Account.............................................      2,731,791       27,133,827         1,369,709        4,542,566
     BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account...        883,110        9,051,463         2,347,504        1,092,504
     BHFTI Brighthouse/Franklin Low Duration Total Return
       Sub-Account.............................................      1,710,894       16,632,068         2,014,526        1,976,228
     BHFTI Brighthouse/Templeton International Bond
       Sub-Account.............................................        284,395        3,101,112           502,563          184,242
     BHFTI Brighthouse/Wellington Large Cap Research
       Sub-Account.............................................        111,292        1,283,950           235,341          279,607
     BHFTI Clarion Global Real Estate Sub-Account..............      1,442,258       16,564,888           753,239        3,993,861
     BHFTI Harris Oakmark International Sub-Account............      3,878,776       54,032,434         6,844,969        5,901,098
     BHFTI Invesco Balanced-Risk Allocation Sub-Account........      3,793,319       38,591,215           540,827        7,225,336
     BHFTI Invesco Comstock Sub-Account........................      2,353,111       29,513,675         5,022,085        4,364,181
     BHFTI Invesco Global Equity Sub-Account...................        172,082        3,273,873           573,915          604,964
     BHFTI Invesco Small Cap Growth Sub-Account................      2,420,469       31,985,895         6,941,837        3,003,419
     BHFTI JPMorgan Core Bond Sub-Account......................      2,773,908       28,708,973         3,920,175        3,814,510
     BHFTI JPMorgan Global Active Allocation Sub-Account.......      5,276,472       58,780,631         2,502,271        7,594,469
     BHFTI JPMorgan Small Cap Value Sub-Account................        248,582        3,654,952           596,243          577,184
     BHFTI Loomis Sayles Global Allocation Sub-Account.........      1,034,292       14,197,475         2,489,637        2,746,478
     BHFTI Loomis Sayles Growth Sub-Account....................      2,681,793       32,469,291         7,414,883        5,768,444
     BHFTI MetLife Multi-Index Targeted Risk Sub-Account.......      3,906,131       46,856,406         5,493,512        5,858,615
     BHFTI MFS(R) Research International Sub-Account...........      2,361,994       26,440,737         3,091,961        3,812,989
     BHFTI Morgan Stanley Discovery Sub-Account................        572,441        8,613,790         2,626,661        3,019,913
     BHFTI PanAgora Global Diversified Risk Sub-Account........        408,508        4,395,267           823,388          574,208
     BHFTI PIMCO Inflation Protected Bond Sub-Account..........      5,310,680       56,438,509         3,207,764        8,041,675
     BHFTI PIMCO Total Return Sub-Account......................     10,651,669      124,517,158         8,593,700       14,648,711
     BHFTI Schroders Global Multi-Asset Sub-Account............      3,493,823       41,271,662         1,059,177        6,726,862
     BHFTI SSGA Emerging Markets Enhanced Index
       Sub-Account (a).........................................         12,610          119,168           127,387            7,919
     BHFTI SSGA Growth and Income ETF Sub-Account..............      7,330,857       81,983,176         8,741,159        8,503,350
     BHFTI SSGA Growth ETF Sub-Account.........................      4,113,285       46,546,470         5,261,724        3,530,267
     BHFTI T. Rowe Price Large Cap Value Sub-Account...........      1,822,418       51,781,684         9,623,061        7,010,569
     BHFTI T. Rowe Price Mid Cap Growth Sub-Account............      5,022,918       47,686,970        10,660,713        5,694,861
     BHFTI Victory Sycamore Mid Cap Value Sub-Account..........        954,086       16,020,803         1,080,514        2,636,250
     BHFTI Wells Capital Management Mid Cap Value
       Sub-Account.............................................      1,564,092       20,137,486           891,443        3,369,273

(a)  For the period April 29, 2019 to December 31, 2019.

                                     84

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6.  STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                                           FOR THE YEAR ENDED
                                                                        AS OF DECEMBER 31, 2019             DECEMBER 31, 2019
                                                                   -------------------------------   -------------------------------
                                                                                                        COST OF          PROCEEDS
                                                                       SHARES          COST ($)      PURCHASES ($)    FROM SALES ($)
                                                                   --------------    -------------   -------------    --------------

     BHFTI Western Asset Management Government Income
       Sub-Account...............................................       3,696,937       39,485,047       2,685,149        5,710,371
     BHFTII Baillie Gifford International Stock Sub-Account......       1,049,468       10,505,513       1,240,433        2,296,587
     BHFTII BlackRock Bond Income Sub-Account....................         104,141       10,975,181       2,868,673        1,057,917
     BHFTII BlackRock Capital Appreciation Sub-Account...........         102,554        3,758,584       1,989,922          334,437
     BHFTII BlackRock Ultra-Short Term Bond Sub-Account..........         469,139       47,307,714      15,960,632       18,309,127
     BHFTII Brighthouse Asset Allocation 20 Sub-Account..........         850,668        9,173,359       3,012,688        2,070,250
     BHFTII Brighthouse Asset Allocation 40 Sub-Account..........      25,526,192      303,138,788      24,200,330       42,574,905
     BHFTII Brighthouse Asset Allocation 60 Sub-Account..........      40,625,645      505,130,223      55,360,490       56,601,171
     BHFTII Brighthouse Asset Allocation 80 Sub-Account..........      28,525,685      386,863,827      44,820,808       47,975,100
     BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account........          59,284       12,603,200       2,005,989        1,435,636
     BHFTII Brighthouse/Dimensional International Small
       Company Sub-Account.......................................         454,944        6,143,192       1,017,636          806,105
     BHFTII Brighthouse/Wellington Core Equity Opportunities
       Sub-Account...............................................       2,242,924       66,947,153      10,437,594       15,118,699
     BHFTII Frontier Mid Cap Growth Sub-Account..................         261,090        7,958,230       1,804,563        1,370,481
     BHFTII Jennison Growth Sub-Account..........................       3,268,292       43,819,525      10,040,999        7,850,506
     BHFTII Loomis Sayles Small Cap Core Sub-Account.............           3,385          809,471         146,246           84,285
     BHFTII Loomis Sayles Small Cap Growth Sub-Account...........          36,700          434,034          99,159          105,912
     BHFTII MetLife Aggregate Bond Index Sub-Account.............       1,770,081       19,045,133       4,620,613        2,802,203
     BHFTII MetLife Mid Cap Stock Index Sub-Account..............         498,216        8,243,789       1,896,577        1,212,238
     BHFTII MetLife MSCI EAFE(R) Index Sub-Account...............         589,057        7,243,611       1,238,306          866,461
     BHFTII MetLife Russell 2000(R) Index Sub-Account............         609,371       10,913,890       2,983,850        1,506,214
     BHFTII MetLife Stock Index Sub-Account......................       1,106,003       44,350,699      12,427,636        8,313,219
     BHFTII MFS(R) Total Return Sub-Account......................          39,947        5,829,684         459,653        1,034,495
     BHFTII MFS(R) Value Sub-Account.............................       1,456,257       21,702,698       3,397,438        3,207,087
     BHFTII Neuberger Berman Genesis Sub-Account.................         633,795       10,524,167       2,360,351        1,533,453
     BHFTII T. Rowe Price Large Cap Growth Sub-Account...........       1,631,233       35,027,536       9,230,556        2,975,337
     BHFTII T. Rowe Price Small Cap Growth Sub-Account...........          18,431          306,238          72,867          122,700
     BHFTII VanEck Global Natural Resources Sub-Account..........         483,842        5,191,877         655,306          450,395
     BHFTII Western Asset Management Strategic Bond
       Opportunities Sub-Account.................................       4,748,110       61,797,282       6,787,117       11,387,174
     BHFTII Western Asset Management U.S. Government
       Sub-Account...............................................       2,015,629       23,883,089       2,672,634        5,379,467
     BlackRock Global Allocation V.I. Sub-Account................          89,728        1,281,391       1,102,955           42,192
     Fidelity(R) VIP Contrafund Sub-Account......................         518,449       15,393,628       2,755,437        3,550,264
     Fidelity(R) VIP Equity-Income Sub-Account...................             576           12,027           2,994           28,809
     Fidelity(R) VIP Mid Cap Sub-Account.........................         412,428       12,545,012       2,095,356        2,768,331
     FTVIPT Franklin Income VIP Sub-Account......................       1,200,087       18,399,174       1,915,883        2,805,486
     FTVIPT Franklin Mutual Shares VIP Sub-Account...............         159,133        2,855,762         384,361          550,000
     FTVIPT Franklin Small Cap Value VIP Sub-Account.............         222,601        3,693,415         722,903          592,743
     FTVIPT Templeton Foreign VIP Sub-Account....................         801,301       11,926,921         878,919          879,323
     FTVIPT Templeton Global Bond VIP Sub-Account................         558,310       10,000,794       1,105,144        1,598,124
     Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account..         147,547        2,891,960         404,679          625,655
     Invesco V.I. Equity and Income Sub-Account..................         963,984       15,144,024       2,716,171        3,070,659
     Invesco V.I. International Growth Sub-Account...............         227,886        6,620,281         769,441        1,878,458
     LMPVET ClearBridge Variable Aggressive Growth
       Sub-Account...............................................         634,854       14,002,856       1,377,844        2,171,308
     LMPVET ClearBridge Variable Appreciation Sub-Account........         525,638       16,605,607       2,909,934        5,063,748
     LMPVET ClearBridge Variable Dividend Strategy
       Sub-Account...............................................         671,360        9,477,152       1,619,380        2,863,679
     LMPVET ClearBridge Variable Large Cap Growth
       Sub-Account...............................................           8,514          170,835          12,251           25,118
     LMPVET ClearBridge Variable Large Cap Value Sub-Account.....          16,564          283,043          27,070          122,448

(a)  For the period April 29, 2019 to December 31, 2019.

                                     85

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6.  STATEMENTS OF INVESTMENTS -- (CONCLUDED)

                                                                                                           FOR THE YEAR ENDED
                                                                      AS OF DECEMBER 31, 2019               DECEMBER 31, 2019
                                                                  ------------------------------     -------------------------------
                                                                                                         COST OF         PROCEEDS
                                                                     SHARES          COST ($)         PURCHASES ($)   FROM SALES ($)
                                                                  -------------    -------------     --------------   --------------

     LMPVET ClearBridge Variable Small Cap Growth
       Sub-Account..............................................        205,006        4,552,409         1,289,758           870,200
     LMPVET QS Variable Conservative Growth Sub-Account.........        115,269        1,517,025           148,355           575,823
     LMPVET QS Variable Growth Sub-Account......................         77,682        1,008,686            70,825           134,480
     LMPVET QS Variable Moderate Growth Sub-Account.............          2,800           34,419             2,000               631
     LMPVIT Western Asset Variable Global High Yield Bond
       Sub-Account..............................................        988,200        7,591,454           933,369         1,577,055
     PIMCO VIT High Yield Sub-Account...........................          8,957           65,060             4,743            41,161
     PIMCO VIT Low Duration Sub-Account.........................          4,190           42,917             1,222             3,041
     Pioneer VCT Mid Cap Value Sub-Account......................        101,428        1,855,837           235,261           456,509
     Pioneer VCT Real Estate Shares Sub-Account.................          1,211           11,299             3,933               267
     Putnam VT Equity Income Sub-Account........................          2,599           48,635            12,044            28,985
     Putnam VT Sustainable Leaders Sub-Account..................          7,450          201,596            45,739             4,954
     Russell Global Real Estate Securities Sub-Account..........            626            8,755               472               127
     Russell International Developed Markets Sub-Account........          1,204           12,533               353               188
     Russell Strategic Bond Sub-Account.........................          2,421           25,661             1,015               350
     Russell U.S. Small Cap Equity Sub-Account..................            357            4,687               104                73
     Russell U.S. Strategic Equity Sub-Account..................          3,842           57,167             3,759               787
     TAP 1919 Variable Socially Responsive Balanced
       Sub-Account..............................................          5,957          165,933           150,173             2,433

(a)  For the period April 29, 2019 to December 31, 2019.

                                     86

This page is intentionally left blank.

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018:

                                                                       AMERICAN FUNDS(R)              AMERICAN FUNDS(R)
                                      AMERICAN FUNDS(R) BOND             GLOBAL GROWTH           GLOBAL SMALL CAPITALIZATION
                                            SUB-ACCOUNT                   SUB-ACCOUNT                    SUB-ACCOUNT
                                   -----------------------------  ----------------------------  -----------------------------
                                        2019           2018           2019            2018           2019           2018
                                   --------------  -------------  -------------  -------------  -------------  --------------

Units beginning of year..........       1,102,843        516,719        666,508        529,487        106,255         109,931
Units issued and transferred
   from other funding options....         741,531        712,700        214,969        215,905          8,220          12,338
Units redeemed and transferred to
   other funding options.........       (145,423)      (126,576)      (124,106)       (78,884)       (20,946)        (16,014)
                                   --------------  -------------  -------------  -------------  -------------  --------------
Units end of year................       1,698,951      1,102,843        757,371        666,508         93,529         106,255
                                   ==============  =============  =============  =============  =============  ==============

                                                                        AMERICAN FUNDS(R)              BHFTI AB GLOBAL
                                     AMERICAN FUNDS(R) GROWTH             GROWTH-INCOME              DYNAMIC ALLOCATION
                                            SUB-ACCOUNT                    SUB-ACCOUNT                   SUB-ACCOUNT
                                   -----------------------------  ----------------------------  ----------------------------
                                        2019           2018           2019            2018           2019           2018
                                   --------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year..........         138,548        167,420        455,519        169,363     10,217,872     11,153,982
Units issued and transferred
   from other funding options....           1,764          1,967        461,856        313,124        162,412        195,395
Units redeemed and transferred to
   other funding options.........        (21,163)       (30,839)       (42,375)       (26,968)    (1,192,281)    (1,131,505)
                                   --------------  -------------  -------------  -------------  -------------  -------------
Units end of year................         119,149        138,548        875,000        455,519      9,188,003     10,217,872
                                   ==============  =============  =============  =============  =============  =============

                                      BHFTI AB
                                    INTERNATIONAL     BHFTI AMERICAN FUNDS(R)        BHFTI AMERICAN FUNDS(R)
                                        BOND            BALANCED ALLOCATION             GROWTH ALLOCATION
                                     SUB-ACCOUNT            SUB-ACCOUNT                    SUB-ACCOUNT
                                   --------------  -----------------------------  -----------------------------
                                      2019 (a)          2019           2018            2019           2018
                                   --------------  --------------  -------------  --------------  -------------

Units beginning of year..........              --      13,364,606     14,654,093       6,617,229      6,972,911
Units issued and transferred
   from other funding options....          13,175         771,414        620,755         361,534        688,711
Units redeemed and transferred to
   other funding options.........            (31)     (1,463,380)    (1,910,242)       (699,366)    (1,044,393)
                                   --------------  --------------  -------------  --------------  -------------
Units end of year................          13,144      12,672,640     13,364,606       6,279,397      6,617,229
                                   ==============  ==============  =============  ==============  =============

                                      BHFTI AMERICAN FUNDS(R)         BHFTI AMERICAN FUNDS(R)                  BHFTI
                                              GROWTH                    MODERATE ALLOCATION          AQR GLOBAL RISK BALANCED
                                            SUB-ACCOUNT                     SUB-ACCOUNT                     SUB-ACCOUNT
                                   -----------------------------  ------------------------------  ------------------------------
                                        2019           2018            2019            2018            2019            2018
                                   -------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........      4,491,476       4,133,517       7,025,392       7,609,534      10,126,962      11,131,799
Units issued and transferred
   from other funding options....      1,346,296       1,187,508         408,141         322,818         104,194         183,793
Units redeemed and transferred to
   other funding options.........      (701,340)       (829,549)       (865,518)       (906,960)     (1,255,978)     (1,188,630)
                                   -------------  --------------  --------------  --------------  --------------  --------------
Units end of year................      5,136,432       4,491,476       6,568,015       7,025,392       8,975,178      10,126,962
                                   =============  ==============  ==============  ==============  ==============  ==============

                                           BHFTI BLACKROCK                                              BHFTI BRIGHTHOUSE
                                     GLOBAL TACTICAL STRATEGIES     BHFTI BLACKROCK HIGH YIELD        ASSET ALLOCATION 100
                                             SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
                                   ------------------------------  -----------------------------  -----------------------------
                                        2019            2018           2019            2018            2019            2018
                                   --------------  --------------  -------------  --------------  --------------  -------------

Units beginning of year..........      19,774,509      21,234,869      1,287,335         676,724       5,260,585      5,619,852
Units issued and transferred
   from other funding options....         180,936         325,287        812,282         778,934         106,545        302,442
Units redeemed and transferred to
   other funding options.........     (2,299,827)     (1,785,647)      (148,859)       (168,323)       (595,007)      (661,709)
                                   --------------  --------------  -------------  --------------  --------------  -------------
Units end of year................      17,655,618      19,774,509      1,950,758       1,287,335       4,772,123      5,260,585
                                   ==============  ==============  =============  ==============  ==============  =============

                                         BHFTI BRIGHTHOUSE               BHFTI BRIGHTHOUSE         BHFTI BRIGHTHOUSE/ABERDEEN
                                           BALANCED PLUS                  SMALL CAP VALUE            EMERGING MARKETS EQUITY
                                            SUB-ACCOUNT                     SUB-ACCOUNT                    SUB-ACCOUNT
                                   -----------------------------  ------------------------------  -----------------------------
                                        2019            2018           2019            2018           2019            2018
                                   --------------  -------------  --------------  --------------  -------------  --------------

Units beginning of year..........      30,748,386     31,901,432         990,586       1,091,383      2,880,148       2,798,040
Units issued and transferred
   from other funding options....         655,712      1,595,504          61,889          67,664        195,379         513,429
Units redeemed and transferred to
   other funding options.........     (2,935,209)    (2,748,550)       (142,449)       (168,461)      (487,151)       (431,321)
                                   --------------  -------------  --------------  --------------  -------------  --------------
Units end of year................      28,468,889     30,748,386         910,026         990,586      2,588,376       2,880,148
                                   ==============  =============  ==============  ==============  =============  ==============

                                      BHFTI BRIGHTHOUSE/EATON      BHFTI BRIGHTHOUSE/FRANKLIN     BHFTI BRIGHTHOUSE/TEMPLETON
                                        VANCE FLOATING RATE         LOW DURATION TOTAL RETURN         INTERNATIONAL BOND
                                            SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
                                   -----------------------------  -----------------------------  -----------------------------
                                        2019           2018            2019           2018           2019            2018
                                   --------------  -------------  -------------  --------------  -------------  --------------

Units beginning of year..........         646,814        522,734      1,653,824       1,710,233        205,255         233,461
Units issued and transferred
   from other funding options....         201,661        307,471        230,673         412,495         32,648          31,812
Units redeemed and transferred to
   other funding options.........       (122,118)      (183,391)      (258,377)       (468,904)       (20,758)        (60,018)
                                   --------------  -------------  -------------  --------------  -------------  --------------
Units end of year................         726,357        646,814      1,626,120       1,653,824        217,145         205,255
                                   ==============  =============  =============  ==============  =============  ==============

                                   BHFTI BRIGHTHOUSE/WELLINGTON           BHFTI CLARION                   BHFTI HARRIS
                                        LARGE CAP RESEARCH             GLOBAL REAL ESTATE             OAKMARK INTERNATIONAL
                                            SUB-ACCOUNT                    SUB-ACCOUNT                     SUB-ACCOUNT
                                   -----------------------------  ------------------------------  -----------------------------
                                       2019            2018            2019            2018            2019           2018
                                   -------------  --------------  --------------  --------------  --------------  -------------

Units beginning of year..........         82,238          90,328       1,046,491       1,155,226       1,871,869      1,854,183
Units issued and transferred
   from other funding options....          2,724           3,459          31,087          78,408         179,768        312,389
Units redeemed and transferred to
   other funding options.........       (13,006)        (11,549)       (206,458)       (187,143)       (291,793)      (294,703)
                                   -------------  --------------  --------------  --------------  --------------  -------------
Units end of year................         71,956          82,238         871,120       1,046,491       1,759,844      1,871,869
                                   =============  ==============  ==============  ==============  ==============  =============

(a) For the period April 29, 2019 to December 31, 2019.
(b) Commenced July 20, 2015 and began transactions in 2018.

                                     88

                                     89

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018:

                                           BHFTI INVESCO
                                     BALANCED-RISK ALLOCATION        BHFTI INVESCO COMSTOCK      BHFTI INVESCO GLOBAL EQUITY
                                            SUB-ACCOUNT                    SUB-ACCOUNT                   SUB-ACCOUNT
                                   -----------------------------  ----------------------------  -----------------------------
                                        2019           2018           2019            2018           2019           2018
                                   --------------  -------------  -------------  -------------  -------------  --------------

Units beginning of year..........      34,047,720     36,504,508      1,664,588      1,935,644        116,549         128,920
Units issued and transferred
   from other funding options....       1,062,401      2,033,307        102,044         90,771          3,896           8,477
Units redeemed and transferred to
   other funding options.........     (6,174,455)    (4,490,095)      (267,027)      (361,827)       (17,473)        (20,848)
                                   --------------  -------------  -------------  -------------  -------------  --------------
Units end of year................      28,935,666     34,047,720      1,499,605      1,664,588        102,972         116,549
                                   ==============  =============  =============  =============  =============  ==============

                                           BHFTI INVESCO                                               BHFTI JPMORGAN
                                         SMALL CAP GROWTH           BHFTI JPMORGAN CORE BOND      GLOBAL ACTIVE ALLOCATION
                                            SUB-ACCOUNT                    SUB-ACCOUNT                   SUB-ACCOUNT
                                   -----------------------------  ----------------------------  -----------------------------
                                        2019           2018           2019            2018           2019           2018
                                   --------------  -------------  -------------  -------------  -------------  --------------

Units beginning of year..........         782,123        829,704      2,542,779      2,769,142     47,476,683      47,106,992
Units issued and transferred
   from other funding options....         103,995        109,346        349,608        383,875      1,657,234       6,192,489
Units redeemed and transferred to
   other funding options.........       (115,030)      (156,927)      (414,947)      (610,238)    (5,848,289)     (5,822,798)
                                   --------------  -------------  -------------  -------------  -------------  --------------
Units end of year................         771,088        782,123      2,477,440      2,542,779     43,285,628      47,476,683
                                   ==============  =============  =============  =============  =============  ==============

                                         BHFTI JPMORGAN                  BHFTI LOOMIS                   BHFTI LOOMIS
                                         SMALL CAP VALUE           SAYLES GLOBAL ALLOCATION             SAYLES GROWTH
                                           SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
                                   ----------------------------  -----------------------------  -----------------------------
                                       2019            2018           2019           2018            2019           2018
                                   -------------  -------------  -------------  --------------  --------------  -------------

Units beginning of year..........        171,486        177,588        840,133         947,855       2,525,710      2,850,050
Units issued and transferred
   from other funding options....         12,226         11,273         44,457          66,704         161,844        131,430
Units redeemed and transferred to
   other funding options.........       (26,320)       (17,375)      (125,064)       (174,426)       (380,423)      (455,770)
                                   -------------  -------------  -------------  --------------  --------------  -------------
Units end of year................        157,392        171,486        759,526         840,133       2,307,131      2,525,710
                                   =============  =============  =============  ==============  ==============  =============

                                           BHFTI METLIFE              BHFTI MFS(R) RESEARCH              BHFTI MORGAN
                                     MULTI-INDEX TARGETED RISK            INTERNATIONAL                STANLEY DISCOVERY
                                            SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
                                   -----------------------------  -----------------------------  ----------------------------
                                        2019           2018            2019           2018           2019            2018
                                   -------------  --------------  --------------  -------------  -------------  -------------

Units beginning of year..........     32,838,193      31,354,071       1,665,206      1,800,246        440,192        541,671
Units issued and transferred
   from other funding options....      3,746,151       5,258,951         122,735        118,879         30,006         21,302
Units redeemed and transferred to
   other funding options.........    (4,264,799)     (3,774,829)       (233,041)      (253,919)      (108,265)      (122,781)
                                   -------------  --------------  --------------  -------------  -------------  -------------
Units end of year................     32,319,545      32,838,193       1,554,900      1,665,206        361,933        440,192
                                   =============  ==============  ==============  =============  =============  =============

                                           BHFTI PANAGORA               BHFTI PIMCO INFLATION
                                       GLOBAL DIVERSIFIED RISK             PROTECTED BOND             BHFTI PIMCO TOTAL RETURN
                                             SUB-ACCOUNT                     SUB-ACCOUNT                     SUB-ACCOUNT
                                   ------------------------------  ------------------------------  ------------------------------
                                        2019            2018            2019            2018            2019            2018
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........       3,544,530       3,731,501       3,976,454       4,410,093       7,156,264       7,730,960
Units issued and transferred
   from other funding options....         616,146         359,291         266,805         355,028         678,977         724,112
Units redeemed and transferred to
   other funding options.........       (484,663)       (546,262)       (672,423)       (788,667)     (1,115,430)     (1,298,808)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................       3,676,013       3,544,530       3,570,836       3,976,454       6,719,811       7,156,264
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                                                  BHFTI SSGA
                                                                   EMERGING
                                                                    MARKETS
                                         BHFTI SCHRODERS           ENHANCED              BHFTI SSGA
                                       GLOBAL MULTI-ASSET            INDEX          GROWTH AND INCOME ETF
                                           SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
                                   ----------------------------  -------------  ----------------------------
                                       2019           2018         2019 (a)          2019          2018
                                   -------------  -------------  -------------  -------------  -------------

Units beginning of year..........     34,002,282     19,146,295             --      5,040,707      5,514,446
Units issued and transferred
   from other funding options....        697,190     18,682,275         13,554        263,050        203,448
Units redeemed and transferred to
   other funding options.........    (4,648,370)    (3,826,288)          (826)      (534,379)      (677,187)
                                   -------------  -------------  -------------  -------------  -------------
Units end of year................     30,051,102     34,002,282         12,728      4,769,378      5,040,707
                                   =============  =============  =============  =============  =============

                                                                     BHFTI T. ROWE PRICE             BHFTI T. ROWE PRICE
                                       BHFTI SSGA GROWTH ETF           LARGE CAP VALUE                 MID CAP GROWTH
                                            SUB-ACCOUNT                  SUB-ACCOUNT                     SUB-ACCOUNT
                                   ----------------------------  ----------------------------  ------------------------------
                                        2019          2018           2019           2018            2019            2018
                                   -------------  -------------  -------------  -------------  --------------  --------------

Units beginning of year..........      2,681,123      2,910,881        601,200        632,236       1,928,897       2,061,165
Units issued and transferred
   from other funding options....        114,348         86,361         43,650         52,718         178,473         170,443
Units redeemed and transferred to
   other funding options.........      (197,827)      (316,119)       (86,414)       (83,754)       (289,181)       (302,711)
                                   -------------  -------------  -------------  -------------  --------------  --------------
Units end of year................      2,597,644      2,681,123        558,436        601,200       1,818,189       1,928,897
                                   =============  =============  =============  =============  ==============  ==============

                                                                                                      BHFTI WESTERN ASSET
                                     BHFTI VICTORY SYCAMORE            BHFTI WELLS CAPITAL                MANAGEMENT
                                          MID CAP VALUE             MANAGEMENT MID CAP VALUE           GOVERNMENT INCOME
                                           SUB-ACCOUNT                     SUB-ACCOUNT                    SUB-ACCOUNT
                                   ----------------------------  ------------------------------  ----------------------------
                                       2019           2018            2019            2018            2019           2018
                                   -------------  -------------  --------------  --------------  -------------  -------------

Units beginning of year..........        433,096        475,301         798,082         916,185      3,791,273      4,149,237
Units issued and transferred
   from other funding options....         18,655         33,270          17,532          37,976        277,447        288,267
Units redeemed and transferred to
   other funding options.........       (66,563)       (75,475)       (124,781)       (156,079)      (594,191)      (646,231)
                                   -------------  -------------  --------------  --------------  -------------  -------------
Units end of year................        385,188        433,096         690,833         798,082      3,474,529      3,791,273
                                   =============  =============  ==============  ==============  =============  =============

(a) For the period April 29, 2019 to December 31, 2019.
(b) Commenced July 20, 2015 and began transactions in 2018.

                                     90

                                     91

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018:

                                       BHFTII BAILLIE GIFFORD            BHFTII BLACKROCK                BHFTII BLACKROCK
                                         INTERNATIONAL STOCK                BOND INCOME                CAPITAL APPRECIATION
                                             SUB-ACCOUNT                    SUB-ACCOUNT                     SUB-ACCOUNT
                                   ------------------------------  ------------------------------  ------------------------------
                                        2019            2018            2019            2018            2019            2018
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........         937,037         961,397         146,429         140,152          91,092          83,572
Units issued and transferred
   from other funding options....          33,030         136,192          45,886          30,193          23,126          15,065
Units redeemed and transferred to
   other funding options.........       (153,185)       (160,552)        (22,172)        (23,916)         (7,181)         (7,545)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................         816,882         937,037         170,143         146,429         107,037          91,092
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                         BHFTII BLACKROCK              BHFTII BRIGHTHOUSE              BHFTII BRIGHTHOUSE
                                       ULTRA-SHORT TERM BOND           ASSET ALLOCATION 20             ASSET ALLOCATION 40
                                            SUB-ACCOUNT                    SUB-ACCOUNT                     SUB-ACCOUNT
                                   -----------------------------  -----------------------------  ------------------------------
                                       2019            2018           2019            2018            2019            2018
                                   -------------  --------------  -------------  --------------  --------------  --------------

Units beginning of year..........      5,290,563       5,219,529        629,209         584,817      19,202,713      22,319,210
Units issued and transferred
   from other funding options....      2,296,370       3,771,900        339,329         248,188         502,191         509,408
Units redeemed and transferred to
   other funding options.........    (2,425,276)     (3,700,866)      (156,703)       (203,796)     (2,586,755)     (3,625,905)
                                   -------------  --------------  -------------  --------------  --------------  --------------
Units end of year................      5,161,657       5,290,563        811,835         629,209      17,118,149      19,202,713
                                   =============  ==============  =============  ==============  ==============  ==============

                                         BHFTII BRIGHTHOUSE             BHFTII BRIGHTHOUSE          BHFTII BRIGHTHOUSE/ARTISAN
                                         ASSET ALLOCATION 60            ASSET ALLOCATION 80                MID CAP VALUE
                                             SUB-ACCOUNT                    SUB-ACCOUNT                     SUB-ACCOUNT
                                   ------------------------------  ------------------------------  ------------------------------
                                        2019            2018            2019            2018            2019            2018
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........      27,892,903      30,132,570      21,038,503      23,551,756         539,932         589,889
Units issued and transferred
   from other funding options....       1,217,684       1,388,054         239,781         546,125          34,931          27,944
Units redeemed and transferred to
   other funding options.........     (3,307,460)     (3,627,721)     (2,455,884)     (3,059,378)        (68,525)        (77,901)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................      25,803,127      27,892,903      18,822,400      21,038,503         506,338         539,932
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                               BHFTII                          BHFTII
                                       BRIGHTHOUSE/DIMENSIONAL         BRIGHTHOUSE/WELLINGTON                 BHFTII
                                     INTERNATIONAL SMALL COMPANY      CORE EQUITY OPPORTUNITIES       FRONTIER MID CAP GROWTH
                                             SUB-ACCOUNT                     SUB-ACCOUNT                    SUB-ACCOUNT
                                   ------------------------------  ------------------------------  ------------------------------
                                        2019            2018            2019            2018            2019            2018
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........         231,385         224,490       2,755,106       3,158,888         313,432         348,922
Units issued and transferred
   from other funding options....          27,735          38,809         220,254         148,750          29,907          19,191
Units redeemed and transferred to
   other funding options.........        (38,750)        (31,914)       (521,539)       (552,532)        (53,670)        (54,681)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................         220,370         231,385       2,453,821       2,755,106         289,669         313,432
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                                                     BHFTII LOOMIS SAYLES          BHFTII LOOMIS SAYLES
                                      BHFTII JENNISON GROWTH            SMALL CAP CORE               SMALL CAP GROWTH
                                            SUB-ACCOUNT                   SUB-ACCOUNT                   SUB-ACCOUNT
                                   ----------------------------  ----------------------------  ----------------------------
                                        2019           2018           2019           2018           2019           2018
                                   -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year..........      1,620,381      1,842,317         11,832         12,979         19,502         22,792
Units issued and transferred
   from other funding options....        153,115        141,843          1,123            234            642          2,209
Units redeemed and transferred to
   other funding options.........      (308,907)      (363,779)        (1,181)        (1,381)        (3,965)        (5,499)
                                   -------------  -------------  -------------  -------------  -------------  -------------
Units end of year................      1,464,589      1,620,381         11,774         11,832         16,179         19,502
                                   =============  =============  =============  =============  =============  =============

                                          BHFTII METLIFE                BHFTII METLIFE                BHFTII METLIFE
                                       AGGREGATE BOND INDEX           MID CAP STOCK INDEX           MSCI EAFE(R) INDEX
                                            SUB-ACCOUNT                   SUB-ACCOUNT                   SUB-ACCOUNT
                                   ----------------------------  ----------------------------  ----------------------------
                                        2019           2018           2019           2018           2019           2018
                                   -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year..........      1,062,730      1,145,468        247,006        254,725        499,779        481,469
Units issued and transferred
   from other funding options....        306,583        162,503         38,380         29,431         83,686         98,938
Units redeemed and transferred to
   other funding options.........      (223,970)      (245,241)       (42,569)       (37,150)       (68,979)       (80,628)
                                   -------------  -------------  -------------  -------------  -------------  -------------
Units end of year................      1,145,343      1,062,730        242,817        247,006        514,486        499,779
                                   =============  =============  =============  =============  =============  =============

                                           BHFTII METLIFE
                                        RUSSELL 2000(R) INDEX       BHFTII METLIFE STOCK INDEX    BHFTII MFS(R) TOTAL RETURN
                                             SUB-ACCOUNT                    SUB-ACCOUNT                   SUB-ACCOUNT
                                   ------------------------------  -----------------------------  ----------------------------
                                        2019            2018            2019           2018           2019           2018
                                   --------------  --------------  --------------  -------------  -------------  -------------

Units beginning of year..........         324,847         356,943       1,931,296      2,080,854        107,850        117,788
Units issued and transferred
   from other funding options....          72,027          58,027         331,187        254,711          1,314          5,210
Units redeemed and transferred to
   other funding options.........        (57,718)        (90,123)       (356,922)      (404,269)       (20,299)       (15,148)
                                   --------------  --------------  --------------  -------------  -------------  -------------
Units end of year................         339,156         324,847       1,905,561      1,931,296         88,865        107,850
                                   ==============  ==============  ==============  =============  =============  =============

                                                                              BHFTII                      BHFTII T. ROWE
                                        BHFTII MFS(R) VALUE          NEUBERGER BERMAN GENESIS         PRICE LARGE CAP GROWTH
                                            SUB-ACCOUNT                     SUB-ACCOUNT                     SUB-ACCOUNT
                                   -----------------------------  ------------------------------  ------------------------------
                                        2019           2018            2019            2018            2019            2018
                                   -------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........        729,098         825,295         383,584         413,277       1,050,180       1,082,981
Units issued and transferred
   from other funding options....         68,963          79,684          29,223          36,086         177,553         241,994
Units redeemed and transferred to
   other funding options.........      (113,491)       (175,881)        (50,192)        (65,779)       (155,233)       (274,795)
                                   -------------  --------------  --------------  --------------  --------------  --------------
Units end of year................        684,570         729,098         362,615         383,584       1,072,500       1,050,180
                                   =============  ==============  ==============  ==============  ==============  ==============

(a) For the period April 29, 2019 to December 31, 2019.
(b) Commenced July 20, 2015 and began transactions in 2018.

                                     92

                                     93

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018:

                                                                                                             BHFTII
                                          BHFTII T. ROWE                  BHFTII VANECK             WESTERN ASSET MANAGEMENT
                                      PRICE SMALL CAP GROWTH        GLOBAL NATURAL RESOURCES      STRATEGIC BOND OPPORTUNITIES
                                            SUB-ACCOUNT                    SUB-ACCOUNT                     SUB-ACCOUNT
                                   -----------------------------  -----------------------------  ------------------------------
                                        2019            2018           2019           2018            2019            2018
                                   --------------  -------------  --------------  -------------  --------------  --------------

Units beginning of year..........          11,317         12,927         402,320        401,610       2,028,696       2,173,596
Units issued and transferred
   from other funding options....             684            275          95,212         73,450         182,011         257,885
Units redeemed and transferred to
   other funding options.........         (3,074)        (1,885)        (65,894)       (72,740)       (371,138)       (402,785)
                                   --------------  -------------  --------------  -------------  --------------  --------------
Units end of year................           8,927         11,317         431,638        402,320       1,839,569       2,028,696
                                   ==============  =============  ==============  =============  ==============  ==============

                                              BHFTII
                                     WESTERN ASSET MANAGEMENT                BLACKROCK
                                          U.S. GOVERNMENT             GLOBAL ALLOCATION V.I.       FIDELITY(R) VIP CONTRAFUND
                                            SUB-ACCOUNT                     SUB-ACCOUNT                    SUB-ACCOUNT
                                   -----------------------------  ------------------------------  -----------------------------
                                        2019           2018            2019          2018 (b)          2019           2018
                                   --------------  -------------  --------------  --------------  -------------  --------------

Units beginning of year..........       1,481,884      1,468,504           9,262              --        812,628         462,227
Units issued and transferred
   from other funding options....         182,991        311,643          45,174          13,649        364,659         425,321
Units redeemed and transferred to
   other funding options.........       (352,201)      (298,263)         (2,062)         (4,387)      (175,516)        (74,920)
                                   --------------  -------------  --------------  --------------  -------------  --------------
Units end of year................       1,312,674      1,481,884          52,374           9,262      1,001,771         812,628
                                   ==============  =============  ==============  ==============  =============  ==============

                                   FIDELITY(R) VIP EQUITY-INCOME      FIDELITY(R) VIP MID CAP      FTVIPT FRANKLIN INCOME VIP
                                            SUB-ACCOUNT                     SUB-ACCOUNT                    SUB-ACCOUNT
                                   ------------------------------  -----------------------------  -----------------------------
                                        2019           2018             2019           2018           2019            2018
                                   -------------  --------------   --------------  -------------  -------------  --------------

Units beginning of year..........          1,307           2,297          197,251        226,637        294,051         323,062
Units issued and transferred
   from other funding options....              2              --           17,448          9,560         15,789          14,113
Units redeemed and transferred to
   other funding options.........        (1,186)           (990)         (46,344)       (38,946)       (43,794)        (43,124)
                                   -------------  --------------   --------------  -------------  -------------  --------------
Units end of year................            123           1,307          168,355        197,251        266,046         294,051
                                   =============  ==============   ==============  =============  =============  ==============

                                              FTVIPT                          FTVIPT                         FTVIPT
                                    FRANKLIN MUTUAL SHARES VIP     FRANKLIN SMALL CAP VALUE VIP       TEMPLETON FOREIGN VIP
                                            SUB-ACCOUNT                     SUB-ACCOUNT                    SUB-ACCOUNT
                                   -----------------------------  ------------------------------  -----------------------------
                                        2019            2018           2019            2018            2019           2018
                                   --------------  -------------  --------------  --------------  --------------  -------------

Units beginning of year..........          93,265        113,949         196,488         232,182         465,043        467,004
Units issued and transferred
   from other funding options....           2,800          5,892          13,616          11,532          41,440         34,886
Units redeemed and transferred to
   other funding options.........        (15,989)       (26,576)        (38,425)        (47,226)        (54,155)       (36,847)
                                   --------------  -------------  --------------  --------------  --------------  -------------
Units end of year................          80,076         93,265         171,679         196,488         452,328        465,043
                                   ==============  =============  ==============  ==============  ==============  =============

                                              FTVIPT                INVESCO OPPENHEIMER V.I.
                                     TEMPLETON GLOBAL BOND VIP        MAIN STREET SMALL CAP       INVESCO V.I. EQUITY AND INCOME
                                            SUB-ACCOUNT                    SUB-ACCOUNT                      SUB-ACCOUNT
                                   -----------------------------  -----------------------------  --------------------------------
                                       2019            2018            2019           2018             2019            2018
                                   -------------  --------------  -------------  --------------   --------------  --------------

Units beginning of year..........        518,656         566,437        100,955         124,024          667,340         705,753
Units issued and transferred
   from other funding options....         44,348          53,001          6,398           6,302           71,502          73,945
Units redeemed and transferred to
   other funding options.........       (97,480)       (100,782)       (19,998)        (29,371)        (134,823)       (112,358)
                                   -------------  --------------  -------------  --------------   --------------  --------------
Units end of year................        465,524         518,656         87,355         100,955          604,019         667,340
                                   =============  ==============  =============  ==============   ==============  ==============

                                           INVESCO V.I.                  LMPVET CLEARBRIDGE              LMPVET CLEARBRIDGE
                                       INTERNATIONAL GROWTH          VARIABLE AGGRESSIVE GROWTH         VARIABLE APPRECIATION
                                            SUB-ACCOUNT                      SUB-ACCOUNT                     SUB-ACCOUNT
                                   ------------------------------  ------------------------------  ------------------------------
                                        2019            2018            2019            2018            2019            2018
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........         280,671         306,466       1,881,024         737,419       1,932,776         439,951
Units issued and transferred
   from other funding options....          10,327          23,823         711,992       1,267,910         826,169       1,603,390
Units redeemed and transferred to
   other funding options.........        (57,562)        (49,618)       (179,321)       (124,305)       (205,989)       (110,565)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................         233,436         280,671       2,413,695       1,881,024       2,552,956       1,932,776
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                         LMPVET CLEARBRIDGE            LMPVET CLEARBRIDGE              LMPVET CLEARBRIDGE
                                     VARIABLE DIVIDEND STRATEGY     VARIABLE LARGE CAP GROWTH       VARIABLE LARGE CAP VALUE
                                             SUB-ACCOUNT                   SUB-ACCOUNT                     SUB-ACCOUNT
                                     ----------------------------  ----------------------------  -----------------------------
                                         2019           2018           2019           2018            2019            2018
                                     -------------  -------------  -------------  -------------  --------------  -------------

Units beginning of year............        521,884        572,108          6,572          8,673          14,915         15,712
Units issued and transferred
   from other funding options......         20,873         44,811              5             28              34            272
Units redeemed and transferred to
   other funding options...........       (99,882)       (95,035)          (537)        (2,129)         (4,037)        (1,069)
                                     -------------  -------------  -------------  -------------  --------------  -------------
Units end of year..................        442,875        521,884          6,040          6,572          10,912         14,915
                                     =============  =============  =============  =============  ==============  =============

                                           LMPVET CLEARBRIDGE                  LMPVET QS                     LMPVET QS
                                        VARIABLE SMALL CAP GROWTH    VARIABLE CONSERVATIVE GROWTH         VARIABLE GROWTH
                                               SUB-ACCOUNT                    SUB-ACCOUNT                   SUB-ACCOUNT
                                     ------------------------------  -----------------------------  ----------------------------
                                          2019            2018            2019           2018           2019           2018
                                     --------------  --------------  -------------  -------------   -------------  -------------

Units beginning of year............         630,981         174,563         78,225         89,801          45,503         58,448
Units issued and transferred
   from other funding options......         506,572         503,649          3,244          1,574             458            584
Units redeemed and transferred to
   other funding options...........        (73,544)        (47,231)       (20,349)       (13,150)         (4,986)       (13,529)
                                     --------------  --------------  -------------  -------------   -------------  -------------
Units end of year..................       1,064,009         630,981         61,120         78,225          40,975         45,503
                                     ==============  ==============  =============  =============   =============  =============

(a) For the period April 29, 2019 to December 31, 2019.
(b) Commenced July 20, 2015 and began transactions in 2018.

                                     94

                                     95

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  SCHEDULES OF UNITS -- (CONCLUDED)
    FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018:

                                            LMPVET QS                 LMPVIT WESTERN ASSET
                                    VARIABLE MODERATE GROWTH     VARIABLE GLOBAL HIGH YIELD BOND       PIMCO VIT HIGH YIELD
                                           SUB-ACCOUNT                     SUB-ACCOUNT                      SUB-ACCOUNT
                                   ----------------------------  --------------------------------  -----------------------------
                                       2019           2018            2019            2018              2019           2018
                                   -------------  -------------   -------------  -------------     -------------  --------------

Units beginning of year..........          1,527          2,476         755,929        343,313             4,444           5,354
Units issued and transferred
   from other funding options....             --             --         401,778        495,285                27             235
Units redeemed and transferred to
   other funding options.........            (2)          (949)        (80,886)       (82,669)           (1,659)         (1,145)
                                   -------------  -------------   -------------  -------------     -------------  --------------
Units end of year................          1,525          1,527       1,076,821        755,929             2,812           4,444
                                   =============  =============   =============  =============     =============  ==============

                                     PIMCO VIT LOW DURATION        PIONEER VCT MID CAP VALUE     PIONEER VCT REAL ESTATE SHARES
                                           SUB-ACCOUNT                    SUB-ACCOUNT                      SUB-ACCOUNT
                                   ----------------------------  -----------------------------  --------------------------------
                                       2019            2018           2019           2018             2019            2018
                                   -------------  -------------  -------------  --------------   --------------  --------------

Units beginning of year..........          2,982          3,972         39,747          44,335              393             394
Units issued and transferred
   from other funding options....             --             44          2,360           3,540               --              --
Units redeemed and transferred to
   other funding options.........          (158)        (1,034)        (8,672)         (8,128)              (2)             (1)
                                   -------------  -------------  -------------  --------------   --------------  --------------
Units end of year................          2,824          2,982         33,435          39,747              391             393
                                   =============  =============  =============  ==============   ==============  ==============

                                                                                                              RUSSELL
                                     PUTNAM VT EQUITY INCOME      PUTNAM VT SUSTAINABLE LEADERS    GLOBAL REAL ESTATE SECURITIES
                                           SUB-ACCOUNT                     SUB-ACCOUNT                      SUB-ACCOUNT
                                 ------------------------------  --------------------------------  ------------------------------
                                      2019            2018             2019            2018             2019            2018
                                 --------------  --------------   --------------  --------------   --------------  --------------

Units beginning of year........           2,446           2,588           15,235          17,982              215             215
Units issued and transferred
   from other funding options..              84               9              477             533               --              --
Units redeemed and transferred
   to other funding options....           (770)           (151)             (72)         (3,280)               --              --
                                 --------------  --------------   --------------  --------------   --------------  --------------
Units end of year..............           1,760           2,446           15,640          15,235              215             215
                                 ==============  ==============   ==============  ==============   ==============  ==============

                                     RUSSELL INTERNATIONAL
                                       DEVELOPED MARKETS             RUSSELL STRATEGIC BOND      RUSSELL U.S. SMALL CAP EQUITY
                                          SUB-ACCOUNT                      SUB-ACCOUNT                    SUB-ACCOUNT
                                 ------------------------------  ------------------------------  ------------------------------
                                      2019            2018            2019            2018            2019            2018
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........             959             959           1,250           1,250             206             206
Units issued and transferred
   from other funding options..              --              --              --              --              --              --
Units redeemed and transferred
   to other funding options....              --              --              --              --              --              --
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............             959             959           1,250           1,250             206             206
                                 ==============  ==============  ==============  ==============  ==============  ==============

                                                                                 TAP 1919 VARIABLE
                                          RUSSELL U.S. STRATEGIC EQUITY    SOCIALLY RESPONSIVE BALANCED
                                                   SUB-ACCOUNT                      SUB-ACCOUNT
                                         -------------------------------  -------------------------------
                                               2019            2018            2019            2018
                                         ---------------  --------------  --------------  ---------------

Units beginning of year................            2,931           2,931             322              322
Units issued and transferred
   from other funding options..........               --              --           2,934               --
Units redeemed and transferred to
   other funding options...............               --              --             (1)               --
                                         ---------------  --------------  --------------  ---------------
Units end of year......................            2,931           2,931           3,255              322
                                         ===============  ==============  ==============  ===============

(a) For the period April 29, 2019 to December 31, 2019.
(b) Commenced July 20, 2015 and began transactions in 2018.

                                     96

                                     97

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Sub-Accounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the
Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund, portfolio or series, for the respective stated periods in the five years ended December 31, 2019:

                                                   AS OF DECEMBER 31
                                      -------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO          NET
                                          UNITS       HIGHEST ($)     ASSETS ($)
                                      ------------  ---------------  ------------

  American Funds(R) Bond        2019     1,698,951     1.06 - 21.58     9,071,314
     Sub-Account                2018     1,102,843     0.99 - 19.92     8,850,710
                                2017       516,719     1.02 - 20.26     9,619,168
                                2016       510,982    17.19 - 19.73     9,328,684
                                2015       565,472    16.97 - 19.35    10,165,126

  American Funds(R) Global      2019       757,371     1.43 - 72.30    24,833,450
     Growth Sub-Account         2018       666,508     1.08 - 53.85    21,025,810
                                2017       529,487     1.21 - 59.65    26,149,102
                                2016       568,974    36.46 - 45.71    22,371,779
                                2015       612,272    36.93 - 45.77    24,248,646

  American Funds(R) Global      2019        93,529     1.31 - 59.90     4,367,370
     Small Capitalization       2018       106,255     1.01 - 45.89     4,080,500
     Sub-Account                2017       109,931    43.30 - 51.69     5,191,799
                                2016       121,273    34.96 - 41.36     4,602,725
                                2015       123,980    34.81 - 40.82     4,660,568

  American Funds(R) Growth      2019       119,149  360.73 - 545.20    49,108,591
     Sub-Account                2018       138,548  281.13 - 420.04    44,466,876
                                2017       167,420  287.27 - 424.27    54,936,688
                                2016       193,398  228.20 - 333.19    50,326,729
                                2015       216,165  212.42 - 306.61    52,129,155

  American Funds(R)             2019       875,000    1.34 - 316.72    28,423,083
     Growth-Income Sub-Account  2018       455,519    1.08 - 253.49    24,805,980
                                2017       169,363    1.12 - 260.58    29,538,837
                                2016       155,816  157.24 - 214.95    27,167,990
                                2015       171,529  143.70 - 194.58    27,208,029

  BHFTI AB Global Dynamic       2019     9,188,003    14.17 - 15.73   135,837,547
     Allocation Sub-Account     2018    10,217,872    12.19 - 13.42   129,847,013
                                2017    11,153,982    13.37 - 14.54   154,611,285
                                2016    12,052,765    12.01 - 12.89   149,179,976
                                2015    12,613,899    11.82 - 12.54   152,872,305

  BHFTI AB International Bond   2019        13,144    10.38 - 10.39       136,536
     Sub-Account (Commenced
     4/29/2019)

  BHFTI American Funds(R)       2019    12,672,640    16.34 - 18.47   216,959,616
     Balanced Allocation        2018    13,364,606    13.94 - 15.59   194,218,216
     Sub-Account                2017    14,654,093    14.85 - 16.44   226,000,539
                                2016    15,611,686    12.96 - 14.20   209,263,299
                                2015    16,602,026    12.26 - 13.19   209,463,986

                                                FOR THE YEAR ENDED DECEMBER 31
                                      --------------------------------------------------
                                      INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                         INCOME          LOWEST TO          LOWEST TO
                                        RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                      -------------  ----------------  -----------------

  American Funds(R) Bond        2019      2.53         0.95 - 1.65           7.40 - 8.32
     Sub-Account                2018      2.38         0.95 - 1.65       (2.42) - (1.66)
                                2017      1.93         0.95 - 1.65           1.90 - 2.69
                                2016      1.64         0.95 - 1.65           1.26 - 1.97
                                2015      1.65         0.95 - 1.65       (1.37) - (0.67)

  American Funds(R) Global      2019      1.09         0.75 - 1.90         32.73 - 34.27
     Growth Sub-Account         2018      0.64         0.75 - 1.90      (10.77) - (9.73)
                                2017      0.65         0.75 - 1.90         21.63 - 30.49
                                2016      0.91         0.75 - 1.90       (1.27) - (0.13)
                                2015      0.98         0.75 - 1.90           4.92 - 6.14

  American Funds(R) Global      2019      0.15         0.75 - 1.65         29.23 - 30.54
     Small Capitalization       2018      0.08         0.75 - 1.65     (12.19) - (11.22)
     Sub-Account                2017      0.43         0.75 - 1.65         23.84 - 24.96
                                2016      0.25         0.75 - 1.65           0.43 - 1.34
                                2015        --         0.75 - 1.65       (1.38) - (0.48)

  American Funds(R) Growth      2019      0.73         0.75 - 1.90         28.31 - 29.80
     Sub-Account                2018      0.41         0.75 - 1.90       (2.14) - (1.00)
                                2017      0.49         0.75 - 1.90         25.89 - 27.34
                                2016      0.76         0.75 - 1.90           7.43 - 8.67
                                2015      0.58         0.75 - 1.90           4.85 - 6.06

  American Funds(R)             2019      1.64         0.95 - 1.90         23.76 - 24.94
     Growth-Income Sub-Account  2018      1.34         0.95 - 1.90       (3.65) - (2.72)
                                2017      1.38         0.95 - 1.90         12.90 - 21.23
                                2016      1.46         0.95 - 1.90          9.42 - 10.47
                                2015      1.28         0.95 - 1.90         (0.45) - 0.50

  BHFTI AB Global Dynamic       2019      3.44         0.75 - 1.95         15.79 - 17.19
     Allocation Sub-Account     2018      1.66         0.75 - 2.00       (8.82) - (7.67)
                                2017      1.47         0.75 - 2.00          9.09 - 12.77
                                2016      1.59         0.75 - 2.00           1.54 - 2.82
                                2015      3.26         0.75 - 2.00       (1.41) - (0.17)

  BHFTI AB International Bond   2019        --         1.30 - 1.55           3.79 - 3.97
     Sub-Account (Commenced
     4/29/2019)

  BHFTI American Funds(R)       2019      1.80         0.90 - 1.95         17.22 - 18.46
     Balanced Allocation        2018      1.46         0.90 - 1.95       (6.17) - (5.17)
     Sub-Account                2017      1.49         0.90 - 1.95         10.36 - 15.81
                                2016      1.61         0.90 - 1.95           5.73 - 6.84
                                2015      1.39         1.00 - 1.95       (2.62) - (1.69)

                                     98

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31
                                        --------------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO          NET
                                            UNITS        HIGHEST ($)     ASSETS ($)
                                        ------------  ----------------  ------------

  BHFTI American Funds(R) Growth  2019     6,279,397     17.51 - 19.23   114,487,890
     Allocation Sub-Account       2018     6,617,229     14.44 - 15.73    99,054,005
                                  2017     6,972,911     15.63 - 16.89   112,574,239
                                  2016     7,212,209     13.13 - 14.08    97,519,287
                                  2015     7,658,016     12.29 - 13.07    96,555,654

  BHFTI American Funds(R)         2019     5,136,432      1.46 - 25.32    62,976,175
     Growth Sub-Account           2018     4,491,476      1.14 - 19.34    48,010,018
                                  2017     4,133,517      1.16 - 19.69    53,468,640
                                  2016     4,340,981      1.55 - 15.60    46,939,814
                                  2015     4,464,645      1.44 - 14.48    46,911,838

  BHFTI American Funds(R)         2019     6,568,015     15.09 - 17.06   103,603,783
     Moderate Allocation          2018     7,025,392     13.24 - 14.82    96,769,646
     Sub-Account                  2017     7,609,534     13.98 - 15.48   110,213,872
                                  2016     8,497,805     12.62 - 13.83   110,700,622
                                  2015     8,864,010     12.03 - 12.94   109,590,218

  BHFTI AQR Global Risk           2019     8,975,178     11.61 - 13.54   114,258,756
     Balanced Sub-Account         2018    10,126,962      9.81 - 11.38   109,094,362
                                  2017    11,131,799     10.61 - 12.24   129,921,112
                                  2016    12,028,480      9.79 - 11.23   129,696,803
                                  2015    13,270,365      9.10 - 10.38   133,212,455

  BHFTI BlackRock Global          2019    17,655,618     13.76 - 15.27   253,291,322
     Tactical Strategies          2018    19,774,509     11.59 - 12.76   238,743,384
     Sub-Account                  2017    21,234,869     12.74 - 13.85   280,307,728
                                  2016    22,869,283     11.47 - 12.31   270,299,765
                                  2015    24,563,596     11.20 - 11.88   281,948,937

  BHFTI BlackRock High Yield      2019     1,950,758      1.12 - 37.73    28,165,526
     Sub-Account                  2018     1,287,335      0.99 - 33.10    20,122,403
                                  2017       676,724     26.58 - 34.33    19,418,263
                                  2016       722,071     25.15 - 32.10    19,527,426
                                  2015       772,951     22.50 - 28.38    18,646,696

  BHFTI Brighthouse Asset         2019     4,772,123     21.20 - 25.44   105,927,507
     Allocation 100 Sub-Account   2018     5,260,585     16.96 - 20.10    93,121,684
                                  2017     5,619,852     19.23 - 22.52   112,305,687
                                  2016     6,274,951     15.95 - 18.46   103,693,356
                                  2015     6,569,734     14.93 - 17.07   101,280,110

  BHFTI Brighthouse Balanced      2019    28,468,889     15.97 - 17.72   475,407,587
     Plus Sub-Account             2018    30,748,386     13.13 - 14.45   421,451,230
                                  2017    31,901,432     14.46 - 15.72   478,881,949
                                  2016    32,202,037     12.46 - 13.38   414,260,098
                                  2015    32,062,067     11.73 - 12.44   386,091,562

  BHFTI Brighthouse Small Cap     2019       910,026     31.09 - 44.91    29,864,040
     Value Sub-Account            2018       990,586     24.62 - 35.28    25,659,573
                                  2017     1,091,383     29.62 - 42.09    33,921,498
                                  2016     1,246,908     27.04 - 38.11    35,260,895
                                  2015     1,419,455     20.86 - 29.38    31,073,203

                                                   FOR THE YEAR ENDED DECEMBER 31
                                        ---------------------------------------------------
                                         INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                            INCOME          LOWEST TO          LOWEST TO
                                           RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                         -------------  ----------------  -----------------

  BHFTI American Funds(R) Growth  2019       1.67         1.15 - 1.95          7.84 - 22.22
     Allocation Sub-Account       2018       1.22         1.15 - 1.95       (7.60) - (6.85)
                                  2017       1.24         1.15 - 1.95         19.01 - 19.96
                                  2016       1.30         1.15 - 1.95           6.85 - 7.71
                                  2015       1.31         1.15 - 1.95       (2.67) - (1.89)

  BHFTI American Funds(R)         2019       0.43         0.95 - 1.95         27.82 - 29.11
     Growth Sub-Account           2018       0.39         0.95 - 1.95       (2.43) - (1.44)
                                  2017       0.40         0.95 - 1.95         16.76 - 26.70
                                  2016       0.30         0.95 - 1.95           6.99 - 8.07
                                  2015       0.87         0.95 - 2.00           4.38 - 5.48

  BHFTI American Funds(R)         2019       1.97         0.90 - 1.95         13.91 - 15.12
     Moderate Allocation          2018       1.73         0.90 - 1.95       (5.29) - (4.29)
     Sub-Account                  2017       1.77         0.90 - 1.95          7.74 - 11.96
                                  2016       1.90         0.90 - 1.95           4.95 - 6.05
                                  2015       1.48         1.00 - 1.95       (2.64) - (1.71)

  BHFTI AQR Global Risk           2019       2.94         0.75 - 1.95         17.60 - 19.02
     Balanced Sub-Account         2018       0.38         0.75 - 2.00       (8.21) - (7.05)
                                  2017       1.70         0.75 - 2.00           6.41 - 8.98
                                  2016         --         0.75 - 2.00           6.80 - 8.15
                                  2015       5.49         0.75 - 2.00     (11.36) - (10.25)

  BHFTI BlackRock Global          2019       0.20         0.75 - 1.95         18.30 - 19.72
     Tactical Strategies          2018       1.42         0.75 - 2.00       (9.03) - (7.88)
     Sub-Account                  2017       0.67         0.75 - 2.00          9.18 - 12.46
                                  2016       1.45         0.75 - 2.00           2.36 - 3.65
                                  2015       1.56         0.75 - 2.00       (2.09) - (0.85)

  BHFTI BlackRock High Yield      2019       5.79         0.75 - 1.95         12.64 - 13.99
     Sub-Account                  2018       4.80         0.75 - 1.95       (4.76) - (3.60)
                                  2017       5.34         0.75 - 1.95           5.68 - 6.96
                                  2016       6.56         0.75 - 1.95         11.78 - 13.13
                                  2015       7.82         0.75 - 1.95       (5.90) - (4.76)

  BHFTI Brighthouse Asset         2019       1.51         0.75 - 1.95         25.02 - 26.53
     Allocation 100 Sub-Account   2018       1.02         0.75 - 1.95     (11.81) - (10.74)
                                  2017       1.24         0.75 - 1.95         14.26 - 22.02
                                  2016       2.25         0.75 - 1.95           6.87 - 8.16
                                  2015       1.29         0.75 - 1.95       (3.90) - (2.74)

  BHFTI Brighthouse Balanced      2019       2.02         0.75 - 1.95         21.18 - 22.64
     Plus Sub-Account             2018       1.67         0.75 - 2.00       (9.21) - (8.06)
                                  2017       1.55         0.75 - 2.00         11.64 - 17.45
                                  2016       2.85         0.75 - 2.00           6.22 - 7.56
                                  2015       2.10         0.75 - 2.00       (5.99) - (4.80)

  BHFTI Brighthouse Small Cap     2019       0.89         1.30 - 1.95         26.29 - 27.27
     Value Sub-Account            2018       1.03         1.30 - 1.95     (16.88) - (16.16)
                                  2017       0.91         1.30 - 1.95          9.55 - 10.43
                                  2016       1.05         1.30 - 1.95         28.72 - 29.73
                                  2015       0.09         1.30 - 2.00       (7.28) - (6.52)

                                     99

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31
                                         -------------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO          NET
                                             UNITS       HIGHEST ($)     ASSETS ($)
                                         ------------  ---------------  ------------

  BHFTI Brighthouse/Aberdeen       2019     2,588,376    11.28 - 23.08    30,651,301
     Emerging Markets Equity       2018     2,880,148     9.53 - 19.35    28,704,578
     Sub-Account                   2017     2,798,040    11.32 - 22.80    33,061,976
                                   2016     3,035,429     8.99 - 17.98    28,401,374
                                   2015     3,357,805     8.18 - 16.30    28,620,864

  BHFTI Brighthouse/Eaton          2019       726,357    11.80 - 12.57     8,963,538
     Vance Floating Rate           2018       646,814    11.24 - 11.90     7,538,932
     Sub-Account                   2017       522,734    11.43 - 12.02     6,134,762
                                   2016       572,091    11.24 - 11.74     6,579,290
                                   2015       646,450    10.49 - 10.89     6,913,321

  BHFTI Brighthouse/Franklin       2019     1,626,120     9.70 - 10.76    16,321,879
     Low Duration Total Return     2018     1,653,824     9.45 - 10.36    16,098,194
     Sub-Account                   2017     1,710,233     9.59 - 10.40    16,812,375
                                   2016     1,865,856     9.65 - 10.34    18,374,563
                                   2015     1,944,003     9.55 - 10.10    18,863,103

  BHFTI Brighthouse/Templeton      2019       217,145    11.74 - 13.28     2,653,379
     International Bond            2018       205,255    11.83 - 13.22     2,518,417
     Sub-Account                   2017       233,461    11.94 - 13.19     2,879,481
                                   2016       250,541    12.15 - 13.27     3,137,808
                                   2015       239,083    12.27 - 13.25     3,012,995

  BHFTI                            2019        71,956    22.54 - 27.96     1,672,902
     Brighthouse/Wellington Large  2018        82,238    17.43 - 21.39     1,485,745
     Cap Research Sub-Account      2017        90,328    18.96 - 23.03     1,770,431
                                   2016        96,070    15.84 - 19.04     1,568,356
                                   2015       105,203    14.91 - 17.73     1,619,820

  BHFTI Clarion Global Real        2019       871,120    20.21 - 40.15    18,605,549
     Estate Sub-Account            2018     1,046,491    16.51 - 32.55    18,205,217
                                   2017     1,155,226    18.43 - 36.02    22,377,577
                                   2016     1,243,407    16.97 - 32.91    22,088,790
                                   2015     1,380,633    17.15 - 33.00    24,715,483

  BHFTI Harris Oakmark             2019     1,759,844    26.77 - 32.27    51,536,041
     International Sub-Account     2018     1,871,869    21.85 - 26.21    44,695,497
                                   2017     1,854,183    29.21 - 35.71    59,123,995
                                   2016     2,141,065    22.76 - 27.64    53,200,132
                                   2015     2,327,027    21.39 - 25.80    54,326,088

  BHFTI Invesco Balanced-Risk      2019    28,935,666     1.24 - 13.14    38,350,427
     Allocation Sub-Account        2018    34,047,720     1.10 - 11.55    39,391,891
                                   2017    36,504,508     1.20 - 12.50    45,663,022
                                   2016    35,997,671      1.11 - 1.18    40,932,716
                                   2015    32,854,167      1.01 - 1.06    33,941,121

  BHFTI Invesco Comstock           2019     1,499,605    20.66 - 33.08    33,155,293
     Sub-Account                   2018     1,664,588    16.86 - 19.87    29,916,589
                                   2017     1,935,644    19.57 - 22.79    40,230,695
                                   2016     2,194,769    16.91 - 19.45    39,232,918
                                   2015     2,440,674    14.70 - 16.71    37,715,764

                                                   FOR THE YEAR ENDED DECEMBER 31
                                         --------------------------------------------------
                                         INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                            INCOME          LOWEST TO          LOWEST TO
                                           RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                         -------------  ----------------  -----------------

  BHFTI Brighthouse/Aberdeen       2019      1.64         0.75 - 1.95         18.42 - 19.85
     Emerging Markets Equity       2018      2.59         0.75 - 1.95     (15.85) - (14.83)
     Sub-Account                   2017      1.09         0.75 - 1.95         17.96 - 27.37
                                   2016      0.97         0.75 - 1.95          9.35 - 10.67
                                   2015      1.80         0.75 - 2.00     (15.52) - (14.46)

  BHFTI Brighthouse/Eaton          2019      4.54         1.30 - 1.95           1.11 - 5.65
     Vance Floating Rate           2018      3.60         1.30 - 1.95       (1.64) - (0.99)
     Sub-Account                   2017      3.69         1.30 - 1.95           1.68 - 2.34
                                   2016      3.86         1.30 - 1.95           7.16 - 7.86
                                   2015      3.55         1.30 - 1.95       (2.75) - (2.12)

  BHFTI Brighthouse/Franklin       2019      3.38         0.75 - 1.95           1.06 - 3.85
     Low Duration Total Return     2018      1.73         0.75 - 1.95       (1.51) - (0.32)
     Sub-Account                   2017      1.40         0.75 - 1.95         (0.62) - 0.58
                                   2016      2.90         0.75 - 1.95           1.14 - 2.36
                                   2015      3.16         0.75 - 1.95       (2.54) - (1.36)

  BHFTI Brighthouse/Templeton      2019      8.18         0.75 - 1.90         (0.74) - 0.41
     International Bond            2018        --         0.75 - 1.90         (0.91) - 0.24
     Sub-Account                   2017        --         0.75 - 1.90       (1.74) - (0.61)
                                   2016        --         0.75 - 1.90         (1.02) - 0.12
                                   2015      8.22         0.75 - 1.90       (5.96) - (4.88)

  BHFTI                            2019      1.02         0.75 - 1.90         29.35 - 30.72
     Brighthouse/Wellington Large  2018      0.87         0.75 - 1.90       (8.07) - (7.10)
     Cap Research Sub-Account      2017      0.94         0.75 - 1.90         19.64 - 20.93
                                   2016      2.30         0.75 - 1.90           6.26 - 7.38
                                   2015      0.78         0.75 - 1.90           2.49 - 3.63

  BHFTI Clarion Global Real        2019      3.06         0.75 - 1.95         22.40 - 23.88
     Estate Sub-Account            2018      5.92         0.75 - 1.95      (10.42) - (9.33)
                                   2017      3.46         0.75 - 1.95           8.61 - 9.92
                                   2016      2.07         0.75 - 1.95         (1.07) - 0.12
                                   2015      3.83         0.75 - 1.95       (3.31) - (2.14)

  BHFTI Harris Oakmark             2019      2.21         1.10 - 1.95         22.11 - 23.16
     International Sub-Account     2018      1.70         0.95 - 1.95     (25.45) - (24.81)
                                   2017      1.64         0.95 - 1.95         20.90 - 29.20
                                   2016      2.15         0.95 - 1.95           6.09 - 7.15
                                   2015      2.97         0.95 - 1.95       (6.37) - (5.42)

  BHFTI Invesco Balanced-Risk      2019        --         0.75 - 1.95         13.05 - 14.42
     Allocation Sub-Account        2018      1.17         0.75 - 2.00       (8.30) - (7.14)
                                   2017      3.76         0.75 - 2.00           5.81 - 9.18
                                   2016      0.15         0.75 - 2.00          9.50 - 10.88
                                   2015      2.80         0.75 - 2.00       (6.10) - (4.92)

  BHFTI Invesco Comstock           2019      2.11         0.75 - 1.95         22.54 - 24.02
     Sub-Account                   2018      0.63         0.75 - 1.95     (13.86) - (12.81)
                                   2017      2.25         0.75 - 1.95         11.47 - 17.14
                                   2016      2.53         0.75 - 1.95         15.03 - 16.42
                                   2015      2.87         0.75 - 1.95       (7.79) - (6.67)

                                     100

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                        AS OF DECEMBER 31
                                          ---------------------------------------------
                                                            UNIT VALUE
                                                             LOWEST TO          NET
                                               UNITS        HIGHEST ($)     ASSETS ($)
                                           ------------  ----------------  ------------

  BHFTI Invesco Global Equity       2019        102,972     34.07 - 44.82     3,980,202
     Sub-Account                    2018        116,549     26.41 - 34.32     3,478,836
                                    2017        128,920     31.01 - 39.81     4,485,708
                                    2016        154,613     23.12 - 29.34     3,997,372
                                    2015        164,302     23.52 - 29.49     4,287,176

  BHFTI Invesco Small Cap           2019        771,088     34.85 - 41.82    28,722,701
     Growth Sub-Account             2018        782,123     28.56 - 32.51    23,720,987
                                    2017        829,704     32.03 - 36.17    28,043,703
                                    2016        924,203     26.06 - 29.21    25,351,404
                                    2015      1,002,342     23.84 - 26.53    25,061,065

  BHFTI JPMorgan Core Bond          2019      2,477,440     10.83 - 12.00    28,682,200
     Sub-Account                    2018      2,542,779     10.48 - 11.23    27,623,106
                                    2017      2,769,142     10.68 - 11.38    30,544,266
                                    2016      2,700,472     10.54 - 11.16    29,295,068
                                    2015      2,699,320     10.48 - 11.06    29,105,670

  BHFTI JPMorgan Global             2019     43,285,628      1.42 - 14.97    64,742,260
     Active Allocation Sub-Account  2018     47,476,683      1.24 - 12.97    61,598,686
                                    2017     47,106,992      1.36 - 14.16    66,524,328
                                    2016     50,757,669       1.19 - 1.26    62,103,751
                                    2015     47,107,126       1.18 - 1.24    56,797,375

  BHFTI JPMorgan Small Cap          2019        157,392     22.91 - 26.18     3,698,007
     Value Sub-Account              2018        171,486     19.53 - 22.13     3,434,677
                                    2017        177,588     23.09 - 25.90     4,195,964
                                    2016        190,834     22.71 - 25.26     4,424,039
                                    2015        214,127     17.69 - 19.50     3,859,425

  BHFTI Loomis Sayles Global        2019        759,526     23.43 - 25.78    18,565,513
     Allocation Sub-Account         2018        840,133     18.73 - 20.47    16,345,790
                                    2017        947,855     20.19 - 21.91    19,824,747
                                    2016      1,036,206     16.74 - 18.04    17,928,469
                                    2015      1,142,649     16.29 - 17.44    19,177,773

  BHFTI Loomis Sayles Growth        2019      2,307,131    15.92 - 269.23    44,736,528
     Sub-Account                    2018      2,525,710    13.06 - 220.81    40,211,767
                                    2017      2,850,050    14.25 - 240.67    49,652,700
                                    2016      3,226,408    12.19 - 205.91    48,322,641
                                    2015      3,593,923    12.04 - 203.07    53,015,802

  BHFTI MetLife Multi-Index         2019     32,319,545      1.47 - 15.99    52,615,574
     Targeted Risk Sub-Account      2018     32,838,193      1.23 - 13.24    44,448,246
                                    2017     31,354,071      1.35 - 14.37    50,297,902
                                    2016     29,527,314      1.19 - 12.53    41,669,231
                                    2015     25,386,319      1.16 - 12.10    35,919,901

  BHFTI MFS(R) Research             2019      1,554,900     18.37 - 29.75    30,470,897
     International Sub-Account      2018      1,665,206     14.60 - 23.44    25,834,571
                                    2017      1,800,246     17.31 - 27.58    33,006,174
                                    2016      2,049,260     13.78 - 21.76    29,799,152
                                    2015      2,153,196     14.17 - 22.22    32,110,104

                                                    FOR THE YEAR ENDED DECEMBER 31
                                          --------------------------------------------------
                                          INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                             INCOME          LOWEST TO          LOWEST TO
                                            RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                          -------------  ----------------  -----------------

  BHFTI Invesco Global Equity       2019      0.79         0.75 - 1.95         29.03 - 30.58
     Sub-Account                    2018      0.99         0.75 - 1.95     (14.83) - (13.80)
                                    2017      0.90         0.75 - 1.95         34.10 - 35.72
                                    2016      0.90         0.75 - 1.95       (1.70) - (0.52)
                                    2015      0.93         0.75 - 1.95           1.93 - 3.16

  BHFTI Invesco Small Cap           2019        --         0.95 - 1.95         22.01 - 23.23
     Growth Sub-Account             2018        --         1.20 - 1.95     (10.81) - (10.14)
                                    2017        --         1.20 - 1.95         16.85 - 23.84
                                    2016        --         1.20 - 1.95          9.28 - 10.11
                                    2015      0.01         1.20 - 1.95       (3.61) - (2.88)

  BHFTI JPMorgan Core Bond          2019      4.44         1.15 - 1.95           6.13 - 6.98
     Sub-Account                    2018      2.69         1.30 - 1.95       (1.92) - (1.28)
                                    2017      2.48         1.30 - 1.95           1.32 - 1.98
                                    2016      2.81         1.30 - 1.95           0.26 - 0.91
                                    2015      2.25         1.30 - 2.00       (1.51) - (0.81)

  BHFTI JPMorgan Global             2019      2.75         0.75 - 1.95         14.66 - 16.04
     Active Allocation Sub-Account  2018      1.59         0.75 - 2.00       (9.04) - (7.88)
                                    2017      2.50         0.75 - 2.00         11.31 - 15.79
                                    2016      2.11         0.75 - 2.00           0.87 - 2.13
                                    2015      2.69         0.75 - 2.00         (1.10) - 0.14

  BHFTI JPMorgan Small Cap          2019      1.32         0.75 - 1.90         17.28 - 18.26
     Value Sub-Account              2018      1.31         0.75 - 1.90     (15.39) - (14.55)
                                    2017      1.33         0.75 - 1.90           1.68 - 2.54
                                    2016      1.84         0.75 - 1.90         28.39 - 29.53
                                    2015      1.37         0.75 - 1.90       (9.00) - (8.12)

  BHFTI Loomis Sayles Global        2019      1.49         1.25 - 1.95         25.06 - 25.94
     Allocation Sub-Account         2018      1.83         1.25 - 1.95       (7.23) - (6.57)
                                    2017      1.38         1.25 - 1.95         20.60 - 21.45
                                    2016      1.69         1.25 - 1.95           2.75 - 3.48
                                    2015      1.61         1.25 - 1.95       (0.73) - (0.03)

  BHFTI Loomis Sayles Growth        2019      0.81         0.75 - 1.95         21.18 - 22.65
     Sub-Account                    2018      0.59         0.75 - 1.95       (8.86) - (7.76)
                                    2017      0.73         0.75 - 1.95         16.13 - 17.53
                                    2016      0.41         0.75 - 1.95           0.70 - 1.91
                                    2015      0.23         0.75 - 1.95       (5.89) - (4.75)

  BHFTI MetLife Multi-Index         2019      2.06         0.75 - 1.95         19.36 - 20.80
     Targeted Risk Sub-Account      2018      1.78         0.75 - 2.00       (9.03) - (7.88)
                                    2017      1.49         0.75 - 2.00          9.85 - 14.68
                                    2016      1.33         0.75 - 2.00           2.30 - 3.58
                                    2015      1.26         0.75 - 2.00       (3.17) - (1.95)

  BHFTI MFS(R) Research             2019      1.33         0.75 - 1.95         25.84 - 27.36
     International Sub-Account      2018      1.94         0.75 - 1.95     (15.67) - (14.64)
                                    2017      1.74         0.75 - 1.95         20.53 - 27.20
                                    2016      2.00         0.75 - 1.95       (2.79) - (1.62)
                                    2015      2.70         0.75 - 1.95       (3.67) - (2.51)

                                     101

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31
                                         -------------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO          NET
                                             UNITS       HIGHEST ($)     ASSETS ($)
                                         ------------  ---------------  ------------

  BHFTI Morgan Stanley             2019       361,933    29.58 - 37.11    11,737,864
     Discovery Sub-Account         2018       440,192    21.53 - 26.69    10,359,704
                                   2017       541,671    19.93 - 24.41    11,771,099
                                   2016       600,877    14.53 - 17.58     9,473,047
                                   2015       594,647    16.18 - 19.35    10,396,254

  BHFTI PanAgora Global            2019     3,676,013     1.25 - 13.05     4,799,922
     Diversified Risk Sub-Account  2018     3,544,530     1.04 - 10.83     3,847,826
                                   2017     3,731,501     1.15 - 11.88     4,420,925
                                   2016     3,240,050      1.04 - 1.08     3,420,012
                                   2015       904,034      0.96 - 0.97       871,167

  BHFTI PIMCO Inflation            2019     3,570,836    13.95 - 17.04    52,681,910
     Protected Bond Sub-Account    2018     3,976,454    13.14 - 15.86    55,026,070
                                   2017     4,410,093    13.73 - 16.37    63,569,314
                                   2016     4,421,076    13.53 - 15.94    62,595,410
                                   2015     4,837,263    13.06 - 15.30    66,263,476

  BHFTI PIMCO Total Return         2019     6,719,811    17.42 - 21.83   125,479,864
     Sub-Account                   2018     7,156,264    16.38 - 20.28   124,952,104
                                   2017     7,730,960    16.74 - 20.48   137,443,738
                                   2016     7,773,045    16.33 - 19.74   134,308,093
                                   2015     8,485,580    16.14 - 19.39   145,144,987

  BHFTI Schroders Global           2019    30,051,102     1.45 - 15.28    45,838,902
     Multi-Asset Sub-Account       2018    34,002,282     1.21 - 12.74    43,309,580
                                   2017    19,146,295     1.37 - 14.25    27,150,774
                                   2016    19,337,757      1.22 - 1.29    24,231,509
                                   2015    19,308,600      1.18 - 1.23    23,223,912

  BHFTI SSGA Emerging              2019        12,728    10.26 - 10.28       130,752
     Markets Enhanced Index
     Sub-Account (Commenced
     4/29/2019)

  BHFTI SSGA Growth and            2019     4,769,378    17.43 - 20.69    88,116,882
     Income ETF Sub-Account        2018     5,040,707    14.86 - 17.43    79,002,382
                                   2017     5,514,446    16.21 - 18.78    93,890,583
                                   2016     6,009,768    14.27 - 16.33    89,714,405
                                   2015     6,361,369    13.75 - 15.56    91,138,427

  BHFTI SSGA Growth ETF            2019     2,597,644    17.94 - 21.29    49,729,593
     Sub-Account                   2018     2,681,123    14.94 - 17.52    42,553,669
                                   2017     2,910,881    16.70 - 19.35    51,354,155
                                   2016     3,297,259    14.23 - 16.29    49,308,642
                                   2015     3,576,953    13.58 - 15.36    50,796,159

  BHFTI T. Rowe Price Large        2019       558,436   60.61 - 131.46    56,504,655
     Cap Value Sub-Account         2018       601,200   48.79 - 104.69    48,727,954
                                   2017       632,236   54.68 - 116.12    57,030,290
                                   2016       712,260   47.60 - 100.04    55,908,348
                                   2015       822,870    41.80 - 86.93    56,478,920

                                                   FOR THE YEAR ENDED DECEMBER 31
                                         --------------------------------------------------
                                         INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                            INCOME          LOWEST TO          LOWEST TO
                                           RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                         -------------  ----------------  -----------------

  BHFTI Morgan Stanley             2019        --         0.75 - 1.95         37.42 - 39.08
     Discovery Sub-Account         2018        --         0.75 - 1.95           8.01 - 9.32
                                   2017      0.15         0.75 - 1.95         37.22 - 38.87
                                   2016        --         0.75 - 1.95      (10.23) - (9.14)
                                   2015        --         0.75 - 1.95       (6.86) - (5.73)

  BHFTI PanAgora Global            2019      3.33         0.75 - 1.90         19.70 - 21.08
     Diversified Risk Sub-Account  2018        --         0.75 - 2.00       (9.43) - (8.29)
                                   2017        --         0.75 - 2.00          8.95 - 11.76
                                   2016      2.88         0.75 - 2.00          8.92 - 10.29
                                   2015      0.50         1.15 - 2.00       (6.56) - (4.83)

  BHFTI PIMCO Inflation            2019      3.40         0.75 - 1.95           3.20 - 7.46
     Protected Bond Sub-Account    2018      1.58         0.75 - 1.95       (4.30) - (3.14)
                                   2017      1.55         0.75 - 1.95           1.48 - 2.70
                                   2016        --         0.75 - 1.95           2.96 - 4.20
                                   2015      4.92         0.75 - 2.00       (5.03) - (3.83)

  BHFTI PIMCO Total Return         2019      2.89         0.75 - 1.95           6.37 - 7.65
     Sub-Account                   2018      1.35         0.75 - 1.95       (2.17) - (0.98)
                                   2017      1.75         0.75 - 1.95           2.49 - 3.72
                                   2016      2.57         0.75 - 1.95           0.63 - 1.84
                                   2015      5.31         0.75 - 2.00       (1.98) - (0.74)

  BHFTI Schroders Global           2019      1.46         0.75 - 1.95         19.15 - 20.58
     Multi-Asset Sub-Account       2018      1.66         0.75 - 2.00     (11.23) - (10.10)
                                   2017      0.79         0.75 - 2.00         10.22 - 13.44
                                   2016      1.39         0.75 - 2.00           3.56 - 4.86
                                   2015      1.01         0.75 - 2.00       (2.84) - (1.62)

  BHFTI SSGA Emerging              2019        --         1.30 - 1.55           2.60 - 2.78
     Markets Enhanced Index
     Sub-Account (Commenced
     4/29/2019)

  BHFTI SSGA Growth and            2019      2.32         0.75 - 1.95         17.30 - 18.72
     Income ETF Sub-Account        2018      2.31         0.75 - 1.95       (8.34) - (7.22)
                                   2017      2.45         0.75 - 1.95         10.22 - 15.00
                                   2016      2.35         0.75 - 1.95           3.74 - 4.99
                                   2015      2.30         0.75 - 1.95       (3.86) - (2.70)

  BHFTI SSGA Growth ETF            2019      1.96         0.75 - 1.95         20.08 - 21.53
     Sub-Account                   2018      2.01         0.75 - 1.95      (10.52) - (9.43)
                                   2017      2.09         0.75 - 1.95         17.33 - 18.74
                                   2016      2.13         0.75 - 1.95           4.82 - 6.08
                                   2015      2.00         0.75 - 1.95       (4.20) - (3.04)

  BHFTI T. Rowe Price Large        2019      2.07         0.75 - 1.95         24.07 - 25.57
     Cap Value Sub-Account         2018      1.78         0.75 - 1.95      (10.92) - (9.84)
                                   2017      2.02         0.75 - 1.95          9.64 - 16.08
                                   2016      2.78         0.75 - 1.95         13.71 - 15.08
                                   2015      1.52         0.75 - 1.95       (5.45) - (4.31)

                                     102

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                   AS OF DECEMBER 31
                                      -------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO          NET
                                          UNITS       HIGHEST ($)     ASSETS ($)
                                      ------------  ---------------  ------------

  BHFTI T. Rowe Price Mid Cap   2019     1,818,189    26.01 - 30.23    50,530,533
     Growth Sub-Account         2018     1,928,897    20.24 - 22.66    41,420,635
                                2017     2,061,165    21.10 - 23.47    45,885,941
                                2016     2,347,030    17.25 - 19.06    42,601,787
                                2015     2,528,906    16.46 - 18.18    43,895,418

  BHFTI Victory Sycamore Mid    2019       385,188    42.05 - 55.00    17,797,016
     Cap Value Sub-Account      2018       433,096    33.24 - 42.96    15,744,266
                                2017       475,301    37.73 - 48.18    19,531,289
                                2016       514,649    35.14 - 44.34    19,601,778
                                2015       541,952    30.74 - 38.68    18,139,725

  BHFTI Wells Capital           2019       690,833    27.95 - 30.95    20,317,543
     Management Mid Cap Value   2018       798,082    21.03 - 23.13    17,592,214
     Sub-Account                2017       916,185    24.73 - 27.03    23,680,571
                                2016       998,992    22.76 - 24.72    23,681,202
                                2015     1,091,026    20.51 - 22.12    23,217,032

  BHFTI Western Asset           2019     3,474,529    10.89 - 12.09    39,631,125
     Management Government      2018     3,791,273    10.29 - 11.33    40,819,022
     Income Sub-Account         2017     4,149,237    10.51 - 11.42    45,326,563
                                2016     4,300,993    10.45 - 11.21    46,433,810
                                2015     4,341,821    10.52 - 11.15    46,917,298

  BHFTII Baillie Gifford        2019       816,882    12.73 - 20.97    14,010,380
     International Stock        2018       937,037     9.80 - 16.06    12,270,605
     Sub-Account                2017       961,397    12.07 - 19.67    15,410,982
                                2016     1,150,477     9.12 - 14.79    13,935,088
                                2015     1,261,509     8.82 - 14.27    14,635,763

  BHFTII BlackRock Bond         2019       170,143    56.67 - 83.08    11,162,312
     Income Sub-Account         2018       146,429    52.67 - 76.41     8,806,036
                                2017       140,152    53.97 - 77.47     8,551,009
                                2016       139,016    52.91 - 75.15     8,254,530
                                2015       143,286    52.37 - 73.61     8,361,283

  BHFTII BlackRock Capital      2019       107,037    3.49 - 100.76     4,300,435
     Appreciation Sub-Account   2018        91,092     2.66 - 76.41     2,291,502
                                2017        83,572     2.64 - 75.17     1,609,383
                                2016        89,036     2.00 - 56.55     1,331,087
                                2015        87,289     2.02 - 56.92     1,326,058

  BHFTII BlackRock              2019     5,161,657     1.00 - 23.42    47,748,304
     Ultra-Short Term Bond      2018     5,290,563     0.99 - 23.25    49,931,627
     Sub-Account                2017     5,219,529     0.99 - 23.16    48,408,153
                                2016     5,048,494     8.93 - 23.28    49,228,297
                                2015     5,175,195     9.10 - 23.53    51,448,096

  BHFTII Brighthouse Asset      2019       811,835     1.09 - 16.84     9,365,830
     Allocation 20 Sub-Account  2018       629,209     0.99 - 15.98     7,821,074
                                2017       584,817     1.04 - 16.53     8,177,627
                                2016       621,725    13.64 - 15.58     8,698,574
                                2015       528,487    13.29 - 15.02     7,224,333

                                                FOR THE YEAR ENDED DECEMBER 31
                                      --------------------------------------------------
                                      INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                         INCOME          LOWEST TO          LOWEST TO
                                        RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                      -------------  ----------------  -----------------

  BHFTI T. Rowe Price Mid Cap   2019      0.03         1.15 - 1.95         28.54 - 29.57
     Growth Sub-Account         2018        --         1.30 - 1.95       (4.09) - (3.46)
                                2017        --         1.30 - 1.95         22.34 - 23.14
                                2016        --         1.30 - 1.95           4.16 - 4.84
                                2015        --         1.30 - 2.00           4.56 - 5.30

  BHFTI Victory Sycamore Mid    2019      1.08         0.75 - 1.95         26.49 - 28.02
     Cap Value Sub-Account      2018      0.55         0.75 - 1.95     (11.89) - (10.82)
                                2017      0.93         0.75 - 1.95           2.75 - 8.66
                                2016      0.63         0.75 - 1.95         13.27 - 14.64
                                2015      0.46         0.75 - 2.00      (10.78) - (9.66)

  BHFTI Wells Capital           2019      0.66         1.30 - 1.95         32.92 - 33.78
     Management Mid Cap Value   2018      0.97         1.30 - 1.95     (14.98) - (14.42)
     Sub-Account                2017      1.07         1.30 - 1.95           8.66 - 9.36
                                2016      0.83         1.30 - 1.95         11.00 - 11.72
                                2015      0.64         1.30 - 1.95     (10.87) - (10.29)

  BHFTI Western Asset           2019      2.73         0.75 - 1.95           5.42 - 6.69
     Management Government      2018      2.80         0.75 - 2.00       (2.05) - (0.82)
     Income Sub-Account         2017      2.19         0.75 - 2.00           0.57 - 1.84
                                2016      2.07         0.75 - 2.00         (0.69) - 0.56
                                2015      2.35         0.75 - 2.00       (1.56) - (0.32)

  BHFTII Baillie Gifford        2019      1.08         1.30 - 1.95         10.44 - 30.70
     International Stock        2018      0.91         1.30 - 1.95     (18.80) - (18.27)
     Sub-Account                2017      1.00         1.30 - 1.95         32.29 - 33.15
                                2016      1.39         1.30 - 1.95           3.02 - 3.69
                                2015      1.41         1.30 - 2.00       (4.11) - (3.43)

  BHFTII BlackRock Bond         2019      3.54         0.75 - 1.90           7.60 - 8.73
     Income Sub-Account         2018      3.27         0.75 - 1.90       (2.40) - (1.36)
                                2017      2.96         0.75 - 1.90           1.99 - 3.07
                                2016      3.03         0.75 - 1.90           1.04 - 2.10
                                2015      3.68         0.75 - 1.90       (1.45) - (0.41)

  BHFTII BlackRock Capital      2019      0.10         0.75 - 1.90         30.29 - 31.86
     Appreciation Sub-Account   2018      0.11         0.75 - 1.90         (4.42) - 1.66
                                2017      0.10         0.75 - 1.90         31.35 - 32.93
                                2016        --         0.75 - 1.90       (1.84) - (0.66)
                                2015        --         0.75 - 1.90           4.21 - 5.48

  BHFTII BlackRock              2019      1.53         0.75 - 1.95         (0.09) - 1.12
     Ultra-Short Term Bond      2018      0.73         0.75 - 1.95         (0.42) - 0.79
     Sub-Account                2017      0.08         0.75 - 1.95       (1.30) - (0.12)
                                2016        --         0.75 - 1.95       (1.82) - (0.64)
                                2015        --         0.75 - 2.90       (2.86) - (0.75)

  BHFTII Brighthouse Asset      2019      2.17         1.10 - 1.95          9.58 - 10.51
     Allocation 20 Sub-Account  2018      2.23         0.75 - 1.95       (4.50) - (3.34)
                                2017      2.06         0.75 - 1.95           3.81 - 6.14
                                2016      3.24         0.75 - 1.85           2.61 - 3.75
                                2015      2.19         0.75 - 1.85       (2.41) - (1.33)

                                     103

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                     AS OF DECEMBER 31
                                        -------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO          NET
                                            UNITS       HIGHEST ($)     ASSETS ($)
                                        ------------  ---------------  ------------

  BHFTII Brighthouse Asset        2019    17,118,149     1.13 - 19.53   294,316,953
     Allocation 40 Sub-Account    2018    19,202,713     1.00 - 17.02   290,842,062
                                  2017    22,319,210     1.06 - 17.94   361,066,984
                                  2016    25,163,031    14.12 - 16.33   373,986,508
                                  2015    27,623,837    13.42 - 15.51   393,113,254

  BHFTII Brighthouse Asset        2019    25,803,127     1.18 - 22.21   491,164,015
     Allocation 60 Sub-Account    2018    27,892,903     1.00 - 18.73   455,682,989
                                  2017    30,132,570     1.08 - 20.11   534,880,423
                                  2016    33,270,831    14.86 - 17.66   525,258,712
                                  2015    35,981,037    14.15 - 16.61   538,458,969

  BHFTII Brighthouse Asset        2019    18,822,400     1.22 - 24.38   382,529,406
     Allocation 80 Sub-Account    2018    21,038,503     1.01 - 19.85   350,798,313
                                  2017    23,551,756     1.11 - 21.77   436,267,194
                                  2016    25,900,408    15.17 - 18.40   409,525,398
                                  2015    28,152,718    14.15 - 17.15   418,126,664

  BHFTII Brighthouse/Artisan      2019       506,338    24.25 - 27.33    13,046,116
     Mid Cap Value Sub-Account    2018       539,932    20.03 - 22.43    11,443,229
                                  2017       589,889    23.60 - 26.25    14,660,058
                                  2016       649,443    21.38 - 23.63    14,575,472
                                  2015       727,452    17.77 - 19.51    13,531,871

  BHFTII Brighthouse/Dimensional  2019       220,370    23.98 - 26.81     5,518,448
     International Small Company  2018       231,385    19.87 - 22.45     4,778,583
     Sub-Account                  2017       224,490    25.51 - 28.48     5,931,195
                                  2016       240,869    19.94 - 22.00     4,957,535
                                  2015       260,140    19.22 - 20.94     5,136,332

  BHFTII Brighthouse/Wellington   2019     2,453,821     1.38 - 97.75    78,887,115
     Core Equity Opportunities    2018     2,755,106     1.07 - 75.21    70,656,698
     Sub-Account                  2017     3,158,888     1.10 - 75.85    84,619,956
                                  2016     3,460,828    18.93 - 64.18    80,010,101
                                  2015     3,429,684    17.91 - 58.38    67,211,320

  BHFTII Frontier Mid Cap         2019       289,669    28.22 - 31.24     8,613,331
     Growth Sub-Account           2018       313,432    21.66 - 23.83     7,109,711
                                  2017       348,922    23.47 - 25.66     8,547,762
                                  2016       408,397    19.16 - 20.80     8,135,627
                                  2015       451,369    18.58 - 20.04     8,688,181

  BHFTII Jennison Growth          2019     1,464,589    15.78 - 45.08    52,230,907
     Sub-Account                  2018     1,620,381    12.07 - 34.40    43,831,631
                                  2017     1,842,317    12.22 - 34.74    50,368,732
                                  2016     2,215,010     9.04 - 25.64    45,005,788
                                  2015     2,402,666     9.18 - 25.96    49,735,341

  BHFTII Loomis Sayles Small      2019        11,774    69.05 - 72.69       833,345
     Cap Core Sub-Account         2018        11,832    56.20 - 59.04       681,029
                                  2017        12,979    64.58 - 67.71       857,359
                                  2016        13,831    57.25 - 59.91       809,075
                                  2015        14,846    49.04 - 51.22       745,135

                                                  FOR THE YEAR ENDED DECEMBER 31
                                        --------------------------------------------------
                                        INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                           INCOME          LOWEST TO          LOWEST TO
                                          RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                        -------------  ----------------  -----------------

  BHFTII Brighthouse Asset        2019      2.16         0.75 - 1.95         13.36 - 14.73
     Allocation 40 Sub-Account    2018      2.01         0.75 - 1.95       (6.26) - (5.12)
                                  2017      1.98         0.75 - 1.95           6.21 - 9.82
                                  2016      3.57         0.75 - 1.95           4.04 - 5.29
                                  2015      0.28         0.75 - 2.05       (3.08) - (1.81)

  BHFTII Brighthouse Asset        2019      1.96         0.75 - 2.00         17.06 - 18.53
     Allocation 60 Sub-Account    2018      1.64         0.75 - 2.00       (7.99) - (6.83)
                                  2017      1.72         0.75 - 2.00          8.80 - 13.88
                                  2016      3.14         0.75 - 2.00           4.98 - 6.30
                                  2015      0.53         0.75 - 2.00       (3.22) - (2.01)

  BHFTII Brighthouse Asset        2019      1.74         0.75 - 1.95         21.34 - 22.80
     Allocation 80 Sub-Account    2018      1.31         0.75 - 1.95       (9.90) - (8.80)
                                  2017      1.55         0.75 - 1.95         12.02 - 18.27
                                  2016      2.94         0.75 - 1.95           6.05 - 7.33
                                  2015      0.33         0.75 - 2.00       (3.64) - (2.43)

  BHFTII Brighthouse/Artisan      2019      0.50         1.30 - 1.95         21.06 - 21.84
     Mid Cap Value Sub-Account    2018      0.38         1.30 - 1.95     (15.10) - (14.54)
                                  2017      0.49         1.30 - 1.95         10.37 - 11.09
                                  2016      0.86         1.30 - 1.95         20.28 - 21.07
                                  2015      0.92         1.30 - 1.95     (11.41) - (10.83)

  BHFTII Brighthouse/Dimensional  2019      1.05         0.95 - 1.95         20.66 - 21.87
     International Small Company  2018      2.50         0.75 - 1.95     (22.11) - (21.16)
     Sub-Account                  2017      2.05         0.75 - 1.95         27.94 - 29.47
                                  2016      1.91         0.75 - 1.95           3.78 - 5.04
                                  2015      1.70         0.75 - 1.95           3.71 - 4.96

  BHFTII Brighthouse/Wellington   2019      1.48         0.75 - 1.95         28.12 - 29.96
     Core Equity Opportunities    2018      1.63         0.75 - 1.95       (2.29) - (0.84)
     Sub-Account                  2017      1.44         0.75 - 1.95          9.94 - 18.18
                                  2016      1.58         0.75 - 1.95           1.06 - 6.35
                                  2015      1.64         0.75 - 2.00           0.24 - 1.50

  BHFTII Frontier Mid Cap         2019        --         1.30 - 1.95         30.27 - 31.12
     Growth Sub-Account           2018        --         1.30 - 1.95       (7.73) - (7.12)
                                  2017        --         1.30 - 1.95         22.53 - 23.33
                                  2016        --         1.30 - 1.95           3.13 - 3.80
                                  2015        --         1.30 - 1.95           0.62 - 1.28

  BHFTII Jennison Growth          2019      0.20         0.75 - 1.95         29.94 - 31.51
     Sub-Account                  2018      0.12         0.75 - 1.95       (1.83) - (0.64)
                                  2017      0.08         0.75 - 1.95         34.35 - 35.97
                                  2016      0.02         0.75 - 1.95       (2.06) - (0.88)
                                  2015      0.01         0.75 - 1.95           8.40 - 9.71

  BHFTII Loomis Sayles Small      2019        --         1.70 - 1.90         22.87 - 23.12
     Cap Core Sub-Account         2018        --         1.70 - 1.90     (12.98) - (12.80)
                                  2017      0.07         1.70 - 1.90         12.80 - 13.03
                                  2016      0.07         1.70 - 1.90         16.73 - 16.97
                                  2015        --         1.70 - 1.90       (3.59) - (3.40)

                                     104

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                     AS OF DECEMBER 31
                                        -------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO          NET
                                            UNITS       HIGHEST ($)     ASSETS ($)
                                        ------------  ---------------  ------------

  BHFTII Loomis Sayles Small      2019        16,179    27.34 - 31.45       468,283
     Cap Growth Sub-Account       2018        19,502    21.94 - 25.05       451,260
                                  2017        22,792    22.21 - 25.17       531,170
                                  2016        25,557    17.80 - 20.02       475,802
                                  2015        28,005    17.03 - 19.02       499,150

  BHFTII MetLife Aggregate        2019     1,145,343     1.93 - 20.31    19,134,533
     Bond Index Sub-Account       2018     1,062,730     1.80 - 18.88    16,435,910
                                  2017     1,145,468     1.82 - 19.12    17,636,210
                                  2016     1,077,178     1.79 - 18.71    16,335,161
                                  2015       897,469     1.77 - 18.47    13,232,780

  BHFTII MetLife Mid Cap          2019       242,817    33.86 - 40.75     8,858,249
     Stock Index Sub-Account      2018       247,006    27.50 - 32.79     7,240,467
                                  2017       254,725    31.71 - 37.45     8,569,038
                                  2016       252,724    27.97 - 32.72     7,511,220
                                  2015       259,569    23.75 - 27.52     6,518,909

  BHFTII MetLife MSCI EAFE(R)     2019       514,486     1.84 - 17.28     8,199,643
     Index Sub-Account            2018       499,779     1.53 - 14.40     6,606,006
                                  2017       481,469     1.80 - 16.98     7,402,574
                                  2016       469,663     1.46 - 13.82     5,875,904
                                  2015       491,903     1.46 - 13.86     6,209,128

  BHFTII MetLife Russell 2000(R)  2019       339,156     3.97 - 37.24    11,955,820
     Index Sub-Account            2018       324,847     3.20 - 30.13     9,215,132
                                  2017       356,943     3.64 - 34.38    11,503,433
                                  2016       361,122     3.22 - 30.47    10,344,970
                                  2015       392,896     2.69 - 25.53     9,450,123

  BHFTII MetLife Stock Index      2019     1,905,561   11.35 - 106.79    59,292,658
     Sub-Account                  2018     1,931,296     8.76 - 82.65    46,327,633
                                  2017     2,080,854     9.30 - 87.94    53,390,978
                                  2016     2,397,621     7.75 - 73.45    51,519,996
                                  2015     2,448,388     7.03 - 37.53    48,000,755

  BHFTII MFS(R) Total Return      2019        88,865    22.67 - 97.52     6,814,865
     Sub-Account                  2018       107,850    19.15 - 81.83     6,561,057
                                  2017       117,788    20.62 - 87.54     7,754,242
                                  2016       126,252    18.64 - 78.63     7,568,584
                                  2015       140,275    17.35 - 72.73     7,861,563

  BHFTII MFS(R) Value             2019       684,570    31.07 - 40.20    23,660,739
     Sub-Account                  2018       729,098    24.40 - 31.19    19,648,433
                                  2017       825,295    27.72 - 35.02    25,125,499
                                  2016       920,511    24.04 - 30.00    24,207,697
                                  2015       954,325    21.30 - 26.49    22,384,588

  BHFTII Neuberger Berman         2019       362,615    28.75 - 43.09    12,847,737
     Genesis Sub-Account          2018       383,584    22.63 - 33.55    10,646,038
                                  2017       413,277    24.79 - 36.34    12,542,073
                                  2016       467,759    21.87 - 31.70    12,490,568
                                  2015       518,912    18.81 - 26.98    11,881,985

                                                  FOR THE YEAR ENDED DECEMBER 31
                                        --------------------------------------------------
                                        INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                           INCOME          LOWEST TO          LOWEST TO
                                          RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                        -------------  ----------------  -----------------

  BHFTII Loomis Sayles Small      2019        --         0.75 - 1.50         24.63 - 25.56
     Cap Growth Sub-Account       2018        --         0.75 - 1.50       (1.22) - (0.47)
                                  2017        --         0.75 - 1.50         24.80 - 25.74
                                  2016        --         0.75 - 1.50           4.47 - 5.25
                                  2015        --         0.75 - 1.50         (0.08) - 0.67

  BHFTII MetLife Aggregate        2019      2.93         0.75 - 1.95           6.25 - 7.53
     Bond Index Sub-Account       2018      2.82         0.75 - 2.00       (2.47) - (1.24)
                                  2017      2.70         0.75 - 2.00           0.90 - 2.17
                                  2016      2.68         0.75 - 2.00           0.07 - 1.32
                                  2015      2.72         0.75 - 2.00       (2.04) - (0.80)

  BHFTII MetLife Mid Cap          2019      1.11         1.00 - 1.95         23.12 - 24.29
     Stock Index Sub-Account      2018      0.99         1.00 - 1.95     (13.28) - (12.45)
                                  2017      1.17         1.00 - 1.95         13.38 - 14.46
                                  2016      0.99         1.00 - 1.95         17.76 - 18.89
                                  2015      0.87         1.00 - 1.95       (4.56) - (3.65)

  BHFTII MetLife MSCI EAFE(R)     2019      2.43         1.00 - 1.95         19.23 - 20.37
     Index Sub-Account            2018      2.76         1.00 - 1.95     (15.79) - (14.98)
                                  2017      2.44         1.00 - 1.95         22.15 - 23.31
                                  2016      2.41         1.00 - 1.95       (0.98) - (0.04)
                                  2015      3.12         1.00 - 1.95       (3.22) - (2.29)

  BHFTII MetLife Russell 2000(R)  2019      0.88         1.00 - 1.95         22.78 - 23.96
     Index Sub-Account            2018      0.82         1.00 - 1.95     (12.93) - (12.09)
                                  2017      0.99         1.00 - 1.95         12.10 - 13.16
                                  2016      1.08         1.00 - 1.95         18.59 - 19.72
                                  2015      0.90         1.00 - 1.95       (6.38) - (5.49)

  BHFTII MetLife Stock Index      2019      1.97         1.00 - 1.95         28.28 - 29.50
     Sub-Account                  2018      1.61         1.00 - 2.90       (7.43) - (5.78)
                                  2017      1.58         1.00 - 2.90         17.95 - 20.03
                                  2016      1.81         1.00 - 2.90          8.35 - 10.27
                                  2015      1.56         1.00 - 2.90       (1.82) - (0.09)

  BHFTII MFS(R) Total Return      2019      2.18         0.75 - 1.90         17.87 - 19.17
     Sub-Account                  2018      2.10         0.75 - 1.90       (7.55) - (6.52)
                                  2017      2.35         0.75 - 1.90         10.12 - 11.33
                                  2016      2.75         0.75 - 1.90           6.92 - 8.11
                                  2015      2.42         0.75 - 1.90       (2.23) - (1.14)

  BHFTII MFS(R) Value             2019      1.75         0.75 - 1.95         27.34 - 28.88
     Sub-Account                  2018      1.30         0.75 - 1.95     (11.98) - (10.92)
                                  2017      1.85         0.75 - 1.95         15.32 - 16.71
                                  2016      2.08         0.75 - 1.95         11.89 - 13.24
                                  2015      2.51         0.75 - 2.00       (2.34) - (1.11)

  BHFTII Neuberger Berman         2019        --         0.75 - 1.95         26.91 - 28.44
     Genesis Sub-Account          2018      0.10         0.75 - 1.95       (8.79) - (7.68)
                                  2017      0.18         0.75 - 1.95         13.26 - 14.63
                                  2016      0.21         0.75 - 1.95         16.11 - 17.51
                                  2015      0.16         0.75 - 1.95       (1.56) - (0.37)

                                     105

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                       AS OF DECEMBER 31
                                          -------------------------------------------
                                                           UNIT VALUE
                                                            LOWEST TO         NET
                                              UNITS        HIGHEST ($)    ASSETS ($)
                                          ------------  ---------------  ------------

  BHFTII T. Rowe Price Large        2019     1,072,500    15.75 - 44.75    36,415,233
     Cap Growth Sub-Account         2018     1,050,180    12.30 - 34.65    26,765,258
                                    2017     1,082,981    12.69 - 35.47    26,386,826
                                    2016     1,195,673     9.69 - 26.87    21,990,753
                                    2015     1,214,561     9.73 - 26.78    22,843,144

  BHFTII T. Rowe Price Small        2019         8,927    44.68 - 50.09       412,112
     Cap Growth Sub-Account         2018        11,317    34.28 - 38.24       400,874
                                    2017        12,927    37.48 - 41.60       502,259
                                    2016        14,995    31.18 - 34.43       483,761
                                    2015        16,556    28.50 - 31.32       487,781

  BHFTII VanEck Global Natural      2019       431,638     9.19 - 10.51     4,127,141
     Resources Sub-Account          2018       402,320      8.34 - 9.43     3,479,021
                                    2017       401,610    11.96 - 13.35     4,961,054
                                    2016       364,533    12.28 - 13.55     4,607,833
                                    2015       482,930      8.68 - 9.50     4,311,458

  BHFTII Western Asset              2019     1,839,569     3.95 - 44.12    65,273,070
     Management Strategic Bond      2018     2,028,696    27.43 - 38.83    64,242,084
     Opportunities Sub-Account      2017     2,173,596    29.15 - 40.67    72,787,296
                                    2016     2,294,873    27.54 - 37.86    72,139,687
                                    2015           700    28.52 - 29.13        20,143

  BHFTII Western Asset              2019     1,312,674    15.93 - 20.76    23,768,953
     Management U.S. Government     2018     1,481,884    15.37 - 19.81    25,701,077
     Sub-Account                    2017     1,468,504    15.57 - 19.86    25,666,671
                                    2016     1,530,869    15.62 - 19.72    26,776,937
                                    2015     1,586,953    15.94 - 19.71    27,884,257

  BlackRock Global Allocation V.I.  2019        52,374    23.85 - 24.83     1,299,249
     Sub-Account (Commenced         2018         9,262    20.57 - 21.36       197,767
     7/20/2015 and began
     transactions in 2018)

  Fidelity(R) VIP Contrafund        2019     1,001,771    1.31 - 110.40    19,110,902
     Sub-Account                    2018       812,628     1.02 - 84.79    17,097,852
                                    2017       462,227     1.11 - 91.54    20,973,115
                                    2016       401,852     6.55 - 75.89    18,917,042
                                    2015       401,103     6.17 - 71.00    19,201,982

  Fidelity(R) VIP                   2019           123   27.39 - 108.40        13,301
     Equity-Income Sub-Account      2018         1,307    21.85 - 86.57        36,464
                                    2017         2,297    24.23 - 96.09        64,477
                                    2016         2,475    21.81 - 86.59        62,060
                                    2015         3,431    18.79 - 74.67        71,803

  Fidelity(R) VIP Mid Cap           2019       168,355    73.48 - 85.13    13,094,588
     Sub-Account                    2018       197,251    60.65 - 69.77    12,632,647
                                    2017       226,637    72.35 - 82.65    17,298,553
                                    2016       249,389    61.02 - 69.22    16,028,724
                                    2015       263,325    55.43 - 62.44    15,335,678

                                                    FOR THE YEAR ENDED DECEMBER 31
                                          --------------------------------------------------
                                          INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                             INCOME          LOWEST TO          LOWEST TO
                                            RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                          -------------  ----------------  -----------------

  BHFTII T. Rowe Price Large        2019      0.18         1.30 - 1.95         28.07 - 29.17
     Cap Growth Sub-Account         2018      0.20         1.30 - 1.95       (3.07) - (2.32)
                                    2017      0.09         1.30 - 1.95         30.91 - 32.00
                                    2016        --         1.30 - 1.95         (0.43) - 0.35
                                    2015        --         1.30 - 1.95           8.38 - 9.24

  BHFTII T. Rowe Price Small        2019        --         1.40 - 1.90         30.34 - 30.99
     Cap Growth Sub-Account         2018        --         1.40 - 1.90       (8.55) - (8.08)
                                    2017      0.07         1.40 - 1.90         20.24 - 20.84
                                    2016      0.03         1.40 - 1.90           9.38 - 9.93
                                    2015        --         1.40 - 1.90           0.54 - 1.04

  BHFTII VanEck Global Natural      2019      0.35         0.75 - 1.95         10.18 - 11.51
     Resources Sub-Account          2018        --         0.75 - 1.95     (30.24) - (29.39)
                                    2017        --         0.75 - 1.95       (2.65) - (1.48)
                                    2016      0.59         0.75 - 1.95         40.97 - 42.67
                                    2015      0.21         0.75 - 2.00     (34.09) - (33.26)

  BHFTII Western Asset              2019      4.79         0.75 - 1.95         12.03 - 13.63
     Management Strategic Bond      2018      5.26         0.75 - 1.95       (5.89) - (4.52)
     Opportunities Sub-Account      2017      3.83         0.75 - 1.95           4.20 - 7.42
                                    2016      2.28         0.75 - 1.95           3.64 - 7.49
                                    2015      4.86         1.40 - 1.50       (3.46) - (3.36)

  BHFTII Western Asset              2019      2.51         0.95 - 2.00           3.69 - 4.78
     Management U.S. Government     2018      2.07         0.95 - 2.00       (1.31) - (0.26)
     Sub-Account                    2017      2.45         0.95 - 2.00         (0.33) - 0.72
                                    2016      2.35         0.95 - 2.00         (0.98) - 0.07
                                    2015      2.07         0.95 - 1.95       (1.63) - (0.64)

  BlackRock Global Allocation V.I.  2019      2.25         1.30 - 1.55         15.94 - 16.23
     Sub-Account (Commenced         2018      1.26         1.30 - 1.55       (7.68) - (7.53)
     7/20/2015 and began
     transactions in 2018)

  Fidelity(R) VIP Contrafund        2019      0.34         0.95 - 1.85         29.04 - 30.21
     Sub-Account                    2018      0.57         0.95 - 1.85       (8.21) - (7.38)
                                    2017      0.89         0.95 - 1.85         11.33 - 20.61
                                    2016      0.71         0.95 - 1.85           5.93 - 6.89
                                    2015      0.89         0.95 - 1.85       (1.29) - (0.39)

  Fidelity(R) VIP                   2019      2.07         1.40 - 1.50         25.21 - 25.34
     Equity-Income Sub-Account      2018      1.93         1.40 - 1.50       (9.91) - (9.82)
                                    2017      1.50         1.40 - 1.50         10.98 - 11.09
                                    2016      1.86         1.40 - 1.50         15.96 - 16.07
                                    2015      2.88         1.40 - 1.50       (5.66) - (5.57)

  Fidelity(R) VIP Mid Cap           2019      0.66         0.95 - 1.65         21.16 - 22.01
     Sub-Account                    2018      0.39         0.95 - 1.65     (16.18) - (15.58)
                                    2017      0.49         0.95 - 1.65         12.36 - 19.40
                                    2016      0.32         0.95 - 1.65         10.09 - 10.86
                                    2015      0.25         0.95 - 1.65       (3.24) - (2.56)

                                     106

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                   AS OF DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                     -------------------------------------------  --------------------------------------------------
                                                      UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                                       LOWEST TO         NET         INCOME          LOWEST TO          LOWEST TO
                                         UNITS        HIGHEST ($)    ASSETS ($)     RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                     ------------  ---------------  ------------  -------------  ----------------  -----------------

  FTVIPT Franklin Income VIP   2019       266,046    64.89 - 85.72    19,093,371      5.39         0.95 - 1.85         13.93 - 14.96
     Sub-Account               2018       294,051    56.95 - 74.56    18,485,748      4.79         0.95 - 1.85       (6.07) - (5.21)
                               2017       323,062    60.63 - 78.66    21,557,554      4.15         0.95 - 1.85           4.28 - 8.64
                               2016       346,722    56.31 - 72.41    21,429,895      5.01         0.95 - 1.85         11.93 - 12.95
                               2015       384,412    50.31 - 64.11    21,170,997      4.64         0.95 - 1.85       (8.76) - (7.93)

  FTVIPT Franklin Mutual       2019        80,076    35.23 - 40.02     2,993,280      1.78         1.10 - 1.65         20.57 - 21.23
     Shares VIP Sub-Account    2018        93,265    29.22 - 33.01     2,885,952      2.30         0.95 - 1.65     (10.56) - (10.07)
                               2017       113,949    32.68 - 37.89     3,922,157      2.22         0.95 - 1.65           1.65 - 7.33
                               2016       122,275    30.66 - 34.25     3,942,631      2.03         1.10 - 1.65         14.16 - 14.79
                               2015       129,815    26.86 - 29.84     3,653,863      3.03         1.10 - 1.65       (6.49) - (5.98)

  FTVIPT Franklin Small Cap    2019       171,679    18.61 - 45.97     3,350,116      1.05         0.95 - 1.55         24.40 - 25.15
     Value VIP Sub-Account     2018       196,488    14.95 - 36.86     3,044,422      0.89         0.95 - 1.55     (14.22) - (13.70)
                               2017       232,182    17.42 - 42.86     4,131,028      0.51         0.95 - 1.55           8.51 - 9.61
                               2016       240,405    15.98 - 16.85     3,903,614      0.82         0.95 - 1.50         28.25 - 28.96
                               2015       264,433    12.46 - 13.07     3,343,147      0.63         0.95 - 1.50       (8.77) - (8.26)

  FTVIPT Templeton Foreign     2019       452,328    14.84 - 38.12    11,164,052      1.72         1.30 - 1.90         10.41 - 11.27
     VIP Sub-Account           2018       465,043    13.40 - 34.32    10,188,360      2.66         1.30 - 1.90     (17.04) - (16.45)
                               2017       467,004    16.12 - 41.12    12,194,033      2.57         1.30 - 1.90         14.50 - 15.40
                               2016       514,287    14.04 - 35.70    11,685,523      1.96         1.30 - 1.90           5.16 - 6.00
                               2015       535,764    13.32 - 33.74    11,534,530      3.19         1.30 - 1.90       (8.25) - (7.61)

  FTVIPT Templeton Global      2019       465,524    18.44 - 20.91     8,916,190      7.13         0.95 - 1.55           0.44 - 1.05
     Bond VIP Sub-Account      2018       518,656    18.36 - 20.70     9,876,862        --         0.95 - 1.55           0.36 - 0.97
                               2017       566,437    18.29 - 20.50    10,736,739        --         0.95 - 1.55         (2.44) - 0.96
                               2016       589,940    18.39 - 20.30    11,126,544        --         0.95 - 1.50           1.41 - 1.97
                               2015       612,689    18.13 - 19.91    11,391,228      7.89         0.95 - 1.50       (5.73) - (5.21)

  Invesco Oppenheimer V.I.     2019        87,355    37.30 - 41.67     3,377,338        --         0.95 - 1.55         24.19 - 24.94
     Main Street Small Cap     2018       100,955    30.03 - 32.49     3,142,174      0.06         0.95 - 1.55     (11.92) - (11.52)
     Sub-Account               2017       124,024    34.10 - 37.64     4,378,792      0.63         0.95 - 1.55          7.39 - 12.84
                               2016       144,427    30.64 - 33.36     4,544,421      0.25         0.95 - 1.50         15.92 - 16.56
                               2015       154,239    26.43 - 28.62     4,179,638      0.64         0.95 - 1.50       (7.49) - (6.98)

  Invesco V.I. Equity and      2019       604,019    26.63 - 29.92    16,792,600      2.29         0.95 - 1.65         18.05 - 18.87
     Income Sub-Account        2018       667,340    22.56 - 25.17    15,704,635      1.99         0.95 - 1.65     (11.21) - (10.59)
                               2017       705,753    25.40 - 28.15    18,649,182      1.44         0.95 - 1.65           5.61 - 9.74
                               2016       771,024    23.31 - 25.65    18,652,644      1.65         0.95 - 1.65         12.96 - 13.75
                               2015       836,877    20.64 - 22.55    17,872,666      2.31         0.95 - 1.65       (4.18) - (3.51)

  Invesco V.I. International   2019       233,436    16.71 - 42.06     8,769,800      1.25         0.95 - 1.55         26.27 - 27.03
     Growth Sub-Account        2018       280,671    13.18 - 33.11     8,360,170      1.78         0.95 - 1.55     (16.52) - (16.01)
                               2017       306,466    15.72 - 39.43    10,924,135      1.24         0.95 - 1.55         15.47 - 21.57
                               2016       331,644    12.96 - 32.43     9,786,471      1.17         0.95 - 1.50       (2.18) - (1.64)
                               2015       343,336    13.20 - 32.97    10,351,518      1.28         0.95 - 1.50       (4.07) - (3.54)

  LMPVET ClearBridge Variable  2019     2,413,695     1.15 - 39.17    17,801,850      0.95         0.95 - 1.95         22.34 - 23.89
     Aggressive Growth         2018     1,881,024     0.94 - 31.62    15,342,826      0.58         0.95 - 1.95      (10.34) - (9.22)
     Sub-Account               2017       737,419     1.04 - 34.83    18,447,695      0.50         0.95 - 1.95          4.65 - 15.19
                               2016       635,486    16.82 - 30.24    16,840,229      0.65         0.95 - 1.95         (1.01) - 0.25
                               2015       659,012    16.99 - 30.16    17,489,432      0.34         0.95 - 1.95       (3.83) - (2.66)

                                     107

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                    AS OF DECEMBER 31
                                       -------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO         NET
                                           UNITS        HIGHEST ($)    ASSETS ($)
                                       ------------  ---------------  ------------

  LMPVET ClearBridge Variable    2019     2,552,956     1.36 - 92.27    24,573,880
     Appreciation Sub-Account    2018     1,932,776     1.07 - 71.72    22,409,019
                                 2017       439,951     1.11 - 73.70    26,287,438
                                 2016       422,725    49.55 - 62.23    23,691,227
                                 2015       454,520    46.01 - 57.24    23,566,939

  LMPVET ClearBridge Variable    2019       442,875    22.83 - 35.10    14,150,185
     Dividend Strategy           2018       521,884    17.65 - 26.97    12,903,855
     Sub-Account                 2017       572,108    18.87 - 28.66    15,145,887
                                 2016       664,108    16.10 - 24.31    14,930,164
                                 2015       720,660    14.24 - 21.38    14,325,561

  LMPVET ClearBridge Variable    2019         6,040    40.32 - 43.97       255,317
     Large Cap Growth            2018         6,572    31.09 - 33.77       213,754
     Sub-Account                 2017         8,673    31.69 - 34.28       286,531
                                 2016         8,139    25.68 - 27.67       216,950
                                 2015         9,250    24.37 - 26.15       233,660

  LMPVET ClearBridge Variable    2019        10,912    31.08 - 33.92       352,143
     Large Cap Value             2018        14,915    24.58 - 26.72       378,407
     Sub-Account                 2017        15,712    27.49 - 29.77       445,241
                                 2016        18,344    24.40 - 26.31       461,514
                                 2015        15,403    22.00 - 23.64       349,493

  LMPVET ClearBridge Variable    2019     1,064,009     1.44 - 51.30     5,569,386
     Small Cap Growth            2018       630,981     1.15 - 40.82     4,475,137
     Sub-Account                 2017       174,563     1.14 - 39.84     4,979,166
                                 2016       157,574    23.59 - 31.54     4,385,459
                                 2015       174,184    22.72 - 30.14     4,612,937

  LMPVET QS Variable             2019        61,120    26.82 - 30.42     1,715,186
     Conservative Growth         2018        78,225    23.23 - 26.20     1,917,375
     Sub-Account                 2017        89,801    24.70 - 27.71     2,336,136
                                 2016        97,631    22.12 - 24.68     2,269,182
                                 2015       110,832    20.93 - 23.22     2,433,690

  LMPVET QS Variable Growth      2019        40,975    25.60 - 28.05     1,087,531
     Sub-Account                 2018        45,503    21.23 - 23.17     1,003,940
                                 2017        58,448    23.47 - 25.52     1,420,325
                                 2016        67,986    20.00 - 21.65     1,411,867
                                 2015        72,554    18.74 - 20.21     1,409,068

  LMPVET QS Variable Moderate    2019         1,525    25.08 - 25.96        38,824
     Growth Sub-Account          2018         1,527    21.17 - 21.88        32,802
                                 2017         2,476    22.97 - 23.70        57,780
                                 2016         2,494    20.00 - 20.61        50,644
                                 2015         2,766    18.83 - 19.37        52,861

  LMPVIT Western Asset           2019     1,076,821     1.10 - 31.22     7,144,096
     Variable Global High Yield  2018       755,929     0.98 - 27.55     7,196,680
     Bond Sub-Account            2017       343,313     1.04 - 28.95     8,480,321
                                 2016       345,252    22.53 - 26.90     8,451,707
                                 2015       382,235    19.86 - 23.49     8,226,372

                                                 FOR THE YEAR ENDED DECEMBER 31
                                       --------------------------------------------------
                                       INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                          INCOME          LOWEST TO          LOWEST TO
                                         RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       -------------  ----------------  -----------------

  LMPVET ClearBridge Variable    2019      1.33         0.95 - 1.90         27.42 - 28.64
     Appreciation Sub-Account    2018      1.20         0.95 - 1.90       (3.60) - (2.68)
                                 2017      1.18         0.95 - 1.90         11.16 - 18.42
                                 2016      1.31         0.95 - 1.90           7.70 - 8.73
                                 2015      1.15         0.95 - 1.90         (0.31) - 0.64

  LMPVET ClearBridge Variable    2019      1.31         0.95 - 1.90         29.00 - 30.17
     Dividend Strategy           2018      1.36         0.95 - 1.90       (6.75) - (5.90)
     Sub-Account                 2017      1.31         0.95 - 1.90         12.29 - 17.89
                                 2016      1.41         0.95 - 1.90         12.68 - 13.69
                                 2015      1.60         0.95 - 1.90       (6.19) - (5.34)

  LMPVET ClearBridge Variable    2019      0.35         1.50 - 1.90         29.67 - 30.19
     Large Cap Growth            2018      0.28         1.50 - 1.90       (1.88) - (1.48)
     Sub-Account                 2017      0.24         1.50 - 1.90         23.41 - 23.90
                                 2016      0.50         1.50 - 1.90           5.37 - 5.79
                                 2015      0.44         1.50 - 1.90           7.73 - 8.16

  LMPVET ClearBridge Variable    2019      1.59         1.50 - 1.90         26.46 - 26.96
     Large Cap Value             2018      1.53         1.50 - 1.90     (10.60) - (10.24)
     Sub-Account                 2017      1.35         1.50 - 1.90         12.68 - 13.13
                                 2016      1.57         1.50 - 1.90         10.87 - 11.32
                                 2015      1.42         1.50 - 1.90       (4.70) - (4.31)

  LMPVET ClearBridge Variable    2019        --         0.95 - 1.90         24.49 - 25.67
     Small Cap Growth            2018        --         0.95 - 1.90           1.48 - 2.45
     Sub-Account                 2017        --         0.95 - 1.90         14.70 - 23.09
                                 2016        --         1.10 - 1.90           3.81 - 4.65
                                 2015        --         1.10 - 1.90       (6.18) - (5.42)

  LMPVET QS Variable             2019      1.99         1.10 - 1.65         15.44 - 16.08
     Conservative Growth         2018      2.39         1.10 - 1.65       (5.97) - (5.45)
     Sub-Account                 2017      2.35         1.10 - 1.65         11.70 - 12.31
                                 2016      2.28         1.10 - 1.65           5.67 - 6.26
                                 2015      1.92         1.10 - 1.65       (2.80) - (2.27)

  LMPVET QS Variable Growth      2019      1.52         1.25 - 1.65         20.57 - 21.05
     Sub-Account                 2018      2.33         1.25 - 1.65       (9.56) - (9.19)
                                 2017      1.73         1.25 - 1.65         17.39 - 17.86
                                 2016      1.45         1.25 - 1.65           6.72 - 7.15
                                 2015      1.39         1.25 - 1.65       (3.83) - (3.45)

  LMPVET QS Variable Moderate    2019      1.74         1.50 - 1.65         18.46 - 18.64
     Growth Sub-Account          2018      2.17         1.50 - 1.65       (7.82) - (7.68)
                                 2017      2.19         1.50 - 1.65         14.82 - 14.99
                                 2016      2.02         1.50 - 1.65           6.23 - 6.39
                                 2015      1.68         1.50 - 1.65       (3.39) - (3.25)

  LMPVIT Western Asset           2019      5.18         0.95 - 1.90         12.23 - 13.30
     Variable Global High Yield  2018      4.97         0.95 - 1.90       (5.74) - (4.83)
     Bond Sub-Account            2017      5.22         0.95 - 1.90           3.77 - 7.63
                                 2016      6.14         0.95 - 1.90         13.43 - 14.51
                                 2015      6.06         0.95 - 1.90       (7.61) - (6.73)

                                     108

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 AS OF DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                                    -------------------------------------------   --------------------------------------------------
                                                     UNIT VALUE                   INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                                      LOWEST TO         NET          INCOME          LOWEST TO          LOWEST TO
                                        UNITS        HIGHEST ($)    ASSETS ($)      RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                    ------------  ---------------  ------------   -------------  ----------------  -----------------

  PIMCO VIT High Yield        2019         2,812    25.04 - 26.15        71,192       4.97         1.30 - 1.50         13.02 - 13.24
     Sub-Account              2018         4,444    22.15 - 23.09        99,197       5.09         1.30 - 1.50       (4.11) - (3.91)
                              2017         5,354    23.10 - 24.03       124,773       4.87         1.30 - 1.50           5.03 - 5.23
                              2016         5,406    22.00 - 22.83       119,830       5.22         1.30 - 1.50         10.77 - 10.99
                              2015         6,064    19.86 - 20.57       121,278       5.25         1.30 - 1.50       (3.11) - (2.91)

  PIMCO VIT Low Duration      2019         2,824    15.01 - 15.30        42,724       2.77         1.40 - 1.50           2.48 - 2.58
     Sub-Account              2018         2,982    14.65 - 14.91        44,020       1.88         1.40 - 1.50       (1.16) - (1.06)
                              2017         3,972    14.82 - 15.07        59,454       1.34         1.40 - 1.50       (0.16) - (0.06)
                              2016         4,155    14.85 - 15.08        62,277       1.49         1.40 - 1.50         (0.10) - 0.00
                              2015         4,350    14.86 - 15.08        65,235       3.41         1.40 - 1.50       (1.18) - (1.08)

  Pioneer VCT Mid Cap Value   2019        33,435    52.46 - 62.43     1,849,005       1.09         0.95 - 1.65         25.99 - 26.87
     Sub-Account              2018        39,747    41.64 - 49.20     1,745,896       0.46         0.95 - 1.65     (20.82) - (20.26)
                              2017        44,335    52.59 - 61.70     2,454,357       0.62         0.95 - 1.65          4.86 - 11.80
                              2016        46,933    47.36 - 55.19     2,336,394       0.47         0.95 - 1.65         14.33 - 15.13
                              2015        47,288    41.43 - 47.94     2,051,323       0.55         0.95 - 1.65       (7.89) - (7.24)

  Pioneer VCT Real Estate     2019           391            35.27        13,796       1.95                1.65                 25.82
     Shares Sub-Account       2018           393            28.03        11,006       2.46                1.65                (9.06)
                              2017           394            30.83        12,151       2.31                1.65                  1.61
                              2016           396            30.34        12,007       3.24                1.65                  4.09
                              2015           397            29.15        11,585       2.07                1.65                  2.81

  Putnam VT Equity Income     2019         1,760    38.97 - 43.38        69,846       2.19         0.75 - 1.40         28.59 - 29.43
     Sub-Account              2018         2,446    30.30 - 33.52        75,058       0.69         0.75 - 1.40       (9.77) - (9.18)
                              2017         2,588    33.58 - 36.91        87,866       1.68         0.75 - 1.40         17.13 - 17.89
                              2016         2,546    28.67 - 31.31        73,748       1.58         0.75 - 1.40         12.06 - 12.79
                              2015         1,969    25.59 - 27.75        51,000       1.61         0.75 - 1.40       (4.39) - (3.77)

  Putnam VT Sustainable       2019        15,640            19.02       297,395       0.67                1.40                 34.82
     Leaders Sub-Account      2018        15,235            14.10       214,887       0.01                1.40                (2.66)
                              2017        17,982            14.49       260,560       0.85                1.40                 27.76
                              2016        18,697            11.34       212,052       0.98                1.40                  6.56
                              2015        20,399            10.64       217,119       0.72                1.40                (1.46)

  Russell Global Real Estate  2019           215            44.81         9,639       5.13                1.40                 19.95
     Securities Sub-Account   2018           215            37.36         8,036       4.50                1.40                (7.04)
                              2017           215            40.19         8,645       3.67                1.40                 10.25
                              2016           215            36.45         7,841       4.56                1.40                  1.59
                              2015           215            35.88         7,718       1.63                1.40                (1.15)

  Russell International       2019           959            14.71        14,108       2.67                1.40                 18.06
     Developed Markets        2018           959            12.46        11,950       1.70                1.40               (16.06)
     Sub-Account              2017           959            14.85        14,238       2.66                1.40                 23.24
                              2016           959            12.05        11,552       3.26                1.40                  0.94
                              2015           959            11.94        11,445       1.14                1.40                (2.69)

  Russell Strategic Bond      2019         1,250            20.45        25,559       2.76                1.40                  7.68
     Sub-Account              2018         1,250            18.99        23,737       2.12                1.40                (2.20)
                              2017         1,250            19.42        24,270       1.35                1.40                  2.42
                              2016         1,250            18.96        23,697       1.60                1.40                  1.67
                              2015         1,250            18.65        23,307       2.39                1.40                (1.53)

                                     109

              BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
            OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                  AS OF DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                                     -------------------------------------------   -------------------------------------------------
                                                     UNIT VALUE                    INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                      LOWEST TO          NET          INCOME          LOWEST TO         LOWEST TO
                                         UNITS       HIGHEST ($)     ASSETS ($)      RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                     ------------  ---------------  ------------   -------------  ----------------  ----------------

  Russell U.S. Small Cap       2019           206            24.75         5,106       0.57                1.40                21.36
     Equity Sub-Account        2018           206            20.39         4,207       0.47                1.40              (13.20)
                               2017           206            23.49         4,847       0.18                1.40                13.88
                               2016           206            20.63         4,257       0.84                1.40                17.01
                               2015           206            17.63         3,638       0.66                1.40               (8.48)

  Russell U.S. Strategic       2019         2,931            21.01        61,585       1.08                1.40                28.45
     Equity Sub-Account        2018         2,931            16.36        47,943       1.15                1.40              (10.91)
                               2017         2,931            18.36        53,811       1.02                1.40                19.12
                               2016         2,931            15.41        45,173       1.03                1.40                 9.10
                               2015         2,931            14.13        41,406       0.81                1.40               (0.30)

  TAP 1919 Variable Socially   2019         3,255    55.19 - 57.53       180,142       1.11         1.50 - 1.65        24.63 - 24.82
     Responsive Balanced       2018           322    44.28 - 46.09        14,651       1.01         1.50 - 1.65      (2.57) - (2.42)
     Sub-Account               2017           322    45.45 - 47.23        15,055       1.07         1.50 - 1.65        14.84 - 15.01
                               2016           340    39.58 - 41.07        13,795       0.85         1.50 - 1.65          4.50 - 4.65
                               2015           437    37.87 - 39.24        16,859       1.42         1.50 - 1.65      (3.32) - (3.18)

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying fund, portfolio or series net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund, portfolio or series in which the Sub-Account invests. The investment income ratio is calculated as a weighted average ratio since the Sub-Account may invest in two or more share classes, within the underlying fund, portfolio or series of the trusts which may have unique investment income ratios.

2 These amounts represent annualized contract expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund, portfolio or series have been excluded.

3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio or series and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Sub-Account.

9.  SUBSEQUENT EVENTS

The impact of the coronavirus ("COVID-19") outbreak on the future financial performance of the Separate Account's investments will depend on future developments, including the duration and spread of the outbreak and related advisories and restrictions. These developments and the impact of COVID-19 on the financial markets and the overall economy are highly uncertain, cannot be predicted and are not included in the results presented. If the financial markets and/or the overall economy are impacted for an extended period, the
Separate Account's future investment results may be materially adversely affected.

                                     110
                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

              Index to Financial Statements, Notes and Schedules

                                                                                                            Page
                                                                                                        --------
Report of Independent Registered Public Accounting Firm................................................     2
Financial Statements at December 31, 2019 and 2018 and for the Years Ended December 31, 2019, 2018 and
  2017:

Notes to the Financial Statements

Financial Statement Schedules at December 31, 2019 and 2018 and for the Years Ended December 31, 2019,
  2018 and 2017:

                                      1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholders and the Board of Directors of Brighthouse Life Insurance
Company of NY

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Brighthouse Life Insurance
Company of NY (the "Company") as of December 31, 2019 and 2018, and the related statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31,
2019, and the related notes and the schedules listed in the Index to Financial
Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31,
2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are
required to be independent with respect to the Company in accordance with the
U.S. federal securities laws and the applicable rules and regulations of the
Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
Charlotte, North Carolina
March 5, 2020

We have served as the Company's auditor since 2000.

                                      2

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                                Balance Sheets
                          December 31, 2019 and 2018

                (In millions, except share and per share data)

                                                                                                          2019     2018
                                                                                                         ------- -------
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $2,897 and
 $2,470, respectively).................................................................................. $ 3,067 $ 2,434
Mortgage loans (net of valuation allowances of $3 and $2, respectively).................................     625     448
Short-term investments, principally at estimated fair value.............................................      52      --
Other invested assets, principally at estimated fair value..............................................     108      36
                                                                                                         ------- -------
 Total investments......................................................................................   3,852   2,918
Cash and cash equivalents...............................................................................     148     120
Accrued investment income...............................................................................      25      21
Premiums, reinsurance and other receivables.............................................................   1,048     580
Deferred policy acquisition costs.......................................................................     175     186
Other assets............................................................................................      33      37
Separate account assets.................................................................................   4,676   4,268
                                                                                                         ------- -------
 Total assets........................................................................................... $ 9,957 $ 8,130
                                                                                                         ======= =======
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits.................................................................................. $   743 $   719
Policyholder account balances...........................................................................   2,339   1,692
Other policy-related balances...........................................................................       9       9
Payables for collateral under derivative transactions...................................................      85      24
Current income tax payable..............................................................................      30       2
Deferred income tax liability...........................................................................     114     108
Other liabilities.......................................................................................     912     471
Separate account liabilities............................................................................   4,676   4,268
                                                                                                         ------- -------
 Total liabilities......................................................................................   8,908   7,293
                                                                                                         ------- -------
Contingencies, Commitments and Guarantees (Note 12)
Stockholder's Equity
Common stock, par value $10 per share; 200,000 shares authorized, issued and outstanding................       2       2
Additional paid-in capital..............................................................................     491     416
Retained earnings (deficit).............................................................................     434     434
Accumulated other comprehensive income (loss)...........................................................     122     (15)
                                                                                                         ------- -------
 Total stockholder's equity.............................................................................   1,049     837
                                                                                                         ------- -------
 Total liabilities and stockholder's equity............................................................. $ 9,957 $ 8,130
                                                                                                         ======= =======

              See accompanying notes to the financial statements.

                                      3

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                           Statements of Operations
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                               2019      2018      2017
                                                             --------  --------  --------
Revenues
Premiums.................................................... $     23  $     37  $     26
Universal life and investment-type product policy fees......       97       102       104
Net investment income.......................................      122       100        86
Other revenues..............................................      (85)      (59)      (46)
Net investment gains (losses)...............................        4        (7)       (1)
Net derivative gains (losses)...............................       42       (18)     (157)
                                                             --------  --------  --------
 Total revenues.............................................      203       155        12
                                                             --------  --------  --------
Expenses
Policyholder benefits and claims............................       33         7        (4)
Interest credited to policyholder account balances..........       36        38        39
Amortization of deferred policy acquisition costs...........       22         1       (40)
Other expenses..............................................       81        66        66
                                                             --------  --------  --------
 Total expenses.............................................      172       112        61
                                                             --------  --------  --------
Income (loss) before provision for income tax...............       31        43       (49)
Provision for income tax expense (benefit)..................        3         5      (101)
                                                             --------  --------  --------
Net income (loss)........................................... $     28  $     38  $     52
                                                             ========  ========  ========

              See accompanying notes to the financial statements.

                                      4

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                   Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                                                        2019     2018    2017
                                                                                      -------  -------  ------
Net income (loss).................................................................... $    28  $    38  $   52
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets.........................     173      (62)     35
Unrealized gains (losses) on derivatives.............................................      --        5      (4)
                                                                                      -------  -------  ------
 Other comprehensive income (loss), before income tax................................     173      (57)     31
Income tax (expense) benefit related to items of other comprehensive income (loss)...     (36)      12      (6)
                                                                                      -------  -------  ------
 Other comprehensive income (loss), net of income tax................................     137      (45)     25
                                                                                      -------  -------  ------
 Comprehensive income (loss)......................................................... $   165  $    (7) $   77
                                                                                      =======  =======  ======

              See accompanying notes to the financial statements.

                                      5

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                      Statements of Stockholder's Equity
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                                              Accumulated
                                                    Additional   Retained        Other          Total
                                           Common    Paid-in     Earnings    Comprehensive  Stockholder's
                                           Stock     Capital     (Deficit)   Income (Loss)     Equity
                                         ---------- ----------- -----------  -------------  -------------
Balance at December 31, 2016............ $        2 $       341 $       349  $           5  $         697
Capital contribution....................                     75                                        75
Net income (loss).......................                                 52                            52
Effect of change in accounting principle                                 (5)             5             --
Other comprehensive income (loss), net
 of income tax..........................                                                20             20
                                         ---------- ----------- -----------  -------------  -------------
Balance at December 31, 2017............          2         416         396             30            844
Net income (loss).......................                                 38                            38
Other comprehensive income (loss), net
 of income tax..........................                                               (45)           (45)
                                         ---------- ----------- -----------  -------------  -------------
Balance at December 31, 2018............          2         416         434            (15)           837
Capital contribution....................                     75                                        75
Dividends paid to Brighthouse Life
 Insurance Company......................                                (28)                          (28)
Net income (loss).......................                                 28                            28
Other comprehensive income (loss), net
 of income tax..........................                                               137            137
                                         ---------- ----------- -----------  -------------  -------------
Balance at December 31, 2019............ $        2 $       491 $       434  $         122  $       1,049
                                         ========== =========== ===========  =============  =============

              See accompanying notes to the financial statements.

                                      6

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                           Statements of Cash Flows
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                                               2019       2018       2017
                                                                            ---------  ---------  ---------
Cash flows from operating activities
Net income (loss).......................................................... $      28  $      38  $      52
Adjustments to reconcile net income (loss) to net cash provided by (used
 in) operating activities:
 Amortization of premiums and accretion of discounts associated with
   investments, net........................................................         3          2          4
 (Gains) losses on investments, net........................................        (4)         7          1
 (Gains) losses on derivatives, net........................................       (27)        41         57
 Interest credited to policyholder account balances........................        36         38         39
 Universal life and investment-type product policy fees....................       (97)      (102)      (104)
 Change in accrued investment income.......................................        (4)        (2)        (2)
 Change in premiums, reinsurance and other receivables.....................        --        (15)      (291)
 Change in deferred policy acquisition costs...............................       (17)       (29)       (57)
 Change in income tax......................................................        (2)         7        (58)
 Change in other assets....................................................        92         97        105
 Change in future policy benefits and other policy-related balances........        21         41         52
 Change in other liabilities...............................................       (11)       (15)       355
                                                                            ---------  ---------  ---------
Net cash provided by (used in) operating activities........................        18        108        153
                                                                            ---------  ---------  ---------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities.................................................       626        408        549
 Mortgage loans............................................................        97          8         42
Purchases of:
 Fixed maturity securities.................................................    (1,067)      (702)      (845)
 Mortgage loans............................................................      (275)       (63)       (31)
Cash received in connection with freestanding derivatives..................       107          6          1
Cash paid in connection with freestanding derivatives......................       (41)       (59)        --
Net change in short-term investments.......................................       (52)        --         --
Net change in other invested assets........................................         6        (11)        --
                                                                            ---------  ---------  ---------
Net cash provided by (used in) investing activities........................      (599)      (413)      (284)
                                                                            ---------  ---------  ---------
Cash flows from financing activities
Policyholder account balances:
 Deposits..................................................................       645        470        254
 Withdrawals...............................................................      (144)      (149)      (127)
Net change in payables for collateral under derivative transactions........        61         18         (4)
Dividends paid.............................................................       (28)        --         --
Capital contribution.......................................................        75         --         75
                                                                            ---------  ---------  ---------
Net cash provided by (used in) financing activities........................       609        339        198
                                                                            ---------  ---------  ---------
Change in cash, cash equivalents and restricted cash.......................        28         34         67
Cash, cash equivalents and restricted cash, beginning of year..............       120         86         19
                                                                            ---------  ---------  ---------
Cash, cash equivalents and restricted cash, end of year.................... $     148  $     120  $      86
                                                                            =========  =========  =========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
 Income tax................................................................ $       5  $      (2) $     (42)
                                                                            =========  =========  =========

              See accompanying notes to the financial statements.

                                      7

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                       Notes to the Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

   "BHNY" and the "Company" refer to Brighthouse Life Insurance Company of NY, a New York domiciled life insurance company. Brighthouse Life Insurance Company of NY is a wholly-owned subsidiary of Brighthouse Life Insurance Company, which is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. ("BHF"
together with its subsidiaries and affiliates, "Brighthouse Financial"). The
Company is licensed to transact business in the state of New York.

   BHNY markets and/or administers traditional life, universal life, variable annuity and fixed annuity products to individuals. The Company is organized into two segments: Annuities and Life. In addition, the Company reports certain of its results of operations in Corporate & Other.

   In 2016, MetLife, Inc. (together with its subsidiaries and affiliates,
"MetLife") announced its plan to pursue the separation of a substantial portion of its former U.S. retail business (the "Separation"). In connection with the
Separation, 80.8% of MetLife, Inc.'s interest in BHF was distributed to holders of MetLife, Inc.'s common stock. On June 14, 2018, MetLife, Inc. divested its remaining shares of BHF common stock (the "MetLife Divestiture"). As a result,
MetLife, Inc. and its subsidiaries and affiliates are no longer considered related parties subsequent to the MetLife Divestiture.

Basis of Presentation

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain.
Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the
Company's business and operations. Actual results could differ from these estimates.

  Reclassifications

    Certain amounts in the prior years' financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as may be discussed when applicable in the Notes to the
  Financial Statements.

    Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

Summary of Significant Accounting Policies

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

      The Company establishes liabilities for future amounts payable under insurance policies. Insurance liabilities are generally equal to the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Assumptions used to measure the liability are based on the Company's experience, and include a margin for adverse deviation. The principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, policy renewal, investment returns, and expenses as appropriate to the respective product type.

      For traditional long-duration insurance contracts (term, whole life insurance and income annuities), assumptions are determined at issuance of the policy and are not updated unless a premium deficiency exists. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are less than expected future benefits and expenses (based on current assumptions). When a premium deficiency exists, the Company will reduce any deferred acquisition costs and may also establish an additional liability to eliminate the deficiency.
   To assess whether a premium deficiency exists, the Company groups insurance contracts based on the manner acquired, serviced and measured for profitability. In applying the profitability criteria, groupings are limited by segment.

      In certain cases, the liability for an insurance product may be sufficient in the aggregate, but the pattern of future earnings may result in profits followed by losses. In these situations, the Company may establish an additional liability to offset the losses that are expected to be recognized in later years.

      Policyholder account balances relate to customer deposits on universal life insurance and deferred annuity contracts and are equal to the sum of deposits, plus interest credited, less charges and withdrawals.

                                      8

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

      The Company issues directly, certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals.
   These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or
   (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either
   (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

      Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits
   ("GMWBs").

      Guarantees accounted for as embedded derivatives in policyholder account balances include the non-life contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   Recognition of Insurance Revenues and Deposits

      Premiums related to traditional life insurance and annuity contracts with life contingencies are recognized as revenues when due from policyholders.
   Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums for income annuities are due over a significantly shorter period than the period over which policyholder benefits are incurred, any excess profit is deferred and recognized into earnings in proportion to the amount of expected future benefit payments.

      Deposits related to universal life insurance and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of asset-based investment management fees, cost of insurance charges, risk charges, policy administration fees, and surrender charges.
   These fees, which are included in universal life and investment-type product policy fees, are recognized when assessed to the contract holder, except for non-level insurance charges which are deferred and amortized over the life of the contracts.

      Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Deferred Policy Acquisition Costs and Other Intangibles

    The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. These costs mainly consist of commissions and include the portion of employees'
  compensation and benefits related to time spent selling, underwriting or processing the issuance of new insurance contracts. All other acquisition-related costs are expensed as incurred.

    The Company amortizes DAC related to term life insurance, non-participating whole life and immediate annuities over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policy benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC balance is deemed to be unrecoverable from future expected profits.

    The Company amortizes DAC on deferred annuities, universal life and variable life insurance contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon investment returns in excess of the amounts credited to policyholders, mortality, persistency, benefit elections and withdrawals, interest crediting rates, and expenses to administer the business. When significant negative gross profits are expected in future periods, the Company substitutes the amount of insurance in-force for expected future gross profits as the amortization basis for DAC.

                                      9

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Assumptions for DAC are reviewed at least annually, and if they change significantly, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to net income. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits.

     The Company updates expected future gross profits to reflect the actual gross profits for each period, including changes to its nonperformance risk related to embedded derivatives and the actual amount of business remaining in-force. When actual gross profits exceed those previously estimated, the
  DAC amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the actual gross profits are below the previously expected future gross profits.

     DAC balances on deferred annuities, universal and variable life insurance contracts are also adjusted to reflect the effect of investment gains and losses and certain embedded derivatives (including changes in nonperformance risk). These adjustments can create fluctuations in net income from period to period. Changes in DAC balances related to unrealized gains and losses are recorded to other comprehensive income (loss) ("OCI").

     DAC balances and amortization for variable contracts can be significantly impacted by changes in expected future gross profits related to projected separate account rates of return. The Company's practice of determining changes in separate account returns assumes that long-term appreciation in equity markets is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

     Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If a modification is considered to have substantially changed the contract, the associated DAC is written off immediately as net income and any new acquisition costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

     The Company also has intangible assets representing deferred sales inducements ("DSI") and the value of distribution agreements ("VODA") which are included in other assets. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of DSI is included in policyholder benefits and claims. VODA represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination.
  The VODA associated with past business combinations is amortized over useful lives ranging from 10 to 40 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews DSI and VODA to determine whether the assets are impaired.

  Reinsurance

     The Company enters into reinsurance arrangements pursuant to which it cedes certain insurance risks to unaffiliated and related party reinsurers.
  Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The accounting for reinsurance arrangements depends on whether the arrangement provides indemnification against loss or liability relating to insurance risk in accordance with GAAP.

     For ceded reinsurance of existing in-force blocks of insurance contracts that transfer significant insurance risk, premiums, benefits and the amortization of DAC are reported net of reinsurance ceded. Amounts recoverable from reinsurers related to incurred claims and ceded reserves are included in premiums, reinsurance and other receivables and amounts payable to reinsurers included in other liabilities.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

                                      10

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. Under certain reinsurance agreements, the Company withholds the funds rather than transferring the underlying investments and, as a result, records a funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio. Certain funds withheld arrangements may also contain embedded derivatives measured at fair value that are related to the investment return on the assets withheld.

     The Company cedes the risk associated with the variable annuities with guaranteed minimum benefits to Brighthouse Life Insurance Company. Certain features of the ceded guarantees are accounted for as an embedded derivative and measured at fair value.

  Index-linked Annuities

     The Company issues index-linked annuities. The crediting rate associated with index-linked annuities is accounted for at fair value as an embedded derivative. The estimated fair value is determined using a combination of an option pricing model and an option-budget approach. Under this approach, the company estimates the cost of funding the crediting rate using option pricing and establishes that cost on the balance sheet as a reduction to the initial deposit amount. In subsequent periods, the embedded derivative is remeasured at fair value while the reduction in initial deposit is accreted back up to the initial deposit over the estimated life of the contract.

  Investments

   Net Investment Income and Net Investment Gains (Losses)

      Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

   Fixed Maturity Securities Available-For-Sale

      The Company's fixed maturity securities are classified as
   available-for-sale ("AFS") and are reported at their estimated fair value.
   Unrealized investment gains and losses on these securities are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. Publicly-traded security transactions are recorded on a trade date basis, while privately-placed and bank loan security transactions are recorded on a settlement date basis. Investment gains and losses on sales are determined on a specific identification basis.

      Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts and is based on the estimated economic life of the securities, which for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities
   ("CMBS") and asset-backed securities ("ABS") (collectively, "Structured
   Securities") considers the estimated timing and amount of prepayments of the underlying loans. The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates.

      Amortization of premium and accretion of discount on Structured
   Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed, and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis

      The Company periodically evaluates fixed maturity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age.

      For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
   (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost

                                      11

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an
   OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss")
   is recorded in OCI.

   Mortgage Loans

      Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and any deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

   Short-term Investments

      Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

   Other Invested Assets

      Other invested assets consist principally of freestanding derivatives with positive estimated fair values which are described in "-- Derivatives"
   below.

  Derivatives

   Freestanding Derivatives

      Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

      If a derivative is not designated or did not qualify as an accounting hedge, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

      The Company generally reports cash received or paid for a derivative in the investing activity section of the statement of cash flows except for cash flows of certain derivative options with deferred premiums, which are reported in the financing activity section of the statement of cash flows.

   Hedge Accounting

      The Company primarily designates derivatives as a hedge of a forecasted transaction or a variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in fair value are recorded in OCI and subsequently reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

      The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative or hedged item expires, is sold, terminated, or exercised;
   (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

      When hedge accounting is discontinued the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses). The changes in

                                      12

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   estimated fair value of derivatives previously recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. When the hedged item matures or is sold, or the forecasted transaction is not probable of occurring, the Company immediately reclassifies any remaining balances in OCI to net derivative gains (losses).

   Embedded Derivatives

      The Company has certain insurance and reinsurance contracts that contain embedded derivatives which are required to be separated from their host contracts and reported as derivatives. These host contracts include:
   variable annuities with guaranteed minimum benefits; index-linked annuities that are directly written; and ceded reinsurance of variable annuity with guaranteed minimum benefits. Embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables on the balance sheets. Embedded derivatives within liability host contracts are presented within policyholder account balances on the balance sheets.
   Changes in the estimated fair value of the embedded derivative are reported in net derivative gains (losses).

      See "-- Variable Annuity Guarantees," "Index-Linked Annuities" and "--
   Reinsurance" for additional information on the accounting policies for embedded derivatives bifurcated from variable annuity and reinsurance host contracts.

  Fair Value

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

    In determining the estimated fair value of the Company's investments, fair values are based on unadjusted quoted prices for identical investments in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical investments, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of investments.

  Separate Accounts

    Separate accounts underlying the Company's variable life and annuity contracts are reported at fair value. Assets in separate accounts supporting the contract liabilities are legally insulated from the Company's general account liabilities. Investments in these separate accounts are directed by the contract holder and all investment performance, net of contract fees and assessments, is passed through to the contract holder. Investment performance and the corresponding amounts credited to contract holders of such separate accounts are offset within the same line on the statements of operations.

    Separate accounts that do not pass all investment performance to the contract holder, including those underlying certain index-linked annuities, are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses. The accounting for investments in these separate accounts is consistent with the methodologies described herein for similar financial instruments held within the general account.

    The Company receives asset-based distribution and service fees from mutual funds available to the variable life and annuity contract holders as investment options in its separate accounts. These fees are recognized in the period in which the related services are performed and are included in other revenues in the statement of operations.

  Income Tax

     Income taxes as presented herein attribute current and deferred income taxes of MetLife, Inc., for periods up until the Separation, to Brighthouse
  Financial in a manner that is systematic, rational and consistent with the asset and liability method prescribed by the Financial Accounting Standards
  Board ("FASB") guidance Accounting Standards Codification 740 - Income Taxes
  ("ASC 740"). The Company's income tax provision was prepared following the modified separate return method. The modified separate return method applies
  ASC 740 to the stand-alone financial statements of each member of the consolidated group as if the group member were a separate taxpayer and a stand-alone enterprise, after providing benefits for losses. The Company's accounting for income taxes represents management's best estimate of various events and transactions.

                                      13

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances.
  When making such determination, the Company considers many factors, including the jurisdiction in which the deferred tax asset was generated, the length of time that carryforward can be utilized in the various taxing jurisdictions, future taxable income exclusive of reversing temporary differences and carryforwards, future reversals of existing taxable temporary differences, taxable income in prior carryback years, tax planning strategies and the nature, frequency, and amount of cumulative financial reporting income and losses in recent years.

     The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

     The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

  Litigation Contingencies

     The Company is a party to a number of legal actions and may be involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's financial statements.

  Other Accounting Policies

   Cash and Cash Equivalents

      The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at estimated fair value or amortized cost, which approximates estimated fair value.

   Employee Benefit Plans

      Brighthouse Services, LLC ("Brighthouse Services"), an affiliate, sponsors qualified and non-qualified defined contribution plans, and New
   England Life Insurance Company, an affiliate, sponsors certain frozen defined benefit pension and postretirement plans. Within its statement of operations, the Company has included expenses associated with its participants in these plans.

Adoption of New Accounting Pronouncements

   Changes to GAAP are established by the FASB in the form of accounting standards updates ("ASUs") to the FASB Accounting Standards Codification. The
Company considers the applicability and impact of all ASUs. ASUs not listed below were assessed and determined to be either not applicable or are not expected to have a material impact on the Company's financial statements. There were no ASUs adopted during 2019 that had a material impact on the Company's financial statements.

                                      14

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   ASUs issued but not yet adopted as of December 31, 2019 are summarized in the table below.

-----------------------------------------------------------------------------------------------------------------------
       Standard                      Description                  Effective Date      Impact on Financial Statements
-----------------------------------------------------------------------------------------------------------------------
ASU 2018-12, Financial  The amendments to Topic 944 will       January 1, 2022       The Company is in the early
Services -Insurance     result in significant changes to the                         stages of evaluating the new
(Topic 944): Targeted   accounting for long-duration                                 guidance and therefore is unable
Improvements to the     insurance contracts. These changes                           to estimate the impact to its
Accounting for Long-    (1) require all guarantees that                              financial statements. The most
Duration Contracts      qualify as market risk benefits to be                        significant impact is expected to
                        measured at fair value, (2) require                          be the measurement of liabilities
                        more frequent updating of assumptions                        for variable annuity guarantees.
                        and modify existing discount rate
                        requirements for certain insurance
                        liabilities, (3) modify the methods
                        of amortization for DAC, and
                        (4) require new qualitative and
                        quantitative disclosures around
                        insurance contract asset and
                        liability balances and the judgments,
                        assumptions and methods used to
                        measure those balances. The market
                        risk benefit guidance is required to
                        be applied on a retrospective basis,
                        while the changes to guidance for
                        insurance liabilities and DAC may be
                        applied to existing carrying amounts
                        on the effective date or on a
                        retrospective basis.
-----------------------------------------------------------------------------------------------------------------------
ASU 2016-13, Financial  The amendments to Topic 326 replace    January 1, 2020       The adoption of this new
Instruments - Credit    the incurred loss impairment           using the modified    guidance will not have a material
Losses (Topic 326):     methodology for certain financial      retrospective method  impact on the Company's
Measurement of Credit   instruments with one that reflects     (with early adoption  financial statements.
Losses on Financial     expected credit losses based on        permitted beginning
Instruments             historical loss information, current   January 1, 2019)
                        conditions, and reasonable and
                        supportable forecasts. The new
                        guidance also requires that an OTTI
                        on a debt security will be recognized
                        as an allowance going forward, such
                        that improvements in expected future
                        cash flows after an impairment will
                        no longer be reflected as a
                        prospective yield adjustment through
                        net investment income, but rather a
                        reversal of the previous impairment
                        and recognized through realized
                        investment gains and losses.
-----------------------------------------------------------------------------------------------------------------------

2. Segment Information

   The Company is organized into two segments: Annuities and Life. In addition, the Company reports certain of its results of operations in Corporate & Other.

Annuities

   The Annuities segment consists of a variety of variable, fixed, index-linked and income annuities designed to address contract holders' needs for protected wealth accumulation on a tax-deferred basis, wealth transfer and income security.

Life

   The Life segment consists of insurance products and services, including term, whole and universal life products designed to address policyholders'
needs for financial security and protected wealth transfer, which may be provided on a tax-advantaged basis.

Corporate & Other

   Corporate & Other contains the excess capital not allocated to the segments and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes term life insurance sold direct to consumers, which is no longer being offered for new sales.

Financial Measures and Segment Accounting Policies

   Adjusted earnings is a financial measure used by management to evaluate performance, allocate resources and facilitate comparisons to industry results.
Consistent with GAAP guidance for segment reporting, adjusted earnings is also used to measure segment performance. The Company believes the presentation of adjusted earnings, as the Company measures it for

                                      15

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

2. Segment Information (continued)

management purposes, enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business. Adjusted earnings should not be viewed as a substitute for net income (loss).

   Adjusted earnings, which may be positive or negative, focuses on the
Company's primary businesses principally by excluding the impact of market volatility, which could distort trends.

   The following are significant items excluded from total revenues, net of income tax, in calculating adjusted earnings:

   .   Net investment gains (losses);

   .   Net derivative gains (losses) except earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment; and

   .   Certain variable annuity GMIB fees ("GMIB Fees") and amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses).

   The following are significant items excluded from total expenses, net of income tax, in calculating adjusted earnings:

   .   Amounts associated with benefits related to GMIBs ("GMIB Costs");

   .   Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments"); and

   .   Amortization of DAC related to: (i) net investment gains (losses), (ii)
       net derivative gains (losses), (iii) GMIB Fees and GMIB Costs and
       (iv) Market Value Adjustments.

   The tax impact of the adjustments mentioned above is calculated net of the statutory tax rate, which could differ from the Company's effective tax rate.

   The segment accounting policies are the same as those used to prepare the
Company's financial statements, except for the adjustments to calculate adjusted earnings described above. In addition, segment accounting policies include the methods of capital allocation described below.

   Segment investment and capitalization targets are based on statutory oriented risk principles and metrics. Segment invested assets backing liabilities are based on net statutory liabilities plus excess capital. For the variable annuity business, the excess capital held is based on the target statutory total asset requirement consistent with the Company's variable annuity risk management strategy. For insurance businesses other than variable annuities, excess capital held is based on a percentage of required statutory risk-based capital ("RBC"). Assets in excess of those allocated to the segments, if any, are held in Corporate & Other. Segment net investment income reflects the performance of each segment's respective invested assets.

   Set forth in the tables below are the operating results with respect to the
Company's segments, as well as Corporate & Other, for the years ended
December 31, 2019, 2018 and 2017 and at December 31, 2019 and 2018.

                                                   Operating Results
                                              --------------------------
                                                               Corporate
 Year Ended December 31, 2019                 Annuities  Life   & Other       Total
--------------------------------------------  ---------  ----  ---------  ---------
                                                          (In millions)
 Pre-tax adjusted earnings...................      $(32) $(10)       $--       $(42)
 Provision for income tax expense (benefit)..        (8)   (2)        (2)       (12)
                                              ---------  ----  ---------  ---------
  Adjusted earnings..........................      $(24) $ (8)       $ 2        (30)
                                              =========  ====  =========
 Adjustments for:
 Net investment gains (losses)...............                                     4
 Net derivative gains (losses)...............                                    42
 Other adjustments to net income (loss)......                                    27
 Provision for income tax (expense) benefit..                                   (15)
                                                                          ---------
  Net income (loss)..........................                                  $ 28
                                                                          =========

 Interest revenue............................      $ 83  $ 37        $ 2

                                      16

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

2. Segment Information (continued)

                                                                    Corporate
 Balance at December 31, 2019                 Annuities     Life     & Other      Total
--------------------------------------------  ---------- ---------- ---------  ----------
                                                             (In millions)
 Total assets................................ $    7,888 $    1,933  $    136  $    9,957
 Separate account assets..................... $    4,676 $       --  $     --  $    4,676
 Separate account liabilities................ $    4,676 $       --  $     --  $    4,676

                                                     Operating Results
                                              -------------------------------
                                                                    Corporate
 Year Ended December 31, 2018                 Annuities     Life     & Other      Total
--------------------------------------------  ---------- ---------- ---------  ----------
                                                             (In millions)
 Pre-tax adjusted earnings................... $       27 $       25  $     (2) $       50
 Provision for income tax expense (benefit)..          4          5        (2)          7
                                              ---------- ---------- ---------  ----------
  Adjusted earnings.......................... $       23 $       20  $     --          43
                                              ========== ========== =========
 Adjustments for:
 Net investment gains (losses)...............                                          (7)
 Net derivative gains (losses)...............                                         (18)
 Other adjustments to net income (loss)......                                          18
 Provision for income tax (expense) benefit..                                           2
                                                                               ----------
  Net income (loss)..........................                                  $       38
                                                                               ==========

 Interest revenue............................ $       64 $       35  $      1

                                                                    Corporate
 Balance at December 31, 2018                 Annuities     Life     & Other      Total
--------------------------------------------  ---------- ---------- ---------  ----------
                                                             (In millions)
 Total assets................................ $    7,034 $    1,084  $     12  $    8,130
 Separate account assets..................... $    4,268 $       --  $     --  $    4,268
 Separate account liabilities................ $    4,268 $       --  $     --  $    4,268

                                                     Operating Results
                                              -------------------------------
                                                                    Corporate
 Year Ended December 31, 2017                 Annuities     Life     & Other        Total
--------------------------------------------  ---------- ---------- ---------  ----------
                                                             (In millions)
 Pre-tax adjusted earnings................... $       65 $        2  $      7  $       74
 Provision for income tax expense (benefit)..         16          1       (75)        (58)
                                              ---------- ---------- ---------  ----------
  Adjusted earnings.......................... $       49 $        1  $     82         132
                                              ========== ========== =========
 Adjustments for:
 Net investment gains (losses)...............                                          (1)
 Net derivative gains (losses)...............                                        (157)
 Other adjustments to net income (loss)......                                          35
 Provision for income tax (expense) benefit..                                          43
                                                                               ----------
  Net income (loss)..........................                                  $       52
                                                                               ==========

 Interest revenue............................ $       57 $       19  $     10

                                      17

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

2. Segment Information (continued)

   The following table presents total revenues with respect to the Company's segments, as well as Corporate & Other:

                                                  Years Ended December 31,
                                               ------------------------------
                                                 2019       2018       2017
                                               --------- ---------  ---------
                                                        (In millions)
  Annuities................................... $      90 $     103  $     108
  Life........................................        51        60         36
  Corporate & Other...........................         3         4         12
  Adjustments.................................        59       (12)      (144)
                                               --------- ---------  ---------
   Total...................................... $     203 $     155  $      12
                                               ========= =========  =========

   The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product group:

                                                              Years Ended December 31,
                                                             --------------------------
                                                               2019     2018     2017
                                                             -------- -------- --------
                                                                   (In millions)
 Annuity products........................................... $     19 $     53 $     64
 Life insurance products....................................       16       27       20
                                                             -------- -------- --------
  Total..................................................... $     35 $     80 $     84
                                                             ======== ======== ========

   All of the Company's premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

   Revenues derived from any individual customer did not exceed 10% of premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2019, 2018 and 2017.

3. Insurance

Insurance Liabilities

   Insurance liabilities, including affiliated insurance liabilities on reinsurance ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                                                  December 31,
                                                             -----------------------
                                                                2019        2018
                                                             ----------- -----------
                                                                  (In millions)
 Annuities.................................................. $     2,714 $     2,051
 Life.......................................................         367         360
 Corporate & Other..........................................          10           9
                                                             ----------- -----------
  Total..................................................... $     3,091 $     2,420
                                                             =========== ===========

   See Note 5 for discussion of affiliated reinsurance liabilities included in the table above.

Assumptions for Future Policyholder Benefits and Policyholder Account Balances

   For non-participating term and whole life insurance, assumptions for mortality and persistency are based upon the Company's experience. Interest rate assumptions for the aggregate future policy benefit liabilities range from
3% to 5%. The liability for single premium immediate annuities is based on the present value of expected future payments using the Company's experience for mortality assumptions, with interest rate assumptions used in establishing such liabilities ranging from 3% to 6%.

   Policyholder account balances liabilities for deferred annuities and universal life insurance have interest credited rates ranging from 1% to 7%.

                                      18

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

3. Insurance (continued)

Guarantees

   The Company issues variable annuity contracts with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and the portion of certain GMIBs that do not require annuitization are accounted for as embedded derivatives in policyholder account balances and are further discussed in
Note 7.

   The assumptions for GMDBs and GMIBs included in future policyholder benefits include projected separate account rates of return, general account investment returns, interest crediting rates, mortality, in-force or persistency, benefit elections and withdrawals, and expenses to administer business. GMIBs also include an assumption for the percentage of the potential annuitizations that may be elected by the contract holder, while GMWBs include assumptions for withdrawals.

   See Note 1 for more information on GMDBs and GMIBs accounted for as insurance liabilities.

   Information regarding the liabilities for guarantees (excluding policyholder account balances and embedded derivatives) relating to variable annuity contracts was as follows:

                                                   Variable Annuity Contracts
                                                   --------------------------
                                                      GMDBs        GMIBs       Total
                                                   ----------    ----------   --------
                                                            (In millions)
Direct
Balance at January 1, 2017........................ $       10    $      149   $    159
Incurred guaranteed benefits......................          2            23         25
Paid guaranteed benefits..........................         --            --         --
                                                   ----------    ----------   --------
Balance at December 31, 2017......................         12           172        184
Incurred guaranteed benefits......................          1            26         27
Paid guaranteed benefits..........................         --            --         --
                                                   ----------    ----------   --------
Balance at December 31, 2018......................         13           198        211
Incurred guaranteed benefits......................          1             4          5
Paid guaranteed benefits..........................         --            --         --
                                                   ----------    ----------   --------
Balance at December 31, 2019...................... $       14    $      202   $    216
                                                   ==========    ==========   ========
Ceded
Balance at January 1, 2017........................ $       10    $       52   $     62
Incurred guaranteed benefits......................          3             9         12
Paid guaranteed benefits..........................         --            --         --
                                                   ----------    ----------   --------
Balance at December 31, 2017......................         13            61         74
Incurred guaranteed benefits......................         (1)           11         10
Paid guaranteed benefits..........................         --            --         --
                                                   ----------    ----------   --------
Balance at December 31, 2018......................         12            72         84
Incurred guaranteed benefits......................         --             2          2
Paid guaranteed benefits..........................         --            --         --
                                                   ----------    ----------   --------
Balance at December 31, 2019...................... $       12    $       74   $     86
                                                   ==========    ==========   ========
Net
Balance at January 1, 2017........................ $       --    $       97   $     97
Incurred guaranteed benefits......................         (1)           14         13
Paid guaranteed benefits..........................         --            --         --
                                                   ----------    ----------   --------
Balance at December 31, 2017......................         (1)          111        110
Incurred guaranteed benefits......................          2            15         17
Paid guaranteed benefits..........................         --            --         --
                                                   ----------    ----------   --------
Balance at December 31, 2018......................          1           126        127
Incurred guaranteed benefits......................          1             2          3
Paid guaranteed benefits..........................         --            --         --
                                                   ----------    ----------   --------
Balance at December 31, 2019...................... $        2    $      128   $    130
                                                   ==========    ==========   ========

                                      19

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

3. Insurance (continued)

   Information regarding the Company's guarantee exposure was as follows at:

                                                                         December 31,
                                           ---------------------------------------------------------------------
                                                           2019                                 2018
                                           --------------------------------     --------------------------------
                                               In the               At              In the               At
                                           Event of Death      Annuitization    Event of Death      Annuitization
                                           --------------     -------------     --------------     -------------
                                                                     (Dollars in millions)
Annuity Contracts (1), (2)
Variable Annuity Guarantees
Total account value (3)...................    $     4,683       $     3,742        $     4,274       $     3,484
Separate account value....................    $     4,675       $     3,741        $     4,267       $     3,483
Net amount at risk........................    $         4 (4)   $       310 (5)    $       193 (4)   $       275 (5)
Average attained age of contract holders..       68 years          68 years           67 years          67 years
-------------

(1) The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2) Includes direct business, but excludes offsets from hedging or reinsurance, if any. Therefore, the net amount at risk presented reflects the economic exposures of living and death benefit guarantees associated with variable annuities, but not necessarily their impact on the Company. See Note 5 for a discussion of guaranteed minimum benefits which have been reinsured.

(3) Includes the contract holder's investments in the general account and separate account, if applicable.

(4) Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(5) Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contract holders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contract holders have achieved.

    Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                      ---------------------
                                         2019       2018
                                      ---------- ----------
                                          (In millions)
                     Fund Groupings:
                     Balanced........ $    3,001 $    2,769
                     Equity..........      1,180      1,014
                     Bond............        495        486
                                      ---------- ----------
                       Total......... $    4,676 $    4,269
                                      ========== ==========

                                      20

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

4. Deferred Policy Acquisition Costs and Other Intangibles

   See Note 1 for a description of capitalized acquisition costs.

   Information regarding DAC was as follows:

                                                                     Years Ended December 31,
                                                                   ----------------------------
                                                                     2019      2018      2017
                                                                   --------  --------  --------
                                                                           (In millions)
DAC:
Balance at January 1,............................................. $    186  $    131  $     85
Capitalizations...................................................       39        30        17
Amortization related to net investment gains (losses) and net
 derivative gains (losses)........................................       17        25        50
All other amortization............................................      (39)      (26)      (10)
                                                                   --------  --------  --------
 Total amortization...............................................      (22)       (1)       40
                                                                   --------  --------  --------
Unrealized investment gains (losses)..............................      (28)       26       (11)
                                                                   --------  --------  --------
Balance at December 31,........................................... $    175  $    186  $    131
                                                                   ========  ========  ========

   Information regarding total DAC by segment, was as follows at:

                                                      December 31,
                                                    -----------------
                                                      2019     2018
                                                    -------- --------
                                                      (In millions)
           Annuities............................... $    156 $    164
           Life....................................       19       22
                                                    -------- --------
            Total.................................. $    175 $    186
                                                    ======== ========

   Information regarding other intangibles was as follows:

                                               Years Ended December 31,
                                           -------------------------------
                                              2019       2018       2017
                                           ---------  ---------  ---------
                                                    (In millions)
    DSI:
    Balance at January 1,................. $      29  $      27  $      30
    Amortization..........................        (2)        (2)        --
    Unrealized investment gains (losses)..        (2)         4         (3)
                                           ---------  ---------  ---------
    Balance at December 31,............... $      25  $      29  $      27
                                           =========  =========  =========
    VODA:
    Balance at January 1,................. $       8  $       9  $      10
    Amortization..........................        (1)        (1)        (1)
                                           ---------  ---------  ---------
    Balance at December 31,............... $       7  $       8  $       9
                                           =========  =========  =========
    Accumulated amortization.............. $      13  $      12  $      11
                                           =========  =========  =========

   The VODA estimated future amortization expense to be reported in other expenses is $1 million in each of 2020, 2021, 2022, 2023 and 2024.

5. Reinsurance

   The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities

                                      21

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

5. Reinsurance (continued)

relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 6.

Annuities

   For annuities, the Company currently reinsures to its parent Brighthouse
Life Insurance Company and formerly reinsured to MLIC, 100% of certain variable annuity risks or 100% of the living and death benefit guarantees issued in connection with variable annuities. Under the benefit guarantee reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

Life

   For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently retains up to $100,000 per life and reinsures 100% of amounts in excess of the amount the Company retains. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Catastrophe Coverage

   The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

   The Company reinsures its business through a diversified group of reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process.
Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2019 and 2018, were not significant.

   The Company has secured certain reinsurance recoverable balances with irrevocable letters of credit and funds withheld accounts. The Company had
$23 million and $26 million of unsecured reinsurance recoverable balances with third-parties at December 31, 2019 and 2018, respectively.

   At December 31, 2019, the Company had $454 million of net ceded reinsurance recoverables with third-parties. Of this total, $451 million, or 99%, were with the Company's five largest ceded reinsurers, including $20 million of net ceded reinsurance recoverables which were unsecured. At December 31, 2018, the
Company had $27 million of net ceded reinsurance recoverables with third-parties. Of this total, $24 million, or 89%, were with the Company's five largest ceded reinsurers, all of which were unsecured.

                                      22

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

5. Reinsurance (continued)

   The amounts on the statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                  Years Ended December 31,
                                                                ----------------------------
                                                                  2019      2018      2017
                                                                --------  --------  --------
                                                                        (In millions)
Premiums
Direct premiums................................................ $     86  $     91  $     93
Reinsurance ceded..............................................      (63)      (54)      (67)
                                                                --------  --------  --------
 Net premiums.................................................. $     23  $     37  $     26
                                                                ========  ========  ========
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees.. $    101  $    106  $    108
Reinsurance ceded..............................................       (4)       (4)       (4)
                                                                --------  --------  --------
 Net universal life and investment-type product policy fees.... $     97  $    102  $    104
                                                                ========  ========  ========
Other revenues
Direct other revenues.......................................... $     13  $     13  $     13
Reinsurance ceded..............................................      (98)      (72)      (59)
                                                                --------  --------  --------
 Net other revenues............................................ $    (85) $    (59) $    (46)
                                                                ========  ========  ========
Policyholder benefits and claims
Direct policyholder benefits and claims........................ $     92  $     98  $    106
Reinsurance ceded..............................................      (59)      (91)     (110)
                                                                --------  --------  --------
 Net policyholder benefits and claims.......................... $     33  $      7  $     (4)
                                                                ========  ========  ========
Other expenses
Direct other expenses.......................................... $     87  $     74  $     69
Reinsurance ceded..............................................       (6)       (8)       (3)
                                                                --------  --------  --------
 Net other expenses............................................ $     81  $     66  $     66
                                                                ========  ========  ========

   The amounts on the balance sheets include the impact of reinsurance.
Information regarding the significant effects of reinsurance was as follows at:

                                                                           December 31,
                                                   ------------------------------------------------------------
                                                                2019                           2018
                                                   ------------------------------- ----------------------------
                                                                          Total                         Total
                                                                         Balance                       Balance
                                                    Direct     Ceded      Sheet     Direct    Ceded     Sheet
                                                   -------- ----------- ---------- -------- --------- ---------
                                                                          (In millions)
Assets
Premiums, reinsurance and other receivables....... $     18 $     1,030 $    1,048 $     17 $     563 $     580
Liabilities
Other liabilities................................. $     86 $       826 $      912 $     40 $     431 $     471

   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were
$444 million and $18 million at December 31, 2019 and 2018, respectively. There were no deposit liabilities on reinsurance at both December 31, 2019 and 2018.

Related Party Reinsurance Transactions

   The Company has reinsurance agreements with its parent, Brighthouse Life
Insurance Company, and certain MetLife, Inc. subsidiaries, including
Metropolitan Life Insurance Company ("MLIC") and MetLife Reinsurance Company of
Vermont, all of which were related parties until the completion of the MetLife
Divestiture.

                                      23

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

5. Reinsurance (continued)

   Information regarding the significant effects of related party reinsurance included on the statements of operations was as follows:

                                                             Years Ended December 31,
                                                        ----------------------------------
                                                           2019        2018        2017
                                                        ----------  ----------  ----------
                                                                   (In millions)
Premiums
Reinsurance ceded...................................... $      (45) $      (37) $      (52)
Universal life and investment-type product policy fees
Reinsurance ceded...................................... $       (3) $       (4) $       (4)
Other revenues
Reinsurance ceded...................................... $      (98) $      (72) $      (59)
Policyholder benefits and claims
Reinsurance ceded...................................... $      (51) $      (89) $     (100)
Other expenses
Reinsurance ceded...................................... $       (7) $       (8) $       (3)

   Information regarding the significant effects of ceded related party reinsurance included on the balance sheets was as follows at:

                                                                December 31,
                                                              -----------------
                                                                2019     2018
                                                              -------- --------
                                                                (In millions)
 Assets
 Premiums, reinsurance and other receivables................. $    567 $    534
 Liabilities
 Other liabilities........................................... $    387 $    430

   The Company cedes risks to Brighthouse Life Insurance Company related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their estimated fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were $338 million and $298 million at
December 31, 2019 and 2018, respectively. Net derivative gains (losses)
associated with the embedded derivatives were $38 million, ($12) million and
($74) million for the years ended December 31, 2019, 2018 and 2017, respectively.

   The Company previously ceded 100% of certain variable annuities including guaranteed minimum benefit on a modified coinsurance basis to MLIC. In January
2017, the Company executed a novation and reassigned this reinsurance agreement with Brighthouse Life Insurance Company, as reinsurer. These transactions were treated as a termination of the existing reinsurance agreement with recognition of a loss and a new reinsurance agreement with no recognition of a gain or loss. These transactions resulted in an increase in other liabilities of
$130 million. The Company recognized a loss of $84 million, net of income tax, as a result of these transactions. Certain contractual features of this agreement qualify as embedded derivatives and changes in their estimated fair value are included within net derivative gains (losses). Net derivative gains
(losses) associated with the embedded derivatives were ($125) million for the year ended December 31, 2017.

   In May 2017, the Company recaptured from MLIC risks related to multiple life products under yearly renewable term and coinsurance agreements. This recapture resulted in an increase in cash and cash equivalents of $26 million and a decrease in premiums, reinsurance and other receivables of $22 million. The
Company recognized a gain of $2 million, net of income tax, as a result of this reinsurance termination. Concurrent with the recapture from MLIC, the Company executed a reinsurance agreement with Brighthouse Life Insurance Company, as reinsurer to cede on a yearly renewable term basis risks related to multiple life products. The transaction resulted in an increase in premiums, reinsurance and other receivables of $25 million, an increase in other liabilities of
$23 million, a decrease in premiums of $23 million and a reduction in policyholder benefits and claims of $25 million. The Company recognized a gain of $1 million, net of income tax, as a result of this transaction.

                                      24

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

5. Reinsurance (continued)

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts. The Company had no unsecured related party reinsurance recoverable balances at both December 31,
2019 and 2018.

   Related party reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on related party reinsurance were $4 million at both December 31, 2019 and 2018. There were no deposit liabilities on related party reinsurance at both December 31, 2019 and
2018.

6. Investments

   See Note 8 for information about the fair value hierarchy for investments and the related valuation methodologies.

Fixed Maturity Securities AFS

  Fixed Maturity Securities AFS by Sector

     The following table presents the fixed maturity securities AFS by sector at:

                                            December 31, 2019                          December 31, 2018
                               ------------------------------------------- ------------------------------------------
                                            Gross Unrealized                            Gross Unrealized
                                         ----------------------- Estimated           ---------------------- Estimated
                               Amortized        Temporary  OTTI    Fair    Amortized       Temporary  OTTI    Fair
                                 Cost    Gains   Losses   Losses   Value     Cost    Gains  Losses   Losses   Value
                               --------- ------ --------- ------ --------- --------- ----- --------- ------ ---------
                                                                   (In millions)
Fixed maturity securities: (1)
U.S. corporate................  $  1,361 $   87       $ 2  $  --  $  1,446  $    891 $   5       $23  $  --  $    873
Foreign corporate.............       396     23         3     --       416       368     1        17     --       352
CMBS..........................       319     16         1     --       334       326     1         4     --       323
U.S. government and agency....       290     27        --     --       317       511    10        14     --       507
RMBS..........................       277     12         1     --       288       201     5         3     --       203
ABS...........................       142      1         1     --       142        80    --         1     --        79
State and political
 subdivision..................        92     10        --     --       102        66     5         1     --        70
Foreign government............        20      2        --     --        22        27     1         1     --        27
                               --------- ------ --------- ------ --------- --------- ----- --------- ------ ---------
 Total fixed maturity
   securities.................  $  2,897 $  178       $ 8  $  --  $  3,067  $  2,470 $  28       $64  $  --  $  2,434
                               ========= ====== ========= ====== ========= ========= ===== ========= ====== =========

     The Company held no non-income producing fixed maturity securities at either December 31, 2019 or 2018.

  Maturities of Fixed Maturity Securities

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2019:

                                                          Due After Five
                                            Due After One     Years                               Total Fixed
                                Due in One  Year Through   Through Ten   Due After Ten Structured  Maturity
                               Year or Less  Five Years       Years          Years     Securities Securities
                               ------------ ------------- -------------- ------------- ---------- -----------
                                                               (In millions)
Amortized cost................    $      38     $     475      $     868     $     778  $     738 $     2,897
Estimated fair value..........    $      39     $     490      $     918     $     856  $     764 $     3,067

     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

                                      25

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

6. Investments (continued)

  Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

     The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position at:

                                            December 31, 2019                            December 31, 2018
                               -------------------------------------------- -------------------------------------------
                                                      Equal to or Greater                          Equal to or Greater
                                Less than 12 Months      than 12 Months      Less than 12 Months     than 12 Months
                               --------------------- ---------------------- --------------------- ---------------------
                               Estimated    Gross     Estimated    Gross    Estimated    Gross     Estimated   Gross
                                 Fair     Unrealized    Fair     Unrealized   Fair     Unrealized    Fair    Unrealized
                                 Value     Losses      Value      Losses      Value     Losses      Value      Losses
                               --------- ----------- ---------- ----------- --------- ----------- ---------- ----------
                                                                (Dollars in millions)
Fixed maturity securities
U.S. corporate................ $      94         $ 2  $      17         $-- $     484         $15  $     131   $      8
Foreign corporate.............        28           1         26           2       195          10         73          7
CMBS..........................        38           1          3          --       119           2         45          2
U.S. government and agency....        --          --         --          --       102           2        296         12
RMBS..........................         8          --          6           1        58           2         29          1
ABS...........................        57          --         22           1        51           1         12         --
State and political
 subdivision..................        19          --         --          --        18           1         14         --
Foreign government............         2          --         --          --         7           1          7         --
                               --------- ----------- ---------- ----------- --------- ----------- ---------- ----------
 Total fixed maturity
   securities................. $     246         $ 4  $      74         $ 4 $   1,034         $34  $     607   $     30
                               ========= =========== ========== =========== ========= =========== ========== ==========
Total number of securities in
 an unrealized loss position..        69                     36                   364                    146
                               =========             ==========             =========             ==========

  Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS
  Securities

   Evaluation and Measurement Methodologies

      Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) whether the
   Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to Structured Securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated fixed maturity securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

      For securities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either: (i) the Company has the intent to sell the security;
   or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value.
   If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

                                      26

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

6. Investments (continued)

   Current Period Evaluation

      Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the
   Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2019.

      Gross unrealized losses on fixed maturity securities decreased
   $56 million during the year ended December 31, 2019 to $8 million. The decrease in gross unrealized losses for the year ended December 31, 2019, was primarily attributable to decreasing longer-term interest rates and narrowing credit spreads.

      At December 31, 2019, $1 million of the total $8 million of gross unrealized losses were from one fixed maturity security with an unrealized loss position of 20% or more of amortized cost for six months or greater.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

   Mortgage loans are summarized as follows at:

                                                   December 31,
                                    -----------------------------------------
                                            2019                 2018
                                    -------------------  --------------------
                                     Carrying    % of     Carrying    % of
                                      Value      Total     Value      Total
                                    ---------  --------  ---------  ---------
                                              (Dollars in millions)
 Mortgage loans:
   Commercial...................... $     457      73.1% $     311       69.3%
   Agricultural....................       171      27.3        139       31.1
                                    ---------  --------  ---------  ---------
     Subtotal......................       628     100.4        450      100.4
   Valuation allowances (1)........        (3)     (0.4)        (2)      (0.4)
                                    ---------  --------  ---------  ---------
      Total mortgage loans, net.... $     625     100.0% $     448      100.0%
                                    =========  ========  =========  =========
--------

(1)  The valuation allowances were primarily from collective evaluation
     (non-specific loan related).

     Information on commercial and agricultural mortgage loans is presented in the tables below.

     Valuation Allowance Methodology

      Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price.
   A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

                                      27

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

6. Investments (continued)

  Credit Quality of Commercial Mortgage Loans

       The credit quality of commercial mortgage loans was as follows at:

                                          Recorded Investment
                           ------------------------------------------------
                            Debt-Service Coverage Ratios
                           ------------------------------            % of
                            1.20x  1.00x - 1.20x < 1.00x  Total     Total
                           -------- ------------- ------- -------- --------
                                         (Dollars in millions)
    December 31, 2019
    Loan-to-value ratios:
    Less than 65%......... $    397        $    6 $    -- $    403     88.2%
    65% to 75%............       46             3      --       49     10.7
    76% to 80%............        5            --      --        5      1.1
                           -------- ------------- ------- -------- --------
      Total............... $    448        $    9 $    -- $    457    100.0%
                           ======== ============= ======= ======== ========
    December 31, 2018
    Loan-to-value ratios:
    Less than 65%......... $    274        $    5 $    14 $    293     94.2%
    65% to 75%............       14            --      --       14      4.5
    76% to 80%............        4            --      --        4      1.3
                           -------- ------------- ------- -------- --------
      Total............... $    292        $    5 $    14 $    311    100.0%
                           ======== ============= ======= ======== ========

  Credit Quality of Agricultural Mortgage Loans

       The credit quality of agricultural mortgage loans was as follows at:

                                             December 31,
                               ----------------------------------------
                                       2019                 2018
                               -------------------  -------------------
                                Recorded    % of     Recorded    % of
                               Investment   Total   Investment   Total
                               ---------- --------  ---------- --------
                                         (Dollars in millions)
        Loan-to-value ratios:
        Less than 65%.........   $    160     93.5%   $    134     96.4%
        65% to 75%............         11      6.5           5      3.6
                               ---------- --------  ---------- --------
          Total...............   $    171    100.0%   $    139    100.0%
                               ========== ========  ========== ========

  Past Due, Nonaccrual and Modified Mortgage Loans

     The Company has a high-quality, well performing mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2019 and 2018. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans - 60 days and agricultural mortgage loans - 90 days. The Company had no commercial or agricultural mortgage loans past due or in nonaccrual status at either
  December 31, 2019 or 2018. During the years ended December 31, 2019 and 2018, the Company had no mortgage loans modified in a troubled debt restructuring.

Net Unrealized Investment Gains (Losses)

   Unrealized investment gains (losses) on fixed maturity securities and the effect on DAC, DSI and future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in accumulated other comprehensive income ("AOCI").

                                      28

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

6. Investments (continued)

   The components of net unrealized investment gains (losses), included in
AOCI, were as follows:

                                                          Years Ended December 31,
                                                        ---------------------------
                                                          2019      2018      2017
                                                        --------  --------  -------
                                                               (In millions)
Fixed maturity securities.............................. $    170  $    (36) $    56
Derivatives............................................        6         6        1
                                                        --------  --------  -------
 Subtotal..............................................      176       (30)      57
                                                        --------  --------  -------
Amounts allocated from:
Future policy benefits.................................       (3)       --       --
DAC and DSI............................................      (19)       11      (19)
Deferred income tax benefit (expense)..................      (32)        4       (8)
                                                        --------  --------  -------
 Net unrealized investment gains (losses).............. $    122  $    (15) $    30
                                                        ========  ========  =======

   The changes in net unrealized investment gains (losses) were as follows:

                                                          Years Ended December 31,
                                                        ---------------------------
                                                          2019      2018      2017
                                                        --------  --------  -------
                                                               (In millions)
Balance at January 1,.................................. $    (15) $     30  $     5
Unrealized investment gains (losses) during the year...      206       (87)      45
Unrealized investment gains (losses) relating to:
Future policy benefits.................................       (3)       --       --
DAC and DSI............................................      (30)       30      (14)
Deferred income tax benefit (expense)..................      (36)       12       (6)
                                                        --------  --------  -------
Balance at December 31,................................ $    122  $    (15) $    30
                                                        ========  ========  =======
Change in net unrealized investment gains (losses)..... $    137  $    (45) $    25
                                                        ========  ========  =======

Concentrations of Credit Risk

   There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both
December 31, 2019 and 2018.

Invested Assets on Deposit and Pledged as Collateral

   Invested assets on deposit and pledged as collateral are presented below at estimated fair value at:

                                                              December 31,
                                                            ----------------
                                                              2019    2018
                                                            -------- -------
                                                             (In millions)
    Invested assets on deposit (regulatory deposits)....... $      2 $     2
    Invested assets pledged as collateral (1)..............       19      --
                                                            -------- -------
    Total invested assets on deposit and pledged as
     collateral (2)........................................ $     21 $     2
                                                            ======== =======
--------

(1) The Company has pledged invested assets in connection with derivative transactions (see Note 7).

(2) The Company held no restricted cash at either December 31, 2019 or 2018.

Variable Interest Entities

     The Company has invested in legal entities that are variable interest entities ("VIEs"). VIEs are consolidated when the investor is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and the obligation to absorb losses, or the right to receive benefits that could potentially be significant to the VIE.

                                      29

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

6. Investments (continued)

     There were no material VIEs for which the Company has concluded that it is the primary beneficiary at December 31, 2019 or 2018.

     The Company's investments in unconsolidated VIEs are described below.

  Fixed Maturity Securities

     The Company invests in U.S. corporate bonds, foreign corporate bonds, and
  Structured Securities, issued by VIEs. The Company is not obligated to provide any financial or other support to these VIEs, other than the original investment. The Company's involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer, or investment manager, which are generally viewed as having the power to direct the activities that most significantly impact the economic performance of the VIE, nor does the
  Company function in any of these roles. The Company does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity; as a result, the Company has determined it is not the primary beneficiary, or consolidator, of the
  VIE. The Company's maximum exposure to loss on these fixed maturity securities is limited to the amortized cost of these investments. See "--
  Fixed Maturity Securities AFS" for information on these securities.

     The carrying amount and maximum exposure to loss related to the VIEs in which the Company concluded that it holds a variable interest, but is not the primary beneficiary, were as follows at:

                                                                        December 31,
                                                             -----------------------------------
                                                                   2019              2018
                                                             ----------------- -----------------
                                                                      Maximum           Maximum
                                                             Carrying Exposure Carrying Exposure
                                                              Amount  to Loss   Amount  to Loss
                                                             -------- -------- -------- --------
                                                                        (In millions)
Fixed maturity securities................................... $    394 $    376 $    410 $    410

Net Investment Income

   The components of net investment income were as follows:

                                                             Years Ended December 31,
                                                             ------------------------
                                                               2019    2018    2017
                                                             -------- ------- -------
                                                                  (In millions)
Investment income:
Fixed maturity securities................................... $    101 $    86 $    72
Mortgage loans..............................................       21      17      16
Cash, cash equivalents and short-term investments...........        3       1      --
Other.......................................................        1       1       1
                                                             -------- ------- -------
 Subtotal...................................................      126     105      89
Less: Investment expenses...................................        4       5       3
                                                             -------- ------- -------
 Net investment income...................................... $    122 $   100 $    86
                                                             ======== ======= =======

   See "-- Related Party Investment Transactions" for discussion of related party investment expenses.

                                      30

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

6. Investments (continued)

Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

      The components of net investment gains (losses) were as follows:

                                                                           Years Ended December 31,
                                                                         ----------------------------
                                                                             2019      2018      2017
                                                                         --------  --------  --------
                                                                                 (In millions)
Fixed maturity securities...............................................      $ 5       $(5)      $(2)
Mortgage loans..........................................................       (1)       --        --
Other...................................................................       --        (2)        1
                                                                         --------  --------  --------
 Total net investment gains (losses)....................................      $ 4       $(7)      $(1)
                                                                         ========  ========  ========

  Sales or Disposals of Fixed Maturity Securities

      Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as shown in the table below.

                                                               Years Ended December 31,
                                                             ----------------------------
                                                                 2019      2018      2017
                                                             --------  --------  --------
                                                                     (In millions)
Proceeds....................................................     $460      $274      $463
                                                             ========  ========  ========
Gross investment gains......................................     $  8      $  1      $  2
Gross investment losses.....................................       (3)       (6)       (4)
                                                             --------  --------  --------
 Net investment gains (losses)..............................     $  5      $ (5)     $ (2)
                                                             ========  ========  ========

Related Party Investment Transactions

   The Company receives investment administrative services from MetLife
Investment Management, LLC (formerly known as MetLife Investment Advisors,
LLC), which was considered a related party investment manager until the completion of the MetLife Divestiture. The related investment administrative service charges were $2 million and $3 million for the years ended December 31,
2018 and 2017, respectively. All of the charges reported as related party activity in 2018 occurred prior to the MetLife Divestiture. See Note 1 regarding the MetLife Divestiture.

7. Derivatives

Accounting for Derivatives

   See Note 1 for a description of the Company's accounting policies for derivatives and Note 8 for information about the fair value hierarchy for derivatives.

Derivative Strategies

   The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize its exposure to various market risks, including interest rate, foreign currency exchange rate and equity market.

   Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates and/or financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market.
The Company's OTC derivatives are settled bilateral contracts between two counterparties ("OTC-bilateral").

   Interest Rate Derivatives

      Interest rate caps: The Company uses interest rate caps to protect against interest rate exposure arising from mismatches between assets and liabilities. Interest rate caps are used in non-qualifying hedging relationships.

   Foreign Currency Exchange Rate Derivatives

      Foreign currency swaps: The Company uses foreign currency swaps to convert foreign currency denominated cash flows to U.S. dollars to reduce cash flow fluctuations due to changes in currency exchange rates. Foreign currency swaps are used in cash flow and non-qualifying hedging relationships.

                                      31

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

7. Derivatives (continued)

   Equity Derivatives

      Equity index options: The Company uses equity index options to hedge index-linked annuity products against adverse changes in equity markets.
   Equity index options are used in non-qualifying hedging relationships.

Primary Risks Managed by Derivatives

    The following table presents the primary underlying risk exposure, gross notional amount, and estimated fair value of the Company's derivatives held at:

                                                                                         December 31,
                                                              ------------------------------------------------------------------
                                                                            2019                              2018
                                                              --------------------------------  --------------------------------
                                                                          Estimated Fair Value              Estimated Fair Value
                                                                Gross    ---------------------    Gross    ---------------------
                                                                Notional                         Notional
                             Primary Underlying Risk Exposure   Amount     Assets  Liabilities     Amount    Assets  Liabilities
                             -------------------------------- ---------- -------- ------------  ---------- -------- ------------
                                                                                         (In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Foreign currency swaps       Foreign currency exchange rate.. $       98 $      6     $     --  $       83 $      6       $   --
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate caps           Interest rate...................        800        2           --         800        9           --
Foreign currency swaps       Foreign currency exchange rate..         18        4           --          28        4           --
Equity index options         Equity market...................      4,699       96           39       2,154       10           --
                                                              ---------- -------- ------------  ---------- -------- ------------
 Total non-designated or non-qualifying derivatives.........       5,517      102           39       2,982       23           --
                                                              ---------- -------- ------------  ---------- -------- ------------
Embedded derivatives:
Ceded guaranteed
 minimum income
 benefits                    Other...........................        N/A      338           --         N/A      298           --
Direct guaranteed minimum
 benefits                    Other...........................        N/A       --          (28)        N/A       --          (19)
Direct index-linked
 annuities                   Other...........................        N/A       --          180         N/A       --            6
                                                              ---------- -------- ------------  ---------- -------- ------------
  Total embedded
   derivatives............   Other...........................        N/A      338          152         N/A      298          (13)
                                                              ---------- -------- ------------  ---------- -------- ------------
 Total......................................................  $    5,615 $    446     $    191  $    3,065 $    327       $  (13)
                                                              ========== ======== ============  ========== ======== ============

   The following tables present the amount and location of gains (losses), including earned income, recognized for derivatives and gains (losses)
pertaining to hedged items presented in net derivative gains (losses):

                                                                                    Year Ended December 31, 2019
                                                                      --------------------------------------------------------
                                                                      Net Derivative  Net Derivative              Amount of
                                                                      Gains (Losses)  Gains (Losses)    Net     Gains (Losses)
                                                                      Recognized for  Recognized for Investment  deferred in
                                                                       Derivatives     Hedged Items    Income        AOCI
                                                                      --------------  -------------- ---------- --------------
                                                                                           (In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Foreign currency exchange rate derivatives...........................     $       --             $--        $ 1            $--
                                                                      --------------  -------------- ---------- --------------
  Total cash flow hedges.............................................             --              --          1             --
                                                                      --------------  -------------- ---------- --------------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives............................................             (8)             --         --             --
Foreign currency exchange rate derivatives...........................              1              --         --             --
Equity derivatives...................................................            113              --         --             --
Embedded derivatives.................................................            (64)             --         --             --
                                                                      --------------  -------------- ---------- --------------
  Total non-qualifying hedges........................................             42              --         --             --
                                                                      --------------  -------------- ---------- --------------
  Total..............................................................     $       42             $--        $ 1            $--
                                                                      ==============  ============== ========== ==============

                                      32

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

7. Derivatives (continued)

                                                                                    Year Ended December 31, 2018
                                                                      --------------------------------------------------------
                                                                      Net Derivative  Net Derivative              Amount of
                                                                      Gains (Losses)  Gains (Losses)    Net     Gains (Losses)
                                                                      Recognized for  Recognized for Investment  deferred in
                                                                       Derivatives     Hedged Items    Income        AOCI
                                                                      --------------  -------------- ---------- --------------
                                                                                            (In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Foreign currency exchange rate derivatives...........................      $      --             $--     $    1            $ 5
                                                                      --------------  -------------- ---------- --------------
  Total cash flow hedges.............................................             --              --          1              5
                                                                      --------------  -------------- ---------- --------------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives............................................             (2)             --         --             --
Foreign currency exchange rate derivatives...........................              1              --         --             --
Equity derivatives...................................................            (31)             --         --             --
Embedded derivatives.................................................             13              --         --             --
                                                                      --------------  -------------- ---------- --------------
  Total non-qualifying hedges........................................            (19)             --         --             --
                                                                      --------------  -------------- ---------- --------------
  Total..............................................................      $     (19)            $--     $    1            $ 5
                                                                      ==============  ============== ========== ==============

                                                                                    Year Ended December 31, 2017
                                                                      --------------------------------------------------------

                                                                      Net Derivative  Net Derivative              Amount of
                                                                      Gains (Losses)  Gains (Losses)    Net     Gains (Losses)
                                                                      Recognized for  Recognized for Investment  deferred in
                                                                       Derivatives     Hedged Items    Income        AOCI
                                                                      --------------  -------------- ---------- --------------
                                                                                            (In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Foreign currency exchange rate derivatives...........................      $      --             $--     $    1            $(4)
                                                                      --------------  -------------- ---------- --------------
  Total cash flow hedges.............................................             --              --          1             (4)
                                                                      --------------  -------------- ---------- --------------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives............................................             --              --         --             --
Foreign currency exchange rate derivatives...........................             (2)             --         --             --
Equity derivatives...................................................             --              --         --             --
Embedded derivatives.................................................           (156)             --         --             --
                                                                      --------------  -------------- ---------- --------------
  Total non-qualifying hedges........................................           (158)             --         --             --
                                                                      --------------  -------------- ---------- --------------
  Total..............................................................      $    (158)            $--     $    1            $(4)
                                                                      ==============  ============== ========== ==============

   At both December 31, 2019 and 2018, the balance in AOCI associated with cash flow hedges was $6 million.

Counterparty Credit Risk

   The Company may be exposed to credit-related losses in the event of counterparty nonperformance on derivative instruments. Generally, the credit exposure is the fair value at the reporting date less any collateral received from the counterparty.

   The Company manages its credit risk by: (i) entering into derivative transactions with creditworthy counterparties governed by master netting agreements; (ii) trading through regulated exchanges and central clearing counterparties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

   See Note 8 for a description of the impact of credit risk on the valuation of derivatives.

                                      33

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

7. Derivatives (continued)

   The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                            Gross Amounts Not Offset on the
                                                   Balance Sheets
                                            ----------------------------
                                                                                       Securities
                                                              Collateral               Collateral      Net Amount
                               Gross Amount    Financial       Received/                Received/   After Securities
                                Recognized  Instruments (1)   Pledged (2)   Net Amount Pledged (3)     Collateral
                               ------------ ---------------   -----------   ---------- -----------  ----------------
                                                                  (In millions)
December 31, 2019
Derivative assets.............         $108            $(21)         $(82)         $ 5        $ (4)              $ 1
Derivative liabilities........         $ 39            $(21)         $ --          $18        $(18)              $--
December 31, 2018
Derivative assets.............         $ 29            $ --          $(24)         $ 5        $ (2)              $ 3
Derivative liabilities........         $ --            $ --          $ --          $--        $ --               $--
--------

(1) Represents amounts subject to an enforceable master netting agreement or similar agreement.

(2) The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreement.

(3) Securities collateral received by the Company is not recorded on the balance sheet. Amounts do not include excess of collateral pledged or received.

   The Company's collateral arrangements generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that counterparty reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions which permit the party with positive fair value to terminate the derivative at the current fair value or demand immediate full collateralization from the party in a net liability position, in the event that the financial strength or credit rating of the party in a net liability position falls below a certain level.

   The following table presents the aggregate estimated fair value of derivatives in a net liability position containing such credit-contingent provisions and the aggregate estimated fair value of assets posted as collateral for such instruments.

                                                                December 31,
                                                              -----------------
                                                                  2019     2018
                                                              -------- --------
                                                                (In millions)
Estimated fair value of derivatives in a net liability
 position (1)................................................  $    18  $    --
Estimated Fair Value of Collateral Provided (2):
 Fixed maturity securities...................................  $    19  $    --
--------

(1) After taking into consideration the existence of netting agreements.

(2) Substantially all of the Company's collateral arrangements provide for daily posting of collateral for the full value of the derivative contract.
    As a result, if the credit-contingent provisions of derivative contracts in a net liability position were triggered, minimal additional assets would be required to be posted as collateral or needed to settle the instruments immediately.

                                      34

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

8. Fair Value

   When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, are presented below. Investments that do not have a readily determinable fair value and are measured at net asset value (or equivalent) as a practical expedient to estimated fair value are excluded from the fair value hierarchy.

                                                                               December 31, 2019
                                                             -----------------------------------------------------
                                                                    Fair Value Hierarchy
                                                             -----------------------------------
                                                                                                   Total Estimated
                                                                 Level 1     Level 2     Level 3    Fair Value
                                                             ----------- ----------- ----------- -----------------
                                                                                 (In millions)
Assets
Fixed maturity securities:
U.S. corporate..............................................        $ --      $1,419        $ 27            $1,446
Foreign corporate...........................................          --         408           8               416
CMBS........................................................          --         334          --               334
U.S. government and agency..................................         184         133          --               317
RMBS........................................................          --         288          --               288
ABS.........................................................          --         133           9               142
State and political subdivision.............................          --         102          --               102
Foreign government..........................................          --          22          --                22
                                                             ----------- ----------- ----------- -----------------
   Total fixed maturity securities..........................         184       2,839          44             3,067
                                                             ----------- ----------- ----------- -----------------
Short-term investments......................................          35          17          --                52
Derivative assets: (1)
Interest rate...............................................          --           2          --                 2
Foreign currency exchange rate..............................          --          10          --                10
Equity market...............................................          --          96          --                96
                                                             ----------- ----------- ----------- -----------------
   Total derivative assets..................................          --         108          --               108
                                                             ----------- ----------- ----------- -----------------
Embedded derivatives within asset host contracts (2)........          --          --         338               338
Separate account assets.....................................          --       4,676          --             4,676
                                                             ----------- ----------- ----------- -----------------
   Total assets.............................................        $219      $7,640        $382            $8,241
                                                             =========== =========== =========== =================
Liabilities
Derivative liabilities: (1)
Equity market...............................................        $ --      $   39        $ --            $   39
                                                             ----------- ----------- ----------- -----------------
Embedded derivatives within liability host contracts (2)....          --          --         152               152
                                                             ----------- ----------- ----------- -----------------
   Total liabilities........................................        $ --      $   39        $152            $  191
                                                             =========== =========== =========== =================

                                      35

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

8. Fair Value (continued)

                                                                                December 31, 2018
                                                             ------------------------------------------------------
                                                                     Fair Value Hierarchy
                                                             -----------------------------------
                                                                                                    Total Estimated
                                                                 Level 1     Level 2     Level 3     Fair Value
                                                             ----------- ----------- -----------  -----------------
                                                                                  (In millions)
Assets
Fixed maturity securities:
U.S. corporate..............................................        $ --      $  869        $  4             $  873
Foreign corporate...........................................          --         343           9                352
CMBS........................................................          --         318           5                323
U.S. government and agency..................................         389         118          --                507
RMBS........................................................          --         203          --                203
ABS.........................................................          --          79          --                 79
State and political subdivision.............................          --          70          --                 70
Foreign government..........................................          --          27          --                 27
                                                             ----------- ----------- -----------  -----------------
 Total fixed maturity securities............................         389       2,027          18              2,434
                                                             ----------- ----------- -----------  -----------------
Derivative assets: (1)
Interest rate...............................................          --           9          --                  9
Foreign currency exchange rate..............................          --           9          --                  9
Equity market...............................................          --          11          --                 11
                                                             ----------- ----------- -----------  -----------------
 Total derivative assets....................................          --          29          --                 29
                                                             ----------- ----------- -----------  -----------------
Embedded derivatives within asset host contracts (2)........          --          --         298                298
Separate account assets.....................................          --       4,268          --              4,268
                                                             ----------- ----------- -----------  -----------------
 Total assets...............................................        $389      $6,324        $316             $7,029
                                                             =========== =========== ===========  =================
Liabilities
Embedded derivatives within liability host contracts (2)....        $ --      $   --        $(13)            $  (13)
                                                             ----------- ----------- -----------  -----------------
 Total liabilities..........................................        $ --      $   --        $(13)            $  (13)
                                                             =========== =========== ===========  =================
--------

(1) Derivative assets are presented within other invested assets on the balance sheets and derivative liabilities are presented within other liabilities on the balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the balance sheets.

(2) Embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables on the balance sheets. Embedded derivatives within liability host contracts are presented within policyholder account balances on the balance sheets.

  Valuation Controls and Procedures

      The Company monitors and provides oversight of valuation controls and policies for securities, mortgage loans and derivatives, which are primarily executed by its valuation service providers. The valuation methodologies used to determine fair values prioritize the use of observable market prices and market-based parameters and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. The valuation methodologies for securities, mortgage loans and derivatives are reviewed on an ongoing basis and revised when necessary. In addition, the Chief Accounting Officer periodically reports to the Audit Committee of Brighthouse Financial's Board of Directors
   regarding compliance with fair value accounting standards.

      The fair value of financial assets and financial liabilities is based on quoted market prices, where available. The Company assesses whether prices received represent a reasonable estimate of fair value through controls designed to ensure valuations represent an exit price. Valuation service providers perform several controls, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. Independent non-binding broker quotes, also

                                      36

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

8. Fair Value (continued)

   referred to herein as "consensus pricing," are used for a non-significant portion of the portfolio. Prices received from independent brokers are assessed to determine if they represent a reasonable estimate of fair value by considering such pricing relative to the current market dynamics and current pricing for similar financial instruments.

      Valuation service providers also apply a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained. If obtaining an independent non-binding broker quotation is unsuccessful, valuation service providers will use the last available price.

      The Company reviews outputs of the valuation service providers' controls and performs additional controls, including certain monthly controls, which include but are not limited to, performing balance sheet analytics to assess reasonableness of period to period pricing changes, including any price adjustments. Price adjustments are applied if prices or quotes received from independent pricing services or brokers are not considered reflective of market activity or representative of estimated fair value. The Company did not have significant price adjustments during the year ended December 31,
   2019.

  Determination of Fair Value

   Fixed Maturity Securities

      The fair values for actively traded marketable bonds, primarily U.S.
   government and agency securities, are determined using the quoted market prices and are classified as Level 1 assets. For fixed maturity securities classified as Level 2 assets, fair values are determined using either a market or income approach and are valued based on a variety of observable inputs as described below.

      U.S. corporate and foreign corporate securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, or duration. Privately-placed securities are valued using the additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

      U.S. government and agency, state and political subdivision and foreign government securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark U.S. Treasury yield or other yields, spread off the U.S. Treasury yield curve for the identical security, issuer ratings and issuer spreads, broker-dealer quotes, and comparable securities that are actively traded.

      Structured Securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, ratings, geographic region, weighted average coupon and weighted average maturity, average delinquency rates and debt-service coverage ratios. Other issuance-specific information is also used, including, but not limited to; collateral type, structure of the security, vintage of the loans, payment terms of the underlying asset, payment priority within tranche, and deal performance.

   Short-term Investments

      The fair value for actively traded short-term investments are determined using quoted market prices and are classified as Level 1 assets. For Level 2 assets, fair values are determined using a market approach and are valued using third-party commercial pricing services, with the primary input being quoted prices in markets that are not active.

   Derivatives

      The fair values for OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

                                      37

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

8. Fair Value (continued)

      The significant inputs to the pricing models for most OTC-bilateral derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain
   OTC-bilateral derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

      Most inputs for OTC-bilateral derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

      The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The
   Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the
   Company each reporting period.

   Embedded Derivatives

      Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance agreements related to such variable annuity guarantees, and equity crediting rates within index-linked annuity contracts. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

      The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the balance sheets.

      The Company determines the fair value of these embedded derivatives by estimating the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations of policyholder behavior. The calculation is based on in-force business and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates. The percentage of fees included in the initial fair value measurement is not updated in subsequent periods.

      Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly-traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

      The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for BHF's debt. These observable spreads are then adjusted to reflect the priority of these liabilities and claims-paying ability of the issuing insurance subsidiaries as compared to BHF's overall financial strength.

                                      38

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

8. Fair Value (continued)

      Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

   Transfers Into or Out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency.
   Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable
  Inputs (Level 3)

     The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                      December 31, 2019   December 31, 2018      Impact of
                                                                      ------------------  ------------------  Increase in Input
                                  Valuation         Significant                                                 on Estimated
                                  Techniques     Unobservable Inputs        Range               Range            Fair Value
                               ----------------- -------------------  ------------------  ------------------  -----------------
Embedded derivatives
Direct, assumed and ceded      .  Option pricing Mortality rates:     0.02%   -   11.31%  0.02%   -   11.31%      Decrease (1)
 guaranteed minimum benefits..        techniques
                                                 Lapse rates:         0.25%   -   16.00%  0.25%   -   16.00%      Decrease (2)
                                                 Utilization
                                                     rates            0.00%   -   25.00%  0.00%   -   25.00%      Increase (3)

                                                 Withdrawal rates     0.25%   -   10.00%  0.25%   -   10.00%          (4)
                                                 Long-term equity
                                                     volatilities     16.24%  -   21.65%  16.50%  -   22.00%      Increase (5)
                                                 Nonperformance
                                                     risk spread      0.54%   -   1.99%   1.91%   -   2.66%       Decrease (6)
--------
(1) Mortality rates vary by age and by demographic characteristics such as gender. The range shown reflects the mortality rate for policyholders between 35 and 90 years old, which represents the majority of the business with living benefits. Mortality rate assumptions are set based on company experience and include an assumption for mortality improvement.

(2) The range shown reflects base lapse rates for major product categories for duration 1-20, which represents majority of business with living benefit riders. Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies.

(3) The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible in a given year. The range shown represents the floor and cap of the GMIB dynamic election rates across varying levels of in-the-money. For lifetime withdrawal guarantee riders, the assumption is that everyone will begin withdrawals once account value reaches zero which is equivalent to a 100% utilization rate. Utilization rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder.

(4) The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease)
    in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

                                      39

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

8. Fair Value (continued)

(5) Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(6) Nonperformance risk spread varies by duration. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

     The Company does not develop unobservable inputs used in measuring fair value for all other assets and liabilities classified within Level 3;
  therefore, these are not included in the table above. The other Level 3 assets and liabilities primarily included fixed maturity securities and derivatives. For fixed maturity securities valued based on non-binding broker quotes, an increase (decrease) in credit spreads would result in a higher
  (lower) fair value. For derivatives valued based on third-party pricing models, an increase (decrease) in credit spreads would generally result in a higher (lower) fair value.

     The following tables summarize the change of all assets and (liabilities)
  measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                    Fair Value Measurements Using Significant Unobservable Inputs
                                                                          (Level 3)
                                                   --------------------------------------------------------------
                                                         Fixed Maturity Securities
                                                   ------------------------------------------
                                                                            Structured          Net Embedded
                                                    Corporate (1)           Securities         Derivatives (3)
                                                   ---------------     --------------------    ---------------
                                                                        (In millions)
Balance, January 1, 2018.......................... $            96     $                 20     $          348
Total realized/unrealized gains (losses) included
 in net income (loss) (4) (5).....................              --                       --                 13
Total realized/unrealized gains (losses) included
 in AOCI..........................................              (1)                      --                 --
Purchases (6).....................................              --                       --                 --
Sales (6).........................................              (5)                      --                 --
Issuances (6).....................................              --                       --                 --
Settlements (6)...................................              --                       --                (50)
Transfers into Level 3 (7)........................               1                       --                 --
Transfers out of Level 3 (7)......................             (78)                     (15)                --
                                                   ---------------     --------------------    ---------------
Balance, December 31, 2018........................              13                        5                311
Total realized/unrealized gains (losses) included
 in net income (loss) (4) (5).....................              --                       --                (64)
Total realized/unrealized gains (losses) included
 in AOCI..........................................               1                       --                 --
Purchases (6).....................................              30                        9                 --
Sales (6).........................................              --                       --                 --
Issuances (6).....................................              --                       --                 --
Settlements (6)...................................              --                       --                (61)
Transfers into Level 3 (7)........................              --                       --                 --
Transfers out of Level 3 (7)......................              (9)                      (5)                --
                                                   ---------------     --------------------    ---------------
Balance, December 31, 2019........................ $            35     $                  9     $          186
                                                   ===============     ====================    ===============
Changes in unrealized gains (losses) included in
 net income (loss) for the instruments still held
 at December 31, 2017: (8)........................ $            --     $                 --     $         (141)
                                                   ===============     ====================    ===============
Changes in unrealized gains (losses) included in
 net income (loss) for the instruments still held
 at December 31, 2018: (8)........................ $            --     $                 --     $          (20)
                                                   ===============     ====================    ===============
Changes in unrealized gains (losses) included in
 net income (loss) for the instruments still held
 at December 31, 2019: (8)........................ $            --     $                 --     $         (122)
                                                   ===============     ====================    ===============
Gains (Losses) Data for the year ended
 December 31, 2017:
Total realized/unrealized gains (losses) included
 in net income (loss) (4) (5)..................... $            --     $                 --     $         (156)
Total realized/unrealized gains (losses) included
 in AOCI.......................................... $            (2)    $                 --     $           --
--------

(1) Comprised of U.S. and foreign corporate securities.

(2) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(3) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

                                      40

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

8. Fair Value (continued)

(4) Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).
    Substantially all realized/unrealized gains (losses) included in net income
    (loss) for net embedded derivatives are reported in net derivative gains
    (losses).

(5) Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.

(6) Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(7) Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(8) Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.
    Substantially all changes in unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

   The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under derivative transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                                           December 31, 2019
                                                   ------------------------------------------------------------------
                                                                           Fair Value Hierarchy
                                                                     ---------------------------------
                                                                                                           Total
                                                       Carrying                                          Estimated
                                                         Value           Level 1   Level 2     Level 3   Fair Value
                                                   ----------------- ----------- --------- ----------- --------------
                                                                             (In millions)
Assets
Mortgage loans....................................            $  625         $--       $--        $647           $647
Premiums, reinsurance and other receivables.......            $  444         $--       $--        $444           $444
Liabilities
Policyholder account balances.....................            $  963         $--       $--        $955           $955
Other liabilities.................................            $  432         $--       $ 1        $431           $432

                                                                           December 31, 2018
                                                   ------------------------------------------------------------------
                                                                           Fair Value Hierarchy
                                                                     ---------------------------------
                                                                                                           Total
                                                       Carrying                                          Estimated
                                                         Value         Level 1    Level 2    Level 3     Fair Value
                                                   ----------------- ----------- --------- ----------- --------------
                                                                             (In millions)
Assets
Mortgage loans....................................            $  448         $--       $--        $448           $448
Premiums, reinsurance and other receivables.......            $   20         $--       $ 2        $ 16           $ 18
Liabilities
Policyholder account balances.....................            $1,056         $--       $--        $950           $950
Other liabilities.................................            $   10         $--       $10        $ --           $ 10

                                      41

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

9. Equity

Capital Contributions

   During the years ended December 31, 2019, 2018 and 2017, the Company received cash capital contributions of $75 million, $0 and $75 million, respectively, from Brighthouse Life Insurance Company.

Statutory Equity and Income

   The state of domicile of the Company imposes RBC requirements that were developed by the National Association of Insurance Commissioners ("NAIC").
Regulatory compliance is determined by a ratio of a company's total adjusted capital ("TAC"), calculated in the manner prescribed by the NAIC to its authorized control level RBC ("ACL RBC"), calculated in the manner prescribed by the NAIC, based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC. The RBC ratio for the Company was in excess of 400% for all periods presented.

   The Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State
Department of Financial Services ("NYDFS"). The NAIC has adopted the
Codification of Statutory Accounting Principles ("Statutory Codification").
Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of the
Company.

   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements with different presentation and valuing investments and deferred tax assets on a different basis.

   New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners' Annuity Reserve Valuation Method, which impacts deferred annuities, NYDFS Circular Letter No 11, which impacts deferred premiums, and NYDFS Seventh Amendment to Regulation 172, which impacts admitted unearned reinsurance premiums. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of the Company for the years ended December 31, 2019 and 2018 by an amount of
$40 million and $47 million, respectively, in excess of the amount of the decrease had capital and surplus been measured under NAIC guidance.

   The tables below present amounts from the Company, which are derived from the statutory-basis financial statements as filed with the NYDFS.

   Statutory net income (loss) was as follows:

                                                                 Years Ended December 31,
                                                                ---------------------------
                  Company                     State of Domicile     2019      2018     2017
--------------------------------------------  ----------------- --------  -------- --------
                                                                       (In millions)
Brighthouse Life Insurance Company of NY.....          New York    $(139)      $19      $22

   Statutory capital and surplus was as follows at:

                                                           December 31,
                                                         -----------------
                           Company                           2019     2018
      -------------------------------------------------  -------- --------
                                                           (In millions)
      Brighthouse Life Insurance Company of NY..........     $579     $279

Dividend Restrictions

   The Company is not permitted to pay dividends in 2020 to its parent without insurance regulatory approval from the NYDFS. The Company paid $28 million of dividends in 2019 and did not pay any dividends in 2018 and 2017 to its parent.

     Under New York Insurance Laws, the Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent in any calendar year based on one of two standards. Under one standard, the
  Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive "unassigned funds
  (surplus)"), excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to

                                      42

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

9. Equity (continued)

  policyholders as of the end of the immediately preceding calendar year, or
  (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, the Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, the Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i)
  10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains).
  In addition, the Company will be permitted to pay a dividend to its parent in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New
  York Superintendent of Financial Services (the "Superintendent") and the
  Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing.

Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI was as follows:

                                                                 Unrealized
                                                              Investment Gains      Unrealized
                                                              (Losses), Net of    Gains (Losses)
                                                             Related Offsets (1)  on Derivatives      Total
                                                             -------------------  --------------  ---------
                                                                              (In millions)
Balance at December 31, 2016................................                $  2             $ 3       $  5
OCI before reclassifications................................                  33              (4)        29
Deferred income tax benefit (expense).......................                 (12)              2        (10)
                                                             -------------------  --------------  ---------
 AOCI before reclassifications, net of income tax...........                  23               1         24
Amounts reclassified from AOCI..............................                   2              --          2
Deferred income tax benefit (expense) (2)...................                   4              --          4
                                                             -------------------  --------------  ---------
 Amounts reclassified from AOCI, net of income tax..........                   6              --          6
                                                             -------------------  --------------  ---------
Balance at December 31, 2017................................                  29               1         30
OCI before reclassifications................................                 (67)              5        (62)
Deferred income tax benefit (expense).......................                  13              --         13
                                                             -------------------  --------------  ---------
 AOCI before reclassifications, net of income tax...........                 (25)              6        (19)
Amounts reclassified from AOCI..............................                   5              --          5
Deferred income tax benefit (expense).......................                  (1)             --         (1)
                                                             -------------------  --------------  ---------
 Amounts reclassified from AOCI, net of income tax..........                   4              --          4
                                                             -------------------  --------------  ---------
Balance at December 31, 2018................................                 (21)              6        (15)
OCI before reclassifications................................                 178              --        178
Deferred income tax benefit (expense).......................                 (37)             --        (37)
                                                             -------------------  --------------  ---------
 AOCI before reclassifications, net of income tax...........                 120               6        126
Amounts reclassified from AOCI..............................                  (5)             --         (5)
Deferred income tax benefit (expense).......................                   1              --          1
                                                             -------------------  --------------  ---------
 Amounts reclassified from AOCI, net of income tax..........                  (4)             --         (4)
                                                             -------------------  --------------  ---------
Balance at December 31, 2019................................                $116             $ 6       $122
                                                             ===================  ==============  =========
--------

(1) See Note 6 for information on offsets to investments related to future policy benefits, DAC and DSI.

(2) Includes the $5 million impact of the Tax Cuts and Job Act (the "Tax Act")
    related to unrealized investments gains (losses), net of related offsets.

                                      43

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

9. Equity (continued)

   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                                Statements of Operations
AOCI Components                                                Amounts Reclassified from AOCI           Locations
-------------------------------------------------------------  ----------------------------   ------------------------------
                                                                 Years Ended December 31,
                                                               ----------------------------
                                                                   2019       2018      2017
                                                               --------   --------  --------
                                                                       (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)......................      $ 5        $(5)      $(2) Net investment gains (losses)
                                                               --------   --------  --------
 Net unrealized investment gains (losses), before income tax..        5         (5)       (2)
Income tax (expense) benefit..................................       (1)         1        (4)
                                                               --------   --------  --------
 Net unrealized investment gains (losses), net of income tax..        4         (4)       (6)
                                                               --------   --------  --------
 Total reclassifications, net of income tax...................      $ 4        $(4)      $(6)
                                                               ========   ========  ========

10. Other Revenues and Other Expenses

Other Revenues

   The Company has entered into contracts with mutual funds, fund managers, and their affiliates (collectively, the "Funds") whereby the Company is paid monthly or quarterly fees ("12b-1 fees") for providing certain services to customers and distributors of the Funds. The 12b-1 fees are generally equal to a fixed percentage of the average daily balance of the customer's investment in a fund. The percentage is specified in the contract between the Company and the
Funds. Payments are generally collected when due and are neither refundable nor able to offset future fees.

   To earn these fees, the Company performs services such as responding to phone inquiries, maintaining records, providing information to distributors and shareholders about fund performance and providing training to account managers and sales agents. The passage of time reflects the satisfaction of the
Company's performance obligations to the Funds, and is used to recognize revenue associated with 12b-1 fees.

   Other revenues consisted primarily of 12b-1 fees of $13 million, $14 million and $14 million for the years ended December 31, 2019, 2018 and 2017, respectively, of which all were reported in the Annuities segment.

Other Expenses

   Information on other expenses was as follows:

                                                                                  Years Ended December 31,
                                                                                 --------------------------
                                                                                     2019     2018     2017
                                                                                 -------- -------- --------
                                                                                       (In millions)
Compensation....................................................................      $20      $13      $14
Contracted services and other labor costs.......................................       15        9        5
Transition services agreements..................................................       14       11       12
Establishment costs.............................................................        3        5       --
Premium and other taxes, licenses and fees......................................        2        3        4
Volume related costs, excluding compensation, net of DAC capitalization.........       19       19       22
Other...........................................................................        8        6        9
                                                                                 -------- -------- --------
 Total other expenses...........................................................      $81      $66      $66
                                                                                 ======== ======== ========

Capitalization of DAC

   See Note 4 for additional information on the capitalization of DAC.

Related Party Expenses

   See Note 13 for a discussion of related party expenses included in the table above.

                                      44

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

11. Income Tax

   The provision for income tax was as follows:

                                                                                   Years Ended December 31,
                                                                                 ----------------------------
                                                                                     2019      2018      2017
                                                                                 --------  --------  --------
                                                                                         (In millions)
Current:
Federal.........................................................................     $ 33       $(2)    $  17
Deferred:
Federal.........................................................................      (30)        7      (118)
                                                                                 --------  --------  --------
 Provision for income tax expense (benefit).....................................     $  3       $ 5     $(101)
                                                                                 ========  ========  ========

   The reconciliation of the income tax provision at the statutory tax rate to the provision for income tax as reported was as follows:

                                                     Years Ended December 31,
                                                   ----------------------------
                                                       2019      2018      2017
                                                   --------  --------  --------
                                                       (Dollars in millions)
Tax provision at statutory rate...................      $ 6       $ 9     $ (17)
Tax effect of:
Rate revaluation due to tax reform (1)............       --        --       (77)
Dividend received deduction (2)...................       (2)       (2)       (5)
Prior year tax....................................       --        (1)       (1)
Tax credits.......................................       (1)       (1)       (1)
                                                   --------  --------  --------
 Provision for income tax expense (benefit).......      $ 3       $ 5     $(101)
                                                   ========  ========  ========
 Effective tax rate...............................        9%       12%      206%
                                                   ========  ========  ========
--------
(1) For the year ended December 31, 2017, the Company recognized a $77 million benefit in net income from remeasurement of net deferred tax liabilities in connection with the Tax Act.

(2) For the year ended December 31, 2018, the Tax Act changed the dividend received deduction amount applicable to insurance companies to a 70%
    company share and a 50% dividend received deduction for eligible dividends.
    The dividend received deduction reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the statutory tax rate.

   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                           December 31,
                                                       --------------------
                                                            2019       2018
                                                       ---------  ---------
                                                           (In millions)
    Deferred income tax assets:
    Tax credit carryforwards..........................     $   4      $   2
    Net operating loss carryforwards..................         3          3
    Net unrealized investment losses..................        --          4
    Investments, including derivatives (1)............        --         18
                                                       ---------  ---------
     Total deferred income tax assets.................         7         27
                                                       ---------  ---------
    Deferred income tax liabilities:
    Investments, including derivatives................        12         --
    Policyholder liabilities and receivables (1)......        45        109
    Intangibles.......................................         1          1
    Net unrealized investment gains...................        33         --
    DAC...............................................        30         25
                                                       ---------  ---------
     Total deferred income tax liabilities............       121        135
                                                       ---------  ---------
     Net deferred income tax asset (liability)........     $(114)     $(108)
                                                       =========  =========
--------
(1) The Company reclassified certain components of the 2018 net deferred income tax asset (liability) upon completion of a Separation related deferred tax basis study in 2019. Total deferred income tax assets and total deferred income tax liabilities increased by $15 million at December 31, 2018 as compared to the amounts previously presented. There was no change in total net deferred income tax asset (liability) resulting from these reclassifications at December 31, 2018.

                                      45

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

11. Income Tax (continued)

   At December 31, 2019, the Company had net operating loss carryforwards of approximately $12 million and the Company had recorded a related deferred tax asset of $3 million which expires in year 2037.

   The following table sets forth the foreign tax credits available for carryforward for tax purposes at December 31, 2019.

                                                    Foreign Tax Credits
                                                      Carryforwards
                                                  ---------------------
                                                      (In millions)
         Expiration
         2020-2024...............................                   $ 1
         2025-2029...............................                     1
         2030-2034...............................                     2
         2035-2039...............................                    --
         Indefinite..............................                    --
                                                  ---------------------
                                                                    $ 4
                                                  =====================

   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its financial statements, although the resolution of income tax matters could impact the Company's effective tax rate in the future.

   The ending balance for unrecognized tax benefits that, if recognized, would impact the effective rate is $1 million for each of the years ended
December 31, 2019, 2018 and 2017. The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense. Interest related to unrecognized tax benefits was not significant. The Company had no penalties for each of the years ended December 31, 2019, 2018 and 2017.

   The Company is under continuous examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to federal, state or local income tax examinations for years prior to 2007. Management believes it has established adequate tax liabilities, and final resolution of the audit for the years 2007 and forward is not expected to have a material impact on the
Company's financial statements.

  Tax Sharing Agreements

   For the periods prior to the Separation, the Company was included in a consolidated federal life and non-life income tax return in accordance with the provisions of the Tax Code. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company under the consolidated tax return regulations and a tax sharing agreement with MetLife. This tax sharing agreement states that federal taxes will be computed on a modified separate return basis with benefits for losses.

   For periods after the Separation, Brighthouse Life Insurance Company and any
directly owned life insurance and reinsurance subsidiaries (including the
Company and BRCD) entered in a tax sharing agreement to join a life consolidated federal income tax return. The nonlife subsidiaries of Brighthouse
Life Insurance Company will file their own federal income tax returns. The tax sharing agreements state that federal taxes are computed on a modified separate return basis with benefit for losses.

  Income Tax Transactions with Former Parent

   The Company entered into a tax separation agreement with MetLife (the "Tax
Separation Agreement"). Among other things, the Tax Separation Agreement governs the allocation between MetLife and the Company of the responsibility for the taxes of the MetLife group. The Tax Separation Agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes. In October 2017, MetLife paid $56 million to the Company under the Tax Separation Agreement. At
December 31, 2017, the current income tax recoverable included $1 million related to this agreement. In November 2018, MetLife paid $2 million to the
Company under the Tax Separation Agreement. At December 31, 2019, the current income tax payable included a $3 million payable to MetLife related to this agreement.

                                      46

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

12. Contingencies, Commitments and Guarantees

Contingencies, Commitments and Guarantees

  Litigation

   Sales Practices Claims

      Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities or other products. The Company continues to defend vigorously against the claims in these matters. The
   Company believes adequate provision has been made in its financial statements for all probable and reasonably estimable losses for sales practices matters.

   Summary

      Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's financial statements, have arisen in the course of the
   Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's net income or cash flows in particular quarterly or annual periods.

Commitments

  Mortgage Loan Commitments

    The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $11 million and $8 million at
  December 31, 2019 and 2018, respectively.

  Commitments to Fund Private Corporate Bond Investments

    The Company commits to lend funds under private corporate bond investments.
  The amounts of these unfunded commitments were $10 million and $11 million at
  December 31, 2019 and 2018, respectively.

Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company had no liability for indemnities, guarantees and commitments at both December 31, 2019 and 2018.

                                      47

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                 Notes to the Financial Statements (continued)

13. Related Party Transactions

   The Company has various existing arrangements with its Brighthouse affiliates and had previous arrangements with MetLife for services necessary to conduct its activities. Certain of the MetLife services have continued, however, MetLife was no longer considered a related party upon the completion of the MetLife Divestiture on June 14, 2018. See Note 1 for information regarding the MetLife Divestiture and Note 10 for amounts related to transition services from MetLife.

   The Company has related party reinsurance, and investment and equity transactions, see Notes 5, 6 and 9. Other material arrangements between the
Company and its related parties not disclosed elsewhere are as follows:

  Shared Services and Overhead Allocations

    Brighthouse Services currently provides, and previously MetLife provided, certain services to the Company, each using an allocation methodology under certain agreements for such services. These services include, but are not limited to, treasury, financial planning and analysis, legal, human resources, tax planning, internal audit, financial reporting and information technology. When specific identification to a particular legal entity and/or product is not practicable, an allocation methodology based on various performance measures or activity-based costing, such as sales, new policies/contracts issued, reserves, and in-force policy counts is used. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Management believes that the methods used to allocate expenses under these arrangements are reasonable.
  Costs incurred under these arrangements with Brighthouse Services as well as with MetLife prior to the MetLife Divestiture, were $61 million, $44 million and $38 million for the years ended December 31, 2019, 2018 and 2017, respectively, and were recorded in other expenses. Revenues received from an affiliate related to these agreements, recorded in universal life and investment-type product policy fees, were $12 million, $12 million and
  $13 million for the years ended December 31, 2019, 2018 and 2017, respectively.

    The Company had net receivables (payables) from/to affiliates, related to the items discussed above, of ($18) million and $1 million at December 31,
  2019 and 2018, respectively.

    Brighthouse affiliates incur costs related to the establishment of services and infrastructure to replace those previously provided by MetLife. The
  Company is charged a fee to reflect the value of the available infrastructure and services provided by these costs. While management believes the method used to allocate expenses under this arrangement is reasonable, the allocated expenses may not be indicative of those of a stand-alone entity. If expenses were allocated to the Company under this arrangement as incurred by
  Brighthouse affiliates, the Company would have incurred additional expenses of $1 million and $3 million under this arrangement for the years ended
  December 31, 2019 and 2018, respectively.

  Broker-Dealer Transactions

    The related party expense for the Company was commissions paid on the sale of variable products and passed through to the broker-dealer affiliate. The related party revenue for the Company was fee income passed through the broker-dealer affiliate from trusts and mutual funds whose shares serve as investment options of policyholders of the Company. Fee income received related to these transactions and recorded in other revenues was $12 million for each of the years ended December 31, 2019, 2018 and 2017. Commission expenses incurred related to these transactions and recorded in other expenses was $66 million, $58 million and $39 million for the years ended
  December 31, 2019, 2018 and 2017, respectively. The Company also had related party fee income receivables of $1 million at both December 31, 2019 and 2018.

                                      48

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                                  Schedule I

                            Summary of Investments
                   Other Than Investments in Related Parties
                               December 31, 2019

                                 (In millions)

                                                                                       Amount at
                                                                     Estimated Fair   Which Shown on
                                                Amortized Cost (1)      Value        Balance Sheet
Types of Investments                          -------------------- ---------------- ----------------
Fixed maturity securities:
Bonds:
U.S. government and agency...................               $  290           $  317           $  317
Public utilities.............................                   87               93               93
State and political subdivision..............                   92              102              102
Foreign government...........................                   20               22               22
All other corporate bonds....................                1,669            1,768            1,768
                                              -------------------- ---------------- ----------------
 Total bonds.................................                2,158            2,302            2,302
Mortgage-backed and asset-backed securities..                  738              764              764
Redeemable preferred stock...................                    1                1                1
                                              -------------------- ---------------- ----------------
 Total fixed maturity securities.............                2,897            3,067            3,067
                                              -------------------- ---------------- ----------------
Mortgage loans...............................                  625                               625
Short-term investments.......................                   52                                52
Other invested assets........................                  108                               108
                                              --------------------                  ----------------
 Total investments...........................               $3,682                            $3,852
                                              ====================                  ================
--------
(1) Amortized cost for fixed maturity securities represents original cost reduced by impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for mortgage loans, cost represents original cost reduced by repayments and valuation allowances and adjusted for amortization of premiums or accretion of discounts.

                                      49

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                                 Schedule III

                      Supplementary Insurance Information
                          December 31, 2019 and 2018

                                 (In millions)

                                                      Future Policy
                                                     Benefits and Other   Policyholder
                                                      Policy-Related       Account          Unearned        Unearned
Segment                                     DAC          Balances          Balances     Premiums (1), (2)   Revenue (1)
---------------------------------------  --------- -------------------- -------------- ------------------ -------------
2019
Annuities............................... $     156                 $390         $2,324                $--           $ 2
Life....................................        19                  352             15                  1            --
Corporate & Other.......................        --                   10             --                 --            --
                                         --------- -------------------- -------------- ------------------ -------------
 Total.................................. $     175                 $752         $2,339                $ 1           $ 2
                                         ========= ==================== ============== ================== =============
2018
Annuities............................... $     164                 $377         $1,674                $--           $ 2
Life....................................        22                  342             18                  1            --
Corporate & Other.......................        --                    9             --                 --            --
                                         --------- -------------------- -------------- ------------------ -------------
 Total.................................. $     186                 $728         $1,692                $ 1           $ 2
                                         ========= ==================== ============== ================== =============
--------
(1) Amounts are included within the future policy benefits and other policy-related balances column.

(2) Includes premiums received in advance.

                                      50

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                                 Schedule III

                Supplementary Insurance Information (continued)
                       December 31, 2019, 2018 and 2017

                                 (In millions)

                                                                         Policyholder Benefits
                                            Premiums and                    and Claims and
                                           Universal Life        Net       Interest Credited
                                         and Investment-Type  Investment    to Policyholder     Amortization of    Other
Segment                                  Product Policy Fees Income (1)    Account Balances          DAC           Expenses
---------------------------------------  ------------------- ----------- --------------------- ----------------  ----------
2019
Annuities...............................                $105        $ 83                   $21             $ 19         $68
Life....................................                  14          37                    48                3          10
Corporate & Other.......................                   1           2                    --               --           3
                                         ------------------- ----------- --------------------- ----------------  ----------
 Total..................................                $120        $122                   $69             $ 22         $81
                                         =================== =========== ===================== ================  ==========
2018
Annuities...............................                $111        $ 63                   $27             $ (2)        $46
Life....................................                  25          35                    17                3          15
Corporate & Other.......................                   3           2                     1               --           5
                                         ------------------- ----------- --------------------- ----------------  ----------
 Total..................................                $139        $100                   $45             $  1         $66
                                         =================== =========== ===================== ================  ==========
2017
Annuities...............................                $113        $ 57                   $15             $(43)        $48
Life....................................                  15          19                    19                3          13
Corporate & Other.......................                   2          10                     1               --           5
                                         ------------------- ----------- --------------------- ----------------  ----------
 Total..................................                $130        $ 86                   $35             $(40)        $66
                                         =================== =========== ===================== ================  ==========
--------
(1) See Note 2 of the Notes to the Financial Statements for the basis of allocation of net investment income.

                                      51

                   Brighthouse Life Insurance Company of NY
     (An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

                                  Schedule IV

                                  Reinsurance
                       December 31, 2019, 2018 and 2017

                             (Dollars in millions)

                                                                                               % Amount
                                          Gross Amount     Ceded     Assumed     Net Amount  Assumed to Net
                                         ------------- ----------- --------- -------------- ---------------
2019
Life insurance in-force.................       $44,324 $    38,220       $--         $6,104             --%
Life insurance premium (1)..............       $    86 $        63       $--         $   23             --%
2018
Life insurance in-force.................       $46,722 $    39,987       $--         $6,735             --%
Life insurance premium (1)..............       $    91 $        54       $--         $   37             --%
2017
Life insurance in-force.................       $48,510 $    41,167       $--         $7,343             --%
Life insurance premium (1)..............       $    93 $        67       $--         $   26             --%
--------
(1) Includes annuities with life contingencies.

   For the year ended December 31, 2019, reinsurance ceded included related party transactions for life insurance in-force of $28.7 billion, and life insurance premiums of $45 million. For the year ended December 31, 2018, reinsurance ceded included related party transactions for life insurance in-force of $29.8 billion, and life insurance premiums of $37 million. For the year ended December 31, 2017, reinsurance ceded included related party transactions for life insurance in-force of $30.6 billion, and life insurance premiums of $52 million.

                                      52
Module
Metropolitan Tower Life Insurance Company and Subsidiaries

Consolidated Financial Statements

As of December 31, 2019 and 2018 and for the Years Ended December 31, 2019,
2018 and 2017 and Independent Auditors' Report

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and stockholder of
Metropolitan Tower Life Insurance Company:

We have audited the accompanying consolidated financial statements of
Metropolitan Tower Life Insurance Company and subsidiaries (a wholly-owned subsidiary of MetLife, Inc.) (the "Company") which comprise the consolidated balance sheets as of December 31, 2019 and 2018, and the related consolidated statements of operations and comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31,
2019, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Metropolitan Tower
Life Insurance Company and subsidiaries as of December 31, 2019 and 2018, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2019, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, since the
Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

April 23, 2020

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2019 and 2018

                (In millions, except share and per share data)

                                                                                      2019        2018
                                                                                  ------------ ----------
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized
  cost: $14,978 and $11,746, respectively)....................................... $     16,337 $   12,152
Mortgage loans (net of valuation allowances of $11 and $9, respectively).........        3,088      1,893
Policy loans.....................................................................        1,763      1,818
Real estate and real estate joint ventures.......................................          447        411
Other limited partnership interests..............................................          365        271
Short-term investments, at estimated fair value..................................           23         91
Annuities funding structured settlement claims...................................        5,484      5,464
Other invested assets (includes $157 and $176, respectively, of leveraged
  leases)........................................................................          456        477
                                                                                  ------------ ----------
   Total investments.............................................................       27,963     22,577
Cash and cash equivalents, principally at estimated fair value...................          672        458
Accrued investment income........................................................          169        149
Premiums, reinsurance and other receivables......................................        3,950      3,997
Deferred policy acquisition costs and value of business acquired.................          485        578
Current income tax recoverable...................................................           --          8
Other assets.....................................................................          183        164
Separate account assets..........................................................        3,671      2,557
                                                                                  ------------ ----------
   Total assets.................................................................. $     37,093 $   30,488
                                                                                  ============ ==========
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits........................................................... $     13,405 $    8,695
Policyholder account balances....................................................        8,232      8,389
Other policy-related balances....................................................        5,867      5,783
Policyholder dividends payable...................................................          113         97
Payables for collateral under securities loaned and other transactions...........        1,020      1,063
Long-term debt...................................................................          105        105
Current income tax payable.......................................................           19         --
Deferred income tax liability....................................................          236        156
Other liabilities................................................................        1,112        988
Separate account liabilities.....................................................        3,671      2,557
                                                                                  ------------ ----------
   Total liabilities.............................................................       33,780     27,833
                                                                                  ------------ ----------
Contingencies, Commitments and Guarantees (Note 13)
Stockholder's Equity
Common stock, par value $2,000 per share; 4,000 shares authorized; 1,000 shares
  issued and outstanding.........................................................            3          3
Additional paid-in capital.......................................................        1,822      1,822
Retained earnings................................................................          609        557
Accumulated other comprehensive income (loss)....................................          879        273
                                                                                  ------------ ----------
   Total stockholder's equity....................................................        3,313      2,655
                                                                                  ------------ ----------
   Total liabilities and stockholder's equity.................................... $     37,093 $   30,488
                                                                                  ============ ==========

       See accompanying notes to the consolidated financial statements.

                                     MTL-2

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                            2019        2018        2017
                                                         ----------  ----------  ----------
Revenues
Premiums................................................ $    5,124  $    1,730  $    1,227
Universal life and investment-type product policy fees..        190         147         142
Net investment income...................................      1,177       1,036       1,029
Other revenues..........................................         63          31          14
Net investment gains (losses)...........................        (24)        (18)        (10)
Net derivative gains (losses)...........................        (80)        115        (110)
                                                         ----------  ----------  ----------
   Total revenues.......................................      6,450       3,041       2,292
                                                         ----------  ----------  ----------
Expenses
Policyholder benefits and claims........................      5,704       2,245       1,626
Interest credited to policyholder account balances......        234         240         240
Policyholder dividends..................................        172         148         146
Other expenses..........................................        258         267         202
                                                         ----------  ----------  ----------
   Total expenses.......................................      6,368       2,900       2,214
                                                         ----------  ----------  ----------
   Income (loss) before provision for income tax........         82         141          78
Provision for income tax expense (benefit)..............         29          28        (202)
                                                         ----------  ----------  ----------
   Net income (loss).................................... $       53  $      113  $      280
                                                         ==========  ==========  ==========

       See accompanying notes to the consolidated financial statements.

                                     MTL-3

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                                         2019       2018       2017
                                                                      ---------  ---------  ---------
Net income (loss).................................................... $      53  $     113  $     280
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets.........       768       (555)       275
Unrealized gains (losses) on derivatives.............................       (15)        82        (48)
Foreign currency translation adjustments.............................        14          2          1
Defined benefit plans adjustment.....................................        (1)         4         --
                                                                      ---------  ---------  ---------
   Other comprehensive income (loss), before income tax..............       766       (467)       228
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................      (161)        97        (74)
                                                                      ---------  ---------  ---------
   Other comprehensive income (loss), net of income tax..............       605       (370)       154
                                                                      ---------  ---------  ---------
   Comprehensive income (loss)....................................... $     658  $    (257) $     434
                                                                      =========  =========  =========

       See accompanying notes to the consolidated financial statements.

                                     MTL-4

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Consolidated Statements of Stockholder's Equity
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                                          Accumulated
                                                    Additional               Other         Total
                                             Common  Paid-in   Retained  Comprehensive Stockholder's
                                             Stock   Capital   Earnings  Income (Loss)    Equity
                                             ------ ---------- --------  ------------- -------------
Balance at December 31, 2016................ $    3 $    1,822 $    461    $    383     $    2,669
Net income (loss)...........................                        280                        280
Other comprehensive income (loss), net of
  income tax................................                                    154            154
                                             ------ ---------- --------    --------     ----------
Balance at December 31, 2017................      3      1,822      741         537          3,103
Cumulative effects of changes in accounting
  principles, net of income tax.............                       (106)        106             --
                                             ------ ---------- --------    --------     ----------
Balance at January 1, 2018..................      3      1,822      635         643          3,103
Dividends paid to MetLife, Inc..............                       (191)                      (191)
Net income (loss)...........................                        113                        113
Other comprehensive income (loss), net of
  income tax................................                                   (370)          (370)
                                             ------ ---------- --------    --------     ----------
Balance at December 31, 2018................      3      1,822      557         273          2,655
Cumulative effects of changes in accounting
  principles, net of income tax.............                         (1)          1             --
                                             ------ ---------- --------    --------     ----------
Balance at January 1, 2019..................      3      1,822      556         274          2,655
Net income (loss)...........................                         53                         53
Other comprehensive income (loss), net of
  income tax................................                                    605            605
                                             ------ ---------- --------    --------     ----------
Balance at December 31, 2019................ $    3 $    1,822 $    609    $    879     $    3,313
                                             ====== ========== ========    ========     ==========
       See accompanying notes to the consolidated financial statements.

                                     MTL-5

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                                                    2019     2018     2017
                                                                                  -------  -------  -------
Cash flows from operating activities
Net income (loss)................................................................ $    53  $   113  $   280
Adjustments to reconcile net income (loss) to net cash provided by (used in)
  operating activities:
Depreciation and amortization expenses...........................................      10       12       13
Amortization of premiums and accretion of discounts associated with investments,
  net............................................................................     (65)     (71)     (56)
(Gains) losses on investments, net...............................................      24       18       10
(Gains) losses on derivatives, net...............................................      91     (105)     129
(Income) loss from equity method investments, net of dividends or distributions..      14       (3)       1
Interest credited to policyholder account balances...............................     234      240      240
Universal life and investment-type product policy fees...........................    (190)    (147)    (142)
Change in accrued investment income..............................................     (22)     (11)      (6)
Change in premiums, reinsurance and other receivables............................      58       (5)    (108)
Change in deferred policy acquisition costs and value of business acquired, net..      39       44       (2)
Change in income tax.............................................................     (54)      50     (216)
Change in other assets...........................................................       9       42       (3)
Change in insurance-related liabilities and policy-related balances..............   4,014    1,276      856
Change in other liabilities......................................................     (37)      53       29
Other, net.......................................................................     (46)       5       (9)
                                                                                  -------  -------  -------
   Net cash provided by (used in) operating activities...........................   4,132    1,511    1,016
                                                                                  -------  -------  -------
Cash flows from investing activities
Sales, maturities and repayments of:
   Fixed maturity securities available-for-sale..................................   4,106    4,625    3,711
   Equity securities.............................................................       5        5        3
   Mortgage loans................................................................     174       94      146
   Real estate and real estate joint ventures....................................      10      101       --
   Other limited partnership interests...........................................      31       20       21
Purchases and originations of:
   Fixed maturity securities available-for-sale..................................  (6,509)  (5,240)  (4,330)
   Equity securities.............................................................      (2)      (4)      (2)
   Mortgage loans................................................................  (1,371)    (709)    (316)
   Real estate and real estate joint ventures....................................     (64)     (50)     (48)
   Other limited partnership interests...........................................    (132)     (81)     (39)
Cash received in connection with freestanding derivatives........................      22       66       54
Cash paid in connection with freestanding derivatives............................     (23)     (41)     (95)
Net change in policy loans.......................................................      55       96       23
Net change in short-term investments.............................................      63       33      181
Net change in other invested assets..............................................      (7)       9       (1)
Net change in property and equipment.............................................      --       --      (10)
Other, net.......................................................................       3       --       --
                                                                                  -------  -------  -------
   Net cash provided by (used in) investing activities........................... $(3,639) $(1,076) $  (702)
                                                                                  -------  -------  -------

       See accompanying notes to the consolidated financial statements.

                                     MTL-6

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                                           2019      2018      2017
                                                                         --------  --------  --------
Cash flows from financing activities
Policyholder account balances:
   Deposits............................................................. $  3,205  $  1,370  $  2,112
   Withdrawals..........................................................   (3,441)   (1,657)   (2,362)
Net change in payables for collateral under securities loaned and other
  transactions..........................................................      (43)      144        95
Dividends paid to MetLife, Inc..........................................       --      (191)       --
Other, net..............................................................       --        --        (3)
                                                                         --------  --------  --------
   Net cash provided by (used in) financing activities..................     (279)     (334)     (158)
                                                                         --------  --------  --------
   Change in cash and cash equivalents..................................      214       101       156
Cash and cash equivalents, beginning of year............................      458       357       201
                                                                         --------  --------  --------
   Cash and cash equivalents, end of year............................... $    672  $    458  $    357
                                                                         ========  ========  ========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
   Interest............................................................. $      8  $      8  $      8
                                                                         ========  ========  ========
   Income tax........................................................... $     81  $    (24) $     20
                                                                         ========  ========  ========
Non-cash transactions
   Fixed maturity securities available-for-sale received in connection
     with pension risk transfer transactions............................ $    637  $     --  $     --
                                                                         ========  ========  ========
   Increase in real estate and real estate joint ventures due to the expiration of a leveraged lease where the underlying asset was
     real estate........................................................ $     --  $     --  $     73
                                                                         ========  ========  ========

       See accompanying notes to the consolidated financial statements.

                                     MTL-7

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

   Metropolitan Tower Life Insurance Company ("MTL") and its subsidiaries
(collectively, the "Company") is a wholly-owned subsidiary of MetLife, Inc. The
Company is domiciled in the state of Nebraska ("Nebraska") and is licensed to transact insurance business in, and is subject to regulation by all 50 states and the District of Columbia, Canada and Puerto Rico. The Company is currently actively selling a broad range of annuity and investment products, including guaranteed investment contracts and other stable value products, pension risk transfer products and structured settlements, as well as certain products to fund company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. The Company is not actively selling annuities, variable and universal life insurance, and traditional life insurance, including whole life, to individuals.

   In April 2018, MTL re-domesticated from Delaware to Nebraska and merged with its affiliate, General American Life Insurance Company ("GALIC"). The surviving entity of the merger was MTL. See Note 2 for further information on the merger transaction.

Basis of Presentation

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the
Company's business and operations. Actual results could differ from these estimates.

  Consolidation

     The accompanying consolidated financial statements include the accounts of
  MTL and its subsidiaries, as well as partnerships in which the Company has control. Intercompany accounts and transactions have been eliminated.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws.
  Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

   .   such separate accounts are legally recognized;

   .   assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

   .   investment objectives are directed by the contractholder; and

   .   all investment performance, net of contract fees and assessments, is passed through to the contractholder.

                                     MTL-8

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

  Reclassifications

     Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform to the current year presentation as discussed throughout the Notes to the Consolidated
  Financial Statements.

Summary of Significant Accounting Policies

   The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

Accounting Policy                                                          Note
-------------------------------------------------------------------------------
Insurance                                                                   3
-------------------------------------------------------------------------------
Deferred Policy Acquisition Costs and Value of Business Acquired            4
-------------------------------------------------------------------------------
Reinsurance                                                                 5
-------------------------------------------------------------------------------
Investments                                                                 6
-------------------------------------------------------------------------------
Derivatives                                                                 7
-------------------------------------------------------------------------------
Fair Value                                                                  8
-------------------------------------------------------------------------------
Income Tax                                                                  12
-------------------------------------------------------------------------------
Litigation Contingencies                                                    13

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

      The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards.
   Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended

                                     MTL-9

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   to estimate the experience for the period the policy benefits are payable.
   Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

      Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

      Liabilities for universal life secondary and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments.
   The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

      Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

   Other Policy-Related Balances

      Other policy-related balances primarily include obligations assumed under structured settlement assignments as described in Note 3, policy and contract claims, policyholder dividends left on deposit, unearned revenue liabilities, policyholder dividends due and unpaid and premiums received in advance.

      The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death and disability claims. In addition, included in other policy-related balances are claims which have been reported but not yet settled for death and disability. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line.
   The methods used to determine these estimates are continually reviewed.
   Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

      The unearned revenue liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

                                    MTL-10

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

      The Company accounts for the prepayment of premiums on its individual life and health contracts as premiums received in advance and applies the cash received to premiums when due.

   Recognition of Insurance Revenues and Deposits

      Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders.
   Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

      Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

      Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

      All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

   .   incremental direct costs of contract acquisition, such as commissions;

   .   the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

   .   other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

     All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

     Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections.

                                    MTL-11

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     DAC and VOBA are amortized as follows:

                                        In proportion to the following over
 Products:                                estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .   Nonparticipating and               Actual and expected future gross
     non-dividend-paying traditional    premiums.
     contracts:
    .   Term insurance
    .   Nonparticipating whole life
        insurance
 -----------------------------------------------------------------------------
 .   Participating, dividend-paying     Actual and expected future gross
     traditional contracts              margins.
 -----------------------------------------------------------------------------
 .   Fixed and variable universal life  Actual and expected future gross
     contracts                          profits.
 .   Fixed and variable deferred
     annuity contracts
 -----------------------------------------------------------------------------

     See Note 4 for additional information on DAC and VOBA amortization.
  Amortization of DAC and VOBA is included in other expenses.

     The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

  Reinsurance

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss at inception and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed)
  premiums, reinsurance and other receivables (future policy benefits) are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

                                    MTL-12

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated
  net of allowances for uncollectible reinsurance.

     The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The
  Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded.
  Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income and Net Investment Gains (Losses)

      Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

   Fixed Maturity Securities

      The Company's fixed maturity securities are classified as
   available-for-sale ("AFS") and are reported at their estimated fair value.
   Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.

      Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities ("ABS") considers the estimated timing and amount of prepayments of the underlying loans. See Note 6 "-- Fixed Maturity
   Securities AFS -- Methodology for Amortization of Premium and Accretion of
   Discount on Structured Products." The amortization of premium and accretion of discount also takes into consideration call and maturity dates.

                                    MTL-13

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

      The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 6 "-- Fixed Maturity Securities
   AFS -- Evaluation of Fixed Maturity Securities AFS for OTTI and Evaluating
   Temporarily Impaired Fixed Maturity Securities AFS."

      For securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings within net investment gains
   (losses) when it is anticipated that the amortized cost will not be recovered. When either: (i) the Company has the intent to sell the security;
   or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value.
   If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

   Mortgage Loans

      The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 6.

      Mortgage loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.

   Policy Loans

      Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

      Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

      Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

                                    MTL-14

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Real Estate Joint Ventures and Other Limited Partnership Interests

      The Company uses the equity method of accounting or the fair value option for real estate joint ventures and other limited partnership interests
   ("investee") when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings in net investment income on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

      The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee's operations at estimated fair value. Changes in estimated fair value of these investments are included in net investment gains
   (losses). Because of the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

      The Company routinely evaluates its equity method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

   Short-term Investments

      Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

   Annuities Funding Structured Settlement Claims

      Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 3.

   Other Invested Assets

      Other invested assets consist principally of the following:

   .   Leveraged leases net investment is equal to the minimum lease payments plus the unguaranteed residual value, less the unearned income, and is recorded net of non-recourse debt. Income is determined by applying the leveraged lease's estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax treatment. The Company regularly reviews residual values for impairment.

   .   Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

                                    MTL-15

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   .   Affiliated loans are stated at unpaid principal balance and adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.

   .   Investments in Federal Home Loan Bank ("FHLB") common stock are carried at redemption value and are considered restricted investments until redeemed by the respective regional FHLBs.

   .   Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains
       (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.

   .   Tax credit partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.

   Securities Lending Program

      Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee.
   The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

  Derivatives

   Freestanding Derivatives

      Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

      Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative's carrying value in other invested assets or other liabilities.

      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains
   (losses).

                                    MTL-16

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

   .   Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability--in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.

   .   Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

      The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

      In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

      The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

      When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item.
   Provided the hedged forecasted transaction is still probable of occurring, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

      When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains
   (losses).

                                    MTL-17

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

      In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

      The Company is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   .   the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

   .   the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

   .   a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

      Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Fair Value

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

     Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management's judgment are used to determine the estimated fair value of assets and liabilities.

  Income Tax

     MTL and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes
  (and the benefits of tax attributes such as losses) are allocated to MTL and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife,
  Inc. has elected the "percentage

                                    MTL-18

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If MTL or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses)
  which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by MTL and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if MTL or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination the Company considers many factors, including:

   .   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

   .   the jurisdiction in which the deferred tax asset was generated;

   .   the length of time that carryforward can be utilized in the various taxing jurisdictions;

   .   future taxable income exclusive of reversing temporary differences and carryforwards;

   .   future reversals of existing taxable temporary differences;

   .   taxable income in prior carryback years; and

   .   tax planning strategies.

     The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

     The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

                                    MTL-19

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

     On December 22, 2017, President Trump signed into law H.R.1, commonly referred to as the Tax Cuts and Jobs Act of 2017 ("U.S. Tax Reform"). See
  Note 12 for additional information on U.S. Tax Reform and related Staff
  Accounting Bulletin 118 ("SAB 118") provisional amounts.

  Litigation Contingencies

     The Company is involved in a number of litigation matters and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's annual consolidated net income or cash flows. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the
  Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's consolidated financial statements.

  Other Accounting Policies

   Cash and Cash Equivalents

      The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property and Equipment

      Property and equipment, which is included in other assets, is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property and from three to seven years for all other property and equipment. The cost basis was $106 million at both December 31, 2019 and
   2018. Accumulated depreciation was $92 million and $88 million at
   December 31, 2019 and 2018, respectively. Related depreciation expense was
   $4 million, $3 million and $3 million for the years ended December 31, 2019,
   2018 and 2017, respectively. As of December 31, 2019, total minimum rental payments to be received in the future under non-cancelable leases was
   $9 million, $10 million, $2 million, $2 million, $2 million and $2 million for the years ended December 31, 2020, 2021, 2022, 2023, 2024 and years thereafter, respectively. See Note 14 for information on rental revenues related to a lease agreement with an affiliate.

   Other Revenues

      Other revenues include fees on reinsurance financing agreements, rental income with affiliates and fees associated with certain stable value products. Such fees are recognized in the period in which services are performed.

   Policyholder Dividends

      Policyholder dividends are approved annually by MTL's board of Directors.
   The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by MTL.

                                    MTL-20

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Employee Benefit Plans

      Pension, postretirement and postemployment benefits are provided to associates under plans sponsored by affiliates of the Company. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from affiliates.

   Foreign Currency

      Assets, liabilities and operations of foreign affiliates are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses)
   in the period in which they occur.

Recent Accounting Pronouncements

   Changes to GAAP are established by the Financial Accounting Standards Board
("FASB") in the form of accounting standards updates ("ASUs") to the FASB
Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of new ASUs issued by the FASB and the impact of the adoption on the Company's consolidated financial statements.

  Adoption of New Accounting Pronouncements

     Except as noted below, the ASUs adopted by the Company effective
  January 1, 2019 did not have a material impact on its consolidated financial statements or disclosures.

                                      Effective Date and   Impact on Financial
     Standard          Description    Method of Adoption       Statements
-------------------------------------------------------------------------------
ASU 2017-12,         The new          January 1, 2019.     The adoption of the
Derivatives and      guidance         The Company adopted  guidance did not
Hedging              simplifies the   using a modified     have a material
(Topic 815):         application of   retrospective        impact on the
Targeted             hedge            approach.            Company's financial
Improvements to      accounting in                         statements other
Accounting for       certain                               than expanded
Hedging Activities,  situations and                        disclosures within
as clarified and     amends the                            Note 7.
amended by ASU       hedge
2019-04,             accounting
Codification         model to enable
Improvements to      entities to
Topic 326,           better portray
Financial            the economics
Instruments--Credit  of their risk
Losses, Topic 815,   management
Derivatives and      activities in
Hedging, and Topic   their financial
825, Financial       statements.
Instruments

Future Adoption of New Accounting Pronouncements

   ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company's consolidated financial statements or disclosures. ASUs issued but not yet

                                    MTL-21

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

adopted as of December 31, 2019 that are currently being assessed and may or may not have a material impact on the Company's consolidated financial statements or disclosures are summarized in the table below.

                                        Effective Date and Impact on Financial
      Standard          Description     Method of Adoption     Statements
  ----------------------------------------------------------------------------
  ASU 2020-04,       The new guidance   March 12, 2020      The new guidance
  Reference Rate     provides optional  through             will reduce the
  Reform (Topic      expedients and     December 31, 2022.  operational and
  848):              exceptions for                         financial impacts
  Facilitation of    applying GAAP to                       of contract
  the Effects of     contracts,                             modifications
  Reference Rate     hedging                                that replace a
  Reform on          relationships and                      reference rate,
  Financial          other                                  such as London
  Reporting          transactions                           Interbank Offered
                     affected by                            Rate, affected by
                     reference rate                         reference rate
                     reform if certain                      reform. The
                     criteria are met.                      Company is
                     The expedients                         currently
                     and exceptions                         evaluating the
                     provided by the                        impact of the new
                     amendments do not                      guidance.
                     apply to contract
                     modifications
                     made and hedging
                     relationships
                     entered into or
                     evaluated after
                     December 31,
                     2022, with
                     certain
                     exceptions.
  ----------------------------------------------------------------------------
  ASU 2019-12,       The new guidance   January 1, 2021.    The Company has
  Income Taxes       simplifies the     The new guidance    started its
  (Topic 740):       accounting for     should be applied   implementation
  Simplifying the    income taxes by    either on a         efforts and is
  Accounting for     removing certain   retrospective,      currently
  Income Taxes       exceptions to the  modified            evaluating the
                     tax accounting     retrospective or    impact of the new
                     guidance and       prospective basis   guidance on its
                     providing          based on what       consolidated
                     clarification to   items the           financial
                     other specific     amendments          statements.
                     tax accounting     relates to. Early
                     guidance to        adoption is
                     eliminate          permitted.
                     variations in
                     practice.
                     Specifically, it
                     removes the
                     exceptions
                     related to the a)
                     incremental
                     approach for
                     intraperiod tax
                     allocation when
                     there is a loss
                     from continuing
                     operations and
                     income or a gain
                     from other items,
                     b) recognition of
                     a deferred tax
                     liability when
                     foreign
                     investment
                     ownership changes
                     from equity
                     method investment
                     to consolidated
                     subsidiary and
                     vice versa and c)
                     use of interim
                     period tax
                     accounting for
                     year-to-date
                     losses that
                     exceed
                     anticipated
                     losses. The
                     guidance also
                     simplifies the
                     application of
                     the income tax
                     guidance for
                     franchise taxes
                     that are
                     partially based
                     on income and the
                     accounting for
                     tax law changes
                     during interim
                     periods,
                     clarifies the
                     accounting for
                     transactions that
                     result in a
                     step-up in tax
                     basis of
                     goodwill,
                     provides for the
                     option to elect
                     allocation of
                     consolidated
                     income taxes to
                     entities
                     disregarded by
                     taxing
                     authorities for
                     their stand-alone
                     reporting, and
                     requires that an
                     entity reflect
                     the effect of an
                     enacted change in
                     tax laws or rates
                     in the annual
                     effective tax
                     rate computation
                     in the interim
                     period that
                     includes the
                     enactment date.
  ----------------------------------------------------------------------------

                                    MTL-22

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

                                        Effective Date and Impact on Financial
      Standard          Description     Method of Adoption     Statements
  ----------------------------------------------------------------------------
  ASU 2018-13, Fair  The new guidance   January 1, 2020.    As of
  Value Measurement  modifies the       Amendments          December 31,
  (Topic 820):       disclosure         related to          2018, the Company
  Disclosure         requirements on    changes in          early adopted the
  Framework --       fair value by      unrealized gains    provisions of the
  Changes to the     removing some      and losses, the     guidance that
  Disclosure         requirements,      range and           removed the
  Requirements for   modifying others,  weighted average    requirements
  Fair Value         adding changes in  of significant      relating to
  Measurement        unrealized gains   unobservable        transfers between
                     and losses         inputs used to      fair value
                     included in OCI    develop Level 3     hierarchy levels
                     for recurring      fair value          and certain
                     Level 3 fair       measurements, and   disclosures about
                     value              the narrative       valuation
                     measurements, and  description of      processes for
                     under certain      measurement         Level 3 fair
                     circumstances,     uncertainty         value
                     providing the      should be applied   measurements. The
                     option to          prospectively.      Company will
                     disclose certain   All other           adopt the
                     other              amendments should   remainder of the
                     quantitative       be applied          new guidance at
                     information with   retrospectively.    the effective
                     respect to                             date. The new
                     significant                            guidance will not
                     unobservable                           have a material
                     inputs in lieu of                      impact on the
                     a weighted                             Company's
                     average.                               consolidated
                                                            financial
                                                            statements.
  ----------------------------------------------------------------------------
  ASU 2018-12,       The new guidance   January 1, 2022,    The Company has
  Financial          (i) prescribes     to be applied       started its
  Services --        the discount rate  retrospectively     implementation
  Insurance (Topic   to be used in      to January 1,       efforts and is
  944): Targeted     measuring the      2020 (with early    currently
  Improvements to    liability for      adoption            evaluating the
  the Accounting     future policy      permitted).         impact of the new
  for Long-Duration  benefits for                           guidance. Given
  Contracts, as      traditional and                        the nature and
  amended by ASU     limited payment                        extent of the
  2019-09,           long-duration                          required changes
  Financial          contracts, and                         to a significant
  Services --        requires                               portion of the
  Insurance (Topic   assumptions for                        Company's
  944): Effective    those liability                        operations, the
  Date               valuations to be                       adoption of this
                     updated after                          guidance is
                     contract                               expected to have
                     inception,                             a material impact
                     (ii) requires                          on the Company's
                     more market-based                      consolidated
                     product                                financial
                     guarantees on                          statements.
                     certain separate
                     account and other
                     account balance
                     long-duration
                     contracts to be
                     accounted for at
                     fair value,
                     (iii) simplifies
                     the amortization
                     of DAC for
                     virtually all
                     long-duration
                     contracts, and
                     (iv) introduces
                     certain financial
                     statement
                     presentation
                     requirements, as
                     well as
                     significant
                     additional
                     quantitative and
                     qualitative
                     disclosures. The
                     amendments in ASU
                     2019-09 defer the
                     effective date of
                     the amendments in
                     update 2018-12
                     for all entities.
  ----------------------------------------------------------------------------

                                    MTL-23

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

                                        Effective Date and Impact on Financial
      Standard          Description     Method of Adoption     Statements
  ----------------------------------------------------------------------------
  ASU 2016-13,       This new guidance  January 1, 2020,    The Company has
  Financial          requires an        to be applied on    finalized the
  Instruments --     allowance for      a modified          development of
  Credit Losses      credit losses      retrospective       the credit loss
  (Topic 326):       based on the       basis, which        models for its
  Measurement of     expectation of     requires            financing
  Credit Losses on   lifetime credit    transition          receivables
  Financial          losses on          adjustments to be   carried at
  Instruments, as    financing          recorded as a       amortized cost.
  clarified and      receivables        cumulative effect   The development
  amended by ASU     carried at         adjustment to       of these credit
  2018-19,           amortized cost,    retained earnings.  loss models
  Codification       including, but                         included data
  Improvements to    not limited to,                        input
  Topic 326,         mortgage loans,                        validations,
  Financial          premium                                updates to
  Instruments --     receivables,                           information
  Credit Losses,     reinsurance                            systems and
  ASU 2019-04,       receivables and                        enhanced policies
  Codification       leases other than                      and controls. At
  Improvements to    operating leases.                      December 31,
  Topic 326,         The current model                      2019, the
  Financial          for OTTI on AFS                        allowance for
  Instruments --     debt securities                        credit losses was
  Credit Losses,     has been modified                      approximately
  Topic 815,         and requires the                       0.25% of the
  Derivatives and    recording of an                        amortized cost of
  Hedging, and       allowance for                          financing
  Topic 825,         credit losses                          receivables in
  Financial          instead of a                           scope. The
  Instruments, ASU   reduction of the                       Company estimates
  2019-05,           carrying value.                        that upon
  Financial          Any improvements                       adoption, the
  Instruments --     in expected                            allowance for
  Credit Losses      future cash flows                      credit losses
  (Topic 326):       will no longer be                      will be less than
  Targeted           reflected as a                         1.00% of the
  Transition         prospective yield                      amortized cost of
  Relief, and ASU    adjustment, but                        financing
  2019-11,           instead will be                        receivables in
  Codification       reflected as a                         scope. The
  Improvements to    reduction in the                       increase in the
  Topic 326,         allowance. The                         allowance for
  Financial          new guidance also                      credit losses
  Instruments --     replaces the                           primarily relates
  Credit Losses      model for                              to the Company's
                     purchased credit                       leveraged lease
                     impaired debt                          portfolio.
                     securities and
                     financing
                     receivables and
                     requires the
                     establishment of
                     an allowance for
                     credit losses at
                     acquisition,
                     which is added to
                     the purchase
                     price to
                     establish the
                     initial amortized
                     cost of the
                     instrument.
                     The new guidance
                     also requires
                     enhanced
                     disclosures.
  ----------------------------------------------------------------------------

2. Merger

   In April 2018, MTL merged with its affiliate, GALIC, a wholly-owned subsidiary of MetLife, Inc. and a U.S. life insurance company (the "Merger").
The surviving entity of the Merger was MTL, which re-domesticated from Delaware to Nebraska immediately prior to the Merger. The Merger represents a transaction among entities under common control and was accounted for in a manner similar to the pooling-of-interests method, which requires that the merged entities be combined at their historical cost. The Company's consolidated financial statements and related footnotes were presented as if the transaction occurred at the beginning of the earliest date presented and the prior periods were retrospectively adjusted.

                                    MTL-24

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance

Insurance Liabilities

   Future policy benefits are measured as follows:

 -----------------------------------------------------------------------------
 Product Type:                          Measurement Assumptions:
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Participating life                     Aggregate of (i) net level premium
                                        reserves for death and endowment
                                        policy benefits (calculated based
                                        upon the non-forfeiture interest
                                        rate, ranging from 3% to 6%, and
                                        mortality rates guaranteed in
                                        calculating the cash surrender values
                                        described in such contracts); and
                                        (ii) the liability for terminal
                                        dividends.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Nonparticipating life                  Aggregate of the present value of
                                        future expected benefit payments and
                                        related expenses less the present
                                        value of future expected net
                                        premiums. Assumptions as to mortality
                                        and persistency are based upon the
                                        Company's experience when the basis
                                        of the liability is established.
                                        Interest rate assumptions for the
                                        aggregate future policy benefit
                                        liabilities range from 3% to 11%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Individual and group traditional       Present value of future expected
 fixed annuities after annuitization    payments. Interest rate assumptions
                                        used in establishing such liabilities
                                        range from 3% to 8%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Non-medical health insurance           The net level premium method and
                                        assumptions as to future morbidity,
                                        withdrawals and interest, which
                                        provide a margin for adverse
                                        deviation. The interest rate
                                        assumption used in establishing such
                                        liabilities is 5%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Disabled lives                         Present value of benefits method and
                                        experience assumptions as to claim
                                        terminations, expenses and interest.
                                        Interest rate assumptions used in
                                        establishing such liabilities range
                                        from 3% to 7%.
 -----------------------------------------------------------------------------

   Participating business represented 32% and 33% of the Company's life insurance in-force at December 31, 2019 and 2018. Participating policies represented 94% of gross traditional life insurance premiums for each of the years ended December 31, 2019, 2018 and 2017.

   Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 2% to 7%, less expenses, mortality charges and withdrawals.

Guarantees

   The Company issued annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization.
Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issued universal life contracts where the
Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                                    MTL-25

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal life contracts was as follows:

                                            Annuity
                                           Contracts   Universal Life Contracts
                                         ------------- -----------------------
                                          Guaranteed
                                         Annuitization Secondary     Paid-Up
                                           Benefits    Guarantees   Guarantees  Total
                                         ------------- ----------   ----------  -----
                                                       (In millions)
Direct:
Balance at January 1, 2017..............    $    6      $    100       $229     $335
Incurred guaranteed benefits............        --            13         10       23
Paid guaranteed benefits................        --            --         --       --
                                            ------      --------       ----     ----
Balance at December 31, 2017............         6           113        239      358
Incurred guaranteed benefits............        --            15          6       21
Paid guaranteed benefits................        --            --         --       --
                                            ------      --------       ----     ----
Balance at December 31, 2018............         6           128        245      379
Incurred guaranteed benefits............        --            43         38       81
Paid guaranteed benefits................        --            (5)       (22)     (27)
                                            ------      --------       ----     ----
Balance at December 31, 2019............    $    6      $    166       $261     $433
                                            ======      ========       ====     ====
Ceded:
Balance at January 1, 2017..............    $   --      $     98       $161     $259
Incurred guaranteed benefits............        --            15          6       21
Paid guaranteed benefits................        --            --         --       --
                                            ------      --------       ----     ----
Balance at December 31, 2017............        --           113        167      280
Incurred guaranteed benefits............        --            15          4       19
Paid guaranteed benefits................        --            --         --       --
                                            ------      --------       ----     ----
Balance at December 31, 2018............        --           128        171      299
Incurred guaranteed benefits............        --            43         32       75
Paid guaranteed benefits................        --            (5)       (16)     (21)
                                            ------      --------       ----     ----
Balance at December 31, 2019............    $   --      $    166       $187     $353
                                            ======      ========       ====     ====
Net:
Balance at January 1, 2017..............    $    6      $      2       $ 68     $ 76
Incurred guaranteed benefits............        --            (2)         4        2
Paid guaranteed benefits................        --            --         --       --
                                            ------      --------       ----     ----
Balance at December 31, 2017............         6            --         72       78
Incurred guaranteed benefits............        --            --          2        2
Paid guaranteed benefits................        --            --         --       --
                                            ------      --------       ----     ----
Balance at December 31, 2018............         6            --         74       80
Incurred guaranteed benefits............        --            --          6        6
Paid guaranteed benefits................        --            --         (6)      (6)
                                            ------      --------       ----     ----
Balance at December 31, 2019............    $    6      $     --       $ 74     $ 80
                                            ======      ========       ====     ====

                                    MTL-26

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                December 31,
                                                             ---------------------
                                                               2019       2018
                                                             ---------  ---------
                                                                     At
                                                                Annuitization
                                                             ---------------------
                                                             (Dollars in millions)
Annuity Contracts:
Total account value (1), (2)................................ $     247  $     255
Net amount at risk (3)...................................... $      45  $      46
Average attained age of contractholders.....................  69 years   68 years

                                                                December 31, 2019       December 31, 2018
                                                             ----------------------- -----------------------
                                                             Secondary    Paid-Up    Secondary    Paid-Up
                                                             Guarantees  Guarantees  Guarantees  Guarantees
                                                             ----------- ----------- ----------- -----------
                                                                          (Dollars in millions)
Universal Life Contracts:
Total account value (2)..................................... $     1,729 $     2,041 $     1,731 $     2,133
Net amount at risk (4)...................................... $    10,450 $     8,615 $    10,855 $     9,249
Average attained age of policyholders.......................    69 years    65 years    68 years    64 years

--------
(1)The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)Includes the contractholder's investments in the general account and separate account, if applicable.

(3)Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(4)Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

  Guarantees -- Separate Accounts

   Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                         ---------------
                                          2019    2018
                                         ------- -------
                                          (In millions)
                        Fund Groupings:
                        Equity.......... $    26 $    20
                        Balanced........       4       2
                        Bond............       3       3
                                         ------- -------
                           Total........ $    33 $    25
                                         ======= =======

                                    MTL-27

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Obligations Assumed Under Structured Settlement Assignments

   The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the periodic claims to be provided and reported as other policy-related balances. The
Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities from an affiliate to fund these periodic payment claim obligations and designates payments to be made directly to the claimant by the affiliated annuity writer. These annuities funding structured settlement claims are recorded as an investment. See Note 1.

   See Note 6 for additional information on obligations assumed under structured settlement assignments.

Obligations Under Funding Agreements

   MTL is a member of regional FHLBs. Holdings of common stock of regional
FHLBs, included in other invested assets, were as follows at:

                                                                December 31,
                                                               ---------------
                                                                2019    2018
                                                               ------- -------
                                                                (In millions)
  FHLB of Des Moines.......................................... $     4 $    17
  FHLB of Pittsburgh.......................................... $    35 $    19

   The Company has also entered into funding agreements with regional FHLBs.
The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

                                                                 Liability      Collateral (2)
                                                             ----------------- -----------------
                                                                        December 31,
                                                             -----------------------------------
                                                               2019     2018     2019     2018
                                                             -------- -------- -------- --------
                                                                        (In millions)
FHLB of Des Moines (1)...................................... $    100 $    425 $    141 $    518
FHLB of Pittsburgh (1)...................................... $    775 $    450 $    895 $    589

--------
(1)Represents funding agreements issued to the applicable regional FHLB in exchange for cash and for which such regional FHLB has been granted a lien on certain assets, some of which are in the custody of such regional FHLB, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under such funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such regional FHLB as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default, the applicable regional FHLB's recovery on the collateral is limited to the amount of the Company's liability to such regional FHLB.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

                                    MTL-28

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Liabilities for Unpaid Claims and Claim Expenses

   Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                                                      Years Ended December 31,
                                                                ----------------------------------
                                                                   2019        2018        2017
                                                                ----------  ----------  ----------
                                                                           (In millions)
Balance at January 1,.......................................... $      295  $      267  $      279
   Less: Reinsurance recoverables..............................        166         157         174
                                                                ----------  ----------  ----------
Net balance at January 1,......................................        129         110         105
                                                                ----------  ----------  ----------
Incurred related to:
   Current year................................................        373         423         307
   Prior years (1).............................................         35          30          35
                                                                ----------  ----------  ----------
       Total incurred..........................................        408         453         342
                                                                ----------  ----------  ----------
Paid related to:
   Current year................................................       (343)       (403)       (300)
   Prior years.................................................        (36)        (31)        (37)
                                                                ----------  ----------  ----------
       Total paid..............................................       (379)       (434)       (337)
                                                                ----------  ----------  ----------
Net balance at December 31,....................................        158         129         110
   Add: Reinsurance recoverables...............................        185         166         157
                                                                ----------  ----------  ----------
Balance at December 31 (included in future policy benefits and
  other policy-related balances),.............................. $      343  $      295  $      267
                                                                ==========  ==========  ==========
--------
(1)For the years ended December 31, 2019, 2018 and 2017, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.

Separate Accounts

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $3.4 billion and $2.4 billion at
December 31, 2019 and 2018, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $310 million and $193 million at December 31, 2019 and 2018, respectively. The latter category consisted primarily of company- and bank-owned life insurance. The average interest rate credited on these contracts was 5.40% and 5.27% at December 31, 2019 and 2018, respectively.

   For the years ended December 31, 2019, 2018 and 2017, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

4. Deferred Policy Acquisition Costs and Value of Business Acquired

   See Note 1 for a description of capitalized acquisition costs.

                                    MTL-29

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

Nonparticipating and Non-Dividend-Paying Traditional Contracts

   The Company amortizes DAC and VOBA related to these contracts (term insurance and nonparticipating whole life insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition
(as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

   The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative
DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred
Annuity Contracts

   The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and
VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative
DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously

                                    MTL-30

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits.
Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

   Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the
Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

   The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

   Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

   Amortization of DAC and VOBA is attributed to net investment gains (losses)
and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                                    MTL-31

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

   Information regarding DAC and VOBA was as follows:

                                                        Years Ended December 31,
                                                   ----------------------------------
                                                      2019        2018        2017
                                                   ----------  ----------  ----------
                                                              (In millions)
DAC:
Balance at January 1,............................. $      538  $      543  $      553
Capitalizations...................................         39          44          81
Amortization related to:
Net investment gains (losses) and net derivative
  gains (losses)..................................          1          (2)          3
Other expenses....................................        (78)        (80)        (83)
                                                   ----------  ----------  ----------
   Total amortization.............................        (77)        (82)        (80)
                                                   ----------  ----------  ----------
Unrealized investment gains (losses)..............        (54)         33         (11)
                                                   ----------  ----------  ----------
Balance at December 31,...........................        446         538         543
                                                   ----------  ----------  ----------
VOBA:
Balance at January 1,.............................         40          39          42
Amortization related to other expenses............         --          (4)         (2)
Unrealized investment gains (losses)..............         (1)          5          (1)
                                                   ----------  ----------  ----------
Balance at December 31,...........................         39          40          39
                                                   ----------  ----------  ----------
Total DAC and VOBA:
Balance at December 31,........................... $      485  $      578  $      582
                                                   ==========  ==========  ==========

   The estimated future amortization expense to be reported in other expenses for the next five years was as follows:

                                                                      VOBA
                                                                  -------------
                                                                  (In millions)
 2020............................................................   $      4
 2021............................................................   $      4
 2022............................................................   $      4
 2023............................................................   $      4
 2024............................................................   $      5

5. Reinsurance

   The Company enters into reinsurance agreements as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The
Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 6.

                                    MTL-32

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   For its individual life insurance products, the Company has historically reinsured the mortality risk, primarily on an excess of retention or quota share basis. In addition to reinsuring mortality risk as described above, the
Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures portions of certain level premium term and universal life policies with secondary death benefit guarantees to a former affiliate.

   The Company has reinsured certain of its annuity and supplementary contract business to an affiliate.

   The Company also assumes portions of certain whole life policies issued by an affiliate and a former affiliate.

   The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

   The Company reinsures its remaining business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2019 and 2018, were not significant.

   The Company has secured certain reinsurance recoverable balances with various forms for collateral, including secured trusts and funds withheld accounts. The Company had $926 million and $594 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2019 and 2018, respectively.

   At December 31, 2019, the Company had $2.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.5 billion, or 93%, were with the
Company's five largest unaffiliated ceded reinsurers, including $653 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At
December 31, 2018, the Company had $2.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.4 billion, or 89%, were with the
Company's five largest unaffiliated ceded reinsurers, including $301 million of net unaffiliated ceded reinsurance recoverables which were unsecured.

                                    MTL-33

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                 Years Ended December 31,
                                             -------------------------------
                                                2019       2018       2017
                                             ---------  ---------  ---------
                                                      (In millions)
  Premiums
  Direct premiums........................... $   4,675  $   1,266  $     741
  Reinsurance assumed.......................       708        732        755
  Reinsurance ceded.........................      (259)      (268)      (269)
                                             ---------  ---------  ---------
     Net premiums........................... $   5,124  $   1,730  $   1,227
                                             =========  =========  =========
  Universal life and investment-type
    product policy fees
  Direct universal life and investment-type
    product policy fees..................... $     437  $     458  $     465
  Reinsurance assumed.......................        --         --         --
  Reinsurance ceded.........................      (247)      (311)      (323)
                                             ---------  ---------  ---------
     Net universal life and investment-type
       product policy fees.................. $     190  $     147  $     142
                                             =========  =========  =========
  Policyholder benefits and claims
  Direct policyholder benefits and claims... $   5,613  $   2,181  $   1,608
  Reinsurance assumed.......................       564        599        606
  Reinsurance ceded.........................      (473)      (535)      (588)
                                             ---------  ---------  ---------
     Net policyholder benefits and claims... $   5,704  $   2,245  $   1,626
                                             =========  =========  =========
  Interest credited to policyholder account
    balances
  Direct interest credited to policyholder
    account balances........................ $     339  $     341  $     343
  Reinsurance assumed.......................        --         --         --
  Reinsurance ceded.........................      (105)      (101)      (103)
                                             ---------  ---------  ---------
     Net interest credited to policyholder
       account balances..................... $     234  $     240  $     240
                                             =========  =========  =========
  Other expenses
  Direct other expenses..................... $     158  $     182  $      74
  Reinsurance assumed.......................       133        131        128
  Reinsurance ceded.........................       (33)       (46)        --
                                             ---------  ---------  ---------
     Net other expenses..................... $     258  $     267  $     202
                                             =========  =========  =========

                                    MTL-34

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                        December 31,
                               ---------------------------------------------------------------
                                            2019                            2018
                               ------------------------------- -------------------------------
                                                        Total                           Total
                                                       Balance                         Balance
                               Direct  Assumed  Ceded   Sheet  Direct  Assumed  Ceded   Sheet
                               ------- ------- ------  ------- ------- ------- ------  -------
                                                        (In millions)
Assets
Premiums, reinsurance and
  other receivables........... $    31 $  137  $3,782  $ 3,950 $    22 $  144  $3,831  $ 3,997
Deferred policy acquisition
  costs and value of business
  acquired....................     182    387     (84)     485     179    482     (83)     578
                               ------- ------  ------  ------- ------- ------  ------  -------
   Total assets............... $   213 $  524  $3,698  $ 4,435 $   201 $  626  $3,748  $ 4,575
                               ======= ======  ======  ======= ======= ======  ======  =======
Liabilities
Future policy benefits........ $10,933 $2,472  $   --  $13,405 $ 6,489 $2,206  $   --  $ 8,695
Other policy-related
  balances....................   5,784     74       9    5,867   5,686     76      21    5,783
Other liabilities.............     353     53     706    1,112     283     46     659      988
                               ------- ------  ------  ------- ------- ------  ------  -------
   Total liabilities.......... $17,070 $2,599  $  715  $20,384 $12,458 $2,328  $  680  $15,466
                               ======= ======  ======  ======= ======= ======  ======  =======

   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were
$953 million and $980 million at December 31, 2019 and 2018, respectively. The deposit liabilities on reinsurance were $2 million at both December 31, 2019 and 2018.

Related Party Reinsurance Transactions

   The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Metropolitan Life Insurance Company and MetLife
Insurance K.K., each of which is a related party. Additionally, the Company has reinsurance agreements with Brighthouse Life Insurance Company, a former subsidiary of MetLife, Inc. which was a related party through June 2018. The
Company entered into reinsurance transactions with Brighthouse Life Insurance
Company in the normal course of business and such transactions will continue based upon business needs.

                                    MTL-35

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                  Years Ended December 31,
                                                                ----------------------------
                                                                  2019      2018      2017
                                                                --------  --------  --------
                                                                        (In millions)
Premiums
Reinsurance assumed............................................ $    111  $    314  $    542
Reinsurance ceded..............................................       (3)       (9)      (17)
                                                                --------  --------  --------
   Net premiums................................................ $    108  $    305  $    525
                                                                ========  ========  ========
Universal life and investment-type product policy fees
Reinsurance assumed............................................ $     --  $     --  $     --
Reinsurance ceded..............................................       (1)      (45)      (99)
                                                                --------  --------  --------
   Net universal life and investment-type product policy fees.. $     (1) $    (45) $    (99)
                                                                ========  ========  ========
Policyholder benefits and claims
Reinsurance assumed............................................ $     97  $    255  $    430
Reinsurance ceded..............................................       (4)      (18)      (44)
                                                                --------  --------  --------
   Net policyholder benefits and claims........................ $     93  $    237  $    386
                                                                ========  ========  ========
Interest credited to policyholder account balances
Reinsurance assumed............................................ $     --  $     --  $     --
Reinsurance ceded..............................................      (30)      (65)     (103)
                                                                --------  --------  --------
   Net interest credited to policyholder account balances...... $    (30) $    (65) $   (103)
                                                                ========  ========  ========
Other expenses
Reinsurance assumed............................................ $     15  $     65  $     96
Reinsurance ceded..............................................       --       (18)       (9)
                                                                --------  --------  --------
   Net other expenses.......................................... $     15  $     47  $     87
                                                                ========  ========  ========

                                    MTL-36

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                    December 31,
                                                       ---------------------------------------
                                                              2019                2018
                                                       ------------------- -------------------
                                                       Assumed    Ceded    Assumed    Ceded
                                                       -------- ---------- -------- ----------
                                                                    (In millions)
Assets
Premiums, reinsurance and other receivables........... $     31 $    1,009 $     31 $    1,047
Deferred policy acquisition costs and value of
  business acquired...................................      100         --      111         --
                                                       -------- ---------- -------- ----------
   Total assets....................................... $    131 $    1,009 $    142 $    1,047
                                                       ======== ========== ======== ==========
Liabilities
Future policy benefits................................ $    536 $       -- $    463 $       --
Other policy-related balances.........................        7         --        6         --
Other liabilities.....................................        9         --        7         --
                                                       -------- ---------- -------- ----------
   Total liabilities.................................. $    552 $       -- $    476 $       --
                                                       ======== ========== ======== ==========

   The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.0 billion of unsecured affiliated reinsurance recoverable balances at both December 31, 2019 and 2018.

   Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $951 million and $978 million at December 31, 2019 and 2018, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2019 and 2018.

6. Investments

   See Note 8 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

   Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities ("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

   The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

                                    MTL-37

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, ABS and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity Securities AFS

  Fixed Maturity Securities AFS by Sector

     The following table presents the fixed maturity securities AFS by sector.
  U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, alternative and sub-prime mortgage-backed securities. ABS includes securities collateralized by corporate loans and consumer loans. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities ("CMBS")
  primarily includes securities collateralized by commercial mortgage loans.
  RMBS, CMBS and ABS are collectively, "Structured Products."

                                     December 31, 2019                              December 31, 2018
                      ----------------------------------------------- ----------------------------------------------
                                     Gross Unrealized                                Gross Unrealized
                                --------------------------  Estimated           -------------------------  Estimated
                      Amortized        Temporary    OTTI      Fair    Amortized       Temporary    OTTI      Fair
                        Cost    Gains   Losses   Losses (1)   Value     Cost    Gains  Losses   Losses (1)   Value
                      --------- ------ --------- ---------- --------- --------- ----- --------- ---------- ---------
                                                              (In millions)
U.S. corporate....... $  4,881  $  499   $   5     $  --    $  5,375   $ 4,148  $192   $  102     $  --    $  4,238
Foreign corporate....    2,883     271      34        --       3,120     2,184   102      116        --       2,170
U.S. government and
  agency.............    1,866     230       8        --       2,088     1,214   167        5        --       1,376
RMBS.................    1,756      79       4        (1)      1,832     1,388    39       13        (1)      1,415
Foreign government...    1,424     256      10        --       1,670     1,228   162       45        --       1,345
CMBS.................    1,018      33       2        --       1,049       799     4        9        --         794
ABS..................      818       5       6        --         817       558     2        7        --         553
Municipals...........      332      56       2        --         386       227    36        2        --         261
                      --------  ------   -----     -----    --------   -------  ----   ------     -----    --------
   Total fixed
     maturity
     securities AFS.. $ 14,978  $1,429   $  71     $  (1)   $ 16,337   $11,746  $704   $  299     $  (1)   $ 12,152
                      ========  ======   =====     =====    ========   =======  ====   ======     =====    ========
--------
(1)Noncredit OTTI losses included in accumulated other comprehensive income
   ("AOCI") in an unrealized gain position are due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

  Methodology for Amortization of Premium and Accretion of Discount on
  Structured Products

     Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated.
  Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market.

                                    MTL-38

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

  For credit-sensitive and certain prepayment-sensitive Structured Products, the effective yield is recalculated on a prospective basis. For all other
  Structured Products, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities AFS

     The amortized cost and estimated fair value of fixed maturity securities
  AFS, by contractual maturity date, were as follows at December 31, 2019:

                                                                    Due After Five
                                                      Due After One     Years                                Total Fixed
                                          Due in One  Year Through   Through Ten   Due After Ten Structured    Maturity
                                         Year or Less  Five Years       Years          Years      Products  Securities AFS
                                         ------------ ------------- -------------- ------------- ---------- --------------
                                                                           (In millions)
Amortized cost..........................   $    628    $    1,929     $    3,443    $    5,386   $    3,592  $    14,978
Estimated fair value....................   $    635    $    2,033     $    3,753    $    6,218   $    3,698  $    16,337

     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.

  Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

     The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position, by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                        December 31, 2019                           December 31, 2018
                            ------------------------------------------ -------------------------------------------
                                                  Equal to or Greater                         Equal to or Greater
                             Less than 12 Months     than 12 Months     Less than 12 Months     than 12 Months
                            --------------------- -------------------- --------------------- ---------------------
                                         Gross    Estimated   Gross                 Gross                 Gross
                            Estimated  Unrealized   Fair    Unrealized Estimated  Unrealized Estimated  Unrealized
                            Fair Value   Losses     Value     Losses   Fair Value   Losses   Fair Value   Losses
                            ---------- ---------- --------- ---------- ---------- ---------- ---------- ----------
                                                            (Dollars in millions)
U.S. corporate.............  $    238    $   2     $   55     $   3     $  1,729    $   76    $    301    $   26
Foreign corporate..........       181        3        344        31        1,010        63         314        53
U.S. government and
  agency...................       926        8         --        --          326         1         117         4
RMBS.......................       263        3         12        --          350         4         276         8
Foreign government.........       104        1        108         9          329        19         138        26
CMBS.......................       318        2         29        --          406         8          29         1
ABS........................       188        2        255         4          394         6          35         1
Municipals.................        79        2         --        --           31         1          11         1
                             --------    -----     ------     -----     --------    ------    --------    ------
   Total fixed maturity
     securities AFS........  $  2,297    $  23     $  803     $  47     $  4,575    $  178    $  1,221    $  120
                             ========    =====     ======     =====     ========    ======    ========    ======
Total number of securities
  in an unrealized loss
  position.................       401                 257                  1,351                   305
                             ========              ======               ========              ========

                                    MTL-39

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

  Evaluation of Fixed Maturity Securities AFS for OTTI and Evaluating
  Temporarily Impaired Fixed Maturity Securities AFS

   Evaluation and Measurement Methodologies

      Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) whether the
   Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to Structured Products, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

      The methodology and significant inputs used to determine the amount of credit loss are as follows:

   .   The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   .   When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements;
       the security's position within the capital structure of the issuer;
       possible corporate restructurings or asset sales by the issuer; and
       changes to the rating of the security or the issuer by rating agencies.

   .   Additional considerations are made when assessing the unique features that apply to certain Structured Products including, but not limited to:
       the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

   .   When determining the amount of the credit loss for the following types of securities: U.S. and foreign corporate, foreign government and municipals, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management

                                    MTL-40

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

       considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

      With respect to securities that have attributes of debt and equity
   ("perpetual hybrid securities"), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an
   OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

      The amortized cost of securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

      In periods subsequent to the recognition of OTTI on a security, the
   Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the security in a prospective manner based on the amount and timing of estimated future cash flows.

   Current Period Evaluation

      Based on the Company's current evaluation of its securities in an unrealized loss position in accordance with its impairment policy, and the
   Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2019. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation and foreign currency exchange rates. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

      Gross unrealized losses on fixed maturity securities AFS decreased
   $228 million for the year ended December 31, 2019 to $70 million. The decrease in gross unrealized losses for the year ended December 31, 2019 was primarily attributable to decreases in interest rates, narrowing credit spreads and, to a lesser extent, foreign currency exchange rate movements.

      At December 31, 2019, $2 million of the total $70 million of gross unrealized losses were from 7 fixed maturity securities AFS with an unrealized loss position of 20% or more of amortized cost for six months or greater. Of the $2 million, more than $1 million, or 85%, were related to gross unrealized losses on 4 investment grade fixed maturity securities AFS.
   Unrealized losses on investment grade fixed maturity securities AFS are principally related to widening credit spreads since purchase and, with respect to fixed-rate fixed maturity securities AFS, rising interest rates since purchase.

                                    MTL-41

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

Mortgage Loans

  Mortgage Loans by Portfolio Segment

     Mortgage loans are summarized as follows at:

                                                  December 31,
                                  --------------------------------------------
                                           2019                   2018
                                  ---------------------  ---------------------
                                   Carrying     % of      Carrying     % of
                                    Value       Total      Value       Total
                                  ----------  ---------  ----------  ---------
                                              (Dollars in millions)
 Mortgage loans:
 Commercial...................... $    1,663       53.9% $    1,350       71.3%
 Agricultural....................        759       24.6         552       29.2
 Residential.....................        677       21.9          --         --
                                  ----------  ---------  ----------  ---------
    Total recorded investment....      3,099      100.4       1,902      100.5
 Valuation allowances............        (11)      (0.4)         (9)      (0.5)
                                  ----------  ---------  ----------  ---------
    Total mortgage loans, net.... $    3,088      100.0% $    1,893      100.0%
                                  ==========  =========  ==========  =========

     The amount of net premium (discount), included within total recorded investment was $15 million, primarily residential, and ($3) million, primarily commercial, for the years ended December 31, 2019 and 2018, respectively.

     Purchases of mortgage loans, primarily residential, were $705 million for the year ended December 31, 2019 and $5 million of commercial mortgage loans for the year ended December 31, 2018.

     The Company purchases unaffiliated mortgage loans under master participation agreements, from affiliates, simultaneously with the affiliate's origination or acquisition of mortgage loans. The aggregate amount of unaffiliated mortgage loan participation interests purchased from affiliates for the years ended December 31, 2019, 2018 and 2017 were
  $565 million, $576 million and $334 million, respectively. In connection with the mortgage loan participations, the affiliates collected mortgage loan principal and interest payments on the Company's behalf and the affiliates remitted such payments to the Company in the amount of $224 million,
  $125 million and $128 million for the years ended December 31, 2019, 2018 and
  2017, respectively.

  Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

      The Company had one impaired agricultural mortgage loan, with no individually evaluated specific reserves, with an unpaid principal balance and recorded investment of $5 million for the year ended December 31, 2019.
   The average recorded investment of the impaired loan was $1 million for the year ended December 31, 2019. The Company had no impaired agricultural mortgage loans for the year ended December 31, 2018. The Company had no impaired commercial or residential mortgage loans for the years ended
   December 31, 2019 and 2018.

                                    MTL-42

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

  Valuation Allowance Rollforward by Portfolio Segment

      The changes in the valuation allowance, by portfolio segment, were as follows:

                                         Commercial Agricultural Total
                                         ---------- ------------ ------
                                                 (In millions)
         Balance at January 1, 2017.....   $    5     $    --    $    5
         Provision (release)............        1          --         1
                                           ------     -------    ------
         Balance at December 31, 2017...        6          --         6
         Provision (release)............        1           2         3
                                           ------     -------    ------
         Balance at December 31, 2018...        7           2         9
         Provision (release)............        2          --         2
                                           ------     -------    ------
         Balance at December 31, 2019...   $    9     $     2    $   11
                                           ======     =======    ======

   Valuation Allowance Methodology

      Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either
   (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price.
   A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience with loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

      The Company typically uses several years of historical experience in establishing non-specific valuation allowances which capture multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

      All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and

                                    MTL-43

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above.
   Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

      For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

      For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

   Residential Mortgage Loan Portfolio Segment

      The Company's residential mortgage loan portfolio is comprised primarily of closed end, amortizing residential mortgage loans. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the
   Company's historical experience. In contrast to the commercial and agricultural mortgage loan portfolios, residential mortgage loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential mortgage loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

      For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. At
   December 31, 2019 all residential mortgage loans were performing. The
   Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

                                    MTL-44

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

  Credit Quality of Commercial Mortgage Loans

     The credit quality of commercial mortgage loans was as follows at:

                                         Recorded Investment
                           -----------------------------------------------
                           Debt Service Coverage Ratios
                           --------------------------
                                        1.00x -
                             1.20x      1.20x  < 1.00x   Total    % of Total
                           ----------   ------- ------- ---------- ----------
                                   (Dollars in millions)
    December 31, 2019
    Loan-to-value ratios:
    Less than 65%......... $    1,392   $    40 $    28 $    1,460      87.8%
    65% to 75%............        141         7      11        159       9.6
    76% to 80%............         35        --      --         35       2.1
    Greater than 80%......         --         9      --          9       0.5
                           ----------   ------- ------- ---------- ---------
       Total.............. $    1,568   $    56 $    39 $    1,663     100.0%
                           ==========   ======= ======= ========== =========
    December 31, 2018
    Loan-to-value ratios:
    Less than 65%......... $    1,140   $    35 $    14 $    1,189      88.1%
    65% to 75%............        125        --       2        127       9.4
    76% to 80%............         25        --      --         25       1.8
    Greater than 80%......         --         9      --          9       0.7
                           ----------   ------- ------- ---------- ---------
       Total.............. $    1,290   $    44 $    16 $    1,350     100.0%
                           ==========   ======= ======= ========== =========

  Credit Quality of Agricultural Mortgage Loans

     The credit quality of agricultural mortgage loans was as follows at:

                                             December 31,
                              ------------------------------------------
                                      2019                  2018
                              --------------------  --------------------
                               Recorded              Recorded
                              Investment % of Total Investment % of Total
                              ---------- ---------- ---------- ----------
                                         (Dollars in millions)
       Loan-to-value ratios:
       Less than 65%.........  $    656       86.4%  $    446       80.8%
       65% to 75%............       103       13.6        106       19.2
                               --------   --------   --------  ---------
          Total..............  $    759      100.0%  $    552      100.0%
                               ========   ========   ========  =========

  Past Due and Nonaccrual Mortgage Loans

     The Company has a high quality, well performing mortgage loan portfolio, with greater than 99% of all mortgage loans classified as performing at both
  December 31, 2019 and 2018. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans -- 60 days and agricultural mortgage loans --
  90 days. The Company had one agricultural mortgage loan past due and still accruing interest with recorded investment of $5 million at December 31, 2019 and none at December 31, 2018. At December 31, 2019 and December 31, 2018 the
  Company had one

                                    MTL-45

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

  commercial mortgage loan in nonaccrual status with recorded investment of
  $9 million and none past due. The Company had no residential mortgage loans past due or in nonaccrual at December 31, 2019.

  Mortgage Loans Modified in a Troubled Debt Restructuring

     The Company may grant concessions related to borrowers experiencing financial difficulties, which are classified as troubled debt restructurings.
  Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. There were no mortgage loans modified in a troubled debt restructuring for both the years ended December 31, 2019 and 2018.

Real Estate and Real Estate Joint Ventures

   The Company's real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, are as follows at and for the periods indicated:

                                                               December 31,    Years Ended December 31,
                                                             ----------------- ------------------------
                                                               2019     2018     2019    2018     2017
                                                             -------- -------- -------  ------- -------
                                                              Carrying Value            Income
                                                             ----------------- ------------------------
                                                                            (In millions)
Leased real estate investments.............................. $    235 $    241 $    20  $    22 $    26
Real estate joint ventures..................................      212      170      (1)       5      (1)
                                                             -------- -------- -------  ------- -------
   Total real estate and real estate joint ventures......... $    447 $    411 $    19  $    27 $    25
                                                             ======== ======== =======  ======= =======

   Depreciation expense on real estate investments was $6 million, $7 million and $9 million for the years ended December 31, 2019, 2018 and 2017, respectively. Real estate investments were net of accumulated depreciation of
$61 million and $55 million at December 31, 2019 and 2018, respectively.

Leases

  Leased Real Estate Investments -- Operating Leases

     The Company, as lessor, leases investment real estate, primarily commercial real estate for office use, through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through lessee credit analysis,

                                    MTL-46

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

  property type diversification, and geographic diversification, across the
  United States. Leased real estate investments and income earned, by property type, are as follows at and for the periods indicated:

                                                   December 31,    Years Ended December 31,
                                                 ----------------- -----------------------
                                                   2019     2018    2019     2018    2017
                                                 -------- -------- -------  ------- -------
                                                  Carrying Value           Income
                                                 ----------------- -----------------------
                                                               (In millions)
Leased real estate investments:
   Office....................................... $    178 $    184 $    14  $    17 $    21
   Industrial...................................       14       14       4        3       3
   Land.........................................       43       43       2        2       2
                                                 -------- -------- -------  ------- -------
       Total leased real estate investments..... $    235 $    241 $    20  $    22 $    26
                                                 ======== ======== =======  ======= =======

     Future contractual receipts under operating leases as of December 31, 2019 are $19 million in 2020, $19 million in 2021, $19 million in 2022,
  $18 million in 2023, $3 million in 2024, $5 million thereafter, and in total are $83 million.

  Leveraged Leases

     Investment in leveraged leases consisted of the following at:

                                                      December 31,
                                                   ------------------
                                                     2019      2018
                                                   --------  --------
                                                      (In millions)
          Estimated residual values............... $    159  $    189
          Unearned income.........................       (2)      (13)
                                                   --------  --------
             Investment in leases................. $    157  $    176
                                                   ========  ========

     Lease receivables are generally due in periodic installments. The payment period for leveraged lease is less than one year. For rental receivables, the primary credit quality indicator is whether the receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due.
  At both December 31, 2019 and 2018, all leveraged lease receivables were performing.

     The Company's deferred income tax liability related to leveraged leases was $41 million and $54 million at December 31, 2019 and 2018, respectively.

     The components of income from investment in leveraged leases, excluding net investment gains (losses), were as follows:

                                                Years Ended December 31,
                                                -------------------------
                                                  2019     2018    2017
                                                --------- ------- -------
                                                      (In millions)
       Lease investment income................. $      11 $    10 $     8
       Less: Income tax expense................         2       2       3
                                                --------- ------- -------
          Lease investment income, net of
            income tax......................... $       9 $     8 $     5
                                                ========= ======= =======

                                    MTL-47

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

Cash Equivalents

   The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $595 million and $272 million at December 31, 2019 and 2018, respectively.

Net Unrealized Investment Gains (Losses)

   Unrealized investment gains (losses) on fixed maturity securities AFS, equity securities and derivatives and the effect on DAC, VOBA and future policy benefits, that would result from the realization of the unrealized gains
(losses), are included in net unrealized investment gains (losses) in AOCI.

   The components of net unrealized investment gains (losses), included in
AOCI, were as follows:

                                                       Years Ended December 31,
                                                     ----------------------------
                                                       2019      2018      2017
                                                     --------  --------  --------
                                                             (In millions)
Fixed maturity securities AFS....................... $  1,361  $    409  $  1,034
Equity securities...................................       --        --         2
Derivatives.........................................       55        69       (13)
Other...............................................       --        --         2
                                                     --------  --------  --------
       Subtotal.....................................    1,416       478     1,025
                                                     --------  --------  --------
Amounts allocated from:
Future policy benefits..............................     (193)      (64)      (98)
DAC and VOBA........................................      (94)      (39)      (77)
                                                     --------  --------  --------
       Subtotal.....................................     (287)     (103)     (175)
                                                     --------  --------  --------
Deferred income tax benefit (expense)...............     (237)      (79)     (291)
                                                     --------  --------  --------
       Net unrealized investment gains (losses)..... $    892  $    296  $    559
                                                     ========  ========  ========

   The changes in net unrealized investment gains (losses) were as follows:

                                                                             Years Ended December 31,
                                                                           ----------------------------
                                                                             2019      2018      2017
                                                                           --------  --------  --------
                                                                                   (In millions)
Balance at January 1,..................................................... $    296  $    559  $    405
Cumulative effects of changes in accounting principles, net of income tax
  (Note 1)................................................................        1       112        --
Unrealized investment gains (losses) during the year......................      937      (545)      333
Unrealized investment gains (losses) relating to:
Future policy benefits....................................................     (129)       34       (94)
DAC and VOBA..............................................................      (55)       38       (12)
Deferred income tax benefit (expense).....................................     (158)       98       (73)
                                                                           --------  --------  --------
Balance at December 31,................................................... $    892  $    296  $    559
                                                                           --------  --------  --------
   Change in net unrealized investment gains (losses)..................... $    596  $   (263) $    154
                                                                           ========  ========  ========

                                    MTL-48

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

Concentrations of Credit Risk

   Investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, were in fixed income securities of the Canadian federal and provincial governments with an estimated fair value of $1.2 billion and $1.1 billion at December 31, 2019 and 2018, respectively.

Securities Lending

   Securities and Collateral

   A summary of the outstanding securities lending transactions is as follows:

                                                         December 31,
            ------------------------------------------------------------------------------------------------------
                                   2019                                                2018
            --------------------------------------------------- --------------------------------------------------
            Securities on Loan (1)                              Securities on Loan (1)
            ----------------------                              ----------------------
                                        Cash                                                Cash
                                     Collateral   Reinvestment                           Collateral   Reinvestment
                  Estimated        Received from  Portfolio at        Estimated        Received from  Portfolio at
                     Fair          Counterparties   Estimated            Fair          Counterparties  Estimated
                    Value             (2) (3)      Fair Value           Value             (2) (3)      Fair Value
            ---------------------- -------------- ------------- ---------------------- -------------- ------------
                                                  (In millions)
Securities
  lending..         $  878             $  900        $  910             $  953              $958        $  1,015
--------
(1)Included within fixed maturity securities AFS and short-term investments.

(2)In connection with securities lending, in addition to cash collateral received, the Company received from counterparties security collateral of $0 and $14 million at December 31, 2019 and 2018, respectively, which may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the consolidated financial statements.

(3)The securities lending liability for cash collateral is included within payables for collateral under securities loaned and other transactions.

   Contractual Maturities

     A summary of the remaining contractual maturities of securities lending agreements is as follows:

                                                             December 31,
                                     -------------------------------------------------------------------------
                                                  2019                                 2018
                                     ------------------------------------ ------------------------------------
                                     Remaining Tenor of Securities        Remaining Tenor of Securities
                                       Lending Agreements                   Lending Agreements
                                     -----------------------------        -----------------------------
                                                           Over                                 Over
                                                1 Month   1 to 6                     1 Month   1 to 6
                                     Open (1)   or Less   Months   Total  Open (1)   or Less   Months   Total
                                     --------   -------   ------   ------ --------   -------   ------   ------
                                                             (In millions)
Cash collateral liability by loaned
  security type:
U.S. government and agency..........  $  147    $  450    $  303   $  900  $  289    $  482    $  187   $  958
--------
(1)The related loaned security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.

                                    MTL-49

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.

   The reinvestment portfolio consist principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short term investments, cash equivalents, or cash. If the securities on loan or the reinvestment portfolio become less liquid, resources within the general account are available to meet any potential cash demands when securities on loan are put back by the counterparty.

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

   Invested assets on deposit, held in trust and pledged as collateral are presented below at estimated fair value for all asset classes at:

                                                                 December 31,
                                                             ---------------------
                                                                2019       2018
                                                             ---------- ----------
                                                                 (In millions)
Invested assets on deposit (regulatory deposits)............ $    1,335 $    1,160
Invested assets held in trust (reinsurance agreements)......          5         10
Invested assets pledged as collateral (1)...................      1,057      1,118
                                                             ---------- ----------
   Total invested assets on deposit, held in trust and
     pledged as collateral.................................. $    2,397 $    2,288
                                                             ========== ==========
--------
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 7).

   See "-- Securities Lending" for information regarding securities supporting securities lending. In addition, the Company's investment in FHLB common stock, which is considered restricted until redeemed by the issuers, was $39 million and $36 million, at redemption value, at December 31, 2019 and 2018, respectively (see Note 1).

Collectively Significant Equity Method Investments

   The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $579 million at December 31, 2019. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $570 million at December 31, 2019. Except for certain real estate joint ventures and certain funds, the Company's investments in its remaining real estate funds and other limited partnership interests are generally of a passive nature in that the
Company does not participate in the management of the entities.

   As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss)
for three of the most recent annual periods: 2019, 2018 and 2017. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

                                    MTL-50

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2019, 2018 and 2017. Aggregate total assets of these entities totaled $139.2 billion and $124.9 billion at December 31, 2019, 2018, respectively. Aggregate total liabilities of these entities totaled
$19.8 billion and $12.1 billion at December 31, 2019, 2018, respectively.
Aggregate net income (loss) of these entities totaled $8.3 billion,
$11.3 billion and $11.4 billion for the years ended December 31, 2019, 2018 and
2017, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

   The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.
The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity.

  Consolidated VIEs

     There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2019 and 2018.

  Unconsolidated VIEs

     The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                                             December 31,
                                                             ---------------------------------------------
                                                                      2019                   2018
                                                             ---------------------- ----------------------
                                                                          Maximum                Maximum
                                                              Carrying   Exposure    Carrying   Exposure
                                                               Amount   to Loss (1)   Amount   to Loss (1)
                                                             ---------- ----------- ---------- -----------
                                                                             (In millions)
Fixed maturity securities AFS:
   Structured Products (2).................................. $    2,922 $    2,922  $    2,763 $    2,763
   U.S. and foreign corporate...............................        280        280         127        127
   Foreign government.......................................         39         39
Other limited partnership interests.........................        347        855         252        634
Real estate joint ventures..................................        161        161         156        156
Other invested assets.......................................          2          4           1          5
                                                             ---------- ----------  ---------- ----------
       Total................................................ $    3,751 $    4,261  $    3,299 $    3,685
                                                             ========== ==========  ========== ==========
--------
(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and the affiliated real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return is in

                                    MTL-51

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of less than $1 million at both
   December 31, 2019 and 2018. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

     As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2019, 2018 and
  2017.

Net Investment Income

   The components of net investment income were as follows:

                                                                 Years Ended December 31,
                                                             --------------------------------
                                                                2019       2018       2017
                                                             ---------- ---------- ----------
                                                                      (In millions)
Investment income:
Fixed maturity securities AFS............................... $      592 $      512 $      492
Equity securities...........................................          1          1          3
Mortgage loans..............................................        103         63         53
Policy loans................................................        100        102        105
Real estate and real estate joint ventures..................         19         27         25
Other limited partnership interests.........................         16         25         29
Cash, cash equivalents and short-term investments...........          9          6          5
Annuities funding structured settlement claims..............        356        313        343
Other.......................................................         33         28         11
                                                             ---------- ---------- ----------
   Subtotal.................................................      1,229      1,077      1,066
Less: Investment expenses...................................         52         41         37
                                                             ---------- ---------- ----------
   Net investment income.................................... $    1,177 $    1,036 $    1,029
                                                             ========== ========== ==========

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

   The Company invests in real estate joint ventures, other limited partnership interests and tax credit and renewable energy partnerships, the majority of which are accounted for under the equity method. Net investment income from other limited partnership interests and real estate joint ventures, accounted for under the equity method; tax credit and renewable energy partnerships, primarily accounted for under the equity method, totaled $15 million,
$30 million and $29 million for the years ended December 31, 2019, 2018 and
2017, respectively.

                                    MTL-52

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

      The components of net investment gains (losses) were as follows:

                                                                       Years Ended December 31,
                                                                      -------------------------
                                                                        2019     2018     2017
                                                                      -------  -------  -------
                                                                            (In millions)
Total gains (losses) on fixed maturity securities AFS:
Total OTTI losses recognized -- by sector and industry:
U.S. and foreign corporate securities -- by sector and industry:
Consumer............................................................. $    (1) $    --  $    --
Industrial...........................................................      (2)      --       --
                                                                      -------  -------  -------
   Total U.S. and foreign corporate securities.......................      (3)      --       --
   Municipals........................................................      --       --       (1)
                                                                      -------  -------  -------
   OTTI losses on fixed maturity securities AFS recognized in
     earnings........................................................      (3)      --       (1)
   Fixed maturity securities AFS -- net gains (losses) on sales and
     disposals.......................................................      31      (34)      (2)
                                                                      -------  -------  -------
   Total gains (losses) on fixed maturity securities AFS.............      28      (34)      (3)
   Total gains (losses) on equity securities:
   Equity securities -- net gains (losses) on sales and disposals....      --        1       --
   Change in estimated fair value of equity securities...............      --       (4)      --
                                                                      -------  -------  -------
   Total gains (losses) on equity securities.........................      --       (3)      --
                                                                      -------  -------  -------
   Mortgage loans....................................................      (3)      (3)      (1)
   Real estate and real estate joint ventures........................      --       18       --
   Other limited partnership interests...............................      --       --       (4)
   Leveraged lease impairments.......................................     (30)      --       --
   Other.............................................................     (19)       4       (2)
                                                                      -------  -------  -------
   Total net investment gains (losses)............................... $   (24) $   (18) $   (10)
                                                                      =======  =======  =======

     Gains (losses) from foreign currency transactions included within net investment gains (losses) were $5 million, ($8) million and ($5) million for the years ended December 31, 2019, 2018 and 2017, respectively.

                                    MTL-53

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

  Sales or Disposals and Impairments of Fixed Maturity Securities AFS

     Sales of securities are determined on a specific identification basis.
  Proceeds from sales or disposals and the components of net investment gains
  (losses) were as shown in the table below.

                                                Years Ended December 31,
                                           ----------------------------------
                                              2019        2018        2017
                                           ----------  ----------  ----------
                                                      (In millions)
  Proceeds................................ $    3,157  $    3,930  $    2,964
                                           ==========  ==========  ==========
  Gross investment gains.................. $       58  $       10  $       17
  Gross investment losses.................        (27)        (44)        (19)
  OTTI losses.............................         (3)         --          (1)
                                           ----------  ----------  ----------
     Net investment gains (losses)........ $       28  $      (34) $       (3)
                                           ==========  ==========  ==========

Related Party Investment Transactions

   The Company transfers invested assets, primarily consisting of fixed maturity securities AFS, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                       Years Ended December 31,
                                                                     ----------------------------
                                                                       2019      2018      2017
                                                                     --------- --------- --------
                                                                            (In millions)
Estimated fair value of invested assets transferred from affiliates. $      -- $      -- $    454

   Recurring related party investments and related net investment income were as follows at and for the periods ended:

                                                          December 31,   Years Ended December 31,
                                                          -------------  ------------------------
                                                           2019    2018   2019     2018    2017
                                                          ------  ------  ------  ------  ------
Investment Type/Balance Sheet
          Category                   Related Party        Carrying Value Net Investment Income
-----------------------------  -------------------------- -------------  ------------------------
                                                                    (In millions)
 Affiliated investments (1)    MetLife, Inc.............. $  101  $  101 $    2   $    2  $    5
                                                          ------  ------  ------  ------  ------
Other invested assets.................................... $  101  $  101 $    2   $    2  $    5
                                                          ======  ======  ======  ======  ======
 Money market pool (2)         Metropolitan Money Market
                                 Pool.................... $   --  $   81 $    2   $    2  $    1
                                                          ------  ------  ------  ------  ------
Short-term investments................................... $   --  $   81 $    2   $    2  $    1
                                                          ======  ======  ======  ======  ======
--------
(1)Represents an investment in affiliated senior notes. The affiliated senior notes have maturity dates of July 2021 to December 2021 and bear interest, payable semi-annually, at a rate per annum ranging from 2.97% to 3.14%, respectively.

(2)The investment has a variable rate of return.

                                    MTL-54

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   As a structured settlements assignment company, the Company purchased annuities from an affiliate to fund the periodic structured settlement claim payment obligations it assumed. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate contract values of annuities funding structured settlement claims are recorded as an asset for which the Company has also recorded an unpaid claim obligation of equal amount. Such aggregated contract values were $5.5 billion, at both
December 31, 2019 and 2018. The related net investment income and corresponding policyholder benefits and claims recognized were $356 million, $313 million and
$343 million for the years ended December 31, 2019, 2018 and 2017, respectively.

   The Company receives investment administrative services from affiliates. The related investment administrative service charges were $17 million, $13 million and $17 million for the years ended December 31, 2019, 2018 and 2017, respectively.

   See "-- Variable Interest Entities" for information on investments in affiliated real estate joint ventures.

   See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for
discussion of mortgage loan participation agreements with affiliates.

7. Derivatives

Accounting for Derivatives

   See Note 1 for a description of the Company's accounting policies for derivatives and Note 8 for information about the fair value hierarchy for derivatives.

Derivative Strategies

   The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

   Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two
counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

  Interest Rate Derivatives

     The Company uses interest rate derivatives to reduce its exposure to changes in interest rates.

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches).
  In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed gross notional amount. The Company utilizes interest rate swaps in cash flow and nonqualifying hedging relationships.

                                    MTL-55

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

     A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. The policyholder owns the underlying assets, and the Company provides a guarantee (or "wrap") on the participant funds for an annual risk charge. The Company's maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company's risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contract holder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.

  Foreign Currency Exchange Rate Derivatives

     The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

  Credit Derivatives

     The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

     The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as
  U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.

                                    MTL-56

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

Primary Risks Managed by Derivatives

   The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company's derivatives, excluding embedded derivatives, held at:

                                                                               December 31,
                                                          -----------------------------------------------------------
                                                                     2019                          2018
                                                          ----------------------------- -----------------------------
                                                                   Estimated Fair Value          Estimated Fair Value
                        Primary Underlying Risk Exposure           --------------------          --------------------
                        --------------------------------
                                                           Gross                         Gross
                                                          Notional                      Notional
                                                           Amount  Assets  Liabilities   Amount  Assets  Liabilities
                                                                               (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Foreign currency swaps     Foreign currency exchange
                             rate........................ $    54  $   4     $   --     $    41  $    6    $   --
                                                          -------  -----     ------     -------  ------    ------
   Subtotal...........................................         54      4         --          41       6        --
                                                          -------  -----     ------     -------  ------    ------
Cash flow hedges:
Interest rate swaps        Interest rate.................      17     --         --          --      --        --
Foreign currency swaps     Foreign currency exchange
                             rate........................   2,072     78         16       1,638      85        10
                                                          -------  -----     ------     -------  ------    ------
   Subtotal...........................................      2,089     78         16       1,638      85        10
                                                          -------  -----     ------     -------  ------    ------
   Total qualifying hedges............................      2,143     82         16       1,679      91        10
                                                          -------  -----     ------     -------  ------    ------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps        Interest rate.................     300     30         11         300      29         6
Synthetic GICs             Interest rate.................  13,842     --         --       7,693      --        --
Foreign currency swaps     Foreign currency exchange
                             rate........................     156     21          2         218      24         2
Foreign currency           Foreign currency exchange
  forwards                   rate........................      33     --         --          20      --        --
Credit default
  swaps--purchased         Credit........................      16     --         --           5      --        --
Credit default swaps--
  written                  Credit........................     280      7         --         280       2        --
   Total non-designated or nonqualifying
     derivatives......................................     14,627     58         13       8,516      55         8
                                                          -------  -----     ------     -------  ------    ------
   Total..............................................    $16,770  $ 140     $   29     $10,195  $  146    $   18
                                                          =======  =====     ======     =======  ======    ======

   Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2019 and 2018. The Company's use of derivatives includes (i) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and
(ii) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

                                    MTL-57

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

The Effects of Derivatives on the Consolidated Statements of Operations and
Comprehensive Income (Loss)

   The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

                                                              Year Ended December 31, 2019
                                                        ----------------------------------------
                                                                      Net        Net
                                                           Net     Investment Derivative
                                                        Investment   Gains      Gains
                                                          Income    (Losses)   (Losses)    OCI
                                                        ---------- ---------- ---------- -------
                                                                      (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)......  $    --    $    --    $    --       N/A
Hedged items...........................................       --         --         --       N/A
Foreign currency exchange rate derivatives:............       --         --         --       N/A
Derivatives designated as hedging instruments (1)......       (2)        --         --       N/A
Hedged items...........................................        2         --         --       N/A
Amount excluded from the assessment of hedge
  effectiveness........................................       --         --         --       N/A
                                                         -------    -------    -------   -------
   Subtotal............................................       --         --         --       N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI..............      N/A        N/A        N/A   $    --
Amount of gains (losses) reclassified from AOCI into
  income...............................................       --         --         --        --
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI..............      N/A        N/A        N/A       (15)
Amount of gains (losses) reclassified from AOCI into
  income...............................................       --         (1)        --         1
Foreign currency transaction gains (losses) on hedged
  items................................................       --          2         --        --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI..............      N/A        N/A        N/A        --
Amount of gains (losses) reclassified from AOCI into
  income...............................................       --         --         --        --
                                                         -------    -------    -------   -------
   Subtotal............................................       --          1         --       (14)
Gain (Loss) on Derivatives Not Designated or Not
  Qualifying as Hedging Instruments:
Interest rate derivatives (1)..........................       --         --         (9)      N/A
Foreign currency exchange rate derivatives (1).........       --         --         --       N/A
Credit derivatives -- purchased (1)....................       --         --         --       N/A
Credit derivatives -- written (1)......................       --         --          8       N/A
Equity derivatives (1).................................       --         --         --       N/A
Foreign currency transaction gains (losses) on hedged
  items................................................       --         --         --       N/A
                                                         -------    -------    -------   -------
   Subtotal............................................       --         --         (1)      N/A
Earned income on derivatives...........................       18         --         10        --
Embedded derivatives (2)...............................      N/A        N/A        (89)      N/A
                                                         -------    -------    -------   -------
   Total...............................................  $    18    $     1    $   (80)  $   (14)
                                                         =======    =======    =======   =======

                                    MTL-58

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

                                                                      Year Ended December 31, 2018
                                                                ----------------------------------------
                                                                              Net        Net
                                                                   Net     Investment Derivative
                                                                Investment   Gains      Gains
                                                                  Income    (Losses)   (Losses)    OCI
                                                                ---------- ---------- ---------- -------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)..............  $    --    $    --    $    --       N/A
Hedged items...................................................       --         --         --       N/A
Foreign currency exchange rate derivatives:....................       --         --         --       N/A
Derivatives designated as hedging instruments (1)..............       --         --          3       N/A
Hedged items...................................................       --         --         (2)      N/A
Amount excluded from the assessment of hedge effectiveness.....       --         --         --       N/A
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --          1       N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A   $    --
Amount of gains (losses) reclassified from AOCI into income....       --         --         --        --
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A        93
Amount of gains (losses) reclassified from AOCI into income....       --         --         11       (11)
Foreign currency transaction gains (losses) on hedged items....       --         --         (6)       --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A        --
Amount of gains (losses) reclassified from AOCI into income....       --         --         --        --
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --          5        82
Gain (Loss) on Derivatives Not Designated or Not Qualifying as
  Hedging Instruments:
Interest rate derivatives (1)..................................       --         --         (7)      N/A
Foreign currency exchange rate derivatives (1).................       --         --         46       N/A
Credit derivatives -- purchased (1)............................       --         --         --       N/A
Credit derivatives -- written (1)..............................       --         --         (3)      N/A
Equity derivatives (1).........................................       --         --         --       N/A
Foreign currency transaction gains (losses) on hedged items....       --         --         (3)      N/A
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --         33      N//A
Earned income on derivatives...................................       15         --         11        --
Embedded derivatives (2).......................................      N/A        N/A         65       N/A
                                                                 -------    -------    -------   -------
   Total.......................................................  $    15    $    --    $   115   $    82
                                                                 =======    =======    =======   =======

                                    MTL-59

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

                                                                      Year Ended December 31, 2017
                                                                ----------------------------------------
                                                                              Net        Net
                                                                   Net     Investment Derivative
                                                                Investment   Gains      Gains
                                                                  Income    (Losses)   (Losses)    OCI
                                                                ---------- ---------- ---------- -------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)..............  $    --    $    --    $    --       N/A
Hedged items...................................................       --         --         --       N/A
Foreign currency exchange rate derivatives:....................       --         --         --       N/A
Derivatives designated as hedging instruments (1)..............       --         --         (2)      N/A
Hedged items...................................................       --         --          3       N/A
Amount excluded from the assessment of hedge effectiveness.....       --         --         --       N/A
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --          1       N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A   $    --
Amount of gains (losses) reclassified from AOCI into income....       --         --         --        --
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A       (52)
Amount of gains (losses) reclassified from AOCI into income....       --         --         (4)        4
Foreign currency transaction gains (losses) on hedged items....       --         --          2        --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A        --
Amount of gains (losses) reclassified from AOCI into income....       --         --         --        --
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --         (2)      (48)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as
  Hedging Instruments:
Interest rate derivatives (1)..................................       --         --        (16)      N/A
Foreign currency exchange rate derivatives (1).................       --         --        (65)      N/A
Credit derivatives -- purchased (1)............................       --         --         --       N/A
Credit derivatives -- written (1)..............................       --         --          3       N/A
Equity derivatives (1).........................................       --         --         --       N/A
Foreign currency transaction gains (losses) on hedged items....       --         --          3       N/A
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --        (75)      N/A
Earned income on derivatives...................................        6         --         21        --
Embedded derivatives...........................................      N/A        N/A        (55)      N/A
                                                                 -------    -------    -------   -------
   Total.......................................................  $     6    $    --    $  (110)  $   (48)
                                                                 =======    =======    =======   =======
--------
(1) Excludes earned income on derivatives.

Fair Value Hedges

   The Company designates and accounts for foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities as fair value hedges when they have met the requirements of fair value hedging.

                                    MTL-60

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

   The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

                                                       December 31, 2019
                                 --------------------------------------------------------------
                                                                  Cumulative Amount
                                   Carrying Amount        of Fair Value Hedging Adjustments
                                    of the Hedged     Included in the Carrying Amount of Hedged
Balance Sheet Line Item          Assets (Liabilities)           Assets (Liabilities)
-------------------------------  -------------------- -----------------------------------------
                                                         (In millions)
Fixed maturity securities AFS...       $    18                         $    --
Mortgage loans..................       $    32                         $    --

   The Company has elected to record changes in estimated fair value of excluded components in earnings. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

   The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets.

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring.
Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified certain amounts from AOCI into income. For the year ended December 31, 2019, the amount reclassified into income related to such discontinued cash flow hedges was $1 million. For both the years ended December 31, 2018 and 2017, there were $0 amounts reclassified into income related to such discontinued
cash flow hedges.

   There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for each of the years ended December 31,
2019, 2018 and 2017, respectively.

   At December 31, 2019, 2018 and 2017, the balances in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges were
$55 million, $69 million and ($13) million, respectively.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2019, the Company expected to reclassify $9 million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next
12 months.

Credit Derivatives

   In connection with synthetically created credit investment transactions, the
Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the nonqualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $280 million at both December 31, 2019 and 2018. The Company can terminate these

                                    MTL-61

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31, 2019 and 2018, the Company would have received
$7 million and $2 million, respectively, to terminate all of these contracts.

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                         December 31,
                                         -----------------------------------------------------------------------------
                                                          2019                                   2018
                                         -------------------------------------- --------------------------------------
                                                       Maximum                                Maximum
                                         Estimated      Amount                  Estimated      Amount
                                         Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                         of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced   Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                     Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
---------------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                                                     (Dollars in millions)
   Baa
   Credit default swaps referencing
     indices............................   $    7      $    280         5         $    2      $    280        5.0
--------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"),
   Standard & Poor's Global Ratings ("S&P") and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Credit Risk on Freestanding Derivatives

   The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

   The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the
Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. All of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

   The Company's OTC-cleared derivatives are effected through central clearing counterparties. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

   See Note 8 for a description of the impact of credit risk on the valuation of derivatives.

                                    MTL-62

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

   The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                            December 31,
                                                                              ----------------------------------------
                                                                                      2019                 2018
                                                                              -------------------  -------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement   Assets  Liabilities  Assets  Liabilities
----------------------------------------------------------------------------  -------  ----------- -------  -----------
                                                                                            (In millions)
     Gross estimated fair value of derivatives:
     OTC-bilateral (1)....................................................... $   139    $    28   $   149    $    17
     OTC-cleared (1).........................................................       7         --         2         --
                                                                              -------    -------   -------    -------
        Total gross estimated fair value of derivatives (1)..................     146         28       151         17
     Amounts offset on the consolidated balance sheets.......................      --         --        --         --
                                                                              -------    -------   -------    -------
        Estimated fair value of derivatives presented on the
          consolidated balance sheets (1)....................................     146         28       151         17
     Gross amounts not offset on the consolidated balance sheets:
     Gross estimated fair value of derivatives: (2)
     OTC-bilateral...........................................................     (17)       (17)      (12)       (12)
     OTC-cleared.............................................................      --         --        --         --
     Cash collateral: (3), (4)
     OTC-bilateral...........................................................    (101)        --      (103)        --
     OTC-cleared.............................................................      (7)        --        (2)        --
     Securities collateral: (5)
     OTC-bilateral...........................................................     (14)       (10)      (12)        (4)
     OTC-cleared.............................................................      --         --        --         --
                                                                              -------    -------   -------    -------
       Net amount after application of master netting agreements and
          collateral......................................................... $     7    $     1   $    22    $     1
                                                                              =======    =======   =======    =======
--------
(1)At December 31, 2019 and 2018, derivative assets included income or
   (expense) accruals reported in accrued investment income or in other liabilities of $6 million and $5 million, respectively, and derivative liabilities included (income) or expense accruals reported in accrued investment income or in other liabilities of ($1) million and ($1) million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At
   December 31, 2019 and 2018, the Company received excess cash collateral of
   $12 million and $0, respectively, which is not included in the table above due to the foregoing limitation. At December 31, 2019 and 2018, the Company did not provide excess cash collateral.

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge

                                    MTL-63

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

   this collateral, but at December 31, 2019, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2019 and 2018, the Company received excess securities collateral of $9 million and $0, respectively, and provided excess securities collateral with an estimated fair value of $1 million and $0, respectively, for its
   OTC-bilateral derivatives. At both December 31, 2019 and 2018, the Company did not receive excess securities collateral, and provided excess securities collateral with an estimated fair value of $11 million and $7 million, for its OTC-cleared derivatives, which are not included in the table above due to the foregoing limitation.

   The Company's collateral arrangements for its OTC-bilateral derivatives require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. All of the
Company's netting agreements for derivatives contain provisions that require both MTL and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

   The following table presents the estimated fair value of the Company's
OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

                                                                   December 31,
                                                             ------------------------
                                                                 2019        2018
                                                             ------------ -----------
                                                                  (In millions)
Estimated Fair Value of Derivatives in a Net Liability
  Position (1).............................................. $         11 $         5
Estimated Fair Value of Collateral Provided:
Fixed maturity securities AFS............................... $         11 $         4
--------
(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.

   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                                   December 31,
                                                                                                 -----------------
                                                                   Balance Sheet Location         2019     2018
                                                                 ------------------------------  ------- ---------
                                                                                                   (In millions)
Embedded derivatives within liability host contracts:
Funds withheld on ceded reinsurance............................ Other liabilities                $    36 $    (40)
Other guarantees............................................... Policyholder account balances         12        --
                                                                                                 ------- ---------
       Embedded derivatives within liability host contracts                                      $    48 $    (40)
                                                                                                 ======= =========

                                    MTL-64

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value

   When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3. Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The
Company's ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                                    MTL-65

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented below at:

                                                             December 31, 2019
                                            ---------------------------------------------------
                                                   Fair Value Hierarchy
                                            -----------------------------------
                                                                                Total Estimated
                                              Level 1     Level 2     Level 3     Fair Value
                                            ----------- ----------- ----------- ---------------
                                                               (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate............................. $        -- $     4,868 $       507  $      5,375
Foreign corporate..........................          --       2,674         446         3,120
U.S. government and agency.................       1,451         637          --         2,088
RMBS.......................................          --       1,648         184         1,832
Foreign government.........................          --       1,626          44         1,670
CMBS.......................................          --       1,049          --         1,049
ABS........................................          --         760          57           817
Municipals.................................          --         386          --           386
                                            ----------- ----------- -----------  ------------
   Total fixed maturity securities AFS.....       1,451      13,648       1,238        16,337
                                            ----------- ----------- -----------  ------------
Short-term investments.....................          23          --          --            23
Other investments..........................          14          --          --            14
Derivative assets: (1)
Interest rate..............................          --          30          --            30
Foreign currency exchange rate.............          --         103          --           103
Credit.....................................          --           7          --             7
                                            ----------- ----------- -----------  ------------
   Total derivative assets.................          --         140          --           140
                                            ----------- ----------- -----------  ------------
Separate account assets (2)................         225       3,381          65         3,671
                                            ----------- ----------- -----------  ------------
   Total assets............................ $     1,713 $    17,169 $     1,303  $     20,185
                                            =========== =========== ===========  ============
Liabilities
Derivative liabilities: (1)
Interest rate.............................. $        -- $        11 $        --  $         11
Foreign currency exchange rate.............          --          18          --            18
                                            ----------- ----------- -----------  ------------
   Total derivative liabilities............          --          29          --            29
                                            ----------- ----------- -----------  ------------
Embedded derivatives within liability host
  contracts (3)............................          --          --          48            48
                                            ----------- ----------- -----------  ------------
   Total liabilities....................... $        -- $        29 $        48  $         77
                                            =========== =========== ===========  ============

                                    MTL-66

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

                                                           December 31, 2018
                                            -----------------------------------------------
                                                  Fair Value Hierarchy
                                            -------------------------------
                                                                             Total Estimated
                                             Level 1    Level 2    Level 3     Fair Value
                                            --------- ----------- ---------  ---------------
                                                             (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate............................. $      -- $     3,993 $     245    $     4,238
Foreign corporate..........................        --       1,807       363          2,170
U.S. government and agency.................       796         580        --          1,376
RMBS.......................................        --       1,215       200          1,415
Foreign government.........................        --       1,305        40          1,345
CMBS.......................................        --         790         4            794
ABS........................................        --         520        33            553
Municipals.................................        --         261        --            261
                                            --------- ----------- ---------    -----------
   Total fixed maturity securities AFS.....       796      10,471       885         12,152
                                            --------- ----------- ---------    -----------
Short-term investments.....................        --          91        --             91
Other investments..........................        13          --        --             13
Derivative assets: (1)
Interest rate..............................        --          29        --             29
Foreign currency exchange rate.............        --         115        --            115
Credit.....................................        --           2        --              2
                                            --------- ----------- ---------    -----------
   Total derivative assets.................        --         146        --            146
                                            --------- ----------- ---------    -----------
Separate account assets (2)................       335       2,222        --          2,557
                                            --------- ----------- ---------    -----------
   Total assets............................ $   1,144 $    12,930 $     885    $    14,959
                                            ========= =========== =========    ===========
Liabilities
Derivative liabilities: (1)
Interest rate.............................. $      -- $         6 $      --    $         6
Foreign currency exchange rate.............        --          12        --             12
                                            --------- ----------- ---------    -----------
   Total derivative liabilities............        --          18        --             18
                                            --------- ----------- ---------    -----------
Embedded derivatives within liability host
  contracts (3)............................        --          --       (40)           (40)
                                            --------- ----------- ---------    -----------
   Total liabilities....................... $      -- $        18 $     (40)   $       (22)
                                            ========= =========== =========    ===========
--------
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets.

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(3)Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets.

                                    MTL-67

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

   The following describes the valuation methodologies used to measure assets and liabilities at fair value.

  Investments

   Securities and Short-term Investments

      When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

      When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

      The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g. cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

-----------------------------------------------------------------------------------------------------------------
Instrument                       Level 2                                            Level 3
                            Observable Inputs                                 Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------
Fixed maturity securities AFS
-----------------------------------------------------------------------------------------------------------------
 U.S. corporate and Foreign corporate securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market and   Valuation Approaches: Principally the market
            income approaches.                                 approach.
            Key Inputs:                                        Key Inputs:
            . quoted prices in markets that are not active     . illiquidity premium
            . benchmark yields; spreads off benchmark yields;  . delta spread adjustments to reflect specific
              new issuances; issuer ratings                      credit-related issues
            . trades of identical or comparable securities;    . credit spreads
              duration                                         . quoted prices in markets that are not active
            . privately-placed securities are valued using       for identical or similar securities that are
              the additional key inputs:                         less liquid and based on lower levels of
              .  market yield curve; call provisions             trading activity than securities classified in
              .  observable prices and spreads for similar       Level 2
                 public or private securities that             . independent non-binding broker quotations
                 incorporate the credit quality and industry
                 sector of the issuer
              .  delta spread adjustments to reflect specific
                 credit-related issues
-----------------------------------------------------------------------------------------------------------------

                                    MTL-68

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

-----------------------------------------------------------------------------------------------------------------
Instrument                       Level 2                                            Level 3
                            Observable Inputs                                 Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------
 U.S. government and agency securities, Foreign government securities and Municipals
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market       Valuation Approaches: Principally the market
            approach.                                          approach.
            Key Inputs:                                        Key Inputs:

            . quoted prices in markets that are not active     . independent non-binding broker quotations
            . benchmark U.S. Treasury yield or other yields    . quoted prices in markets that are not active
            . the spread off the U.S. Treasury yield curve       for identical or similar securities that are
              for the identical security                         less liquid and based on lower levels of
            . issuer ratings and issuer spreads;                 trading activity than securities classified in
              broker-dealer quotes                               Level 2
            . comparable securities that are actively traded   . credit spreads
-----------------------------------------------------------------------------------------------------------------
 Structured Products
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market and   Valuation Approaches: Principally the market and
            income approaches.                                 income approaches.
            Key Inputs:                                        Key Inputs:

            . quoted prices in markets that are not active     . credit spreads
            . spreads for actively traded securities; spreads  . quoted prices in markets that are not active
              off benchmark yields                               for identical or similar securities that are
            . expected prepayment speeds and volumes             less liquid and based on lower levels of
            . current and forecasted loss severity; ratings;     trading activity than securities classified in
              geographic region                                  Level 2
            . weighted average coupon and weighted average     . independent non-binding broker quotations
              maturity                                         . credit ratings
            . average delinquency rates; debt-service
              coverage ratios
            . credit ratings
            . issuance-specific information, including, but
              not limited to:
              .  collateral type; structure of the security;
                 vintage of the loans
              .  payment terms of the underlying assets
              .  payment priority within the tranche; deal
                 performance
-----------------------------------------------------------------------------------------------------------------
Short-term investments
-----------------------------------------------------------------------------------------------------------------
            . Short-term investments are of a similar nature   .  N/A
              and class to the fixed maturity securities AFS
              described above; accordingly, the valuation
              approaches and observable inputs used in their
              valuation are also similar to those described
              above.
-----------------------------------------------------------------------------------------------------------------
Separate account assets (1)
-----------------------------------------------------------------------------------------------------------------
 Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
-----------------------------------------------------------------------------------------------------------------
            Key Input:                                         .  N/A
            . quoted prices or reported net asset value
              provided by the fund managers
-----------------------------------------------------------------------------------------------------------------

--------
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents.

                                    MTL-69

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most OTC-bilateral and
  OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.
  Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

     Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and
  OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The
  Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the
  Company each reporting period.

                                    MTL-70

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

   Freestanding Derivatives

     Level 2 Valuation Approaches and Key Inputs;

        This level includes all types of derivatives utilized by the Company.

        Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

             Instrument                        Interest Rate                Foreign Currency              Credit
                                                                             Exchange Rate
-----------------------------------------------------------------------------------------------------------------------
 Inputs common to Level 2 by           .swap yield curves             .swap yield curves            .swap yield curves
 instrument type                       .basis curves                  .basis curves                 .credit curves
                                       .interest rate volatility (1)  .currency spot rates          .recovery rates
                                                                      .cross currency basis curves
-----------------------------------------------------------------------------------------------------------------------

--------
(1) Option-based only.

  Embedded Derivatives

     Embedded derivatives are primarily included within funds withheld on ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in "-- Investments
  -- Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   Embedded Derivatives Within Liability Host Contracts

     Level 3 Valuation Approaches and Key Inputs:

       Embedded derivatives within funds withheld on ceded reinsurance

          These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
       Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

                                    MTL-71

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

  Transfers between Levels

     Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.

   Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency.
   Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable
  Inputs (Level 3)

     The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                        December 31, 2019     December 31, 2018
                                                                      --------------------- ---------------------
                                                     Significant                 Weighted              Weighted
                          Valuation Techniques  Unobservable Inputs     Range   Average (1)   Range   Average (1)
                          --------------------  --------------------- --------- ----------- --------- -----------
Fixed maturity
 securities AFS (3)
U.S. corporate and         Matrix pricing       Offered quotes (4)      5 - 142     108      89 - 133     103
 foreign corporate.......
                           Market pricing       Quoted prices (4)      25 - 106      98      54 - 345     172
                          ----------------------------------------------------------------------------------------
Foreign government.......  Market pricing       Quoted prices (4)     134 - 134     134     124 - 124     124
                          ----------------------------------------------------------------------------------------
RMBS.....................  Market pricing       Quoted prices (4)      68 - 104      96      67 - 104      95
                          ----------------------------------------------------------------------------------------
ABS......................  Market pricing       Quoted prices (4)      91 - 100      98      92 - 100      97
                          ----------------------------------------------------------------------------------------
                                                                          Impact of
                                                                      Increase in Input
                                                     Significant        on Estimated
                          Valuation Techniques  Unobservable Inputs    Fair Value (2)
                          --------------------  --------------------- -----------------
Fixed maturity
 securities AFS (3)
U.S. corporate and         Matrix pricing       Offered quotes (4)         Increase
 foreign corporate.......
                           Market pricing       Quoted prices (4)          Increase
                          -------------------------------------------------------------
Foreign government.......  Market pricing       Quoted prices (4)          Increase
                          -------------------------------------------------------------
RMBS.....................  Market pricing       Quoted prices (4)         Increase (5)
                          -------------------------------------------------------------
ABS......................  Market pricing       Quoted prices (4)         Increase (5)
                          -------------------------------------------------------------
--------
(1)The weighted average for fixed maturity securities AFS is determined based on the estimated fair value of the securities.

(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value.

(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.

(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.

(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

     Generally, all other classes of assets and liabilities classified within
  Level 3 that are not included in the preceding table use the same valuation techniques and significant unobservable inputs as previously described for
  Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.

                                    MTL-72

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

     The following tables summarize the change of all assets (liabilities)
  measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                                       Fair Value Measurements Using
                                                                 Significant Unobservable Inputs (Level 3)
                                                    -------------------------------------------------------------------
                                                       Fixed Maturity Securities AFS
                                                    ----------------------------------
                                                                                                                 Net
                                                                                                    Separate  Embedded
                                                                  Structured  Foreign   Short-term  Accounts Derivatives
                                                    Corporate (6)  Products  Government Investments   (7)        (8)
                                                    ------------- ---------- ---------- ----------- -------- -----------
                                                                               (In millions)
Balance, January 1, 2018...........................    $   640     $   206    $    43     $     5   $    --    $   (25)
Total realized/unrealized gains (losses)
  included in net income (loss) (1), (2)...........          3           2         --          --        --         65
Total realized/unrealized gains (losses)
  included in AOCI.................................        (51)         --         (2)         --        --         --
Purchases (3)......................................         89         123         --          --        --         --
Sales (3)..........................................        (28)        (26)        (1)         --        --         --
Issuances (3)......................................         --          --         --          --        --         --
Settlements (3)....................................         --          --         --          --        --         --
Transfers into Level 3 (4).........................         --          --         --          --        --         --
Transfers out of Level 3 (4).......................        (45)        (68)        --          (5)       --         --
                                                       -------     -------    -------     -------   -------    -------
Balance, December 31, 2018.........................    $   608     $   237    $    40     $    --   $    --    $    40
                                                       =======     =======    =======     =======   =======    =======
Total realized/unrealized gains (losses)
  included in net income (loss) (1), (2)...........        (11)          3         --          --        --        (89)
Total realized/unrealized gains (losses)
  included in AOCI.................................         99           4          4          --        --         --
Purchases (3)......................................        377          53         --          --        65         --
Sales (3)..........................................        (35)        (30)        --          --        --         --
Issuances (3)......................................         --          --         --          --        --         --
Settlements (3)....................................         --          --         --          --        --         --
Transfers into Level 3 (4).........................          3          --         --          --        --         --
Transfers out of Level 3 (4).......................        (88)        (26)        --          --        --         --
                                                       -------     -------    -------     -------   -------    -------
Balance, December 31, 2019.........................    $   953     $   241    $    44     $    --   $    65    $   (49)
                                                       =======     =======    =======     =======   =======    =======
Changes in unrealized gains (losses) included in
  net income (loss) for the instruments still held
  at December 31, 2017: (5)........................    $     1     $     3    $    --     $    --   $    --    $   (55)
                                                       =======     =======    =======     =======   =======    =======
Changes in unrealized gains (losses) included in
  net income (loss) for the instruments still held
  at December 31, 2018: (5)........................    $     2     $     2    $    --     $    --   $    --    $    66
                                                       =======     =======    =======     =======   =======    =======
Changes in unrealized gains (losses) included in
  net income (loss) for the instruments still held
  at December 31, 2019: (5)........................    $   (13)    $     2    $    --     $    --   $    --    $   (89)
                                                       =======     =======    =======     =======   =======    =======
Gains (Losses) Data for the year ended
  December 31, 2017:
Total realized/unrealized gains (losses)
  included in net income (loss) (1), (2)...........    $     2     $     3    $    (1)    $    --   $    --    $   (55)
Total realized/unrealized gains (losses)
  included in AOCI.................................    $    94     $     3    $     6     $    --   $    --    $    --
--------

                                    MTL-73

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).
   Substantially all realized/unrealized gains (losses) included in net income
   (loss) for net embedded derivatives are reported in net derivative gains
   (losses).

(2)Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.
   Substantially all changes in unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).

(6)Comprised of U.S. and foreign corporate securities.

(7)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net investment gains (losses). Separate account assets and liabilities are presented net for the purposes of the rollforward.

(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

Fair Value of Financial Instruments Carried at Other Than Fair Value

   The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the
Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

                                    MTL-74

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                 December 31, 2019
                                 -------------------------------------------------
                                               Fair Value Hierarchy
                                            ---------------------------
                                                                          Total
                                  Carrying                              Estimated
                                   Value    Level 1 Level 2   Level 3   Fair Value
                                 ---------- ------- ------- ----------- ----------
                                                   (In millions)
Assets
Mortgage loans.................. $    3,088 $    -- $    -- $     3,195 $    3,195
Policy loans.................... $    1,763 $    -- $    63 $     2,438 $    2,501
Other invested assets........... $      140 $    -- $   142 $        -- $      142
Premiums, reinsurance and other
  receivables................... $      964 $    -- $    11 $     1,022 $    1,033
Liabilities
Policyholder account balances... $    2,546 $    -- $    -- $     2,785 $    2,785
Long term debt.................. $      105 $    -- $   127 $        -- $      127
Other liabilities............... $      146 $    -- $   144 $         2 $      146
Separate account liabilities.... $      349 $    -- $   349 $        -- $      349

                                                 December 31, 2018
                                 -------------------------------------------------
                                               Fair Value Hierarchy
                                            ---------------------------
                                                                          Total
                                  Carrying                              Estimated
                                   Value    Level 1  Level 2  Level 3   Fair Value
                                 ---------- -------- ------- ---------- ----------
                                                   (In millions)
Assets
Mortgage loans.................. $    1,893 $     -- $    -- $    1,923 $    1,923
Policy loans.................... $    1,818 $     -- $    69 $    2,360 $    2,429
Other invested assets........... $      101 $     -- $   110 $       -- $      110
Premiums, reinsurance and other
  receivables................... $      982 $     -- $     2 $      998 $    1,000
Liabilities
Policyholder account balances... $    2,600 $     -- $    -- $    2,728 $    2,728
Long term debt.................. $      105 $     -- $   126 $       -- $      126
Other liabilities............... $       92 $     -- $    90 $        2 $       92
Separate account liabilities.... $      164 $     -- $   164 $       -- $      164

9. Long-term Debt

   The Company's long-term debt outstanding is comprised of a surplus note due in January 2024, which bears interest at a fixed rate of 7.63%. The outstanding balance of the surplus note was $105 million at both December 31, 2019 and 2018.

   Payments of interest and principal on the Company's surplus note are subordinate to all other obligations and may be made only with the prior approval of the insurance department of the state of domicile.

                                    MTL-75

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Long-term Debt (continued)

   Interest expense related to the surplus note, included in other expenses, was $9 million for each of the years ended December 31, 2019, 2018 and 2017.

Letters of Credit

   The Company had access to credit facilities from various banks indirectly through letters of credit available to MetLife, Inc. for the benefit of the
Company and certain other affiliates of MetLife, Inc. These facilities were used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees associated with letters of credit were $0, less than
$1 million and $3 million for the years ended December 31, 2019, 2018 and 2017, respectively, and were included in other expenses. At December 31, 2019, the
Company had no letters of credit outstanding.

10. Equity

Statutory Equity and Income

   MTL prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska
Department of Insurance. The National Association of Insurance Commissioners
("NAIC") has adopted the Codification of Statutory Accounting Principles
("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of MTL.

   The state of domicile of MTL imposes risk-based capital ("RBC") requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC"), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC
("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL
RBC ratios for MTL were in excess of 420% at both December 31, 2019 and 2018.

   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MTL are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

   Nebraska has adopted a permitted accounting practice related to private placement variable life stable value, which impacts reserves. The impact of this permitted accounting practice increased the statutory capital and surplus of MTL for the years ended December 31, 2019 and 2018 by $5 million and
$6 million, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.

                                    MTL-76

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Equity (continued)

   The tables below present amounts from MTL, which are derived from the statutory-basis financial statements as filed with the Nebraska Department of
Insurance.

   Statutory net income (loss) was as follows:

                                                 Years Ended December 31,
                                              -------------------------------
  Company                   State of Domicile    2019       2018      2017
  ------------------------  ----------------- ----------  -------- ----------
                                                       (In millions)
  Metropolitan Tower Life
    Insurance Company......     Nebraska      $      (13) $     76 $      164

   Statutory capital and surplus was as follows at:

                                                        December 31,
                                                  -------------------------
    Company                                           2019         2018
    --------------------------------------------  ------------ ------------
                                                        (In millions)
    Metropolitan Tower Life Insurance Company.... $      1,502 $      1,549

Dividend Restrictions

   Under the Nebraska Insurance Code, MTL is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or
(ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of MTL's own securities. MTL will be permitted to pay a dividend to MetLife, Inc. in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the
Director of the Nebraska Department of Insurance (the "Nebraska Director") and
the Nebraska Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)"
excluding unrealized capital gains) as of the immediately preceding calendar year requires insurance regulatory approval. Under the Nebraska Insurance Code, the Nebraska Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

   MTL did not pay a dividend for the year ended December 31, 2019. MTL paid
$191 million in dividends to MetLife, Inc. for the year ended December 31,
2018, including amounts where regulatory approval was obtained as required.
Under Nebraska Insurance Code, MTL has calculated that it may pay approximately
$149 million to MetLife, Inc. without prior regulatory approval by the end of
2020.

                                    MTL-77

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI was as follows:

                                                     Unrealized                       Foreign    Defined
                                                  Investment Gains     Unrealized    Currency    Benefit
                                                  (Losses), Net of   Gains (Losses) Translation   Plans
                                                 Related Offsets (1) on Derivatives Adjustments Adjustment   Total
                                                 ------------------- -------------- ----------- ---------- --------
                                                                            (In millions)
Balance at December 31, 2016....................      $    382          $    23      $    (13)   $    (9)  $    383
OCI before reclassifications....................           272              (52)            1         (1)       220
Deferred income tax benefit (expense)...........           (89)              18            (1)         1        (71)
                                                      --------          -------      --------    -------   --------
   AOCI before reclassifications, net of
     income tax.................................           565              (11)          (13)        (9)       532
Amounts reclassified from AOCI..................             3                4            --          1          8
Deferred income tax benefit (expense)...........            (1)              (1)           --         (1)        (3)
                                                      --------          -------      --------    -------   --------
   Amounts reclassified from AOCI, net of
     income tax.................................             2                3            --         --          5
                                                      --------          -------      --------    -------   --------
Balance at December 31, 2017....................           567               (8)          (13)        (9)       537
OCI before reclassifications....................          (593)              93             2          3       (495)
Deferred income tax benefit (expense)...........           122              (18)           --         (1)       103
                                                      --------          -------      --------    -------   --------
   AOCI before reclassifications, net of
     income tax.................................            96               67           (11)        (7)       145
Amounts reclassified from AOCI..................            38              (11)           --          1         28
Deferred income tax benefit (expense)...........            (8)               2            --         --         (6)
                                                      --------          -------      --------    -------   --------
   Amounts reclassified from AOCI, net of
     income tax.................................            30               (9)           --          1         22
                                                      --------          -------      --------    -------   --------
Cumulative effects of changes in accounting
  principles....................................            (2)              --            --         --         (2)
Deferred income tax benefit (expense),
  cumulative effects of changes in accounting
  principles....................................           117               (3)           (4)        (2)       108
                                                      --------          -------      --------    -------   --------
   Cumulative effects of changes in accounting
     principles, net of income tax..............           115               (3)           (4)        (2)       106
                                                      --------          -------      --------    -------   --------
Balance at December 31, 2018....................           241               55           (15)        (8)       273
OCI before reclassifications....................           795              (16)           14         (2)       791
Deferred income tax benefit (expense)...........          (167)               3            (3)        --       (167)
                                                      --------          -------      --------    -------   --------
   AOCI before reclassifications, net of
     income tax.................................           869               42            (4)       (10)       897
Amounts reclassified from AOCI..................           (27)               1            --          1        (25)
Deferred income tax benefit (expense)...........             6               --            --         --          6
                                                      --------          -------      --------    -------   --------
   Amounts reclassified from AOCI, net of
     income tax.................................           (21)               1            --          1        (19)
                                                      --------          -------      --------    -------   --------
   Cumulative effects of changes in accounting
     principles, net of income tax (2)..........            --                1            --         --          1
                                                      --------          -------      --------    -------   --------
Balance at December 31, 2019....................      $    848          $    44      $     (4)   $    (9)  $    879
                                                      ========          =======      ========    =======   ========
--------
(1)See Note 6 for information on offsets to investments related to future policy benefits and DAC and VOBA.

(2)See Note 1 for further information on adoption of new accounting pronouncements.

                                    MTL-78

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Equity (continued)

   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                             Years Ended December 31,
                                                         -------------------------------
                                                            2019       2018       2017
                                                         ---------  ---------  ---------
                                                                                           Consolidated Statements of
AOCI Components                                           Amounts Reclassified from AOCI      Operations Locations
-----------------------------------------------------    -------------------------------  ------------------------------
                                                                  (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)................ $      29  $     (34) $      (6) Net investment gains (losses)
Net unrealized investment gains (losses)................        (1)        --          1  Net investment income
Net unrealized investment gains (losses)................        (1)        (4)         2  Net derivative gains (losses)
                                                         ---------  ---------  ---------
    Net unrealized investment gains (losses), before
     income tax.........................................        27        (38)        (3)
Income tax (expense) benefit............................        (6)         8          1
                                                         ---------  ---------  ---------
    Net unrealized investment gains (losses), net of
     income tax.........................................        21        (30)        (2)
                                                         ---------  ---------  ---------
Unrealized gains (losses) on derivatives - cash flow
 hedges:
Foreign currency exchange rate derivatives..............        (1)        --         --  Net investment gains (losses)
Foreign currency exchange rate derivatives..............        --         11         (4) Net derivative gains (losses)
                                                         ---------  ---------  ---------
    Gains (losses) on cash flow hedges, before
     income tax.........................................        (1)        11         (4)
Income tax (expense) benefit............................        --         (2)         1
                                                         ---------  ---------  ---------
    Gains (losses) on cash flow hedges, net of
     income tax.........................................        (1)         9         (3)
                                                         ---------  ---------  ---------
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses)............        (1)        (1)        (1)
                                                         ---------  ---------  ---------
    Amortization of defined benefit plan items,
     before income tax..................................        (1)        (1)        (1)
                                                         ---------  ---------  ---------
Income tax (expense) benefit............................        --         --          1
                                                         ---------  ---------  ---------
    Amortization of defined benefit plan items, net
     of income tax......................................        (1)        (1)        --
                                                         ---------  ---------  ---------
    Total reclassifications, net of income tax.......... $      19  $     (22) $      (5)
                                                         =========  =========  =========
--------
(1)These AOCI components are included in the computation of net periodic benefit costs.

                                    MTL-79

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Other Expenses

   Information on other expenses was as follows:

                                                                  Years Ended December 31,
                                                             ----------------------------------
                                                                2019        2018        2017
                                                             ----------  ----------  ----------
                                                                        (In millions)
General and administrative expenses (1)..................... $       56  $       89  $       51
Pension, postretirement and postemployment benefit costs....          3           2           3
Premium taxes, other taxes, and licenses & fees.............         21          18          17
Commissions and other variable expenses.....................        131         107         121
Capitalization of DAC.......................................        (39)        (44)        (81)
Amortization of DAC and VOBA................................         77          86          82
Interest expense on debt....................................          9           9           9
                                                             ----------  ----------  ----------
   Total other expenses..................................... $      258  $      267  $      202
                                                             ==========  ==========  ==========
--------
(1)Includes ($20) million, $7 million and ($5) million for the years ended
   December 31, 2019, 2018 and 2017, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.

Capitalization of DAC and Amortization of DAC and VOBA

   See Note 4 for additional information on DAC and VOBA including impacts of capitalization and amortization.

Expenses related to Debt

   See Note 9 for additional information on interest expense on debt.

Affiliated Expenses

   Commissions and other variable expenses, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 5 and 14 for a discussion of affiliated expenses included in the table above.

12. Income Tax

   The provision for income tax was as follows:

                                                Years Ended December 31,
                                           ----------------------------------
                                              2019        2018        2017
                                           ----------  ---------  -----------
                                                      (In millions)
  Current:
  U.S. federal............................ $      110  $      29  $       (64)
  Deferred:
  U.S. federal............................        (81)        (1)        (138)
                                           ----------  ---------  -----------
     Provision for income tax expense
       (benefit).......................... $       29  $      28  $      (202)
                                           ==========  =========  ===========

                                    MTL-80

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Income Tax (continued)

   The reconciliation of the income tax provision at the U.S. statutory rate
(21% in 2019 and 2018; 35% in 2017) to the provision for income tax as reported was as follows:

                                                                 Years Ended December 31,
                                                             -------------------------------
                                                                2019       2018       2017
                                                             ---------  ---------  ---------
                                                                      (In millions)
Tax provision at U.S. statutory rate........................ $      17  $      30  $      27
Tax effect of:
Dividend received deduction.................................        (1)        (1)        (1)
Tax-exempt income...........................................        (4)         1         (3)
Prior year tax..............................................        --         --         (7)
Distribution of former subsidiary (1).......................        --         --        (48)
U.S. Tax Reform impact (2)..................................        --         --       (168)
Change in valuation allowance...............................         1         --         --
Other, net..................................................        16         (2)        (2)
                                                             ---------  ---------  ---------
   Provision for income tax expense (benefit)............... $      29  $      28  $    (202)
                                                             =========  =========  =========
--------
(1)In 2013, the Company distributed all of the issued and outstanding shares of common stock of MetLife Reinsurance Company of Delaware ("MRD"), a wholly-owned subsidiary, to MetLife, Inc. in the form of a dividend and deferred the related tax benefit. In August 2017, MetLife, Inc. distributed
   MRD to third parties and the Company recognized the deferred tax benefit related to the dividend of MRD.

(2)For the year ended December 31, 2017, the U.S. Tax Reform impact includes a
   ($168) million adjustment of deferred taxes due to the U.S. tax rate change.

   On December 22, 2017, President Trump signed into law U.S. Tax Reform. U.S.
Tax Reform includes numerous changes in tax law, including a permanent reduction in the U.S. federal corporate income tax rate from 35% to 21%, which took effect for taxable years beginning on or after January 1, 2018.

   The incremental financial statement impact to the provision for income tax expense (benefit) related to U.S. Tax Reform was less than $1 million for the year ended December 31, 2018. The incremental financial statement impact related to U.S. Tax Reform for the year ended December 31, 2017 was as follows:

                                                                U.S. Tax Reform
                                                                ---------------
                                                                 (In millions)
 Income (loss) before provision for income tax.................   $       (1)
 Provision for income tax expense (benefit):
 Deferred tax revaluation......................................         (168)
                                                                  ----------
    Total provision for income tax expense (benefit)...........         (168)
                                                                  ----------
 Income (loss), net of income tax..............................          167
 Income tax (expense) benefit related to items of other
   comprehensive income (loss).................................            6
                                                                  ----------
 Increase to net equity from U.S. Tax Reform...................   $      173
                                                                  ==========

   In accordance with SAB 118 issued by the U.S. Securities and Exchange
Commission ("SEC") in December 2017, the Company recorded provisional amounts for certain items for which the income tax accounting was not

                                    MTL-81

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Income Tax (continued)

complete. For these items, the Company recorded a reasonable estimate of the tax effects of U.S. Tax Reform. The estimates were reported as provisional amounts during the measurement period, which did not exceed one year from the date of enactment of U.S. Tax Reform. In 2018, the Company reflected adjustments to its provisional amounts upon obtaining, preparing, or analyzing additional information about facts and circumstances that existed as of the enactment date that, if known, would have affected the income tax effects initially reported as provisional amounts. While the SAB 118 provisional measurement period ended December 31, 2018, the Company continued to review certain U.S. Tax Reform amounts in 2019.

   As of December 31, 2017, the following items were considered provisional estimates due to complexities and ambiguities in U.S. Tax Reform which resulted in incomplete accounting for the tax effects of these provisions. Further guidance, either legislative or interpretive, and analysis were completed and updates were made to complete the accounting for these items during the measurement period as of December 31, 2018 and subsequent to the measurement period as of December 31, 2019:

   .   Alternative Minimum Tax Credits - U.S. Tax Reform eliminates the corporate alternative minimum tax and allows for minimum tax credit carryforwards to be used to offset future regular tax or to be refunded
       50% each tax year beginning in 2018, with any remaining balance fully refunded in 2021. However, pursuant to the requirements of the Balanced
       Budget and Emergency Deficit Control Act of 1985, as amended, refund payments issued for corporations claiming refundable prior year alternative minimum tax credits are subject to a sequestration rate of
       6.2%. The application of this fee to refunds in future years is subject to further guidance. Additionally, the sequestration reduction rate in effect at the time is subject to uncertainty. For the year ended
       December 31, 2017, the Company recorded a less than $1 million tax charge, included within the deferred tax revaluation. For the year ended
       December 31, 2018, the Company determined that no additional adjustment was required. In early 2019, the Internal Revenue Service ("IRS") issued guidance indicating that for years beginning after December 31, 2017, refund payments and credit elect and refund offset transactions due to refundable alternative minimum tax credits will not be subject to the sequestration fee. No additional adjustment was required for the year ended December 31, 2019.

   .   Tax Credit Partnerships - The reduction in the federal corporate income tax rate due to U.S. Tax Reform required adjustments for multiple investment portfolios, including tax credit partnerships and tax-advantaged leveraged leases. The tax-advantaged leveraged lease portfolio is valued on an after-tax yield-basis. In the fourth quarter of 2018, the Company received third party data that was used to complete a comprehensive review of its portfolio to determine the full and complete impact of U.S. Tax Reform on these investments. As a result of this review, the Company recorded a tax benefit of less than $1 million for the year ended December 31, 2018. No additional adjustment was required for the year ended December 31, 2019.

                                    MTL-82

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Income Tax (continued)

   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                                    December 31,
                                                             --------------------------
                                                                 2019          2018
                                                             ------------  ------------
                                                                    (In millions)
Deferred income tax assets:
Policyholder liabilities and receivables.................... $      1,216  $      1,142
Net operating loss carryforwards (1)........................            3             2
Employee benefits...........................................            6             6
Tax credit carryforwards....................................           --             5
Other.......................................................           24             3
                                                             ------------  ------------
   Total gross deferred income tax assets...................        1,249         1,158
Less: Valuation allowance...................................            3             2
                                                             ------------  ------------
   Total net deferred income tax assets.....................        1,246         1,156
                                                             ------------  ------------
Deferred income tax liabilities:
Investments, including derivatives..........................        1,220         1,173
Intangibles.................................................            9             9
DAC.........................................................           16            51
Net unrealized investment gains.............................          237            79
                                                             ------------  ------------
   Total deferred income tax liabilities....................        1,482         1,312
                                                             ------------  ------------
   Net deferred income tax asset (liability)................ $       (236) $       (156)
                                                             ============  ============
--------
(1)The Company has recorded a deferred tax asset of $3 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2019. U.S. state net operating loss carryforwards will expire between 2027 and 2035, whereas others have an unlimited carryforward period. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain U.S.
   state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

   Certain deferred income tax amounts at December 31, 2018 have been reclassified to conform to the 2019 presentation. The reclassification did not result in a change to the prior year net deferred income tax asset (liability)
balance. The significant impacts related to deferred income tax assets were a
$927 million increase to Policyholder liabilities and receivables and a
$3 million increase to Other. The significant impacts related to deferred income tax liabilities were a $952 million increase to Investments, including derivatives, a $8 million decrease to DAC, and a $14 million decrease to Other.
Additionally, the deferred income tax asset for Net operating loss carryforwards and offsetting Valuation allowance both increased by $2 million.
The reclassifications resulted from a comprehensive review in 2019 of the tax effects between the book and tax bases of assets and liabilities, primarily with respect to the Company's U.S. businesses.

   The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to affiliates included $33 million and $5 million for the years ended December 31,
2019 and 2018, respectively.

                                    MTL-83

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Income Tax (continued)

   The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the
Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007.

   The Company's overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   The Company had no unrecognized tax benefits for the years ended
December 31, 2019, 2018 and 2017.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses.

   The Company had no interest expense (benefit) recognized on the consolidated statements of operations for the years ended December 31, 2019 and December 31,
2018. The interest benefit recognized on the consolidated statements of operations was $2 million for the year ended December 31, 2017.

13. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

      Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the
   Company's financial position, based on information currently known by the
   Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect.
   However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular annual periods.

      On an annual basis, management reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.

                                    MTL-84

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Contingencies, Commitments and Guarantees (continued)

  Insolvency Assessments

      Many jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers or those that may become impaired, insolvent or fail. These associations levy assessments, up to prescribed limits, on all member insurers in a particular jurisdiction on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. In addition, certain jurisdictions have government owned or controlled organizations providing life, health and property and casualty insurance to their citizens, whose activities could place additional stress on the adequacy of guaranty fund assessments. Many of these organizations have the power to levy assessments similar to those of the guaranty associations. Some jurisdictions permit member insurers to recover assessments paid through full or partial premium tax offsets.

      Assets and liabilities held for insolvency assessments were as follows:

                                                             December 31,
                                                         ---------------------
                                                            2019       2018
                                                         ---------- ----------
                                                             (In millions)
 Other Assets:
 Premium tax offset for future discounted and
   undiscounted assessments............................. $        4 $        4
 Premium tax offset currently available for paid
   assessments..........................................          1          1
                                                         ---------- ----------
        Total........................................... $        5 $        5
                                                         ========== ==========
 Other Liabilities:
 Insolvency assessments................................. $        5 $        5
                                                         ========== ==========

Commitments

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $206 million and $150 million at December 31, 2019 and 2018, respectively.

  Commitments to Fund Private Corporate Bond Investments and Partnership
  Investments

     The Company commits to lend funds under private corporate bond investments and partnership investments. The amounts of these unfunded commitments were
  $793 million and $616 million at December 31, 2019 and 2018, respectively.

Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as

                                    MTL-85

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Contingencies, Commitments and Guarantees (continued)

third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to
$1 million, with a cumulative maximum of $2 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the
Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company's recorded liabilities were less than $1 million at both
December 31, 2019 and 2018 for indemnities, guarantees and commitments.

14. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions, and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were
$79 million, $74 million and $61 million for the years ended December 31, 2019,
2018 and 2017, respectively. Total revenues received from affiliates, primarily related to a lease agreement, were $4 million, $5 million and $6 million for the years ended December 31, 2019, 2018 and 2017, respectively.

   The Company had net receivables (payables) to affiliates, related to the items discussed above, of $5 million and $10 million at December 31, 2019 and
2018, respectively.

   See Notes 5, 6, 9 and 10 for additional information on related party transactions.

15. Subsequent Events

   The Company has evaluated events subsequent to December 31, 2019, through
April 23, 2020, which is the date these consolidated financial statements were available to be issued.

   Since December 31, 2019, the COVID-19 virus has caused a pandemic, and governments and businesses have taken measures such as travel bans, quarantines, and social distancing to combat the spread of the virus. These have disrupted business activity, as well as causing economic slowdown and significant volatility in financial markets. The Company cannot determine or estimate the extent to which these events have affected the Company's operations, business, financial results, or financial condition.

                                    MTL-86

PART C
OTHER INFORMATION
ITEM 24.	FINANCIAL STATEMENTS AND EXHIBITS
a. Financial Statements
The following financial statements comprising each of the Sub-Accounts of the Separate Account are included in Part B hereof:
1. Report of Independent Registered Public Accounting Firm.
2. Statements of Assets and Liabilities as of December 31, 2019.
3. Statements of Operations for the year ended December 31, 2019.
4. Statements of Changes in Net Assets for the years ended December 31, 2019 and 2018.
5. Notes to the Financial Statements.
The following financial statements and financial statement schedules of the Company are included in Part B hereof:
1. Report of Independent Registered Public Accounting Firm.
2. Balance Sheets as of December 31, 2019 and 2018.
3. Statements of Operations for the years ended December 31, 2019, 2018 and 2017.
4. Statements of Comprehensive Income (Loss) for the years ended December 31, 2019, 2018 and 2017.
5. Statements of Stockholder's Equity for the years ended December 31, 2019, 2018 and 2017.
6. Statements of Cash Flows for the years ended December 31, 2019, 2018 and 2017.
7. Notes to the Financial Statements.
8. Financial Statement Schedules.
The following consolidated financial statements of Metropolitan Tower Life Insurance Company (the "Guarantor") and subsidiaries are included in Part B hereof:
1.	Independent Auditors' Report.
2.	Consolidated Balance Sheets as of December 31, 2019 and 2018.
3.	Consolidated Statements of Operations for the years ended December 31, 2019, 2018 and 2017.
4.	Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2019, 2018 and 2017.
5.	Consolidated Statements of Stockholder's Equity for the years ended December 31, 2019, 2018 and 2017.
6.	Consolidated Statements of Cash Flows for the years ended December 31, 2019, 2018 and 2017.
7.	Notes to the Consolidated Financial Statements.
b. Exhibits
1.	(i)	Resolution of Board of Directors of the Company authorizing the establishment of the Variable Account. Incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to Form N-4 (File Nos. 033-74174 and 811-08306) as electronically filed on December 30, 1999.
	(ii)	Certificate of Assistant Secretary of the Resolutions of Board of Directors of the Company authorizing the name change of the Separate Account (effective August 24, 2016). Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7 to Form N-4 (File Nos. 333-209058 and 811-08306) filed electronically on December 14, 2017.
2.	Not Applicable.

3.	(i)	Principal Underwriter's Agreement. Incorporated herein by reference to Registrant's Post-Effective Amendment No. 7 to Form N-4 (File Nos. 033-74174 and 811-08306) as electronically filed on May 1, 2001.
(ii)	Form of Retail Sales Agreement (MLIDC 11-01-05 (LTC)). Incorporated herein by reference to MetLife Investors USA Separate Account A's Post-Effective Amendment No. 19 to Form N-4 (File Nos. 333-54464 and 811-03365) as electronically filed on April 24, 2006.
(iii)	Agreement and Plan of Merger (12-01-04) (MLIDC into GAD). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 13 to Form N-4 (File Nos. 333-96777 and 811-08306) as electronically filed on April 18, 2007.
(iv)	Form of Retail Sales Agreement (2-10) and Schedule of Differences. Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 to Form N-4 (File Nos. 333-96777 and 811-08306) as electronically filed on April 15, 2010.
(v)	Retail Sales Agreement and Amendments (Edward Jones) (23) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 19 to Form N-4 (File Nos. 333-96775 and 811-08306) as electronically filed on October 9, 2009.
(vi)	Selling Agreement and Amendments (UBS Financial Services Inc.). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 to Form N-4 (File Nos. 333-96777 and 811-08306) as electronically filed on April 15, 2010.
(vii)	Selling Agreement and Amendments (Merrill Lynch). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on June 15, 2010.
(viii)	Selling Agreement and Amendments (Citigroup Global Markets Inc.). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on June 15, 2010.
(ix)	Selling Agreement and Amendments (Citicorp Investment Services). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on June 15, 2010.
(x)	Form of Enterprise Selling Agreement 9-12 (MetLife Investors Distribution Company Sales Agreement). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 12 to Form N-4 (File Nos. 333-176680 and 811-08306) as electronically filed on April 17, 2013.
(xi)	Principal Underwriting and Distribution Agreement between Brighthouse Life Insurance Company of NY and Brighthouse Securities. LLC (effective March 6, 2017). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-209057 and 811-08306) as electronically filed on April 19, 2017.
(xii)	Form of Brighthouse Securities, LLC Sales Agreement. Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7 to Form N-4 (File Nos. 333-209058 and 811-08306) filed electronically on December 14, 2017.
4.	(i)	Individual Flexible Purchase Payment Deferred Variable Annuity Contract. Incorporated herein by reference to Registrant's Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on July 19, 2002.
(ii)	Fixed Account Rider. Incorporated herein by reference to Registrant’s Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on July 19, 2002.
(iii)	Enhanced Dollar Cost Averaging Rider. Incorporated herein by reference to Registrant's Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on July 19, 2002.
(iv)	Three Month Market Entry Rider. Incorporated herein by reference to Registrant's Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on July 19, 2002.
(v)	Death Benefit Rider - (Annual Step-Up). Incorporated herein by reference to Registrant's Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on July 19, 2002.
(vi)	Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider. Incorporated herein by reference to Registrant's Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on July 19, 2002.

(vii)	Waiver of Withdrawal Charge for Terminal Illness Rider. Incorporated herein by reference to Registrant's Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on July 19, 2002.
(viii)	Individual Retirement Annuity Endorsement. Incorporated herein by reference to Registrant's Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on July 19, 2002.
(ix)	Roth Individual Retirement Annuity Endorsement. Incorporated herein by reference to Registrant's Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on July 19, 2002.
(x)	401(a)/403(a) Plan Endorsement. Incorporated herein by reference to Registrant's Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on July 19, 2002.
(xi)	Tax Sheltered Annuity Endorsement. Incorporated herein by reference to Registrant's Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on July 19, 2002.
(xii)	Unisex Annuity Rates Rider. Incorporated herein by reference to Registrant's Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on July 19, 2002.
(xiii)	Simple Individual Retirement Annuity Endorsement. Incorporated herein by reference to Registrant's Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on July 19, 2002.
(xiv)	Endorsement (Name Change effective February 5, 2001. First MetLife Investors Insurance Company; formerly First Cova Life Insurance Company. Incorporated herein by reference to Registrant's Post-Effective Amendment No. 7 to Form N-4 (File Nos. 033-74174 and 811-08306) as electronically filed on May 1, 2001.
(xv)	Individual Retirement Annuity Endorsement 6023.1 (9/02). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on November 2, 2004.
(xvi)	Tax Sheltered Annuity Endorsement 6026.1 (9/02). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on November 2, 2004.
(xvii)	Roth Individual Retirement Annuity Endorsement 6024.1 (9/02). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on November 2, 2004.
(xviii)	401(a)/403(a) Plan Endorsement 6025.1 (9/02). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on November 2, 2004.
(xix)	Simple Individual Retirement Annuity Endorsement 6276 (9/02). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on November 2, 2004.
(xx)	Guaranteed Withdrawal Benefit Rider FMLI-690-2 (11/05). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on July 14, 2005.
(xxi)	Guaranteed Withdrawal Benefit Endorsement FMLI-GWB (11/05)-E. Incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on July 14, 2005.
(xxii)	Guaranteed Minimum Accumulation Benefit Rider - Living Benefit (GMAB) FMLI-670-1 (11/05). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on July 14, 2005.
(xxiii)	Form of Contract Schedule 6028-3 (11/05)-C (Class L). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 8 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on July 15, 2005.
(xxiv)	Form of Contract Schedule 6028-3 (11/05)-L (Class L-4 Year). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 8 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on July 15, 2005.

(xxv)	Designated Beneficiary Non-Qualified Annuity Endorsement FMLI-NQ-1 (11/05)-I. Incorporated herein by reference to Registrant's Post-Effective Amendment No. 7 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on September 9, 2005.
(xxvi)	Form of Lifetime Guaranteed Withdrawal Benefit Rider. Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 to Form N-4 (File Nos. 333-54464 and 811-03365) as electronically filed on January 13, 2006.
(xxvii)	Form of Guaranteed Minimum Income Benefit Rider. Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 to Form N-4 (File Nos. 333-54464 and 811-03365) as electronically filed on January 13, 2006.
(xxviii)	Form of Contract Schedule (enhanced GMIB Plus). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 to Form N-4 (File Nos. 333-54464 and 811-03365) as electronically filed on January 13, 2006.
(xxix)	Lifetime Guaranteed Withdrawal Benefit Rider. Incorporated herein by reference to Registrant's Post-Effective Amendment No. 10 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on April 21, 2006.
(xxx)	Form of Contract Schedule (Class L) 6028-3 (11/05)-C. Incorporated herein by reference to Registrant's Post-Effective Amendment No. 12 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on April 21, 2006.
(xxxi)	Form of Contract Schedule (Class L) 6028-3 (11/05)-L. Incorporated herein by reference to Registrant's Post-Effective Amendment No. 12 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on April 21, 2006.
(xxxii)	Death Benefit Rider - (Principal Protection) 6016 (02/02). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 13 to Form N-4 (File Nos. 333-96777 and 811-08306) as electronically filed on April 18, 2007.
(xxxiii)	Form of Contract Schedule GMIB 6028 (7/08). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 to Form N-4 (File Nos. 333-96777 and 811-08306) as electronically filed on May 9, 2008.
(xxxiv)	Form of Contract Schedule MLIU-ELGWB (4/08) (21) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 to Form N-4 (File Nos. 333-96777 and 811-08306) as electronically filed on May 9, 2008.
(xxxv)	Form of Lifetime Guaranteed Withdrawal Benefit Rider FMLI-690-4 (7/08). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 to Form N-4 (File Nos. 333-96777 and 811-08306) as electronically filed on May 9, 2008.
(xxxvi)	Form of Guaranteed Minimum Income Benefit - Living Benefit Rider FMLI-560-4 (7/08). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 to Form N-4 (File Nos. 333-96777 and 811-08306) as electronically filed on May 9, 2008.
(xxxvii)	Form of Qualified Distribution Program Endorsement FMLI-RMD-NY (7/10)-E. Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on June 15, 2010.
(xxxviii)	Form of Tax-Sheltered Annuity Endorsement FMLI-398-3-I (12/08). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 to Form N-4 (File Nos. 333-156646 and 811-08306) as electronically filed on March 22, 2011.
(xxxix)	Form of Contract Schedule 6028-5 (9/10)-L. Incorporated herein by reference to Registrant's Post-Effective Amendment No. 25 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on April 14, 2011.
(xl)	401 (a)/403 (a) Plan Endorsement 401-3 (5/11). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to Form N-4 (File Nos. 333-176680 and 811-08306) as electronically filed on April 18, 2012.
(xli)	Brighthouse Life Insurance Company of NY Name Change Endorsement (effective March 6, 2017) 5-E133-16-NY. Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-209057 and 811-08306) as electronically filed on April 19, 2017.

5.	(i)	Variable Annuity Application. Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on October 15, 2002.
(ii)	Form of Variable Annuity Application Class L 4477 (7/05) APPVA1105LNY. Incorporated herein by reference to Registrant's Post-Effective Amendment No. 8 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on July 15, 2005.
(iii)	Form of Variable Annuity Application Class L 477 (1/06) APPVALNY 606. Incorporated herein by reference to Registrant's Post-Effective Amendment No. 12 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on April 21, 2006.
(iv)	Form of Variable Annuity Application 6252 (4/08) APPXCNY July 2008. Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 to Form N-4 (File Nos. 333-96777 and 811-08306) as electronically filed on May 9, 2008.
(v)	Form of Variable Annuity Application Class L 4477 (1/11) APPLNY May 2011. Incorporated herein by reference to Registrant's Post-Effective Amendment No. 25 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on April 14, 2011.
(vi)	Form of Variable Annuity Application Class L 6253 (1/11) APPLSBNY May 2011. Incorporated herein by reference to Registrant's Post-Effective Amendment No. 25 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on April 14, 2011.
6.	(i)	Copy of Articles of Incorporation of the Company. Incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to Form N-4 (File Nos. 033-74174 and 811-08306) as electronically filed on December 30, 1999.
(ii)	Copy of Amended and Restated Bylaws of the Company. Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on October 15, 2002.
(iii)	Copy of Amended Charter of the Company. Incorporated herein by reference to Company's Amendment No. 1 to Form 10 (File No. 000-55705) as electronically filed on December 23, 2016.
(iv)	Copy of Amended and Restated By-Laws of the Company. Incorporated herein by reference to Company's Amendment No. 1 to Form 10 (File No. 000-55705) as electronically filed on December 23, 2016.
7.	(i) (a)	Reinsurance Agreement between First MetLife Investors Insurance Company and Metropolitan Life Insurance Company. (effective July 1, 2002). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on May 1, 2003.
(b)	Amendment No. 1, as of May 1, 2003 and Amendment No.2, as of May 1, 2004 to the Reinsurance Agreement (the “Agreement”) between First MetLife Investors Insurance Company (the“Cedent”) and Metropolitan Life Insurance Company (the “Reinsurer”) (effective July 1, 2002). Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on April 18, 2012.
(c)	Modified Coinsurance Agreement between MetLife Investors Insurance Company, First MetLife Investors Insurance Company and Metropolitan Life Insurance Company, effective July 1, 2002 (“Agreement”), Recapture of Reinsurance (dated October 27, 2004 and effective November 30, 2004). Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on April 18, 2012.
(ii)	Reinsurance Agreement and Administrative Services Agreement between First MetLife Investors Insurance Company and Metropolitan Life Insurance Company. (effective January 1, 2006). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 22 to Form N-4 (File Nos. 333-96777 and 811-08306) as electronically filed on April 18, 2008.
(iii)(a)	Automatic Reinsurance Agreement between First MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd. (effective December 1, 2004). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to Form N-4 (File Nos. 333-176680 and 811-08306) as electronically filed on April 18, 2012.
(b)	Amendment No. 1 through Amendment No. 16 to Automatic Reinsurance Agreement effective as of December 1, 2004 (“Agreement”) between First MetLife Investors Insurance Company (the “Cedent”) and Exeter Reassurance Company, Ltd. (the “Reinsurer”). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to Form N-4 (File Nos. 333-176680

and 811-08306) as electronically filed on April 18, 2012.
(c)	Amendment No. 17 through Amendment No. 19 to Automatic Reinsurance Agreement effective as of December 1, 2004 ("Agreement") between First MetLife Investors Insurance Company (the "Cedent") and Exeter Reassurance Company, Ltd. (the "Reinsurer"). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 12 to Form N-4 (File Nos. 333-176680 and 811-08306) as electronically filed on April 17, 2013.
(d)	Amendment No. 20 and Amendment No. 21 to Automatic Reinsurance Agreement effective as of December 1, 2004 ("Agreement") between First MetLife Investors Insurance Company (the "Cedent") and Exeter Reassurance Company, Ltd. (the "Reinsurer"). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 13 to Form N-4 (File Nos. 333-176680 and 811-08306) as electronically filed on April 22, 2014.
(iv)	Partial Commutation Agreement between First MetLife Investors Insurance Company (the "Cedent") and Exeter Reassurance Company, Ltd. (the "Reinsurer") (dated November 1, 2014). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 14 to Form N-4 (File Nos. 333-176680 and 811-08306) as electronically filed on April 22, 2015.
(v)	Reinsurance Agreement between First MetLife Investors Insurance Company and Metropolitan Life Insurance Company (dated November 3, 2014). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 14 to Form N-4 (File Nos. 333-176680 and 811-08306) as electronically filed on April 22, 2015.
(vi)	Assignment and Novation Agreement for Reinsurance Agreement (Treaty ID Number NYC10003153.T01.27259 between First MetLife Investors Insurance Company and Metropolitan Life Insurance Company and MetLife Insurance Company USA (effective January 30, 2017). Incorporated herein by reference to Registrants Post-Effective Amendment No. 8 to Form N-4 (File Nos. 333-209058 and 811-08306) as electronically filed April 18, 2018.
8.	(i) (a)	Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., MetLife Investors Distribution Company and First MetLife Investors Insurance Company (February 12, 2001). Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on October 15, 2002.
(b)	Amendment to Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., MetLife Investors Distribution Company and First MetLife Investors Insurance Company (dated May 1, 2009). Incorporated herein by reference to Registrant’s Initial Registration Statement on Form N-4 (File Nos.333-179240 and 811-08306) filed electronically on January 30, 2012.
(c)	Amendment to Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., MetLife Investors Distribution Company and First MetLife Investors Insurance Company (effective April 30, 2010) (29) Incorporated herein by reference to Registrant’s Initial Registration Statement on Form N-4 (File Nos.333-179240 and 811-08306) filed electronically on January 30, 2012.
(d)	Participation Agreement among Brighthouse Funds Trust I, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company of NY (effective March 6, 2017). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-209057 and 811-08306) as electronically filed on April 19, 2017.
(ii)	Participation Agreement among Metropolitan Series Fund Inc., Metropolitan Life Insurance Company and First MetLife Investors Insurance Company (February 1, 2001). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on November 2, 2004.
(iii)	Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, Metropolitan Life Insurance Company, and First MetLife Investors Insurance Company (effective July 1, 2004). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 8 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on October 7, 2005.
(iv)	Guarantee Agreement (General American Life Insurance Company) (June 1, 1995). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 to Form N-4 (File Nos. 333-96795 and 811-08306) as electronically filed on July 27, 2006.
(v)	Participation Agreement among Metropolitan Series Fund Inc., MetLife Advisers, LLC, MetLife Securities, Inc. and First MetLife Investors Insurance Company (effective April 30, 2007). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 13 to Form N-4

(File Nos. 333-96777 and 811-08306) as electronically filed on April 18, 2007.
(vi)(a)	Participation Agreement among Metropolitan Series Fund Inc., MetLife Advisors, LLC, MetLife Investors Distribution Company and First MetLife Investors Insurance Company (effective August 31, 2007). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on October 31, 2007.
(b)	Amendment to Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and First MetLife Investors Insurance Company (effective April 30, 2010) (29) Incorporated herein by reference to Registrant’s Initial Registration Statement on Form N-4 (File Nos.333-179240 and 811-08306) filed electronically on January 30, 2012.
(c)	Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company of NY (effective March 6, 2017). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-209057 and 811-08306) as electronically filed on April 19, 2017.
9.	(i)	Opinion of Counsel. Incorporated herein by reference to Registrant's Post-Effective Amendment No. 14 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on April 18, 2007.
(ii)	Opinion of Counsel (General American Life Insurance Company). Incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 to Form N-4 (File Nos. 333-96795 and 811-08306) as electronically filed on July 27, 2006.
10.	(i)	Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP) for the Registrant and the Depositor. (Filed herewith.)
(ii)	Consent of Independent Auditors (Deloitte & Touche LLP) for the Guarantor (Metropolitan Tower Life Insurance Company). (Filed herewith.)
11.	Not Applicable.
12.	Not Applicable.
13.	(i)	Powers of Attorney for Brighthouse Life Insurance Company of NY for Conor E. Murphy, Kimberly A. Berwanger, Douglas A. Rayvid, David W. Chamberlin, Richard A. Hemmings, Richard C. Pearson, Mayer Naiman, Gianna H. Figaro-Sterling and Lynn A. Dumais. (Filed herewith.)
(ii)	Powers of Attorney for Metropolitan Tower Life Insurance Company for Graham Cox, Tamara Schock, Michael Sakoulas, Michael Borowski, Steven Caldwell, Frank Cassandra, Andrew Kaniuk, Richard Leist, and Michael Zarcone. (Filed herewith.)

ITEM 25.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices with Depositor

Conor E. Murphy 11225 North Community House Road Charlotte, NC 28277	Director, Chairman of the Board, President and Chief Executive Officer

Kimberly A. Berwanger 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

Douglas A. Rayvid 285 Madison Avenue New York, NY 10017	Director

David W. Chamberlin 12802 Tampa Oaks Boulevard Suite 447 Temple Terrace, FL 33637	Director

Richard A. Hemmings 285 Madison Avenue New York, NY 10017	Director

Richard C. Pearson 285 Madison Avenue New York, NY 10017	Director

Mayer Naiman 285 Madison Avenue New York, NY 10017	Director

Devon Arendosch 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Information Security Officer

Patrisha Cox 11225 North Community House Road Charlotte, NC 28277	Vice President

Ruth Damian 11225 North Community House Road Charlotte, NC 28277	Vice President

Kumar Das Gupta 11225 North Community House Road Charlotte, NC 28277	Vice President

Nancy Davenport 11225 North Community House Road Charlotte, NC 28277	Vice President

Meghan Doscher 11225 North Community House Road Charlotte, NC 28277	Vice President

Micah Dowling 11225 North Community House Road Charlotte, NC 28277	Vice President

Gianna Figaro-Sterling 11225 North Community House Road Charlotte, NC 28277	Vice President and Controller

Tara Figard 11225 North Community House Road Charlotte, NC 28277	Vice President

Kevin Finneran 11225 North Community House Road Charlotte, NC 28277	Vice President and Illustration Officer

Jason Frain 11225 North Community House Road Charlotte, NC 28277	Vice President

Jeffrey Halperin 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Compliance Officer

James Hamalainen 11225 North Community House Road Charlotte, NC 28277	Vice President

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Jeffrey Hughes 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Technology Officer

Gregory Illson 11225 North Community House Road Charlotte, NC 28277	Vice President

Jacob Jenkelowitz 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Donald Leintz 11225 North Community House Road Charlotte, NC 28277	Vice President

John Lima 334 Madison Avenue Morristown, NJ 07960	Chief Derivatives Officer

Marie Pennington 11225 North Community House Road Charlotte, NC 28277	Vice President

Mark Reilly 11225 North Community House Road Charlotte, NC 28277	Vice President

Jose Singer-Freeman 11225 North Community House Road Charlotte, NC 28277	Vice President

Roger Andrew Vigar 11225 North Community House Road Charlotte, NC 28277	Vice President

Christine DeBiase 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Lynn Dumais 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Financial Officer

Antoine Walthour 11225 North Community House Road Charlotte, NC 28277	Vice President

Mark Wessel 11225 North Community House Road Charlotte, NC 28277	Vice President

James Wiviott 334 Madison Avenue Morristown, NJ 07960	Vice President and Chief Investment Officer
Michael Villella 11225 North Community House Road Charlotte, NC 28277	Vice President and Illustration Actuary
D. Burt Arrington 11225 North Community House Road Charlotte, NC 28277	Vice President and Secretary

Phyllis Zanghi 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer
ITEM 26.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
The Registrant is a separate account of Brighthouse Life Insurance Company of NY (“BLNY” or the “Company”) under New York state insurance law. BLNY is an indirect subsidiary of Brighthouse Financial, Inc., a publicly-traded company. The following outline indicates those entities that are controlled by Brighthouse Financial, Inc. or are under the common control of Brighthouse Financial, Inc. No person is controlled by the Registrant.
ORGANIZATIONAL STRUCTURE OF BRIGHTHOUSE FINANCIAL, INC. AND SUBSIDIARIES
AS OF DECEMBER 31, 2019
The following is a list of subsidiaries of Brighthouse Financial, Inc. as of December 31, 2019.
That entity which is listed at the left margin (labeled with a capital letter) is a direct subsidiary of Brighthouse Financial, Inc. (DE)
Each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of Brighthouse Financial, Inc.
The voting securities of the subsidiaries listed are 100% owned by their respective parent corporations. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.
A.	Brighthouse Holdings, LLC (DE)
	1.	New England Life Insurance Company (MA)
	2.	Brighthouse Life Insurance Company (DE)
		a.	Brighthouse Reinsurance Company of Delaware (DE)

	b.		Brighthouse Life Insurance Company of NY (NY)
	c.		Brighthouse Connecticut Properties Ventures, LLC (DE)
	d.		Brighthouse Renewables Holdings, LLC (DE)
		(i.)	Greater Sandhill I, LLC (DE)
	e.		Daniel/Brighthouse Midtown Atlanta Master Limited Liability Company (DE)
		(i.)	1075 Peachtree LLC (DE)
	f.		Brighthouse Assignment Company (CT)
	g.		ML 1065 Hotel, LLC (DE)
	h.		TIC European Real Estate LP, LLC (DE)
	i.		Euro TL Investments LLC (DE)
	j.		TLA Holdings LLC (DE)
		(i.)	The Prospect Company (DE)
	k.		Euro TI Investments LLC (DE)
	l.		TLA Holdings II LLC (DE)
3.	Brighthouse Securities, LLC (DE)
4.	Brighthouse Services, LLC (DE)
5.	Brighthouse Investment Advisers, LLC (DE)
ITEM 27.	NUMBER OF CONTRACT OWNERS
As of January 31, 2020, there were 19,154 owners of qualified contracts and 10,835 owners of non-qualified contracts offered by the Registrant (Brighthouse Variable Annuity Account B).
ITEM 28.	INDEMNIFICATION
Pursuant to applicable provisions of Brighthouse Life Insurance Company of NY’s by-laws or internal corporate policies adopted by Brighthouse Life Insurance Company of NY or Brighthouse Financial, Inc., its ultimate parent, the directors, officers and other controlling persons of Brighthouse Life Insurance Company of NY and of Brighthouse Life Insurance Company of NY’s affiliate and the underwriter, Brighthouse Securities, LLC, who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between Brighthouse Life Insurance Company of NY and Brighthouse Securities, LLC the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of Brighthouse Securities, LLC’s distribution of the Contracts.
Brighthouse Financial, Inc. also maintains directors and officers and professional liability insurance policies under which the Registrant, the Depositor and the Underwriter, as well as certain other Brighthouse subsidiaries, are covered. Brighthouse Financial, Inc. also has secured a financial institutions bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.	PRINCIPAL UNDERWRITERS
(a)	Brighthouse Securities, LLC is the principal underwriter for the following investment companies (including the Registrant):
Brighthouse Fund UL for Variable Life Insurance
Brighthouse Fund UL III for Variable Life Insurance
Brighthouse Funds Trust I
Brighthouse Funds Trust II
Brighthouse Separate Account A
Brighthouse Separate Account Eleven for Variable Annuities
Brighthouse Separate Account QPN for Variable Annuities
Brighhouse Variable Annuity Account B
Brighthouse Variable Annuity Account C
Brighthouse Variable Life Account A
Brighthouse Variable Life Account One
New England Variable Annuity Separate Account
New England Variable Life Separate Account
(b)	Brighthouse Securities, LLC is the principal underwriter for the Contracts. The following persons are the officers and managers of Brighthouse Securities, LLC. The principal business address for Brighthouse Securities, LLC is 11225 North Community House Road, Charlotte, NC 28277.

Name and Principal Business Address	Positions and Offices with Underwriter

Myles Lambert 11225 North Community House Road Charlotte, NC 28277	Manager, President and Chief Executive Officer

Philip Beaulieu 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Melissa Cox 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Michael Davis 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Gerard Nigro 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Jeffrey Halperin 11225 North Community House Road Charlotte, NC 28277	Vice President, General Counsel and Chief Compliance Officer

Phyllis Zanghi 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director

Donald Leintz 11225 North Community House Road Charlotte, NC 28277	Vice President

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary
Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

Jacob Jenkelowitz 285 Madison Avenue New York, NY 10017	Vice President and Assistant Secretary

D. Burt Arrington 11225 North Community House Road Charlotte, NC 28277	Vice President and Secretary

John Lima 334 Madison Avenue Floor 3 Morristown, NJ 07960	Vice President and Chief Derivatives Officer

Kevin Rankin 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Financial Officer

James Wiviott 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President
(c)	Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts And Commissions	(3) Compensation On Redemption	(4) Brokerage Commissions	(5) Other Compensation
Brighthouse Securities, LLC	$60,583,206	$0	$0	$0
ITEM 30.	LOCATION OF ACCOUNTS AND RECORDS
Omitted.
ITEM 31.	MANAGEMENT SERVICES
Pursuant to a transitional services agreement, the amount paid by Brighthouse Services, LLC on behalf of BLNY to MetLife Services and Solutions, LLC for the provision of certain administrative and recordkeeping services relating to the Contracts and other contracts issued by BLNY for the period ended December 31, 2018 was $893,031, and for the period ended September 30, 2019 was $1,232,431. Pursuant to a services agreement, the amount paid by Brighthouse Services, LLC on behalf of BLNY to Computer Sciences Corporation for the provision of certain administrative and recordkeeping services relating to the Contracts and other contracts and policies issued by BLIC for the period October 1, 2019 and ended December 31, 2019 was $248,292.
ITEM 32.	UNDERTAKINGS
a.	Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.
b.	Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c.	Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.
UNDERTAKINGS OF THE DEPOSITOR
During any time there are insurance obligations outstanding and covered by the guarantee issued by Metropolitan Tower Life Insurance Company (“Guarantee Period”), filed as an exhibit to this Registration Statement (the “Guarantee”), the Depositor hereby undertakes to provide notice to contract Owners covered by the Guarantee promptly after the happening of significant events related to the Guarantee.
During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to contract Owners, an offer to supply the annual audited financial statements of Metropolitan Tower Life Insurance Company (“Guarantor”), free of charge upon a contract Owner’s request.
Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited financial statements of the Guarantor in the Registration Statement are updated to be as of a date not more than 16 months from the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of the Guarantor regarding such financial statements.
REPRESENTATIONS
Brighthouse Life Insurance Company of NY (Company) hereby represents that the fees and charges deducted under the Contracts described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.
The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:
1.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;
2.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;
3.	Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;
4.	Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this registration statement to be signed on its behalf, in the city of Charlotte, and the state of North Carolina, on the 16th day of April, 2020.
BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B (Registrant)
By:	BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
By:	/s/ Gregory E. Illson
Gregory E. Illson Vice President

BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY (Depositor)
By:	/s/ Gregory E. Illson
Gregory E. Illson Vice President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 16, 2020.
/s/ Conor E. Murphy* Conor E. Murphy	Chairman of the Board, President, Chief Executive Officer and a Director

/s/ Kimberly A. Berwanger* Kimberly A. Berwanger	Director and Vice President

/s/ Douglas A. Rayvid* Douglas A. Rayvid	Director

/s/ David W. Chamberlin* David W. Chamberlin	Director

/s/ Lynn A. Dumais* Lynn A. Dumais	Vice President and Chief Financial Officer

/s/ Richard A. Hemmings* Richard A. Hemmings	Director

/s/ Richard C. Pearson* Richard C. Pearson	Director

/s/ Mayer Naiman* Mayer Naiman	Director

/s/ Gianna H. Figaro-Sterling* Gianna H. Figaro Sterling	Controller and Vice President (principal accounting officer)

By:	/s/ Michele H. Abate
Michele H. Abate, Attorney-In-Fact April 16, 2020
*	Brighthouse Life Insurance Company of NY. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, Metropolitan Tower Life Insurance Company has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of New York, and state of New York, on the 23rd day of April, 2020.
METROPOLITAN TOWER LIFE INSURANCE COMPANY (Guarantor)
By:	/s/ Robin Wagner
Robin Wagner Assistant Vice President Metropolitan Tower Life Insurance Company

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 23, 2020.
* Graham Cox	President, Presiding Officer of the Board and Director
* Tamara Schock	Executive Vice President and Chief Accounting Officer
* Michael Sakoulas	Senior Vice President and Chief Financial Officer
* Michael Borowski	Director
* Steven Caldwell	Director
* Frank Cassandra	Director
* Andrew Kaniuk	Director
* Richard Leist	Executive Vice President, Executive Investment Officer and Director
* Michael Zarcone	Director

*By:	/s/ Robin Wagner
Robin Wagner Attorney-In Fact April 23, 2020
*Metropolitan Tower Life Insurance Company. Executed by Robin Wagner, on behalf of those indicated pursuant to powers of attorney filed herewith.

INDEX TO EXHIBITS
10.(i)	Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP) for the Registrant and the Depositor
10.(ii)	Consent of Independent Auditors (Deloitte & Touche LLP) for the Guarantor (Metropolitan Tower Life Insurance Company)
13.(i)	Powers of Attorney for Brighthouse Life Insurance Company of NY (Depositor)
13.(ii)	Powers of Attorney for Metropolitan Tower Life Insurance Company (Guarantor)